UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08918

HC Capital Trust

(Exact name of Registrant as specified in charter)

Five Tower Bridge,

300 Barr Harbor Drive, 5th Floor,

West Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc.,

4400 Easton Commons, Suite 200,

Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-9596

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

The Registrant is filing this amended and restated Annual Shareholder Report (originally filed with the Securities and Exchange Commission on Form N-CSR on September 3, 2020) to update the Supplemental Additional Information for the addition of shareholder vote disclosures effective February 11, 2020 for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The ESG Growth Portfolio. Additionally, the Registrant updated Item 4 (e)(2) to reflect that all service fees were pre-approved. No other information or disclosures contained in the original filing are being amended by this Form N-CSR/A.

Annual Report

The Value Equity Portfolio

The Growth Equity Portfolio

The Institutional U.S. Equity Portfolio

The Small Capitalization–Mid Capitalization Equity Portfolio

The Commodity Returns Strategy Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Core Fixed Income Portfolio

The Fixed Income Opportunity Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Short-Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

June 30, 2020

HC CAPITAL TRUST	Annual Report

June 30, 2020

Fiscal Year 2020 Summary

General Market

(Unaudited — June 30, 2020)

The Portfolios of the HC Capital Trust provide clients with diversified exposure to multiple asset classes (for both taxable and institutional investors). The Portfolios diversify, where appropriate, across multiple managers and strategies. The Portfolios enable the construction of custom asset allocation portfolios that best meet clients’ overall investment policies and objectives. Depending upon the objective, each Portfolio will generally seek to deliver performance that exceeds, or is in-line with, the benchmark for the Portfolio as well as a peer universe of mutual funds with similar investment strategies.

Financial markets rose moderately over the course of the Fiscal Year (The MSCI All-Country World Index rose 2.10%). Until early March, the U.S. Economy seemed to be on a stable course of growth. After a year of acrimonious negotiations with China over trade policy, a Phase I accord was signed in December. Unemployment reached decadal lows. With little inflationary pressure the Federal Reserve’s projected path of interest rates was neutral. U.S. corporate earnings had stagnated over 2019, but due to improving conditions in non-U.S. economies appeared poised to benefit from a more favorable economic development. In early March, the SARS-Cov-2 virus, that had been spreading in China since the prior December became pandemic. Within a month, the world’s major economies had imposed lock-downs to inhibit the spread of the virus. Global economic activity plummeted. Equity markets fell approximately 35% from their February highs to lows in late March. Global governments and central banks implemented swift and decisive monetary and fiscal stimulus to limit the economic losses and restore market functioning. These efforts, combined with the public health measures to limit the spread of the virus, encouraged financial markets to look past the immediate loss of earnings. Global markets quickly recovered much of the value lost by the end of the period.

U.S. equities appreciated over the twelve months ended June 30, 2020 (7.45% for the S&P 500). Growth outperformed Value stocks (Russell 1000® Growth Index 23.09% versus Russell 1000® Value Index -8.77%). International developed market equities fell 4.21% in local currency terms (MSCI EAFE) and 5.09% in U.S. Dollar terms. The MSCI Emerging Markets index fell 3.36% in U.S. Dollar terms. The U.S. 10-year Treasury yield fell from 2.01% to 0.65% over the year. Falling yields led the U.S. Investment Grade Bond market to a strong performance for the year (Bloomberg Barclays U.S. Aggregate Bond Index 8.77%).

Each of the Portfolios provided results consistent with their stated objectives over the fiscal year ended June 30, 2020. The performance of each Portfolio is listed in the table below and detailed summaries of the objectives, managers, and results are contained in the subsequent sections.

HC Capital Trust Portfolios	Fiscal Year 2020 Return
The Value Equity Portfolio	6.89%
Russell 1000® Value Index[1]	-8.84%
The Growth Equity Portfolio	11.17%
Russell 1000® Growth Index[1]	23.28%
The Institutional U.S. Equity Portfolio	12.71%
MSCI USA Index[2]	8.42%
Russell 1000® Growth Index[1]	23.28%
The Small Capitalization-Mid Capitalization Equity Portfolio	-6.83%
Russell 2000® Index[1]	-6.63%
The Commodity Returns Strategy Portfolio	-25.78%
Bloomberg Commodity Index[3]	-17.38%
HC Commodities Benchmark[4]	-17.87%
The ESG Growth Portfolio	4.49%
MSCI World Index[5]	3.40%
The Catholic SRI Growth Portfolio	2.72%
MSCI World Index[5]	3.40%
The International Equity Portfolio	-3.82%
MSCI EAFE Index[6]	-4.73%
The Institutional International Equity Portfolio	-6.83%
MSCI EAFE Index[6]	-4.73%
The Emerging Markets Portfolio	-3.44%
MSCI EM Index[7]	-3.05%
The Core Fixed Income Portfolio	8.85%
Bloomberg Barclays U.S. Aggregate Bond Index[8]	8.74%
The Fixed Income Opportunity Portfolio	5.08%
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index[9]	2.06%
The U.S. Government Fixed Income Securities Portfolio	10.21%
Bloomberg Barclays U.S. Government Bond Index[10]	10.34%
The Inflation Protected Securities Portfolio	7.77%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index[11]	8.28%
The U.S. Corporate Fixed Income Securities Portfolio	10.10%
Bloomberg Barclays U.S. Corporate Bond Index[12]	9.50%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	5.12%
Bloomberg Barclays U.S. Securitized Index[13]	5.74%
The Short-Term Municipal Bond Portfolio	2.68%
ICE BofA Merrill Lynch 1-3 Year Municipal Index[14]	2.47%
The Intermediate Term Municipal Bond Portfolio	3.21%
Bloomberg Barclays 3-15 Year Blend Municipal Index[15]	4.37%
The Intermediate Term Municipal Bond II Portfolio	3.69%
Bloomberg Barclays 5-Year General Obligation Municipal Index[16]	4.16%

In reviewing the table above and the remainder of this report, note that past performance does not guarantee future results. The remainder of this report contains more specific details about the performance, strategy and managers in each of the Portfolios.

[1]

Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the U.S. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking U.S. common stocks from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.

[2]

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 616 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S.

[3]

The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 22 commodity futures in six groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual re-weightings of the components).

[4]

The HC Commodities Benchmark is comprised 50% of the Bloomberg Commodity Index and 50% of the MSCI ACWI Commodity Producers Index. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity produces in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid and large cap securities across 24 Developed Markets (DM) and 21 Emerging Markets (EM) countries. All index constituents are categorized in one of twelve sub industries according to the Global Industry Classification Standard (GICS), including: integrated oil & gas, oil & gas exploration & production, gold, steel, aluminum, precious metals & minerals, agricultural products, paper products, and forest products.

[5]

The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. As of June 30, 2020, the MSCI World Index consisted of the following 23 development markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[6]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding Canada and the United States. As of June 2020, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[7]

The MSCI Emerging Markets Index (“MSCI EM Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2020, the MSCI EM Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[8]	The Bloomberg Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

[9]	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.

[10]

The Bloomberg Barclays U.S. Government Bond Index is a broad-based index that represents the general performance of U.S. Treasury and U. S. Government agency debt securities. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries, and U.S. agency debentures.

[11]	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index consists of Inflation-Protection securities issued by the U.S. Treasury.

[12]

The Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

[13]

The Bloomberg Barclays U.S. Securitized Index tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[14]

The ICE Bank of America (“BofA”) Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment-grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.

[15]	The Bloomberg Barclays 3-15 Year Blend Municipal Index is an index composed of tax-exempt bonds with maturities ranging between two and 17 years.

[16]

The Bloomberg Barclays 5-Year General Obligations Municipal Index is an unmanaged index generally representative of investment grade fixed-rate debt obligations issued by state and local government entities, with maturities of no more than six years.

The Value Equity Portfolio

(Unaudited)

The Value Equity Portfolio (the “Portfolio”) managed during the period by Parametric Portfolio Associates, LLC (“Parametric”) returned 6.89% for the fiscal year compared to -8.84% for the Russell 1000® Value Index1 and -6.99% for the average manager in the Lipper2 universe of Large Cap Value Funds.3

The Portfolio outperformed both its benchmark and its peer group over the period. The Portfolio benefited from a lower exposure to deep value and yield oriented strategies employed by Parametric relative to the benchmark. Value underperformed growth during the fiscal year.

The Portfolio is able to diversify across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent an after-tax manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC, Echo Street Capital Management, LLC, Frontier Capital Management Company, LLC and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.22%

HC Advisors Shares 0.47%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Growth Equity Portfolio

(Unaudited)

The Growth Equity Portfolio (the “Portfolio”), which was managed during the period by Jennison Associates, LLC and Parametric Portfolio Associates, LLC returned 11.17% for the fiscal year compared to 23.28% for the Russell 1000® Growth Index1 and 20.81% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Portfolio underperformed its benchmark and peer group. Thematically, higher allocations to quality growth style strategies drove the relative underperformance. Quality growth managers favor companies with quality balance sheets and high growth potential which are also reasonably priced. The resulting portfolio includes relatively large companies with dominant market positions and, frequently, multinational exposure. Over the period, large stocks with high growth but high prices posted strong performance, but more reasonably priced companies underperformed.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC, Echo Street Capital Management, LLC and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.25%

HC Advisors Shares 0.50%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Institutional U.S. Equity Portfolio*

The Institutional U.S Equity Portfolio (the “Portfolio”), which was managed during the period by Jennison Associates, LLC (“Jennison”), Mellon Investments Corporation (“Mellon”), Echo Street Capital Management (“Echo Street”), Pacific Investment Management Company, LLC (“PIMCO”) (the RAFI© U.S. Multi-Factor Index Strategy), Frontier Capital Management, LLC, Wellington Management Company, LLP and Parametric Portfolio Associates, LLC returned 12.71% for the fiscal year compared to 8.42% for the MSCI USA Index1 and 2.90% for the average manager in the Lipper2 universe of Multi-Cap Core Funds.3

During the second half of the fiscal year, The Institutional Value Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, and The Real Estate Securities Portfolio were merged into the The Institutional Growth Equity Portfolio, which was renamed as The Institutional U.S. Equity Portfolio. The merger was performed to improve the investment strategy team’s ability to efficiently manage the Portfolio. The RAFI© U.S. Multi-Factor Index strategy managed by PIMCO replaced Cadence Capital Management, LLC in the Institutional Value Equity Portfolio, which was merged into the Portfolio. PIMCO uses a top-down approach that creates single-factor portfolios, and then allocates assets across them to form a multi-factor portfolio. The PIMCO strategy will rely on Research Affiliates, LLC’s intellectual property and factor research. The Trust also hired Echo Street during the second half of the fiscal year.

The Portfolio outperformed the benchmark primarily due to the performance of Jennison and Mellon, which had an overweight to growth-oriented companies relative to the benchmark. In particular, the contribution of Jennison’s performance was due to superior stock selection and overweighting large cap momentum growth stocks.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

*	The Institutional Growth Equity Portfolio changed its name to Institutional U.S. Equity Portfolio effective February 10, 2020.

[1]

Effective at the close of business April 30, 2020, the Portfolio changed its benchmark to the MSCI USA Index to reflect its change of strategy to a broad U.S.-focused equity portfolio. The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the U.S. market. With 616 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC and Pacific Investment Management Company, LLC (the Enhanced Index Strategy) were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional U.S. Equity Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI USA Index and the Russell 1000® Growth Index . The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional U.S. Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.21%

HC Advisors Shares 0.46%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Small Capitalization-Mid Capitalization Equity Portfolio

(Unaudited)

The Small Capitalization-Mid Capitalization Equity Portfolio (the “Portfolio”), which was managed during the period by Advisory Research, Inc. (“ARI”), Ariel Investments, LLC (“Ariel”), Frontier Capital Management Company, LLC, Parametric Portfolio Associates, LLC and Pzena Investment Management, LLC (“Pzena”) returned -6.83% for the period compared to -6.63% return for the Russell 2000®1 Index and -12.24% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

During the first quarter of the fiscal year, the Trust terminated ARI, Ariel, and Pzena as managers within the Portfolio. Following an extensive review by the investment strategy group, the decision to terminate these managers was made due to lower conviction in each manager’s strategy to add value over the Small Capitalization-Mid Capitalization U.S. equity opportunity set.

The Portfolio underperformed its benchmark for the period due to underperformance of Ariel and Pzena, whose strategies focus on deep value which underperformed value during the fiscal year. During the fiscal year, the Russell 2000 Value significantly underperformed Russell 2000 Growth (-17.48% vs 3.48%).

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 2000® Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks become the Russell 2000® Index. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Cadence Capital Management, LLC and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization–Mid Capitalization Equity Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization–Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.48%

HC Advisors Shares 0.73%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Commodity Returns Strategy Portfolio

(Unaudited)

The Commodity Returns Strategy Portfolio (the “Portfolio”), which was managed by Mellon Investments Corporation, Parametric Portfolio Associates, LLC and Wellington Management Company, LLP returned -25.78% for the year compared to -17.38% for the Bloomberg Commodity Index1, -17.87% for the HC Commodities Benchmark2, and -15.50% for the average manager in the Lipper3 universe of Global Natural Resources Funds.4

The Portfolio underperformed the HC Commodities Benchmark, the Bloomberg Commodity Index and the peer group. The underperformance was primarily due to the Portfolio’s overweight in commodity-linked equities, which significantly underperformed returns from commodity futures markets over the past year. The Portfolio holds more commodity-linked equities than futures to capture better risk/return characteristics for securities with commodity exposure.

[1]

The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 22 commodity futures in six groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual re-weightings of the components). This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]

The HC Commodities Benchmark is comprised 50% of the Bloomberg Commodity Index and 50% of the MSCI ACWI Commodity Producers Index. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity produces in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 24 Developed Markets (DM) and 21 Emerging Markets (EM) countries. All index constituents are categorized in one of twelve sub industries according to the Global Industry Classification Standard (GICS), including: integrated oil & gas, oil & gas exploration & production, gold, steel, aluminum, precious metals & minerals, agricultural products, paper products, and forest products.

[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[4]

During the fiscal year, Cadence Capital Management, LLC, Pacific Investment Management Company, LLC and Vaughan Nelson Investment Management, L.P. were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Commodity Returns Strategy Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Commodity Index and the 50% Bloomberg Commodity Index & 50% MSCI ACWI Commodity Producers Index. The Dow-Jones UBS Commodity Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The MSCI ACWI Commodity Producers Index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. An investor cannot invest directly in an index. The performance of The Commodity Returns Strategy Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.31%

HC Advisors Shares 0.56%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The ESG Growth Portfolio

(Unaudited)

The ESG Growth Portfolio (the “Portfolio”), which was managed by Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC and RBC Global Asset Management (UK) Limited (“RBC GAM”) returned 4.49% for the year compared to 3.40%% for the MSCI World Index.1, 2

The Portfolio’s outperformance can be attributed both to the RBC GAM strategy since its addition in second half of the fiscal year and to the Global screening strategy, which was run by Mellon.

The Trust hired RBC GAM during the first half of the fiscal year. RBC GAM considers each potential investment on the strengths of its business model, opportunity to take market share, end market growth, and management & ESG practices.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

The Portfolio requires that the underlying managers integrate ESG criteria in their investment selection. Mellon uses third party ESG data to better understand the environmental, social and governance risks and opportunities when making investment decisions.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The ESG Growth Portfolio from 7/14/15 to 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The ESG Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.35%

HC Advisors Shares 0.60%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Catholic SRI Growth Portfolio

(Unaudited)

The Catholic SRI Growth Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”) returned 2.72% for the year compared to 3.40% for the MSCI World Index.1, 2

The Portfolio’s modest underperformance can be attributed primarily to the screening that is required to adhere to Catholic values, which is managed by Mellon.

The Portfolio is diversified across securities to ensure proper portfolio diversification, with the goal of providing competitive long-term returns in as consistent a manner as possible. As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to participate in this cyclicality of styles by maintaining market exposure comparable to MSCI World Index.

The Portfolio requires that the underlying managers integrate Catholic values in their investment selections, which includes negative screens. Mellon uses third party data to implement the negative screens in the Portfolio.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Catholic SRI Growth Portfolio from 1/12/16 to 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Catholic SRI Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.44%

HC Advisors Shares 0.69%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The International Equity Portfolio

The Institutional International Equity Portfolio

(Unaudited)

The International Equity Portfolio (the “Portfolio”), which was managed by Artisan Partners Limited Partnership (“Artisan”), Cadence Capital Management, LLC (“Cadence”), Causeway Capital Management, LLC (“Causeway”) and Parametric Portfolio Associates, LLC (“Parametric”) returned -3.82% for the period compared to -4.73% for the MSCI EAFE Index1 and -5.47% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Portfolio outperformed its benchmark and its peer group. The overall portfolio beat its benchmark due to its the stock selection of its active managers prior to transitioning to a majority passive strategy. This transition resulted in assets being moved from Cadence, and Causeway first, and later from Artisan, to a passive, tax-manged strategy at Parametric. The Portfolio also expressed a growth bias that contributed to its outperformance after assets had been moved from the management of Cadence and Causeway. As growth became more expensive, assets were transitioned to tax-managed passive strategy. Additionally, the managers were no longer viewed as being additive to performance on an after-tax basis.

The Institutional International Equity Portfolio (the “Institutional Portfolio”), which was managed by Artisan, Cadence, Causeway, City of London Investment Management Company, Limited, Lazard Asset Management, LLC (“Lazard”), Mellon Investments Corporation (“Mellon”) and Parametric returned -6.83% for the fiscal year compared to -4.73% for the MSCI EAFE Index1 and -5.47% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.

The Institutional Portfolio underperformed its benchmark and its peer group. The overall portfolio lagged its benchmark due to its overweight to value style as the market favored firms which had higher earnings growth prior to the reallocation of assets from active strategies to a passive mandate late in the year. The MSCI EAFE Value Index was down -2.10% whereas the MSCI EAFE Growth Index was up 4.24%. This reallocation consisted of assets being moved from Artisan, Cadence, Causeway and Lazard to a passive strategy at Mellon. The reasoning for the reallocation was focused on eliminating any implicit style biases through the combination of the active managers as well as a view that they would not be additive to performance moving forward.

[1]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is a market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Limited and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.50%

HC Advisors Shares 0.75%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional International Equity Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.50%

HC Advisors Shares 0.75%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Emerging Markets Portfolio

(Unaudited)

The Emerging Markets Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”), which managed both an active strategy and a passive strategy, Parametric Portfolio Associates, LLC (“Parametric”) and RBC Global Asset Management (U.K.) Limited (“RBC GAM”) returned -3.44% compared to -3.05% for the MSCI EM Index1 and -2.52% for the average manager in the Lipper2 universe of Emerging Markets Funds.3

For the fiscal year 2020, the Portfolio underperformed both the benchmark, and the average manager in the industry universe. The underperformance was primarily due to the quality growth-oriented strategy run by RBC GAM that was underweight China. The performance of China to the benchmark was so meaningful that the return for MSCI EM Index ex-China was -11.30% vs the MSCI EM Index return of -3.05%.

The Portfolio provides broad access to international emerging markets equity. The Portfolio is managed with multiple managers to provide diversification of manager style as well as diversification of firm specific risks. Mellon’s strategy provides passive exposure to the MSCI EM Index. The Portfolio diversifies amongst a large number of names and across geographies and sectors to capture its specified factor. RBC GAM employs a fundamentally driven investment process to identify attractive quality and growing companies and then constructs a diversified portfolio of those companies in accordance with industry and individual allocation guidelines. Parametric replicates benchmark index (MSCI Emerging Markets Index) using futures. This allows the Portfolio to have cash on hand to meet redemptions and invest opportunistically.

[1]

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2020, the MSCI EM Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC, City of London Investment Management Company, Limited and XY Investments (HK) Limited were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Emerging Markets Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EM Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Emerging Markets Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.49%

HC Advisors Shares 0.74%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Core Fixed Income Portfolio

(Unaudited)

The Core Fixed Income Portfolio (the “Portfolio”), which was managed by Agincourt Capital Management, LLC and Mellon Investments Corporation returned 8.85% for the fiscal year compared to 8.74% for the Bloomberg Barclays U.S. Aggregate Bond Index1 (“BarCap”) and 7.82% for the average fixed income manager in the Lipper2 universe of Core Bond Funds.3

The Portfolio modestly outperformed due to positive security selection within its overweight to lower medium grade bonds. The bond market rallied over the prior year buoyed by complete accommodation by the Federal Reserve in supporting market function at all costs during the disruption caused by COVID-19. Bond yields across maturities have fallen over 100 basis points, including a decline of over 200 basis points at the front end of the curve. The Bloomberg Barclays U.S. Corporate Bond Index4, a broad measure of the U.S. bond market was up 9.50% for the year.

The Portfolio is allocated across the three major sectors of the BarCap Index: governments, credit, and asset backed securities. The government and asset backed sectors are passively managed to provide performance in-line with their respective benchmarks. Actual results may vary marginally from the underlying benchmarks because of cash flows and because for practical purposes, the portfolios hold a representative group of the securities in the benchmarks and do not seek to fully replicate all of the individual holdings. The credit portfolio has a bit more flexibility to vary from the index by avoiding credits that the manager feels have adverse price risk. The allocations across the three sectors will vary over time based upon the relative attractiveness of the sectors. In general, the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality comparable to the benchmark.

[1]

The Bloomberg Barclays U.S. Aggregate Bond Index includes more than 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

[4]

The Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

The chart represents historical performance of a hypothetical investment of $10,000 in The Core Fixed Income Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Core Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.36%

HC Advisors Shares 0.61%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Fixed Income Opportunity Portfolio

(Unaudited)

The Fixed Income Opportunity Portfolio (the “Portfolio”), which was managed by Fort Washington Investment Advisors, Inc. (“Fort Washington”), Parametric Portfolio Associates, LLC (“Parametric”) and Western Asset Management Company, Ltd. (“WAMCO”) returned 5.08% for the fiscal year compared to 2.06% for the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index1 and -1.65% for the average manager in the Lipper2 High Yield Funds universe.3

The Portfolio outperformed the benchmark and its peer group primarily due to a decision to move assets away from Fort Washington and WAMCO to reduce the exposure to high yield U.S. corporate debt and CMBS. Parametric equitized the remaining assets using futures contracts that replicates the benchmark.

The Portfolio is designed to provide investors with higher returns over time than traditional fixed income investments primarily through investment in a diversified portfolio of high yield bonds. The Portfolio may also opportunistically invest in international bonds, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans.

The Portfolio has flexibility to vary from the index by avoiding credits that the managers feel have adverse price risk.

[1]

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Limited, Mellon Investments Corporation, Pacific Investment Management Company, LLC and Sound Point Capital Management, LP were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Opportunity Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Fixed Income Opportunity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.50%

HC Advisors Shares 0.75%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The U.S. Government Fixed Income Securities Portfolio

(Unaudited)

The U.S. Government Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation returned 10.21% compared to 10.34% for the Bloomberg Barclays U.S. Government Bond Index1 and 9.08% for the average fixed income manager in the Lipper2 universe of General U.S. Government Funds.

The Portfolio slightly underperformed the benchmark due to fees and expenses. The Portfolio is structured to perform similarly to the benchmark. As such it uses a sampling methodology to select a subset of the index universe that maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. Since the Portfolio owns a subset of securities of the Index, there will necessarily be some tracking error.

The bond market posted strong performance for the fiscal year as the Federal Reserve cut rates, pushing down long rates and concurrently pushing up prices (which move inversely to rates). The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth, and a shifting central banking policy.

[1]

The Bloomberg Barclays U.S. Government Bond Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government Agency debt securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Government Fixed Income Securities Portfolio from 12/6/10 to 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Government Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Government Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.20%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Inflation Protected Securities Portfolio

(Unaudited)

The Inflation Protected Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation returned 7.77% compared to 8.28% for the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index1 and 5.96% for the average fixed income manager in the Lipper2 universe of Inflation Protected Bond Funds.

Broad U.S. Fixed Income markets rallied during the fiscal year as the Federal Reserve cut rates further. Inflation protected securities underperformed comparable treasury securities as the treasury bonds repriced for lower expected inflation. The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth and a shifting central banking policy.

The Portfolio is currently structured to perform similarly to the benchmark. As such, it utilizes a full replication approach to duplicate the fundamental characteristics and performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index. The Portfolio underperformed the benchmark due to several factors such as; fund inflows/outflows, cash held for tactical purposes, different rebalancing frequency and fees.

[1]

The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is an index generally consisting of all inflation-protection securities issued by the U.S. Treasury. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Inflation Protected Securities Portfolio from 4/3/14 to 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Inflation Protected Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.17%

HC Advisors Shares 0.42%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The U.S. Corporate Fixed Income Securities Portfolio

(Unaudited)

The U.S. Corporate Fixed Income Securities Portfolio managed by Agincourt Capital Management, LLC (“Agincourt”) returned 10.10% compared to 9.50% for the Bloomberg Barclays U.S. Corporate Bond Index1 and 9.05% for the average fixed income manager in the Lipper2 universe of Corporate Debt Funds BBB-Rated Funds.3

The bond market posted strong performance for the fiscal year as the Federal Reserve cut rates further. The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth and a shifting central banking policy.

Agincourt outperformed the benchmark due to security selection.

[1]

The Bloomberg Barclays U.S. Corporate Bond Index covers USD denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Mellon Investments Corporation and Pacific Investment Management Company, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Corporate Fixed Income Securities Portfolio from 12/6/10 to 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Corporate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Corporate Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.21%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

(Unaudited)

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation returned 5.12% compared to 5.74% for the Bloomberg Barclays U.S. Securitized Index1 and 4.20% for the average fixed income manager in the Lipper2 universe of U.S. Mortgage Funds.3

The bond market posted strong performance for the fiscal year as the Federal Reserve cut rates further. The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth and a shifting central banking policy.

The Portfolio is structured to simulate the performance of the benchmark. As such the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. The Portfolio holds a subset of the securities represented in the benchmark and as a result the underperformance after fees and expenses is attributable to the tracking error of not holding every securitiy in the index.

[1]

The Bloomberg Barclays U.S. Securitized Index is an index that tracks the performance of mortgage-backed pass through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio from 12/6/10 to 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Securitized Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Mortgage/Asset Backed Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.27%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Short-Term Municipal Bond Portfolio

(Unaudited)

The Short-Term Municipal Bond Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. returned 2.68% for the fiscal year compared to 2.47% for the ICE BofA Merrill Lynch 1-3 Year Municipal Index1 and 1.68% for the average manager in the Lipper2 universe of Short Municipal Debt Funds.

The Portfolio slightly outperformed its benchmark and outperformed its peer group. The short duration profile of the Portfolio contributed to its performance with the Federal Reserve cutting rates further.

[1]

The ICE BofA Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Short-Term Municipal Bond Portfolio for the 10-year period ended 6/30/2020, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the ICE BofA Merrill Lynch 1-3 Year Municipal Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Short-Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.31%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond Portfolio

(Unaudited)

The Intermediate Term Municipal Bond Portfolio, which was managed by Mellon Investments Corporation (“Mellon”) and City of London Investment Management Company, Limited (“City of London”) returned 3.21% for the fiscal year compared to 4.37% for the Bloomberg Barclays 3-15 Year Blend Municipal Index1 and 2.90% for the average manager in the Lipper2 Intermediate Municipal Debt Funds universe.

The Mellon strategy underperformed the benchmark during the twelve-month reporting period. An overweight to revenue bonds compared to general obligation bonds, and an underweight to higher rated issues were detractors contributing to the underperformance during the fiscal year. The City of London strategy was discontinued during the year as the discount to NAVs in the closed-end municipal fund space previously invested in had decreased considerably.

[1]

The Bloomberg Barclays 3-15 Year Blend Municipal Index is an index of government bonds. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio for the 10-year period ended 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays 3-15 Year Blend Municipal Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.49%

HC Advisors Shares 0.74%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond II Portfolio

(Unaudited)

The Intermediate Term Municipal Bond II Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. (“Breckinridge”) returned 3.69% compared to 4.16% for the Bloomberg Barclays 5-Year General Obligation Municipal Index1 and 2.90% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.3

The Breckinridge strategy underperformed the benchmark and outperformed the peer universe. The Portfolio’s higher quality bias modestly detracted form performance, which was offset by a modest contribution from security selection. Breckinridge maintains a diversified portfolio structure invested only in high-grade, intermediate-term municipal bonds.

[1]

The Bloomberg Barclays 5-Year General Obligation Municipal Index is an index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, City of London Investment Management Company, Limited was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond II Portfolio from 7/13/10 to 6/30/20, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays 5-Year General Obligation Municipal Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.30%

HC Advisors Shares 0.55%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2020, expense ratios can be found in the financial highlights.

Conclusion

The performance of the Portfolios for the fiscal year was consistent with our expectations. For the U.S. equity market, our current judgment is that the risk/reward relationship is slightly unattractive compared to history. Forward estimates of earnings have declined and the equity markets are close to flat for the calendar year. As a result, current forward-looking multiples of earnings are elevated relative to history. Taking into consideration the uncertainty over the path of the virus and economies, we believe a lower multiple would be warranted.

We continue to seek to broaden the opportunity set of investment portfolios available to our clients for fulfilling their asset allocation and investment policy objectives. We also continue to maintain a comprehensive dual-track, investment management and compliance review and due diligence processes to identify, select, implement, monitor and manage the investment managers and investment strategies we employ within each Portfolio.

Finally, we are constantly seeking ways to improve our management of each Portfolio. To that end, over the period we implemented an option overlay in a number of the Portfolios to capture the extreme levels of volatility we observed. We continue to explore new strategies that exploit more differentiated opportunities among factor-based investment styles.

As ever, we appreciate your continued trust and confidence.

HC Capital Solutions

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks — 95.19%

	Aerospace & Defense — 1.50%

1,707	BWX Technologies, Inc.	$97

685	General Dynamics Corp.	102

3,065	HEICO Corp.	305

704	Huntington Ingalls Industries, Inc.	123

1,141	L3Harris Technologies, Inc.	194

5,411	Lockheed Martin Corp.	1,975

747	Northrop Grumman Corp.	230

23,643	Raytheon Technologies Corp.	1,457

200	Teledyne Technologies, Inc. (a)	62

8,457	The Boeing Co.	1,550

4,528	TransDigm Group, Inc.	2,001

		8,096

	Air Freight & Logistics — 0.50%

305	Expeditors International of Washington, Inc.	23

4,786	FedEx Corp.	671

16,845	United Parcel Service, Inc., Class – B	1,873

1,886	XPO Logistics, Inc. (a)	146

		2,713

	Airlines — 0.16%

2,682	Alaska Air Group, Inc.	97

6,728	American Airlines Group, Inc.^	88

1,856	Copa Holdings SA, Class – A	94

8,277	Delta Air Lines, Inc.	232

9,543	Southwest Airlines Co.	327

		838

	Auto Components — 0.32%

585	Gentex Corp.	15

12,500	Lear Corp.	1,363

37,827	The Goodyear Tire & Rubber Co.	338

		1,716

	Automobiles — 0.49%

2,426	Tesla, Inc. (a)	2,620

	Banks — 3.40%

20,826	Associated Banc-Corp.	285

237,503	Bank of America Corp.	5,640

1,602	Bank of Hawaii Corp.	98

16,687	Bank OZK	392

25,500	Citigroup, Inc.	1,303

1,826	Citizens Financial Group, Inc.	46

15,989	Comerica, Inc.	609

568	Commerce Bancshares, Inc.	34

1,552	Cullen/Frost Bankers, Inc.	116

13,076	Fifth Third Bancorp	252

28,944	Huntington Bancshares, Inc.	262

52,407	JPMorgan Chase & Co.	4,929

8,270	PNC Financial Services Group, Inc.	870

493	Signature Bank	53

710	SVB Financial Group (a)	153

42,174	Synovus Financial Corp.	866

32,258	Truist Financial Corp.	1,211

4,006	U.S. Bancorp	148

28,733	Wells Fargo & Co.	736

9,321	Zions Bancorp NA	317

		18,320

Shares	Security Description	Value (000)

	Beverages — 1.65%

7,189	Brown-Forman Corp., Class – B	$458

1,140	Constellation Brands, Inc., Class – A	199

6,084	Keurig Dr Pepper, Inc.	173

3,108	Molson Coors Beverage Co., Class – B	107

4,530	Monster Beverage Corp. (a)	314

28,839	PepsiCo, Inc.	3,814

85,987	The Coca-Cola Co.	3,842

		8,907

	Biotechnology — 3.26%

34,760	AbbVie, Inc.	3,414

8,886	Agios Pharmaceuticals, Inc. (a)	475

2,182	Alnylam Pharmaceuticals, Inc. (a)	323

16,160	Amgen, Inc.	3,812

2,901	Biogen, Inc. (a)	776

9,012	Gilead Sciences, Inc.	693

1,605	Global Blood Therapeutics, Inc. (a)	101

3,381	Iovance Biotherapeutics, Inc. (a)	93

1,521	Moderna, Inc. (a)	98

1,176	Neurocrine Biosciences, Inc. (a)	143

957	Regeneron Pharmaceuticals, Inc. (a)	597

5,614	Sage Therapeutics, Inc. (a)	233

1,322	Sarepta Therapeutics, Inc. (a)	212

8,247	Seattle Genetics, Inc. (a)	1,401

17,938	United Therapeutics Corp. (a)	2,170

10,294	Vertex Pharmaceuticals, Inc. (a)	2,989

		17,530

	Building Products — 0.56%

18,210	A.O. Smith Corp.	857

1,938	Allegion PLC	198

21,311	Carrier Global Corp.	474

13,273	Johnson Controls International PLC	453

6,549	Masco Corp.	329

7,831	Trane Technologies PLC	697

		3,008

	Capital Markets — 1.95%

4,496	Affiliated Managers Group, Inc.	335

2,506	Ameriprise Financial, Inc.	376

3,039	Apollo Global Management, Inc.	152

2,656	Ares Management Corp., Class – A	105

4,869	BlackRock, Inc., Class – A	2,649

4,265	CME Group, Inc.	693

1,544	E*Trade Financial Corp.	77

4,721	Evercore, Inc., Class – A	278

16,955	Franklin Resources, Inc.	356

2,385	Interactive Brokers Group, Inc., Class – A	100

1,491	Intercontinental Exchange, Inc.	137

9,493	KKR & Co., Inc., Class – A	293

2,975	Legg Mason, Inc.	148

18,759	Morgan Stanley	906

686	Morningstar, Inc.	97

629	Nasdaq, Inc.	75

593	S&P Global, Inc.	195

7,695	State Street Corp.	489

7,780	T. Rowe Price Group, Inc.	961

162	TD Ameritrade Holding Corp.	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Capital Markets (continued)

10,480	The Bank of New York Mellon Corp.	$405

2,952	The Charles Schwab Corp.	100

7,506	The Goldman Sachs Group, Inc.	1,483

4,416	Virtu Financial, Inc., Class – A	104

		10,520

	Chemicals — 1.46%

10,230	Air Products & Chemicals, Inc.	2,470

1,640	Celanese Corp., Series A	142

48,414	CF Industries Holdings, Inc.	1,362

9,311	Corteva, Inc.	249

9,217	Dow, Inc.	376

13,063	DuPont de Nemours, Inc.	694

2,375	Huntsman Corp.	43

974	International Flavors & Fragrances, Inc.	119

2,119	Linde PLC	449

7,173	LyondellBasell Industries N.V., Class – A	472

24,876	Olin Corp.	286

6,716	PPG Industries, Inc.	712

1,538	The Scotts Miracle-Gro Co.	207

5,535	W.R. Grace & Co.	281

		7,862

	Commercial Services & Supplies — 0.83%

12,305	Clean Harbors, Inc. (a)	738

27,349	Copart, Inc. (a)	2,278

3,003	IAA, Inc. (a)	116

3,003	KAR Auction Services, Inc.	41

1,322	Republic Services, Inc.	108

2,747	Stericycle, Inc. (a)	154

9,860	Waste Management, Inc.	1,044

		4,479

	Communications Equipment — 0.85%

90,637	Cisco Systems, Inc.	4,228

31,124	Commscope Holding, Inc. (a)	259

774	Motorola Solutions, Inc.	108

		4,595

	Construction & Engineering — 0.06%

3,578	AECOM (a)	135

841	Arcosa, Inc.	35

717	Jacobs Engineering Group, Inc.	61

2,295	Quanta Services, Inc.	90

		321

	Construction Materials — 0.11%

1,351	Martin Marietta Materials, Inc.	279

2,578	Vulcan Materials Co.	299

		578

	Consumer Finance — 0.94%

22,738	American Express Co.	2,164

33,640	Capital One Financial Corp.	2,105

6	Credit Acceptance Corp. (a)	3

6,409	Discover Financial Services	321

14,450	OneMain Holdings, Inc.	355

12,658	SLM Corp.	89

		5,037

Shares	Security Description	Value (000)

	Containers & Packaging — 0.45%

262	AptarGroup, Inc.	$29

27	Avery Dennison Corp.	3

22,939	Ball Corp.	1,594

10,608	International Paper Co.	374

2,050	Packaging Corp. of America	205

2,320	Silgan Holdings, Inc.	75

2,452	Sonoco Products Co.	128

		2,408

	Distributors — 0.07%

4,284	Genuine Parts Co.	373

	Diversified Consumer Services — 0.30%

12,786	Bright Horizons Family Solutions, Inc. (a)	1,499

3,097	Service Corp. International	120

		1,619

	Diversified Financial Services — 0.89%

23,641	Berkshire Hathaway, Inc., Class – B (a)	4,220

14,613	Equitable Holdings, Inc.	282

17,093	Jefferies Financial Group, Inc.	266

973	Voya Financial, Inc.	45

		4,813

	Diversified Telecommunication Services — 0.98%

85,673	AT&T, Inc.	2,590

48,924	Verizon Communications, Inc.	2,697

		5,287

	Electric Utilities — 1.78%

1,604	Alliant Energy Corp.	77

30,034	American Electric Power Co., Inc.	2,393

7,685	Duke Energy Corp.	614

1,914	Edison International	104

2,737	Evergy, Inc.	162

9,746	Eversource Energy	812

9,276	Exelon Corp.	337

2,818	FirstEnergy Corp.	109

8,870	NextEra Energy, Inc.	2,130

2,414	OGE Energy Corp.	73

32,518	PPL Corp.	840

32,159	The Southern Co.	1,667

4,017	Xcel Energy, Inc.	251

		9,569

	Electrical Equipment — 0.51%

3,350	AMETEK, Inc.	299

12,355	Eaton Corp. PLC	1,081

16,658	Emerson Electric Co.	1,034

3,984	Regal-Beloit Corp.	348

		2,762

	Electronic Equipment, Instruments & Components — 0.04%

769	Arrow Electronics, Inc. (a)	53

512	Dolby Laboratories, Inc., Class – A	34

1,050	Keysight Technologies, Inc. (a)	105

		192

	Energy Equipment & Services — 0.42%

26,930	Halliburton Co.	350

12,675	Helmerich & Payne, Inc.	247

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Energy Equipment & Services (continued)

251,709	Patterson-UTI Energy, Inc.	$873

42,009	Schlumberger Ltd.	773

		2,243

	Entertainment — 1.41%

2,063	Activision Blizzard, Inc.	157

7,509	Netflix, Inc. (a)	3,417

36,143	The Walt Disney Co.	4,030

		7,604

	Equity Real Estate Investment Trusts — 2.90%

2,232	Alexandria Real Estate Equities, Inc.	362

3,688	American Homes 4 Rent, Class – A	99

5,297	American Tower Corp.	1,369

6,663	Apartment Investment & Management Co.	251

6,573	AvalonBay Communities, Inc.	1,016

27,975	Brixmor Property Group, Inc.	359

6,970	Camden Property Trust	636

829	Coresite Realty Corp.	100

3,170	Cousins Properties, Inc.	95

3,316	Crown Castle International Corp.	555

5,756	CubeSmart	155

2,079	CyrusOne, Inc.	151

968	Digital Realty Trust, Inc.	138

9,480	Douglas Emmett, Inc.	291

3,821	Duke Realty Corp.	135

734	Equinix, Inc.	515

2,122	Equity Lifestyle Properties, Inc.	133

2,786	Equity Residential	164

3,943	Essex Property Trust, Inc.	904

2,247	Extra Space Storage, Inc.	208

42,738	Healthcare Trust of America, Inc., Class – A	1,133

12,588	Healthpeak Properties, Inc.	347

2,539	Highwoods Properties, Inc.	95

20,739	Host Hotels & Resorts, Inc.	224

3,897	Hudson Pacific Property, Inc.	98

10,627	Invitation Homes, Inc.	293

5,093	Iron Mountain, Inc.	133

2,046	Kilroy Realty Corp.	120

846	Lamar Advertising Co., Class – A	56

2,076	Life Storage, Inc.	197

6,040	Medical Properties Trust, Inc.	114

1,065	Mid-America Apartment Communities, Inc.	122

2,890	Omega Healthcare Investors, Inc.	86

10,542	Prologis, Inc.	984

776	Public Storage	149

19,572	Realty Income Corp.	1,165

3,000	Regency Centers Corp.	138

6,543	Rexford Industrial Realty, Inc.	271

37,420	Service Properties Trust	265

1,361	Simon Property Group, Inc.	93

1,367	Sun Communities, Inc.	185

35,601	The Macerich Co.^	319

21,469	UDR, Inc.	803

8,362	VICI Properties, Inc.	169

15,025	Weingarten Realty Investors	284

1,573	WP Carey, Inc.	106

		15,585

Shares	Security Description	Value (000)

	Food & Staples Retailing — 1.28%

3,254	Casey’s General Stores, Inc.	$487

1,928	Costco Wholesale Corp.	585

9,412	Sysco Corp.	514

9,040	The Kroger Co.	306

2,440	Walgreens Boots Alliance, Inc.	103

40,986	Walmart, Inc.	4,909

		6,904

	Food Products — 1.00%

13,782	Archer-Daniels-Midland Co.	550

3,445	Campbell Soup Co.	171

16,807	Conagra Brands, Inc.	591

5,689	Flowers Foods, Inc.	127

12,760	General Mills, Inc.	786

2,450	Hormel Foods Corp.	118

10,293	Kellogg Co.	680

3,010	Lamb Weston Holding, Inc.	192

6,262	Mondelez International, Inc., Class – A	320

6,350	The Hain Celestial Group, Inc. (a)	200

1,964	The Hershey Co.	255

13,887	The Kraft Heinz Co.	443

13,185	TreeHouse Foods, Inc. (a)	578

6,256	Tyson Foods, Inc., Class – A	374

		5,385

	Gas Utilities — 0.01%

808	Atmos Energy Corp.	80

	Health Care Equipment & Supplies — 2.51%

48,674	Abbott Laboratories	4,450

1,636	Align Technology, Inc. (a)	449

2,461	Baxter International, Inc.	212

4,464	Becton, Dickinson & Co.	1,068

3,475	Danaher Corp.	614

5,668	DENTSPLY SIRONA, Inc.	250

773	Dexcom, Inc. (a)	313

2,250	Edwards Lifesciences Corp. (a)	155

1,044	Hill-Rom Holdings, Inc.	115

699	ICU Medical, Inc. (a)	129

1,653	IDEXX Laboratories, Inc. (a)	546

2,070	Integra LifeSciences Holdings Corp. (a)	97

573	Intuitive Surgical, Inc. (a)	327

43,747	Medtronic PLC	4,011

3,499	Penumbra, Inc. (a)	626

597	STERIS PLC	92

212	Teleflex, Inc.	77

59	The Cooper Companies, Inc.	17

		13,548

	Health Care Providers & Services — 2.58%

3,127	AmerisourceBergen Corp.	315

4,252	Anthem, Inc.	1,118

1,895	Cardinal Health, Inc.	99

24,017	Centene Corp. (a)	1,526

15,154	Cigna Corp.	2,844

25,589	CVS Health Corp.	1,663

1,477	DaVita, Inc. (a)	117

2,091	Encompass Health Corp.	129

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Health Care Providers & Services (continued)

1,525	HCA Holdings, Inc.	$148

2,789	Humana, Inc.	1,081

2,131	Laboratory Corp. of America Holdings (a)	354

4,072	McKesson Corp.	625

992	Molina Heathcare, Inc. (a)	177

3,092	Premier, Inc., Class – A (a)	106

2,883	Quest Diagnostics, Inc.	329

11,048	UnitedHealth Group, Inc.	3,258

		13,889

	Health Care Technology — 0.71%

1,939	Cerner Corp.	133

537	Teladoc Health, Inc. (a)	102

15,332	Veeva Systems, Inc., Class – A (a)	3,595

		3,830

	Hotels, Restaurants & Leisure — 1.39%

2,249	Darden Restaurants, Inc.	170

23,072	Extended Stay America, Inc.	258

148	Hilton Worldwide Holdings, Inc.	11

11,407	Las Vegas Sands Corp.	519

22,548	McDonald’s Corp.	4,160

30,827	Starbucks Corp.	2,269

546	Vail Resorts, Inc.	99

		7,486

	Household Durables — 0.32%

3,443	D.R. Horton, Inc.	191

3,121	Garmin Ltd.	304

3,252	Leggett & Platt, Inc.	114

6,964	Lennar Corp., Class – A	429

83	Lennar Corp., Class – B	4

4,132	PulteGroup, Inc.	141

17,676	Toll Brothers, Inc.	576

		1,759

	Household Products — 1.97%

2,171	Church & Dwight Co., Inc.	168

18,737	Kimberly-Clark Corp.	2,648

428	Spectrum Brands Holdings, Inc.	20

1,218	The Clorox Co.	267

62,762	The Procter & Gamble Co.	7,505

		10,608

	Independent Power and Renewable Electricity Producers — 0.03%

1,358	NRG Energy, Inc., Class – C	44

5,313	Vistra Corp.	99

		143

	Industrial Conglomerates — 0.96%

12,155	3M Co.	1,896

140,185	General Electric Co.	957

16,050	Honeywell International, Inc.	2,321

41	Roper Industries, Inc.	16

		5,190

	Insurance — 1.73%

23,465	Aflac, Inc.	845

1,337	American National Insurance Co.	96

Shares	Security Description	Value (000)

	Insurance (continued)

3,483	Arthur J. Gallagher & Co.	$340

1,195	Assurant, Inc.	123

1,344	Brown & Brown, Inc.	55

783	Chubb Ltd.	99

3,252	Cincinnati Financial Corp.	208

522	Erie Indemnity Co., Class – A	100

52,976	Fidelity National Financial, Inc.	1,624

1,497	Kemper Corp.	109

9,177	Lincoln National Corp.	338

52	Markel Corp. (a)	48

2,534	Marsh & McLennan Companies, Inc.	272

2,425	Mercury General Corp.	99

26,353	MetLife, Inc.	962

12,353	Old Republic International Corp.	201

6,114	Prudential Financial, Inc.	372

546	RenaissanceRe Holdings Ltd.	93

26,534	The Allstate Corp.	2,575

2,844	The Hanover Insurance Group, Inc.	288

2,892	The Progressive Corp.	232

2,164	W.R. Berkley Corp.	124

122	White Mountains Insurance Group Ltd.	109

		9,312

	Interactive Media & Services — 5.38%

7,357	Alphabet, Inc., Class – A (a)	10,433

4,583	Alphabet, Inc., Class – C (a)	6,479

52,018	Facebook, Inc., Class – A (a)	11,811

3,559	Zillow Group, Inc., Class – C (a)	205

		28,928

	Internet & Direct Marketing Retail — 4.33%

8,130	Amazon.com, Inc. (a)	22,429

15,824	eBay, Inc.	830

		23,259

	IT Services — 5.44%

2,831	Accenture PLC, Class – A	608

2,108	Akamai Technologies, Inc. (a)	226

1,853	Cognizant Technology Solutions Corp.	105

9,520	EPAM Systems, Inc. (a)	2,399

642	Fidelity National Information Services, Inc.	86

22,431	GoDaddy, Inc., Class – A (a)	1,645

13,800	International Business Machines Corp.	1,667

1,829	Leidos Holdings, Inc.	171

21,791	MasterCard, Inc., Class – A	6,444

16,461	Okta, Inc. (a)	3,296

6,910	Paychex, Inc.	523

35,821	PayPal Holdings, Inc. (a)	6,241

10,501	The Western Union Co.	227

5,412	VeriSign, Inc. (a)	1,119

23,246	Visa, Inc., Class – A	4,490

43	WEX, Inc. (a)	7

		29,254

	Leisure Products — 0.13%

1,780	Brunswick Corp.	114

2,785	Hasbro, Inc.	209

10,271	Mattel, Inc. (a)	99

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Leisure Products (continued)

3,276	Polaris Inc.	$303

		725

	Life Sciences Tools & Services — 0.84%

4,371	Agilent Technologies, Inc.	386

398	Bio-Rad Laboratories, Inc., Class – A (a)	180

1,294	Bruker Corp.	53

438	Charles River Laboratories International, Inc. (a)	76

337	IQVIA Holdings, Inc. (a)	48

2,796	Mettler-Toledo International, Inc. (a)	2,252

485	PerkinElmer, Inc.	48

2,339	Qiagen N.V. (a)	100

3,444	Thermo Fisher Scientific, Inc.	1,248

745	Waters Corp. (a)	134

		4,525

	Machinery — 1.24%

11,054	AGCO Corp.	613

12,196	Caterpillar, Inc.	1,544

4,945	Colfax Corp. (a)	138

5,428	Cummins, Inc.	940

53	Donaldson Companies, Inc.	2

4,752	Dover Corp.	459

3,214	Fortive Corp.	217

28	IDEX Corp.	4

6,910	Ingersoll-Rand, Inc. (a)	194

1,442	ITT, Inc.	85

1,244	Nordson Corp.	236

17,062	Oshkosh Corp.	1,223

7,507	Otis Worldwide Corp.	427

1,693	Parker Hannifin Corp.	310

2,490	The Timken Co.	113

2,314	Trinity Industries, Inc.	49

1,639	Westinghouse Air Brake Technologies Corp.	94

485	Xylem, Inc.	32

		6,680

	Media — 1.25%

2,420	Charter Communications, Inc., Class – A (a)	1,234

123,826	Comcast Corp., Class – A	4,827

4,671	GCI Liberty, Inc., Class – A (a)	332

15,400	ViacomCBS, Inc., Class – B	359

		6,752

	Metals & Mining — 0.34%

18,550	Newmont Corp.	1,145

8,225	Nucor Corp.	341

1,400	Royal Gold, Inc.	174

3,293	Southern Copper Corp.	131

1,912	Steel Dynamics, Inc.	50

		1,841

	Mortgage Real Estate Investment Trusts — 0.10%

19,492	AGNC Investment Corp.	251

40,328	Annaly Capital Management, Inc.	265

		516

	Multiline Retail — 0.59%

952	Dollar General Corp.	181

Shares	Security Description	Value (000)

	Multiline Retail (continued)

4,191	Dollar Tree, Inc.(a)	$388

5,126	Ollie’s Bargain Outlet Holdings, Inc. (a)	501

17,745	Target Corp.	2,128

		3,198

	Multi-Utilities — 1.14%

2,674	Ameren Corp.	188

1,937	CMS Energy Corp.	113

1,350	Consolidated Edison, Inc.	97

24,990	Dominion Energy, Inc.	2,029

1,043	DTE Energy Co.	112

72,854	NiSource, Inc.	1,657

5,865	Public Service Enterprise Group, Inc.	288

951	Sempra Energy	111

17,371	WEC Energy Group, Inc.	1,523

		6,118

	Oil, Gas & Consumable Fuels — 2.25%

21,068	Cabot Oil & Gas Corp.	362

7,166	Cheniere Energy, Inc. (a)	346

26,415	Chevron Corp.	2,357

10,613	Cimarex Energy Co.	292

8,229	ConocoPhillips	346

45,056	Continental Resources, Inc.^	790

30,851	Devon Energy Corp.	350

75,186	Exxon Mobil Corp.	3,362

16,993	Hess Corp.	880

20,320	Kinder Morgan, Inc.	308

49,474	Marathon Oil Corp.	303

26,124	Occidental Petroleum Corp.	478

8,862	ONEOK, Inc.	294

9,271	Phillips 66	667

16,585	Valero Energy Corp.	976

		12,111

	Personal Products — 0.06%

1,700	The Estee Lauder Companies, Inc.	321

	Pharmaceuticals — 3.77%

40,407	Bristol-Myers Squibb Co.	2,376

1,441	Catalent, Inc.(a)	106

4,682	Elanco Animal Health, Inc. (a)	100

19,272	Eli Lilly & Co.	3,164

963	Jazz Pharmaceuticals PLC (a)	106

44,819	Johnson & Johnson	6,303

69,773	Merck & Co., Inc.	5,396

9,185	Mylan N.V. (a)	148

4,882	Nektar Therapeutics (a)	113

2,433	Perrigo Co. PLC	134

64,934	Pfizer, Inc.	2,123

628	Reata Pharmaceuticals, Inc., Class – A (a)	98

759	Zoetis, Inc.	104

		20,271

	Professional Services — 0.95%

3,297	CoStar Group, Inc. (a)	2,343

1,081	Equifax, Inc.	186

950	IHS Markit Ltd.	72

825	Robert Half International, Inc.	44

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Professional Services (continued)

14,487	Versik Analytics, Inc., Class – A	$2,465

		5,110

	Real Estate Management & Development — 0.06%

1,691	CBRE Group, Inc., Class – A(a)	76

4,563	Howard Hughes Corp.(a)	238

		314

	Road & Rail — 0.98%

327	AMERCO	99

1,606	CSX Corp.	112

1,140	JB Hunt Transport Services, Inc.	137

2,545	Knight-Swift Transportation Holdings, Inc.	106

2,796	Lyft, Inc., Class – A (a)	92

5,345	Norfolk Southern Corp.	939

1,462	Old Dominion Freight Line, Inc.	248

7,527	Ryder System, Inc.	282

1,140	Schneider National, Inc.	28

3,099	Uber Technologies, Inc. (a)	96

18,473	Union Pacific Corp.	3,124

		5,263

	Semiconductors & Semiconductor Equipment — 3.85%

5,196	Advanced Micro Devices, Inc. (a)	273

21,151	Applied Materials, Inc.	1,279

2,102	Broadcom, Inc.	663

113,563	Intel Corp.	6,795

3,302	KLA Corp.	642

1,129	Lam Research Corp.	365

6,026	Marvell Technology Group Ltd.	211

5,918	Maxim Integrated Products, Inc.	359

2,651	Micron Technology, Inc. (a)	137

12,565	NVIDIA Corp.	4,774

7,270	QUALCOMM, Inc.	663

3,842	Skyworks Solutions, Inc.	491

23,905	Texas Instruments, Inc.	3,035

6,964	Universal Display Corp.	1,042

115	Xilinx, Inc.	11

		20,740

	Software — 10.26%

12,361	Adobe, Inc. (a)	5,381

12,912	Autodesk, Inc. (a)	3,088

27,227	Manhattan Associates, Inc. (a)	2,565

144,589	Microsoft Corp.	29,425

68,518	Oracle Corp.	3,787

8,946	PAYCOM Software, Inc. (a)	2,771

12,765	Proofpoint, Inc.(a)	1,418

8,384	RingCentral, Inc., Class – A (a)	2,390

4,117	Salesforce.com, Inc. (a)	771

8,243	ServiceNow, Inc. (a)	3,339

668	Synopsys, Inc. (a)	130

471	Zoom Video Communications, Inc., Class – A (a)	119

		55,184

	Specialty Retail — 2.32%

1,187	Advance Auto Parts, Inc.	169

Shares	Security Description	Value (000)

	Specialty Retail (continued)

2,829	AutoNation, Inc. (a)	$106

22	AutoZone, Inc. (a)	25

7,757	Best Buy Co., Inc.	677

1,158	Burlington Stores, Inc. (a)	228

4,224	CarMax, Inc. (a)	378

4,609	Dick’s Sporting Goods, Inc.	190

923	Five Below, Inc. (a)	99

38,354	Floor & Decor Holdings, Inc., Class – A (a)	2,211

3,466	Foot Locker, Inc.	101

6,524	L Brands, Inc.	98

3,541	Lowe’s Companies, Inc.	478

7,287	Penske Automotive Group, Inc.	282

1,144	Ross Stores, Inc.	98

21,834	The Home Depot, Inc.	5,471

21,249	The TJX Companies, Inc.	1,074

2,534	Tiffany & Co.	309

2,059	Tractor Supply Co.	271

3,016	Williams-Sonoma, Inc.	247

		12,512

	Technology Hardware, Storage & Peripherals — 6.02%

81,910	Apple, Inc.	29,880

125,877	HP, Inc.	2,194

285	NetApp, Inc.	13

6,217	Western Digital Corp.	274

		32,361

	Textiles, Apparel & Luxury Goods — 0.35%

1,276	Columbia Sportswear Co.	103

30,504	Hanesbrands, Inc.	344

9,230	NIKE, Inc., Class – B	906

9,131	V.F. Corp.	556

		1,909

	Thrifts & Mortgage Finance — 0.04%

9,869	New York Community Bancorp, Inc.	101

6,796	TFS Financial Corp.	97

		198

	Tobacco — 0.35%

36,600	Altria Group, Inc.	1,437

6,325	Philip Morris International, Inc.	443

		1,880

	Trading Companies & Distributors — 0.30%

20,048	Fastenal Co.	858

916	W.W. Grainger, Inc.	288

1,130	Watsco, Inc.	201

8,335	WESCO International, Inc. (a)	293

		1,640

	Water Utilities — 0.03%

1,178	American Water Works Co., Inc.	152

	Wireless Telecommunication Services — 0.54%

27,892	T-Mobile US, Inc. (a)	2,905

	Total Common Stocks	512,396

	Contingent Rights — 0.00%

	Pharmaceuticals — 0.00%

10	Bristol-Myers Squibb Co. CVR (a)	—

	Total Contingent Rights	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Right — 0.00%

	Wireless Telecommunication Services — 0.00%

27,892	T-Mobile US, Inc. (a)	$5

	Total Right	5

	Investment Companies — 4.60%

409,671	Federated Treasury Obligations Fund, Institutional Shares, 0.10%^^ (b)	410

24,371,113	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (b)	24,371

	Total Investment Companies	24,781

	Purchased Options on Futures — 0.05%
	Total Purchased Options on Futures	291

	Total Investments (cost $355,022) — 99.84%	537,473
	Other assets in excess of liabilities — 0.16%	853

	Net Assets — 100.00%	$538,326

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2020. The total value of securities on loan as of June 30, 2020, was $402 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2020.

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2020.

As of June 30, 2020, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	20	9/18/20	$3,091	$53
E-Mini S&P Midcap 400 Future	6	9/18/20	1,067	15

			$4,158	$68

Futures Contracts Sold^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	42	9/18/20	$6,489	$(399)

			$6,489	$(399)

	Total Unrealized Appreciation			$68
	Total Unrealized Depreciation			(399)

	Total Net Unrealized Appreciation/(Depreciation)			$(331)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	70	$8,925	$2,550.00	7/31/20	$(28)
E-Mini S&P 500 Future Option	Put	26	3,120	2,400.00	7/31/20	(6)
E-Mini S&P 500 Future Option	Put	10	1,375	2,750.00	7/31/20	(10)
E-Mini S&P 500 Future Option	Put	15	1,980	2,640.00	7/31/20	(9)
E-Mini S&P 500 Future Option	Put	30	3,990	2,660.00	8/31/20	(50)
E-Mini S&P 500 Future Option	Put	30	3,975	2,650.00	8/31/20	(48)
E-Mini S&P 500 Future Option	Put	30	3,750	2,500.00	8/31/20	(29)
E-Mini S&P 500 Future Option	Put	30	4,313	2,875.00	9/18/20	(127)
E-Mini S&P 500 Future Option	Put	15	1,875	2,500.00	9/18/20	(21)
E-Mini S&P 500 Future Option	Put	10	1,175	2,350.00	9/18/20	(9)

						$(337)

Exchanged-traded options on futures contacts purchased as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	20	$2,850	$2,850.00	7/31/20	$31
E-Mini S&P 500 Future Option	Put	20	2,700	2,700.00	7/31/20	15
E-Mini S&P 500 Future Option	Put	15	2,213	2,950.00	8/31/20	63
E-Mini S&P 500 Future Option	Put	15	2,175	2,900.00	8/31/20	54
E-Mini S&P 500 Future Option	Put	15	$2,363	$3,150.00	9/18/20	$128

						$291

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks — 96.31%

	Aerospace & Defense — 1.30%

890	BWX Technologies, Inc.	$50

5,461	General Dynamics Corp.	816

391	HEICO Corp.	39

728	HEICO Corp., Class – A	59

360	Huntington Ingalls Industries, Inc.	63

4,826	L3Harris Technologies, Inc.	819

5,693	Lockheed Martin Corp.	2,077

1,511	Northrop Grumman Corp.	465

33,522	Raytheon Technologies Corp.	2,066

14,350	The Boeing Co.	2,630

475	TransDigm Group, Inc.	210

17,994	Virgin Galactic Holdings, Inc.^ (a)	294

		9,588

	Air Freight & Logistics — 0.05%

4,946	Expeditors International of Washington, Inc.	376

	Airlines — 0.06%

12,994	Alaska Air Group, Inc.	471

	Automobiles — 1.10%

7,523	Tesla, Inc. (a)	8,123

	Banks — 1.55%

32,506	Associated Banc-Corp.	445

11,631	Bank OZK	273

37,162	CIT Group, Inc.	770

61,197	Citigroup, Inc.	3,128

19,430	Citizens Financial Group, Inc.	490

19,978	Comerica, Inc.	761

1,150	Cullen/Frost Bankers, Inc.	86

7,532	East West Bancorp, Inc.	273

32,242	First Horizon National Corp.	321

3,853	First Republic Bank	408

2,764	JPMorgan Chase & Co.	260

73,041	People’s United Financial, Inc.	845

106,084	Regions Financial Corp.	1,180

368	SVB Financial Group (a)	79

20,026	Truist Financial Corp.	752

394	Western Alliance Bancorp	15

38,938	Zions Bancorp NA	1,324

		11,410

	Beverages — 1.12%

7,236	Brown-Forman Corp., Class – B	461

8,931	Monster Beverage Corp. (a)	619

29,046	PepsiCo, Inc.	3,842

74,917	The Coca-Cola Co.	3,347

		8,269

	Biotechnology — 2.66%

6,913	AbbVie, Inc.	679

16,811	Agios Pharmaceuticals, Inc. (a)	899

9,107	Alnylam Pharmaceuticals, Inc. (a)	1,349

16,356	Amgen, Inc.	3,859

10,569	BioMarin Pharmaceutical, Inc. (a)	1,304

15,402	Bluebird Bio, Inc. (a)	940

19,648	Global Blood Therapeutics, Inc. (a)	1,240

Shares	Security Description	Value (000)

	Biotechnology (continued)

10,660	Ionis Pharmaceuticals, Inc. (a)	$629

11,183	Iovance Biotherapeutics, Inc. (a)	307

19,253	Moderna, Inc. (a)	1,236

14,463	Neurocrine Biosciences, Inc. (a)	1,764

2,019	Regeneron Pharmaceuticals, Inc. (a)	1,259

21,888	Sage Therapeutics, Inc. (a)	910

1,014	Seattle Genetics, Inc. (a)	172

10,595	Vertex Pharmaceuticals, Inc. (a)	3,075

		19,622

	Building Products — 0.19%

404	Armstrong World Industries, Inc.	31

17,452	Carrier Global Corp.	388

1,215	Lennox International, Inc.	283

50,415	Resideo Technologies, Inc. (a)	592

1,218	Trane Technologies PLC	108

		1,402

	Capital Markets — 2.90%

3,737	Affiliated Managers Group, Inc.	279

16,081	Apollo Global Management, Inc.	803

1,624	BlackRock, Inc., Class – A	884

2,554	CBOE Global Markets, Inc.	238

6,242	CME Group, Inc.	1,015

1,203	FactSet Research Systems, Inc.	395

2,582	Intercontinental Exchange, Inc.	237

87,233	Invesco Ltd.	939

18,395	Janus Henderson Group PLC	389

50,482	Legg Mason, Inc.	2,510

5,371	LPL Financial Holdings, Inc.	421

349	MarketAxess Holdings, Inc.	175

1,577	Moody’s Corp.	433

24,204	Morgan Stanley	1,169

390	Morningstar, Inc.	55

838	MSCI, Inc.	280

3,736	Raymond James Financial, Inc.	257

14,808	S&P Global, Inc.	4,878

2,729	SEI Investments Co.	150

5,465	T. Rowe Price Group, Inc.	675

7,304	TD Ameritrade Holding Corp.	266

22,076	The Bank of New York Mellon Corp.	853

8,409	The Charles Schwab Corp.	284

17,096	The Goldman Sachs Group, Inc.	3,379

17,301	Virtu Financial, Inc., Class – A	408

		21,372

	Chemicals — 1.98%

3,430	Air Products & Chemicals, Inc.	828

13,075	CF Industries Holdings, Inc.	368

7,098	Dow, Inc.	289

46,265	Ecolab, Inc.	9,204

999	FMC Corp.	100

1,601	International Flavors & Fragrances, Inc.	196

3,244	Linde PLC	688

28,629	LyondellBasell Industries N.V., Class – A	1,881

1,773	The Sherwin-Williams Co.	1,025

		14,579

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Commercial Services & Supplies — 0.30%

2,657	Cintas Corp.	$708

6,652	Copart, Inc. (a)	554

1,301	IAA, Inc. (a)	50

4,338	Rollins, Inc.	184

3,677	Waste Connections, Inc.	345

3,522	Waste Management, Inc.	373

		2,214

	Communications Equipment — 0.71%

1,194	Arista Networks, Inc. (a)	251

101,754	Cisco Systems, Inc.	4,746

885	F5 Networks, Inc. (a)	123

153	Motorola Solutions, Inc.	21

377	Palo Alto Networks, Inc. (a)	87

		5,228

	Construction & Engineering — 0.07%

24,132	Fluor Corp.	291

2,650	Jacobs Engineering Group, Inc.	225

374	Quanta Services, Inc.	15

		531

	Consumer Finance — 0.18%

5,251	American Express Co.	500

12,820	Capital One Financial Corp.	802

95	Credit Acceptance Corp. (a)	40

		1,342

	Containers & Packaging — 0.04%

1,280	AptarGroup, Inc.	143

747	Avery Dennison Corp.	85

841	Packaging Corp. of America	84

		312

	Distributors — 0.05%

2,966	Genuine Parts Co.	258

381	Pool Corp.	104

		362

	Diversified Consumer Services — 0.02%

516	Bright Horizons Family Solutions, Inc. (a)	60

1,727	Service Corp. International	67

1,276	ServiceMaster Global Holdings, Inc. (a)	46

		173

	Diversified Financial Services — 0.42%

6,697	Berkshire Hathaway, Inc., Class – B (a)	1,195

34,972	Equitable Holdings, Inc.	675

26,586	Voya Financial, Inc.	1,240

		3,110

	Diversified Telecommunication Services — 0.37%

21,493	AT&T, Inc.	650

37,104	Verizon Communications, Inc.	2,045

		2,695

	Electric Utilities — 0.91%

3,008	American Electric Power Co., Inc.	240

26,148	Duke Energy Corp.	2,088

28,713	Edison International	1,559

5,497	Evergy, Inc.	326

1,064	NextEra Energy, Inc.	256

Shares	Security Description	Value (000)

	Electric Utilities (continued)

18,697	OGE Energy Corp.	$568

65,462	PPL Corp.	1,692

		6,729

	Electrical Equipment — 0.22%

5,157	AMETEK, Inc.	461

13,294	Emerson Electric Co.	824

1,210	Hubbell, Inc.	152

931	Rockwell Automation, Inc.	198

		1,635

	Electronic Equipment, Instruments & Components — 0.21%

8,822	Amphenol Corp., Class – A	845

1,465	CDW Corp.	170

1,015	Dolby Laboratories, Inc., Class – A	67

3,517	FLIR Systems, Inc.	143

3,147	National Instruments Corp.	122

1,757	Trimble, Inc. (a)	76

493	Zebra Technologies Corp. (a)	126

		1,549

	Energy Equipment & Services — 0.13%

23,049	Helmerich & Payne, Inc.	450

25,809	Schlumberger Ltd.	474

		924

	Entertainment — 1.39%

19,424	Netflix, Inc. (a)	8,839

4,355	Spotify Technology SA (a)	1,124

2,397	The Walt Disney Co.	267

		10,230

	Equity Real Estate Investment Trusts — 2.52%

5,300	American Tower Corp.	1,370

59,935	Brookfield Property REIT, Inc., Class – A^	597

16,588	Equinix, Inc.	11,651

1,608	Equity Lifestyle Properties, Inc.	100

41,651	Healthpeak Properties, Inc.	1,148

33,795	Parks Hotels & Resorts, Inc.	334

113,574	Service Properties Trust	805

4,339	Simon Property Group, Inc.	297

52,271	SITE Centers Corp.	423

39,576	The Macerich Co.^	355

40,605	Ventas, Inc.	1,487

		18,567

	Food & Staples Retailing — 1.50%

19,598	Costco Wholesale Corp.	5,942

11,656	Sysco Corp.	637

16,968	Walgreens Boots Alliance, Inc.	719

31,287	Walmart, Inc.	3,748

		11,046

	Food Products — 1.14%

70,463	Conagra Brands, Inc.	2,478

3,603	Flowers Foods, Inc.	81

5,224	Hormel Foods Corp.	252

413	Lamb Weston Holding, Inc.	26

2,546	McCormick & Company, Inc.	457

92,639	Mondelez International, Inc., Class – A	4,737

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Food Products (continued)

1,045	The Hershey Co.	$135

2,332	The J.M. Smucker Co.	247

		8,413

	Gas Utilities — 0.38%

34,942	National Fuel Gas Co.	1,466

42,971	UGI Corp.	1,366

		2,832

	Health Care Equipment & Supplies — 3.00%

34,185	Abbott Laboratories	3,127

372	Abiomed, Inc. (a)	90

650	Align Technology, Inc. (a)	178

11,112	Baxter International, Inc.	957

6,721	Becton, Dickinson & Co.	1,608

27,307	Boston Scientific Corp. (a)	959

21,384	Danaher Corp.	3,781

5,117	Dexcom, Inc. (a)	2,074

25,740	Edwards Lifesciences Corp. (a)	1,779

584	Hill-Rom Holdings, Inc.	64

2,690	IDEXX Laboratories, Inc. (a)	888

5,428	Intuitive Surgical, Inc. (a)	3,093

1,642	Medtronic PLC	151

4,072	ResMed, Inc.	782

9,642	Stryker Corp.	1,737

85	Teleflex, Inc.	31

332	The Cooper Companies, Inc.	94

2,841	Varian Medical Systems, Inc. (a)	348

3,346	Zimmer Biomet Holdings, Inc.	399

		22,140

	Health Care Providers & Services — 2.24%

5,215	Anthem, Inc.	1,371

1,732	Centene Corp. (a)	110

768	Cigna Corp.	144

25,863	CVS Health Corp.	1,680

3,283	Henry Schein, Inc. (a)	192

2,568	Humana, Inc.	996

1,952	Laboratory Corp. of America Holdings (a)	324

4,595	McKesson Corp.	705

2,799	Quest Diagnostics, Inc.	319

36,261	UnitedHealth Group, Inc.	10,696

		16,537

	Health Care Technology — 0.56%

51,381	Cerner Corp.	3,522

2,596	Veeva Systems, Inc., Class – A (a)	609

		4,131

	Hotels, Restaurants & Leisure — 2.14%

2,637	Chipotle Mexican Grill, Inc. (a)	2,775

1,046	Choice Hotels International, Inc.	83

419	Domino’s Pizza, Inc.	155

2,110	Marriott International, Inc., Class – A	181

18,816	McDonald’s Corp.	3,471

111,554	Starbucks Corp.	8,209

310	Vail Resorts, Inc.	56

7,868	Yum China Holdings, Inc.	378

5,019	YUM! Brands, Inc.	436

		15,744

Shares	Security Description	Value (000)

	Household Durables — 0.03%

2,470	Garmin Ltd.	$241

	Household Products — 1.11%

5,143	Church & Dwight Co., Inc.	398

17,683	Colgate-Palmolive Co.	1,295

7,129	Kimberly-Clark Corp.	1,008

2,554	The Clorox Co.	560

41,123	The Procter & Gamble Co.	4,917

		8,178

	Independent Power and Renewable Electricity Producers — 0.20%

36,550	NRG Energy, Inc., Class – C	1,190

13,253	Vistra Corp.	247

		1,437

	Industrial Conglomerates — 0.69%

12,543	3M Co.	1,956

229,581	General Electric Co.	1,568

4,278	Honeywell International, Inc.	619

2,488	Roper Industries, Inc.	966

		5,109

	Insurance — 2.14%

9,715	Aflac, Inc.	350

7,992	Aon PLC, Class – A	1,539

1,196	Arthur J. Gallagher & Co.	117

10,152	Assurant, Inc.	1,049

16,505	AXIS Capital Holdings Ltd.	669

4,821	Brown & Brown, Inc.	197

11,297	Chubb Ltd.	1,430

18,316	CNA Financial Corp.	589

171	Erie Indemnity Co., Class – A	33

2,499	Globe Life, Inc.	186

43,476	Lincoln National Corp.	1,599

15,337	Marsh & McLennan Companies, Inc.	1,646

22,534	Principal Financial Group, Inc.	936

6,476	Prudential Financial, Inc.	394

14,254	Reinsurance Group of America	1,118

13,105	The Allstate Corp.	1,271

35,095	The Hartford Financial Services Group, Inc.	1,353

5,631	The Progressive Corp.	451

6,974	The Travelers Companies, Inc.	795

		15,722

	Interactive Media & Services — 5.91%

6,891	Alphabet, Inc., Class – A (a)	9,771

11,728	Alphabet, Inc., Class – C (a)	16,579

60,853	Facebook, Inc., Class – A (a)	13,818

646	InterActive Corp. (a)	209

2,258	Match Group, Inc. (a)	242

45,562	Tencent Holdings Ltd., ADR	2,916

		43,535

	Internet & Direct Marketing Retail — 5.73%

15,312	Alibaba Group Holding Ltd., ADR (a)	3,303

13,241	Amazon.com, Inc. (a)	36,530

1,528	Booking Holdings, Inc. (a)	2,433

		42,266

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	IT Services — 10.28%

12,354	Accenture PLC, Class – A	$2,653

78,675	Adyen N.V., ADR (a)	2,302

61,269	Automatic Data Processing, Inc.	9,121

1,297	Booz Allen Hamilton Holding Corp.	101

2,577	Broadridge Financial Solutions, Inc.	325

11,940	Cognizant Technology Solutions Corp.	678

1,932	Fidelity National Information Services, Inc.	259

5,412	Fiserv, Inc. (a)	528

9,624	FleetCor Technologies, Inc. (a)	2,421

8,004	Global Payments, Inc.	1,358

1,132	GoDaddy, Inc., Class – A (a)	83

10,306	International Business Machines Corp.	1,245

2,207	Jack Henry & Associates, Inc.	406

47,217	MasterCard, Inc., Class – A	13,962

19,033	Okta, Inc. (a)	3,811

6,384	Paychex, Inc.	484

55,313	PayPal Holdings, Inc. (a)	9,638

4,059	Shopify, Inc. (a)	3,853

2,359	Square, Inc., Class – A (a)	248

10,152	Twilio, Inc., Class – A (a)	2,228

103,786	Visa, Inc., Class– A	20,047

		75,751

	Leisure Products — 0.02%

1,422	Polaris Inc.	132

	Life Sciences Tools & Services — 0.91%

754	Agilent Technologies, Inc.	67

1,141	Bio-Techne Corp.	301

440	Bruker Corp.	18

447	Charles River Laboratories International, Inc. (a)	78

4,360	Illumina, Inc. (a)	1,614

817	IQVIA Holdings, Inc. (a)	116

785	Mettler-Toledo International, Inc. (a)	632

239	PerkinElmer, Inc.	23

9,568	Thermo Fisher Scientific, Inc.	3,468

2,297	Waters Corp. (a)	414

		6,731

	Machinery — 1.10%

9,555	Caterpillar, Inc.	1,209

4,840	Deere & Co.	761

2,856	Donaldson Companies, Inc.	133

3,369	Dover Corp.	325

7,085	Fortive Corp.	479

34,446	Gates Industrial Corp. PLC (a)	354

1,569	Graco, Inc.	75

2,179	IDEX Corp.	344

8,257	Illinois Tool Works, Inc.	1,445

1,074	Ingersoll-Rand, Inc. (a)	30

506	Nordson Corp.	96

8,726	Otis Worldwide Corp.	496

16,178	PACCAR, Inc.	1,211

927	The Toro Co.	61

14,503	Westinghouse Air Brake Technologies Corp.	835

4,438	Xylem, Inc.	288

		8,142

Shares	Security Description	Value (000)

	Marine — 0.06%

8,500	Kirby Corp. (a)	$455

	Media — 0.84%

14,074	AMC Networks, Inc., Class – A (a)	329

610	Charter Communications, Inc., Class – A (a)	311

58,598	Comcast Corp., Class – A	2,285

4,099	GCI Liberty, Inc., Class – A (a)	292

4,935	Omnicom Group, Inc.	269

37,013	Sinclair Broadcast Group, Inc., Class – A	683

17,241	The Interpublic Group of Companies, Inc.	296

74,543	ViacomCBS, Inc., Class – B	1,738

		6,203

	Metals & Mining — 0.12%

13,795	Newmont Corp.	852

	Mortgage Real Estate Investment Trusts — 0.31%

20,736	AGNC Investment Corp.	267

187,069	New Residential Investment Corp.	1,391

20,515	Starwood Property Trust, Inc.	307

59,387	Two Harbors Investment Corp.	299

		2,264

	Multiline Retail — 0.08%

939	Dollar General Corp.	179

4,517	Dollar Tree, Inc. (a)	419

		598

	Multi-Utilities — 0.78%

60,920	CenterPoint Energy, Inc.	1,137

35,529	Dominion Energy, Inc.	2,885

15,797	DTE Energy Co.	1,698

		5,720

	Oil, Gas & Consumable Fuels — 1.52%

54,988	Antero Midstream Corp.	280

15,494	Chevron Corp.	1,383

47,186	ConocoPhillips	1,982

41,773	EQT Corp.	497

120,286	Kinder Morgan, Inc.	1,825

142,438	Marathon Oil Corp.	872

23,496	ONEOK, Inc.	781

37,063	Parsley Energy, Inc., Class – A	396

129,720	Range Resources Corp.	730

77,642	The Williams Companies, Inc.	1,477

153,610	WPX Energy, Inc. (a)	980

		11,203

	Personal Products — 0.42%

16,438	The Estee Lauder Companies, Inc.	3,102

	Pharmaceuticals — 3.48%

61,823	AstraZeneca PLC, ADR	3,270

61,477	Bristol-Myers Squibb Co.	3,615

33,608	Eli Lilly & Co.	5,517

33,814	Johnson & Johnson	4,756

55,581	Merck & Co., Inc.	4,298

49,218	Novo Nordisk A/S, Class – B, ADR	3,223

7,805	Pfizer, Inc.	255

4,788	Zoetis, Inc.	656

		25,590

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Professional Services — 0.28%

331	CoStar Group, Inc. (a)	$235

2,353	Equifax, Inc.	404

4,977	IHS Markit Ltd.	376

1,445	Robert Half International, Inc.	76

1,517	TransUnion	132

4,817	Versik Analytics, Inc., Class – A	821

		2,044

	Real Estate Management & Development — 0.01%

1,272	CBRE Group, Inc., Class – A (a)	58

	Road & Rail — 1.65%

916	AMERCO	277

57,529	CSX Corp.	4,012

1,303	Landstar System, Inc.	146

562	Old Dominion Freight Line, Inc.	95

75,477	Uber Technologies, Inc. (a)	2,346

31,354	Union Pacific Corp.	5,301

		12,177

	Semiconductors & Semiconductor Equipment — 3.59%

96,872	Advanced Micro Devices, Inc. (a)	5,096

7,262	Analog Devices, Inc.	891

6,209	Applied Materials, Inc.	375

3,425	Broadcom, Inc.	1,081

94,338	Intel Corp.	5,644

1,378	KLA Corp.	268

1,153	Lam Research Corp.	373

28,189	Marvell Technology Group Ltd.	988

2,547	Maxim Integrated Products, Inc.	154

1,854	Microchip Technology, Inc.	195

7,602	Micron Technology, Inc. (a)	392

17,746	NVIDIA Corp.	6,742

3,257	ON Semiconductor Corp. (a)	65

30,091	QUALCOMM, Inc.	2,745

9,164	Texas Instruments, Inc.	1,164

2,830	Xilinx, Inc.	278

		26,451

	Software — 12.65%

16,218	Adobe, Inc. (a)	7,059

1,974	ANSYS, Inc. (a)	576

6,153	Atlassian Corp. PLC, Class – A (a)	1,109

1,566	Autodesk, Inc. (a)	375

3,967	Citrix Systems, Inc.	587

5,800	Coupa Software, Inc. (a)	1,607

15,781	Crowdstrike Holdings, Inc., Class – A (a)	1,583

1,303	Fortinet, Inc. (a)	179

5,422	Intuit, Inc.	1,606

224,617	Microsoft Corp.	45,710

63,347	Oracle Corp.	3,501

6,326	RingCentral, Inc., Class – A (a)	1,803

82,204	Salesforce.com, Inc. (a)	15,399

17,664	SAP AG, ADR	2,473

6,085	ServiceNow, Inc. (a)	2,465

14,129	Splunk, Inc. (a)	2,808

1,391	SS&C Technologies Holdings, Inc.	79

Shares	Security Description	Value (000)

	Software (continued)

151	Synopsys, Inc. (a)	$29

2,636	The Trade Desk, Inc., Class – A (a)	1,072

1,831	VMware, Inc., Class – A (a)	284

15,229	Workday, Inc., Class – A (a)	2,853

		93,157

	Specialty Retail — 2.96%

1,475	Advance Auto Parts, Inc.	210

597	AutoZone, Inc. (a)	673

6,005	Best Buy Co., Inc.	524

376	Burlington Stores, Inc. (a)	74

67,725	Lowe’s Companies, Inc.	9,151

1,946	O’Reilly Automotive, Inc. (a)	821

9,045	Ross Stores, Inc.	771

20,586	The Home Depot, Inc.	5,157

73,408	The TJX Companies, Inc.	3,712

2,234	Tiffany & Co.	272

1,256	Tractor Supply Co.	166

1,253	Ulta Beauty, Inc. (a)	255

		21,786

	Technology Hardware, Storage & Peripherals — 5.57%

107,747	Apple, Inc.	39,306

38,672	Western Digital Corp.	1,707

		41,013

	Textiles, Apparel & Luxury Goods — 1.78%

37,173	Kering SA, ADR	2,039

960	Kontoor Brands, Inc.	17

14,333	Lululemon Athletica, Inc. (a)	4,472

62,433	NIKE, Inc., Class – B	6,121

6,722	V.F. Corp.	410

		13,059

	Thrifts & Mortgage Finance — 0.15%

105,312	New York Community Bancorp, Inc.	1,074

	Tobacco — 0.29%

30,396	Philip Morris International, Inc.	2,130

	Trading Companies & Distributors — 0.24%

23,095	Air Lease Corp.	676

14,448	Fastenal Co.	619

909	MSC Industrial Direct Co., Inc.	66

1,221	W.W. Grainger, Inc.	384

		1,745

	Total Common Stocks	709,581

	Investment Companies — 3.48%

1,260,038	Federated Treasury Obligations Fund, Institutional Shares, 0.10%^^ (b)	1,260

24,398,518	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (b)	24,399

	Total Investment Companies	25,659

	Purchased Options on Futures — 0.05%
	Total Purchased Options on Futures	405

	Total Investments (cost $311,741) — 99.84%	735,645
	Other assets in excess of liabilities — 0.16%	1,195

	Net Assets — 100.00%	$736,840

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

^	All or part of this security was on loan as of June 30, 2020. The total value of securities on loan as of June 30, 2020, was $1,233 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2020.
(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2020.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Growth Equity Portfolio	Jennison Associates, LLC	Parametric Portfolio Associates, LLC	Total
Common Stocks	22.39%	73.92%	96.31%
Investment Companies	—	3.48%	3.48%
Purchased Option on Futures	—	0.05%	0.05%
Other Assets (Liabilities)	0.14%	0.02%	0.16%

Total Net Assets	22.53%	77.47%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Sold^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini Nasdaq 100 Future	13	9/18/20	$2,638	$(21)
E-Mini S&P 500 Future	70	9/18/20	10,816	(523)

			$13,454	$(544)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(544)

	Total Net Unrealized Appreciation/(Depreciation)			$(544)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	90	$11,475	$2,550.00	7/31/20	$(36)
E-Mini S&P 500 Future Option	Put	32	3,840	2,400.00	7/31/20	(7)
E-Mini S&P 500 Future Option	Put	20	2,750	2,750.00	7/31/20	(19)
E-Mini S&P 500 Future Option	Put	20	2,640	2,640.00	7/31/20	(12)
E-Mini S&P 500 Future Option	Put	50	6,650	2,660.00	8/31/20	(83)
E-Mini S&P 500 Future Option	Put	40	5,300	2,650.00	8/31/20	(65)
E-Mini S&P 500 Future Option	Put	40	5,000	2,500.00	8/31/20	(39)
E-Mini S&P 500 Future Option	Put	40	5,750	2,875.00	9/18/20	(169)
E-Mini S&P 500 Future Option	Put	20	2,500	2,500.00	9/18/20	(29)
E-Mini S&P 500 Future Option	Put	20	2,350	2,350.00	9/18/20	(18)

						$(477)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Exchanged-traded options on futures contacts purchased as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	25	$3,563	$2,850.00	7/31/20	$38
E-Mini S&P 500 Future Option	Put	25	3,375	2,700.00	7/31/20	19
E-Mini S&P 500 Future Option	Put	25	3,688	2,950.00	8/31/20	105
E-Mini S&P 500 Future Option	Put	20	2,900	2,900.00	8/31/20	73
E-Mini S&P 500 Future Option	Put	20	3,150	3,150.00	9/18/20	170

						$405

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks — 95.92%

	Aerospace & Defense — 1.55%

1,384	BWX Technologies, Inc.	$78

494	Curtiss-Wright Corp.	44

17,819	General Dynamics Corp.	2,663

2,645	HEICO Corp.	264

6,610	HEICO Corp., Class – A	537

983	Hexcel Corp.	44

23,964	Howmet Aerospace, Inc. (a)	380

4,192	Huntington Ingalls Industries, Inc.	731

16,856	Kratos Defense & Security Solutions, Inc. (a)	263

33,316	L3Harris Technologies, Inc.	5,653

19,034	Lockheed Martin Corp.	6,945

596	Moog, Inc., Class – A	32

12,919	Northrop Grumman Corp.	3,971

93,057	Raytheon Technologies Corp.	5,735

2,635	Teledyne Technologies, Inc. (a)	820

14,043	Textron, Inc.	462

44,611	The Boeing Co.	8,178

12,324	TransDigm Group, Inc.	5,448

		42,248

	Air Freight & Logistics — 0.42%

1,001	Atlas Air Worldwide Holdings, Inc. (a)	43

18,720	C.H. Robinson Worldwide, Inc.	1,479

18,138	Expeditors International of Washington, Inc.	1,379

15,245	FedEx Corp.	2,138

610	Hub Group, Inc., Class – A (a)	29

52,765	United Parcel Service, Inc., Class – B	5,868

6,171	XPO Logistics, Inc. (a)	476

		11,412

	Airlines — 0.08%

3,355	Alaska Air Group, Inc.	122

277	Allegiant Travel Co.	30

4,910	American Airlines Group, Inc.^	64

13,247	Azul SA, ADR (a)	148

54,416	Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	287

11,694	Delta Air Lines, Inc.	328

2,558	Hawaiian Holdings, Inc.	36

20,680	JetBlue Airways Corp. (a)	225

1,462	SkyWest, Inc.	48

17,282	Southwest Airlines Co.	591

2,249	United Airlines Holdings, Inc. (a)	78

		1,957

	Auto Components — 0.14%

3,110	Adient PLC (a)	51

4,324	American Axle & Manufacturing Holdings, Inc. (a)	33

15,537	Aptiv PLC	1,211

5,001	Autoliv, Inc.	323

21,220	BorgWarner, Inc.	749

1,049	Cooper Tire & Rubber Co.	29

42,043	Dana, Inc.	512

499	Dorman Products, Inc. (a)	33

4,230	Gentex Corp.	109

1,087	LCI Industries	125

4,513	Lear Corp.	492

Shares	Security Description	Value (000)

	Auto Components (continued)

6,903	Modine Manufacturing Co. (a)	$38

13,897	Stoneridge, Inc. (a)	287

1,310	The Goodyear Tire & Rubber Co.	12

930	Visteon Corp. (a)	64

		4,068

	Automobiles — 0.95%

18,377	Ferrari N.V.	3,143

336,539	Ford Motor Co.	2,046

106,080	General Motors Co.	2,684

1,568	Harley-Davidson, Inc.	37

16,418	Tesla, Inc. (a)	17,728

1,416	Thor Industries, Inc.	151

		25,789

	Banks — 2.23%

487,556	Bank of America Corp.	11,579

4,057	BankUnited, Inc.	82

2,146	CIT Group, Inc.	44

130,040	Citigroup, Inc.	6,645

26,748	Citizens Financial Group, Inc.	675

8,866	Comerica, Inc.	338

8,631	East West Bancorp, Inc.	313

43,677	Fifth Third Bancorp	842

33,973	First Bancorp	190

12,154	First Republic Bank	1,288

63,527	Huntington Bancshares, Inc.	574

189,599	JPMorgan Chase & Co.	17,835

60,598	KeyCorp	738

7,792	M&T Bank Corp.	810

26,238	People’s United Financial, Inc.	304

3,619	Pinnacle Financial Partners, Inc.	152

26,958	PNC Financial Services Group, Inc.	2,836

6,240	Popular, Inc.	232

59,357	Regions Financial Corp.	660

3,308	Signature Bank	354

3,172	SVB Financial Group (a)	684

12,345	The Bancorp, Inc. (a)	121

82,540	Truist Financial Corp.	3,099

84,936	U.S. Bancorp	3,127

6,546	Webster Financial Corp.	187

240,342	Wells Fargo & Co.	6,153

448	Western Alliance Bancorp	17

3,121	Wintrust Financial Corp.	136

16,572	Zions Bancorp NA	563

		60,578

	Beverages — 1.41%

28,085	Brown-Forman Corp., Class – B	1,788

896	Coca-Cola European Partners PLC	34

13,006	Constellation Brands, Inc., Class – A	2,274

45,990	Diageo PLC	1,528

21,468	Keurig Dr Pepper, Inc.	610

3,066	MGP Ingredients, Inc.	113

24,629	Molson Coors Beverage Co., Class – B	846

59,595	Monster Beverage Corp. (a)	4,131

102,393	PepsiCo, Inc.	13,543

236	The Boston Beer Co., Inc., Class – A (a)	127

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Beverages (continued)

298,963	The Coca-Cola Co.	$13,358

		38,352

	Biotechnology — 2.18%

123,892	AbbVie, Inc.	12,163

2,144	Acadia Pharmaceuticals, Inc. (a)	104

15,726	Alexion Pharmaceuticals, Inc. (a)	1,765

8,836	Alnylam Pharmaceuticals, Inc. (a)	1,309

41,692	Amgen, Inc.	9,833

12,811	Biogen, Inc. (a)	3,427

23,326	BioMarin Pharmaceutical, Inc. (a)	2,877

10,420	Exact Sciences Corp. (a)	906

102,770	Gilead Sciences, Inc.	7,907

15,548	Incyte Corp. (a)	1,617

8,208	Ionis Pharmaceuticals, Inc. (a)	484

7,618	Karyopharm Therapeutics, Inc. (a)	144

17,169	Moderna, Inc. (a)	1,102

2,259	Myriad Genetics, Inc. (a)	26

7,654	Neurocrine Biosciences, Inc. (a)	934

7,255	Regeneron Pharmaceuticals, Inc. (a)	4,524

5,306	Sangamo Therapeutics, Inc. (a)	48

4,578	Sarepta Therapeutics, Inc. (a)	734

8,944	Seattle Genetics, Inc. (a)	1,520

1,782	United Therapeutics Corp. (a)	216

26,387	Vertex Pharmaceuticals, Inc. (a)	7,661

		59,301

	Building Products — 0.39%

21,340	A.O. Smith Corp.	1,006

6,769	Allegion PLC	692

708	Armstrong World Industries, Inc.	55

6,735	Builders FirstSource, Inc. (a)	139

50,447	Carrier Global Corp.	1,121

8,700	Fortune Brands Home & Security, Inc.	556

54,391	Johnson Controls International PLC	1,857

5,346	Lennox International, Inc.	1,246

22,723	Masco Corp.	1,141

529	Masonite International Corp. (a)	41

7,402	Owens Corning	413

189	Simpson Manufacturing Co., Inc.	16

525	The AZEK Co., Inc. (a)	17

16,940	Trane Technologies PLC	1,507

5,108	Trex Company, Inc. (a)	664

1,374	UFP Industries, Inc.	68

		10,539

	Capital Markets — 2.86%

427	Affiliated Managers Group, Inc.	32

8,174	Ameriprise Financial, Inc.	1,227

9,808	Apollo Global Management, Inc.	490

7,420	Artisan Partners Asset Management, Inc., Class – A	241

9,810	BlackRock, Inc., Class – A	5,338

12,204	CBOE Global Markets, Inc.	1,138

36,649	CME Group, Inc.	5,956

406	Cohen & Steers, Inc.	28

13,897	E*Trade Financial Corp.	691

Shares	Security Description	Value (000)

	Capital Markets (continued)

2,207	Evercore, Inc., Class – A	$130

10,660	FactSet Research Systems, Inc.	3,502

1,747	Federated Hermes, Inc., Class – B	41

24,871	Franklin Resources, Inc.	521

436	Houlihan Lokey, Inc.	24

74,558	Intercontinental Exchange, Inc.	6,830

28,822	Invesco Ltd.	310

1,085	Janus Henderson Group PLC	23

30,193	KKR & Co., Inc., Class – A	932

2,002	Legg Mason, Inc.	100

6,773	LPL Financial Holdings, Inc.	531

3,757	MarketAxess Holdings, Inc.	1,883

21,887	Moody’s Corp.	6,012

77,955	Morgan Stanley	3,765

292	Morningstar, Inc.	41

9,354	MSCI, Inc.	3,123

9,598	Nasdaq, Inc.	1,146

12,377	Northern Trust Corp.	982

1,215	PJT Partners, Inc., Class – A	62

10,883	Raymond James Financial, Inc.	749

40,306	S&P Global, Inc.	13,281

9,348	SEI Investments Co.	514

23,318	State Street Corp.	1,482

16,422	T. Rowe Price Group, Inc.	2,028

16,612	TD Ameritrade Holding Corp.	604

51,040	The Bank of New York Mellon Corp.	1,973

44,157	The Blackstone Group, Inc., Class – A	2,502

12,054	The Carlyle Group, Inc.	336

70,961	The Charles Schwab Corp.	2,394

34,427	The Goldman Sachs Group, Inc.	6,804

4,632	Tradeweb Markets, Inc., Class – A	269

3,734	Waddell & Reed Financial, Inc., Class – A	58

		78,093

	Chemicals — 1.51%

21,111	Air Products & Chemicals, Inc.	5,097

11,180	Albemarle Corp.	863

14,709	Axalta Coating Systems Ltd. (a)	331

8,065	Celanese Corp., Series A	696

13,326	CF Industries Holdings, Inc.	375

46,053	Corteva, Inc.	1,234

45,637	Dow, Inc.	1,860

45,594	DuPont de Nemours, Inc.	2,422

8,850	Eastman Chemical Co.	617

17,334	Ecolab, Inc.	3,449

15,324	FMC Corp.	1,526

6,387	Huntsman Corp.	115

233	Innospec, Inc.	18

8,101	International Flavors & Fragrances, Inc.	992

47,781	Linde PLC	10,134

23,957	LyondellBasell Industries N.V., Class – A	1,574

151	NewMarket Corp.	60

3,117	Olin Corp.	36

1,572	PolyOne Corp.	41

18,251	PPG Industries, Inc.	1,936

12,060	RPM International, Inc.	906

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Chemicals (continued)

589	Sensient Technologies Corp.	$31

25,593	Symrise AG	2,990

29,191	The Mosaic Co.	366

1,025	The Scotts Miracle-Gro Co.	138

5,514	The Sherwin-Williams Co.	3,186

23,505	Tronox Holdings PLC, Class – A	170

4,924	W.R. Grace & Co.	250

		41,413

	Commercial Services & Supplies — 0.64%

1,032	ABM Industries, Inc.	37

1,004	Advanced Disposal Services, Inc. (a)	30

381	Brady Corp., Class – A	18

6,300	Cintas Corp.	1,677

49,157	Copart, Inc. (a)	4,093

30,887	Covanta Holding Corp.	296

1,339	Deluxe Corp.	32

1,464	Healthcare Services Group, Inc.	36

1,139	Herman Miller, Inc.	27

27,747	Interface, Inc.	226

2,306	KAR Auction Services, Inc.	32

242	MSA Safety, Inc.	28

20,764	Republic Services, Inc.	1,704

38,546	Rollins, Inc.	1,634

2,544	Steelcase, Inc., Class – A	31

1,317	Stericycle, Inc. (a)	74

274	Tetra Tech, Inc.	22

40,318	Waste Connections, Inc.	3,781

33,336	Waste Management, Inc.	3,530

		17,308

	Communications Equipment — 0.81%

3,194	Acacia Communications, Inc. (a)	215

3,511	Arista Networks, Inc. (a)	737

1,200	Ciena Corp. (a)	65

262,190	Cisco Systems, Inc.	12,230

6,148	F5 Networks, Inc. (a)	858

45,831	Juniper Networks, Inc.	1,047

16,037	Motorola Solutions, Inc.	2,247

1,259	NetScout Systems, Inc. (a)	32

19,956	Palo Alto Networks, Inc. (a)	4,583

		22,014

	Construction & Engineering — 0.11%

8,317	AECOM (a)	312

1,096	Arcosa, Inc.	46

4,010	Fluor Corp.	48

15,171	Granite Construction, Inc.	290

11,141	Jacobs Engineering Group, Inc.	946

6,146	MasTec, Inc. (a)	276

8,040	Quanta Services, Inc.	315

68,560	Tutor Perini Corp. (a)	836

		3,069

	Construction Materials — 0.09%

2,492	Eagle Materials, Inc., Class – A	175

5,583	Martin Marietta Materials, Inc.	1,153

Shares	Security Description	Value (000)

	Construction Materials (continued)

10,720	Vulcan Materials Co.	$1,242

		2,570

	Consumer Finance — 0.34%

31,596	Ally Financial, Inc.	627

42,742	American Express Co.	4,069

35,363	Capital One Financial Corp.	2,213

21,234	Discover Financial Services	1,064

448	FirstCash, Inc.	30

4,406	Green Dot Corp., Class – A (a)	216

6,728	Navient Corp.	47

7,212	PRA Group, Inc. (a)	279

2,074	Santander Consumer USA Holdings, Inc.	38

36,824	Synchrony Financial	816

		9,399

	Containers & Packaging — 0.51%

102,354	Amcor PLC	1,045

744	AptarGroup, Inc.	83

6,629	Avery Dennison Corp.	756

69,407	Ball Corp.	4,823

59,119	Crown Holdings, Inc. (a)	3,850

13,738	Graphic Packaging Holding Co.	192

599	Greif, Inc., Class – A	21

23,091	International Paper Co.	813

4,580	O-I Glass, Inc.	41

7,746	Packaging Corp. of America	773

24,865	Sealed Air Corp.	817

1,909	Silgan Holdings, Inc.	62

1,275	Sonoco Products Co.	67

19,224	WestRock Co.	544

		13,887

	Distributors — 0.26%

811	Core-Mark Holding Co., Inc.	20

10,590	Genuine Parts Co.	921

142,680	LKQ Corp. (a)	3,738

9,228	Pool Corp.	2,509

		7,188

	Diversified Consumer Services — 0.15%

10,731	Adtalem Global Education, Inc. (a)	334

579	Bright Horizons Family Solutions, Inc. (a)	68

68,582	Frontdoor, Inc. (a)	3,040

113	Graham Holdings Co., Class – B	39

4,688	H&R Block, Inc.	67

24,179	Perdoceo Education Corp. (a)	385

1,412	Service Corp. International	55

736	ServiceMaster Global Holdings, Inc. (a)	26

		4,014

	Diversified Financial Services — 0.61%

86,230	Berkshire Hathaway, Inc., Class – B (a)	15,392

960	Cannae Holdings, Inc. (a)	39

25,080	Equitable Holdings, Inc.	484

11,568	Jefferies Financial Group, Inc.	180

10,790	Voya Financial, Inc.	504

		16,599

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Diversified Telecommunication Services — 1.35%

510,949	AT&T, Inc.	$15,446

53,396	Cellnex Telecom SA	3,261

92,983	CenturyLink, Inc.	932

4,477	Cogent Communications Holdings, Inc.	346

305,976	Verizon Communications, Inc.	16,869

		36,854

	Electric Utilities — 1.41%

28,646	Alliant Energy Corp.	1,370

38,156	American Electric Power Co., Inc.	3,039

51,542	Duke Energy Corp.	4,118

28,625	Edison International	1,555

18,763	Entergy Corp.	1,759

20,603	Evergy, Inc.	1,221

27,890	Eversource Energy	2,322

73,643	Exelon Corp.	2,672

43,762	FirstEnergy Corp.	1,697

1,428	Hawaiian Electric Industries, Inc.	51

33,805	NextEra Energy, Inc.	8,120

30,605	OGE Energy Corp.	929

13,165	Pinnacle West Capital Corp.	965

66,139	PPL Corp.	1,709

81,729	The Southern Co.	4,239

42,398	Xcel Energy, Inc.	2,650

		38,416

	Electrical Equipment — 0.45%

511	Acuity Brands, Inc.	49

14,051	AMETEK, Inc.	1,256

26,548	Eaton Corp. PLC	2,322

41,280	Emerson Electric Co.	2,560

2,887	Encore Wire Corp.	141

2,278	EnerSys	147

1,121	Generac Holdings, Inc. (a)	137

8,013	Rockwell Automation, Inc.	1,707

9,406	Sensata Technologies Holding PLC (a)	350

252,609	Vertiv Holdings Co. (a)	3,425

		12,094

	Electronic Equipment, Instruments & Components — 0.49%

18,219	Amphenol Corp., Class – A	1,745

6,670	Arrow Electronics, Inc. (a)	458

2,579	Avnet, Inc.	72

1,023	Benchmark Electronics, Inc.	22

9,128	CDW Corp.	1,061

11,619	Cognex Corp.	694

62,669	Corning, Inc.	1,622

449	Dolby Laboratories, Inc., Class – A	30

2,969	Fabrinet (a)	185

30,138	Flex Ltd. (a)	309

19,252	FLIR Systems, Inc.	781

1,194	Insight Enterprises, Inc. (a)	59

2,267	IPG Photonics Corp. (a)	364

5,926	Itron, Inc. (a)	393

14,538	Jabil, Inc.	466

11,530	Keysight Technologies, Inc. (a)	1,162

Shares	Security Description	Value (000)

	Electronic Equipment, Instruments & Components (continued)

552	Plexus Corp. (a)	$39

3,059	Rogers Corp. (a)	381

1,650	Sanmina Corp. (a)	41

482	SYNNEX Corp.	58

20,500	TE Connectivity Ltd.	1,672

15,658	Trimble, Inc. (a)	676

2,873	Vishay Intertechnology, Inc.	44

3,575	Zebra Technologies Corp. (a)	915

		13,249

	Energy Equipment & Services — 0.13%

47,528	Baker Hughes, Inc.	732

2,602	Dril-Quip, Inc. (a)	78

53,087	Halliburton Co.	689

726	Helmerich & Payne, Inc.	14

34,855	National Oilwell Varco, Inc.	427

5,342	Oceaneering International, Inc. (a)	34

10,852	Patterson-UTI Energy, Inc.	38

85,190	Schlumberger Ltd.	1,566

8,313	TechnipFMC PLC	57

66,159	Transocean Ltd. (a)	121

		3,756

	Entertainment — 2.13%

53,644	Activision Blizzard, Inc.	4,071

4,259	AMC Entertainment Holdings, Inc., Class – A^	18

2,095	Cinemark Holdings, Inc.	24

22,736	Electronic Arts, Inc. (a)	3,002

4,049	Global Eagle Entertainment, Inc. (a)	19

13,689	Liberty Media Corp. – Liberty Formula One, Class – C (a)	434

19,839	Lions Gate Entertainment Corp., Class – B (a)	136

9,175	Live Nation Entertainment, Inc. (a)	407

199	Madison Square Garden Sports Corp. (a)	29

49,224	Netflix, Inc. (a)	22,399

4,583	Rosetta Stone, Inc. (a)	77

46,856	Sea Ltd., ADR (a)	5,025

4,730	Spotify Technology SA (a)	1,221

31,697	Take-Two Interactive Software, Inc. (a)	4,424

151,122	The Walt Disney Co.	16,853

5,024	Zynga, Inc., Class – A (a)	48

		58,187

	Equity Real Estate Investment Trusts — 4.97%

15,047	Agree Realty Corp.	989

25,094	Alexandria Real Estate Equities, Inc.	4,072

1,727	American Campus Communities, Inc.	60

149,667	American Homes 4 Rent, Class – A	4,026

69,618	American Tower Corp.	17,999

29,659	Americold Realty Trust	1,077

1,281	Apartment Investment & Management Co.	48

6,993	Apple Hospitality REIT, Inc.	68

30,368	AvalonBay Communities, Inc.	4,696

30,976	Boston Properties, Inc.	2,800

3,185	Brandywine Realty Trust	35

149,353	Brixmor Property Group, Inc.	1,915

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Equity Real Estate Investment Trusts (continued)

29,535	Camden Property Trust	$2,694

12,973	Colony Capital, Inc.	31

2,379	Columbia Property Trust, Inc.	31

14,388	Community Healthcare Trust, Inc.	588

3,241	CoreCivic, Inc.	30

47,568	Corporate Office Properties Trust	1,206

771	Cousins Properties, Inc.	23

60,059	Crown Castle International Corp.	10,050

1,455	CubeSmart	39

1,112	CyrusOne, Inc.	81

32,970	Digital Realty Trust, Inc.	4,685

4,810	Diversified Healthcare Trust	21

43,550	Douglas Emmett, Inc.	1,335

30,619	Duke Realty Corp.	1,083

329	EastGroup Properties, Inc.	39

733	EPR Properties	24

14,143	Equinix, Inc.	9,933

1,905	Equity Commonwealth	61

44,168	Equity Lifestyle Properties, Inc.	2,760

31,710	Equity Residential	1,865

9,821	Essex Property Trust, Inc.	2,251

24,210	Extra Space Storage, Inc.	2,237

7,457	Federal Realty Investment Trust	635

1,407	First Industrial Realty Trust, Inc.	54

1,942	Gaming & Leisure Properties, Inc.	67

1,272	Healthcare Realty Trust, Inc.	37

3,004	Healthcare Trust of America, Inc., Class – A	80

124,801	Healthpeak Properties, Inc.	3,439

1,295	Highwoods Properties, Inc.	48

67,192	Host Hotels & Resorts, Inc.	725

1,616	Hudson Pacific Property, Inc.	41

80,474	Independence Realty Trust, Inc.	925

7,003	Innovative Industrial Properties, Inc.	616

46,905	Invitation Homes, Inc.	1,291

34,474	Iron Mountain, Inc.	900

19,583	JBG SMITH Properties	579

9,675	Kilroy Realty Corp.	568

5,197	Kimco Realty Corp.	67

1,656	Kite Realty Group Trust	19

1,340	Lamar Advertising Co., Class – A	89

5,062	Lexington Realty Trust	53

11,698	Life Storage, Inc.	1,110

1,983	Mack-Cali Realty Corp.	30

112,955	Medical Properties Trust, Inc.	2,123

39,354	MGM Growth Properties LLC, Class – A	1,071

10,481	Mid-America Apartment Communities, Inc.	1,202

15,900	National Retail Properties, Inc.	565

21,815	NexPoint Residential Trust, Inc.	771

697	Office Properties Income Trust	18

38,147	Omega Healthcare Investors, Inc.	1,135

4,490	Outfront Media, Inc.	64

4,132	Paramount Group, Inc.	32

1,576	Physicians Realty Trust	28

2,965	Piedmont Office Realty Trust, Inc., Class – A	49

Shares	Security Description	Value (000)

	Equity Real Estate Investment Trusts (continued)

106,079	Prologis, Inc.	$9,901

280	PS Business Parks, Inc.	37

13,825	Public Storage	2,653

1,819	Rayonier, Inc.	45

21,079	Realty Income Corp.	1,254

11,772	Regency Centers Corp.	540

72,588	Retail Opportunity Investments Corp.	822

5,472	Retail Properties of America, Inc.	40

40,933	Rexford Industrial Realty, Inc.	1,696

5,995	RLJ Lodging Trust	57

1,829	Sabra Health Care REIT, Inc.	26

9,319	SBA Communications Corp.	2,777

5,060	Service Properties Trust	36

21,455	Simon Property Group, Inc.	1,467

20,573	SITE Centers Corp.	167

550	SL Green Realty Corp.	27

1,908	Spirit Realty Capital, Inc.	67

5,154	STAG Industrial, Inc.	152

1,991	Store Capital Corp.	47

38,839	Sun Communities, Inc.	5,269

1,012	Taubman Centers, Inc.	38

536	The Macerich Co.^	5

66,718	UDR, Inc.	2,493

24,734	Ventas, Inc.	906

65,636	VEREIT, Inc.	422

114,466	VICI Properties, Inc.	2,311

10,438	Vornado Realty Trust	399

1,319	Washington Real Estate Investment Trust	29

2,114	Weingarten Realty Investors	40

26,260	Welltower, Inc.	1,359

48,841	Weyerhaeuser Co.	1,097

18,856	WP Carey, Inc.	1,275

31,879	Xenia Hotels & Resorts, Inc.	298

		135,035

	Food & Staples Retailing — 1.33%

774	Casey’s General Stores, Inc.	116

45,760	Costco Wholesale Corp.	13,875

4,343	Performance Food Group Co. (a)	127

3,504	Rite Aid Corp. (a)	60

4,681	Sprouts Farmers Market, Inc. (a)	120

35,616	Sysco Corp.	1,947

97,769	The Kroger Co.	3,309

3,135	US Foods Holding Corp. (a)	62

65,699	Walgreens Boots Alliance, Inc.	2,785

116,044	Walmart, Inc.	13,899

		36,300

	Food Products — 1.15%

50,436	Archer-Daniels-Midland Co.	2,012

1,969	B&G Foods, Inc.	48

22,453	Bunge Ltd.	923

1,098	Cal-Maine Foods, Inc. (a)	49

24,622	Campbell Soup Co.	1,222

52,193	Conagra Brands, Inc.	1,836

11,353	Darling Ingredients, Inc. (a)	279

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Food Products (continued)

3,567	Flowers Foods, Inc.	$80

52,639	General Mills, Inc.	3,245

32,342	Hormel Foods Corp.	1,561

9,507	Ingredion, Inc.	789

217	J&J Snack Foods Corp.	28

28,807	Kellogg Co.	1,903

16,618	Lamb Weston Holding, Inc.	1,063

396	Lancaster Colony Corp.	61

11,501	McCormick & Company, Inc.	2,063

100,374	Mondelez International, Inc., Class – A	5,133

18,064	Nestle SA, Registered Shares	2,003

2,408	Nomad Foods Ltd. (a)	52

897	Sanderson Farms, Inc.	104

14,448	The Hershey Co.	1,872

13,465	The J.M. Smucker Co.	1,425

61,882	The Kraft Heinz Co.	1,974

1,173	TreeHouse Foods, Inc. (a)	51

30,853	Tyson Foods, Inc., Class – A	1,842

		31,618

	Gas Utilities — 0.08%

13,063	Atmos Energy Corp.	1,301

24,960	UGI Corp.	794

		2,095

	Health Care Equipment & Supplies — 3.27%

111,030	Abbott Laboratories	10,150

5,288	Abiomed, Inc. (a)	1,277

10,490	Align Technology, Inc. (a)	2,879

39,060	Baxter International, Inc.	3,363

19,110	Becton, Dickinson & Co.	4,572

101,562	Boston Scientific Corp. (a)	3,566

6,183	Cardiovascular Systems, Inc. (a)	195

73,264	Danaher Corp.	12,955

26,208	DENTSPLY SIRONA, Inc.	1,155

12,533	Dexcom, Inc. (a)	5,081

56,298	Edwards Lifesciences Corp. (a)	3,891

19,102	Hologic, Inc. (a)	1,089

10,300	IDEXX Laboratories, Inc. (a)	3,401

10,377	Insulet Corp. (a)	2,016

9,436	Intuitive Surgical, Inc. (a)	5,377

3,412	Masimo Corp. (a)	777

115,945	Medtronic PLC	10,632

2,336	Merit Medical Systems, Inc. (a)	107

11,319	ResMed, Inc.	2,173

20,647	STERIS PLC	3,168

20,717	Stryker Corp.	3,733

3,701	Tandem Diabetes Care, Inc. (a)	366

3,654	Teleflex, Inc.	1,331

6,392	The Cooper Companies, Inc.	1,813

6,610	Varian Medical Systems, Inc. (a)	810

7,287	West Pharmaceutical Services, Inc.	1,656

15,380	Zimmer Biomet Holdings, Inc.	1,836

		89,369

Shares	Security Description	Value (000)

	Health Care Providers & Services — 2.29%

9,037	Acadia Healthcare Company, Inc. (a)	$227

191	Amedisys, Inc. (a)	38

12,253	AmerisourceBergen Corp.	1,235

27,381	Anthem, Inc.	7,200

5,629	Brookdale Senior Living, Inc. (a)	17

29,584	Cardinal Health, Inc.	1,544

37,476	Centene Corp. (a)	2,381

257	Chemed Corp.	116

39,215	Cigna Corp.	7,358

109,252	CVS Health Corp.	7,099

11,918	DaVita, Inc. (a)	943

1,202	Encompass Health Corp.	74

18,424	HCA Holdings, Inc.	1,788

42,982	HealthEquity, Inc. (a)	2,522

18,516	Henry Schein, Inc. (a)	1,081

11,040	Humana, Inc.	4,280

6,607	Laboratory Corp. of America Holdings (a)	1,098

327	LHC Group, Inc. (a)	57

664	Magellan Health, Inc. (a)	48

15,282	McKesson Corp.	2,345

2,774	MEDNAX, Inc. (a)	47

3,947	Molina Heathcare, Inc. (a)	703

2,992	Patterson Companies, Inc.	66

885	Premier, Inc., Class – A (a)	30

13,603	Quest Diagnostics, Inc.	1,550

2,318	Select Medical Holdings Corp. (a)	34

5,391	Tenet Healthcare Corp. (a)	98

61,186	UnitedHealth Group, Inc.	18,048

4,937	Universal Health Services, Inc., Class – B	459

		62,486

	Health Care Technology — 0.25%

28,591	Cerner Corp.	1,960

3,984	Teladoc Health, Inc. (a)	760

17,504	Veeva Systems, Inc., Class – A (a)	4,104

		6,824

	Hotels, Restaurants & Leisure – 1.49%

17,302	Aramark	390

3,246	Bloomin’ Brands, Inc.	35

5,618	Boyd Gaming Corp.	117

3,958	Brinker International, Inc.	95

2,341	Caesars Entertainment Corp. (a)	28

28,989	Carnival Corp., Class – A^	476

4,494	Chipotle Mexican Grill, Inc. (a)	4,729

17,599	Choice Hotels International, Inc.	1,389

607	Churchill Downs, Inc.	81

739	Cracker Barrel Old Country Store, Inc.	82

8,790	Darden Restaurants, Inc.	666

4,839	Domino’s Pizza, Inc.	1,788

889	Dunkin’ Brands Group, Inc.	58

10,012	Eldorado Resorts, Inc. (a)	401

3,364	Extended Stay America, Inc.	38

24,977	Hilton Worldwide Holdings, Inc.	1,835

6,436	Hyatt Hotels Corp., Class – A	324

25,564	Intercontinental Hotels Group PLC	1,128

2,729	International Game Technology PLC	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Hotels, Restaurants & Leisure (continued)

1,389	Jack in the Box, Inc.	$103

23,663	Las Vegas Sands Corp.	1,078

19,763	Marriott International, Inc., Class – A	1,694

506	Marriott Vacations Worldwide Corp.	42

55,859	McDonald’s Corp.	10,303

29,171	MGM Resorts International	490

1,180	Penn National Gaming, Inc. (a)	36

4,268	Planet Fitness, Inc., Class – A (a)	259

10,962	Royal Caribbean Cruises Ltd.	551

1,949	SeaWorld Entertainment, Inc. (a)	29

1,807	Six Flags Entertainment Corp.	35

82,076	Starbucks Corp.	6,040

617	Texas Roadhouse, Inc.	32

3,225	The Cheesecake Factory, Inc.	74

10,380	The Wendy’s Co.	226

10,244	Vail Resorts, Inc.	1,866

26,194	Wyndham Hotels & Resorts, Inc.	1,116

5,945	Wynn Resorts Ltd.	443

26,876	YUM! Brands, Inc.	2,336

		40,437

	Household Durables — 0.69%

6,799	Century Communities, Inc. (a)	208

79,577	D.R. Horton, Inc.	4,413

12,964	Garmin Ltd.	1,264

292	Helen of Troy Ltd. (a)	55

960	KB Home	29

945	La-Z-Boy, Inc.	26

2,212	Leggett & Platt, Inc.	78

56,433	Lennar Corp., Class – A	3,477

2,761	LGI Homes, Inc. (a)	243

1,606	MDC Holdings, Inc.	57

33,004	Meritage Homes Corp. (a)	2,512

3,681	Mohawk Industries, Inc. (a)	375

27,375	Newell Brands, Inc.	434

286	NVR, Inc. (a)	933

18,637	PulteGroup, Inc.	634

5,620	Roku, Inc. (a)	655

2,375	Taylor Morrison Home Corp. (a)	46

593	Tempur Sealy International, Inc. (a)	43

32,040	Toll Brothers, Inc.	1,044

142	TopBuild Corp. (a)	16

81,624	TRI Pointe Homes, Inc. (a)	1,199

6,686	Universal Electronics, Inc. (a)	313

4,798	Whirlpool Corp.	622

		18,676

	Household Products — 1.36%

53,803	Church & Dwight Co., Inc.	4,160

65,540	Colgate-Palmolive Co.	4,801

27,987	Kimberly-Clark Corp.	3,956

11,850	The Clorox Co.	2,600

179,328	The Procter & Gamble Co.	21,441

		36,958

Shares	Security Description	Value (000)

	Independent Power and Renewable Electricity Producers — 0.08%

20,142	NRG Energy, Inc., Class – C	$656

53,646	The AES Corp.	778

46,108	Vistra Corp.	858

		2,292

	Industrial Conglomerates — 0.79%

40,556	3M Co.	6,326

569,218	General Electric Co.	3,887

44,364	Honeywell International, Inc.	6,415

12,227	Roper Industries, Inc.	4,748

		21,376

	Insurance — 1.85%

46,973	Aflac, Inc.	1,692

885	Alleghany Corp.	433

5,221	American Financial Group, Inc.	331

76,059	American International Group, Inc.	2,371

25,678	Aon PLC, Class – A	4,945

72,155	Arch Capital Group Ltd. (a)	2,066

1,846	Argo Group International Holdings Ltd.	64

15,428	Arthur J. Gallagher & Co.	1,505

6,201	Assurant, Inc.	640

8,801	Athene Holding Ltd. (a)	275

1,884	Brighthouse Financial, Inc. (a)	52

26,708	Brown & Brown, Inc.	1,088

32,287	Chubb Ltd.	4,089

10,582	Cincinnati Financial Corp.	677

3,664	CNO Financial Group, Inc.	57

5,297	Erie Indemnity Co., Class – A	1,017

5,158	Everest Re Group Ltd.	1,064

34,162	Fidelity National Financial, Inc.	1,048

2,154	First American Financial Corp.	103

17,695	Genworth Financial, Inc., Class – A (a)	41

6,287	Globe Life, Inc.	467

658	Kemper Corp.	48

15,161	Lincoln National Corp.	557

20,207	Loews Corp.	693

922	Markel Corp. (a)	851

52,471	Marsh & McLennan Companies, Inc.	5,635

885	Mercury General Corp.	36

52,664	MetLife, Inc.	1,924

2,402	Old Republic International Corp.	39

17,080	Principal Financial Group, Inc.	710

26,236	Prudential Financial, Inc.	1,597

3,795	Reinsurance Group of America	298

5,678	RenaissanceRe Holdings Ltd.	971

543	RLI Corp.	45

25,641	The Allstate Corp.	2,487

562	The Hanover Insurance Group, Inc.	57

21,772	The Hartford Financial Services Group, Inc.	839

44,532	The Progressive Corp.	3,567

22,404	The Travelers Companies, Inc.	2,555

2,099	Trupanion, Inc. (a)	90

1,430	Unum Group	24

16,605	W.R. Berkley Corp.	951

40	White Mountains Insurance Group Ltd.	36

10,651	Willis Towers Watson PLC	2,097

		50,132

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Interactive Media & Services — 4.52%

26,212	Alphabet, Inc., Class – A (a)	$37,169

22,096	Alphabet, Inc., Class – C (a)	31,236

52,575	ANGI Homeservices, Inc.^ (a)	639

196,507	Facebook, Inc., Class – A (a)	44,622

4,839	InterActive Corp. (a)	1,565

6,988	Match Group, Inc. (a)	748

22,000	Pinterest, Inc., Class – A (a)	488

57,707	Snap, Inc., Class – A (a)	1,355

49,510	Tencent Holdings Ltd., ADR	3,169

5,110	TripAdvisor, Inc.	97

47,916	Twitter, Inc. (a)	1,427

9,847	Zillow Group, Inc., Class – C (a)	567

		123,082

	Internet & Direct Marketing Retail — 4.24%

30,894	Alibaba Group Holding Ltd., ADR (a)	6,664

32,384	Amazon.com, Inc. (a)	89,341

4,753	Booking Holdings, Inc. (a)	7,569

64,396	eBay, Inc.	3,378

8,563	Expedia Group, Inc.	704

57,096	JD.com, Inc., ADR (a)	3,436

3,809	MercadoLibre, Inc. (a)	3,755

6,341	Qurate Retail, Inc. (a)	60

3,741	Wayfair, Inc., Class – A (a)	739

		115,646

	IT Services — 7.60%

41,040	Accenture PLC, Class – A	8,811

85,298	Adyen N.V., ADR (a)	2,495

1,245	Adyen N.V. (a)	1,812

44,802	Afterpay Ltd. (a)	1,934

15,521	Akamai Technologies, Inc. (a)	1,662

3,150	Alliance Data Systems Corp.	143

1,474	Amdocs Ltd.	90

41,310	Automatic Data Processing, Inc.	6,150

50,407	Black Knight, Inc. (a)	3,658

18,696	Booz Allen Hamilton Holding Corp.	1,455

35,133	Brightcove, Inc. (a)	277

11,204	Broadridge Financial Solutions, Inc.	1,414

437	CACI International, Inc., Class – A (a)	95

33,696	Cognizant Technology Solutions Corp.	1,915

6,966	Conduent, Inc. (a)	17

337	CoreLogic, Inc.	23

3,613	EPAM Systems, Inc. (a)	911

92,921	Fidelity National Information Services, Inc.	12,460

82,489	Fiserv, Inc. (a)	8,053

16,155	FleetCor Technologies, Inc. (a)	4,063

7,001	Gartner, Inc. (a)	849

3,233	Genpact Ltd.	118

26,220	Global Payments, Inc.	4,448

13,993	GMO Payment Gateway, Inc.	1,464

48,450	GoDaddy, Inc., Class – A (a)	3,553

70,590	International Business Machines Corp.	8,526

23,254	Jack Henry & Associates, Inc.	4,279

26,171	KBR, Inc.	590

9,341	Leidos Holdings, Inc.	876

Shares	Security Description	Value (000)

	IT Services (continued)

564	ManTech International Corp., Class – A	$39

105,501	MasterCard, Inc., Class – A	31,195

671	MAXIMUS, Inc.	47

2,890	MongoDB, Inc. (a)	654

149,653	Network International Holdings PLC (a)	819

6,942	Okta, Inc. (a)	1,390

46,469	Pagseguro Digital Ltd. (a)	1,642

48,425	Paychex, Inc.	3,668

152,820	PayPal Holdings, Inc. (a)	26,624

480	Science Applications International Corp.	37

3,980	Shopify, Inc. (a)	3,778

41,525	Square, Inc., Class – A (a)	4,358

54,066	Stoneco Ltd., Class – A (a)	2,096

731	Sykes Enterprises, Inc. (a)	20

1,704	Teradata Corp. (a)	35

56,946	The Western Union Co.	1,231

18,666	Twilio, Inc., Class – A (a)	4,096

38,603	VeriSign, Inc. (a)	7,984

168,329	Visa, Inc., Class – A	32,516

16,958	WEX, Inc. (a)	2,798

		207,168

	Leisure Products — 0.03%

395	Brunswick Corp.	25

8,553	Hasbro, Inc.	642

15,500	Mattel, Inc. (a)	150

339	Polaris Inc.	31

		848

	Life Sciences Tools & Services — 1.65%

59,126	Agilent Technologies, Inc.	5,225

24,409	Avantor, Inc. (a)	415

2,446	Bio-Rad Laboratories, Inc., Class – A (a)	1,104

260	Bio-Techne Corp.	69

1,075	Bruker Corp.	44

382	Charles River Laboratories International, Inc. (a)	67

4,022	Eurofins Scientific SE	2,537

12,236	Illumina, Inc. (a)	4,531

33,284	IQVIA Holdings, Inc. (a)	4,722

4,012	Mettler-Toledo International, Inc. (a)	3,232

36,431	PerkinElmer, Inc.	3,574

4,368	Qiagen N.V. (a)	187

1,247	Quanterix Corp. (a)	34

17,273	Sartorius Stedim Biotech	4,380

379	Syneos Health, Inc. (a)	22

37,115	Thermo Fisher Scientific, Inc.	13,449

5,654	Waters Corp. (a)	1,019

		44,611

	Machinery — 1.02%

1,163	AGCO Corp.	64

1,985	Allison Transmission Holdings, Inc.	73

33,989	Caterpillar, Inc.	4,300

1,146	Colfax Corp. (a)	32

402	Crane Co.	24

11,014	Cummins, Inc.	1,908

18,391	Deere & Co.	2,890

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Machinery (continued)

1,320	Donaldson Companies, Inc.	$61

8,930	Dover Corp.	862

1,501	Enerpac Tool Group Corp.	26

19,012	Fortive Corp.	1,287

365	Franklin Electric Co., Inc.	19

1,109	Graco, Inc.	53

12,278	IDEX Corp.	1,940

22,263	Illinois Tool Works, Inc.	3,893

21,755	Ingersoll-Rand, Inc. (a)	612

1,126	ITT, Inc.	66

798	Lincoln Electric Holdings, Inc.	67

17,292	Meritor, Inc. (a)	342

738	Mueller Industries, Inc.	20

3,709	Nordson Corp.	703

25,224	Otis Worldwide Corp.	1,434

25,084	PACCAR, Inc.	1,877

8,248	Parker Hannifin Corp.	1,512

10,572	Pentair PLC	402

516	Rexnord Corp.	15

3,374	Snap-on, Inc.	467

832	SPX FLOW, Inc. (a)	31

9,354	Stanley Black & Decker, Inc.	1,304

2,960	Terex Corp.	56

1,436	The Greenbrier Companies, Inc.	33

1,616	The Timken Co.	74

1,562	The Toro Co.	104

2,788	Trinity Industries, Inc.	59

11,196	Westinghouse Air Brake Technologies Corp.	645

11,965	Xylem, Inc.	778

		28,033

	Marine — 0.01%

3,024	Kirby Corp. (a)	162

	Media — 1.50%

147,357	Altice USA, Inc., Class – A (a)	3,321

881	AMC Networks, Inc., Class – A (a)	21

339	Cable One, Inc.	602

5,054	Cardlytics, Inc. (a)	354

16,393	Charter Communications, Inc., Class – A (a)	8,361

381,453	Comcast Corp., Class – A	14,868

22,447	Discovery, Inc., Class – A (a)	474

36,717	Discovery, Inc., Class – C (a)	708

15,594	Dish Network Corp. (a)	538

21,794	Fox Corp., Class – A	585

10,636	Fox Corp., Class – B	285

488	GCI Liberty, Inc., Class – A (a)	35

1,425	Liberty Broadband Corp., Class – A (a)	174

33,550	Liberty Broadband Corp., Class – C (a)	4,160

28,508	Liberty Global PLC, Class – A (a)	624

44,560	Liberty Global PLC, Class – C (a)	958

5,225	Liberty Media Corp. – Liberty SiriusXM, Class – A (a)	180

20,079	Liberty Media Corp. – Liberty SiriusXM, Class – C (a)	692

42,775	News Corp., Class – A	507

21,794	Omnicom Group, Inc.	1,190

Shares	Security Description	Value (000)

	Media (continued)

113,484	Sirius XM Holdings, Inc.	$666

6,305	TEGNA, Inc.	70

29,408	The Interpublic Group of Companies, Inc.	504

808	The New York Times Co., Class – A	34

42,660	ViacomCBS, Inc., Class – B	994

		40,905

	Metals & Mining — 0.30%

5,311	Agnico-Eagle Mines Ltd.	340

3,424	Alcoa Corp. (a)	38

14,911	Allegheny Technologies, Inc. (a)	152

3,254	Carpenter Technology Corp.	79

3,279	Commercial Metals Co.	67

584	Compass Minerals International, Inc.	28

92,958	Freeport-McMoRan, Inc.	1,075

318	Kaiser Aluminum Corp.	23

62,485	Newmont Corp.	3,859

19,877	Nucor Corp.	824

33,480	Pan American Silver Corp.	1,018

1,194	Reliance Steel & Aluminum Co.	113

291	Royal Gold, Inc.	36

14,053	Steel Dynamics, Inc.	367

2,742	Warrior Met Coal, Inc.	42

498	Worthington Industries, Inc.	19

		8,080

	Mortgage Real Estate Investment Trusts — 0.09%

80,973	AGNC Investment Corp.	1,044

166,527	Annaly Capital Management, Inc.	1,092

1,864	Blackstone Mortgage Trust, Inc., Class – A	45

9,624	Chimera Investment Corp.	92

6,934	Invesco Mortgage Capital, Inc.^	26

2,101	Ladder Capital Corp.	17

3,669	Pennymac Mortgage Investment Trust	64

4,648	Redwood Trust, Inc.	33

4,460	Starwood Property Trust, Inc.	67

9,227	Two Harbors Investment Corp.	47

		2,527

	Multiline Retail — 0.47%

530	Dillard’s, Inc., Class – A^	14

24,613	Dollar General Corp.	4,690

21,872	Dollar Tree, Inc. (a)	2,026

3,474	Kohl’s Corp.	72

13,843	Macy’s, Inc.^	95

3,940	Nordstrom, Inc.^	61

49,595	Target Corp.	5,948

		12,906

	Multi-Utilities — 0.75%

22,638	Ameren Corp.	1,593

887	Avista Corp.	32

30,569	CenterPoint Energy, Inc.	571

29,217	CMS Energy Corp.	1,706

29,133	Consolidated Edison, Inc.	2,095

58,727	Dominion Energy, Inc.	4,768

15,325	DTE Energy Co.	1,648

1,140	MDU Resources Group, Inc.	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Multi-Utilities (continued)

43,119	NiSource, Inc.	$981

43,395	Public Service Enterprise Group, Inc.	2,134

21,001	Sempra Energy	2,462

27,329	WEC Energy Group, Inc.	2,395

		20,410

	Oil, Gas & Consumable Fuels — 1.75%

1,257	Apache Corp.	17

52,151	Cabot Oil & Gas Corp.	896

21,238	Cheniere Energy, Inc. (a)	1,026

129,538	Chevron Corp.	11,559

4,600	CNX Resources Corp. (a)	40

12,366	Concho Resources, Inc.	637

74,055	ConocoPhillips	3,112

548	CVR Energy, Inc.	11

9,194	Diamondback Energy, Inc.	384

35,799	EOG Resources, Inc.	1,814

37,119	Euronav N.V.	303

284,505	Exxon Mobil Corp.	12,723

5,595	Golar LNG Ltd.	41

20,694	Hess Corp.	1,072

15,636	HollyFrontier Corp.	457

131,906	Kinder Morgan, Inc.	2,001

10,929	Marathon Oil Corp.	67

51,695	Marathon Petroleum Corp.	1,932

3,012	Murphy Oil Corp.	42

30,302	Navigator Holdings Ltd. (a)	195

21,462	Noble Energy, Inc.	192

54,969	Occidental Petroleum Corp.	1,006

25,405	ONEOK, Inc.	844

2,993	PBF Energy, Inc., Class – A	31

36,313	Phillips 66	2,611

10,187	Pioneer Natural Resources Co.	995

10,239	Range Resources Corp.	58

5,644	SM Energy Co.	21

74,591	The Williams Companies, Inc.	1,419

35,427	Valero Energy Corp.	2,083

1,672	World Fuel Services Corp.	43

9,771	WPX Energy, Inc. (a)	62

		47,694

	Paper & Forest Products — 0.00%

751	Boise Cascade Co.	28

2,932	Domtar Corp.	62

903	Louisiana-Pacific Corp.	23

		113

	Personal Products — 0.26%

1,720	Edgewell Personal Care Co. (a)	54

1,390	Herbalife Nutrition Ltd. (a)	63

5,132	L’Oreal SA (a)	1,656

2,064	Nu Skin Enterprises, Inc., Class – A	79

27,663	The Estee Lauder Companies, Inc.	5,219

		7,071

	Pharmaceuticals — 3.27%

12,288	Aerie Pharmaceuticals, Inc. (a)	181

67,107	AstraZeneca PLC, ADR	3,549

Shares	Security Description	Value (000)

	Pharmaceuticals (continued)

156,214	Bristol-Myers Squibb Co.	$9,185

10,110	Catalent, Inc. (a)	741

24,329	Elanco Animal Health, Inc. (a)	522

74,573	Eli Lilly & Co.	12,244

7,012	Jazz Pharmaceuticals PLC (a)	774

179,539	Johnson & Johnson	25,248

179,553	Merck & Co., Inc.	13,886

49,849	Mylan N.V. (a)	801

2,438	Nektar Therapeutics (a)	56

7,086	Pacira BioSciences, Inc. (a)	372

11,589	Perrigo Co. PLC	641

441,701	Pfizer, Inc.	14,443

47,183	Zoetis, Inc.	6,466

		89,109

	Professional Services — 1.09%

6,440	CoStar Group, Inc. (a)	4,577

30,921	Equifax, Inc.	5,316

804	FTI Consulting, Inc. (a)	92

102,461	IHS Markit Ltd.	7,736

1,312	ManpowerGroup, Inc.	90

23,076	Nielsen Holdings PLC	342

8,219	Robert Half International, Inc.	434

37,031	Thomson Reuters Corp.	2,517

35,497	TransUnion	3,090

31,528	Versik Analytics, Inc., Class – A	5,366

		29,560

	Real Estate Management & Development — 0.05%

19,544	CBRE Group, Inc., Class – A (a)	884

3,168	Jones Lang LaSalle, Inc.	328

9,350	Realogy Holdings Corp.	69

		1,281

	Road & Rail — 1.41%

2,091	AMERCO	632

4,951	Avis Budget Group, Inc. (a)	113

8,057	Canadian Pacific Railway Ltd.	2,050

97,302	CSX Corp.	6,786

8,288	JB Hunt Transport Services, Inc.	997

6,372	Kansas City Southern	951

26,160	Knight-Swift Transportation Holdings, Inc.	1,091

572	Landstar System, Inc.	64

16,038	Norfolk Southern Corp.	2,816

19,347	Old Dominion Freight Line, Inc.	3,281

596	Ryder System, Inc.	22

221,086	Uber Technologies, Inc. (a)	6,872

74,126	Union Pacific Corp.	12,533

1,426	Werner Enterprises, Inc.	62

		38,270

	Semiconductors & Semiconductor Equipment — 3.63%

76,785	Advanced Micro Devices, Inc. (a)	4,039

2,616	Amkor Technology, Inc. (a)	32

22,660	Analog Devices, Inc.	2,779

61,900	Applied Materials, Inc.	3,742

24,732	Broadcom, Inc.	7,806

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Semiconductors & Semiconductor Equipment (continued)

865	Cirrus Logic, Inc. (a)	$53

11,422	Cree, Inc. (a)	676

599	Entegris, Inc.	35

276,320	Intel Corp.	16,533

10,993	KLA Corp.	2,138

9,895	Lam Research Corp.	3,200

16,259	MA-COM Technology Solutions Holdings, Inc. (a)	558

52,960	Marvell Technology Group Ltd.	1,857

17,231	Maxim Integrated Products, Inc.	1,045

15,367	Microchip Technology, Inc.	1,618

71,254	Micron Technology, Inc. (a)	3,671

1,804	MKS Instruments, Inc.	204

3,382	Monolithic Power Systems, Inc.	802

62,137	NVIDIA Corp.	23,606

17,403	NXP Semiconductors N.V.	1,985

24,764	ON Semiconductor Corp. (a)	491

11,446	Qorvo, Inc. (a)	1,265

81,667	QUALCOMM, Inc.	7,449

8,175	Semtech Corp. (a)	427

1,802	Silicon Laboratories, Inc. (a)	181

11,625	Skyworks Solutions, Inc.	1,486

832	Synaptics, Inc. (a)	50

11,639	Teradyne, Inc.	984

64,468	Texas Instruments, Inc.	8,186

3,819	Ultra Clean Holdings, Inc. (a)	86

2,311	Universal Display Corp.	346

16,410	Xilinx, Inc.	1,615

		98,945

	Software — 11.46%

9,836	2U, Inc. (a)	373

51,797	Adobe, Inc. (a)	22,548

22,300	Alteryx, Inc., Class – A (a)	3,663

15,352	ANSYS, Inc. (a)	4,478

17,706	AppFolio, Inc., Class – A (a)	2,881

8,423	Aspen Technology, Inc. (a)	872

7,549	Atlassian Corp. PLC, Class – A (a)	1,362

23,665	Autodesk, Inc. (a)	5,661

32,281	Avalara, Inc. (a)	4,296

21,202	Benefitfocus, Inc. (a)	228

27,247	Bill.Com Holdings, Inc. (a)	2,458

18,435	Cadence Design Systems, Inc. (a)	1,769

19,015	CDK Global, Inc.	788

17,324	Ceridian HCM Holding, Inc. (a)	1,373

12,011	Citrix Systems, Inc.	1,777

1,792	Constellation Software, Inc.	2,024

10,312	Coupa Software, Inc. (a)	2,857

23,005	Crowdstrike Holdings, Inc., Class – A (a)	2,307

13,960	Dassault Systemes SE	2,423

5,965	Datadog, Inc., Class – A (a)	519

23,815	DocuSign, Inc. (a)	4,101

14,801	Dropbox, Inc. (a)	322

7,153	Dynatrace, Inc. (a)	290

10,170	Fair Isaac Corp. (a)	4,252

Shares	Security Description	Value (000)

	Software (continued)

9,587	Fortinet, Inc. (a)	$1,316

7,523	Guidewire Software, Inc. (a)	834

5,479	HubSpot, Inc. (a)	1,229

28,941	Intuit, Inc.	8,572

23,451	Kinaxis, Inc. (a)	3,353

69,521	Lightspeed Pos, Inc. (a)	1,661

366	LogMeln, Inc.	31

776	Manhattan Associates, Inc. (a)	73

4,057	Medallia, Inc. (a)	102

554,157	Microsoft Corp.	112,779

4,744	Model N, Inc. (a)	165

55,098	Money Forward, Inc. (a)	3,052

366	New Relic, Inc. (a)	25

69,696	Nortonlifelock, Inc.	1,382

19,546	Nuance Communications, Inc. (a)	495

144,914	Oracle Corp.	8,010

7,921	PAYCOM Software, Inc. (a)	2,453

12,645	Paylocity Holding Corp. (a)	1,845

206	Pegasystems, Inc.	21

6,739	PTC, Inc. (a)	524

48,245	RealPage, Inc. (a)	3,136

11,483	RingCentral, Inc., Class – A (a)	3,272

111,788	Salesforce.com, Inc. (a)	20,941

15,638	SAP SE	2,186

31,589	ServiceNow, Inc. (a)	12,795

11,714	Simcorp A/S	1,267

17,421	Slack Technologies, Inc., Class – A (a)	542

24,115	Splunk, Inc. (a)	4,792

119,153	SS&C Technologies Holdings, Inc.	6,730

9,956	Synopsys, Inc. (a)	1,941

98,014	Talend SA, ADR (a)	3,397

110,068	Technology One Ltd.	674

11,356	Temenos AG, Registered Shares	1,765

69,150	The Descartes Systems Group, Inc. (a)	3,650

313,220	The Sage Group PLC	2,600

5,393	The Trade Desk, Inc., Class – A (a)	2,192

7,844	Tyler Technologies, Inc. (a)	2,721

5,045	VMware, Inc., Class – A (a)	781

34,433	Workday, Inc., Class – A (a)	6,451

52,582	Xero Ltd. (a)	3,302

17,978	Xperi Holding Corp.	265

35,589	Zendesk, Inc. (a)	3,151

6,789	Zoom Video Communications, Inc., Class – A (a)	1,721

		311,816

	Specialty Retail — 1.83%

1,062	Aaron’s, Inc.	48

5,274	Abercrombie & Fitch Co.	56

6,138	Advance Auto Parts, Inc.	874

10,809	American Eagle Outfitters, Inc.	118

622	Asbury Automotive Group, Inc. (a)	48

1,239	AutoNation, Inc. (a)	47

2,046	AutoZone, Inc. (a)	2,309

15,766	Bed Bath & Beyond, Inc.	167

21,187	Best Buy Co., Inc.	1,849

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Specialty Retail (continued)

4,547	Burlington Stores, Inc. (a)	$895

10,524	CarMax, Inc. (a)	942

4,806	Designer Brands, Inc., Class – A	33

1,585	Dick’s Sporting Goods, Inc.	65

3,036	Floor & Decor Holdings, Inc., Class – A (a)	175

3,929	Foot Locker, Inc.	115

10,028	Gap, Inc.	127

633	Group 1 Automotive, Inc.	42

2,563	Guess?, Inc.	25

4,517	L Brands, Inc.	68

589	Lithia Motors, Inc.	89

54,566	Lowe’s Companies, Inc.	7,372

1,016	Murphy USA, Inc. (a)	114

17,771	Office Depot, Inc.	42

5,758	O’Reilly Automotive, Inc. (a)	2,428

671	Penske Automotive Group, Inc.	26

24,408	Ross Stores, Inc.	2,081

5,318	Sally Beauty Holdings, Inc. (a)	67

3,371	Signet Jewelers Ltd.	35

1,042	Sonic Automotive, Inc., Class – A	33

1,826	The Buckle, Inc.	29

86,871	The Home Depot, Inc.	21,762

84,594	The TJX Companies, Inc.	4,276

7,560	Tiffany & Co.	922

12,385	Tractor Supply Co.	1,632

3,650	Ulta Beauty, Inc. (a)	743

3,477	Urban Outfitters, Inc. (a)	53

3,530	Williams-Sonoma, Inc.	289

		49,996

	Technology Hardware, Storage & Peripherals — 4.45%

315,440	Apple, Inc.	115,072

14,478	Dell Technologies, Inc. (a)	795

104,481	Hewlett Packard Enterprise Co.	1,017

101,016	HP, Inc.	1,761

1,693	NCR Corp. (a)	29

14,030	NetApp, Inc.	623

21,794	Seagate Technology PLC	1,055

20,797	Western Digital Corp.	918

		121,270

	Textiles, Apparel & Luxury Goods — 0.78%

1,234	Carter’s, Inc.	100

1,054	Deckers Outdoor Corp. (a)	207

1,597	G-III Apparel Group Ltd. (a)	21

13,906	Hanesbrands, Inc.	157

38,331	Kering SA, ADR^	2,102

20,444	Lululemon Athletica, Inc. (a)	6,379

109,439	NIKE, Inc., Class – B	10,730

3,761	Ralph Lauren Corp.	273

594	Skechers USA, Inc., Class – A (a)	19

1,556	Steven Madden Ltd.	38

22,529	V.F. Corp.	1,373

		21,399

Shares	Security Description	Value (000)

	Tobacco — 0.50%

138,199	Altria Group, Inc.	$5,425

117,715	Philip Morris International, Inc.	8,246

580	Universal Corp.	25

3,687	Vector Group Ltd.	37

		13,733

	Trading Companies & Distributors — 0.21%

722	Applied Industrial Technologies, Inc.	45

7,123	Beacon Roofing Supply, Inc. (a)	188

13,749	BMC Stock Holdings, Inc. (a)	346

42,776	Fastenal Co.	1,833

898	GATX Corp.	55

16,767	HD Supply Holdings, Inc. (a)	581

10,749	MRC Global, Inc. (a)	64

1,165	MSC Industrial Direct Co., Inc.	85

4,215	NOW, Inc. (a)	36

492	Rush Enterprises, Inc., Class – A	20

4,832	United Rentals, Inc. (a)	720

3,378	W.W. Grainger, Inc.	1,061

2,073	Watsco, Inc.	368

5,392	WESCO International, Inc. (a)	189

		5,591

	Transportation Infrastructure — 0.00%

2,431	Macquarie Infrastructure Corp.	75

	Water Utilities — 0.11%

16,198	American Water Works Co., Inc.	2,084

22,296	Essential Utilities, Inc.	942

		3,026

	Wireless Telecommunication Services — 0.15%

2,053	Telephone & Data Systems, Inc.	41

38,463	T-Mobile US, Inc. (a)	4,006

		4,047

	Total Common Stocks	2,613,326

	Preferred Stock — 0.00%

	Trading Companies & Distributors — 0.00%

683	WESCO International, Inc. – Preferred, Series A	18

	Total Preferred Stock	18

	Contingent Rights — 0.01%

	Biotechnology — 0.00%

14	Oncternal Therapeutics, Inc. CVR (b)	—

	Metals & Mining — 0.01%

247,963	Pan American Silver Corp. CVR (a)	170

	Total Contingent Rights	170

	Rights — 0.00%

	Wireless Telecommunication Services — 0.00%

31,576	T-Mobile US, Inc. (a)	5

	Total Rights	5

Principal Amount (000)

	U.S. Treasury Obligations — 0.02%

$411	U.S. Treasury Bill, 0.16%, 2/25/21 (c)(d)	411

	Total U.S. Treasury Obligations	411

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Exchange-Traded Fund — 0.02%

2,317	Vanguard S&P 500 ETF	$657

	Total Exchange-Traded Fund	657

	Investment Companies — 3.59%

1,536,852	Federated Treasury Obligations Fund, Institutional Shares, 0.10%^^ (e)	1,537

96,244,633	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (e)	96,244

	Total Investment Companies	97,781

	Purchased Options on Futures — 0.06%

	Total Purchased Options on Futures	1,707

	Total Investments (cost $2,159,112) — 99.62%	$2,714,075

	Other assets in excess of liabilities — 0.38%	10,316

	Net Assets—100.00%	$2,724,391

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2020. The total value of securities on loan as of June 30, 2020, was $1,488 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2020.

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2020.

(c)	The rate disclosed represents effective yield at purchase.

(d)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(e)	The rate disclosed is the rate in effect on June 30, 2020.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Institutional U.S. Equity Portfolio	Echo Street Capital Management LLC	Frontier Capital Management Company, LLC	Jennison Associates, LLC	Mellon Investments Corporation	Pacific Investment Management Company, LLC	Parametric Portfolio Associates, LLC	Wellington Management Company, LLP	HC Capital Solutions	Total
Common Stocks	9.74%	1.23%	6.58%	71.50%	4.92%	—	1.95%	—	95.92%
Preferred Stock	—	—	—	—	0.00%	—	—	—	0.00%
Contingent Rights	—	0.01%	—	—	—	—	—	—	0.01%
Rights	—	—	—	0.00%	0.00%	—	—	—	0.00%
U.S. Treasury Obligations	—	—	—	0.02%	—	—	—	—	0.02%
Exchange-Traded Fund	—	—	—	0.02%	—	—	—	—	0.02%
Investment Companies	0.02%	—	0.01%	0.03%	0.01%	3.52%	—	0.00%	3.59%
Purchased Options on Futures	—	—	—	—	—	0.06%	—	—	0.06%
Other Assets (Liabilities)	0.03%	0.03%	0.03%	0.19%	0.02%	0.05%	0.03%	0.00%	0.38%

Total Net Assets	9.79%	1.27%	6.62%	71.76%	4.95%	3.63%	1.98%	0.00%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2020

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	50	9/18/20	$7,726	$176

			$7,726	$176

Futures Contracts Sold^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	38	9/18/20	$5,872	$(28)
Russell 2000 Mini Index Future	15	9/18/20	1,078	(1)

			$6,950	$(29)

	Total Unrealized Appreciation			$176
	Total Unrealized Depreciation			(29)

	Total Net Unrealized Appreciation/(Depreciation)			$147

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	390	$49,725	$2,550.00	7/31/20	$(154)
E-Mini S&P 500 Future Option	Put	132	15,840	2,400.00	7/31/20	(31)
E-Mini S&P 500 Future Option	Put	80	11,000	2,750.00	7/31/20	(77)
E-Mini S&P 500 Future Option	Put	75	9,900	2,640.00	7/31/20	(43)
E-Mini S&P 500 Future Option	Put	200	26,600	2,660.00	8/31/20	(334)
E-Mini S&P 500 Future Option	Put	180	23,850	2,650.00	8/31/20	(291)
E-Mini S&P 500 Future Option	Put	160	20,000	2,500.00	8/31/20	(157)
E-Mini S&P 500 Future Option	Put	170	24,438	2,875.00	9/18/20	(719)
E-Mini S&P 500 Future Option	Put	85	10,625	2,500.00	9/18/20	(121)
E-Mini S&P 500 Future Option	Put	80	9,400	2,350.00	9/18/20	(72)

						$(1,999)

Exchanged-traded options on futures contacts purchased as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	105	$14,963	$2,850.00	7/31/20	$161
E-Mini S&P 500 Future Option	Put	100	13,500	2,700.00	7/31/20	76
E-Mini S&P 500 Future Option	Put	100	14,750	2,950.00	8/31/20	420
E-Mini S&P 500 Future Option	Put	90	13,050	2,900.00	8/31/20	326
E-Mini S&P 500 Future Option	Put	85	13,388	3,150.00	9/18/20	724

						$1,707

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks — 82.09%

	Aerospace & Defense — 0.91%

290	Aerovironment, Inc. (a)	$23

1,340	Axon Enterprise, Inc. (a)	132

700	Curtiss-Wright Corp.	62

118	Ducommun, Inc. (a)	4

16,088	Kratos Defense & Security Solutions, Inc. (a)	252

1,210	Mercury Systems, Inc. (a)	96

64	Moog, Inc., Class – A	3

119	National Presto Industries, Inc.	10

4,770	Triumph Group, Inc.	43

		625

	Air Freight & Logistics — 0.25%

2,611	Atlas Air Worldwide Holdings, Inc. (a)	112

643	Echo Global Logistics, Inc. (a)	14

586	Hub Group, Inc., Class – A (a)	28

3,812	Radiant Logistics, Inc. (a)	15

		169

	Airlines — 0.93%

2,396	Alaska Air Group, Inc.	87

8,789	Azul SA, ADR (a)	98

38,418	Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	203

9,151	JetBlue Airways Corp. (a)	99

1,981	SkyWest, Inc.	65

1,519	Spirit Airlines, Inc.^ (a)	27

1,588	United Airlines Holdings, Inc. (a)	55

		634

	Auto Components — 1.64%

1,571	Adient PLC (a)	26

2,008	American Axle & Manufacturing Holdings, Inc. (a)	15

5,530	BorgWarner, Inc.	195

1,602	Cooper Tire & Rubber Co.	44

1,750	Cooper-Standard Holding, Inc. (a)	23

29,584	Dana, Inc.	361

554	Dorman Products, Inc. (a)	37

566	LCI Industries	65

8,189	Modine Manufacturing Co. (a)	45

10,445	Stoneridge, Inc. (a)	216

2,188	Tenneco, Inc., Class – A (a)	17

1,827	The Goodyear Tire & Rubber Co.	16

872	Visteon Corp. (a)	60

		1,120

	Automobiles — 0.05%

557	Winnebago Industries, Inc.	37

	Banks — 5.50%

1,044	1st Source, Inc.	37

1,068	Amerant Bancorp, Inc. (a)	16

66	American National Bankshares, Inc.	2

678	Ameris Bancorp	16

819	Ames National Corp.	16

813	Banc of California, Inc.	9

6,084	BankUnited, Inc.	123

1,471	Bankwell Financial Group, Inc.	23

4,535	Berkshire Hills Bancorp, Inc.	50

Shares	Security Description	Value (000)

	Banks (continued)

1,428	Bridge Bancorp, Inc.	$33

612	Bryn Mawr Bank Corp.	17

418	Byline Bancorp, Inc.	5

7,342	Cadence Bancorp	65

4,926	Carter Bank & Trust	40

1,890	Cathay General BanCorp.	50

1,128	Central Pacific Financial Corp.	18

2,637	CIT Group, Inc.	55

1,091	Civista Bancshares, Inc.	17

1,371	CNB Financial Corp.	25

3,735	Columbia Banking System, Inc.	106

2,630	ConnectOne Bancorp, Inc.	42

1,105	Cullen/Frost Bankers, Inc.	83

884	CVB Financial Corp.	17

581	Eagle Bancorp, Inc.	19

688	Enterprise Financial Services Corp.	21

1,703	FB Financial Corp.	42

3,956	Financial Institutions, Inc.	74

23,985	First Bancorp	134

1,619	First Bancorp	41

2,341	First Bank	15

3,516	First Busey Corp.	66

7	First Citizens BancShares, Inc., Class – A	3

2,666	First Community Bancshares, Inc.	60

2,535	First Financial Bankshares, Inc.	73

87	First Financial Corp.	3

958	First Internet Bancorp	16

2,145	First Interstate BancSystem, Inc., Class – A	66

1,184	German American Bancorp, Inc.	37

1,995	Glacier Bancorp, Inc.	70

1,535	Hancock Whitney Corp.	33

945	Hilltop Holdings, Inc.	17

6,454	Home Bancshares, Inc.	99

2,366	Horizon Bancorp, Inc.	25

1,708	Iberiabank Corp.	78

825	Independent Bank Corp.	55

1,662	Independent Bank Group, Inc.	67

725	International Bancshares Corp.	23

1,158	Investar Holding Corp.	17

441	Lakeland Financial Corp.	21

2,392	Live Oak Bancshares, Inc.	35

1,181	Metrocity Bankshares, Inc.	17

1,295	Midland States Bancorp, Inc.	19

2,763	MidWestOne Financial Group, Inc.	55

50	National Bankshares, Inc.	1

1,622	Northrim Bancorp, Inc.	41

2,194	Old Second Bancorp, Inc.	17

1,149	Orrstown Financial Services, Inc.	17

1,042	Pacific Premier Bancorp, Inc.	23

1,214	Parke Bancorp, Inc.	16

4,781	PCB Bancorp	49

1,508	Peoples Bancorp, Inc.	32

2,555	Pinnacle Financial Partners, Inc.	107

4,462	Popular, Inc.	166

141	Premier Financial Bancorp, Inc.	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Banks (continued)

1,701	RBB Bancorp	$23

2,356	S & T Bancorp, Inc.	55

121	Sandy Spring Bancorp, Inc.	3

2,404	Seacoast Banking Corp. (a)	49

1,928	Select Bancorp, Inc. (a)	16

1,732	ServisFirst Bancshares, Inc.	62

102	Sierra Bancorp	2

1,344	South State Corp.	64

1,311	Stock Yards Bancorp, Inc.	53

69	TCF Financial Corp.	2

510	Texas Capital Bancshares, Inc. (a)	16

14,060	The Bancorp, Inc. (a)	137

2,444	The Bank of N.T. Butterfield & Son Ltd.	60

2,678	Towne Bank	50

479	TriCo Bancshares	15

486	Tristate Capital Holdings, Inc. (a)	8

237	Triumph Bancorp, Inc. (a)	6

59	UMB Financial Corp.	3

1,542	United Bankshares, Inc.	43

149	United Community Banks, Inc.	3

12,736	Valley National Bancorp	100

2,879	Veritex Holdings, Inc.	51

2,021	Washington Trust Bancorp, Inc.	66

4,621	Webster Financial Corp.	132

984	WesBanco, Inc.	20

2,204	Wintrust Financial Corp.	96

		3,772

	Beverages — 0.24%

676	Craft Brew Alliance, Inc. (a)	10

2,179	MGP Ingredients, Inc.	81

117	National Beverage Corp. (a)	7

316	Primo Water Corp.	4

122	The Boston Beer Co., Inc., Class – A (a)	65

		167

	Biotechnology — 5.53%

1,949	Abeona Therapeutics, Inc. (a)	6

3,623	Acadia Pharmaceuticals, Inc. (a)	175

1,078	Acceleron Pharma, Inc. (a)	103

4,642	ADMA Biologics, Inc. (a)	14

2,188	Akebia Therapeutics, Inc. (a)	30

1,393	Aldeyra Therapeutics, Inc. (a)	6

721	Alector, Inc. (a)	18

468	Allakos, Inc. (a)	34

931	Allogene Therapeutics, Inc. (a)	40

224	Amicus Therapeutics, Inc. (a)	3

590	AnaptysBio, Inc. (a)	13

1,049	Anavex Life Sciences Corp.^ (a)	5

863	Apellis Pharmaceuticals, Inc. (a)	28

734	Arcus Biosciences, Inc. (a)	18

1,201	Ardelyx, Inc. (a)	8

1,175	Arena Pharmaceuticals, Inc. (a)	74

1,119	Arrowhead Pharmaceuticals, Inc. (a)	48

334	Atara Biotherapeutics, Inc. (a)	5

312	Athenex, Inc. (a)	4

2,743	BioCryst Pharmaceuticals, Inc. (a)	13

Shares	Security Description	Value (000)

	Biotechnology (continued)

503	Biohaven Pharmaceutical Holding Co. Ltd. (a)	$37

114	BioSpecifics Technologies Corp. (a)	7

199	Blueprint Medicines Corp. (a)	16

417	Bridgebio Pharma, Inc. (a)	14

2,065	Calithera Biosciences, Inc. (a)	11

1,120	Calyxt, Inc. (a)	6

714	Cara Therapeutics, Inc. (a)	12

845	CareDx, Inc. (a)	30

1,151	Catalyst Pharmaceuticals, Inc. (a)	5

384	CEL-SCI Corp.^ (a)	6

567	ChemoCentryx, Inc. (a)	33

1,515	Clovis Oncology, Inc.^ (a)	10

613	Coherus Biosciences, Inc. (a)	11

1,150	Concert Pharmaceuticals, Inc. (a)	11

108	Constellation Pharmaceuticals, Inc. (a)	3

7,573	Cyclerion Therapeutics, Inc. (a)	45

467	Cytokinetics, Inc. (a)	11

1,080	CytomX Therapeutics, Inc. (a)	9

451	Deciphera Pharmaceuticals, Inc. (a)	27

1,232	Dicerna Pharmaceuticals, Inc. (a)	31

2,296	Dynavax Technologies Corp. (a)	20

264	Eidos Therapeutics, Inc. (a)	13

1,056	Emergent BioSolutions, Inc. (a)	84

1,847	Epizyme, Inc. (a)	30

1,004	Exact Sciences Corp. (a)	87

1,244	Fate Therapeutics, Inc. (a)	43

1,442	Fibrogen, Inc. (a)	58

606	Flexion Therapeutics, Inc. (a)	8

607	G1 Therapeutics, Inc. (a)	15

1,932	Galectin Therapeutics, Inc. (a)	6

11,674	GlycoMimetics, Inc. (a)	44

1,224	Gossamer Bio, Inc. (a)	16

6,298	Halozyme Therapeutics, Inc. (a)	169

482	Homology Medicines, Inc. (a)	7

3,139	ImmunoGen, Inc. (a)	14

960	Immunomedics, Inc. (a)	34

18,557	Inovio Pharmaceuticals, Inc.^ (a)	500

2,118	Insmed, Inc. (a)	58

928	Intellia Therapeutics, Inc. (a)	20

529	Intercept Pharmaceuticals, Inc. (a)	25

357	Invitae Corp. (a)	11

2,520	Iovance Biotherapeutics, Inc. (a)	69

1,806	Ironwood Pharmaceuticals, Inc. (a)	19

1,106	Kadmon Holdings, Inc. (a)	6

49	Karuna Therapeutics, Inc. (a)	5

6,774	Karyopharm Therapeutics, Inc. (a)	128

975	Kezar Life Sciences, Inc. (a)	5

3,046	Kindred Biosciences, Inc. (a)	14

297	Kodiak Sciences, Inc. (a)	16

824	Kura Oncology, Inc. (a)	13

3,301	La Jolla Pharmaceutical Co. (a)	14

411	Ligand Pharmaceuticals, Inc., Class – B (a)	46

854	MacroGenics, Inc. (a)	24

187	Madrigal Pharmaceuticals, Inc. (a)	21

1,076	MediciNova, Inc. (a)	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Biotechnology (continued)

584	Mersana Therapeutics, Inc. (a)	$14

653	Mirati Therapeutics, Inc. (a)	74

542	Molecular Templates, Inc. (a)	7

2,342	Momenta Pharmaceuticals, Inc. (a)	78

649	Natera, Inc. (a)	32

651	Novavax, Inc. (a)	54

5,805	Oncocyte Corp. (a)	11

9,226	OPKO Health, Inc. (a)	31

2,087	PDL BioPharma, Inc. (a)	6

1,855	Precigen, Inc.^ (a)	9

137	Principia BioPharma, Inc. (a)	8

747	Protagonist Therapeutics, Inc. (a)	13

882	Prothena Corp. PLC (a)	9

1,361	PTC Therapeutics, Inc. (a)	69

598	Regenxbio, Inc. (a)	22

1,375	Repligen Corp. (a)	170

3,884	Retrophin, Inc. (a)	79

702	Rhythm Pharmaceuticals, Inc. (a)	16

3,117	Rigel Pharmaceuticals, Inc. (a)	6

448	Rocket Pharmaceuticals, Inc. (a)	9

3,794	Sangamo Therapeutics, Inc. (a)	34

1,322	Savara, Inc. (a)	3

1,425	Seres Therapeutics, Inc. (a)	7

2,724	Spectrum Pharmaceuticals, Inc. (a)	9

2,137	Syndax Pharmaceuticals, Inc. (a)	32

1,063	Syros Pharmaceuticals, Inc. (a)	11

1,519	TG Therapeutics, Inc. (a)	30

881	Translate Bio, Inc. (a)	16

121	Turning Point Therapeutics, Inc. (a)	8

167	Twist Bioscience Corp. (a)	8

1,299	Ultragenyx Pharmaceutical, Inc. (a)	102

612	United Therapeutics Corp. (a)	74

685	UNITY Biotechnology, Inc. (a)	6

117	UroGen Pharma Ltd. (a)	3

326	Vanda Pharmaceuticals, Inc. (a)	4

828	Veracyte, Inc. (a)	21

802	Vericel Corp. (a)	11

1,556	Viking Therapeutics, Inc. (a)	11

356	Vir Biotechnology, Inc. (a)	15

93	Xencor, Inc. (a)	3

1,004	Xoma Corp. (a)	20

131	Y-mAbs Therapeutics, Inc. (a)	6

3,849	ZIOPHARM Oncology, Inc. (a)	13

		3,792

	Building Products — 1.75%

712	AAON, Inc.	39

1,948	Apogee Enterprises, Inc.	45

5,407	Armstrong Flooring, Inc. (a)	16

8,299	Builders FirstSource, Inc. (a)	171

540	Caesarstone Ltd.	6

354	CSW Industrials, Inc.	24

815	Gibraltar Industries, Inc. (a)	39

1,230	Griffon Corp.	23

443	Insteel Industries, Inc.	8

Shares	Security Description	Value (000)

	Building Products (continued)

887	Masonite International Corp. (a)	$69

91	Patrick Industries, Inc.	6

1,334	Resideo Technologies, Inc. (a)	16

51	Simpson Manufacturing Co., Inc.	4

371	The AZEK Co., Inc. (a)	12

4,458	Trex Company, Inc. (a)	581

2,812	UFP Industries, Inc.	139

		1,198

	Capital Markets — 2.21%

1,715	Ares Management Corp., Class – A	68

10,138	Arlington Asset Investment Corp., Class – A	30

5,096	Artisan Partners Asset Management, Inc., Class – A	165

493	B. Riley Financial, Inc.	11

6,107	BGC Partners, Inc., Class – A	17

1,179	Brightsphere Investment Group, Inc.	15

979	Cohen & Steers, Inc.	67

677	Cowen, Inc., Class – A	11

1,273	Evercore, Inc., Class – A	75

3,056	Federated Hermes, Inc., Class – B	72

1,301	Focus Financial Partners, Inc., Class – A (a)	43

1,446	Gain Capital Holdings, Inc.	9

62	GlassBridge Enterprises, Inc. (a)	6

184	Hamilton Lane, Inc.	12

118	Houlihan Lokey, Inc.	7

195	International Fcstone, Inc. (a)	11

3,551	LPL Financial Holdings, Inc.	278

1,215	Moelis & Co., Class – A	38

1,268	PJT Partners, Inc., Class – A	65

2,286	Raymond James Financial, Inc.	157

1,259	Sculptor Capital Management, Inc.	16

2,537	Stifel Financial Corp.	120

4,324	The Carlyle Group, Inc.	121

2,045	Victory Capital Holdings, Inc., Class – A	35

157	Virtus Investment Partners, Inc.	18

1,071	Westwood Holdings Group, Inc.	17

9,720	WisdomTree Investments, Inc.	34

		1,518

	Chemicals — 2.06%

3,398	Advanced Emissions Solutions, Inc.	16

2,698	Albemarle Corp.	208

695	Balchem Corp.	66

48	Cabot Corp.	2

1,174	Ferro Corp. (a)	14

4,792	FMC Corp.	477

4,005	FutureFuel Corp.	48

4,665	Huntsman Corp.	84

911	Innospec, Inc.	70

562	Kraton Corp. (a)	10

1,908	Kronos Worldwide, Inc.	20

617	Minerals Technologies, Inc.	29

129	NewMarket Corp.	52

1,544	Orion Engineered Carbons SA	16

828	PolyOne Corp.	22

274	Quaker Chemical Corp.	51

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Chemicals (continued)

898	Sensient Technologies Corp.	$47

176	Stepan Co.	17

1,217	Trinseo SA	27

18,780	Tronox Holdings PLC, Class – A	136

		1,412

	Commercial Services & Supplies — 1.40%

2,734	ABM Industries, Inc.	99

1,728	ACCO Brands Corp.	12

2,167	BrightView Holdings, Inc. (a)	24

1,307	Casella Waste Systems, Inc. (a)	68

7,424	CECO Environmental Corp. (a)	49

335	Cimpress PLC (a)	26

25,419	Covanta Holding Corp.	244

802	Deluxe Corp.	19

1,535	Healthcare Services Group, Inc.	38

1,301	Herman Miller, Inc.	31

656	HNI Corp.	20

19,841	Interface, Inc.	162

2,881	Knoll, Inc.	35

749	McGrath RentCorp	40

74	MSA Safety, Inc.	8

4,657	Team, Inc. (a)	26

215	Tetra Tech, Inc.	17

794	The Brink’s Co.	36

27	UniFirst Corp.	5

48	VSE Corp.	2

		961

	Communications Equipment — 0.96%

4,923	Acacia Communications, Inc. (a)	331

1,460	ADTRAN, Inc.	16

594	Applied Optoelectronics, Inc. (a)	6

673	Clearfield, Inc. (a)	9

2,372	Infinera Corp. (a)	14

1,157	InterDigital, Inc.	66

1,607	Lumentum Holdings, Inc. (a)	131

822	NETGEAR, Inc. (a)	21

1,829	NetScout Systems, Inc. (a)	47

2,536	Ribbon Communications, Inc. (a)	10

423	Viavi Solutions, Inc. (a)	5

		656

	Construction & Engineering — 2.46%

4,318	AECOM (a)	162

1,546	Ameresco, Inc., Class – A (a)	43

1,158	Arcosa, Inc.	49

416	Argan, Inc.	20

1,585	Dycom Industries, Inc. (a)	65

1,160	EMCOR Group, Inc.	77

1,669	Fluor Corp.	20

10,837	Granite Construction, Inc.	207

4,371	MasTec, Inc. (a)	196

117	MYR Group, Inc. (a)	4

4,225	Orion Group Holdings, Inc. (a)	13

2,758	Primoris Services Corp.	49

4,282	Quanta Services, Inc.	168

Shares	Security Description	Value (000)

	Construction & Engineering (continued)

47,370	Tutor Perini Corp. (a)	$577

2,938	Willscot Corp. (a)	36

		1,686

	Construction Materials — 0.51%

1,759	Eagle Materials, Inc., Class – A	124

738	Martin Marietta Materials, Inc.	153

4,300	Summit Materials, Inc., Class – A (a)	69

220	U.S. Concrete, Inc. (a)	5

		351

	Consumer Finance — 0.73%

137	Encore Capital Group, Inc. (a)	5

1,565	EZCorp., Inc., Class – A (a)	10

4,015	Green Dot Corp., Class – A (a)	196

3,434	LendingClub Corp. (a)	16

351	Nelnet, Inc., Class – A	17

1,129	Oportun Financial Corp. (a)	15

6,097	PRA Group, Inc. (a)	235

131	World Acceptance Corp. (a)	9

		503

	Containers & Packaging — 0.29%

693	AptarGroup, Inc.	77

5,544	Graphic Packaging Holding Co.	78

3,245	Myers Industries, Inc.	47

		202

	Distributors — 0.06%

1,087	Core-Mark Holding Co., Inc.	27

739	Weyco Group, Inc.	16

		43

	Diversified Consumer Services — 1.23%

6,781	Adtalem Global Education, Inc. (a)	211

172	American Public Education, Inc. (a)	5

3,727	Chegg, Inc. (a)	250

114	Collectors Universe, Inc.	4

422	Frontdoor, Inc. (a)	19

8,669	Houghton Mifflin Harcourt Co. (a)	16

17,183	Perdoceo Education Corp. (a)	273

121	Strategic Education, Inc.	19

1,756	WW International, Inc. (a)	45

		842

	Diversified Financial Services — 0.31%

2,195	Cannae Holdings, Inc. (a)	90

6,854	Jefferies Financial Group, Inc.	106

2,197	Marlin Business Services Corp.	19

		215

	Diversified Telecommunication Services — 0.73%

119	Anterix, Inc. (a)	5

265	ATN International, Inc.	16

379	Bandwidth, Inc. (a)	48

2,217	Cincinnati Bell, Inc. (a)	33

3,493	Cogent Communications Holdings, Inc.	271

2,058	Consolidated Communications Holdings, Inc. (a)	14

3,270	IDT Corp. (a)	21

1,867	Iridium Communications, Inc. (a)	47

10,805	ORBCOMM, Inc. (a)	42

		497

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Electric Utilities — 0.46%

1,924	ALLETE, Inc.	$106

1,522	El Paso Electric Co.	102

3,048	Genie Energy Ltd.	22

98	Hawaiian Electric Industries, Inc.	4

33	IDACORP, Inc.	3

826	MGE Energy, Inc.	53

192	PNM Resources, Inc.	7

389	Portland General Electric Co.	16

		313

	Electrical Equipment — 0.99%

514	American Superconductor Corp. (a)	4

1,099	Bloom Energy Corp., Class – A (a)	12

2,553	Encore Wire Corp.	125

9,956	Energous Corp.^ (a)	28

3,381	EnerSys	218

1,750	Enphase Energy, Inc. (a)	83

754	Generac Holdings, Inc. (a)	92

1,604	Plug Power, Inc. (a)	13

213	Powell Industries, Inc.	6

3,233	Sunrun, Inc. (a)	64

423	Vicor Corp. (a)	30

		675

	Electronic Equipment, Instruments & Components — 2.69%

517	Airgain, Inc. (a)	6

1,155	Arlo Technologies, Inc. (a)	3

521	Badger Meter, Inc.	33

34	Dolby Laboratories, Inc., Class – A	2

46	ePlus, Inc. (a)	3

2,859	Fabrinet (a)	178

77	FARO Technologies, Inc. (a)	4

5,345	Fitbit, Inc., Class – A (a)	35

18,963	Flex Ltd. (a)	194

2,063	FLIR Systems, Inc.	84

1,005	Insight Enterprises, Inc. (a)	49

548	IPG Photonics Corp. (a)	88

4,276	Itron, Inc. (a)	282

8,580	Jabil, Inc.	275

646	Kimball Electronics, Inc. (a)	9

2,844	Knowles Corp. (a)	43

520	Littelfuse, Inc.	89

1,820	Methode Electronics, Inc.	57

1,415	MTS Systems Corp.	25

801	nLight, Inc. (a)	18

530	Novanta, Inc. (a)	57

207	Par Technology Corp. (a)	6

114	PC Connection, Inc.	5

51	Plexus Corp. (a)	4

2,179	Rogers Corp. (a)	272

34	SYNNEX Corp.	4

1,438	TTM Technologies, Inc. (a)	17

412	Vishay Intertechnology, Inc.	6

		1,848

Shares	Security Description	Value (000)

	Energy Equipment & Services — 0.56%

2,213	Dril-Quip, Inc. (a)	$66

14,524	Franks International N.V. (a)	32

3,794	Liberty Oilfield Services, Inc., Class – A	21

1,660	Matrix Service Co. (a)	16

444	Nabors Industries Ltd. (a)	16

2,855	Nextier Oilfield Solutions, Inc. (a)	7

2,632	Oceaneering International, Inc. (a)	17

4,898	Oil States International, Inc. (a)	23

5,945	TechnipFMC PLC	41

4,093	Tidewater, Inc. (a)	23

63,109	Transocean Ltd. (a)	115

		377

	Entertainment — 0.45%

8,685	Eros International PLC^ (a)	27

2,895	Global Eagle Entertainment, Inc.^ (a)	14

2,755	Glu Mobile, Inc. (a)	26

1,640	Liberty Media Corp. – Liberty Braves Group, Class – A (a)	33

2,145	Liberty Media Corp. – Liberty Braves Group, Class – C (a)	42

14,187	Lions Gate Entertainment Corp., Class – B (a)	96

3,233	Rosetta Stone, Inc. (a)	55

1,227	The Marcus Corp.	16

		309

	Equity Real Estate Investment Trusts — 3.83%

1,462	Acadia Realty Trust	19

1,368	Alexander & Baldwin, Inc.	17

977	Alpine Income Property Trust, Inc.	16

2,596	Armada Hoffler Properties, Inc.	26

1,802	CareTrust REIT, Inc.	31

879	Catchmark Timber Trust, Inc., Class – A	8

4,816	Chatham Lodging Trust	29

1,280	City Office REIT, Inc.	13

11,256	Colony Capital, Inc.	27

2,314	Columbia Property Trust, Inc.	30

1,131	Community Healthcare Trust, Inc.	46

1,721	Corenergy Infrastructure Trust, Inc.	16

9,239	CorePoint Lodging, Inc.	39

9,734	Corporate Office Properties Trust	248

281	Cousins Properties, Inc.	8

9,262	DiamondRock Hospitality Co.	51

14,808	Diversified Healthcare Trust	66

1,839	Easterly Government Properties, Inc.	43

1,309	EastGroup Properties, Inc.	156

1,094	Farmland Partners, Inc.	7

433	First Industrial Realty Trust, Inc.	17

2,615	Four Corners Property Trust, Inc.	64

6,751	Franklin Street Properties Corp.	34

1,730	Getty Realty Corp.	51

2,520	Gladstone Commercial Corp.	47

437	Gladstone Land Corp.	7

6,912	Global Medical REIT, Inc.	78

538	Healthcare Realty Trust, Inc.	16

6,232	Hersha Hospitality Trust	36

2,387	Independence Realty Trust, Inc.	27

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Equity Real Estate Investment Trusts (continued)

1,774	Industrial Logistics Property Trust	$36

711	Innovative Industrial Properties, Inc.	63

5,617	Lexington Realty Trust	59

814	LTC Properties, Inc.	31

3,088	Monmouth Real Estate Investment Corp., Class – A	45

763	National Health Investors, Inc.	46

1,574	National Storage Affiliates	45

9,522	New Senior Investment Group, Inc.	34

2,528	Office Properties Income Trust	66

496	Physicians Realty Trust	9

2,244	Piedmont Office Realty Trust, Inc., Class – A	37

1,185	PotlatchDeltic Corp.	45

24	PS Business Parks, Inc.	3

172	QTS Realty Trust, Inc., Class – L	11

4,314	Retail Properties of America, Inc.	32

6,433	RLJ Lodging Trust	61

1,766	Ryman Hospitality Properties, Inc.	61

6,550	Sabra Health Care REIT, Inc.	96

1,543	Saul Centers, Inc.	50

1,446	Seritage Growth Properties, Class – A (a)	16

5,156	Service Properties Trust	37

15,384	SITE Centers Corp.	124

3,643	STAG Industrial, Inc.	106

7,641	Summit Hotel Properties, Inc.	45

2,438	Tanger Factory Outlet Centers, Inc.	17

166	Terreno Realty Corp.	9

4,483	The Macerich Co.	40

1,806	Uniti Group, Inc.	17

165	Universal Health Realty Income Trust	13

2,798	Urstadt Biddle Properties, Inc., Class – A	33

1,480	Washington Real Estate Investment Trust	33

3,050	Xenia Hotels & Resorts, Inc.	28

		2,621

	Food & Staples Retailing — 0.63%

2,670	BJ’s Wholesale Club Holdings, Inc., Class – C (a)	100

205	Casey’s General Stores, Inc.	31

1,889	HF Foods Group, Inc. (a)	17

191	Ingles Markets, Inc., Class – A	8

1,122	Performance Food Group Co. (a)	33

538	PriceSmart, Inc.	32

1,528	Rite Aid Corp. (a)	26

1,071	SpartanNash Co.	23

1,208	The Andersons, Inc.	17

6,106	United Natural Foods, Inc. (a)	110

714	Weis Markets, Inc.	36

		433

	Food Products — 0.88%

1,523	B&G Foods, Inc.	37

569	Cal-Maine Foods, Inc. (a)	25

11,532	Darling Ingredients, Inc. (a)	284

2,268	Farmer Brothers Co. (a)	17

423	Freshpet, Inc. (a)	35

682	J&J Snack Foods Corp.	87

63	John B. Sanfilippo & Son, Inc.	5

Shares	Security Description	Value (000)

	Food Products (continued)

351	Lancaster Colony Corp.	$54

1,116	The Simply Good Foods Co. (a)	21

1,100	Tootsie Roll Industries, Inc.	38

		603

	Gas Utilities — 0.40%

480	Chesapeake Utilities Corp.	40

2,749	New Jersey Resources Corp.	90

742	Northwest Natural Holding Co.	41

217	One Gas, Inc.	17

245	Southwest Gas Holdings, Inc.	17

2,134	UGI Corp.	68

		273

	Health Care Equipment & Supplies — 4.55%

290	Abiomed, Inc. (a)	70

155	AtriCure, Inc. (a)	7

1,216	Avanos Medical, Inc. (a)	36

179	Axonics Modulation Technologies, Inc. (a)	6

736	Cantel Medical Corp.	33

4,362	Cardiovascular Systems, Inc. (a)	138

1,164	Cerus Corp. (a)	8

42	CONMED Corp.	3

788	Dexcom, Inc. (a)	319

1,560	Edwards Lifesciences Corp. (a)	108

698	Glaukos Corp. (a)	27

175	Globus Medical, Inc. (a)	8

3,005	Insulet Corp. (a)	583

3,272	Invacare Corp.	21

933	iRhythm Technologies, Inc. (a)	108

1,201	Lantheus Holdings, Inc. (a)	17

4,255	Merit Medical Systems, Inc. (a)	194

2,023	Neogen Corp. (a)	157

671	Nevro Corp. (a)	80

103	NuVasive, Inc. (a)	6

249	Quidel Corp. (a)	56

121	Shockwave Medical, Inc. (a)	6

12,294	Sientra, Inc. (a)	48

119	Silk Road Medical, Inc. (a)	5

1,272	STAAR Surgical Co. (a)	78

749	STERIS PLC	115

127	Tactile Systems Technology, Inc. (a)	5

3,312	Tandem Diabetes Care, Inc. (a)	328

1,563	The Cooper Companies, Inc.	443

360	Vapotherm, Inc. (a)	15

3,000	Wright Medical Group N.V. (a)	90

		3,118

	Health Care Providers & Services — 1.25%

6,462	Acadia Healthcare Company, Inc. (a)	161

126	Addus HomeCare Corp. (a)	12

316	Amedisys, Inc. (a)	63

590	AMN Healthcare Services, Inc. (a)	27

463	Biotelemetry, Inc. (a)	21

13	Chemed Corp.	6

1,165	Community Health Systems, Inc. (a)	4

153	CorVel Corp. (a)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Health Care Providers & Services (continued)

47	Encompass Health Corp.	$3

145	Guardant Health, Inc. (a)	12

576	Hanger, Inc. (a)	10

1,566	HealthEquity, Inc. (a)	92

776	LHC Group, Inc. (a)	134

373	Magellan Health, Inc. (a)	27

36	Molina Heathcare, Inc. (a)	6

43	National Healthcare Corp.	3

409	Option Care Health, Inc. (a)	6

1,478	Owens & Minor, Inc.	11

3,683	Patterson Companies, Inc.	81

277	Providence Service Corp. (a)	22

1,149	R1 RCM, Inc. (a)	13

2,950	RadNet, Inc. (a)	47

1,380	Select Medical Holdings Corp. (a)	20

435	Surgery Partners, Inc. (a)	5

2,414	Tenet Healthcare Corp. (a)	44

195	The Ensign Group, Inc.	8

87	The Pennant Group, Inc. (a)	2

244	Triple-S Management Corp., Class – B (a)	5

		856

	Health Care Technology — 0.77%

236	Computer Programs & Systems, Inc.	5

1,328	Evolent Health, Inc., Class – A (a)	9

276	Health Catalyst, Inc. (a)	8

1,693	Inovalon Holdings, Inc., Class – A (a)	33

925	Inspire Medical System, Inc. (a)	80

353	Livongo Health, Inc. (a)	27

2,060	NextGen Healthcare, Inc. (a)	23

1,677	Omnicell, Inc. (a)	118

146	Tabula Rasa Healthcare, Inc. (a)	8

1,108	Teladoc Health, Inc. (a)	212

250	Vocera Communications, Inc. (a)	5

		528

	Hotels, Restaurants & Leisure — 1.88%

7,257	BBX Capital Corp.	18

162	BJ’s Restaurants, Inc.	3

805	Bloomin’ Brands, Inc.	9

4,418	Bluegreen Vacations Corp.	24

6,042	Boyd Gaming Corp.	126

31	Churchill Downs, Inc.	4

398	Chuy’s Holdings, Inc. (a)	6

1,221	Dave & Buster’s Entertainment, Inc.	16

295	Denny’s Corp. (a)	3

1,018	Dine Brands Global, Inc.	43

470	El Pollo Loco Holdings, Inc. (a)	7

7,119	Eldorado Resorts, Inc.^ (a)	286

7,017	Fiesta Restaurant Group, Inc. (a)	45

428	Golden Entertainment, Inc. (a)	4

5,491	Lindblad Expeditions Holdings, Inc. (a)	42

696	Noodles & Co. (a)	4

731	Papa John’s International, Inc.	58

454	Penn National Gaming, Inc. (a)	14

3,090	Planet Fitness, Inc., Class – A (a)	188

Shares	Security Description	Value (000)

	Hotels, Restaurants & Leisure (continued)

913	PlayAGS, Inc. (a)	$3

2,685	Red Robin Gourmet Burgers, Inc. (a)	27

4,134	Red Rock Resorts, Inc., Class – A	45

999	Scientific Games Corp., Class – A (a)	15

9,164	Target Hospitality Corp. (a)	15

647	Texas Roadhouse, Inc.	34

316	Vail Resorts, Inc.	58

1,396	Wingstop, Inc.	194

		1,291

	Household Durables — 1.94%

286	Cavco Industries, Inc. (a)	55

4,831	Century Communities, Inc. (a)	148

972	Gopro, Inc., Class – A (a)	5

5,700	Green Brick Partners, Inc. (a)	68

82	Helen of Troy Ltd. (a)	15

301	Hooker Furniture Corp.	6

370	Installed Building Products, Inc. (a)	25

787	iRobot Corp. (a)	66

1,077	La-Z-Boy, Inc.	29

2,723	LGI Homes, Inc. (a)	239

485	M/I Homes, Inc. (a)	17

720	MDC Holdings, Inc.	26

1,111	Meritage Homes Corp. (a)	85

153	Roku, Inc. (a)	18

147	Skyline Champion Corp. (a)	4

584	The Lovesac Co. (a)	15

1,473	TopBuild Corp. (a)	168

3,928	TRI Pointe Homes, Inc. (a)	58

9,982	Tupperware Brands Corp.	47

4,781	Universal Electronics, Inc. (a)	223

5,455	Zagg, Inc. (a)	17

		1,334

	Household Products — 0.07%

240	Central Garden & Pet Co. (a)	9

990	Central Garden & Pet Co., Class – A (a)	33

20	WD-40 Co.	4

		46

	Independent Power and Renewable Electricity Producers — 0.10%

1,499	Clearway Energy, Inc., Class – C	35

2,146	Sunnova Energy International, Inc. (a)	36

		71

	Industrial Conglomerates — 0.06%

1,959	Raven Industries, Inc.	42

	Insurance — 1.75%

2,133	American Equity Investment Life Holding Co.	53

273	AMERISAFE, Inc.	17

3,439	Argo Group International Holdings Ltd.	120

887	Citizens, Inc. (a)	5

3,379	CNO Financial Group, Inc.	53

530	Crawford & Co., Class – A	4

94	Enstar Group Ltd. (a)	14

908	Everest Re Group Ltd.	188

1,948	Fidelity National Financial, Inc.	59

1,459	Goosehead Insurance, Inc. (a)	110

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Insurance (continued)

628	Heritage Insurance Holdings, Inc.	$8

328	James River Group Holdings	15

655	Kinsale Capital Group, Inc.	102

1,348	MBIA, Inc. (a)	10

159	National General Holdings Corp.	3

2,483	ProAssurance Corp.	36

1,753	ProSight Global, Inc. (a)	16

72	RLI Corp.	6

1,404	Selective Insurance Group, Inc.	74

4,441	Third Point Reinsurance Ltd. (a)	33

1,625	Trupanion, Inc. (a)	70

1,852	United Fire Group, Inc.	51

2,822	W.R. Berkley Corp.	161

		1,208

	Interactive Media & Services — 0.13%

1,650	Cargurus, Inc. (a)	41

3,625	Liberty TripAdvisor Holdings, Inc., Class – A (a)	8

5,865	The Meet Group, Inc. (a)	37

139	Yelp, Inc. (a)	3

		89

	Internet & Direct Marketing Retail — 0.24%

593	1-800-Flowers.com, Inc., Class – A (a)	12

352	Etsy, Inc. (a)	37

724	Gaia, Inc. (a)	6

607	Lands’ End, Inc. (a)	5

396	Stamps.com, Inc. (a)	73

2,561	The RealReal, Inc. (a)	33

		166

	IT Services — 2.37%

2,068	Alliance Data Systems Corp.	93

62	Booz Allen Hamilton Holding Corp.	5

25,157	Brightcove, Inc. (a)	198

20	CACI International, Inc., Class – A (a)	4

1,063	Cardtronics PLC (a)	25

10,305	Conduent, Inc. (a)	25

47	CoreLogic, Inc.	3

95	CSG Systems International, Inc.	4

2,141	EVERTEC, Inc.	60

717	Evo Payments, Inc., Class – A (a)	16

514	Exlservice Holdings, Inc. (a)	33

240	Global Payments, Inc.	41

450	GTT Communications, Inc.^ (a)	4

254	Jack Henry & Associates, Inc.	47

19,425	KBR, Inc.	437

2,099	Limelight Networks, Inc. (a)	15

1,607	LiveRamp Holdings, Inc. (a)	68

78	ManTech International Corp., Class – A	5

979	MAXIMUS, Inc.	69

198	NIC, Inc.	5

88	Perficient, Inc. (a)	3

10,581	PRGX Global, Inc. (a)	50

1,018	Science Applications International Corp.	79

1,080	Square, Inc., Class – A (a)	113

605	Sykes Enterprises, Inc. (a)	17

Shares	Security Description	Value (000)

	IT Services (continued)

135	The Hackett Group, Inc.	$2

81	TTEC Holdings, Inc.	4

68	Tucows, Inc. (a)	4

2,286	Verra Mobility Corp. (a)	24

108	Virtusa Corp. (a)	4

996	WEX, Inc. (a)	164

		1,621

	Leisure Products — 0.39%

4,164	Callaway Golf Co.	73

77	Johnson Outdoors, Inc., Class – A	7

356	Mastercraft Boat Holdings, Inc. (a)	7

8,195	Mattel, Inc. (a)	79

1,298	Smith & Wesson Brands, Inc. (a)	28

1,691	Yeti Holdings, Inc. (a)	72

		266

	Life Sciences Tools & Services — 0.64%

2,686	Accelerate Diagnostics, Inc.^ (a)	41

102	Bruker Corp.	4

2,235	ENZO Biochem, Inc. (a)	5

3,486	Fluidigm Corp. (a)	14

2,529	Luminex Corp.	82

599	Medpace Holdings, Inc. (a)	56

636	NanoString Technologies, Inc. (a)	19

3,662	NeoGenomics, Inc. (a)	113

664	Personalis, Inc. (a)	9

58	PRA Health Sciences, Inc. (a)	6

881	Quanterix Corp. (a)	24

1,153	Syneos Health, Inc. (a)	67

		440

	Machinery — 2.39%

1,758	Astec Industries, Inc.	82

1,580	Chart Industries, Inc. (a)	77

1,128	CIRCOR International, Inc. (a)	29

168	Columbus McKinnon Corp.	6

1,804	DMC Global, Inc.	50

3,382	Evoqua Water Technologies Co. (a)	63

1,773	Federal Signal Corp.	53

211	Franklin Electric Co., Inc.	11

1,283	Graham Corp.	16

4,941	Harsco Corp. (a)	67

434	Helios Technologies, Inc.	16

244	Hurco Companies, Inc.	7

431	Hyster-Yale Materials Handling, Inc.	17

332	IDEX Corp.	52

1,220	ITT, Inc.	72

819	John Bean Technologies Corp.	70

217	Kadant, Inc.	22

121	Kennametal, Inc.	3

1,296	Kornit Digital Ltd. (a)	70

902	Lincoln Electric Holdings, Inc.	76

508	Luxfer Holdings PLC	7

331	Lydall, Inc. (a)	4

14,748	Meritor, Inc. (a)	293

151	Miller Industries, Inc.	4

648	Mueller Industries, Inc.	17

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Machinery (continued)

47	Oshkosh Corp.	$3

1,221	Park-Ohio Holdings Corp.	20

1,080	Proto Labs, Inc. (a)	122

2,342	Rexnord Corp.	68

1,356	SPX Corp. (a)	56

2,060	SPX FLOW, Inc. (a)	77

2,067	Terex Corp.	39

2,085	The Greenbrier Companies, Inc.	47

116	Trinity Industries, Inc.	2

2,838	Welbilt, Inc. (a)	17

		1,635

	Marine — 0.22%

658	Genco Shipping & Trading Ltd.	4

2,135	Kirby Corp. (a)	114

1,166	Matson, Inc.	34

		152

	Media — 0.68%

3,610	Cardlytics, Inc. (a)	252

3,074	ComScore, Inc. (a)	10

5,382	Emerald Holding, Inc.	17

10,482	Gannett Co., Inc. (a)	14

5,444	Gray Television, Inc. (a)	76

1,631	iheartMedia, Inc., Class – A (a)	14

3,244	Liberty Latin America Ltd., Class – C (a)	31

1,114	Meredith Corp.	16

4,990	National CineMedia, Inc.	15

120	Nexstar Media Group, Inc., Class – A	10

414	Tribune Publishing Co.	4

503	WideOpenwest, Inc. (a)	3

		462

	Metals & Mining — 2.21%

3,798	Agnico-Eagle Mines Ltd.	243

3,936	Alcoa Corp. (a)	44

13,764	Allegheny Technologies, Inc. (a)	140

3,528	Carpenter Technology Corp.	86

2,916	Cleveland-Cliffs, Inc.	16

4,270	Coeur Mining, Inc. (a)	22

257	Commercial Metals Co.	5

873	Compass Minerals International, Inc.	43

2,004	Haynes International, Inc.	47

9,750	Hecla Mining Co.	32

23,941	Pan American Silver Corp.	728

2,916	Ryerson Holding Corp. (a)	16

5,772	Timkensteel Corp. (a)	22

1,868	Worthington Industries, Inc.	70

		1,514

	Mortgage Real Estate Investment Trusts — 0.36%

10,110	AG Mortgage Investment Trust, Inc.^	32

1,929	Broadmark Realty Capital, Inc.	18

1,677	Capstead Mortgage Corp.	9

7,810	Colony Credit Real Estate, Inc.	56

10,926	Exantas Capital Corp.	29

1,873	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	53

Shares	Security Description	Value (000)

	Mortgage Real Estate Investment Trusts (continued)

6,389	MFA Financial, Inc.	$16

2,348	Redwood Trust, Inc.	16

3,043	Two Harbors Investment Corp.	15

		244

	Multiline Retail — 0.09%

8,601	Macy’s, Inc.	59

	Multi-Utilities — 0.04%

637	Unitil Corp.	29

	Oil, Gas & Consumable Fuels — 1.56%

1,121	Amyris, Inc. ^(a)	5

1,255	Chesapeake Energy Corp. (a)	6

2,408	Clean Energy Fuels Corp. (a)	5

5,573	Comstock Resources, Inc. (a)	24

3,905	Delek US Holdings, Inc.	68

1,588	Earthstone Energy, Inc., Class – A (a)	5

26,207	Euronav N.V.	214

13,487	Evolution Petroleum Corp.	38

7,399	Falcon Minerals Corp.	24

6,314	Golar LNG Ltd.	45

7,365	Montage Resources Corp. (a)	29

21,554	Navigator Holdings Ltd. (a)	139

15,258	Noble Energy, Inc.	137

3,341	Nordic American Tankers Ltd. ^	14

6,034	Overseas Shipholding Group, Inc. (a)	11

3,747	Ovintiv, Inc.	36

1,745	PBF Energy, Inc., Class – A	18

5,173	Peabody Energy Corp.	15

1,582	Penn Virginia Corp. (a)	15

696	Renewable Energy Group, Inc. (a)	17

52	REX American Resources Corp. (a)	4

34,271	Southwestern Energy Co. (a)	88

2,721	World Fuel Services Corp.	70

6,949	WPX Energy, Inc. (a)	44

		1,071

	Paper & Forest Products — 0.16%

563	Boise Cascade Co.	21

277	Clearwater Paper Corp. (a)	10

1,354	Domtar Corp.	28

338	Neenah, Inc.	17

729	PH Glatfelter Co.	12

586	Schweitzer-Mauduit International, Inc.	20

		108

	Personal Products — 0.12%

494	e.l.f. Beauty, Inc. (a)	9

274	Edgewell Personal Care Co. (a)	9

198	Medifast, Inc.	28

2,132	Revlon, Inc., Class – A^ (a)	21

238	USANA Health Sciences, Inc. (a)	17

		84

	Pharmaceuticals — 1.45%

10,185	Acer Therapeutics, Inc.^ (a)	35

9,432	Aerie Pharmaceuticals, Inc. (a)	139

2,129	Amneal Pharmaceuticals, Inc. (a)	10

736	ANI Pharmaceuticals, Inc. (a)	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Pharmaceuticals (continued)

420	Assembly Biosciences, Inc. (a)	$10

7,981	Baudax Bio, Inc.^ (a)	33

81	Catalent, Inc. (a)	6

1,498	Corcept Therapeutics, Inc. (a)	25

3,371	CorMedix, Inc.^ (a)	21

4,166	ENDO International PLC (a)	14

241	Evofem Biosciences, Inc. (a)	1

653	Horizon Therapeutics PLC (a)	36

4,700	Innoviva, Inc. (a)	66

717	Intra-Cellular Therapies, Inc. (a)	18

1,037	Kala Pharmaceuticals, Inc. (a)	11

428	Lannett Co., Inc. (a)	3

6,393	Marinus Pharmaceuticals, Inc. (a)	16

472	Myokardia, Inc. (a)	46

1,744	Nektar Therapeutics (a)	40

5,003	Pacira BioSciences, Inc. (a)	264

1,073	Paratek Pharmaceuticals, Inc. (a)	6

2,410	Phibro Animal Health Corp., Class – A	63

1,528	Prestige Consumer Healthcare, Inc. (a)	57

1,048	Revance Therapeutics, Inc. (a)	26

540	WaVe Life Sciences Ltd. (a)	6

494	Zogenix, Inc. (a)	13

1,037	Zynerba Pharmaceuticals, Inc.^ (a)	3

		992

	Professional Services — 0.56%

917	ASGN, Inc. (a)	61

1,815	CBIZ, Inc. (a)	44

216	Exponent, Inc.	17

2,022	GP Strategies Corp. (a)	17

295	ICF International, Inc.	19

594	Kelly Services, Inc., Class – A	9

982	Kforce, Inc.	29

1,998	Korn Ferry	61

9,154	Mistras Group, Inc. (a)	36

1,071	TriNet Group, Inc. (a)	66

1,649	Upwork, Inc. (a)	24

		383

	Real Estate Management & Development — 0.21%

264	Essential Properties Realty Trust, Inc.	4

616	eXp World Holdings, Inc. (a)	11

299	Forestar Group, Inc. (a)	5

1,050	Kennedy-Wilson Holdings, Inc.	16

821	Marcus & Millichap, Inc. (a)	24

3,583	Newmark Group, Inc., Class – A	17

40	Rafael Holdings, Inc., Class – B (a)	1

1,604	Redfin Corp. (a)	66

		144

	Road & Rail — 0.57%

6,494	Knight-Swift Transportation Holdings, Inc.	271

252	Marten Transport Ltd.	6

103	P.A.M. Transportation Services, Inc. (a)	3

808	Saia, Inc. (a)	90

286	Universal Truckload Services, Inc.	5

1,629	US Xpress Enterprise, Inc., Class – A (a)	10

3,453	YRC Worldwide, Inc.^ (a)	6

		391

Shares	Security Description	Value (000)

	Semiconductors & Semiconductor Equipment — 5.64%

809	Advanced Energy Industries, Inc. (a)	$55

485	Alpha & Omega Semiconductor Ltd. (a)	5

658	Ambarella, Inc. (a)	30

3,622	Amkor Technology, Inc. (a)	45

3,010	AXT, Inc. (a)	14

97	Brooks Automation, Inc.	4

453	Cabot Microelectronics Corp.	63

521	CEVA, Inc. (a)	19

278	Cirrus Logic, Inc. (a)	17

7,008	Cree, Inc. (a)	415

216	Diodes, Inc. (a)	11

126	Entegris, Inc.	7

4,167	FormFactor, Inc. (a)	122

3,000	GSI Technology, Inc. (a)	22

188	Impinj, Inc. (a)	5

286	Inphi Corp. (a)	34

5,553	Lattice Semiconductor Corp. (a)	158

12,652	MA-COM Technology Solutions Holdings, Inc. (a)	435

7,220	Marvell Technology Group Ltd.	253

2,995	MaxLinear, Inc., Class – A (a)	64

1,834	MKS Instruments, Inc.	207

2,474	Monolithic Power Systems, Inc.	587

335	Photronics, Inc. (a)	4

1,278	Power Integrations, Inc.	151

2,820	Qorvo, Inc. (a)	312

5,845	Semtech Corp. (a)	305

1,413	Silicon Laboratories, Inc. (a)	142

324	SMART Global Holdings, Inc. (a)	9

799	Synaptics, Inc. (a)	48

2,928	Ultra Clean Holdings, Inc. (a)	66

1,653	Universal Display Corp.	247

661	Veeco Instruments, Inc. (a)	9

		3,865

	Software — 4.53%

6,997	2U, Inc. (a)	266

2,571	ACI Worldwide, Inc. (a)	69

416	Alarm.com Holding, Inc. (a)	27

829	Altair Engineering, Inc., Class – A (a)	33

343	Alteryx, Inc., Class – A (a)	56

192	Appian Corp.^(a)	10

3,150	Asure Software, Inc. (a)	20

49	Avalara, Inc.(a)	7

15,855	Benefitfocus, Inc. (a)	171

1,111	Blackbaud, Inc.	63

138	Blackline, Inc. (a)	11

1,039	Bottomline Technologies, Inc. (a)	53

5,897	Cloudera, Inc. (a)	75

803	Cornerstone OnDemand, Inc. (a)	31

259	Coupa Software, Inc. (a)	72

313	Digimarc Corp. (a)	5

740	Digital Turbine, Inc. (a)	9

434	Domo, Inc., Class – B (a)	14

1,935	Ebix, Inc.	43

581	eGain Corp. (a)	6

107	Envestnet, Inc. (a)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Software (continued)

485	Everbridge, Inc. (a)	$67

83	Fair Isaac Corp. (a)	35

631	Five9, Inc. (a)	70

846	Guidewire Software, Inc. (a)	94

512	HubSpot, Inc. (a)	115

126	J2 Global, Inc. (a)	8

167	LivePerson, Inc. (a)	7

3,824	Magnite, Inc. (a)	26

2,898	Medallia, Inc. (a)	73

3,392	Model N, Inc. (a)	118

258	New Relic, Inc. (a)	18

12,943	Nuance Communications, Inc. (a)	328

785	Onespan, Inc. (a)	22

192	Ping Identity Holding Corp. (a)	6

1,141	Progress Software Corp.	44

705	Proofpoint, Inc. (a)	78

100	PROS Holdings, Inc. (a)	4

1,208	PTC, Inc. (a)	94

205	Q2 Holdings, Inc. (a)	18

680	Qualys, Inc. (a)	71

1,182	Rapid7, Inc. (a)	60

157	Sailpoint Technologies Holding, Inc. (a)	4

379	Secureworks Corp. (a)	4

831	SPS Commerce, Inc. (a)	62

3,623	SS&C Technologies Holdings, Inc.	205

1,579	SVMK, Inc. (a)	37

680	Telenav, Inc. (a)	4

782	Tenable Holdings, Inc. (a)	23

131	Upland Software, Inc. (a)	5

202	Varonis Systems, Inc. (a)	18

979	Verint Systems, Inc. (a)	44

1,606	VirnetX Holding Corp.	10

14,037	Xperi Holding Corp.	207

2,378	Yext, Inc. (a)	39

690	Zix Corp. (a)	5

307	Zscaler, Inc. (a)	34

		3,106

	Specialty Retail — 1.16%

936	Aaron’s, Inc.	42

1,447	American Eagle Outfitters, Inc.	16

520	Asbury Automotive Group, Inc. (a)	40

2,012	Caleres, Inc.	17

790	Camping World Holdings, Inc., Class – A	21

372	Carvana Co. (a)	45

3,734	Designer Brands, Inc., Class – A	25

2,158	Floor & Decor Holdings, Inc., Class – A (a)	125

2,020	Genesco, Inc. (a)	44

72	Group 1 Automotive, Inc.	5

1,362	Guess?, Inc.	13

1,774	Hudson Ltd., Class – A (a)	9

487	Lithia Motors, Inc.	74

783	Monro, Inc.	43

280	Murphy USA, Inc. (a)	32

20,990	Office Depot, Inc.	49

Shares	Security Description	Value (000)

	Specialty Retail (continued)

53	Penske Automotive Group, Inc.	$2

247	Restoration Hardware Co. (a)	61

354	Shoe Carnival, Inc.	10

7,426	Sportsman’s Warehouse Holdings, Inc. (a)	106

2,415	The Michaels Companies, Inc. (a)	17

		796

	Technology Hardware, Storage & Peripherals — 0.10%

2,423	3D Systems Corp. (a)	17

1,377	Diebold Nixdorf, Inc. (a)	8

761	Immersion Corp. (a)	5

2,592	Stratasys Ltd.^ (a)	41

		71

	Textiles, Apparel & Luxury Goods — 0.47%

759	Columbia Sportswear Co.	61

1,161	Crocs, Inc. (a)	43

100	Deckers Outdoor Corp. (a)	20

3,666	Fossil Group, Inc. (a)	17

792	G-III Apparel Group Ltd. (a)	11

2,073	Kontoor Brands, Inc.	37

1,344	Superior Group of Companies, Inc.	18

4,730	Wolverine World Wide, Inc.	112

		319

	Thrifts & Mortgage Finance — 0.68%

1,712	Axos Financial, Inc. (a)	38

3,569	Bankfinancial Corp.	30

4,306	Bogota Financial Corp. (a)	38

70	Federal Agricultural Mortgage Corp., Class – C	4

47	First Capital, Inc.	3

1,911	Flagstar Bancorp, Inc.	56

79	HomeStreet, Inc.	2

3,424	Meridian Bancorp, Inc.	40

155	Meta Financial Group, Inc.	3

228	MGIC Investment Corp.	2

1,030	Mr Cooper Group, Inc. (a)	13

1,238	NMI Holdings, Inc. (a)	20

871	PennyMac Financial Services, Inc.	36

3,124	Provident Financial Services, Inc.	45

5,607	Riverview Bancorp, Inc.	32

7,042	Sterling Bancorp, Inc.	25

941	Walker & Dunlop, Inc.	48

4,151	Western New England Bancorp, Inc.	24

247	WSFS Financial Corp.	7

		466

	Tobacco — 0.06%

3,797	Vector Group Ltd.	38

	Trading Companies & Distributors — 1.64%

113	Applied Industrial Technologies, Inc.	7

5,255	Beacon Roofing Supply, Inc. (a)	138

9,699	BMC Stock Holdings, Inc. (a)	243

2,991	DXP Enterprises, Inc. (a)	60

119	GATX Corp.	7

192	GMS, Inc. (a)	5

1,745	Herc Holdings, Inc. (a)	54

1,252	Kaman Corp.	52

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Trading Companies & Distributors (continued)

5,658	MRC Global, Inc. (a)	$33

1,052	Rush Enterprises, Inc., Class – A	44

1,389	SiteOne Landscape Supply, Inc. (a)	158

4,993	Textainer Group Holdings Ltd. (a)	41

114	Transcat, Inc. (a)	3

1,074	Watsco, Inc.	191

2,494	WESCO International, Inc. (a)	88

		1,124

	Water Utilities — 0.32%

839	American States Water Co.	66

600	California Water Service Group	29

2,136	Consolidated Water Co. Ltd.	31

1,063	Global Water Resources, Inc.	11

626	Middlesex Water Co.	42

650	SJW Corp.	40

		219

	Wireless Telecommunication Services — 0.09%

1,190	Shenandoah Telecommunications Co.	59

	Total Common Stocks	56,259

	Preferred Stock — 0.02%

	Trading Companies & Distributors — 0.02%

493	WESCO International, Inc. – Preferred, Series A	13

	Total Preferred Stock	13

	Contingent Rights — 0.18%

	Biotechnology — 0.00%

1,646	Progenics Pharma CVR (a)(b)	—

1	Tobira Therapeutics, Inc. CVR (a)(b)	—

		—

	Metals & Mining — 0.18%

176,955	Pan American Silver Corp. CVR (a)	121

	Pharmaceuticals — 0.00%

759	Aratana Therapeutics, Inc. CVR (a)(b)	—

200	Omthera Pharmaceuticals, Inc. CVR (a)(b)	—

		—

	Total Contingent Rights	121

	Investment Companies — 16.19%

1,257,589	Federated Treasury Obligations Fund, Institutional Shares, 0.10%^^ (c)	1,258

9,834,954	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (c)	9,835

	Total Investment Companies	11,093

	Total Investments (cost $50,072) — 98.48%	67,486

	Other assets in excess of liabilities — 1.52%	1,041

	Net Assets — 100.00%	$68,527

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2020. The total value of securities on loan as of June 30, 2020, was $1,127 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2020.

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2020.

(c)	The rate disclosed is the rate in effect on June 30, 2020.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2020

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Small Capitalization-Mid Capitalization Equity Portfolio	Frontier Capital Management Company, LLC	Parametric Portfolio Associates, LLC	Total
Common Stocks	34.64%	47.45%	82.09%
Preferred Stock	—	0.02%	0.02%
Contingent Rights	0.18%	—	0.18%
Investment Companies	0.43%	15.76%	16.19%
Other Assets (Liabilities)	0.45%	1.07%	1.52%

Total Net Assets	35.70%	64.30%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Russell 2000 Mini Index Future	155	9/18/20	$11,141	$450

			$11,141	$450

	Total Unrealized Appreciation			$450
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$450

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Investment Company — 86.52%

12,291,065	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (a)	$12,291

	Total Investment Company	12,291

	Total Investments (cost $12,291) — 86.52%	12,291

	Other assets in excess of liabilities — 13.48%	1,915

	Net Assets — 100.00%	$14,206

Portfolio of Investments is presented on a consolidated basis. See Note 2.N. in the Notes to Financial Statements.

(a)	The rate disclosed is the rate in effect on June 30, 2020.

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Commodity Returns Strategy Portfolio	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Investment Company	86.52%	—	86.52%
Other Assets	6.96%	6.52%	13.48%

Total Net Assets	93.48%	6.52%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	87	9/18/20	$13,442	$395

			$13,442	$395

	Total Unrealized Appreciation			$395
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$395

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks — 93.26%

	Australia — 1.78%

585	Afterpay Ltd. (IT Services) (a)	$25

1,696	AGL Energy Ltd. (Multi-Utilities)	20

8,990	AMP Ltd. (Diversified Financial Services) (a)	12

693	Ampol Ltd. (Oil, Gas & Consumable Fuels)	14

2,941	APA Group (Gas Utilities)	23

1,433	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	26

485	ASX Ltd. (Capital Markets)	29

5,652	Aurizon Holdings Ltd. (Road & Rail)	19

3,765	AusNet Services (Electric Utilities)	4

7,214	Australia & New Zealand Banking Group Ltd. (Banks)	94

7,588	BHP Billiton Ltd. (Metals & Mining)	188

5,377	BHP Group Ltd. (Metals & Mining)	110

1,410	BlueScope Steel Ltd. (Metals & Mining)	12

3,941	Brambles Ltd. (Commercial Services & Supplies)	30

351	CIMIC Group Ltd. (Construction & Engineering)	6

1,358	Coca-Cola Amatil Ltd. (Beverages)	8

165	Cochlear Ltd. (Health Care Equipment & Supplies)	22

3,429	Coles Group Ltd. (Food & Staples Retailing)	41

4,556	Commonwealth Bank of Australia (Banks)	219

1,360	Computershare Ltd. (IT Services)	13

991	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	7

1,167	CSL Ltd. (Biotechnology)	232

2,615	Dexus (Equity Real Estate Investment Trusts)	17

3,517	Evolution Mining Ltd. (Metals & Mining)	14

4,206	Fortescue Metals Group Ltd. (Metals & Mining)	41

4,174	Goodman Group (Equity Real Estate Investment Trusts)	43

5,779	Insurance Australia Group Ltd. (Insurance)	23

1,593	LendLease Group (Real Estate Management & Development) (b)	14

856	Macquarie Group Ltd. (Capital Markets)	70

357	Magellan Financial Group Ltd. (Capital Markets)	15

7,667	Medibank Private Ltd. (Insurance)	16

11,309	Mirvac Group (Equity Real Estate Investment Trusts)	17

8,197	National Australia Bank Ltd. (Banks)	104

1,950	Newcrest Mining Ltd. (Metals & Mining)	43

1,607	Northern Star Resources Ltd. (Metals & Mining)	15

927	Orica Ltd. (Chemicals)	11

4,121	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	17

2,446	Qantas Airways Ltd. (Airlines)	6

3,741	QBE Insurance Group Ltd. (Insurance)	23

427	Ramsay Health Care Ltd. (Health Care Providers & Services)	20

112	REA Group Ltd. (Interactive Media & Services)	8

944	Rio Tinto Ltd. (Metals & Mining)	65

4,289	Santos Ltd. (Oil, Gas & Consumable Fuels)	16

12,339	Scentre Group (Equity Real Estate Investment Trusts)	19

923	SEEK Ltd. (Professional Services)	14

1,187	Sonic Healthcare Ltd. (Health Care Providers & Services)	25

Shares	Security Description	Value (000)

	Australia (continued)

11,701	South32 Ltd. (Metals & Mining)	$17

6,813	Stockland (Equity Real Estate Investment Trusts)	16

3,312	Suncorp Group Ltd. (Insurance)	21

2,888	Sydney Airport (Transportation Infrastructure)	11

5,667	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	13

10,531	Telstra Corp. Ltd. (Diversified Telecommunication Services)	23

5,576	The GPT Group (Equity Real Estate Investment Trusts)	16

6,949	Transurban Group (Transportation Infrastructure)	69

2,004	Treasury Wine Estates Ltd. (Beverages)	15

8,881	Vicinity Centres (Equity Real Estate Investment Trusts) (b)	9

433	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	6

2,884	Wesfarmers Ltd. (Food & Staples Retailing)	89

9,086	Westpac Banking Corp. (Banks)	113

480	WiseTech Global Ltd. (Software)	6

2,388	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	36

3,209	Woolworths Group Ltd. (Food & Staples Retailing)	83

		2,353

	Austria — 0.04%

153	ANDRITZ AG (Machinery) (a)	6

747	Erste Group Bank AG (Banks) (a)	17

383	OMV AG (Oil, Gas & Consumable Fuels) (a)	13

389	Raiffeisen Bank International AG (Banks) (a)(b)	7

147	Verbund AG (Electric Utilities)	7

246	Voestalpine AG (Metals & Mining)	5

		55

	Belgium — 0.55%

444	Ageas SA (Insurance)	16

11,312	Anheuser-Busch InBev N.V. (Beverages)	558

134	Colruyt SA (Food & Staples Retailing)	7

67	Elia Group SA/NV (Electric Utilities) (b)	7

204	Groupe Bruxelles Lambert SA (Diversified Financial Services)	17

634	KBC Group N.V. (Banks)	36

370	Proximus SADP (Diversified Telecommunication Services)	8

183	Solvay SA (Chemicals)	15

170	Telenet Group Holding N.V. (Media)	7

321	UCB SA (Pharmaceuticals)	37

491	Umicore SA (Chemicals) (b)	23

		731

	Bermuda — 0.16%

1,034	Arch Capital Group Ltd. (Insurance) (a)	30

409	Bunge Ltd. (Food Products)	17

972	IHS Markit Ltd. (Professional Services)	73

1,149	Invesco Ltd. (Capital Markets)	12

1,699	Marvell Technology Group Ltd. (Semiconductors & Semiconductor Equipment)	60

147	RenaissanceRe Holdings Ltd. (Insurance)	25

		217

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Canada — 2.58%

600	Agnico Eagle Mines Ltd. (Metals & Mining)	$38

400	Air Canada (Airlines) (a)(b)	5

1,317	Algonquin Power & Utilities Corp. (Multi-Utilities)	17

2,200	Alimentation Couche-Tard, Inc., Class – B (Food & Staples Retailing)	68

800	AltaGas Ltd. (Gas Utilities)	9

200	Atco Ltd. (Multi-Utilities)	6

2,300	B2gold Corp. (Metals & Mining)	13

1,600	Bank of Montreal (Banks)	85

4,500	Barrick Gold Corp. (Metals & Mining)	122

400	BCE, Inc. (Diversified Telecommunication Services)	17

1,100	Blackberry Ltd. (Software) (a)	5

3,450	Brookfield Asset Management, Inc. (Capital Markets)	113

800	CAE, Inc. (Aerospace & Defense)	13

900	Cameco Corp. (Oil, Gas & Consumable Fuels)	9

200	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts) (b)	7

1,100	Canadian Imperial Bank of Commerce (Banks)	74

1,800	Canadian National Railway Co. (Road & Rail)	159

400	Canadian Pacific Railway Ltd. (Road & Rail)	102

200	Canadian Tire Corp. Ltd., Class – A (Multiline Retail)	17

300	Canadian Utilities Ltd., Class – A (Multi-Utilities)	7

600	Canopy Growth Corp. (Pharmaceuticals) (a)(b)	10

400	CCL Industries, Inc., Class – B (Containers & Packaging) (b)	13

2,700	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	13

600	CGI, Inc. (IT Services) (a)	38

600	CI Financial Corp. (Capital Markets)	8

700	Cronos Group, Inc. (Pharmaceuticals) (a)	4

800	Dollarama, Inc. (Multiline Retail)	27

600	Emera, Inc. (Electric Utilities)	24

400	Empire Co. Ltd. (Food & Staples Retailing)	10

5,200	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	158

400	First Capital Real Estate Investment Trust (Real Estate Management & Development)	4

1,500	First Quantum Minerals Ltd. (Metals & Mining)	12

1,200	Fortis, Inc. (Electric Utilities)	45

500	Franco-Nevada Corp. (Metals & Mining)	71

600	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	9

800	Great-West Lifeco, Inc. (Insurance)	14

800	Hydro One Ltd. (Electric Utilities) (b)	15

300	iA Financial Corp., Inc. (Insurance)	10

200	IGM Financial, Inc. (Capital Markets)	5

800	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	13

400	Intact Financial Corp. (Insurance) (b)	38

1,200	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	11

600	Keyera Corp. (Oil, Gas & Consumable Fuels) (b)	9

3,200	Kinross Gold Corp. (Metals & Mining) (a)	23

700	Kirkland Lake Gold Ltd. (Metals & Mining)	29

500	Loblaw Companies Ltd. (Food & Staples Retailing)	24

Shares	Security Description	Value (000)

	Canada (continued)

311	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods) (a)	$97

1,400	Lundin Mining Corp. (Metals & Mining) (b)	8

700	Magna International, Inc. (Auto Components)	31

5,000	Manulife Financial Corp. (Insurance)	68

700	Metro, Inc. (Food & Staples Retailing)	29

900	National Bank of Canada (Banks)	41

1,500	Nutrien Ltd. (Chemicals)	48

200	Onex Corp. (Diversified Financial Services)	9

700	Open Text Corp. (Software) (b)	30

500	Pan American Silver Corp. (Metals & Mining)	15

400	Parkland Corp. (Oil, Gas & Consumable Fuels) (b)	10

1,400	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	35

1,450	Power Corp. of Canada (Insurance)	26

500	Quebecor, Inc. (Media)	11

700	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	38

300	Ritchie Bros Auctioneers, Inc. (Commercial Services & Supplies)	12

900	Rogers Communications, Inc. (Wireless Telecommunication Services)	36

3,700	Royal Bank of Canada (Banks)	252

1,200	Shaw Communications, Inc., Class – B (Media)	19

300	Shopify, Inc. (IT Services) (a)	285

1,500	Sun Life Financial, Inc. (Insurance)	55

3,900	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	66

2,400	TC Energy Corp. (Oil, Gas & Consumable Fuels)	103

1,400	Teck Resources Ltd., Class – B (Metals & Mining)	15

1,000	TELUS Corp. (Diversified Telecommunication Services)	16

3,100	The Bank of Nova Scotia (Banks)	128

4,600	The Toronto-Dominion Bank (Banks)	205

500	Thomson Reuters Corp. (Professional Services)	34

200	TMX Group Ltd. (Capital Markets)	20

700	Waste Connections, Inc. (Commercial Services & Supplies)	66

200	Weston (George) Ltd. (Food & Staples Retailing)	15

1,100	Wheaton Precious Metals Corp. (Metals & Mining)	48

300	WSP Global, Inc. (Construction & Engineering) (b)	18

2,100	Yamana Gold, Inc. (Metals & Mining)	11

		3,423

	Denmark — 1.17%

8	A.P. Moller – Maersk A/S, Class – A (Marine)	9

17	A.P. Moller – Maersk A/S, Class – B (Marine)	20

354	Ambu A/S, Class – B (Health Care Equipment & Supplies)	11

271	Carlsberg A/S, Class – B (Beverages)	36

263	Christian Hansen Holding A/S (Chemicals) (b)	27

302	Coloplast A/S, Class – B (Health Care Equipment & Supplies)	47

292	Demant A/S (Health Care Equipment & Supplies) (a)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Denmark (continued)

538	DSV PANALPINA A/S (Road & Rail)	$66

165	Genmab A/S (Biotechnology) (a)(b)	56

278	GN Store Nord A/S (Health Care Equipment & Supplies)	15

144	H. Lundbeck A/S (Pharmaceuticals)	5

4,550	Novo Nordisk A/S, Class – B (Pharmaceuticals)	297

541	Novozymes A/S, B Shares (Chemicals)	31

7,329	Orsted A/S (Electric Utilities) (b)	845

275	Pandora A/S (Textiles, Apparel & Luxury Goods)	15

374	Tryg A/S (Insurance)	11

504	Vestas Wind Systems A/S (Electrical Equipment)	52

		1,551

	Finland — 0.67%

360	Elisa Oyj (Diversified Telecommunication Services)	22

1,122	Fortum Oyj (Electric Utilities)	21

864	Kone Oyj, Class – B (Machinery)	60

13,789	Neste Oyj (Oil, Gas & Consumable Fuels)	541

14,334	Nokia Oyj (Communications Equipment)	63

8,236	Nordea Bank Abp (Banks) (a)	57

243	Orion Oyj, Class – B (Pharmaceuticals)	12

1,192	Sampo Oyj, Class – A (Insurance)	41

1,660	Stora Enso Oyj, R Shares (Paper & Forest Products)	20

1,356	UPM-Kymmene Oyj (Paper & Forest Products)	39

1,231	Wartsila Oyj Abp (Machinery)	10

		886

	France — 2.61%

434	Accor SA (Hotels, Restaurants & Leisure) (a)(b)	12

91	Aeroports de Paris (Transportation Infrastructure)	9

1,218	Air Liquide SA (Chemicals)	176

476	Alstom SA (Machinery) (b)	22

152	Amundi SA (Capital Markets) (b)	12

193	Arkema SA (Chemicals)	19

245	Atos SE (IT Services) (a)	21

4,921	AXA SA (Insurance) (a)	104

104	BioMerieux (Health Care Equipment & Supplies) (a)	14

2,864	BNP Paribas SA (Banks) (a)	115

566	Bouygues SA (Construction & Engineering) (a)	19

727	Bureau Veritas SA (Professional Services) (b)	15

403	Capgemini SE (IT Services)	47

1,534	Carrefour SA (Food & Staples Retailing)	24

113	Casino Guichard-Perrachon SA (Food & Staples Retailing) (a)	4

620	CNP Assurances (Insurance) (a)	7

1,311	Compagnie de Saint-Gobain (Building Products)	47

434	Compagnie Generale des Etablissements Michelin (Auto Components) (a)	45

115	Covivio (Equity Real Estate Investment Trusts)	8

2,922	Credit Agricole SA (Banks) (a)	28

1,572	Danone SA (Food Products) (a)	109

334	Dassault Systemes SE (Software)	58

629	Edenred (Commercial Services & Supplies)	28

195	Eiffage SA (Construction & Engineering) (a) (b)	18

Shares	Security Description	Value (000)

	France (continued)

1,615	Electricite de France SA (Electric Utilities)	$15

4,644	Engie SA (Multi-Utilities) (a)	58

723	EssilorLuxottica SA (Health Care Equipment & Supplies) (a)	93

78	Eurazeo SE (Diversified Financial Services) (a)	4

33	Eurofins Scientific SE (Life Sciences Tools & Services)	21

161	Faurecia SE (Auto Components) (a)	6

116	Gecina SA (Equity Real Estate Investment Trusts) (b)	14

1,089	Getlink SE (Transportation Infrastructure)	16

81	Hermes International (Textiles, Apparel & Luxury Goods)	68

64	ICADE (Equity Real Estate Investment Trusts)	4

49	Iliad SA (Diversified Telecommunication Services) (a)(b)	10

150	Ingenico Group SA (Electronic Equipment, Instruments & Components)	24

78	Ipsen SA (Pharmaceuticals)	6

269	JCDecaux SA (Media) (a)(b)	5

193	Kering SA (Textiles, Apparel & Luxury Goods)	106

458	Klepierre SA (Equity Real Estate Investment Trusts)	9

187	LA Francaise des Jeux SAEM (Hotels, Restaurants & Leisure) (b)	6

678	Legrand SA (Electrical Equipment)	52

647	L’Oreal SA (Personal Products) (a)	209

710	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	312

2,371	Natixism SA (Capital Markets) (a)	6

5,075	Orange SA (Diversified Telecommunication Services) (b)	60

112	Orpea (Health Care Providers & Services) (b)	13

541	Pernod Ricard SA (Beverages)	85

1,488	Peugeot SA (Automobiles) (a)	25

571	Publicis Groupe SA (Media)	19

49	Remy Cointreau SA (Beverages)	7

440	Renault SA (Automobiles) (a)(b)	11

833	Safran SA (Aerospace & Defense) (a)	84

2,901	Sanofi (Pharmaceuticals)	295

70	Sartorius Stedim Biotech (Life Sciences Tools & Services)	18

1,425	Schneider Electric SE (Electrical Equipment) (b)	158

360	SCOR SE (Insurance) (a)	10

50	SEB SA (Household Durables)	8

2,059	Societe Generale SA (Banks) (a)	34

224	Sodexo SA (Hotels, Restaurants & Leisure)	15

1,055	Suez SA (Multi-Utilities)	12

149	Teleperformance (Professional Services) (a)	38

270	Thales SA (Aerospace & Defense)	22

6,295	TOTAL SA (Oil, Gas & Consumable Fuels)	243

225	UbiSoft Entertainment SA (Entertainment) (a)	19

346	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	21

595	Valeo SA (Auto Components)	16

1,367	Veolia Environnement SA (Multi-Utilities)	31

1,310	Vinci SA (Construction & Engineering)	122

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	France (continued)

2,106	Vivendi SA (Entertainment)	$54

71	Wendel SE (Diversified Financial Services) (a)	7

323	Worldline SA (IT Services) (a)(b)	28

		3,460

	Germany — 2.88%

484	adidas AG (Textiles, Apparel & Luxury Goods) (a)	127

1,073	Allianz SE (Insurance)	219

3,030	Aroundtown SA (Real Estate Management & Development) (b)	17

2,339	BASF SE (Chemicals)	131

2,530	Bayer AG, Registered Shares (Pharmaceuticals)	188

842	Bayerische Motoren Werke AG (Automobiles)	54

255	Beiersdorf AG (Personal Products)	29

400	Brenntag AG (Trading Companies & Distributors)	21

99	Carl Zeiss Meditec AG (Health Care Equipment & Supplies) (a)	10

2,817	Commerzbank AG (Banks) (a)	13

279	Continental AG (Auto Components) (a)	27

494	Covestro AG (Chemicals) (a)(b)	19

2,200	Daimler AG, Registered Shares (Automobiles) (a)	89

321	Delivery Hero SE (Internet & Direct Marketing Retail) (a)(b)	33

4,983	Deutsche Bank AG, Registered Shares (Capital Markets) (a)	48

484	Deutsche Boerse AG (Capital Markets)	87

512	Deutsche Lufthansa AG, Registered Shares (Airlines) (a)	5

28,441	Deutsche Post AG, Registered Shares (Air Freight & Logistics) (a)	1,045

8,489	Deutsche Telekom AG (Diversified Telecommunication Services)	142

914	Deutsche Wohnen SE (Real Estate Management & Development)	41

5,711	E.ON SE (Multi-Utilities)	64

515	Evonik Industries AG (Chemicals)	13

82	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	4

541	Fresenius Medical Care AG & Co. KGAA (Health Care Providers & Services) (a)	47

1,062	Fresenius SE & Co. KGAA (Health Care Providers & Services) (a)	52

419	GEA Group AG (Machinery)	13

153	Hannover Rueckversicherung SE (Insurance)	26

370	HeidelbergCement AG (Construction Materials)	20

263	Henkel AG & Co. KGAA (Household Products)	22

48	HOCHTIEF AG (Construction & Engineering) (b)	4

3,180	Infineon Technologies AG (Semiconductors & Semiconductor Equipment) (b)	75

176	KION Group AG (Machinery) (a)(b)	11

126	Knorr-Bremse AG (Machinery) (a)	13

229	Lanxess AG (Chemicals)(a)	12

188	LEG Immobilien AG (Real Estate Management & Development) (a)	24

328	Merck KGAA (Pharmaceuticals)	38

650	METRO AG (Food & Staples Retailing)	6

Shares	Security Description	Value (000)

	Germany (continued)

130	MTU Aero Engines AG (Aerospace & Defense) (a)	$23

367	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	96

126	Nemetschek SE (Software)	9

205	Puma SE (Textiles, Apparel & Luxury Goods) (a)	16

1,484	RWE AG (Multi-Utilities)	52

2,686	SAP SE (Software)	376

295	Scout24 AG (Interactive Media & Services) (b)	23

1,969	Siemens AG, Registered Shares (Industrial Conglomerates)	232

379	Siemens Healthineers AG (Health Care Equipment & Supplies) (b)	18

326	Symrise AG (Chemicals) (b)	38

3,222	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	10

1,108	thyssenkrupp AG (Metals & Mining) (a)	8

497	Uniper SE (Independent Power and Renewable Electricity Producers)	16

1,311	Vonovia SE (Real Estate Management & Development) (a)	80

381	Zalando SE (Internet & Direct Marketing Retail) (a)(b)	27

		3,813

	Hong Kong — 1.24%

91,288	AIA Group Ltd. (Insurance)	853

900	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment) (b)	10

9,500	BOC Hong Kong Holdings Ltd. (Banks)	30

4,200	Budweiser Brewing Co. APAC Ltd. (Beverages) (b)	12

6,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	38

7,000	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	45

1,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	8

4,000	CLP Holdings Ltd. (Electric Utilities)	39

6,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	41

5,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	12

2,000	Hang Seng Bank Ltd. (Banks)	35

4,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	15

6,500	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	7

10,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services) (b)	15

27,300	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	42

3,049	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	130

1,500	Kerry Properties Ltd. (Real Estate Management & Development)	4

490	Melco Resorts & Entertainment Ltd., ADR (Hotels, Restaurants & Leisure)	8

4,000	MTR Corp. Ltd. (Road & Rail)	21

4,000	New World Development Co. Ltd. (Real Estate Management & Development)	19

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Hong Kong (continued)

3,000	NWS Holdings Ltd. (Industrial Conglomerates)	$3

9,000	PCCW Ltd. (Diversified Telecommunication Services) (b)	5

3,500	Power Assets Holdings Ltd. (Electric Utilities)	19

6,000	Sands China Ltd. (Hotels, Restaurants & Leisure)	24

8,000	Sino Land Co. Ltd. (Real Estate Management & Development)	10

3,500	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	44

1,500	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	8

3,000	Swire Properties Ltd. (Real Estate Management & Development)	8

3,500	Techtronic Industries Co. Ltd. (Household Durables)	35

2,826	The Bank of East Asia Ltd. (Banks)	6

5,300	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	44

24,000	WH Group Ltd. (Food Products) (b)	21

5,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	24

3,600	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	6

		1,641

	Ireland (Republic of) — 0.61%

234	Allegion PLC (Building Products)	24

2,010	CRH PLC (Construction Materials) (b)	69

235	DCC PLC (Industrial Conglomerates) (b)	20

1,055	Eaton Corp. PLC (Electrical Equipment)	92

2,311	Experian PLC (Professional Services)	81

209	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)	27

135	Flutter Entertainment PLC (Hotels, Restaurants & Leisure) (b)	18

1,037	James Hardie Industries PLC (Construction Materials)	20

403	Kerry Group PLC, Class – A (Food Products)	50

384	Kingspan Group PLC (Building Products)	25

3,447	Medtronic PLC (Health Care Equipment & Supplies)	317

458	Pentair PLC (Machinery)	17

540	Smurfit Kappa Group PLC (Containers & Packaging)	18

216	STERIS PLC (Health Care Equipment & Supplies)	33

		811

	Isle of Man — 0.01%

1,648	GVC Holdings PLC (Hotels, Restaurants & Leisure)	15

	Israel — 0.37%

101	Azrieli Group Ltd. (Real Estate Management & Development)	5

2,821	Bank Hapoalim BM (Banks)	17

3,663	Bank Leumi Le (Banks)	18

311	Check Point Software Technologies Ltd. (Software) (a)	33

3,263	CyberArk Software Ltd. (Software) (a)	325

Shares	Security Description	Value (000)

	Israel (continued)

54	Elbit Systems Ltd. (Aerospace & Defense)	$7

1,491	ICL Group Ltd. (Chemicals) (b)	4

1	Isracard Ltd. (Consumer Finance)	—

3,213	Israel Discount Bank Ltd., Class – A (Banks)	10

304	Mizrahi Tefahot Bank Ltd. (Banks)	6

155	Nice Ltd. (Software) (a)	29

136	Wix.com Ltd. (IT Services) (a)	35

		489

	Italy — 0.52%

2,791	Assicurazioni Generali SpA (Insurance)	42

1,251	Atlantia SpA (Transportation Infrastructure)(a)	20

1,427	Davide Campari – Milano N.V. (Beverages)	12

54	Diasorin SpA (Health Care Equipment & Supplies)	10

20,943	Enel SpA (Electric Utilities) (b)	182

6,471	Eni SpA (Oil, Gas & Consumable Fuels)	62

320	Ferrari N.V. (Automobiles)	55

1,728	FinecoBank Banca Fineco SpA (Banks)(a)	23

521	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services) (b)	5

37,871	Intesa Sanpaolo SpA (Banks) (b)	73

1,115	Leonardo SpA (Aerospace & Defense)	7

1,412	Mediobanca Banca di Credito Finanziario SpA (Banks)	10

450	Moncler SpA (Textiles, Apparel & Luxury Goods)	17

1,444	Pirelli & C SpA (Auto Components) (a)(b)	6

1,363	Poste Italiane SpA (Insurance) (b)	12

676	Prusmian SpA (Electrical Equipment)	16

257	Recordati SpA (Pharmaceuticals)	13

5,158	Snam SpA (Oil, Gas & Consumable Fuels)	25

25,056	Telecom Italia SpA (Diversified Telecommunication Services)	11

21,767	Telecom Italia SpA (Diversified Telecommunication Services)	8

3,563	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	25

5,375	Unicredit SpA (Banks)	50

		684

	Japan — 6.74%

1,000	Acom Co. Ltd. (Consumer Finance)	4

500	Advantest Corp. (Semiconductors & Semiconductor Equipment) (b)	29

1,700	Aeon Mall Co. Ltd. (Food & Staples Retailing)	40

200	AEON Mall Co. Ltd. (Real Estate Management & Development)	3

500	AGC, Inc. (Building Products)	14

400	Air Water, Inc. (Chemicals)	6

1,100	Ajinomoto Co., Inc. (Food Products)	18

500	Alfresa Holdings Corp. (Health Care Providers & Services)	11

700	Amada Co. Ltd. (Machinery)	6

300	ANA Holdings, Inc. (Airlines)	7

300	Aozora Bank Ltd. (Banks)	5

1,000	Asahi Group Holdings Ltd. (Beverages)	35

500	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	14

3,200	Asahi Kasei Corp. (Chemicals)	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

4,800	Astellas Pharma, Inc. (Pharmaceuticals)	$80

200	Benesse Holdings, Inc. (Diversified Consumer Services)	5

1,400	Bridgestone Corp. (Auto Components)	46

500	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	9

200	Calbee, Inc. (Food Products)	6

2,600	Canon, Inc. (Technology Hardware, Storage & Peripherals)	51

400	Casio Computer Co. Ltd. (Household Durables)	7

400	Central Japan Railway Co. (Road & Rail)	63

1,600	Chubu Electric Power Co. Inc. (Electric Utilities)	20

1,800	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	96

2,800	Concordia Financial Group Ltd. (Banks)	9

300	CyberAgent, Inc. (Media)	15

600	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	14

500	Daicel Corp. (Chemicals)	4

300	Daifuku Co. Ltd. (Machinery)	26

2,700	Dai-ichi Life Holdings, Inc. (Insurance)	32

1,500	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	123

700	Daikin Industries Ltd. (Building Products)	114

300	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals)	4

200	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	18

1,500	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	35

5	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts) (b)	12

3,800	Daiwa Securities Group, Inc. (Capital Markets)	16

1,100	Denso Corp. (Auto Components)	43

100	Disco Corp. (Semiconductors & Semiconductor Equipment)	24

800	East Japan Railway Co. (Road & Rail)	56

700	Eisai Co. Ltd. (Pharmaceuticals)	56

300	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	6

7,800	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	27

600	FamilyMart Co. Ltd. (Food & Staples Retailing)	10

500	FANUC Corp. (Machinery)	90

200	Fast Retailing Co. Ltd. (Specialty Retail)	115

300	Fuji Electric Co. Ltd. (Electrical Equipment)	8

900	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	39

500	Fujitsu Ltd. (IT Services) (b)	58

8	GLP J-REIT (Equity Real Estate Investment Trusts) (b)	12

100	GMO Payment Gateway, Inc. (IT Services)	10

600	Hakuhodo DY Holdings, Inc. (Media)	7

300	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	13

600	Hankyu Hanshin Holdings, Inc. (Road & Rail)	20

100	Hikari Tsushin, Inc. (Specialty Retail)	23

1,000	Hino Motors Ltd. (Machinery)	7

Shares	Security Description	Value (000)

	Japan (continued)

100	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	$11

100	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	5

300	Hitachi Construction Machinery Co. Ltd. (Machinery)	8

2,500	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	79

500	Hitachi Metals Ltd. (Metals & Mining)	6

4,200	Honda Motor Co. Ltd. (Automobiles)	108

100	Hoshizaki Corp. (Machinery)	9

1,000	HOYA Corp. (Health Care Equipment & Supplies)	95

800	Hulic Co. Ltd. (Real Estate Management & Development)	8

500	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels) (b)	11

2,500	INPEX Corp. (Oil, Gas & Consumable Fuels)	16

1,100	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	6

1,500	Isuzu Motors Ltd. (Automobiles)	14

100	ITO EN Ltd. (Beverages)	6

3,400	ITOCHU Corp. (Trading Companies & Distributors)	74

200	ITOCHU Techno-Solutions Corp. (IT Services)	8

300	Japan Airlines Co. Ltd. (Airlines)	5

100	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	4

1,300	Japan Exchange Group, Inc. (Capital Markets)	30

4,000	Japan Post Holdings Co. Ltd. (Insurance) (b)	29

2	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	6

3	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	15

8	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	10

1,400	JFE Holdings, Inc. (Metals & Mining)	10

400	JGC Holdings Corp. (Construction & Engineering)	4

500	JSR Corp. (Chemicals)	10

1,100	Kajima Corp. (Construction & Engineering)	13

300	Kakaku.com, Inc. (Interactive Media & Services)	8

200	Kamigumi Co. Ltd. (Transportation Infrastructure)	4

500	Kansai Paint Co. Ltd. (Chemicals)	11

1,200	Kao Corp. (Personal Products)	95

300	Kawasaki Heavy Industries Ltd. (Machinery)	4

4,300	KDDI Corp. (Wireless Telecommunication Services)	128

200	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	9

500	Keikyu Corp. (Road & Rail)	8

300	Keio Corp. (Road & Rail)	17

300	Keisei Electric Railway Co. Ltd. (Road & Rail)	9

500	Keyence Corp. (Electronic Equipment, Instruments & Components)	211

400	Kikkoman Corp. (Food Products)	19

400	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	18

2,100	Kirin Holdings Co. Ltd., Class – C (Beverages)	44

100	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	9

200	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

2,300	Komatsu Ltd. (Machinery)	$47

200	Konami Holdings Corp. (Entertainment)	7

100	Kose Corp. (Personal Products)	12

2,600	Kubota Corp. (Machinery)	39

900	Kuraray Co. Ltd. (Chemicals)	9

300	Kurita Water Industries Ltd. (Machinery)	8

800	Kyocera Corp. (Electronic Equipment, Instruments & Components)	44

700	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	18

800	Kyushu Electric Power Co., Inc. (Electric Utilities)	7

400	Kyushu Railway Co. (Road & Rail)	10

100	Lawson, Inc. (Food & Staples Retailing)	5

200	LINE Corp. (Interactive Media & Services) (a)	10

600	Lion Corp. (Household Products)	14

700	LIXIL Group Corp. (Building Products)	10

3,900	Marubeni Corp. (Trading Companies & Distributors)	18

500	Marui Group Co. Ltd. (Multiline Retail)	9

1,500	Mazda Motor Corp. (Automobiles)	9

200	McDonald’s Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	11

1,800	Mebuki Financial Group, Inc. (Banks)	4

500	Medipal Holdings Corp. (Health Care Providers & Services)	10

300	MEIJI Holdings Co. Ltd. (Food Products)	24

200	Mercari, Inc. (Internet & Direct Marketing Retail) (a)	6

900	MINEBEA MITSUMI, Inc. (Machinery)	16

15,549	MISUMI Group, Inc. (Machinery)	392

3,200	Mitsubishi Chemical Holdings Corp. (Chemicals)	19

3,500	Mitsubishi Corp. (Trading Companies & Distributors)	73

4,700	Mitsubishi Electric Corp. (Electrical Equipment)	61

3,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	45

300	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	5

800	Mitsubishi Heavy Industries Ltd. (Machinery)	19

300	Mitsubishi Materials Corp. (Metals & Mining)	6

31,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	125

800	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	4

4,200	Mitsui & Co. Ltd. (Trading Companies & Distributors)	62

500	Mitsui Chemicals, Inc. (Chemicals)	10

2,300	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	41

200	Miura Co. Ltd. (Machinery)	8

61,400	Mizuho Financial Group, Inc. (Banks)	76

300	MonotaRO Co. Ltd. (Trading Companies & Distributors)	12

1,100	MS&AD Insurance Group Holdings, Inc. (Insurance)	30

1,500	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	88

300	Nabtesco Corp. (Machinery)	9

500	Nagoya Railroad Co. Ltd. (Road & Rail)	14

Shares	Security Description	Value (000)

	Japan (continued)

600	NEC Corp. (Technology Hardware, Storage & Peripherals)	$29

600	NGK Insulators Ltd. (Machinery)	8

300	NGK Spark Plug Co. Ltd. (Auto Components)	4

200	NH Foods Ltd. (Food Products)	8

10,636	Nidec Corp. (Electrical Equipment)	717

800	Nikon Corp. (Household Durables)	7

300	Nintendo Co. Ltd. (Entertainment)	134

3	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	17

200	Nippon Express Co. Ltd. (Road & Rail)	10

400	Nippon Paint Holdings Co. Ltd. (Chemicals)	29

5	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts) (b)	15

100	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	8

2,000	Nippon Steel Corp. (Metals & Mining) (b)	19

3,300	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	77

300	Nippon Yusen Kabushiki Kaisha (Marine)	4

300	Nissan Chemical Corp. (Chemicals)	15

500	Nisshin Seifun Group, Inc. (Food Products)	7

200	Nissin Foods Holdings Co. Ltd. (Food Products)	18

200	Nitori Holdings Co. Ltd. (Specialty Retail)	39

400	Nitto Denko Corp. (Chemicals)	23

8,400	Nomura Holdings, Inc. (Capital Markets)	38

400	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	7

11	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	13

800	Nomura Research Institute Ltd. (IT Services)	22

800	NSK Ltd. (Machinery)	6

1,600	NTT Data Corp. (IT Services)	18

3,000	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	80

1,500	Obayashi Corp. (Construction & Engineering)	14

800	Odakyu Electric Railway Co. Ltd. (Road & Rail)	20

2,400	Oji Paper Co. Ltd. (Paper & Forest Products)	11

500	OMRON Corp. (Electronic Equipment, Instruments & Components)	33

900	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	26

100	Oracle Corp. Japan (Software)	12

500	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	66

3,400	ORIX Corp. (Diversified Financial Services)	42

7	ORIX JREIT, Inc. (Equity Real Estate Investment Trusts)	9

1,000	Osaka Gas Co. Ltd. (Gas Utilities)	20

300	OTSUKA Corp. (IT Services)	16

1,000	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	44

1,100	Pan Pacific International Holdings Corp. (Multiline Retail)	25

5,600	Panasonic Corp. (Household Durables)	49

300	Park24 Co. Ltd. (Commercial Services & Supplies)	5

500	Persol Holdings Co. Ltd. (Professional Services)	7

2,200	Rakuten, Inc. (Internet & Direct Marketing Retail)	19

3,300	Recruit Holdings Co. Ltd. (Professional Services) (b)	113

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

5,200	Resona Holdings, Inc. (Banks)	$18

1,900	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	14

100	Rinnai Corp. (Household Durables)	8

200	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	13

1,000	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	18

600	SBI Holdings, Inc. (Capital Markets)	13

100	Scsk Corp. (IT Services)	5

600	Secom Co. Ltd. (Commercial Services & Supplies)	53

400	Sega Sammy Holdings, Inc. (Leisure Products)	5

400	Seibu Holdings, Inc. (Industrial Conglomerates)	4

600	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	7

1,000	Sekisui Chemical Co. Ltd. (Household Durables)	14

1,600	Sekisui House Ltd. (Household Durables)	31

1,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	62

1,100	Seven Bank Ltd. (Banks)	3

400	SG Holdings Co. Ltd. (Air Freight & Logistics)	13

500	Sharp Corp. (Household Durables) (b)	5

600	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	16

200	Shimano, Inc. (Leisure Products)	38

1,400	Shimizu Corp. (Construction & Engineering)	12

900	Shin-Etsu Chemical Co. Ltd. (Chemicals)	105

400	Shinsei Bank Ltd. (Banks) (b)	5

700	Shionogi & Co. Ltd. (Pharmaceuticals)	44

1,000	Shiseido Co. Ltd. (Personal Products)	64

300	Showa Denko KK (Chemicals)	7

4,800	Softbank Corp. (Wireless Telecommunication Services) (b)	61

4,000	SoftBank Group Corp. (Wireless Telecommunication Services)	202

200	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	9

900	Sompo Holdings, Inc. (Insurance)	31

3,300	Sony Corp. (Household Durables)	228

200	Square Enix Holdings Co. Ltd. (Entertainment)	10

300	Stanley Electric Co. Ltd. (Auto Components)	7

4,200	Sumitomo Chemical Co. Ltd. (Chemicals)	13

3,000	Sumitomo Corp. (Trading Companies & Distributors)	35

1,900	Sumitomo Electric Industries Ltd. (Auto Components)	22

300	Sumitomo Heavy Industries Ltd. (Machinery)	7

600	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	17

3,300	Sumitomo Mitsui Financial Group, Inc. (Banks)	93

900	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	25

600	Sumitomo Rubber Industries Ltd. (Auto Components)	6

200	Sundrug Co. Ltd. (Food & Staples Retailing)	7

400	Suntory Beverage & Food Ltd. (Beverages)	16

200	Suzuken Co. Ltd. (Health Care Providers & Services)	7

Shares	Security Description	Value (000)

	Japan (continued)

400	Sysmex Corp. (Health Care Equipment & Supplies)	$31

1,300	T&D Holdings, Inc. (Insurance)	11

300	Taiheiyo Cement Corp. (Construction Materials)	7

500	Taisei Corp. (Construction & Engineering)	18

100	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	6

4,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	145

300	TDK Corp. (Electronic Equipment, Instruments & Components)	30

500	Teijin Ltd. (Chemicals)	8

1,700	Terumo Corp. (Health Care Equipment & Supplies)	65

1,200	The Chiba Bank Ltd. (Banks)	6

600	The Chugoku Electric Power Company, Inc. (Electric Utilities)	8

1,800	The Kansai Electric Power Co., Inc. (Electric Utilities)	17

1,000	The Shizuoka Bank Ltd. (Banks)	6

300	THK Co. Ltd. (Machinery)	7

500	TIS, Inc. (IT Services)	11

500	Tobu Railway Co. Ltd. (Road & Rail)	17

300	Toho Co. Ltd. (Entertainment)	11

200	Toho Gas Co. Ltd. (Gas Utilities)	10

1,000	Tohoku Electric Power Co., Inc. (Electric Utilities)	10

1,600	Tokio Marine Holdings, Inc. (Insurance)	70

100	Tokyo Century Corp. (Diversified Financial Services)	5

400	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	99

1,400	Tokyo Fudosan Holdings Corp. (Real Estate Management & Development) (b)	7

1,000	Tokyo Gas Co. Ltd. (Gas Utilities)	24

1,300	Tokyu Corp. (Road & Rail)	18

800	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	13

3,400	Toray Industries, Inc. (Chemicals)	16

1,000	Toshiba Corp. (Industrial Conglomerates)	32

600	Tosoh Corp. (Chemicals)	8

400	TOTO Ltd. (Building Products)	15

200	Toyo Suisan Kaisha Ltd. (Food Products)	11

200	Toyoda Gosei Co. Ltd. (Auto Components)	4

5,500	Toyota Motor Corp. (Automobiles)	345

500	Toyota Tsusho Corp. (Trading Companies & Distributors)	13

100	Tsuruha Holdings, Inc. (Food & Staples Retailing)	14

1,000	Unicharm Corp. (Household Products)	41

7	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	8

500	USS Co. Ltd. (Specialty Retail)	8

100	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	8

400	West Japan Railway Co. (Road & Rail)	22

300	Yakult Honsha Co. Ltd. (Food Products) (b)	18

1,800	Yamada Denki Co. Ltd. (Specialty Retail)	9

300	Yamaha Corp. (Leisure Products)	14

800	Yamaha Motor Co. Ltd. (Automobiles)	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

800	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	$17

300	Yamazaki Baking Co. Ltd. (Food Products)	5

600	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	21

600	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	9

6,700	Z Holdings Corp. (Interactive Media & Services)	33

300	ZOZO, Inc. (Internet & Direct Marketing Retail)	7

		8,925

	Jersey — 0.06%

25,695	Glencore PLC (Metals & Mining) (b)	54

3,155	WPP PLC (Media)	25

		79

	Liberia — 0.02%

448	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	23

	Luxembourg — 0.03%

1,600	Altice Europe NV (Media) (a)(b)	6

1,650	ArcelorMittal SA (Metals & Mining) (a)	18

984	SES SA (Media) (b)	7

1,138	Tenaris SA (Energy Equipment & Services)	7

		38

	Netherlands — 1.45%

1,276	ABN AMRO Group N.V. (Banks) (b)	11

295	Adyen N.V. (IT Services) (a)(b)	429

4,187	AEGON N.V. (Insurance)	12

392	AerCap Holdings N.V. (Trading Companies & Distributors) (a)	12

1,487	Airbus SE (Aerospace & Defense) (a)	107

513	Akzo Nobel N.V. (Chemicals)	46

1,095	ASML Holding N.V. (Semiconductors & Semiconductor Equipment) (b)	400

2,515	CNH Industrial N.V. (Machinery)	18

274	Exor N.V. (Diversified Financial Services)	16

292	Heineken Holding N.V., Class – A (Beverages)	24

659	Heineken N.V. (Beverages)	61

9,913	ING Groep N.V. (Banks)	69

292	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail) (a)(b)	31

2,801	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	76

443	Koninklijke DSM N.V. (Chemicals)	61

9,043	Koninklijke KPN N.V. (Diversified Telecommunication Services)	24

2,305	Koninklijke Philips N.V. (Health Care Equipment & Supplies)	108

181	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	10

680	LyondellBasell Industries N.V., Class – A (Chemicals)	45

774	NN Group N.V. (Insurance) (b)	26

713	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	81

1,241	Prosus N.V. (Internet & Direct Marketing Retail) (a)(b)	115

Shares	Security Description	Value (000)

	Netherlands (continued)

568	QIAGEN N.V. (Life Sciences Tools & Services) (a)	$24

276	Randstad N.V. (Professional Services)	12

1,640	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	45

694	Wolters Kluwer N.V. (Professional Services)	55

		1,918

	New Zealand — 0.08%

1,836	a2 Milk Co. Ltd. (Food Products) (a)	24

2,680	Auckland International Airport Ltd. (Transportation Infrastructure)	11

1,455	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	35

1,764	Mercury NZ Ltd. (Electric Utilities)	5

2,860	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	9

860	Ryman Healthcare Ltd. (Health Care Providers & Services)	7

5,100	Spark New Zealand Ltd. (Diversified Telecommunication Services)	15

		106

	Norway — 0.13%

2,403	DNB ASA (Banks) (a)	32

2,540	Equinor ASA (Oil, Gas & Consumable Fuels)	37

485	Gjensidige Forsikring ASA (Insurance) (a)	9

1,094	Mowi ASA (Food Products)	21

2,954	Norsk Hydro ASA (Metals & Mining) (a)	8

1,866	Orkla ASA (Food Products)	16

194	Schibsted ASA, Class – B (Media) (a)(b)	5

1,828	Telenor ASA (Diversified Telecommunication Services)	27

438	Yara International ASA (Chemicals)	15

		170

	Papua New Guinea — 0.01%

4,780	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	11

	Portugal — 0.04%

6,487	EDP – Energias de Portugal SA (Electric Utilities)	31

1,241	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels) (b)	14

633	Jeronimo Martins, SGPS, SA (Food & Staples Retailing) (a)	11

		56

	Singapore — 0.28%

8,140	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	19

6,000	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts)	7

6,700	CapitaLand Ltd. (Real Estate Management & Development) (a)	14

7,000	CapitaLand Mall Trust (Equity Real Estate Investment Trusts)	10

1,000	City Developments Ltd. (Real Estate Management & Development)	6

4,600	DBS Group Holdings Ltd. (Banks)	69

21,800	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	12

200	Jardine Cycle & Carriage Ltd. (Distributors)	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Singapore (continued)

4,100	Keppel Corp. Ltd. (Industrial Conglomerates)	$18

5,600	Mapletree Commercial Trust (Equity Real Estate Investment Trusts)	8

5,800	Mapletree Logistics Trust (Equity Real Estate Investment Trusts)	8

8,413	Oversea-Chinese Banking Corp. Ltd. (Banks)	55

2,700	Singapore Airlines Ltd. (Airlines)	7

2,000	Singapore Exchange Ltd. (Capital Markets)	12

4,800	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	11

20,700	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	37

6,800	Suntec REIT (Equity Real Estate Investment Trusts)	7

3,000	United Overseas Bank Ltd. (Banks)	44

1,000	United Overseas Land Group Ltd. (Real Estate Management & Development)	5

700	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	8

5,000	Wilmar International Ltd. (Food Products)	15

		375

	South Africa — 0.36%

2,615	Naspers Ltd. (Media)	481

	Spain — 0.96%

597	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	15

171	Aena SME SA (Transportation Infrastructure) (a)(b)	23

1,097	Amadeus IT Group SA (IT Services)	58

16,961	Banco Bilbao Vizcaya Argentaria SA (Banks)	58

42,327	Banco Santander SA (Banks) (b)	104

1,832	Bankinter SA (Banks)	9

9,071	CaixaBank SA (Banks)	19

636	Cellnex Telecom SA (Diversified Telecommunication Services) (b)	39

585	Enagas SA (Oil, Gas & Consumable Fuels) (b)	14

802	Endesa SA (Electric Utilities)	20

1,255	Ferrovial SA (Construction & Engineering)	34

756	Grifols SA (Biotechnology)	23

14,943	Iberdrola SA (Electric Utilities)	174

20,517	Industria de Diseno Textil SA (Specialty Retail)	543

2,181	Mapfre SA (Insurance)	4

768	Naturgy Energy Group SA (Gas Utilities)	14

1,081	Red Electrica Corp. SA (Electric Utilities)	20

2,856	Repsol SA (Oil, Gas & Consumable Fuels)	26

597	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment) (a)	11

11,884	Telefonica SA (Diversified Telecommunication Services)	57

		1,265

	Sweden — 0.70%

779	Alfa Laval AB (Machinery) (a)	17

2,548	Assa Abloy AB, B Shares (Building Products)	52

1,708	Atlas Copco AB, A Shares (Machinery)	72

989	Atlas Copco AB, B Shares (Machinery)	37

773	Boliden AB (Metals & Mining)	18

Shares	Security Description	Value (000)

	Sweden (continued)

623	Electrolux AB, B Shares (Household Durables)	$11

1,637	Epiroc AB, Class – A (Machinery)	21

1,066	Epiroc AB, Class – B (Machinery)	13

518	Equities AB (Capital Markets)	9

1,541	Essity AB, Class – B (Household Products) (a)	50

325	Evolution Gaming Group AB (Hotels, Restaurants & Leisure) (b)	19

2,036	Hennes & Mauritz AB, B Shares (Specialty Retail)	30

711	Hexagon AB, Class – B (Electronic Equipment, Instruments & Components) (a)	42

854	Husqvarna AB (Household Durables)	7

221	ICA Gruppen AB (Food & Staples Retailing)	11

451	Industrivarden AB, C Shares (Diversified Financial Services) (a)	10

321	Investment AB Latour, Class – B (Industrial Conglomerates)	6

1,158	Investor AB, B Shares (Diversified Financial Services)	61

673	Kinnevik AB, Class – B (Diversified Financial Services)	18

169	L E Lundbergforetagen AB, Class – B (Diversified Financial Services) (a)	8

560	Lundin Energy AB (Oil, Gas & Consumable Fuels)	14

677	Nibe Industrier AB, B Shares (Building Products) (a)	15

2,868	Sandvik AB (Machinery) (a)	54

856	Securitas AB, B Shares (Commercial Services & Supplies) (a)	12

4,127	Skandinaviska Enskilda Banken AB, Class – A (Banks) (a)	36

802	Skanska AB, B Shares (Construction & Engineering) (a)	16

1,083	SKF AB, B Shares (Machinery)	20

1,316	Svenska Cellulosa AB SCA, B Shares (Paper & Forest Products) (a)	16

3,948	Svenska Handelsbanken AB, A Shares (Banks) (a)	37

2,295	Swedbank AB, A Shares (Banks) (a)	29

1,242	Tele2 AB, B Shares (Wireless Telecommunication Services)	17

7,494	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	69

6,933	Telia Co. AB (Diversified Telecommunication Services) (b)	26

3,777	Volvo AB, B Shares (Machinery)	59

		932

	Switzerland — 3.67%

4,692	ABB Ltd., Registered Shares (Electrical Equipment)	106

371	Adecco Group AG (Professional Services)	17

1,226	Alcon, Inc. (Health Care Equipment & Supplies) (a)	71

117	Baloise Holding AG, Registered Shares (Insurance)	18

70	Banque Cantonale Vaudoise, Registered Shares (Banks)	7

8	Barry Callebaut AG, Registered Shares (Food Products)	15

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Switzerland (continued)

3	Chocoladefabriken Lindt & Spruengli AG (Food Products)	$25

1,169	Chubb Ltd. (Insurance)	148

541	Clariant AG, Registered Shares (Chemicals) (a)	11

520	Coca-Cola HBC AG (Beverages)	13

1,329	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	86

6,235	Credit Suisse Group AG, Registered Shares (Capital Markets)	65

21	EMS-Chemie Holding AG (Chemicals)	16

361	Garmin Ltd. (Household Durables)	35

94	Geberit AG, Registered Shares (Building Products)	47

24	Givaudan SA, Registered Shares (Chemicals)	89

559	Julius Baer Group Ltd. (Capital Markets)	23

137	Kuehne & Nagel International AG, Registered Shares (Marine) (a)	23

1,325	LafargeHolcim Ltd., Registered Shares (Construction Materials) (b)	58

444	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	29

190	Lonza Group AG, Registered Shares (Life Sciences Tools & Services) (b)	101

7,609	Nestle SA, Registered Shares (Food Products)	845

5,493	Novartis AG, Registered Shares (Pharmaceuticals)	479

83	Pargesa Holding SA (Diversified Financial Services)	6

48	Partners Group Holding AG (Capital Markets)	44

5,105	Roche Holding AG (Pharmaceuticals)	1,770

102	Schindler Holding AG (Machinery)	24

50	Schindler Holding AG, Registered Shares (Machinery)	12

15	SGS SA, Registered Shares (Professional Services) (b)	37

356	Sika AG, Registered Shares (Chemicals) (b)	69

139	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies) (a)(b)	28

26	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	22

86	Swiss Life Holding AG (Insurance)	32

190	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	18

750	Swiss Re AG (Insurance)	58

66	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	35

900	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	73

164	Temenos AG, Registered Shares (Software)	25

108	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	4

82	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	16

9,414	UBS Group AG (Capital Markets)	109

113	Vifor Pharma AG (Pharmaceuticals)	17

382	Zurich Financial Services AG (Insurance)	135

		4,861

Shares	Security Description	Value (000)

	Taiwan — 0.44%

10,248	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Semiconductors & Semiconductor Equipment)	$582

	United Arab Emirates — 0.00%

339	NMC Health PLC (Health Care Providers & Services) (a)(c)	—

	United Kingdom — 4.61%

2,438	3i Group PLC (Capital Markets)	25

496	Admiral Group PLC (Insurance)	14

4,133	Amcor PLC (Containers & Packaging)	42

3,061	Anglo American PLC (Metals & Mining)	71

961	Antofagasta PLC (Metals & Mining)	11

597	Aon PLC, Class – A (Insurance)	114

651	Aptiv PLC (Auto Components)	51

1,142	Ashtead Group PLC (Trading Companies & Distributors)	39

902	Associated British Foods PLC (Food Products)	21

3,373	AstraZeneca PLC (Pharmaceuticals) (b)	351

2,623	Auto Trader Group PLC (Interactive Media & Services) (b)	17

170	Aveva Group PLC (Software)	9

9,943	Aviva PLC (Insurance)	34

8,149	BAE Systems PLC (Aerospace & Defense)	49

43,922	Barclays PLC (Banks)	62

2,421	Barratt Developments PLC (Household Durables)	15

341	Berkeley Group Holdings PLC (Household Durables)	18

52,143	BP PLC (Oil, Gas & Consumable Fuels)	199

2,489	British Land Co. PLC (Equity Real Estate Investment Trusts)	12

21,316	BT Group PLC (Diversified Telecommunication Services)	30

886	Bunzl PLC (Trading Companies & Distributors)	24

1,017	Burberry Group PLC (Textiles, Apparel & Luxury Goods) (b)	20

530	Coca-Cola European Partners PLC (Beverages)	20

4,480	Compass Group PLC (Hotels, Restaurants & Leisure) (b)	62

8,163	Croda International PLC (Chemicals)	531

5,979	Diageo PLC (Beverages)	199

3,851	Direct Line Insurance Group PLC (Insurance)	13

575	Ferguson PLC (Trading Companies & Distributors)	46

12,832	GlaxoSmithKline PLC (Pharmaceuticals)	259

950	Halma PLC (Electronic Equipment, Instruments & Components)	27

823	Hargreaves Lansdown PLC (Capital Markets)	17

496	Hikma Pharmaceuticals PLC (Pharmaceuticals) (b)	14

52,229	HSBC Holdings PLC (Banks)	244

3,731	Informa PLC (Media)	22

8,611	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	379

405	Intertek Group PLC (Professional Services)	27

10,175	ITV PLC (Media)	9

4,827	J Sainsbury PLC (Food & Staples Retailing)	12

950	JD Sports Fashion PLC (Specialty Retail) (b)	7

547	Johnson Matthey PLC (Chemicals)	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United Kingdom (continued)

5,891	Kingfisher PLC (Specialty Retail)	$17

1,659	Land Securities Group PLC (Equity Real Estate Investment Trusts)	11

15,153	Legal & General Group PLC (Insurance)	41

439	Liberty Global PLC, Class – A (Media) (a)	10

1,047	Liberty Global PLC, Class – C (Media) (a)	22

1,365	Linde PLC (Chemicals)	290

213,096	Lloyds Banking Group PLC (Banks)	82

801	London Stock Exchange Group PLC (Capital Markets) (b)	83

6,041	M&G PLC (Diversified Financial Services)	13

11,643	Melrose Industries PLC (Electrical Equipment)	16

1,214	Mondi PLC (Paper & Forest Products)	23

8,865	National Grid PLC (Multi-Utilities)	108

350	Next PLC (Multiline Retail)	21

1,147	Ocado Group PLC (Internet & Direct Marketing Retail) (a)(b)	29

2,183	Pearson PLC (Media)	16

795	Persimmon PLC (Household Durables)	22

6,619	Prudential PLC (Insurance)	100

1,827	RecKitt Benckiser Group PLC (Household Products)	168

4,937	RELX PLC (Professional Services)	115

4,625	Rentokil Initial PLC (Commercial Services & Supplies)	29

2,900	Rio Tinto PLC (Metals & Mining)	163

4,845	Rolls-Royce Holdings PLC (Aerospace & Defense) (b)	17

12,230	Royal Bank of Scotland Group PLC (Banks)(b)	18

10,542	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	169

9,612	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	146

2,942	RSA Insurance Group PLC (Insurance)	15

325	Schroders PLC (Capital Markets)	12

2,779	Segro PLC (Equity Real Estate Investment Trusts)	31

377	Sensata Technologies Holding PLC (Electrical Equipment) (a)	14

626	Severn Trent PLC (Water Utilities)	19

2,223	Smith & Nephew PLC (Health Care Equipment & Supplies)	41

939	Smiths Group PLC (Industrial Conglomerates)	16

184	Spirax-Sarco Engineering PLC (Machinery)	23

2,629	SSE PLC (Electric Utilities)	45

24,126	St. James Place PLC (Capital Markets)	283

6,902	Standard Chartered PLC (Banks)	37

5,849	Standard Life Aberdeen PLC (Diversified Financial Services)	19

7,703	Taylor Wimpey PLC (Household Durables) (b)	14

24,925	Tesco PLC (Food & Staples Retailing)	70

2,722	The Sage Group PLC (Software)	22

3,737	Unilever N.V. (Personal Products)	199

2,966	Unilever PLC (Personal Products)	160

1,702	United Utilities Group PLC (Water Utilities)	19

68,170	Vodafone Group PLC (Wireless Telecommunication Services)	108

Shares	Security Description	Value (000)

	United Kingdom (continued)

574	Whitbread PLC (Hotels, Restaurants & Leisure)	$16

6,672	William Morrison Supermarkets PLC (Food & Staples Retailing)	16

328	Willis Towers Watson PLC (Insurance)	65

		6,103

	United States — 58.49%

1,480	3M Co. (Industrial Conglomerates)	231

352	A.O. Smith Corp. (Building Products)	17

4,510	Abbott Laboratories (Health Care Equipment & Supplies)	411

4,502	AbbVie, Inc. (Biotechnology)	443

119	Abiomed, Inc. (Health Care Equipment & Supplies) (a)	29

1,624	Accenture PLC, Class – A (IT Services)	349

1,982	Activision Blizzard, Inc. (Entertainment)	150

1,233	Adobe, Inc. (Software) (a)	537

182	Advance Auto Parts, Inc. (Specialty Retail)	26

2,950	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment) (a)	155

1,766	Aflac, Inc. (Insurance)	64

789	Agilent Technologies, Inc. (Life Sciences Tools & Services)	70

569	Air Products & Chemicals, Inc. (Chemicals)	138

412	Akamai Technologies, Inc. (IT Services) (a)	44

255	Albemarle Corp. (Chemicals)	20

311	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	50

191	Align Technology, Inc. (Health Care Equipment & Supplies) (a)	52

624	Alliant Energy Corp. (Electric Utilities)	30

918	Ally Financial, Inc. (Consumer Finance)	18

1,457	Alphabet, Inc., Class – A (Interactive Media & Services) (a)	2,066

785	Alphabet, Inc., Class – C (Interactive Media & Services) (a)	1,110

1,460	Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	4,027

20	AMERCO (Road & Rail)	6

628	Ameren Corp. (Multi-Utilities)	44

1,275	American Electric Power Co., Inc. (Electric Utilities)	102

1,759	American Express Co. (Consumer Finance)	168

184	American Financial Group, Inc. (Insurance)	12

2,219	American International Group, Inc. (Insurance)	69

1,139	American Tower Corp. (Equity Real Estate Investment Trusts)	295

7,182	American Water Works Co., Inc. (Water Utilities)	924

323	Ameriprise Financial, Inc. (Capital Markets)	48

394	AmerisourceBergen Corp. (Health Care Providers & Services)	40

1,509	Amgen, Inc. (Biotechnology)	356

756	Amphenol Corp., Class – A (Electronic Equipment, Instruments & Components)	73

940	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	115

3,608	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	24

215	ANSYS, Inc. (Software) (a)	63

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

646	Anthem, Inc. (Health Care Providers & Services)	$170

11,205	Apple, Inc. (Technology Hardware, Storage & Peripherals)	4,088

2,384	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	144

597	Aramark (Hotels, Restaurants & Leisure)	13

1,420	Archer-Daniels-Midland Co. (Food Products)	57

145	Arista Networks, Inc. (Communications Equipment) (a)	30

209	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components) (a)	14

476	Arthur J. Gallagher & Co. (Insurance)	46

147	Assurant, Inc. (Insurance)	15

18,373	AT&T, Inc. (Diversified Telecommunication Services)	555

304	Atmos Energy Corp. (Gas Utilities)	30

567	Autodesk, Inc. (Software) (a)	136

194	Autoliv, Inc. (Auto Components)	13

1,114	Automatic Data Processing, Inc. (IT Services)	166

356	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	55

211	Avery Dennison Corp. (Containers & Packaging)	24

493	Axalta Coating Systems Ltd. (Chemicals) (a)	11

1,637	Baker Hughes, Inc. (Energy Equipment & Services)	25

826	Ball Corp. (Containers & Packaging)	58

20,263	Bank of America Corp. (Banks)	481

1,297	Baxter International, Inc. (Health Care Equipment & Supplies)	112

696	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	167

3,565	Berkshire Hathaway, Inc., Class – B (Diversified Financial Services) (a)	637

605	Best Buy Co., Inc. (Specialty Retail)	53

447	Biogen, Inc. (Biotechnology) (a)	120

458	BioMarin Pharmaceutical, Inc. (Biotechnology) (a)	56

56	Bio-Rad Laboratories, Inc., Class – A (Life Sciences Tools & Services) (a)	25

378	Black Knight, Inc. (IT Services) (a)	27

388	BlackRock, Inc., Class – A (Capital Markets)	211

5,772	Bluebird Bio, Inc. (Biotechnology) (a)	352

105	Booking Holdings, Inc. (Internet & Direct Marketing Retail) (a)	167

354	Booz Allen Hamilton Holding Corp. (IT Services)	28

492	BorgWarner, Inc. (Auto Components)	17

394	Boston Properties, Inc. (Equity Real Estate Investment Trusts)	36

3,668	Boston Scientific Corp. (Health Care Equipment & Supplies) (a)	129

5,795	Bristol-Myers Squibb Co. (Pharmaceuticals)	341

292	Broadridge Financial Solutions, Inc. (IT Services)	37

611	Brown & Brown, Inc. (Insurance)	25

787	Brown-Forman Corp., Class – B (Beverages)	50

169	Burlington Stores, Inc. (Specialty Retail) (a)	33

341	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	27

Shares	Security Description	Value (000)

	United States (continued)

10	Cable One, Inc. (Media)	$18

716	Cadence Design Systems, Inc. (Software) (a)	69

244	Camden Property Trust (Equity Real Estate Investment Trusts)	22

423	Campbell Soup Co. (Food Products)	21

746	Cardinal Health, Inc. (Health Care Providers & Services)	39

415	CarMax, Inc. (Specialty Retail) (a)	37

2,109	Carrier Global Corp. (Building Products)	47

447	Catalent, Inc. (Pharmaceuticals) (a)	33

1,423	Caterpillar, Inc. (Machinery)	180

283	CBOE Global Markets, Inc. (Capital Markets)	26

811	CBRE Group, Inc., Class – A (Real Estate Management & Development) (a)	36

345	CDK Global, Inc. (Software)	14

305	Celanese Corp., Series A (Chemicals)	26

1,508	Centene Corp. (Health Care Providers & Services) (a)	96

1,266	CenterPoint Energy, Inc. (Multi-Utilities)	24

2,503	CenturyLink, Inc. (Diversified Telecommunication Services)	25

801	Cerner Corp. (Health Care Technology)	55

578	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	28

4,808	Chevron Corp. (Oil, Gas & Consumable Fuels)	429

67	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure) (a)	71

626	Church & Dwight Co., Inc. (Household Products)	48

961	Cigna Corp. (Health Care Providers & Services)	180

420	Cincinnati Financial Corp. (Insurance)	27

224	Cintas Corp. (Commercial Services & Supplies)	60

10,844	Cisco Systems, Inc. (Communications Equipment)	507

5,406	Citigroup, Inc. (Banks)	276

1,097	Citizens Financial Group, Inc. (Banks)	28

300	Citrix Systems, Inc. (Software)	44

922	CME Group, Inc. (Capital Markets)	150

724	CMS Energy Corp. (Multi-Utilities)	42

430	Cognex Corp. (Electronic Equipment, Instruments & Components)	26

1,397	Cognizant Technology Solutions Corp. (IT Services)	79

2,099	Colgate-Palmolive Co. (Household Products)	154

11,616	Comcast Corp., Class – A (Media)	452

343	Comerica, Inc. (Banks)	13

1,241	Conagra Brands, Inc. (Food Products)	44

2,770	ConocoPhillips (Oil, Gas & Consumable Fuels)	116

848	Consolidated Edison, Inc. (Multi-Utilities)	61

427	Constellation Brands, Inc., Class – A (Beverages)	75

534	Copart, Inc. (Commercial Services & Supplies)(a)	44

1,962	Corning, Inc. (Electronic Equipment, Instruments & Components)	51

1,909	Corteva, Inc. (Chemicals)	51

1,135	Costco Wholesale Corp. (Food & Staples Retailing)	344

186	Coupa Software, Inc. (Software) (a)	52

1,071	Crown Castle International Corp. (Equity Real Estate Investment Trusts)	180

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

342	Crown Holdings, Inc. (Containers & Packaging) (a)	$22

1,966	CSX Corp. (Road & Rail)	137

371	Cummins, Inc. (Machinery)	64

3,347	CVS Health Corp. (Health Care Providers & Services)	217

954	D.R. Horton, Inc. (Household Durables)	53

8,491	Danaher Corp. (Health Care Equipment & Supplies)	1,501

338	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	26

229	DaVita, Inc. (Health Care Providers & Services) (a)	18

772	Deere & Co. (Machinery)	121

586	Dell Technologies, Inc. (Technology Hardware, Storage & Peripherals) (a)	32

418	Delta Air Lines, Inc. (Airlines)	12

561	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	25

236	Dexcom, Inc. (Health Care Equipment & Supplies) (a)	96

671	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	95

800	Discover Financial Services (Consumer Finance)	40

360	Discovery, Inc., Class – A (Media) (a)	8

872	Discovery, Inc., Class – C (Media) (a)	17

445	DocuSign, Inc. (Software) (a)	77

2,119	Dominion Energy, Inc. (Multi-Utilities)	172

99	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	37

371	Dover Corp. (Machinery)	36

1,891	Dow, Inc. (Chemicals)	77

569	Dropbox, Inc. (Software) (a)	12

490	DTE Energy Co. (Multi-Utilities)	53

1,887	Duke Energy Corp. (Electric Utilities)	150

938	Duke Realty Corp. (Equity Real Estate Investment Trusts)	33

1,890	DuPont de Nemours, Inc. (Chemicals)	100

569	E*Trade Financial Corp. (Capital Markets)	28

342	East West Bancorp, Inc. (Banks)	12

358	Eastman Chemical Co. (Chemicals)	25

2,025	eBay, Inc. (Internet & Direct Marketing Retail)	106

4,270	Ecolab, Inc. (Chemicals)	850

915	Edison International (Electric Utilities)	50

1,614	Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (a)	112

1,000	Elanco Animal Health, Inc. (Pharmaceuticals) (a)	21

745	Electronic Arts, Inc. (Entertainment) (a)	98

2,201	Eli Lilly & Co. (Pharmaceuticals)	361

1,554	Emerson Electric Co. (Electrical Equipment)	96

508	Entergy Corp. (Electric Utilities)	48

10,214	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	517

139	EPAM Systems, Inc. (IT Services) (a)	35

309	Equifax, Inc. (Professional Services)	53

220	Equinix, Inc. (Equity Real Estate Investment Trusts)	155

Shares	Security Description	Value (000)

	United States (continued)

1,051	Equitable Holdings, Inc. (Diversified Financial Services)	$20

947	Equity Residential (Equity Real Estate Investment Trusts)	56

63	Erie Indemnity Co., Class – A (Insurance)	12

545	Essential Utilities, Inc. (Water Utilities)	23

169	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	39

581	Evergy, Inc. (Electric Utilities)	34

826	Eversource Energy (Electric Utilities)	69

2,480	Exelon Corp. (Electric Utilities)	90

351	Expedia Group, Inc. (Internet & Direct Marketing Retail)	29

434	Expeditors International of Washington, Inc. (Air Freight & Logistics)	33

330	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	30

10,821	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	483

153	F5 Networks, Inc. (Communications Equipment) (a)	21

6,152	Facebook, Inc., Class – A (Interactive Media & Services) (a)	1,396

96	FactSet Research Systems, Inc. (Capital Markets)	32

83	Fair Isaac Corp. (Software) (a)	35

1,463	Fastenal Co. (Trading Companies & Distributors)	62

182	Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	16

632	FedEx Corp. (Air Freight & Logistics)	89

1,581	Fidelity National Information Services, Inc. (IT Services)	212

1,810	Fifth Third Bancorp (Banks)	35

8,486	First Republic Bank (Banks)	899

1,378	FirstEnergy Corp. (Electric Utilities)	53

1,488	Fiserv, Inc. (IT Services) (a)	145

348	FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	14

331	FMC Corp. (Chemicals)	33

371	Fortinet, Inc. (Software) (a)	51

12,029	Fortive Corp. (Machinery)	815

336	Fortune Brands Home & Security, Inc. (Building Products)	21

748	Franklin Resources, Inc. (Capital Markets)	16

3,661	Freeport-McMoRan, Inc. (Metals & Mining)	42

226	Gartner, Inc. (IT Services) (a)	27

627	General Dynamics Corp. (Aerospace & Defense)	94

22,477	General Electric Co. (Industrial Conglomerates)	154

1,542	General Mills, Inc. (Food Products)	95

367	Genuine Parts Co. (Distributors)	32

3,254	Gilead Sciences, Inc. (Biotechnology)	250

786	Global Payments, Inc. (IT Services)	133

259	Globe Life, Inc. (Insurance)	19

436	GoDaddy, Inc., Class – A (IT Services) (a)	32

208	Guidewire Software, Inc. (Software) (a)	23

2,310	Halliburton Co. (Energy Equipment & Services)	30

328	Hasbro, Inc. (Leisure Products)	25

692	HCA Holdings, Inc. (Health Care Providers & Services)	67

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

393	HD Supply Holdings, Inc. (Trading Companies & Distributors) (a)	$14

1,263	Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	35

100	HEICO Corp. (Aerospace & Defense)	10

183	HEICO Corp., Class – A (Aerospace & Defense)	15

370	Henry Schein, Inc. (Health Care Providers & Services) (a)	22

700	Hess Corp. (Oil, Gas & Consumable Fuels)	36

3,301	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	32

684	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	50

448	HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	13

677	Hologic, Inc. (Health Care Equipment & Supplies) (a)	39

1,823	Honeywell International, Inc. (Industrial Conglomerates)	263

749	Hormel Foods Corp. (Food Products)	36

1,807	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	19

979	Howmet Aerospace, Inc. (Aerospace & Defense) (a)	16

3,780	HP, Inc. (Technology Hardware, Storage & Peripherals)	66

341	Humana, Inc. (Health Care Providers & Services)	132

2,604	Huntington Bancshares, Inc. (Banks)	24

103	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	18

194	IDEX Corp. (Machinery)	31

219	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	72

816	Illinois Tool Works, Inc. (Machinery)	143

379	Illumina, Inc. (Life Sciences Tools & Services) (a)	140

3,223	Incyte Corp. (Biotechnology) (a)	335

891	Ingersoll-Rand, Inc. (Machinery) (a)	25

159	Ingredion, Inc. (Food Products)	13

158	Insulet Corp. (Health Care Equipment & Supplies) (a)	31

10,954	Intel Corp. (Semiconductors & Semiconductor Equipment)	656

1,436	Intercontinental Exchange, Inc. (Capital Markets)	132

2,278	International Business Machines Corp. (IT Services)	275

222	International Flavors & Fragrances, Inc. (Chemicals)	27

950	International Paper Co. (Containers & Packaging)	34

670	Intuit, Inc. (Software)	198

345	Ionis Pharmaceuticals, Inc. (Biotechnology) (a)	20

482	IQVIA Holdings, Inc. (Life Sciences Tools & Services) (a)	68

722	Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	19

196	Jack Henry & Associates, Inc. (IT Services)	36

339	Jacobs Engineering Group, Inc. (Construction & Engineering)	29

136	Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	15

Shares	Security Description	Value (000)

	United States (continued)

214	JB Hunt Transport Services, Inc. (Road & Rail)	$26

6,736	Johnson & Johnson (Pharmaceuticals)	948

1,968	Johnson Controls International PLC (Building Products)	68

150	Jones Lang LaSalle, Inc. (Real Estate Management & Development)	16

7,875	JPMorgan Chase & Co. (Banks)	741

879	Juniper Networks, Inc. (Communications Equipment)	20

253	Kansas City Southern (Road & Rail)	38

653	Kellogg Co. (Food Products)	43

953	Keurig Dr Pepper, Inc. (Beverages)	27

2,513	KeyCorp (Banks)	31

478	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components) (a)	48

884	Kimberly-Clark Corp. (Household Products)	125

5,200	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	79

1,264	KKR & Co., Inc., Class – A (Capital Markets)	39

403	KLA Corp. (Semiconductors & Semiconductor Equipment)	78

358	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	15

570	L3Harris Technologies, Inc. (Aerospace & Defense)	97

248	Laboratory Corp. of America Holdings (Health Care Providers & Services) (a)	41

375	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	121

369	Lamb Weston Holding, Inc. (Food Products)	24

882	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	40

343	Leidos Holdings, Inc. (IT Services)	32

714	Lennar Corp., Class – A (Household Durables)	44

87	Lennox International, Inc. (Building Products)	20

54	Liberty Broadband Corp., Class – A (Media) (a)	7

273	Liberty Broadband Corp., Class – C (Media) (a)	34

476	Lincoln National Corp. (Insurance)	18

382	Live Nation Entertainment, Inc. (Entertainment) (a)	17

744	LKQ Corp. (Distributors) (a)	19

653	Lockheed Martin Corp. (Aerospace & Defense)	238

676	Loews Corp. (Insurance)	23

1,961	Lowe’s Companies, Inc. (Specialty Retail)	265

320	M&T Bank Corp. (Banks)	33

1,656	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	62

39	Markel Corp. (Insurance) (a)	36

1,387	MarketAxess Holdings, Inc. (Capital Markets)	694

709	Marriott International, Inc., Class – A (Hotels, Restaurants & Leisure)	61

1,302	Marsh & McLennan Companies, Inc. (Insurance)	140

159	Martin Marietta Materials, Inc. (Construction Materials)	33

718	Masco Corp. (Building Products)	36

2,289	MasterCard, Inc., Class – A (IT Services)	678

690	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	42

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

315	McCormick & Company, Inc. (Food Products)	$57

1,908	McDonald’s Corp. (Hotels, Restaurants & Leisure)	351

412	McKesson Corp. (Health Care Providers & Services)	63

114	MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	112

6,487	Merck & Co., Inc. (Pharmaceuticals)	502

1,994	MetLife, Inc. (Insurance)	73

62	Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	50

1,181	MGM Resorts International (Hotels, Restaurants & Leisure)	20

610	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	64

2,856	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	147

24,964	Microsoft Corp. (Software)	5,081

291	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	33

144	Mohawk Industries, Inc. (Household Durables) (a)	15

165	Molina Heathcare, Inc. (Health Care Providers & Services) (a)	29

479	Molson Coors Beverage Co., Class – B (Beverages)	16

3,666	Mondelez International, Inc., Class – A (Food Products)	186

124	MongoDB, Inc. (IT Services) (a)	28

439	Moody’s Corp. (Capital Markets)	121

3,072	Morgan Stanley (Capital Markets)	148

437	Motorola Solutions, Inc. (Communications Equipment)	61

293	Nasdaq, Inc. (Capital Markets)	35

903	National Oilwell Varco, Inc. (Energy Equipment & Services)	11

576	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	26

966	Newell Brands, Inc. (Household Durables)	15

2,069	Newmont Corp. (Metals & Mining)	129

1,257	NextEra Energy, Inc. (Electric Utilities)	301

1,025	Nielsen Holdings PLC (Professional Services)	15

3,178	NIKE, Inc., Class – B (Textiles, Apparel & Luxury Goods)	311

943	NiSource, Inc. (Multi-Utilities)	21

149	Nordson Corp. (Machinery)	28

660	Norfolk Southern Corp. (Road & Rail)	116

513	Northern Trust Corp. (Capital Markets)	41

412	Northrop Grumman Corp. (Aerospace & Defense)	127

1,470	Nortonlifelock, Inc. (Software)	29

773	Nucor Corp. (Metals & Mining)	32

3,153	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,198

9	NVR, Inc. (Household Durables) (a)	29

2,279	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	42

485	OGE Energy Corp. (Electric Utilities)	15

287	Okta, Inc. (IT Services) (a)	57

Shares	Security Description	Value (000)

	United States (continued)

244	Old Dominion Freight Line, Inc. (Road & Rail)	$41

555	Omnicom Group, Inc. (Media)	30

984	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment) (a)	20

1,042	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	35

5,755	Oracle Corp. (Software)	318

1,054	Otis Worldwide Corp. (Machinery)	60

312	Owens Corning (Building Products)	17

882	PACCAR, Inc. (Machinery)	66

328	Parker Hannifin Corp. (Machinery)	60

822	Paychex, Inc. (IT Services)	62

127	PAYCOM Software, Inc. (Software) (a)	39

2,849	PayPal Holdings, Inc. (IT Services) (a)	496

1,062	People’s United Financial, Inc. (Banks)	12

3,554	PepsiCo, Inc. (Beverages)	471

280	PerkinElmer, Inc. (Life Sciences Tools & Services)	27

312	Perrigo Co. PLC (Pharmaceuticals)	17

1,134	Phillips 66 (Oil, Gas & Consumable Fuels)	82

284	Pinnacle West Capital Corp. (Electric Utilities)	21

800	Pinterest, Inc., Class – A (Interactive Media & Services) (a)	18

423	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	41

1,108	PNC Financial Services Group, Inc. (Banks)	117

603	PPG Industries, Inc. (Chemicals)	64

1,944	PPL Corp. (Electric Utilities)	50

700	Principal Financial Group, Inc. (Insurance)	29

1,898	Prologis, Inc. (Equity Real Estate Investment Trusts)	177

1,025	Prudential Financial, Inc. (Insurance)	62

276	PTC, Inc. (Software) (a)	21

1,290	Public Service Enterprise Group, Inc. (Multi-Utilities)	63

647	PulteGroup, Inc. (Household Durables)	22

293	Qorvo, Inc. (Semiconductors & Semiconductor Equipment) (a)	32

344	Quest Diagnostics, Inc. (Health Care Providers & Services)	39

148	Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	11

314	Raymond James Financial, Inc. (Capital Markets)	22

3,897	Raytheon Technologies Corp. (Aerospace & Defense)	240

831	Realty Income Corp. (Equity Real Estate Investment Trusts)	49

421	Regency Centers Corp. (Equity Real Estate Investment Trusts)	19

264	Regeneron Pharmaceuticals, Inc. (Biotechnology) (a)	165

2,436	Regions Financial Corp. (Banks)	27

150	Reinsurance Group of America (Insurance)	12

367	ResMed, Inc. (Health Care Equipment & Supplies)	70

191	RingCentral, Inc., Class – A (Software) (a)	54

298	Robert Half International, Inc. (Professional Services)	16

295	Rockwell Automation, Inc. (Electrical Equipment)	63

385	Rollins, Inc. (Commercial Services & Supplies)	16

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

268	Roper Industries, Inc. (Industrial Conglomerates)	$104

923	Ross Stores, Inc. (Specialty Retail)	79

327	RPM International, Inc. (Chemicals)	25

630	S&P Global, Inc. (Capital Markets)	208

2,142	Salesforce.com, Inc. (Software) (a)	401

187	Sarepta Therapeutics, Inc. (Biotechnology) (a)	30

290	SBA Communications Corp. (Equity Real Estate Investment Trusts)	86

3,531	Schlumberger Ltd. (Energy Equipment & Services)	65

603	Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	29

436	Sealed Air Corp. (Containers & Packaging)	14

743	Sempra Energy (Multi-Utilities)	87

485	ServiceNow, Inc. (Software) (a)	196

128	Signature Bank (Banks)	14

783	Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	54

2,933	Sirius XM Holdings, Inc. (Media)	17

435	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	56

2,180	Snap, Inc., Class – A (Interactive Media & Services) (a)	51

132	Snap-on, Inc. (Machinery)	18

410	Southwest Airlines Co. (Airlines)	14

394	Splunk, Inc. (Software) (a)	78

886	Square, Inc., Class – A (IT Services) (a)	93

580	SS&C Technologies Holdings, Inc. (Software)	33

388	Stanley Black & Decker, Inc. (Machinery)	54

3,003	Starbucks Corp. (Hotels, Restaurants & Leisure)	221

928	State Street Corp. (Capital Markets)	59

554	Steel Dynamics, Inc. (Metals & Mining)	14

2,721	SVB Financial Group (Banks) (a)	586

1,484	Synchrony Financial (Consumer Finance)	33

383	Synopsys, Inc. (Software) (a)	75

1,236	Sysco Corp. (Food & Staples Retailing)	68

596	T. Rowe Price Group, Inc. (Capital Markets)	74

289	Take-Two Interactive Software, Inc. (Entertainment) (a)	40

1,307	Target Corp. (Multiline Retail)	157

689	TD Ameritrade Holding Corp. (Capital Markets)	25

200	Teladoc Health, Inc. (Health Care Technology)(a)	38

93	Teledyne Technologies, Inc. (Aerospace & Defense) (a)	29

118	Teleflex, Inc. (Health Care Equipment & Supplies)	43

423	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	36

381	Tesla, Inc. (Automobiles) (a)	411

2,404	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	305

551	Textron, Inc. (Aerospace & Defense)	18

1,676	The AES Corp. (Independent Power and Renewable Electricity Producers)	24

826	The Allstate Corp. (Insurance)	80

2,054	The Bank of New York Mellon Corp. (Capital Markets)	79

Shares	Security Description	Value (000)

	United States (continued)

12,289	The Blackstone Group, Inc., Class – A (Capital Markets)	$696

1,376	The Boeing Co. (Aerospace & Defense)	251

303	The Carlyle Group, Inc. (Capital Markets)	8

2,979	The Charles Schwab Corp. (Capital Markets)	101

320	The Clorox Co. (Household Products)	70

10,460	The Coca-Cola Co. (Beverages)	467

126	The Cooper Companies, Inc. (Health Care Equipment & Supplies)	36

4,205	The Estee Lauder Companies, Inc. (Personal Products)	793

836	The Goldman Sachs Group, Inc. (Capital Markets)	165

919	The Hartford Financial Services Group, Inc. (Insurance)	35

378	The Hershey Co. (Food Products)	49

2,789	The Home Depot, Inc. (Specialty Retail)	699

935	The Interpublic Group of Companies, Inc. (Media)	16

291	The J.M. Smucker Co. (Food Products)	31

1,713	The Kraft Heinz Co. (Food Products)	55

2,045	The Kroger Co. (Food & Staples Retailing)	69

1,054	The Mosaic Co. (Chemicals)	13

6,320	The Procter & Gamble Co. (Household Products)	756

1,508	The Progressive Corp. (Insurance)	121

215	The Sherwin-Williams Co. (Chemicals)	124

2,701	The Southern Co. (Electric Utilities)	140

19,756	The TJX Companies, Inc. (Specialty Retail)	998

658	The Travelers Companies, Inc. (Insurance)	75

4,616	The Walt Disney Co. (Entertainment)	516

1,057	The Western Union Co. (IT Services)	23

3,092	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	59

1,020	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	370

275	Tiffany & Co. (Specialty Retail)	34

6,901	T-Mobile US, Inc. (Wireless Telecommunication Services) (a)	719

299	Tractor Supply Co. (Specialty Retail)	39

611	Trane Technologies PLC (Building Products)	54

129	TransDigm Group, Inc. (Aerospace & Defense)	57

480	TransUnion (Professional Services)	42

628	Trimble, Inc. (Electronic Equipment, Instruments & Components) (a)	27

3,461	Truist Financial Corp. (Banks)	130

302	Twilio, Inc., Class – A (IT Services) (a)	66

1,981	Twitter, Inc. (Interactive Media & Services) (a)	59

99	Tyler Technologies, Inc. (Software) (a)	34

753	Tyson Foods, Inc., Class – A (Food Products)	45

3,534	U.S. Bancorp (Banks)	130

2,533	Uber Technologies, Inc. (Road & Rail) (a)	79

748	UDR, Inc. (Equity Real Estate Investment Trusts)	28

502	UGI Corp. (Gas Utilities)	16

143	Ulta Beauty, Inc. (Specialty Retail) (a)	29

1,766	Union Pacific Corp. (Road & Rail)	298

1,803	United Parcel Service, Inc., Class – B (Air Freight & Logistics)	200

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

189	United Rentals, Inc. (Trading Companies & Distributors) (a)	$28

5,724	UnitedHealth Group, Inc. (Health Care Providers & Services)	1,690

866	V.F. Corp. (Textiles, Apparel & Luxury Goods)	53

98	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	18

1,048	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	62

230	Varian Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	28

336	Veeva Systems, Inc., Class – A (Health Care Technology) (a)	79

951	Ventas, Inc. (Equity Real Estate Investment Trusts)	35

270	VeriSign, Inc. (IT Services) (a)	56

10,575	Verizon Communications, Inc. (Diversified Telecommunication Services)	584

397	Versik Analytics, Inc., Class – A (Professional Services)	67

662	Vertex Pharmaceuticals, Inc. (Biotechnology) (a)	192

1,586	ViacomCBS, Inc., Class – B (Media)	37

1,161	VICI Properties, Inc. (Equity Real Estate Investment Trusts)	23

4,363	Visa, Inc., Class – A (IT Services)	844

210	VMware, Inc., Class – A (Software) (a)	33

431	Vornado Realty Trust (Equity Real Estate Investment Trusts)	16

323	Voya Financial, Inc. (Diversified Financial Services)	15

338	Vulcan Materials Co. (Construction Materials)	39

117	W.W. Grainger, Inc. (Trading Companies & Distributors)	37

1,935	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	82

3,628	Walmart, Inc. (Food & Staples Retailing)	435

1,096	Waste Management, Inc. (Commercial Services & Supplies)	117

164	Waters Corp. (Life Sciences Tools & Services) (a)	30

161	Wayfair, Inc., Class – A (Internet & Direct Marketing Retail) (a)	32

805	WEC Energy Group, Inc. (Multi-Utilities)	71

1,035	Welltower, Inc. (Equity Real Estate Investment Trusts)	54

189	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	43

459	Westinghouse Air Brake Technologies Corp. (Machinery)	26

649	WestRock Co. (Containers & Packaging)	18

1,901	Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	43

151	Whirlpool Corp. (Household Durables)	20

1,827	Workday, Inc., Class – A (Software) (a)	342

439	WP Carey, Inc. (Equity Real Estate Investment Trusts)	30

1,338	Xcel Energy, Inc. (Electric Utilities)	84

641	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	63

459	Xylem, Inc. (Machinery)	30

Shares	Security Description	Value (000)

	United States (continued)

772	YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	$67

138	Zebra Technologies Corp. (Electronic Equipment, Instruments & Components) (a)	35

405	Zions Bancorp NA (Banks)	14

1,227	Zoetis, Inc. (Pharmaceuticals)	168

		77,468

	Total Common Stocks	123,522

	Preferred Stocks — 0.06%
	Germany — 0.06%

121	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	6

148	FUCHS PETROLUB SE – Preferred (Chemicals)	6

452	Henkel AG & Co. KGAA – Preferred (Household Products)	42

89	Sartorius AG – Preferred (Health Care Equipment & Supplies)	29

	Total Preferred Stocks	83

	Rights — 0.00%

	Spain — 0.00%

592	ACS Actividades de Construccion y Servicios SA (Construction & Engineering) (a)	1

2,845	Repsol SA (Oil, Gas & Consumable Fuels) (a)	1

11,884	Telefonica SA (Diversified Telecommunication Services) (a)	3

		5

	United States — 0.00%

6,611	T-Mobile US, Inc. (Wireless Telecommunication Services) (a)	1

	Total Rights	6

	Investment Company — 5.42%

7,178,407	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (d)	7,178

	Total Investment Company	7,178

	Total Investments (cost $122,992) — 98.74%	130,789
	Other assets in excess of liabilities — 1.26%	1,663

	Net Assets—100.00%	$132,452

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2020.

(d)	The rate disclosed is the rate in effect on June 30, 2020.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2020

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The ESG Growth Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	RBC Global Asset Management (UK) Limited	Total
Common Stocks	75.60%	—	17.66%	93.26%

Preferred Stocks	0.06%	—	—	0.06%

Rights	0.00%	—	0.00%	0.00%

Investment Company	0.10%	5.32%	—	5.42%

Other Assets (Liabilities)	0.04%	1.10%	0.12%	1.26%

Total Net Assets	75.80%	6.42%	17.78%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	30	9/18/20	$4,636	$136
MSCI EAFE Index Future	35	9/18/20	3,112	63

			$7,748	$199

	Total Unrealized Appreciation			$199
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$199

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks — 99.46%

	Australia — 2.22%

317	Afterpay Ltd. (IT Services) (a)	$13

929	AGL Energy Ltd. (Multi-Utilities)	11

5,481	AMP Ltd. (Diversified Financial Services) (a)	7

369	Ampol Ltd. (Oil, Gas & Consumable Fuels)	8

1,609	APA Group (Gas Utilities)	12

792	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	14

276	ASX Ltd. (Capital Markets)	16

2,899	Aurizon Holdings Ltd. (Road & Rail)	10

3,200	AusNet Services (Electric Utilities)	4

4,094	Australia & New Zealand Banking Group Ltd. (Banks)	53

4,238	BHP Billiton Ltd. (Metals & Mining)	105

3,046	BHP Group Ltd. (Metals & Mining)	62

791	BlueScope Steel Ltd. (Metals & Mining)	7

2,152	Brambles Ltd. (Commercial Services & Supplies)	16

123	CIMIC Group Ltd. (Construction & Engineering)	2

670	Coca-Cola Amatil Ltd. (Beverages)	4

98	Cochlear Ltd. (Health Care Equipment & Supplies)	13

1,851	Coles Group Ltd. (Food & Staples Retailing)	22

2,546	Commonwealth Bank of Australia (Banks)	124

718	Computershare Ltd. (IT Services)	7

649	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	4

1,423	Dexus (Equity Real Estate Investment Trusts)	9

2,101	Evolution Mining Ltd. (Metals & Mining)	8

2,352	Fortescue Metals Group Ltd. (Metals & Mining)	23

2,291	Goodman Group (Equity Real Estate Investment Trusts)	24

3,521	Insurance Australia Group Ltd. (Insurance)	14

846	LendLease Group (Real Estate Management & Development) (b)	7

488	Macquarie Group Ltd. (Capital Markets)	41

192	Magellan Financial Group Ltd. (Capital Markets)	8

3,915	Medibank Private Ltd. (Insurance)	8

5,085	Mirvac Group (Equity Real Estate Investment Trusts)	8

4,610	National Australia Bank Ltd. (Banks)	58

1,126	Newcrest Mining Ltd. (Metals & Mining)	25

960	Northern Star Resources Ltd. (Metals & Mining)	9

559	Orica Ltd. (Chemicals)	6

2,294	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	9

942	Qantas Airways Ltd. (Airlines)	2

2,080	QBE Insurance Group Ltd. (Insurance)	13

81	REA Group Ltd. (Interactive Media & Services)	6

519	Rio Tinto Ltd. (Metals & Mining)	36

2,509	Santos Ltd. (Oil, Gas & Consumable Fuels)	9

7,504	Scentre Group (Equity Real Estate Investment Trusts)	11

492	SEEK Ltd. (Professional Services)	8

615	Sonic Healthcare Ltd. (Health Care Providers & Services)	13

7,513	South32 Ltd. (Metals & Mining)	11

3,417	Stockland (Equity Real Estate Investment Trusts)	8

Shares	Security Description	Value (000)

	Australia (continued)

1,809	Suncorp Group Ltd. (Insurance)	$12

1,620	Sydney Airport (Transportation Infrastructure)	6

2,868	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	7

6,212	Telstra Corp. Ltd. (Diversified Telecommunication Services)	13

2,746	The GPT Group (Equity Real Estate Investment Trusts)	8

467	TPG Telecom Ltd. (Diversified Telecommunication Services) (a)	3

3,958	Transurban Group (Transportation Infrastructure)	39

1,020	Treasury Wine Estates Ltd. (Beverages)	7

234	Tuas Ltd. (Diversified Telecommunication Services) (a)	—

4,776	Vicinity Centres (Equity Real Estate Investment Trusts) (b)	5

150	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	2

1,638	Wesfarmers Ltd. (Food & Staples Retailing)	51

5,207	Westpac Banking Corp. (Banks)	66

185	WiseTech Global Ltd. (Software)	3

1,310	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	20

1,823	Woolworths Group Ltd. (Food & Staples Retailing)	47

		1,177

	Austria — 0.07%

125	ANDRITZ AG (Machinery) (a)	5

425	Erste Group Bank AG (Banks) (a)	10

219	OMV AG (Oil, Gas & Consumable Fuels) (a)	7

254	Raiffeisen Bank International AG (Banks) (a)(b)	5

106	Verbund AG (Electric Utilities)	5

202	Voestalpine AG (Metals & Mining)	4

		36

	Belgium — 0.30%

258	Ageas SA (Insurance)	9

1,099	Anheuser-Busch InBev N.V. (Beverages)	54

73	Colruyt SA (Food & Staples Retailing)	4

40	Elia Group SA/NV (Electric Utilities) (b)	4

114	Groupe Bruxelles Lambert SA (Diversified Financial Services)	10

347	KBC Group N.V. (Banks)	20

225	Proximus SADP (Diversified Telecommunication Services)	5

20	Sofina SA (Diversified Financial Services)	5

105	Solvay SA (Chemicals)	8

59	Telenet Group Holding N.V. (Media)	2

188	UCB SA (Pharmaceuticals)	22

289	Umicore SA (Chemicals) (b)	14

		157

	Bermuda — 0.26%

594	Arch Capital Group Ltd. (Insurance) (a)	16

230	Athene Holding Ltd. (Insurance) (a)	7

207	Bunge Ltd. (Food Products)	9

56	Everest Re Group Ltd. (Insurance)	12

533	IHS Markit Ltd. (Professional Services)	40

563	Invesco Ltd. (Capital Markets)	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Bermuda (continued)

941	Marvell Technology Group Ltd. (Semiconductors & Semiconductor Equipment)	$33

74	RenaissanceRe Holdings Ltd. (Insurance)	13

		136

	Canada — 3.69%

400	Agnico Eagle Mines Ltd. (Metals & Mining)	26

200	Air Canada (Airlines) (a)(b)	2

707	Algonquin Power & Utilities Corp. (Multi-Utilities)^	9

1,300	Alimentation Couche-Tard, Inc., Class – B (Food & Staples Retailing)	40

400	AltaGas Ltd. (Gas Utilities)	5

100	Atco Ltd. (Multi-Utilities)	3

1,300	B2gold Corp. (Metals & Mining)	7

919	Bank of Montreal (Banks)	49

2,500	Barrick Gold Corp. (Metals & Mining)	68

200	BCE, Inc. (Diversified Telecommunication Services)	8

700	Blackberry Ltd. (Software) (a)	3

1,950	Brookfield Asset Management, Inc. (Capital Markets)	64

600	Cameco Corp. (Oil, Gas & Consumable Fuels)	6

100	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts) (b)	3

700	Canadian Imperial Bank of Commerce (Banks)	47

1,029	Canadian National Railway Co. (Road & Rail)	91

1,700	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	29

200	Canadian Pacific Railway Ltd. (Road & Rail)	51

100	Canadian Tire Corp. Ltd., Class – A (Multiline Retail)	9

200	Canadian Utilities Ltd., Class – A (Multi-Utilities)	5

300	Canopy Growth Corp. (Pharmaceuticals)^ (a)(b)	5

200	CCL Industries, Inc., Class – B (Containers & Packaging) (b)	6

1,500	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	7

400	CGI, Inc. (IT Services) (a)	25

300	CI Financial Corp. (Capital Markets)	4

26	Constellation Software, Inc. (Software)	30

300	Cronos Group, Inc. (Pharmaceuticals)^ (a)	2

400	Dollarama, Inc. (Multiline Retail)	13

400	Emera, Inc. (Electric Utilities)	16

200	Empire Co. Ltd. (Food & Staples Retailing)	5

2,895	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	87

36	Fairfax Financial Holdings Ltd. (Insurance)	11

200	First Capital Real Estate Investment Trust (Real Estate Management & Development)	2

900	First Quantum Minerals Ltd. (Metals & Mining)	7

650	Fortis, Inc. (Electric Utilities)	25

239	Franco-Nevada Corp. (Metals & Mining)	34

300	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	5

400	Great-West Lifeco, Inc. (Insurance)	7

500	Hydro One Ltd. (Electric Utilities) (b)	9

138	iA Financial Corp., Inc. (Insurance)	5

Shares	Security Description	Value (000)

	Canada (continued)

100	IGM Financial, Inc. (Capital Markets)	$2

349	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	6

200	Intact Financial Corp. (Insurance) (b)	19

600	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	6

300	Keyera Corp. (Oil, Gas & Consumable Fuels) (b)	5

1,700	Kinross Gold Corp. (Metals & Mining) (a)	12

400	Kirkland Lake Gold Ltd. (Metals & Mining)	16

237	Loblaw Companies Ltd. (Food & Staples Retailing)	12

178	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods) (a)	55

1,000	Lundin Mining Corp. (Metals & Mining) (b)	5

400	Magna International, Inc. (Auto Components)	18

2,800	Manulife Financial Corp. (Insurance)	38

400	Metro, Inc. (Food & Staples Retailing)	17

530	National Bank of Canada (Banks)	24

800	Nutrien Ltd. (Chemicals)	26

100	Onex Corp. (Diversified Financial Services)	5

445	Open Text Corp. (Software) (b)	19

300	Pan American Silver Corp. (Metals & Mining)	9

200	Parkland Corp. (Oil, Gas & Consumable Fuels) (b)	5

752	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	19

820	Power Corp. of Canada (Insurance)	14

300	Quebecor, Inc. (Media)	6

400	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	22

200	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts) (b)	2

200	Ritchie Bros Auctioneers, Inc. (Commercial Services & Supplies)	8

500	Rogers Communications, Inc. (Wireless Telecommunication Services)	20

2,041	Royal Bank of Canada (Banks)	139

300	Saputo, Inc. (Food Products) (b)	7

700	Shaw Communications, Inc., Class – B (Media)	12

126	Shopify, Inc. (IT Services) (a)	120

100	SmartCentres Real Estate Investment Trust (Equity Real Estate Investment Trusts)	2

900	Sun Life Financial, Inc. (Insurance)	33

2,200	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	37

1,400	TC Energy Corp. (Oil, Gas & Consumable Fuels)	60

700	Teck Resources Ltd., Class – B (Metals & Mining)	7

600	TELUS Corp. (Diversified Telecommunication Services)	10

1,772	The Bank of Nova Scotia (Banks)	73

2,648	The Toronto-Dominion Bank (Banks)	118

300	Thomson Reuters Corp. (Professional Services)	20

100	TMX Group Ltd. (Capital Markets)	10

400	Waste Connections, Inc. (Commercial Services & Supplies)	38

100	Weston (George) Ltd. (Food & Staples Retailing)	7

700	Wheaton Precious Metals Corp. (Metals & Mining)	31

134	WSP Global, Inc. (Construction & Engineering) (b)	8

1,200	Yamana Gold, Inc. (Metals & Mining)	7

		1,959

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	China — 0.02%

300	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	$13

	Denmark — 0.45%

5	A.P. Moller – Maersk A/S, Class – A (Marine)	5

9	A.P. Moller – Maersk A/S, Class – B (Marine)	11

212	Ambu A/S, Class – B (Health Care Equipment & Supplies)	7

148	Carlsberg A/S, Class – B (Beverages)	20

161	Christian Hansen Holding A/S (Chemicals) (b)	17

166	Coloplast A/S, Class – B (Health Care Equipment & Supplies)	25

950	Danske Bank A/S (Banks)	13

188	Demant A/S (Health Care Equipment & Supplies) (a)	5

296	DSV PANALPINA A/S (Road & Rail)	35

167	GN Store Nord A/S (Health Care Equipment & Supplies)	9

295	Novozymes A/S, B Shares (Chemicals)	17

264	Orsted A/S (Electric Utilities) (b)	30

156	Pandora A/S (Textiles, Apparel & Luxury Goods)	9

168	Tryg A/S (Insurance)	5

280	Vestas Wind Systems A/S (Electrical Equipment)	29

		237

	Finland — 0.39%

194	Elisa Oyj (Diversified Telecommunication Services)	12

638	Fortum Oyj (Electric Utilities)	12

475	Kone Oyj, Class – B (Machinery)	33

589	Neste Oyj (Oil, Gas & Consumable Fuels)	23

8,191	Nokia Oyj (Communications Equipment)	36

4,694	Nordea Bank Abp (Banks) (a)	33

652	Sampo Oyj, Class – A (Insurance)	22

785	Stora Enso Oyj, R Shares (Paper & Forest Products)	9

742	UPM-Kymmene Oyj (Paper & Forest Products)	22

631	Wartsila Oyj Abp (Machinery)	5

		207

	France — 3.21%

261	Accor SA (Hotels, Restaurants & Leisure) (a)(b)	7

43	Aeroports de Paris (Transportation Infrastructure)	4

681	Air Liquide SA (Chemicals)	99

282	Alstom SA (Machinery) (b)	13

93	Amundi SA (Capital Markets) (b)	7

98	Arkema SA (Chemicals)	9

141	Atos SE (IT Services) (a)	12

2,790	AXA SA (Insurance) (a)	59

1,622	BNP Paribas SA (Banks) (a)	64

1,315	Bollore SA (Air Freight & Logistics)	4

353	Bouygues SA (Construction & Engineering) (a)	12

466	Bureau Veritas SA (Professional Services) (b)	10

234	Capgemini SE (IT Services)	28

880	Carrefour SA (Food & Staples Retailing)	14

87	Casino Guichard-Perrachon SA (Food & Staples Retailing)^ (a)	3

255	CNP Assurances (Insurance) (a)	3

Shares	Security Description	Value (000)

	France (continued)

722	Compagnie de Saint-Gobain (Building Products)	$26

238	Compagnie Generale des Etablissements Michelin (Auto Components)^ (a)	24

72	Covivio (Equity Real Estate Investment Trusts)	5

1,649	Credit Agricole SA (Banks) (a)	16

890	Danone SA (Food Products)^ (a)	62

184	Dassault Systemes SE (Software)	32

333	Edenred (Commercial Services & Supplies)	15

115	Eiffage SA (Construction & Engineering) (a)(b)	11

954	Electricite de France SA (Electric Utilities)	9

2,550	Engie SA (Multi-Utilities) (a)	32

411	EssilorLuxottica SA (Health Care Equipment & Supplies) (a)	53

50	Eurazeo SE (Diversified Financial Services) (a)	3

118	Faurecia SE (Auto Components) (a)	5

65	Gecina SA (Equity Real Estate Investment Trusts) (b)	8

625	Getlink SE (Transportation Infrastructure)	9

45	Hermes International (Textiles, Apparel & Luxury Goods)	38

52	ICADE (Equity Real Estate Investment Trusts)	4

18	Iliad SA (Diversified Telecommunication Services) (a)(b)	4

88	Ingenico Group SA (Electronic Equipment, Instruments & Components)	14

56	Ipsen SA (Pharmaceuticals)	5

152	JCDecaux SA (Media) (a)(b)	3

110	Kering SA (Textiles, Apparel & Luxury Goods)	60

291	Klepierre SA (Equity Real Estate Investment Trusts)	6

111	LA Francaise des Jeux SAEM (Hotels, Restaurants & Leisure) (b)	3

372	Legrand SA (Electrical Equipment)	28

361	L’Oreal SA (Personal Products) (a)	117

399	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	175

1,408	Natixism SA (Capital Markets) (a)	4

2,890	Orange SA (Diversified Telecommunication Services) (b)	34

67	Orpea (Health Care Providers & Services) (b)	8

306	Pernod Ricard SA (Beverages)	48

849	Peugeot SA (Automobiles) (a)	14

311	Publicis Groupe SA (Media)	10

29	Remy Cointreau SA (Beverages)	4

272	Renault SA (Automobiles) (a)(b)	7

797	Schneider Electric SE (Electrical Equipment) (b)	89

232	SCOR SE (Insurance) (a)	6

37	SEB SA (Household Durables)	6

1,182	Societe Generale SA (Banks) (a)	20

125	Sodexo SA (Hotels, Restaurants & Leisure)	9

504	Suez SA (Multi-Utilities)^	6

87	Teleperformance (Professional Services) (a)	22

3,553	TOTAL SA (Oil, Gas & Consumable Fuels)^	136

139	UbiSoft Entertainment SA (Entertainment) (a)	12

212	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)^	12

341	Valeo SA (Auto Components)	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	France (continued)

769	Veolia Environnement SA (Multi-Utilities)	$17

743	Vinci SA (Construction & Engineering)	69

1,179	Vivendi SA (Entertainment)	30

37	Wendel SE (Diversified Financial Services) (a)	3

189	Worldline SA (IT Services) (a)(b)	16

		1,706

	Germany — 2.77%

274	adidas AG (Textiles, Apparel & Luxury Goods) (a)	73

600	Allianz SE (Insurance)	124

1,663	Aroundtown SA (Real Estate Management & Development) (b)	10

1,323	BASF SE (Chemicals)	75

462	Bayerische Motoren Werke AG (Automobiles)	29

153	Beiersdorf AG (Personal Products)	17

220	Brenntag AG (Trading Companies & Distributors)	12

61	Carl Zeiss Meditec AG (Health Care Equipment & Supplies) (a)	6

1,423	Commerzbank AG (Banks) (a)	6

157	Continental AG (Auto Components) (a)	15

247	Covestro AG (Chemicals) (a)(b)	9

1,217	Daimler AG, Registered Shares (Automobiles) (a)	50

180	Delivery Hero SE (Internet & Direct Marketing Retail) (a)(b)	18

2,733	Deutsche Bank AG, Registered Shares (Capital Markets) (a)	26

274	Deutsche Boerse AG (Capital Markets)	50

354	Deutsche Lufthansa AG, Registered Shares (Airlines)^ (a)	4

1,429	Deutsche Post AG, Registered Shares (Air Freight & Logistics) (a)	52

4,800	Deutsche Telekom AG (Diversified Telecommunication Services)	80

500	Deutsche Wohnen SE (Real Estate Management & Development)	22

3,141	E.ON SE (Multi-Utilities)	36

326	Evonik Industries AG (Chemicals)	8

65	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	3

297	Fresenius Medical Care AG & Co. KGAA (Health Care Providers & Services) (a)	26

234	GEA Group AG (Machinery)	8

83	Hannover Rueckversicherung SE (Insurance)	14

211	HeidelbergCement AG (Construction Materials)	11

149	Henkel AG & Co. KGAA (Household Products)	12

39	HOCHTIEF AG (Construction & Engineering) (b)	3

1,809	Infineon Technologies AG (Semiconductors & Semiconductor Equipment) (b)	42

102	KION Group AG (Machinery) (a)(b)	6

71	Knorr-Bremse AG (Machinery) (a)	7

128	Lanxess AG (Chemicals) (a)	7

102	LEG Immobilien AG (Real Estate Management & Development) (a)	13

227	METRO AG (Food & Staples Retailing)	2

74	MTU Aero Engines AG (Aerospace & Defense) (a)	13

Shares	Security Description	Value (000)

	Germany (continued)

208	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	$54

75	Nemetschek SE (Software)	5

122	Puma SE (Textiles, Apparel & Luxury Goods) (a)	9

814	RWE AG (Multi-Utilities)	28

1,500	SAP SE (Software)	211

159	Scout24 AG (Interactive Media & Services) (b)	12

1,100	Siemens AG, Registered Shares (Industrial Conglomerates)	131

219	Siemens Healthineers AG (Health Care Equipment & Supplies) (b)	10

183	Symrise AG (Chemicals) (b)	21

168	TeamViewer AG (Software) (a)(b)	9

1,611	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	5

596	thyssenkrupp AG (Metals & Mining) (a)	4

294	Uniper SE (Independent Power and Renewable Electricity Producers)	9

134	United Internet AG (Diversified Telecommunication Services) (b)	6

47	Volkswagen AG (Automobiles) (a)	8

745	Vonovia SE (Real Estate Management & Development) (a)	45

208	Zalando SE (Internet & Direct Marketing Retail) (a)(b)	15

		1,471

	Hong Kong — 1.13%

17,292	AIA Group Ltd. (Insurance)	163

500	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment) (b)	5

5,500	BOC Hong Kong Holdings Ltd. (Banks)	18

2,400	Budweiser Brewing Co. APAC Ltd. (Beverages) (b)	7

3,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	21

1,000	CK Infrastructure Holdings Ltd. (Electric Utilities)	5

2,500	CLP Holdings Ltd. (Electric Utilities)	24

600	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	3

3,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	21

3,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	7

1,100	Hang Seng Bank Ltd. (Banks)	18

2,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	8

3,500	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	4

5,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services) (b)	7

15,700	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	24

1,723	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	73

1,700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	7

300	Jardine Strategic Holdings Ltd. (Industrial Conglomerates)	6

1,000	Kerry Properties Ltd. (Real Estate Management & Development)	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Hong Kong (continued)

305	Melco Resorts & Entertainment Ltd., ADR (Hotels, Restaurants & Leisure)	$5

2,000	MTR Corp. Ltd. (Road & Rail)	10

2,250	New World Development Co. Ltd. (Real Estate Management & Development)	11

2,000	NWS Holdings Ltd. (Industrial Conglomerates)	2

7,000	PCCW Ltd. (Diversified Telecommunication Services) (b)	4

1,779	Power Assets Holdings Ltd. (Electric Utilities)	10

3,600	Sands China Ltd. (Hotels, Restaurants & Leisure)	14

4,000	Sino Land Co. Ltd. (Real Estate Management & Development)	5

3,000	SJM Holdings Ltd. (Hotels, Restaurants & Leisure)	3

2,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	26

639	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	3

1,800	Swire Properties Ltd. (Real Estate Management & Development)	5

2,257	Techtronic Industries Co. Ltd. (Household Durables)	22

2,011	The Bank of East Asia Ltd. (Banks)	5

2,906	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	24

13,500	WH Group Ltd. (Food Products) (b)	12

3,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)^	14

2,000	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	3

		602

	Ireland (Republic of) — 0.86%

126	Allegion PLC (Building Products)	13

1,106	CRH PLC (Construction Materials) (b)	38

134	DCC PLC (Industrial Conglomerates) (b)	11

597	Eaton Corp. PLC (Electrical Equipment)	52

1,313	Experian PLC (Professional Services)	46

113	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)	15

90	Flutter Entertainment PLC (Hotels, Restaurants & Leisure) (b)	12

649	James Hardie Industries PLC (Construction Materials)	13

221	Kerry Group PLC, Class – A (Food Products)	27

211	Kingspan Group PLC (Building Products)	13

1,926	Medtronic PLC (Health Care Equipment & Supplies)	177

239	Pentair PLC (Machinery)	9

324	Smurfit Kappa Group PLC (Containers & Packaging)	11

121	STERIS PLC (Health Care Equipment & Supplies)	19

		456

	Isle of Man — 0.02%

863	GVC Holdings PLC (Hotels, Restaurants & Leisure)	8

	Israel — 0.18%

73	Azrieli Group Ltd. (Real Estate Management & Development)	3

Shares	Security Description	Value (000)

	Israel (continued)

1,784	Bank Hapoalim BM (Banks)	$11

2,113	Bank Leumi Le (Banks)	11

169	Check Point Software Technologies Ltd. (Software) (a)	19

55	CyberArk Software Ltd. (Software) (a)	5

1,212	ICL Group Ltd. (Chemicals) (b)	4

—	Isracard Ltd. (Consumer Finance)	—

1,718	Israel Discount Bank Ltd., Class – A (Banks)	5

235	Mizrahi Tefahot Bank Ltd. (Banks)	4

91	Nice Ltd. (Software) (a)	17

72	Wix.com Ltd. (IT Services) (a)	18

		97

	Italy — 0.76%

1,528	Assicurazioni Generali SpA (Insurance)	23

711	Atlantia SpA (Transportation Infrastructure) (a)	11

853	Davide Campari – Milano N.V. (Beverages)	7

33	Diasorin SpA (Health Care Equipment & Supplies)	6

11,705	Enel SpA (Electric Utilities) (b)	102

3,682	Eni SpA (Oil, Gas & Consumable Fuels)	36

177	Ferrari N.V. (Automobiles)	30

1,676	Fiat Chrysler Automobiles N.V. (Automobiles) (a)	17

889	FinecoBank Banca Fineco SpA (Banks) (a)	12

312	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services) (b)	3

21,524	Intesa Sanpaolo SpA (Banks) (b)	42

883	Mediobanca Banca di Credito Finanziario SpA (Banks)	6

285	Moncler SpA (Textiles, Apparel & Luxury Goods)	11

489	Nexi SpA (IT Services) (a)(b)	8

503	Pirelli & C SpA (Auto Components) (a)(b)	2

767	Poste Italiane SpA (Insurance) (b)	7

356	Prusmian SpA (Electrical Equipment)	8

155	Recordati SpA (Pharmaceuticals)	8

2,945	Snam SpA (Oil, Gas & Consumable Fuels)	14

13,448	Telecom Italia SpA (Diversified Telecommunication Services)	5

7,590	Telecom Italia SpA (Diversified Telecommunication Services)	3

1,934	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	14

2,977	Unicredit SpA (Banks)	28

		403

	Japan — 8.10%

42	ABC-Mart, Inc. (Specialty Retail)	2

500	Acom Co. Ltd. (Consumer Finance)	2

300	Advantest Corp. (Semiconductors & Semiconductor Equipment) (b)	17

900	Aeon Mall Co. Ltd. (Food & Staples Retailing)	21

200	AEON Mall Co. Ltd. (Real Estate Management & Development)	3

300	AGC, Inc. (Building Products)	9

300	Air Water, Inc. (Chemicals)	4

200	Aisin Seiki Co. Ltd. (Auto Components)	6

700	Ajinomoto Co., Inc. (Food Products)	12

300	Alfresa Holdings Corp. (Health Care Providers & Services)	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

500	Amada Co. Ltd. (Machinery)	$4

200	ANA Holdings, Inc. (Airlines)	4

200	Aozora Bank Ltd. (Banks)	3

600	Asahi Group Holdings Ltd. (Beverages)	21

300	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	9

300	Bandai Namco Holdings, Inc. (Leisure Products)	16

100	Benesse Holdings, Inc. (Diversified Consumer Services)	3

733	Bridgestone Corp. (Auto Components)	24

300	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	5

100	Calbee, Inc. (Food Products)	3

1,400	Canon, Inc. (Technology Hardware, Storage & Peripherals)	28

300	Casio Computer Co. Ltd. (Household Durables)	5

200	Central Japan Railway Co. (Road & Rail)	31

900	Chubu Electric Power Co. Inc. (Electric Utilities)	11

200	Coca-Cola Bottlers Japan Holdings, Inc. (Beverages)	4

1,800	Concordia Financial Group Ltd. (Banks)	6

200	CyberAgent, Inc. (Media)	10

400	Daicel Corp. (Chemicals)	3

130	Daifuku Co. Ltd. (Machinery)	11

1,486	Dai-ichi Life Holdings, Inc. (Insurance)	18

320	Daikin Industries Ltd. (Building Products)	51

100	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	9

800	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	19

3	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts) (b)	7

2,200	Daiwa Securities Group, Inc. (Capital Markets)	9

656	Denso Corp. (Auto Components)	25

300	Dentsu Group, Inc. (Media)	7

35	Disco Corp. (Semiconductors & Semiconductor Equipment)	9

400	East Japan Railway Co. (Road & Rail)	28

200	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	4

4,500	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	17

400	FamilyMart Co. Ltd. (Food & Staples Retailing)	7

249	FANUC Corp. (Machinery)	45

100	Fast Retailing Co. Ltd. (Specialty Retail)	57

200	Fuji Electric Co. Ltd. (Electrical Equipment)	6

500	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	21

252	Fujitsu Ltd. (IT Services) (b)	29

300	Fukuoka Financial Group, Inc. (Banks)	5

5	GLP J-REIT (Equity Real Estate Investment Trusts) (b)	7

100	GMO Payment Gateway, Inc. (IT Services)	10

300	Hakuhodo DY Holdings, Inc. (Media)	4

200	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	9

300	Hankyu Hanshin Holdings, Inc. (Road & Rail)	10

Shares	Security Description	Value (000)

	Japan (continued)

27	Hikari Tsushin, Inc. (Specialty Retail)	$6

400	Hino Motors Ltd. (Machinery)	3

42	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	5

100	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	5

200	Hitachi Construction Machinery Co. Ltd. (Machinery)	6

1,440	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	46

300	Hitachi Metals Ltd. (Metals & Mining)	4

2,300	Honda Motor Co. Ltd. (Automobiles)	59

100	Hoshizaki Corp. (Machinery)	9

600	HOYA Corp. (Health Care Equipment & Supplies)	57

400	Hulic Co. Ltd. (Real Estate Management & Development)	4

252	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels) (b)	5

200	Iida Group Holdings Co. Ltd. (Household Durables)	3

1,500	INPEX Corp. (Oil, Gas & Consumable Fuels)	9

500	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	3

800	Isuzu Motors Ltd. (Automobiles)	7

100	ITO EN Ltd. (Beverages)	6

1,900	ITOCHU Corp. (Trading Companies & Distributors)	41

200	ITOCHU Techno-Solutions Corp. (IT Services)	8

148	Japan Airlines Co. Ltd. (Airlines)	3

100	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	4

700	Japan Exchange Group, Inc. (Capital Markets)	16

600	Japan Post Bank Co. Ltd. (Banks)	4

2,200	Japan Post Holdings Co. Ltd. (Insurance) (b)	16

300	Japan Post Insurance Co. Ltd. (Insurance) (b)	4

1	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	3

2	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	11

4	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	5

700	JFE Holdings, Inc. (Metals & Mining)	5

300	JGC Holdings Corp. (Construction & Engineering)	3

300	JTEKT Corp. (Machinery)	2

600	Kajima Corp. (Construction & Engineering)	7

200	Kakaku.com, Inc. (Interactive Media & Services)	5

100	Kamigumi Co. Ltd. (Transportation Infrastructure)	2

200	Kansai Paint Co. Ltd. (Chemicals)	4

727	Kao Corp. (Personal Products)	58

200	Kawasaki Heavy Industries Ltd. (Machinery)	3

2,374	KDDI Corp. (Wireless Telecommunication Services)	71

200	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	9

300	Keikyu Corp. (Road & Rail)	5

132	Keio Corp. (Road & Rail)	8

200	Keisei Electric Railway Co. Ltd. (Road & Rail)	6

234	Keyence Corp. (Electronic Equipment, Instruments & Components)	98

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

200	Kikkoman Corp. (Food Products)	$10

300	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	13

1,200	Kirin Holdings Co. Ltd., Class – C (Beverages)	24

100	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	9

100	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	6

134	Koito Manufacturing Co. Ltd. (Auto Components)	5

1,300	Komatsu Ltd. (Machinery)	27

100	Konami Holdings Corp. (Entertainment)	3

43	Kose Corp. (Personal Products)	5

1,500	Kubota Corp. (Machinery)	22

500	Kuraray Co. Ltd. (Chemicals)	5

100	Kurita Water Industries Ltd. (Machinery)	3

500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	27

400	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	11

500	Kyushu Electric Power Co., Inc. (Electric Utilities)	4

200	Kyushu Railway Co. (Road & Rail)	5

100	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	9

100	Lawson, Inc. (Food & Staples Retailing)	5

100	LINE Corp. (Interactive Media & Services) (a)	5

300	Lion Corp. (Household Products)	7

400	LIXIL Group Corp. (Building Products)	6

700	M3, Inc. (Health Care Technology)	30

300	Makita Corp. (Machinery)	11

2,400	Marubeni Corp. (Trading Companies & Distributors)	11

300	Marui Group Co. Ltd. (Multiline Retail)	5

100	Maruichi Steel Tube Ltd. (Metals & Mining)	2

800	Mazda Motor Corp. (Automobiles)	5

100	McDonald’s Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	5

1,100	Mebuki Financial Group, Inc. (Banks)	3

300	Medipal Holdings Corp. (Health Care Providers & Services)	6

100	Mercari, Inc. (Internet & Direct Marketing Retail) (a)	3

500	MINEBEA MITSUMI, Inc. (Machinery)	9

400	MISUMI Group, Inc. (Machinery)	10

1,900	Mitsubishi Corp. (Trading Companies & Distributors)	40

2,600	Mitsubishi Electric Corp. (Electrical Equipment)	34

1,700	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	25

200	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	3

200	Mitsubishi Materials Corp. (Metals & Mining)	4

1,000	Mitsubishi Motors Corp. (Automobiles)	2

17,579	Mitsubishi UFJ Financial Group, Inc. (Banks)	69

500	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	2

300	Mitsui Chemicals, Inc. (Chemicals)	6

1,300	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	23

100	Miura Co. Ltd. (Machinery)	4

34,900	Mizuho Financial Group, Inc. (Banks)	43

Shares	Security Description	Value (000)

	Japan (continued)

200	MonotaRO Co. Ltd. (Trading Companies & Distributors)	$8

630	MS&AD Insurance Group Holdings, Inc. (Insurance)	17

837	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	49

200	Nabtesco Corp. (Machinery)	6

300	Nagoya Railroad Co. Ltd. (Road & Rail)	8

330	NEC Corp. (Technology Hardware, Storage & Peripherals)	16

700	Nexon Co. Ltd. (Entertainment)	16

400	NGK Insulators Ltd. (Machinery)	6

200	NGK Spark Plug Co. Ltd. (Auto Components)	3

100	NH Foods Ltd. (Food Products)	4

700	Nidec Corp. (Electrical Equipment)	47

200	Nihon M&A Center, Inc. (Professional Services)	9

500	Nikon Corp. (Household Durables)	4

145	Nintendo Co. Ltd. (Entertainment)	65

2	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	12

100	Nippon Express Co. Ltd. (Road & Rail)	5

200	Nippon Paint Holdings Co. Ltd. (Chemicals)	15

3	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts) (b)	9

100	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	8

1,200	Nippon Steel Corp. (Metals & Mining) (b)	12

1,862	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	43

200	Nippon Yusen Kabushiki Kaisha (Marine)	3

3,300	Nissan Motor Co. Ltd. (Automobiles)	12

254	Nisshin Seifun Group, Inc. (Food Products)	4

100	Nissin Foods Holdings Co. Ltd. (Food Products)	9

100	Nitori Holdings Co. Ltd. (Specialty Retail)	20

200	Nitto Denko Corp. (Chemicals)	11

4,500	Nomura Holdings, Inc. (Capital Markets)	20

200	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	4

6	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	7

435	Nomura Research Institute Ltd. (IT Services)	12

500	NSK Ltd. (Machinery)	4

900	NTT Data Corp. (IT Services)	10

1,666	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	44

900	Obayashi Corp. (Construction & Engineering)	8

100	Obic Co. Ltd. (IT Services)	18

400	Odakyu Electric Railway Co. Ltd. (Road & Rail)	10

1,300	Oji Paper Co. Ltd. (Paper & Forest Products)	6

1,700	Olympus Corp. (Health Care Equipment & Supplies)	33

247	OMRON Corp. (Electronic Equipment, Instruments & Components)	17

500	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	15

49	Oracle Corp. Japan (Software)	6

300	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	40

1,900	ORIX Corp. (Diversified Financial Services)	24

4	ORIX JREIT, Inc. (Equity Real Estate Investment Trusts)	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

500	Osaka Gas Co. Ltd. (Gas Utilities)	$10

134	OTSUKA Corp. (IT Services)	7

600	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	26

568	Pan Pacific International Holdings Corp. (Multiline Retail)	13

3,100	Panasonic Corp. (Household Durables)	27

200	Park24 Co. Ltd. (Commercial Services & Supplies)	3

200	PeptiDream, Inc. (Biotechnology)(a)	9

300	Persol Holdings Co. Ltd. (Professional Services)	4

148	Pigeon Corp. (Household Products)	6

100	Pola Orbis Holdings, Inc. (Personal Products)	2

1,200	Rakuten, Inc. (Internet & Direct Marketing Retail)	11

1,800	Recruit Holdings Co. Ltd. (Professional Services) (b)	62

1,100	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment) (a)(b)	6

3,000	Resona Holdings, Inc. (Banks)	10

1,000	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	7

43	Rinnai Corp. (Household Durables)	4

121	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	8

310	Ryohin Keikaku Co. Ltd. (Multiline Retail)	4

500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	9

300	SBI Holdings, Inc. (Capital Markets)	7

100	Scsk Corp. (IT Services)	5

300	Secom Co. Ltd. (Commercial Services & Supplies)	26

300	Sega Sammy Holdings, Inc. (Leisure Products)	4

300	Seibu Holdings, Inc. (Industrial Conglomerates)	3

400	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	5

500	Sekisui Chemical Co. Ltd. (Household Durables)	7

900	Sekisui House Ltd. (Household Durables)	17

1,067	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	35

800	Seven Bank Ltd. (Banks)	2

200	SG Holdings Co. Ltd. (Air Freight & Logistics)	7

300	Sharp Corp. (Household Durables) (b)	3

28	Shimamura Co. Ltd. (Specialty Retail)	2

100	Shimano, Inc. (Leisure Products)	19

900	Shimizu Corp. (Construction & Engineering)	7

500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	60

200	Shinsei Bank Ltd. (Banks) (b)	2

600	Shiseido Co. Ltd. (Personal Products)	38

200	Showa Denko KK (Chemicals)	5

100	SMC Corp. (Machinery)	50

2,700	Softbank Corp. (Wireless Telecommunication Services) (b)	34

2,218	SoftBank Group Corp. (Wireless Telecommunication Services)	112

100	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	5

500	Sompo Holdings, Inc. (Insurance)	17

1,800	Sony Corp. (Household Durables)	125

200	Sony Financial Holdings, Inc. (Insurance)	5

Shares	Security Description	Value (000)

	Japan (continued)

100	Square Enix Holdings Co. Ltd. (Entertainment)	$5

200	Stanley Electric Co. Ltd. (Auto Components)	5

900	Subaru Corp. (Automobiles)	19

400	SUMCO Corp. (Semiconductors & Semiconductor Equipment) (b)	6

1,700	Sumitomo Corp. (Trading Companies & Distributors)	20

1,100	Sumitomo Electric Industries Ltd. (Auto Components)	13

142	Sumitomo Heavy Industries Ltd. (Machinery)	3

300	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	8

1,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	54

523	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	15

400	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	11

200	Sumitomo Rubber Industries Ltd. (Auto Components)	2

100	Sundrug Co. Ltd. (Food & Staples Retailing)	3

200	Suntory Beverage & Food Ltd. (Beverages)	8

100	Suzuken Co. Ltd. (Health Care Providers & Services)	4

500	Suzuki Motor Corp. (Automobiles)	17

300	Sysmex Corp. (Health Care Equipment & Supplies)	23

800	T&D Holdings, Inc. (Insurance)	7

200	Taiheiyo Cement Corp. (Construction Materials)	5

300	Taisei Corp. (Construction & Engineering)	12

46	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	3

200	Taiyo Nippon Sanso Corp. (Chemicals)	3

200	TDK Corp. (Electronic Equipment, Instruments & Components)	20

300	Teijin Ltd. (Chemicals)	5

100	The Bank of Kyoto Ltd. (Banks)	4

900	The Chiba Bank Ltd. (Banks)	4

400	The Chugoku Electric Power Company, Inc. (Electric Utilities)	5

1,000	The Kansai Electric Power Co., Inc. (Electric Utilities)	10

600	The Shizuoka Bank Ltd. (Banks)	4

200	The Yokohama Rubber Co. Ltd. (Auto Components)	3

200	THK Co. Ltd. (Machinery)	5

300	TIS, Inc. (IT Services)	6

245	Tobu Railway Co. Ltd. (Road & Rail)	8

145	Toho Co. Ltd. (Entertainment)	5

100	Toho Gas Co. Ltd. (Gas Utilities)	5

600	Tohoku Electric Power Co., Inc. (Electric Utilities)	6

931	Tokio Marine Holdings, Inc. (Insurance)	40

100	Tokyo Century Corp. (Diversified Financial Services)	5

2,200	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities) (a)	7

200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	49

800	Tokyo Fudosan Holdings Corp. (Real Estate Management & Development) (b)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

500	Tokyo Gas Co. Ltd. (Gas Utilities)	$12

700	Tokyu Corp. (Road & Rail)	10

400	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	7

2,000	Toray Industries, Inc. (Chemicals)	9

600	Toshiba Corp. (Industrial Conglomerates)	19

400	Tosoh Corp. (Chemicals)	5

200	TOTO Ltd. (Building Products)	8

100	Toyo Suisan Kaisha Ltd. (Food Products)	6

100	Toyoda Gosei Co. Ltd. (Auto Components)	2

200	Toyota Industries Corp. (Auto Components)	11

3,030	Toyota Motor Corp. (Automobiles)	192

200	Trend Micro, Inc. (Software)	11

47	Tsuruha Holdings, Inc. (Food & Staples Retailing)	6

600	Unicharm Corp. (Household Products)	25

4	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	4

300	USS Co. Ltd. (Specialty Retail)	5

100	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	8

200	Yakult Honsha Co. Ltd. (Food Products)(b)	11

1,000	Yamada Denki Co. Ltd. (Specialty Retail)	5

200	Yamaha Corp. (Leisure Products)	9

400	Yamaha Motor Co. Ltd. (Automobiles)	6

400	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	8

200	Yamazaki Baking Co. Ltd. (Food Products)	3

400	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	14

300	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	5

4,000	Z Holdings Corp. (Interactive Media & Services)	20

200	ZOZO, Inc. (Internet & Direct Marketing Retail)	4

		4,300

	Jersey — 0.08%

14,218	Glencore PLC (Metals & Mining) (b)	30

1,773	WPP PLC (Media)	14

		44

	Liberia — 0.02%

261	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	13

	Luxembourg — 0.04%

870	Altice Europe NV (Media) (a)(b)	3

1,061	ArcelorMittal SA (Metals & Mining) (a)	12

535	SES SA (Media) (b)	4

691	Tenaris SA (Energy Equipment & Services)	4

		23

	Netherlands — 1.53%

599	ABN AMRO Group N.V. (Banks) (b)	5

26	Adyen N.V. (IT Services) (a)(b)	38

2,625	AEGON N.V. (Insurance)	8

188	AerCap Holdings N.V. (Trading Companies & Distributors) (a)	6

282	Akzo Nobel N.V. (Chemicals)	25

Shares	Security Description	Value (000)

	Netherlands (continued)

611	ASML Holding N.V. (Semiconductors & Semiconductor Equipment) (b)	$223

1,436	CNH Industrial N.V. (Machinery)	10

154	Exor N.V. (Diversified Financial Services)	9

165	Heineken Holding N.V., Class – A (Beverages)	14

376	Heineken N.V. (Beverages)	34

5,633	ING Groep N.V. (Banks)	39

174	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail)(a) (b)	18

1,592	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	43

244	Koninklijke DSM N.V. (Chemicals)	35

4,861	Koninklijke KPN N.V. (Diversified Telecommunication Services)	13

1,271	Koninklijke Philips N.V. (Health Care Equipment & Supplies)	59

109	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	6

372	LyondellBasell Industries N.V., Class – A (Chemicals)	24

445	NN Group N.V. (Insurance) (b)	15

392	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	45

704	Prosus N.V. (Internet & Direct Marketing Retail) (a)(b)	66

310	QIAGEN N.V. (Life Sciences Tools & Services) (a)	13

169	Randstad N.V. (Professional Services)	8

908	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	25

381	Wolters Kluwer N.V. (Professional Services)	29

		810

	New Zealand — 0.12%

1,136	a2 Milk Co. Ltd. (Food Products) (a)	15

1,902	Auckland International Airport Ltd. (Transportation Infrastructure)	8

841	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	19

878	Mercury NZ Ltd. (Electric Utilities)	3

1,904	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	6

642	Ryman Healthcare Ltd. (Health Care Providers & Services)	5

2,712	Spark New Zealand Ltd. (Diversified Telecommunication Services)	8

		64

	Norway — 0.18%

1,313	DNB ASA (Banks) (a)	18

1,472	Equinor ASA (Oil, Gas & Consumable Fuels)	20

298	Gjensidige Forsikring ASA (Insurance) (a)	6

597	Mowi ASA (Food Products)	11

1,987	Norsk Hydro ASA (Metals & Mining)(a)	6

1,086	Orkla ASA (Food Products)	10

124	Schibsted ASA, Class – B (Media)(a)(b)	3

1,048	Telenor ASA (Diversified Telecommunication Services)	15

252	Yara International ASA (Chemicals)	9

		98

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Panama — 0.02%

729	Carnival Corp., Class – A (Hotels, Restaurants & Leisure)^	$12

	Papua New Guinea — 0.01%

2,465	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	5

	Portugal — 0.06%

3,542	EDP – Energias de Portugal SA (Electric Utilities)	17

711	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)(b)	8

374	Jeronimo Martins, SGPS, SA (Food & Staples Retailing) (a)	7

		32

	Singapore — 0.38%

4,292	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	10

3,900	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts)	5

3,600	CapitaLand Ltd. (Real Estate Management & Development) (a)	7

3,800	CapitaLand Mall Trust (Equity Real Estate Investment Trusts)	5

600	City Developments Ltd. (Real Estate Management & Development)	4

2,600	DBS Group Holdings Ltd. (Banks)	40

9,000	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	5

100	Jardine Cycle & Carriage Ltd. (Distributors)	1

2,100	Keppel Corp. Ltd. (Industrial Conglomerates)	9

3,500	Mapletree Commercial Trust (Equity Real Estate Investment Trusts)	5

3,500	Mapletree Logistics Trust (Equity Real Estate Investment Trusts)	5

4,617	Oversea-Chinese Banking Corp. Ltd. (Banks)	30

2,100	Singapore Airlines Ltd. (Airlines)	6

1,200	Singapore Exchange Ltd. (Capital Markets)	7

11,400	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	20

2,400	Suntec REIT (Equity Real Estate Investment Trusts)	2

1,700	United Overseas Bank Ltd. (Banks)	25

600	United Overseas Land Group Ltd. (Real Estate Management & Development)	3

400	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	5

2,800	Wilmar International Ltd. (Food Products)	8

3,000	Yangzijiang Shipbuilding Holdings Ltd. (Machinery)	2

		204

	Spain — 0.85%

375	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	10

93	Aena SME SA (Transportation Infrastructure) (a)(b)	12

624	Amadeus IT Group SA (IT Services)	33

9,655	Banco Bilbao Vizcaya Argentaria SA (Banks)	33

23,957	Banco Santander SA (Banks) (b)	59

996	Bankinter SA (Banks)	5

5,078	CaixaBank SA (Banks)	11

Shares	Security Description	Value (000)

	Spain (continued)

357	Cellnex Telecom SA (Diversified Telecommunication Services) (b)	$22

386	Enagas SA (Oil, Gas & Consumable Fuels) (b)	9

456	Endesa SA (Electric Utilities)	11

683	Ferrovial SA (Construction & Engineering)	18

454	Grifols SA (Biotechnology)	14

8,265	Iberdrola SA (Electric Utilities)	97

1,577	Industria de Diseno Textil SA (Specialty Retail)	42

1,358	Mapfre SA (Insurance)	2

437	Naturgy Energy Group SA (Gas Utilities)	8

621	Red Electrica Corp. SA (Electric Utilities)	12

1,929	Repsol SA (Oil, Gas & Consumable Fuels)	17

355	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment) (a)	6

6,768	Telefonica SA (Diversified Telecommunication Services)	32

		453

	Sweden — 0.98%

447	Alfa Laval AB (Machinery) (a)	10

1,398	Assa Abloy AB, B Shares (Building Products)	29

940	Atlas Copco AB, A Shares (Machinery)	41

541	Atlas Copco AB, B Shares (Machinery)	20

389	Boliden AB (Metals & Mining)	9

331	Electrolux AB, B Shares (Household Durables)	6

936	Epiroc AB, Class – A (Machinery)	12

600	Epiroc AB, Class – B (Machinery)	7

309	Equities AB (Capital Markets)	6

846	Essity AB, Class – B (Household Products) (a)	27

188	Evolution Gaming Group AB (Hotels, Restaurants & Leisure) (b)	11

1,110	Hennes & Mauritz AB, B Shares (Specialty Retail)	16

394	Hexagon AB, Class – B (Electronic Equipment, Instruments & Components) (a)	23

721	Husqvarna AB (Household Durables)	6

135	ICA Gruppen AB (Food & Staples Retailing)	6

249	Industrivarden AB, C Shares (Diversified Financial Services) (a)	6

192	Investment AB Latour, Class – B (Industrial Conglomerates)	3

637	Investor AB, B Shares (Diversified Financial Services)	33

354	Kinnevik AB, Class – B (Diversified Financial Services)	9

121	L E Lundbergforetagen AB, Class – B (Diversified Financial Services) (a)	6

282	Lundin Energy AB (Oil, Gas & Consumable Fuels)	7

405	Nibe Industrier AB, B Shares (Building Products) (a)	9

1,573	Sandvik AB (Machinery) (a)	30

460	Securitas AB, B Shares (Commercial Services & Supplies) (a)	6

2,258	Skandinaviska Enskilda Banken AB, Class – A (Banks) (a)	20

511	Skanska AB, B Shares (Construction & Engineering) (a)	10

541	SKF AB, B Shares (Machinery)	10

787	Svenska Cellulosa AB SCA, B Shares (Paper & Forest Products) (a)	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Sweden (continued)

2,160	Svenska Handelsbanken AB, A Shares (Banks) (a)	$21

1,293	Swedbank AB, A Shares (Banks) (a)	17

709	Tele2 AB, B Shares (Wireless Telecommunication Services)	9

4,146	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	38

3,762	Telia Co. AB (Diversified Telecommunication Services) (b)	14

2,075	Volvo AB, B Shares (Machinery)	33

		519

	Switzerland — 2.66%

2,660	ABB Ltd., Registered Shares (Electrical Equipment)	60

224	Adecco Group AG (Professional Services)	11

711	Alcon, Inc. (Health Care Equipment & Supplies) (a)	41

64	Baloise Holding AG, Registered Shares (Insurance)	10

40	Banque Cantonale Vaudoise, Registered Shares (Banks)	4

4	Barry Callebaut AG, Registered Shares (Food Products)	8

2	Chocoladefabriken Lindt & Spruengli AG (Food Products)	16

651	Chubb Ltd. (Insurance)	82

307	Clariant AG, Registered Shares (Chemicals) (a)	6

284	Coca-Cola HBC AG (Beverages)	7

754	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	49

3,447	Credit Suisse Group AG, Registered Shares (Capital Markets)	36

12	EMS-Chemie Holding AG (Chemicals)	9

202	Garmin Ltd. (Household Durables)	20

52	Geberit AG, Registered Shares (Building Products)	26

13	Givaudan SA, Registered Shares (Chemicals)	49

305	Julius Baer Group Ltd. (Capital Markets)	13

77	Kuehne & Nagel International AG, Registered Shares (Marine) (a)	13

735	LafargeHolcim Ltd., Registered Shares (Construction Materials) (b)	32

243	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	16

4,276	Nestle SA, Registered Shares (Food Products)	473

64	Pargesa Holding SA (Diversified Financial Services)	5

26	Partners Group Holding AG (Capital Markets)	24

56	Schindler Holding AG (Machinery)	14

31	Schindler Holding AG, Registered Shares (Machinery)	7

9	SGS SA, Registered Shares (Professional Services) (b)	22

205	Sika AG, Registered Shares (Chemicals) (b)	40

75	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies) (a)(b)	15

15	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	13

Shares	Security Description	Value (000)

	Switzerland (continued)

46	Swiss Life Holding AG (Insurance)	$17

108	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	10

427	Swiss Re AG (Insurance)	33

37	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	19

500	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	41

93	Temenos AG, Registered Shares (Software)	14

71	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	3

41	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	8

5,209	UBS Group AG (Capital Markets)	60

65	Vifor Pharma AG (Pharmaceuticals)	10

215	Zurich Financial Services AG (Insurance)	76

		1,412

	United Arab Emirates — 0.00%

118	NMC Health PLC (Health Care Providers & Services) (a)(c)	—

	United Kingdom — 4.36%

1,422	3i Group PLC (Capital Markets)	15

278	Admiral Group PLC (Insurance)	8

2,254	Amcor PLC (Containers & Packaging)	23

1,777	Anglo American PLC (Metals & Mining)	41

585	Antofagasta PLC (Metals & Mining)	7

341	Aon PLC, Class – A (Insurance)	66

380	Aptiv PLC (Auto Components)	30

667	Ashtead Group PLC (Trading Companies & Distributors)	22

544	Associated British Foods PLC (Food Products)	13

1,257	Auto Trader Group PLC (Interactive Media & Services) (b)	8

106	Aveva Group PLC (Software)	5

5,748	Aviva PLC (Insurance)	19

25,066	Barclays PLC (Banks)	35

1,516	Barratt Developments PLC (Household Durables)	9

185	Berkeley Group Holdings PLC (Household Durables)	10

29,118	BP PLC (Oil, Gas & Consumable Fuels)	113

1,290	British Land Co. PLC (Equity Real Estate Investment Trusts)	6

12,371	BT Group PLC (Diversified Telecommunication Services)	17

483	Bunzl PLC (Trading Companies & Distributors)	13

582	Burberry Group PLC (Textiles, Apparel & Luxury Goods) (b)	11

297	Coca-Cola European Partners PLC (Beverages)	11

2,580	Compass Group PLC (Hotels, Restaurants & Leisure) (b)	36

175	Croda International PLC (Chemicals)	11

3,360	Diageo PLC (Beverages)	112

2,018	Direct Line Insurance Group PLC (Insurance)	7

753	Evraz PLC (Metals & Mining)	3

316	Ferguson PLC (Trading Companies & Distributors)	26

578	Halma PLC (Electronic Equipment, Instruments & Components)	16

476	Hargreaves Lansdown PLC (Capital Markets)	10

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United Kingdom (continued)

29,194	HSBC Holdings PLC (Banks)	$137

2,041	Informa PLC (Media)	12

235	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	10

236	Intertek Group PLC (Professional Services)	16

5,347	ITV PLC (Media)	5

2,611	J Sainsbury PLC (Food & Staples Retailing)	7

741	JD Sports Fashion PLC (Specialty Retail) (b)	6

274	Johnson Matthey PLC (Chemicals)	7

3,099	Kingfisher PLC (Specialty Retail)	8

1,000	Land Securities Group PLC (Equity Real Estate Investment Trusts)	7

8,289	Legal & General Group PLC (Insurance)	23

255	Liberty Global PLC, Class – A (Media) (a)	6

643	Liberty Global PLC, Class – C (Media) (a)	13

767	Linde PLC (Chemicals)	163

99,587	Lloyds Banking Group PLC (Banks)	39

442	London Stock Exchange Group PLC (Capital Markets) (b)	45

3,588	M&G PLC (Diversified Financial Services)	7

6,870	Melrose Industries PLC (Electrical Equipment)	9

719	Mondi PLC (Paper & Forest Products)	13

5,061	National Grid PLC (Multi-Utilities)	62

195	Next PLC (Multiline Retail)	12

628	Ocado Group PLC (Internet & Direct Marketing Retail) (a)(b)	16

1,108	Pearson PLC (Media)	8

492	Persimmon PLC (Household Durables)	13

3,753	Prudential PLC (Insurance)	57

2,788	RELX PLC (Professional Services)	64

2,640	Rentokil Initial PLC (Commercial Services & Supplies)	17

1,615	Rio Tinto PLC (Metals & Mining)	90

7,629	Royal Bank of Scotland Group PLC (Banks) (b)	11

5,921	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	95

5,360	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	81

1,457	RSA Insurance Group PLC (Insurance)	7

184	Schroders PLC (Capital Markets)	7

1,789	Segro PLC (Equity Real Estate Investment Trusts)	20

233	Sensata Technologies Holding PLC (Electrical Equipment) (a)	9

347	Severn Trent PLC (Water Utilities)	11

1,219	Smith & Nephew PLC (Health Care Equipment & Supplies)	23

514	Smiths Group PLC (Industrial Conglomerates)	9

100	Spirax-Sarco Engineering PLC (Machinery)	12

1,467	SSE PLC (Electric Utilities)	25

686	St. James Place PLC (Capital Markets)	8

3,769	Standard Chartered PLC (Banks)	20

3,528	Standard Life Aberdeen PLC (Diversified Financial Services)	12

4,931	Taylor Wimpey PLC (Household Durables) (b)	9

14,172	Tesco PLC (Food & Staples Retailing)	40

1,663	The Sage Group PLC (Software)	14

Shares	Security Description	Value (000)

	United Kingdom (continued)

2,101	Unilever N.V. (Personal Products)	$112

1,682	Unilever PLC (Personal Products)	91

996	United Utilities Group PLC (Water Utilities)	11

38,593	Vodafone Group PLC (Wireless Telecommunication Services)	61

301	Whitbread PLC (Hotels, Restaurants & Leisure)	8

3,471	William Morrison Supermarkets PLC (Food & Staples Retailing)	8

180	Willis Towers Watson PLC (Insurance)	35

		2,314

	United States — 63.73%

827	3M Co. (Industrial Conglomerates)	129

202	A.O. Smith Corp. (Building Products)	10

2,516	Abbott Laboratories (Health Care Equipment & Supplies)	230

62	Abiomed, Inc. (Health Care Equipment & Supplies) (a)	15

912	Accenture PLC, Class – A (IT Services)	196

1,106	Activision Blizzard, Inc. (Entertainment)	84

694	Adobe, Inc. (Software) (a)	302

102	Advance Auto Parts, Inc. (Specialty Retail)	15

1,684	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment) (a)	89

977	Aflac, Inc. (Insurance)	35

450	Agilent Technologies, Inc. (Life Sciences Tools & Services)	40

731	AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	9

318	Air Products & Chemicals, Inc. (Chemicals)	76

225	Akamai Technologies, Inc. (IT Services) (a)	24

144	Albemarle Corp. (Chemicals)	11

172	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	28

310	Alexion Pharmaceuticals, Inc. (Biotechnology) (a)	35

105	Align Technology, Inc. (Health Care Equipment & Supplies) (a)	29

21	Alleghany Corp. (Insurance)	10

358	Alliant Energy Corp. (Electric Utilities)	17

569	Ally Financial, Inc. (Consumer Finance)	11

155	Alnylam Pharmaceuticals, Inc. (Biotechnology) (a)	23

431	Alphabet, Inc., Class – A (Interactive Media & Services) (a)	611

441	Alphabet, Inc., Class – C (Interactive Media & Services) (a)	623

453	Altice USA, Inc., Class – A (Media) (a)	10

607	Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	1,675

14	AMERCO (Road & Rail)	4

343	Ameren Corp. (Multi-Utilities)	24

712	American Electric Power Co., Inc. (Electric Utilities)	57

979	American Express Co. (Consumer Finance)	93

96	American Financial Group, Inc. (Insurance)	6

1,262	American International Group, Inc. (Insurance)	39

636	American Tower Corp. (Equity Real Estate Investment Trusts)	164

262	American Water Works Co., Inc. (Water Utilities)	33

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

177	Ameriprise Financial, Inc. (Capital Markets)	$27

214	AmerisourceBergen Corp. (Health Care Providers & Services)	22

319	AMETEK, Inc. (Electrical Equipment)	29

431	Amphenol Corp., Class – A (Electronic Equipment, Instruments & Components)	41

531	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	65

2,142	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	14

124	ANSYS, Inc. (Software) (a)	36

363	Anthem, Inc. (Health Care Providers & Services)	95

255	Apollo Global Management, Inc. (Capital Markets)	13

6,279	Apple, Inc. (Technology Hardware, Storage & Peripherals)	2,292

1,322	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	80

325	Aramark (Hotels, Restaurants & Leisure)	7

809	Archer-Daniels-Midland Co. (Food Products)	32

80	Arista Networks, Inc. (Communications Equipment) (a)	17

125	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components) (a)	9

274	Arthur J. Gallagher & Co. (Insurance)	27

88	Assurant, Inc. (Insurance)	9

10,317	AT&T, Inc. (Diversified Telecommunication Services)	312

180	Atmos Energy Corp. (Gas Utilities)	18

317	Autodesk, Inc. (Software) (a)	76

122	Autoliv, Inc. (Auto Components)	8

621	Automatic Data Processing, Inc. (IT Services)	92

34	AutoZone, Inc. (Specialty Retail) (a)	38

97	Avalara, Inc. (Software) (a)	13

204	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	32

639	Avantor, Inc. (Life Sciences Tools & Services) (a)	11

114	Avery Dennison Corp. (Containers & Packaging)	13

300	Axalta Coating Systems Ltd. (Chemicals) (a)	7

993	Baker Hughes, Inc. (Energy Equipment & Services)	15

458	Ball Corp. (Containers & Packaging)	31

11,302	Bank of America Corp. (Banks)	268

736	Baxter International, Inc. (Health Care Equipment & Supplies)	63

391	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	94

1,992	Berkshire Hathaway, Inc., Class – B (Diversified Financial Services) (a)	355

331	Best Buy Co., Inc. (Specialty Retail)	29

251	BioMarin Pharmaceutical, Inc. (Biotechnology) (a)	31

31	Bio-Rad Laboratories, Inc., Class – A (Life Sciences Tools & Services) (a)	14

224	Black Knight, Inc. (IT Services) (a)	16

220	BlackRock, Inc., Class – A (Capital Markets)	120

59	Booking Holdings, Inc. (Internet & Direct Marketing Retail) (a)	94

Shares	Security Description	Value (000)

	United States (continued)

210	Booz Allen Hamilton Holding Corp. (IT Services)	$16

294	BorgWarner, Inc. (Auto Components)	10

210	Boston Properties, Inc. (Equity Real Estate Investment Trusts)	19

2,012	Boston Scientific Corp. (Health Care Equipment & Supplies) (a)	71

574	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	181

164	Broadridge Financial Solutions, Inc. (IT Services)	21

358	Brown & Brown, Inc. (Insurance)	15

431	Brown-Forman Corp., Class – B (Beverages)	27

92	Burlington Stores, Inc. (Specialty Retail) (a)	18

187	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	15

7	Cable One, Inc. (Media)	12

600	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	10

393	Cadence Design Systems, Inc. (Software) (a)	38

132	Camden Property Trust (Equity Real Estate Investment Trusts)	12

259	Campbell Soup Co. (Food Products)	13

653	Capital One Financial Corp. (Consumer Finance)	41

415	Cardinal Health, Inc. (Health Care Providers & Services)	22

228	CarMax, Inc. (Specialty Retail) (a)	20

1,170	Carrier Global Corp. (Building Products)	26

792	Caterpillar, Inc. (Machinery)	100

158	CBOE Global Markets, Inc. (Capital Markets)	15

470	CBRE Group, Inc., Class – A (Real Estate Management & Development) (a)	21

178	CDK Global, Inc. (Software)	7

200	CDW Corp. (Electronic Equipment, Instruments & Components)	23

181	Celanese Corp., Series A (Chemicals)	16

847	Centene Corp. (Health Care Providers & Services) (a)	54

768	CenterPoint Energy, Inc. (Multi-Utilities)	14

1,335	CenturyLink, Inc. (Diversified Telecommunication Services)	13

439	Cerner Corp. (Health Care Technology)	30

316	CF Industries Holdings, Inc. (Chemicals)	9

212	Charter Communications, Inc., Class – A (Media) (a)	108

316	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	15

2,682	Chevron Corp. (Oil, Gas & Consumable Fuels)	239

37	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure) (a)	39

536	Cigna Corp. (Health Care Providers & Services)	101

228	Cincinnati Financial Corp. (Insurance)	15

127	Cintas Corp. (Commercial Services & Supplies)	34

6,101	Cisco Systems, Inc. (Communications Equipment)	285

3,026	Citigroup, Inc. (Banks)	155

610	Citizens Financial Group, Inc. (Banks)	15

167	Citrix Systems, Inc. (Software)	25

516	CME Group, Inc. (Capital Markets)	84

395	CMS Energy Corp. (Multi-Utilities)	23

235	Cognex Corp. (Electronic Equipment, Instruments & Components)	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

794	Cognizant Technology Solutions Corp. (IT Services)	$45

1,169	Colgate-Palmolive Co. (Household Products)	86

6,538	Comcast Corp., Class – A (Media)	255

225	Comerica, Inc. (Banks)	9

677	Conagra Brands, Inc. (Food Products)	24

281	Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	14

1,543	ConocoPhillips (Oil, Gas & Consumable Fuels)	65

483	Consolidated Edison, Inc. (Multi-Utilities)	35

242	Constellation Brands, Inc., Class – A (Beverages)	42

292	Copart, Inc. (Commercial Services & Supplies) (a)	24

1,044	Corteva, Inc. (Chemicals)	28

55	CoStar Group, Inc. (Professional Services) (a)	39

634	Costco Wholesale Corp. (Food & Staples Retailing)	192

96	Coupa Software, Inc. (Software) (a)	27

152	Crowdstrike Holdings, Inc., Class – A (Software) (a)	15

598	Crown Castle International Corp. (Equity Real Estate Investment Trusts)	100

208	Crown Holdings, Inc. (Containers & Packaging) (a)	14

1,114	CSX Corp. (Road & Rail)	78

211	Cummins, Inc. (Machinery)	37

1,875	CVS Health Corp. (Health Care Providers & Services)	122

489	D.R. Horton, Inc. (Household Durables)	27

176	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	13

156	Datadog, Inc., Class – A (Software) (a)	14

138	DaVita, Inc. (Health Care Providers & Services) (a)	11

429	Deere & Co. (Machinery)	67

334	Dell Technologies, Inc. (Technology Hardware, Storage & Peripherals) (a)	18

244	Delta Air Lines, Inc. (Airlines)	7

322	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	14

132	Dexcom, Inc. (Health Care Equipment & Supplies) (a)	54

220	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	9

380	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	54

439	Discover Financial Services (Consumer Finance)	22

231	Discovery, Inc., Class – A (Media) (a)	5

472	Discovery, Inc., Class – C (Media) (a)	9

347	Dish Network Corp. (Media) (a)	12

247	DocuSign, Inc. (Software) (a)	43

361	Dollar General Corp. (Multiline Retail)	69

330	Dollar Tree, Inc. (Multiline Retail) (a)	31

1,205	Dominion Energy, Inc. (Multi-Utilities)	98

54	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	20

215	Dover Corp. (Machinery)	21

1,071	Dow, Inc. (Chemicals)	44

308	Dropbox, Inc. (Software) (a)	7

268	DTE Energy Co. (Multi-Utilities)	29

Shares	Security Description	Value (000)

	United States (continued)

1,055	Duke Energy Corp. (Electric Utilities)	$84

526	Duke Realty Corp. (Equity Real Estate Investment Trusts)	19

1,067	DuPont de Nemours, Inc. (Chemicals)	57

232	Dynatrace, Inc. (Software) (a)	9

309	E*Trade Financial Corp. (Capital Markets)	15

206	East West Bancorp, Inc. (Banks)	7

198	Eastman Chemical Co. (Chemicals)	14

1,149	eBay, Inc. (Internet & Direct Marketing Retail)	60

370	Ecolab, Inc. (Chemicals)	73

526	Edison International (Electric Utilities)	29

904	Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (a)	62

600	Elanco Animal Health, Inc. (Pharmaceuticals) (a)	13

410	Electronic Arts, Inc. (Entertainment) (a)	54

883	Emerson Electric Co. (Electrical Equipment)	54

278	Entergy Corp. (Electric Utilities)	26

840	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	43

76	EPAM Systems, Inc. (IT Services) (a)	19

169	Equifax, Inc. (Professional Services)	29

123	Equinix, Inc. (Equity Real Estate Investment Trusts)	86

600	Equitable Holdings, Inc. (Diversified Financial Services)	12

262	Equity Lifestyle Properties, Inc. (Equity Real Estate Investment Trusts)	16

539	Equity Residential (Equity Real Estate Investment Trusts)	32

37	Erie Indemnity Co., Class – A (Insurance)	7

322	Essential Utilities, Inc. (Water Utilities)	14

92	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	21

338	Evergy, Inc. (Electric Utilities)	20

477	Eversource Energy (Electric Utilities)	40

223	Exact Sciences Corp. (Biotechnology) (a)	19

1,406	Exelon Corp. (Electric Utilities)	51

204	Expedia Group, Inc. (Internet & Direct Marketing Retail)	17

242	Expeditors International of Washington, Inc. (Air Freight & Logistics)	18

185	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	17

6,089	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	273

93	F5 Networks, Inc. (Communications Equipment) (a)	13

3,454	Facebook, Inc., Class – A (Interactive Media & Services) (a)	784

54	FactSet Research Systems, Inc. (Capital Markets)	18

42	Fair Isaac Corp. (Software) (a)	18

832	Fastenal Co. (Trading Companies & Distributors)	36

98	Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	8

359	FedEx Corp. (Air Freight & Logistics)	50

374	Fidelity National Financial, Inc. (Insurance)	11

887	Fidelity National Information Services, Inc. (IT Services)	119

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

1,010	Fifth Third Bancorp (Banks)	$19

248	First Republic Bank (Banks)	26

755	FirstEnergy Corp. (Electric Utilities)	29

832	Fiserv, Inc. (IT Services) (a)	81

122	FleetCor Technologies, Inc. (IT Services) (a)	31

179	FMC Corp. (Chemicals)	18

5,634	Ford Motor Co. (Automobiles)	34

213	Fortinet, Inc. (Software) (a)	29

421	Fortive Corp. (Machinery)	28

199	Fortune Brands Home & Security, Inc. (Building Products)	13

494	Fox Corp., Class – A (Media)	13

246	Fox Corp., Class – B (Media)	7

461	Franklin Resources, Inc. (Capital Markets)	10

2,012	Freeport-McMoRan, Inc. (Metals & Mining)	23

128	Gartner, Inc. (IT Services) (a)	16

873	General Mills, Inc. (Food Products)	54

1,857	General Motors Co. (Automobiles)	47

207	Genuine Parts Co. (Distributors)	18

432	Global Payments, Inc. (IT Services)	73

150	Globe Life, Inc. (Insurance)	11

254	GoDaddy, Inc., Class – A (IT Services) (a)	19

118	Guidewire Software, Inc. (Software) (a)	13

1,286	Halliburton Co. (Energy Equipment & Services)	17

198	Hasbro, Inc. (Leisure Products)	15

391	HCA Holdings, Inc. (Health Care Providers & Services)	38

253	HD Supply Holdings, Inc. (Trading Companies & Distributors) (a)	9

750	Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	21

63	HEICO Corp. (Aerospace & Defense)	6

99	HEICO Corp., Class – A (Aerospace & Defense)	8

221	Henry Schein, Inc. (Health Care Providers & Services) (a)	13

402	Hess Corp. (Oil, Gas & Consumable Fuels)	21

1,792	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	17

390	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	29

231	HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	7

372	Hologic, Inc. (Health Care Equipment & Supplies) (a)	21

407	Hormel Foods Corp. (Food Products)	20

1,046	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	11

589	Howmet Aerospace, Inc. (Aerospace & Defense) (a)	9

2,074	HP, Inc. (Technology Hardware, Storage & Peripherals)	36

190	Humana, Inc. (Health Care Providers & Services)	74

1,409	Huntington Bancshares, Inc. (Banks)	13

115	IDEX Corp. (Machinery)	18

120	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	40

452	Illinois Tool Works, Inc. (Machinery)	79

Shares	Security Description	Value (000)

	United States (continued)

255	Incyte Corp. (Biotechnology) (a)	$27

518	Ingersoll-Rand, Inc. (Machinery) (a)	15

98	Ingredion, Inc. (Food Products)	8

85	Insulet Corp. (Health Care Equipment & Supplies) (a)	17

6,149	Intel Corp. (Semiconductors & Semiconductor Equipment)	368

110	InterActive Corp. (Interactive Media & Services) (a)	36

797	Intercontinental Exchange, Inc. (Capital Markets)	73

1,277	International Business Machines Corp. (IT Services)	154

124	International Flavors & Fragrances, Inc. (Chemicals)	15

516	International Paper Co. (Containers & Packaging)	18

374	Intuit, Inc. (Software)	111

167	Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (a)	95

747	Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	21

205	Ionis Pharmaceuticals, Inc. (Biotechnology) (a)	12

53	IPG Photonics Corp. (Electronic Equipment, Instruments & Components) (a)	9

279	IQVIA Holdings, Inc. (Life Sciences Tools & Services) (a)	40

425	Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	11

107	Jack Henry & Associates, Inc. (IT Services)	20

198	Jacobs Engineering Group, Inc. (Construction & Engineering)	17

85	Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	9

123	JB Hunt Transport Services, Inc. (Road & Rail)	15

1,079	Johnson Controls International PLC (Building Products)	36

73	Jones Lang LaSalle, Inc. (Real Estate Management & Development)	8

4,418	JPMorgan Chase & Co. (Banks)	416

493	Juniper Networks, Inc. (Communications Equipment)	11

138	Kansas City Southern (Road & Rail)	21

356	Kellogg Co. (Food Products)	24

518	Keurig Dr Pepper, Inc. (Beverages)	15

1,385	KeyCorp (Banks)	17

262	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components) (a)	26

493	Kimberly-Clark Corp. (Household Products)	70

2,943	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	45

732	KKR & Co., Inc., Class – A (Capital Markets)	23

221	KLA Corp. (Semiconductors & Semiconductor Equipment)	43

193	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	8

135	Laboratory Corp. of America Holdings (Health Care Providers & Services) (a)	22

210	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	68

199	Lamb Weston Holding, Inc. (Food Products)	13

481	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	22

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

84	Lear Corp. (Auto Components)	$9

390	Lennar Corp., Class – A (Household Durables)	24

50	Lennox International, Inc. (Building Products)	12

33	Liberty Broadband Corp., Class – A (Media) (a)	4

148	Liberty Broadband Corp., Class – C (Media) (a)	18

265	Liberty Media Corp. – Liberty Formula One, Class – C (Entertainment) (a)	8

136	Liberty Media Corp. – Liberty SiriusXM, Class – A (Media) (a)	5

252	Liberty Media Corp. – Liberty SiriusXM, Class – C (Media) (a)	9

289	Lincoln National Corp. (Insurance)	11

237	Live Nation Entertainment, Inc. (Entertainment) (a)	11

448	LKQ Corp. (Distributors) (a)	12

395	Loews Corp. (Insurance)	14

1,102	Lowe’s Companies, Inc. (Specialty Retail)	149

186	M&T Bank Corp. (Banks)	19

909	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	34

20	Markel Corp. (Insurance) (a)	18

53	MarketAxess Holdings, Inc. (Capital Markets)	27

389	Marriott International, Inc., Class – A (Hotels, Restaurants & Leisure)	33

725	Marsh & McLennan Companies, Inc. (Insurance)	79

89	Martin Marietta Materials, Inc. (Construction Materials)	18

416	Masco Corp. (Building Products)	21

75	Masimo Corp. (Health Care Equipment & Supplies) (a)	17

1,287	MasterCard, Inc., Class – A (IT Services)	381

87	Match Group, Inc. (Interactive Media & Services) (a)	9

376	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	23

173	McCormick & Company, Inc. (Food Products)	31

1,071	McDonald’s Corp. (Hotels, Restaurants & Leisure)	197

234	McKesson Corp. (Health Care Providers & Services)	36

760	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	14

63	MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	62

1,095	MetLife, Inc. (Insurance)	40

34	Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	27

719	MGM Resorts International (Hotels, Restaurants & Leisure)	12

347	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	37

1,600	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	82

10,370	Microsoft Corp. (Software)	2,110

158	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	18

393	Moderna, Inc. (Biotechnology) (a)	25

87	Mohawk Industries, Inc. (Household Durables) (a)	9

Shares	Security Description	Value (000)

	United States (continued)

89	Molina Heathcare, Inc. (Health Care Providers & Services) (a)	$16

281	Molson Coors Beverage Co., Class – B (Beverages)	10

2,061	Mondelez International, Inc., Class – A (Food Products)	104

65	MongoDB, Inc. (IT Services) (a)	15

565	Monster Beverage Corp. (Beverages) (a)	39

239	Moody’s Corp. (Capital Markets)	66

1,707	Morgan Stanley (Capital Markets)	82

239	Motorola Solutions, Inc. (Communications Equipment)	33

119	MSCI, Inc. (Capital Markets)	40

159	Nasdaq, Inc. (Capital Markets)	19

544	National Oilwell Varco, Inc. (Energy Equipment & Services)	7

266	National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	9

317	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	14

632	Netflix, Inc. (Entertainment) (a)	288

129	Neurocrine Biosciences, Inc. (Biotechnology) (a)	16

1,153	Newmont Corp. (Metals & Mining)	72

568	News Corp., Class – A (Media)	7

702	NextEra Energy, Inc. (Electric Utilities)	168

505	Nielsen Holdings PLC (Professional Services)	8

1,785	NIKE, Inc., Class – B (Textiles, Apparel & Luxury Goods)	174

568	NiSource, Inc. (Multi-Utilities)	13

81	Nordson Corp. (Machinery)	15

366	Norfolk Southern Corp. (Road & Rail)	64

280	Northern Trust Corp. (Capital Markets)	22

806	Nortonlifelock, Inc. (Software)	16

364	NRG Energy, Inc., Class – C (Independent Power and Renewable Electricity Producers)	12

431	Nucor Corp. (Metals & Mining)	18

880	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	334

5	NVR, Inc. (Household Durables) (a)	16

1,297	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	24

260	OGE Energy Corp. (Electric Utilities)	8

159	Okta, Inc. (IT Services) (a)	32

133	Old Dominion Freight Line, Inc. (Road & Rail)	23

328	Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	10

302	Omnicom Group, Inc. (Media)	16

607	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment) (a)	12

660	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	22

3,226	Oracle Corp. (Software)	178

106	O’Reilly Automotive, Inc. (Specialty Retail) (a)	45

594	Otis Worldwide Corp. (Machinery)	34

156	Owens Corning (Building Products)	9

502	PACCAR, Inc. (Machinery)	38

136	Packaging Corp. of America (Containers & Packaging)	14

141	Palo Alto Networks, Inc. (Communications Equipment) (a)	32

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

180	Parker Hannifin Corp. (Machinery)	$33

467	Paychex, Inc. (IT Services)	35

69	PAYCOM Software, Inc. (Software) (a)	21

1,604	PayPal Holdings, Inc. (IT Services) (a)	279

665	People’s United Financial, Inc. (Banks)	8

1,999	PepsiCo, Inc. (Beverages)	265

624	Phillips 66 (Oil, Gas & Consumable Fuels)	45

171	Pinnacle West Capital Corp. (Electric Utilities)	13

500	Pinterest, Inc., Class – A (Interactive Media & Services) (a)	11

230	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	22

616	PNC Financial Services Group, Inc. (Banks)	65

331	PPG Industries, Inc. (Chemicals)	35

1,077	PPL Corp. (Electric Utilities)	28

383	Principal Financial Group, Inc. (Insurance)	16

1,063	Prologis, Inc. (Equity Real Estate Investment Trusts)	99

562	Prudential Financial, Inc. (Insurance)	34

159	PTC, Inc. (Software) (a)	12

708	Public Service Enterprise Group, Inc. (Multi-Utilities)	35

227	Public Storage (Equity Real Estate Investment Trusts)	44

373	PulteGroup, Inc. (Household Durables)	13

174	Qorvo, Inc. (Semiconductors & Semiconductor Equipment) (a)	19

1,643	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	150

187	Quest Diagnostics, Inc. (Health Care Providers & Services)	21

77	Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	6

180	Raymond James Financial, Inc. (Capital Markets)	12

484	Realty Income Corp. (Equity Real Estate Investment Trusts)	29

227	Regency Centers Corp. (Equity Real Estate Investment Trusts)	10

1,436	Regions Financial Corp. (Banks)	16

89	Reinsurance Group of America (Insurance)	7

312	Republic Services, Inc. (Commercial Services & Supplies)	26

209	ResMed, Inc. (Health Care Equipment & Supplies)	40

105	RingCentral, Inc., Class – A (Software) (a)	30

174	Robert Half International, Inc. (Professional Services)	9

169	Rockwell Automation, Inc. (Electrical Equipment)	36

139	Roku, Inc. (Household Durables) (a)	16

217	Rollins, Inc. (Commercial Services & Supplies)	9

150	Roper Industries, Inc. (Industrial Conglomerates)	58

507	Ross Stores, Inc. (Specialty Retail)	43

194	RPM International, Inc. (Chemicals)	15

351	S&P Global, Inc. (Capital Markets)	116

1,210	Salesforce.com, Inc. (Software) (a)	227

105	Sarepta Therapeutics, Inc. (Biotechnology) (a)	17

158	SBA Communications Corp. (Equity Real Estate Investment Trusts)	47

Shares	Security Description	Value (000)

	United States (continued)

2,006	Schlumberger Ltd. (Energy Equipment & Services)	$37

335	Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	16

221	Sealed Air Corp. (Containers & Packaging)	7

168	Seattle Genetics, Inc. (Biotechnology) (a)	29

185	SEI Investments Co. (Capital Markets)	10

422	Sempra Energy (Multi-Utilities)	49

273	ServiceNow, Inc. (Software) (a)	111

80	Signature Bank (Banks)	9

444	Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	30

1,676	Sirius XM Holdings, Inc. (Media)	10

238	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	30

453	Slack Technologies, Inc., Class – A (Software) (a)	14

1,216	Snap, Inc., Class – A (Interactive Media & Services) (a)	29

79	Snap-on, Inc. (Machinery)	11

204	Southwest Airlines Co. (Airlines)	7

226	Splunk, Inc. (Software) (a)	45

500	Square, Inc., Class – A (IT Services) (a)	52

315	SS&C Technologies Holdings, Inc. (Software)	18

224	Stanley Black & Decker, Inc. (Machinery)	31

1,688	Starbucks Corp. (Hotels, Restaurants & Leisure)	124

508	State Street Corp. (Capital Markets)	32

318	Steel Dynamics, Inc. (Metals & Mining)	8

485	Stryker Corp. (Health Care Equipment & Supplies)	87

129	Sun Communities, Inc. (Equity Real Estate Investment Trusts)	18

75	SVB Financial Group (Banks) (a)	16

791	Synchrony Financial (Consumer Finance)	18

217	Synopsys, Inc. (Software) (a)	42

679	Sysco Corp. (Food & Staples Retailing)	37

341	T. Rowe Price Group, Inc. (Capital Markets)	42

157	Take-Two Interactive Software, Inc. (Entertainment) (a)	22

729	Target Corp. (Multiline Retail)	87

397	TD Ameritrade Holding Corp. (Capital Markets)	14

102	Teladoc Health, Inc. (Health Care Technology) (a)	19

54	Teledyne Technologies, Inc. (Aerospace & Defense) (a)	17

64	Teleflex, Inc. (Health Care Equipment & Supplies)	23

252	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	21

211	Tesla, Inc. (Automobiles) (a)	228

1,342	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	170

985	The AES Corp. (Independent Power and Renewable Electricity Producers)	15

454	The Allstate Corp. (Insurance)	44

1,135	The Bank of New York Mellon Corp. (Capital Markets)	44

972	The Blackstone Group, Inc., Class – A (Capital Markets)	55

180	The Carlyle Group, Inc. (Capital Markets)	5

1,669	The Charles Schwab Corp. (Capital Markets)	56

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

175	The Clorox Co. (Household Products)	$38

5,865	The Coca-Cola Co. (Beverages)	262

473	The Goldman Sachs Group, Inc. (Capital Markets)	93

531	The Hartford Financial Services Group, Inc. (Insurance)	20

207	The Hershey Co. (Food Products)	27

1,568	The Home Depot, Inc. (Specialty Retail)	392

506	The Interpublic Group of Companies, Inc. (Media)	9

163	The J.M. Smucker Co. (Food Products)	17

938	The Kraft Heinz Co. (Food Products)	30

1,122	The Kroger Co. (Food & Staples Retailing)	38

519	The Mosaic Co. (Chemicals)	6

844	The Progressive Corp. (Insurance)	68

120	The Sherwin-Williams Co. (Chemicals)	69

1,517	The Southern Co. (Electric Utilities)	79

1,732	The TJX Companies, Inc. (Specialty Retail)	88

60	The Trade Desk, Inc., Class – A (Software) (a)	24

362	The Travelers Companies, Inc. (Insurance)	41

2,597	The Walt Disney Co. (Entertainment)	289

617	The Western Union Co. (IT Services)	13

1,696	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	32

150	Tiffany & Co. (Specialty Retail)	18

786	T-Mobile US, Inc. (Wireless Telecommunication Services) (a)	82

164	Tractor Supply Co. (Specialty Retail)	22

106	Tradeweb Markets, Inc., Class – A (Capital Markets)	6

335	Trane Technologies PLC (Building Products)	29

72	TransDigm Group, Inc. (Aerospace & Defense)	32

262	TransUnion (Professional Services)	23

341	Trimble, Inc. (Electronic Equipment, Instruments & Components) (a)	15

1,932	Truist Financial Corp. (Banks)	73

165	Twilio, Inc., Class – A (IT Services) (a)	36

1,098	Twitter, Inc. (Interactive Media & Services) (a)	33

57	Tyler Technologies, Inc. (Software)(a)	20

411	Tyson Foods, Inc., Class – A (Food Products)	25

1,956	U.S. Bancorp (Banks)	72

1,357	Uber Technologies, Inc. (Road & Rail) (a)	42

445	UDR, Inc. (Equity Real Estate Investment Trusts)	17

272	UGI Corp. (Gas Utilities)	9

78	Ulta Beauty, Inc. (Specialty Retail) (a)	16

992	Union Pacific Corp. (Road & Rail)	167

1,010	United Parcel Service, Inc., Class – B (Air Freight & Logistics)	112

113	United Rentals, Inc. (Trading Companies & Distributors) (a)	17

1,364	UnitedHealth Group, Inc. (Health Care Providers & Services)	401

118	Universal Health Services, Inc., Class – B (Health Care Providers & Services)	11

474	V.F. Corp. (Textiles, Apparel & Luxury Goods)	29

58	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	11

575	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	34

Shares	Security Description	Value (000)

	United States (continued)

133	Varian Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	$16

192	Veeva Systems, Inc., Class – A (Health Care Technology) (a)	46

517	Ventas, Inc. (Equity Real Estate Investment Trusts)	19

1,563	VEREIT, Inc. (Equity Real Estate Investment Trusts)	10

147	VeriSign, Inc. (IT Services) (a)	30

5,948	Verizon Communications, Inc. (Diversified Telecommunication Services)	328

218	Versik Analytics, Inc., Class – A (Professional Services)	37

373	Vertex Pharmaceuticals, Inc. (Biotechnology) (a)	107

823	ViacomCBS, Inc., Class – B (Media)	19

686	VICI Properties, Inc. (Equity Real Estate Investment Trusts)	14

2,452	Visa, Inc., Class – A (IT Services)	475

611	Vistra Corp. (Independent Power and Renewable Electricity Producers)	11

113	VMware, Inc., Class – A (Software) (a)	17

243	Vornado Realty Trust (Equity Real Estate Investment Trusts)	9

207	Voya Financial, Inc. (Diversified Financial Services)	10

194	Vulcan Materials Co. (Construction Materials)	23

200	W.R. Berkley Corp. (Insurance)	11

65	W.W. Grainger, Inc. (Trading Companies & Distributors)	20

1,064	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	45

2,024	Walmart, Inc. (Food & Staples Retailing)	243

612	Waste Management, Inc. (Commercial Services & Supplies)	65

89	Waters Corp. (Life Sciences Tools & Services) (a)	16

93	Wayfair, Inc., Class – A (Internet & Direct Marketing Retail) (a)	18

456	WEC Energy Group, Inc. (Multi-Utilities)	40

5,596	Wells Fargo & Co. (Banks)	143

594	Welltower, Inc. (Equity Real Estate Investment Trusts)	31

105	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	24

412	Western Digital Corp. (Technology Hardware, Storage & Peripherals)	18

267	Westinghouse Air Brake Technologies Corp. (Machinery)	15

383	WestRock Co. (Containers & Packaging)	11

1,037	Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	23

85	Whirlpool Corp. (Household Durables)	11

236	Workday, Inc., Class – A (Software) (a)	44

250	WP Carey, Inc. (Equity Real Estate Investment Trusts)	17

132	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	10

758	Xcel Energy, Inc. (Electric Utilities)	47

351	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	35

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

138	XPO Logistics, Inc. (Air Freight & Logistics) (a)	$11

257	Xylem, Inc. (Machinery)	17

423	YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	37

75	Zebra Technologies Corp. (Electronic Equipment, Instruments & Components) (a)	19

206	Zillow Group, Inc., Class – C (Interactive Media & Services) (a)	12

299	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	36

264	Zions Bancorp NA (Banks)	9

684	Zoetis, Inc. (Pharmaceuticals)	94

156	Zoom Video Communications, Inc., Class – A (Software) (a)	40

		33,832

	Total Common Stocks	52,800

	Preferred Stocks — 0.19%

	Germany — 0.19%

92	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	4

112	FUCHS PETROLUB SE – Preferred (Chemicals)	5

262	Henkel AG & Co. KGAA – Preferred (Household Products)	24

208	Porsche Automobil Holding SE – Preferred (Automobiles) (a)	12

49	Sartorius AG – Preferred (Health Care Equipment & Supplies)	16

268	Volkswagen AG – Preferred (Automobiles) (a)	41

	Total Preferred Stocks	102

	Rights — 0.01%

	Spain — 0.01%

368	ACS Actividades de Construccion y Servicios SA (Construction & Engineering) (a)	1

1,929	Repsol SA (Oil, Gas & Consumable Fuels) (a)	1

6,768	Telefonica SA (Diversified Telecommunication Services) (a)	1

		3

	United States — 0.00%

621	T-Mobile US, Inc. (Wireless Telecommunication Services) (a)	—

	Total Rights	3

Shares	Security Description	Value (000)

	Investment Companies — 0.49%

194,983	Federated Treasury Obligations Fund, Institutional Shares, 0.10%^^ (d)	$195

65,018	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (d)	65

	Total Investment Companies	260

	Total Investments (cost $49,790) — 100.15%	53,165
	Liabilities in excess of other assets — (0.15%)	(82)

	Net Assets — 100.00%	$53,083

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2020. The total value of securities on loan as of June 30, 2020, was $231 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2020.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2020.

(d)	The rate disclosed is the rate in effect on June 30, 2020.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

As of June 30, 2020, 100% of the Portfolio’s net assets were managed by Mellon Investments Corporation.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks — 90.74%

	Australia — 5.70%

8,110	Afterpay Ltd. (IT Services) (a)	$350

24,264	AGL Energy Ltd. (Multi-Utilities)	287

69,563	Ampol Ltd. (Oil, Gas & Consumable Fuels)	1,417

133,508	APA Group (Gas Utilities)	1,032

21,823	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	391

295,341	Aurizon Holdings Ltd. (Road & Rail)	1,005

78,246	AusNet Services (Electric Utilities)	90

193,458	Australia & New Zealand Banking Group Ltd. (Banks)	2,510

82,839	Bendigo & Adelaide Bank Ltd. (Banks)	404

70,201	BHP Billiton Ltd. (Metals & Mining)	1,747

136,113	BHP Group Ltd. (Metals & Mining)	2,785

6,392	CIMIC Group Ltd. (Construction & Engineering)	107

2,374	Cochlear Ltd. (Health Care Equipment & Supplies)	312

6,092	Commonwealth Bank of Australia (Banks)	294

16,416	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	111

3,259	CSL Ltd. (Biotechnology)	648

201,121	Dexus (Equity Real Estate Investment Trusts)	1,290

61,483	Evolution Mining Ltd. (Metals & Mining)	244

64,304	Fortescue Metals Group Ltd. (Metals & Mining)	625

68,557	Goodman Group (Equity Real Estate Investment Trusts)	707

26,091	Insurance Australia Group Ltd. (Insurance)	105

25,116	LendLease Group (Real Estate Management & Development)	217

7,899	Macquarie Group Ltd. (Capital Markets)	655

104,574	Medibank Private Ltd. (Insurance)	217

149,383	Mirvac Group (Equity Real Estate Investment Trusts)	226

206,900	National Australia Bank Ltd. (Banks)	2,622

28,101	Northern Star Resources Ltd. (Metals & Mining)	265

336,993	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	1,371

39,296	Qantas Airways Ltd. (Airlines)	104

55,092	QBE Insurance Group Ltd. (Insurance)	339

30,588	Rio Tinto Ltd. (Metals & Mining)	2,094

73,450	Santos Ltd. (Oil, Gas & Consumable Fuels)	273

198,921	Scentre Group (Equity Real Estate Investment Trusts)	302

90,538	Stockland (Equity Real Estate Investment Trusts)	210

42,047	Sydney Airport (Transportation Infrastructure)	166

562,458	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	1,325

158,064	Telstra Corp. Ltd. (Diversified Telecommunication Services)	343

117,131	Transurban Group (Transportation Infrastructure)	1,148

44,996	Treasury Wine Estates Ltd. (Beverages)	327

63,839	Wesfarmers Ltd. (Food & Staples Retailing)	1,984

224,539	Westpac Banking Corp. (Banks)	2,814

52,013	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	786

35,740	Worley Ltd. (Energy Equipment & Services)	219

		34,468

Shares	Security Description	Value (000)

	Austria — 0.31%

23,927	Erste Group Bank AG (Banks) (a)	$565

36,563	OMV AG (Oil, Gas & Consumable Fuels) (a)	1,234

5,867	Raiffeisen Bank International AG (Banks) (a)	105

		1,904

	Belgium — 0.58%

48,894	Anheuser-Busch InBev N.V. (Beverages)	2,410

2,763	Colruyt SA (Food & Staples Retailing)	152

20,206	Umicore SA (Chemicals)	954

		3,516

	Canada — 8.15%

9,075	Agnico Eagle Mines Ltd. (Metals & Mining)	581

29,247	Air Canada (Airlines) (a)	365

67,294	Alimentation Couche-Tard, Inc., Class – B (Food & Staples Retailing)	2,110

20,657	B2gold Corp. (Metals & Mining)	117

45,514	Bank of Montreal (Banks)	2,423

83,898	Barrick Gold Corp. (Metals & Mining)	2,258

31,672	BCE, Inc. (Diversified Telecommunication Services)	1,322

19,498	Brookfield Asset Management, Inc. (Capital Markets)	642

6,848	CAE, Inc. (Aerospace & Defense)	111

116,117	Cameco Corp. (Oil, Gas & Consumable Fuels)	1,191

3,161	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts)	113

55,134	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	957

588	Canadian Pacific Railway Ltd. (Road & Rail)	150

11,085	Canadian Tire Corp. Ltd., Class – A (Multiline Retail)	961

4,454	Canadian Utilities Ltd., Class – A (Multi-Utilities)	111

8,630	Canopy Growth Corp. (Pharmaceuticals)(a)	140

3,259	CCL Industries, Inc., Class – B (Containers & Packaging)	105

169,544	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	793

9,128	CGI, Inc. (IT Services) (a)	575

30,477	CI Financial Corp. (Capital Markets)	388

835	Constellation Software, Inc. (Software)	943

11,192	Dollarama, Inc. (Multiline Retail)	372

10,649	First Capital Real Estate Investment Trust (Real Estate Management & Development)	109

17,917	First Quantum Minerals Ltd. (Metals & Mining)	143

8,953	Franco-Nevada Corp. (Metals & Mining)	1,251

24,142	GFL Environmental, Inc. (Commercial Services & Supplies)	454

64,358	Great-West Lifeco, Inc. (Insurance)	1,128

27,914	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts)	201

12,464	Hydro One Ltd. (Electric Utilities)	234

75,889	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	1,221

5,430	Intact Financial Corp. (Insurance)	517

133,199	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	1,240

56,358	Keyera Corp. (Oil, Gas & Consumable Fuels)	858

10,347	Kirkland Lake Gold Ltd. (Metals & Mining)	426

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Canada (continued)

36,396	Magna International, Inc. (Auto Components)	$1,621

15,818	Methanex Corp. (Chemicals)	286

18,402	National Bank of Canada (Banks)	834

2,257	Onex Corp. (Diversified Financial Services)	102

55,004	Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	523

3,972	Pan American Silver Corp. (Metals & Mining)	121

44,581	Parkland Corp. (Oil, Gas & Consumable Fuels)	1,107

63,425	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	1,586

66,482	Power Corp. of Canada (Insurance)	1,170

1,971	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	107

67,963	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts)	769

4,162	Ritchie Bros Auctioneers, Inc. (Commercial Services & Supplies)	169

13,759	Royal Bank of Canada (Banks)	934

3,968	Shopify, Inc. (IT Services) (a)	3,770

7,087	SmartCentres Real Estate Investment Trust (Equity Real Estate Investment Trusts)	109

52,951	Sun Life Financial, Inc. (Insurance)	1,946

119,400	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	2,014

18,439	Teck Resources Ltd., Class—B (Metals & Mining)	193

72,937	TELUS Corp. (Diversified Telecommunication Services)	1,223

71,727	The Bank of Nova Scotia (Banks)	2,969

7,714	The Toronto-Dominion Bank (Banks)	344

22,457	Thomson Reuters Corp. (Professional Services)	1,526

28,308	Wheaton Precious Metals Corp. (Metals & Mining)	1,245

20,803	Yamana Gold, Inc. (Metals & Mining)	113

		49,291

	China — 0.42%

39,800	Tencent Holdings Ltd. (Interactive Media & Services)	2,550

	Denmark — 2.18%

4,879	Coloplast A/S, Class—B (Health Care Equipment & Supplies)	761

23,055	Danske Bank A/S (Banks)	308

5,336	DSV PANALPINA A/S (Road & Rail)	656

15,870	Genmab A/S (Biotechnology) (a)	5,352

89,256	Novo Nordisk A/S, Class—B (Pharmaceuticals)	5,815

1,731	Orsted A/S (Electric Utilities)	200

3,832	Tryg A/S (Insurance)	111

		13,203

	Finland — 1.11%

17,096	Fortum Oyj (Electric Utilities)	326

1,563	Kone Oyj, Class—B (Machinery)	108

38,567	Neste Oyj (Oil, Gas & Consumable Fuels)	1,515

231,473	Nokia Oyj (Communications Equipment)	1,011

278,699	Nordea Bank Abp (Banks) (a)	1,934

4,385	Sampo Oyj, Class—A (Insurance)	151

44,232	Stora Enso Oyj, R Shares (Paper & Forest Products)	529

Shares	Security Description	Value (000)

	Finland (continued)

38,915	UPM-Kymmene Oyj (Paper & Forest Products)	$1,127

		6,701

	France — 8.15%

2,230	Aeroports de Paris (Transportation Infrastructure)	230

46,977	Air Liquide SA (Chemicals)	6,792

21,976	Amundi SA (Capital Markets)	1,727

69,410	AXA SA (Insurance) (a)	1,460

1,774	BioMerieux (Health Care Equipment & Supplies) (a)	244

71,443	BNP Paribas SA (Banks) (a)	2,854

7,743	Bouygues SA (Construction & Engineering) (a)	265

1,044	Capgemini SE (IT Services)	120

3,697	Compagnie de Saint-Gobain (Building Products)	133

1,821	Covivio (Equity Real Estate Investment Trusts)	132

128,849	Credit Agricole SA (Banks) (a)	1,223

5,400	Dassault Systemes SE (Software)	937

18,756	Eiffage SA (Construction & Engineering) (a)	1,719

12,117	Electricite de France SA (Electric Utilities)	113

26,365	Engie SA (Multi-Utilities) (a)	327

18,890	EssilorLuxottica SA (Health Care Equipment & Supplies) (a)	2,429

2,933	Eurazeo SE (Diversified Financial Services) (a)	151

6,004	Faurecia SE (Auto Components) (a)	236

1,347	Gecina SA (Equity Real Estate Investment Trusts)	166

2,500	Hermes International (Textiles, Apparel & Luxury Goods)	2,099

10,657	Ingenico Group SA (Electronic Equipment, Instruments & Components)	1,712

10,201	JCDecaux SA (Media) (a)	191

2,878	Kering SA (Textiles, Apparel & Luxury Goods)	1,573

9,537	L’Oreal SA (Personal Products) (a)	3,078

4,291	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,894

1,962	Orpea (Health Care Providers & Services)	227

8,063	Pernod Ricard SA (Beverages)	1,270

26,410	Peugeot SA (Automobiles) (a)	433

8,075	Publicis Groupe SA (Media)	262

7,299	Renault SA (Automobiles) (a)	187

40,107	Sanofi (Pharmaceuticals)	4,090

34,976	Schneider Electric SE (Electrical Equipment)	3,890

4,329	SCOR SE (Insurance) (a)	120

1,501	SEB SA (Household Durables)	249

54,064	Societe Generale SA (Banks) (a)	904

1,544	Sodexo SA (Hotels, Restaurants & Leisure)	105

2,405	Teleperformance (Professional Services) (a)	612

1,364	Thales SA (Aerospace & Defense)	110

23,337	TOTAL SA (Oil, Gas & Consumable Fuels)	900

3,472	UbiSoft Entertainment SA (Entertainment) (a)	287

5,254	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	297

15,933	Veolia Environnement SA (Multi-Utilities)	360

17,948	Vinci SA (Construction & Engineering)	1,664

31,487	Vivendi SA (Entertainment)	814

3,828	Wendel SE (Diversified Financial Services) (a)	365

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	France (continued)

4,125	Worldline SA (IT Services) (a)	$360

		49,311

	Germany — 7.57%

406	adidas AG (Textiles, Apparel & Luxury Goods) (a)	107

23,597	Allianz SE (Insurance)	4,821

48,363	Aroundtown SA (Real Estate Management & Development)	277

15,325	Bayer AG, Registered Shares (Pharmaceuticals)	1,136

1,793	Bayerische Motoren Werke AG (Automobiles)	114

33,975	Commerzbank AG (Banks) (a)	151

6,091	Continental AG (Auto Components) (a)	599

4,651	Delivery Hero SE (Internet & Direct Marketing Retail) (a)	478

113,622	Deutsche Bank AG, Registered Shares (Capital Markets) (a)	1,084

50,167	Deutsche Boerse AG (Capital Markets)	9,078

20,205	Deutsche Lufthansa AG, Registered Shares (Airlines) (a)	203

100,449	Deutsche Post AG, Registered Shares (Air Freight & Logistics) (a)	3,688

268,933	Deutsche Telekom AG (Diversified Telecommunication Services)	4,512

17,334	Deutsche Wohnen SE (Real Estate Management & Development)	779

77,431	E.ON SE (Multi-Utilities)	874

7,243	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	317

7,179	Fresenius SE & Co. KGAA (Health Care Providers & Services) (a)	357

6,983	GEA Group AG (Machinery)	221

1,115	Hannover Rueckversicherung SE (Insurance)	193

2,297	HOCHTIEF AG (Construction & Engineering)	204

82,230	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	1,927

1,986	Knorr-Bremse AG (Machinery) (a)	202

1,793	MTU Aero Engines AG (Aerospace & Defense) (a)	312

2,693	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	701

3,699	Puma SE (Textiles, Apparel & Luxury Goods) (a)	287

42,196	SAP SE (Software)	5,898

32,127	Siemens AG, Registered Shares (Industrial Conglomerates)	3,789

10,266	Symrise AG (Chemicals)	1,199

27,670	thyssenkrupp AG (Metals & Mining) (a)	197

56,299	TUI AG (Hotels, Restaurants & Leisure)	267

1,532	Volkswagen AG (Automobiles) (a)	248

17,715	Vonovia SE (Real Estate Management & Development) (a)	1,083

9,400	Wirecard AG (IT Services) (a)	70

5,685	Zalando SE (Internet & Direct Marketing Retail) (a)	403

		45,776

Shares	Security Description	Value (000)

	Hong Kong — 2.56%

483,480	AIA Group Ltd. (Insurance)	$4,524

75,055	BOC Hong Kong Holdings Ltd. (Banks)	240

334,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers) (a)(b)	—

297,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	1,781

25,000	CK Infrastructure Holdings Ltd. (Electric Utilities)	129

171,593	CLP Holdings Ltd. (Electric Utilities)	1,686

24,900	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	116

77,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	183

15,506	Hang Seng Bank Ltd. (Banks)	261

87,073	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	90

122,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	179

1,083,600	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	1,684

335,900	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,397

43,500	Kerry Properties Ltd. (Real Estate Management & Development)	113

8,297	Melco Resorts & Entertainment Ltd., ADR (Hotels, Restaurants & Leisure)	129

134,000	PCCW Ltd. (Diversified Telecommunication Services)	77

53,000	Power Assets Holdings Ltd. (Electric Utilities)	290

23,256	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	297

52,000	Techtronic Industries Co. Ltd. (Household Durables)	515

59,417	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	488

36,000	Vitasoy International Holdings Ltd. (Food Products)	138

413,500	WH Group Ltd. (Food Products)	358

101,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	798

		15,473

	Ireland (Republic of) — 0.63%

332,317	Bank of Ireland Group PLC (Banks) (a)	685

24,053	CRH PLC (Construction Materials)	828

3,737	DCC PLC (Industrial Conglomerates)	312

34,489	Experian PLC (Professional Services)	1,210

1,552	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)	205

1,766	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)	231

16,821	James Hardie Industries PLC (Construction Materials)	324

		3,795

	Isle of Man — 0.06%

38,227	GVC Holdings PLC (Hotels, Restaurants & Leisure)	350

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Israel — 0.56%

43,244	Bank Hapoalim BM (Banks)	$259

84,051	Bank Leumi Le (Banks)	423

866	Nice Ltd. (Software) (a)	163

11,379	Nice Systems Ltd., ADR (Software) (a)	2,153

8,284	Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals) (a)	102

1,096	Wix.com Ltd. (IT Services) (a)	281

		3,381

	Italy — 1.78%

81,579	Assicurazioni Generali SpA (Insurance)	1,239

18,814	Atlantia SpA (Transportation Infrastructure) (a)	304

956	Diasorin SpA (Health Care Equipment & Supplies)	184

319,846	Enel SpA (Electric Utilities)	2,765

5,008	Ferrari N.V. (Automobiles)	857

41,665	Fiat Chrysler Automobiles N.V. (Automobiles) (a)	422

549,472	Intesa Sanpaolo SpA (Banks)	1,056

187,061	Mediobanca Banca di Credito Finanziario SpA (Banks)	1,351

7,356	Moncler SpA (Textiles, Apparel & Luxury Goods)	283

23,414	Pirelli & C SpA (Auto Components) (a)	100

12,285	Poste Italiane SpA (Insurance)	107

110,979	Snam SpA (Oil, Gas & Consumable Fuels)	541

229,225	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	1,581

		10,790

	Japan — 20.73%

7,600	Advantest Corp. (Semiconductors & Semiconductor Equipment)	434

27,400	Aeon Mall Co. Ltd. (Food & Staples Retailing)	638

6,845	AGC, Inc. (Building Products)	196

26,800	Ajinomoto Co., Inc. (Food Products)	445

4,300	ANA Holdings, Inc. (Airlines)	98

60,700	Aozora Bank Ltd. (Banks)	1,059

42,600	Asahi Group Holdings Ltd. (Beverages)	1,496

7,400	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	211

103,600	Astellas Pharma, Inc. (Pharmaceuticals)	1,730

26,700	Bandai Namco Holdings, Inc. (Leisure Products)	1,406

7,800	Benesse Holdings, Inc. (Diversified Consumer Services)	209

67,100	Canon, Inc. (Technology Hardware, Storage & Peripherals)	1,340

13,200	Casio Computer Co. Ltd. (Household Durables)	230

11,700	Central Japan Railway Co. (Road & Rail)	1,809

18,500	Chubu Electric Power Co. Inc. (Electric Utilities)	232

25,800	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,382

363,700	Concordia Financial Group Ltd. (Banks)	1,169

10,000	CyberAgent, Inc. (Media)	492

13,388	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	308

Shares	Security Description	Value (000)

	Japan (continued)

2,900	Daifuku Co. Ltd. (Machinery)	$254

40,900	Dai-ichi Life Holdings, Inc. (Insurance)	490

21,500	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	1,759

15,400	Daikin Industries Ltd. (Building Products)	2,492

2,479	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	228

21,550	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	509

2,800	Denso Corp. (Auto Components)	110

800	Disco Corp. (Semiconductors & Semiconductor Equipment)	195

19,300	East Japan Railway Co. (Road & Rail)	1,338

14,000	Eisai Co. Ltd. (Pharmaceuticals)	1,112

388,857	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	1,387

9,700	FamilyMart Co. Ltd. (Food & Staples Retailing)	167

12,700	FANUC Corp. (Machinery)	2,278

2,400	Fast Retailing Co. Ltd. (Specialty Retail)	1,379

13,700	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	586

10,900	Fujitsu Ltd. (IT Services)	1,276

6,500	Fukuoka Financial Group, Inc. (Banks)	103

1,900	GMO Payment Gateway, Inc. (IT Services)	199

8,700	Hankyu Hanshin Holdings, Inc. (Road & Rail)	294

600	Hikari Tsushin, Inc. (Specialty Retail)	137

21,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	668

12,600	Hitachi Metals Ltd. (Metals & Mining)	151

101,700	Honda Motor Co. Ltd. (Automobiles)	2,603

25,800	HOYA Corp. (Health Care Equipment & Supplies)	2,471

8,800	Iida Group Holdings Co. Ltd. (Household Durables)	135

38,800	INPEX Corp. (Oil, Gas & Consumable Fuels)	242

21,000	Isuzu Motors Ltd. (Automobiles)	191

100,617	ITOCHU Corp. (Trading Companies & Distributors)	2,177

33,100	Japan Airlines Co. Ltd. (Airlines)	598

20,900	Japan Exchange Group, Inc. (Capital Markets)	484

131,100	Japan Post Holdings Co. Ltd. (Insurance)	936

38	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	195

98,900	Japan Tobacco, Inc. (Tobacco)	1,837

5,554	JSR Corp. (Chemicals)	108

17,100	Kajima Corp. (Construction & Engineering)	204

19,900	Kao Corp. (Personal Products)	1,579

101,200	KDDI Corp. (Wireless Telecommunication Services)	3,020

1,800	Keio Corp. (Road & Rail)	103

7,000	Keyence Corp. (Electronic Equipment, Instruments & Components)	2,933

5,600	Kikkoman Corp. (Food Products)	271

2,100	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	94

46,900	Kirin Holdings Co. Ltd., Class – C (Beverages)	989

2,100	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	185

4,000	Koito Manufacturing Co. Ltd. (Auto Components)	162

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

8,545	Komatsu Ltd. (Machinery)	$175

39,300	Kubota Corp. (Machinery)	588

12,200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	666

49,500	Kyushu Electric Power Co., Inc. (Electric Utilities)	415

9,700	Kyushu Railway Co. (Road & Rail)	252

2,700	LINE Corp. (Interactive Media & Services) (a)	136

12,400	Lion Corp. (Household Products)	298

18,300	M3, Inc. (Health Care Technology)	778

4,087	Maruichi Steel Tube Ltd. (Metals & Mining)	102

23,200	McDonald’s Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	1,254

22,300	Mebuki Financial Group, Inc. (Banks)	52

4,800	MEIJI Holdings Co. Ltd. (Food Products)	382

9,100	Mercari, Inc. (Internet & Direct Marketing Retail) (a)	283

11,600	MISUMI Group, Inc. (Machinery)	291

96,945	Mitsubishi Corp. (Trading Companies & Distributors)	2,049

103,600	Mitsubishi Electric Corp. (Electrical Equipment)	1,354

34,500	Mitsubishi Motors Corp. (Automobiles)	86

22,300	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	106

131,788	Mitsui & Co. Ltd. (Trading Companies & Distributors)	1,953

35,400	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	629

7,900	MonotaRO Co. Ltd. (Trading Companies & Distributors)	317

16,800	MS&AD Insurance Group Holdings, Inc. (Insurance)	463

47,200	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	2,782

5,800	Nabtesco Corp. (Machinery)	180

14,700	NEC Corp. (Technology Hardware, Storage & Peripherals)	706

20,200	Nexon Co. Ltd. (Entertainment)	456

17,000	Nidec Corp. (Electrical Equipment)	1,145

4,300	Nintendo Co. Ltd. (Entertainment)	1,923

35	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	199

82	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)	250

32,800	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	2,677

48,900	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,140

2,600	Nissin Foods Holdings Co. Ltd. (Food Products)	230

4,400	Nitori Holdings Co. Ltd. (Specialty Retail)	863

17,800	Nomura Research Institute Ltd. (IT Services)	486

9,100	NTT Data Corp. (IT Services)	102

44,425	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	1,180

1,800	Obic Co. Ltd. (IT Services)	317

4,300	Odakyu Electric Railway Co. Ltd. (Road & Rail)	106

46,900	Oji Paper Co. Ltd. (Paper & Forest Products)	219

44,200	Olympus Corp. (Health Care Equipment & Supplies)	851

Shares	Security Description	Value (000)

	Japan (continued)

10,400	OMRON Corp. (Electronic Equipment, Instruments & Components)	$697

7,800	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	1,031

2,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	105

18,900	Pan Pacific International Holdings Corp. (Multiline Retail)	416

201,500	Panasonic Corp. (Household Durables)	1,768

4,900	Pigeon Corp. (Household Products)	190

51,800	Rakuten, Inc. (Internet & Direct Marketing Retail)	457

48,200	Recruit Holdings Co. Ltd. (Professional Services)	1,658

2,700	Rinnai Corp. (Household Durables)	226

5,600	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	372

9,000	Ryohin Keikaku Co. Ltd. (Multiline Retail)	128

5,100	SBI Holdings, Inc. (Capital Markets)	111

80,652	Sekisui House Ltd. (Household Durables)	1,540

28,600	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	935

36,900	Seven Bank Ltd. (Banks)	101

6,000	SG Holdings Co. Ltd. (Air Freight & Logistics)	196

16,500	Sharp Corp. (Household Durables)	177

2,800	Shimano, Inc. (Leisure Products)	538

1,800	Shionogi & Co. Ltd. (Pharmaceuticals)	113

15,100	Shiseido Co. Ltd. (Personal Products)	962

2,100	SMC Corp. (Machinery)	1,079

72,700	Softbank Corp. (Wireless Telecommunication Services)	927

62,800	SoftBank Group Corp. (Wireless Telecommunication Services)	3,167

6,500	Sony Corp. (Household Durables)	449

4,508	Sony Financial Holdings, Inc. (Insurance)	109

70,300	Subaru Corp. (Automobiles)	1,472

6,900	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	106

36,386	Sumitomo Corp. (Trading Companies & Distributors)	419

37,948	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,071

2,900	Suzuken Co. Ltd. (Health Care Providers & Services)	108

13,900	Suzuki Motor Corp. (Automobiles)	475

16,100	Sysmex Corp. (Health Care Equipment & Supplies)	1,236

7,200	Taisei Corp. (Construction & Engineering)	263

6,300	Taiyo Nippon Sanso Corp. (Chemicals)	105

59,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	2,148

1,100	TDK Corp. (Electronic Equipment, Instruments & Components)	110

52,200	Terumo Corp. (Health Care Equipment & Supplies)	1,987

2,900	The Bank of Kyoto Ltd. (Banks)	103

22,400	The Chiba Bank Ltd. (Banks)	106

9,242	The Chugoku Electric Power Company, Inc. (Electric Utilities)	123

182,500	The Shizuoka Bank Ltd. (Banks)	1,174

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

8,000	THK Co. Ltd. (Machinery)	$199

5,900	Toho Co. Ltd. (Entertainment)	213

4,500	Toho Gas Co. Ltd. (Gas Utilities)	225

24,300	Tokio Marine Holdings, Inc. (Insurance)	1,063

8,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	2,172

4,600	Tokyo Gas Co. Ltd. (Gas Utilities)	110

7,000	Toyo Suisan Kaisha Ltd. (Food Products)	391

21,600	Toyota Industries Corp. (Auto Components)	1,148

97,000	Toyota Motor Corp. (Automobiles)	6,100

6,770	Toyota Tsusho Corp. (Trading Companies & Distributors)	173

6,427	Trend Micro, Inc. (Software)	359

1,500	Tsuruha Holdings, Inc. (Food & Staples Retailing)	207

16,500	Unicharm Corp. (Household Products)	677

21,200	USS Co. Ltd. (Specialty Retail)	340

6,100	West Japan Railway Co. (Road & Rail)	342

4,500	Yakult Honsha Co. Ltd. (Food Products)	265

21,900	Yamada Denki Co. Ltd. (Specialty Retail)	109

5,100	Yamaha Corp. (Leisure Products)	241

13,100	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	284

9,200	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	320

25,700	Z Holdings Corp. (Interactive Media & Services)	126

		125,476

	Jersey — 0.25%

379,463	Glencore PLC (Metals & Mining)	808

87,061	WPP PLC (Media)	679

		1,487

	Luxembourg — 0.02%

17,930	Tenaris SA (Energy Equipment & Services)	117

	Netherlands — 3.41%

57,506	ABN AMRO Group N.V. (Banks)	495

425	Adyen N.V. (IT Services) (a)	619

70,142	AEGON N.V. (Insurance)	207

8,378	AerCap Holdings N.V. (Trading Companies & Distributors) (a)	258

59,521	Airbus SE (Aerospace & Defense) (a)	4,264

29,390	Akzo Nobel N.V. (Chemicals)	2,639

11,224	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	4,106

16,726	CNH Industrial N.V. (Machinery)	118

5,919	Heineken N.V. (Beverages)	546

1,268	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail) (a)	133

61,945	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	1,688

15,440	Koninklijke DSM N.V. (Chemicals)	2,143

11,545	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	611

5,828	NN Group N.V. (Insurance)	196

18,507	Prosus N.V. (Internet & Direct Marketing Retail) (a)	1,720

11,488	Wolters Kluwer N.V. (Professional Services)	897

		20,640

Shares	Security Description	Value (000)

	New Zealand — 0.18%

63,388	Auckland International Airport Ltd. (Transportation Infrastructure)	$269

25,101	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	579

10,194	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	32

15,189	Ryman Healthcare Ltd. (Health Care Providers & Services)	129

27,208	Spark New Zealand Ltd. (Diversified Telecommunication Services)	80

		1,089

	Norway — 0.48%

67,459	DNB ASA (Banks) (a)	901

108,907	Equinor ASA (Oil, Gas & Consumable Fuels)	1,569

24,253	Mowi ASA (Food Products)	463

		2,933

	Papua New Guinea — 0.04%

122,619	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	272

	Portugal — 0.37%

400,153	EDP – Energias de Portugal SA (Electric Utilities)	1,909

12,647	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)	147

10,338	Jeronimo Martins, SGPS, SA (Food & Staples Retailing) (a)	181

		2,237

	Singapore — 0.70%

237,472	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	545

231,944	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts)	284

190,400	CapitaLand Ltd. (Real Estate Management & Development) (a)	402

7,200	Jardine Cycle & Carriage Ltd. (Distributors)	105

51,300	Singapore Airlines Ltd. (Airlines)	138

18,700	Singapore Exchange Ltd. (Capital Markets)	113

540,700	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	1,291

457,800	Wilmar International Ltd. (Food Products)	1,355

		4,233

	South Korea — 0.24%

32,902	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,457

	Spain — 1.85%

9,607	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	247

1,472	Aena SME SA (Transportation Infrastructure) (a)	197

10,177	Amadeus IT Group SA (IT Services)	534

583,492	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,009

1,085,002	Banco Santander SA (Banks)	2,654

24,325	Bankinter SA (Banks)	117

136,273	CaixaBank SA (Banks)	292

3,037	Cellnex Telecom SA (Diversified Telecommunication Services)	185

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Spain (continued)

11,451	Endesa SA (Electric Utilities)	$284

15,949	Grifols SA, ADR (Biotechnology)	291

247,604	Iberdrola SA (Electric Utilities)	2,890

41,420	Industria de Diseno Textil SA (Specialty Retail)	1,099

10,915	Repsol SA (Oil, Gas & Consumable Fuels)	96

64,571	Telefonica SA (Diversified Telecommunication Services)	309

		11,204

	Sweden — 2.05%

38,059	Assa Abloy AB, B Shares (Building Products)	779

25,498	Atlas Copco AB, A Shares (Machinery)	1,086

14,818	Atlas Copco AB, B Shares (Machinery)	551

8,564	Electrolux AB, B Shares (Household Durables)	144

24,908	Essity AB, Class – B (Household Products) (a)	808

23,886	Hennes & Mauritz AB, B Shares (Specialty Retail)	349

15,868	Husqvarna AB (Household Durables)	131

2,360	ICA Gruppen AB (Food & Staples Retailing)	112

6,435	Kinnevik AB, Class – B (Diversified Financial Services)	170

35,660	L E Lundbergforetagen AB, Class – B (Diversified Financial Services) (a)	1,625

6,416	Sandvik AB (Machinery) (a)	121

61,801	Skandinaviska Enskilda Banken AB, Class – A (Banks) (a)	537

33,960	Skanska AB, B Shares (Construction & Engineering) (a)	694

36,959	SKF AB, B Shares (Machinery)	691

59,077	Svenska Handelsbanken AB, A Shares (Banks) (a)	561

34,388	Swedbank AB, A Shares (Banks) (a)	442

6,980	Swedish Match AB (Tobacco)	493

24,390	Tele2 AB, B Shares (Wireless Telecommunication Services)	325

97,622	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	905

117,701	Volvo AB, B Shares (Machinery)	1,852

		12,376

	Switzerland — 8.60%

135,931	ABB Ltd., Registered Shares (Electrical Equipment)	3,084

13,129	Alcon, Inc. (Health Care Equipment & Supplies) (a)	754

1,838	Baloise Holding AG, Registered Shares (Insurance)	277

5	Chocoladefabriken Lindt & Spruengli AG (Food Products)	431

44	Chocoladefabriken Lindt & Spruengli AG (Food Products)	364

14,421	Coca-Cola HBC AG (Beverages)	361

19,821	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	1,279

Shares	Security Description	Value (000)

	Switzerland (continued)

37,799	Credit Suisse Group AG, Registered Shares (Capital Markets)	$393

761	EMS-Chemie Holding AG (Chemicals)	591

29,865	Idorsia Ltd. (Biotechnology) (a)	960

5,080	Kuehne & Nagel International AG, Registered Shares (Marine) (a)	846

4,467	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)	2,367

8,432	Medacta Group SA (Health Care Equipment & Supplies) (a)	678

115,521	Nestle SA, Registered Shares (Food Products)	12,811

69,317	Novartis AG, Registered Shares (Pharmaceuticals)	6,041

441	Partners Group Holding AG (Capital Markets)	402

31,573	Roche Holding AG (Pharmaceuticals)	10,942

500	SGS SA, Registered Shares (Professional Services)	1,225

504	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies) (a)	101

1,212	Swiss Life Holding AG (Insurance)	451

3,688	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	342

9,698	Swiss Re AG (Insurance)	752

1,212	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	636

6,397	Temenos AG, Registered Shares (Software)	995

1,098	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	220

280,613	UBS Group AG (Capital Markets)	3,242

4,186	Zurich Financial Services AG (Insurance)	1,484

		52,029

	United Kingdom — 12.06%

5,633	Admiral Group PLC (Insurance)	160

46,639	Anglo American PLC (Metals & Mining)	1,075

4,168	Aon PLC, Class – A (Insurance)	803

17,119	Ashtead Group PLC (Trading Companies & Distributors)	577

22,373	Associated British Foods PLC (Food Products)	529

53,180	AstraZeneca PLC (Pharmaceuticals)	5,533

31,506	Auto Trader Group PLC (Interactive Media & Services)	205

27,235	Aveva Group PLC (Software)	1,381

300,881	Aviva PLC (Insurance)	1,020

121,738	BAE Systems PLC (Aerospace & Defense)	729

1,366,351	Barclays PLC (Banks)	1,927

74,250	Barratt Developments PLC (Household Durables)	457

77,266	BP PLC (Oil, Gas & Consumable Fuels)	296

113,643	British American Tobacco PLC (Tobacco)	4,358

48,123	British Land Co. PLC (Equity Real Estate Investment Trusts)	230

12,788	Bunzl PLC (Trading Companies & Distributors)	343

44,208	Burberry Group PLC (Textiles, Apparel & Luxury Goods)	873

16,992	Carnival PLC (Hotels, Restaurants & Leisure)	208

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United Kingdom (continued)

27,210	Coca-Cola European Partners PLC (Beverages)	$1,028

19,092	Diageo PLC (Beverages)	634

8,558	Ferguson PLC (Trading Companies & Distributors)	700

240,975	GlaxoSmithKline PLC (Pharmaceuticals)	4,867

3,735	Halma PLC (Electronic Equipment, Instruments & Components)	106

10,082	Hargreaves Lansdown PLC (Capital Markets)	203

997,383	HSBC Holdings PLC (Banks)	4,635

94,238	Informa PLC (Media)	545

6,566	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	289

6,129	Intertek Group PLC (Professional Services)	413

118,900	Kingfisher PLC (Specialty Retail)	327

226,523	Legal & General Group PLC (Insurance)	617

27,730	Linde PLC (Chemicals)	5,873

98,922	Meggitt PLC (Aerospace & Defense)	360

184,474	Melrose Industries PLC (Electrical Equipment)	260

9,376	Mondi PLC (Paper & Forest Products)	175

194,921	National Grid PLC (Multi-Utilities)	2,378

5,049	Next PLC (Multiline Retail)	306

17,550	Ocado Group PLC (Internet & Direct Marketing Retail) (a)	441

14,218	Persimmon PLC (Household Durables)	402

27,727	Prudential PLC (Insurance)	418

39,125	RecKitt Benckiser Group PLC (Household Products)	3,599

108,450	RELX PLC (Professional Services)	2,509

70,222	Rentokil Initial PLC (Commercial Services & Supplies)	444

66,751	Rio Tinto PLC (Metals & Mining)	3,756

93,044	Rolls-Royce Holdings PLC (Aerospace & Defense)	328

76,871	RSA Insurance Group PLC (Insurance)	389

41,641	Segro PLC (Equity Real Estate Investment Trusts)	461

8,382	Severn Trent PLC (Water Utilities)	257

84,224	Smith & Nephew PLC (Health Care Equipment & Supplies)	1,569

12,142	Smiths Group PLC (Industrial Conglomerates)	212

2,797	Spirax-Sarco Engineering PLC (Machinery)	345

44,660	SSE PLC (Electric Utilities)	756

11,544	St. James Place PLC (Capital Markets)	136

196,906	Taylor Wimpey PLC (Household Durables)	347

742,986	Tesco PLC (Food & Staples Retailing)	2,089

12,537	The Sage Group PLC (Software)	104

18,373	The Weir Group PLC (Machinery)	241

62,331	Unilever N.V. (Personal Products)	3,323

64,435	Unilever PLC (Personal Products)	3,474

9,652	United Utilities Group PLC (Water Utilities)	108

1,016,560	Vodafone Group PLC (Wireless Telecommunication Services)	1,616

Shares	Security Description	Value (000)

	United Kingdom (continued)

7,653	Whitbread PLC (Hotels, Restaurants & Leisure)	$211

470,840	William Morrison Supermarkets PLC (Food & Staples Retailing)	1,109

		73,064

	Total Common Stocks	549,123

	Preferred Stocks — 0.40%

	Germany — 0.40%

1,461	Sartorius AG – Preferred (Health Care Equipment & Supplies)	482

12,574	Volkswagen AG – Preferred (Automobiles) (a)	1,911

	Total Preferred Stocks	2,393

	Rights — 0.01%

	Spain — 0.01%

9,607	ACS Actividades de Construccion y Servicios SA (Construction & Engineering) (a)	15

10,915	Repsol SA (Oil, Gas & Consumable Fuels) (a)	5

64,571	Telefonica SA (Diversified Telecommunication Services) (a)	13

	Total Rights	33

	Investment Companies — 6.28%

4,052	Dreyfus Treasury Securities Cash Management, Institutional Shares, 0.08% (c)	4

37,996,892	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (c)	37,997

	Total Investment Companies	38,001

	Purchased Options on Futures — 0.07%
	Total Purchased Options on Futures	406

	Total Investments (cost $493,140) — 97.50%	589,956
	Other assets in excess of liabilities — 2.50%	15,141

	Net Assets — 100.00%	$605,097

Amounts designated as “ — ” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2020.

(c)	The rate disclosed is the rate in effect on June 30, 2020.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The International Equity Portfolio	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	90.74%	—	90.74%

Preferred Stocks	0.40%	—	0.40%

Rights	0.01%	—	0.01%

Investment Companies	6.28%	—	6.28%

Purchased Options on Futures	0.07%	—	0.07%

Other Assets (Liabilities)	1.79%	0.71%	2.50%

Total Net Assets	99.29%	0.71%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	333	9/18/20	$29,610	$701

			$29,610	$701

	Total Unrealized Appreciation			$701

	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$701

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	32	$4,736	$2,960.00	7/31/20	$(80)

E-Mini S&P 500 Future Option	Put	20	2,310	2,310.00	7/31/20	(4)

E-Mini S&P 500 Future Option	Put	45	5,063	2,250.00	7/31/20	(7)

E-Mini S&P 500 Future Option	Put	16	1,960	2,450.00	7/31/20	(4)

E-Mini S&P 500 Future Option	Put	40	5,100	2,550.00	8/31/20	(46)

E-Mini S&P 500 Future Option	Put	32	4,672	2,920.00	8/31/20	(123)

E-Mini S&P 500 Future Option	Put	16	2,080	2,600.00	8/31/20	(22)

E-Mini S&P 500 Future Option	Put	16	1,880	2,350.00	8/31/20	(10)

E-Mini S&P 500 Future Option	Put	32	4,600	2,875.00	9/18/20	(135)

E-Mini S&P 500 Future Option	Put	17	2,083	2,450.00	9/18/20	(21)

						$(452)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Exchanged-traded options on futures contacts purchased as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	16	$2,520	$3,150.00	7/31/20	$92

E-Mini S&P 500 Future Option	Put	20	2,650	2,650.00	7/31/20	12

E-Mini S&P 500 Future Option	Put	20	2,850	2,850.00	8/31/20	62

E-Mini S&P 500 Future Option	Put	16	2,480	3,100.00	8/31/20	104

E-Mini S&P 500 Future Option	Put	16	2,520	3,150.00	9/18/20	136

						$406

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks — 51.75%

	Australia — 3.65%

11,334	Afterpay Ltd. (IT Services) (a)	$489

33,909	AGL Energy Ltd. (Multi-Utilities)	401

182,366	AMP Ltd. (Diversified Financial Services) (a)	236

13,251	Ampol Ltd. (Oil, Gas & Consumable Fuels)	270

62,613	APA Group (Gas Utilities)	484

30,497	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	546

10,389	ASX Ltd. (Capital Markets)	617

103,636	Aurizon Holdings Ltd. (Road & Rail)	353

98,249	AusNet Services (Electric Utilities)	113

150,506	Australia & New Zealand Banking Group Ltd. (Banks)	1,952

156,326	BHP Billiton Ltd. (Metals & Mining)	3,892

112,080	BHP Group Ltd. (Metals & Mining)	2,294

26,827	BlueScope Steel Ltd. (Metals & Mining)	221

81,895	Brambles Ltd. (Commercial Services & Supplies)	621

5,154	CIMIC Group Ltd. (Construction & Engineering)	87

26,894	Coca-Cola Amatil Ltd. (Beverages)	162

3,402	Cochlear Ltd. (Health Care Equipment & Supplies)	447

70,787	Coles Group Ltd. (Food & Staples Retailing)	841

93,940	Commonwealth Bank of Australia (Banks)	4,535

25,832	Computershare Ltd. (IT Services)	239

19,764	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	133

24,086	CSL Ltd. (Biotechnology)	4,789

58,182	Dexus (Equity Real Estate Investment Trusts)	373

85,923	Evolution Mining Ltd. (Metals & Mining)	341

89,864	Fortescue Metals Group Ltd. (Metals & Mining)	873

87,324	Goodman Group (Equity Real Estate Investment Trusts)	902

122,638	Insurance Australia Group Ltd. (Insurance)	492

35,098	LendLease Group (Real Estate Management & Development) (b)	303

17,865	Macquarie Group Ltd. (Capital Markets)	1,483

6,771	Magellan Financial Group Ltd. (Capital Markets)	276

146,142	Medibank Private Ltd. (Insurance)	303

208,758	Mirvac Group (Equity Real Estate Investment Trusts)	315

169,609	National Australia Bank Ltd. (Banks)	2,149

42,873	Newcrest Mining Ltd. (Metals & Mining)	950

39,271	Northern Star Resources Ltd. (Metals & Mining)	370

21,468	Orica Ltd. (Chemicals)	248

93,460	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	380

38,763	Qantas Airways Ltd. (Airlines)	103

76,992	QBE Insurance Group Ltd. (Insurance)	475

9,489	Ramsay Health Care Ltd. (Health Care Providers & Services)	438

2,796	REA Group Ltd. (Interactive Media & Services)	211

19,699	Rio Tinto Ltd. (Metals & Mining)	1,348

93,960	Santos Ltd. (Oil, Gas & Consumable Fuels)	349

278,000	Scentre Group (Equity Real Estate Investment Trusts)	422

17,748	SEEK Ltd. (Professional Services)	271

Shares	Security Description	Value (000)

	Australia (continued)

23,949	Sonic Healthcare Ltd. (Health Care Providers & Services)	$506

260,011	South32 Ltd. (Metals & Mining)	368

126,527	Stockland (Equity Real Estate Investment Trusts)	293

66,913	Suncorp Group Ltd. (Insurance)	430

58,760	Sydney Airport (Transportation Infrastructure)	232

107,474	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	253

220,896	Telstra Corp. Ltd. (Diversified Telecommunication Services)	479

103,369	The GPT Group (Equity Real Estate Investment Trusts)	300

19,694	TPG Telecom Ltd. (Diversified Telecommunication Services) (a)	121

145,138	Transurban Group (Transportation Infrastructure)	1,423

38,205	Treasury Wine Estates Ltd. (Beverages)	278

9,847	Tuas Ltd. (Diversified Telecommunication Services) (a)	5

206,048	Vicinity Centres (Equity Real Estate Investment Trusts) (b)	206

5,716	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	78

60,169	Wesfarmers Ltd. (Food & Staples Retailing)	1,870

191,659	Westpac Banking Corp. (Banks)	2,401

7,602	WiseTech Global Ltd. (Software)	103

50,004	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	755

66,928	Woolworths Group Ltd. (Food & Staples Retailing)	1,725

		48,923

	Austria — 0.09%

3,863	ANDRITZ AG (Machinery) (a)	141

14,825	Erste Group Bank AG (Banks) (a)	350

7,815	OMV AG (Oil, Gas & Consumable Fuels) (a)	264

7,855	Raiffeisen Bank International AG (Banks) (a)(b)	140

3,613	Verbund AG (Electric Utilities)	162

6,158	Voestalpine AG (Metals & Mining)	133

		1,190

	Belgium — 0.47%

9,474	Ageas SA (Insurance)	336

40,434	Anheuser-Busch InBev N.V. (Beverages)	1,994

2,938	Colruyt SA (Food & Staples Retailing)	161

1,639	Elia Group SA/NV (Electric Utilities) (b)	178

2,231	Galapagos N.V. (Biotechnology) (a)(b)	440

4,281	Groupe Bruxelles Lambert SA (Diversified Financial Services)	359

13,258	KBC Group N.V. (Banks)	762

8,072	Proximus SADP (Diversified Telecommunication Services)	164

818	Sofina SA (Diversified Financial Services)	216

3,933	Solvay SA (Chemicals)	316

2,432	Telenet Group Holding N.V. (Media)	100

6,709	UCB SA (Pharmaceuticals)	778

10,460	Umicore SA (Chemicals) (b)	493

		6,297

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	China — 0.07%

2,047	Beigene Ltd., ADR (Biotechnology)(a)	$386

11,700	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	489

		875

	Denmark — 1.22%

171	A.P. Moller – Maersk A/S, Class – A (Marine)	187

340	A.P. Moller – Maersk A/S, Class – B (Marine)	399

8,664	Ambu A/S, Class – B (Health Care Equipment & Supplies)	274

5,677	Carlsberg A/S, Class – B (Beverages)	753

5,597	Christian Hansen Holding A/S (Chemicals) (b)	577

6,304	Coloplast A/S, Class – B (Health Care Equipment & Supplies)	983

36,602	Danske Bank A/S (Banks)	489

5,857	Demant A/S (Health Care Equipment & Supplies) (a)	155

11,224	DSV PANALPINA A/S (Road & Rail)	1,379

3,453	Genmab A/S (Biotechnology) (a)(b)	1,164

6,795	GN Store Nord A/S (Health Care Equipment & Supplies)	364

3,484	H. Lundbeck A/S (Pharmaceuticals)	132

93,898	Novo Nordisk A/S, Class – B (Pharmaceuticals)	6,117

11,331	Novozymes A/S, B Shares (Chemicals)	657

10,039	Orsted A/S (Electric Utilities) (b)	1,159

5,307	Pandora A/S (Textiles, Apparel & Luxury Goods)	290

6,414	Tryg A/S (Insurance)	186

10,555	Vestas Wind Systems A/S (Electrical Equipment)	1,081

		16,346

	Finland — 0.60%

7,548	Elisa Oyj (Diversified Telecommunication Services)	459

23,569	Fortum Oyj (Electric Utilities)	450

18,037	Kone Oyj, Class – B (Machinery)	1,243

22,451	Neste Oyj (Oil, Gas & Consumable Fuels)	882

300,030	Nokia Oyj (Communications Equipment)	1,311

171,933	Nordea Bank Abp (Banks) (a)	1,193

5,580	Orion Oyj, Class – B (Pharmaceuticals)	271

24,996	Sampo Oyj, Class – A (Insurance)	862

30,871	Stora Enso Oyj, R Shares (Paper & Forest Products)	369

28,323	UPM-Kymmene Oyj (Paper & Forest Products)	821

23,550	Wartsila Oyj Abp (Machinery)	195

		8,056

	France — 5.40%

10,054	Accor SA (Hotels, Restaurants & Leisure) (a)(b)	274

1,575	Aeroports de Paris (Transportation Infrastructure)	163

25,106	Air Liquide SA (Chemicals)	3,629

10,193	Alstom SA (Machinery) (b)	475

3,218	Amundi SA (Capital Markets) (b)	253

3,660	Arkema SA (Chemicals)	352

5,215	Atos SE (IT Services) (a)	447

102,639	AXA SA (Insurance) (a)	2,160

2,198	BioMerieux (Health Care Equipment & Supplies) (a)	302

Shares	Security Description	Value (000)

	France (continued)

59,690	BNP Paribas SA (Banks) (a)	$2,385

46,827	Bollore SA (Air Freight & Logistics)	148

12,093	Bouygues SA (Construction & Engineering) (a)	414

15,589	Bureau Veritas SA (Professional Services)(b)	331

8,537	Capgemini SE (IT Services)	985

32,129	Carrefour SA (Food & Staples Retailing)	498

2,301	Casino Guichard-Perrachon SA (Food & Staples Retailing) (a)	85

9,109	CNP Assurances (Insurance) (a)	106

27,459	Compagnie de Saint-Gobain (Building Products)	991

9,005	Compagnie Generale des Etablissements Michelin (Auto Components)^(a)	939

2,547	Covivio (Equity Real Estate Investment Trusts)	185

61,232	Credit Agricole SA (Banks) (a)	581

32,769	Danone SA (Food Products)^(a)	2,274

133	Dassault Aviation SA (Aerospace & Defense) (a)(b)	122

6,976	Dassault Systemes SE (Software)	1,211

12,926	Edenred (Commercial Services & Supplies)	567

4,420	Eiffage SA (Construction & Engineering) (a)(b)	405

32,940	Electricite de France SA (Electric Utilities)	306

96,924	Engie SA (Multi-Utilities) (a)	1,201

15,092	EssilorLuxottica SA (Health Care Equipment & Supplies) (a)	1,941

2,086	Eurazeo SE (Diversified Financial Services) (a)	107

700	Eurofins Scientific SE (Life Sciences Tools & Services)	441

4,029	Faurecia SE (Auto Components) (a)	158

2,433	Gecina SA (Equity Real Estate Investment Trusts) (b)	300

23,349	Getlink SE (Transportation Infrastructure)	337

1,692	Hermes International (Textiles, Apparel & Luxury Goods)	1,420

1,582	ICADE (Equity Real Estate Investment Trusts)	110

785	Iliad SA (Diversified Telecommunication Services) (a)(b)	153

3,212	Ingenico Group SA (Electronic Equipment, Instruments & Components)	516

2,001	Ipsen SA (Pharmaceuticals)	170

4,517	JCDecaux SA (Media) (a)(b)	84

4,021	Kering SA (Textiles, Apparel & Luxury Goods)	2,199

10,440	Klepierre SA (Equity Real Estate Investment Trusts)^	209

4,561	LA Francaise des Jeux SAEM (Hotels, Restaurants & Leisure) (b)	141

14,166	Legrand SA (Electrical Equipment)	1,076

13,328	L’Oreal SA (Personal Products) (a)	4,301

14,740	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	6,508

50,196	Natixism SA (Capital Markets) (a)	132

105,870	Orange SA (Diversified Telecommunication Services) (b)	1,266

2,743	Orpea (Health Care Providers & Services) (b)	317

11,268	Pernod Ricard SA (Beverages)	1,775

31,210	Peugeot SA (Automobiles) (a)	512

11,483	Publicis Groupe SA (Media)	373

1,198	Remy Cointreau SA (Beverages)	163

10,200	Renault SA (Automobiles) (a)(b)	261

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	France (continued)

17,005	Safran SA (Aerospace & Defense) (a)	$1,710

59,883	Sanofi (Pharmaceuticals)	6,106

1,467	Sartorius Stedim Biotech (Life Sciences Tools & Services)	372

29,340	Schneider Electric SE (Electrical Equipment) (b)	3,264

8,414	SCOR SE (Insurance) (a)	232

1,201	SEB SA (Household Durables)	199

43,021	Societe Generale SA (Banks) (a)	719

4,695	Sodexo SA (Hotels, Restaurants & Leisure)	319

18,339	Suez SA (Multi-Utilities)	216

3,116	Teleperformance (Professional Services) (a)	793

5,654	Thales SA (Aerospace & Defense)	458

131,169	TOTAL SA (Oil, Gas & Consumable Fuels)^	5,057

4,802	UbiSoft Entertainment SA (Entertainment) (a)	398

7,343	Unibail–Rodamco-Westfield (Equity Real Estate Investment Trusts)^	414

12,151	Valeo SA (Auto Components)	320

28,598	Veolia Environnement SA (Multi-Utilities)	646

27,344	Vinci SA (Construction & Engineering)	2,536

44,003	Vivendi SA (Entertainment)	1,137

1,423	Wendel SE (Diversified Financial Services) (a)	136

7,276	Worldline SA (IT Services) (a)(b)	634

		72,425

	Germany — 4.49%

10,104	adidas AG (Textiles, Apparel & Luxury Goods) (a)	2,664

22,138	Allianz SE (Insurance)	4,522

61,143	Aroundtown SA (Real Estate Management & Development) (b)	350

48,740	BASF SE (Chemicals)	2,738

52,134	Bayer AG, Registered Shares (Pharmaceuticals)	3,864

17,570	Bayerische Motoren Werke AG (Automobiles)	1,122

5,349	Beiersdorf AG (Personal Products)	608

8,199	Brenntag AG (Trading Companies & Distributors)	435

2,136	Carl Zeiss Meditec AG (Health Care Equipment & Supplies) (a)	208

53,166	Commerzbank AG (Banks) (a)	237

5,837	Continental AG (Auto Components) (a)	574

9,031	Covestro AG (Chemicals) (a)(b)	344

45,412	Daimler AG, Registered Shares (Automobiles) (a)	1,847

6,793	Delivery Hero SE (Internet & Direct Marketing Retail) (a)(b)	698

104,192	Deutsche Bank AG, Registered Shares (Capital Markets) (a)	994

10,083	Deutsche Boerse AG (Capital Markets)	1,825

12,524	Deutsche Lufthansa AG, Registered Shares (Airlines)^(a)	126

52,493	Deutsche Post AG, Registered Shares (Air Freight & Logistics) (a)	1,927

176,871	Deutsche Telekom AG (Diversified Telecommunication Services)	2,968

18,134	Deutsche Wohnen SE (Real Estate Management & Development)	815

119,141	E.ON SE (Multi-Utilities)	1,345

11,128	Evonik Industries AG (Chemicals)	283

Shares	Security Description	Value (000)

	Germany (continued)

2,098	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	$92

11,309	Fresenius Medical Care AG & Co. KGAA (Health Care Providers & Services) (a)	973

22,184	Fresenius SE & Co. KGAA (Health Care Providers & Services) (a)	1,102

8,141	GEA Group AG (Machinery)	258

3,200	Hannover Rueckversicherung SE (Insurance)	553

7,897	HeidelbergCement AG (Construction Materials)	423

5,515	Henkel AG & Co. KGAA (Household Products)	461

1,253	HOCHTIEF AG (Construction & Engineering) (b)	111

66,382	Infineon Technologies AG (Semiconductors & Semiconductor Equipment) (b)	1,555

3,447	KION Group AG (Machinery) (a)(b)	212

2,566	Knorr-Bremse AG (Machinery) (a)	261

4,409	Lanxess AG (Chemicals) (a)	233

3,662	LEG Immobilien AG (Real Estate Management & Development) (a)	464

6,858	Merck KGAA (Pharmaceuticals)	799

9,120	METRO AG (Food & Staples Retailing)	87

2,817	MTU Aero Engines AG (Aerospace & Defense) (a)	490

7,658	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	1,994

3,064	Nemetschek SE (Software)	211

4,402	Puma SE (Textiles, Apparel & Luxury Goods) (a)	341

30,991	RWE AG (Multi-Utilities)	1,085

55,413	SAP SE (Software)	7,745

5,710	Scout24 AG (Interactive Media & Services) (b)	442

40,596	Siemens AG, Registered Shares (Industrial Conglomerates)	4,787

7,960	Siemens Healthineers AG (Health Care Equipment & Supplies) (b)	383

6,827	Symrise AG (Chemicals) (b)	798

6,899	TeamViewer AG (Software) (a)(b)	376

55,254	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	163

21,473	thyssenkrupp AG (Metals & Mining) (a)	153

10,681	Uniper SE (Independent Power and Renewable Electricity Producers)	345

5,439	United Internet AG (Diversified Telecommunication Services) (b)	231

1,723	Volkswagen AG (Automobiles) (a)	278

27,338	Vonovia SE (Real Estate Management & Development) (a)	1,672

8,051	Zalando SE (Internet & Direct Marketing Retail) (a)(b)	571

		60,143

	Hong Kong — 1.71%

641,518	AIA Group Ltd. (Insurance)	6,002

16,310	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)(b)	172

196,195	BOC Hong Kong Holdings Ltd. (Banks)	628

91,400	Budweiser Brewing Co. APAC Ltd. (Beverages) (b)	268

588,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers) (a)(c)	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Hong Kong (continued)

137,200	CK Asset Holdings Ltd. (Real Estate Management & Development)	$823

143,410	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	928

35,000	CK Infrastructure Holdings Ltd. (Electric Utilities)	181

87,219	CLP Holdings Ltd. (Electric Utilities)	857

17,900	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	84

115,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	788

107,720	Hang Lung Properties Ltd. (Real Estate Management & Development)	256

40,539	Hang Seng Bank Ltd. (Banks)	683

76,845	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	293

140,877	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	146

200,550	HKT Trust & HKT Ltd. (Diversified Telecommunication Services) (b)	294

565,950	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	880

63,600	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	2,709

61,940	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	258

11,800	Jardine Strategic Holdings Ltd. (Industrial Conglomerates)	255

35,000	Kerry Properties Ltd. (Real Estate Management & Development)	91

11,594	Melco Resorts & Entertainment Ltd., ADR (Hotels, Restaurants & Leisure)	180

81,500	MTR Corp. Ltd. (Road & Rail)	424

81,310	New World Development Co. Ltd. (Real Estate Management & Development)	386

83,000	NWS Holdings Ltd. (Industrial Conglomerates)	72

225,000	PCCW Ltd. (Diversified Telecommunication Services) (b)	129

73,368	Power Assets Holdings Ltd. (Electric Utilities)	401

128,660	Sands China Ltd. (Hotels, Restaurants & Leisure)	507

165,429	Sino Land Co. Ltd. (Real Estate Management & Development)	209

105,000	SJM Holdings Ltd. (Hotels, Restaurants & Leisure)	118

69,360	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	887

26,430	Swire Pacific Ltd., Class – A (Real Estate Management & Development)^	140

62,000	Swire Properties Ltd. (Real Estate Management & Development)	158

73,000	Techtronic Industries Co. Ltd. (Household Durables)	722

69,400	The Bank of East Asia Ltd. (Banks)	159

109,686	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	901

508,000	WH Group Ltd. (Food Products) (b)	439

81,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)^	389

82,800	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	144

		22,961

Shares	Security Description	Value (000)

	Ireland (Republic of) — 0.53%

41,671	CRH PLC (Construction Materials) (b)	$1,434

5,222	DCC PLC (Industrial Conglomerates) (b)	436

48,198	Experian PLC (Professional Services)	1,691

8,190	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)	1,081

23,508	James Hardie Industries PLC (Construction Materials)	453

8,430	Kerry Group PLC, Class – A (Food Products)	1,047

8,164	Kingspan Group PLC (Building Products)	527

11,993	Smurfit Kappa Group PLC (Containers & Packaging)	403

		7,072

	Isle of Man — 0.02%

30,923	GVC Holdings PLC (Hotels, Restaurants & Leisure)	283

	Israel — 0.33%

2,001	Azrieli Group Ltd. (Real Estate Management & Development)	91

60,224	Bank Hapoalim BM (Banks)	360

77,815	Bank Leumi Le (Banks)	392

6,177	Check Point Software Technologies Ltd. (Software) (a)	664

2,010	CyberArk Software Ltd. (Software) (a)	200

1,406	Elbit Systems Ltd. (Aerospace & Defense)	193

37,371	ICL Group Ltd. (Chemicals) (b)	111

1	Isracard Ltd. (Consumer Finance)	—

61,769	Israel Discount Bank Ltd., Class – A (Banks)	189

7,482	Mizrahi Tefahot Bank Ltd. (Banks)	141

3,297	Nice Ltd. (Software) (a)	622

57,997	Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals) (a)	715

2,714	Wix.com Ltd. (IT Services) (a)	695

		4,373

	Italy — 1.12%

58,311	Assicurazioni Generali SpA (Insurance)	886

25,675	Atlantia SpA (Transportation Infrastructure) (a)	415

30,820	Davide Campari – Milano N.V. (Beverages)	261

1,336	Diasorin SpA (Health Care Equipment & Supplies)	257

431,607	Enel SpA (Electric Utilities) (b)	3,732

134,997	Eni SpA (Oil, Gas & Consumable Fuels)	1,294

6,689	Ferrari N.V. (Automobiles)	1,146

58,227	Fiat Chrysler Automobiles N.V. (Automobiles) (a)	589

32,335	FinecoBank Banca Fineco SpA (Banks) (a)	438

12,736	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services) (b)	128

789,799	Intesa Sanpaolo SpA (Banks) (b)	1,517

21,476	Leonardo SpA (Aerospace & Defense)	143

32,957	Mediobanca Banca di Credito Finanziario SpA (Banks)	238

10,280	Moncler SpA (Textiles, Apparel & Luxury Goods)	395

19,988	Nexi SpA (IT Services) (a)(b)	347

20,298	Pirelli & C SpA (Auto Components) (a)(b)	86

27,724	Poste Italiane SpA (Insurance) (b)	242

12,806	Prusmian SpA (Electrical Equipment)	297

5,549	Recordati SpA (Pharmaceuticals)	278

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Italy (continued)

107,850	Snam SpA (Oil, Gas & Consumable Fuels)	$526

443,716	Telecom Italia SpA (Diversified Telecommunication Services)	175

319,861	Telecom Italia SpA (Diversified Telecommunication Services)	124

74,664	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	515

112,591	Unicredit SpA (Banks)	1,039

		15,068

	Japan — 13.23%

1,800	ABC-Mart, Inc. (Specialty Retail)	106

21,200	Acom Co. Ltd. (Consumer Finance)	81

10,600	Advantest Corp. (Semiconductors & Semiconductor Equipment) (b)	605

34,700	Aeon Mall Co. Ltd. (Food & Staples Retailing)	807

5,400	AEON Mall Co. Ltd. (Real Estate Management & Development)	72

10,265	AGC, Inc. (Building Products)	294

9,800	Air Water, Inc. (Chemicals)	138

8,600	Aisin Seiki Co. Ltd. (Auto Components)	252

24,800	Ajinomoto Co., Inc. (Food Products)	412

10,000	Alfresa Holdings Corp. (Health Care Providers & Services)	209

17,600	Amada Co. Ltd. (Machinery)	144

6,100	ANA Holdings, Inc. (Airlines)	140

6,300	Aozora Bank Ltd. (Banks)	110

20,500	Asahi Group Holdings Ltd. (Beverages)	720

10,400	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	297

66,610	Asahi Kasei Corp. (Chemicals)	545

98,790	Astellas Pharma, Inc. (Pharmaceuticals)	1,650

10,600	Bandai Namco Holdings, Inc. (Leisure Products)	558

3,800	Benesse Holdings, Inc. (Diversified Consumer Services)	102

28,360	Bridgestone Corp. (Auto Components)	915

11,800	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	213

4,600	Calbee, Inc. (Food Products)	127

53,047	Canon, Inc. (Technology Hardware, Storage & Peripherals)^	1,059

10,340	Casio Computer Co. Ltd. (Household Durables)	180

7,700	Central Japan Railway Co. (Road & Rail)	1,192

34,200	Chubu Electric Power Co. Inc. (Electric Utilities)	429

35,700	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,912

6,600	Coca-Cola Bottlers Japan Holdings, Inc. (Beverages)	120

56,200	Concordia Financial Group Ltd. (Banks)	181

1,100	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	169

5,400	CyberAgent, Inc. (Media)	265

12,939	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	298

13,200	Daicel Corp. (Chemicals)	102

5,400	Daifuku Co. Ltd. (Machinery)	473

57,200	Dai-ichi Life Holdings, Inc. (Insurance)	685

Shares	Security Description	Value (000)

	Japan (continued)

30,100	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	$2,462

13,200	Daikin Industries Ltd. (Building Products)	2,136

9,500	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals)	132

3,447	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	318

30,030	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	709

105	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts) (b)	247

76,700	Daiwa Securities Group, Inc. (Capital Markets)	322

23,000	Denso Corp. (Auto Components)	902

11,470	Dentsu Group, Inc. (Media)	273

1,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	366

16,000	East Japan Railway Co. (Road & Rail)	1,109

13,400	Eisai Co. Ltd. (Pharmaceuticals)	1,065

7,300	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	138

162,878	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	581

13,400	FamilyMart Co. Ltd. (Food & Staples Retailing)	230

10,300	FANUC Corp. (Machinery)	1,848

3,100	Fast Retailing Co. Ltd. (Specialty Retail)	1,781

6,700	Fuji Electric Co. Ltd. (Electrical Equipment)	184

19,110	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	818

10,450	Fujitsu Ltd. (IT Services) (b)	1,223

9,100	Fukuoka Financial Group, Inc. (Banks)	144

193	GLP J-REIT (Equity Real Estate Investment Trusts) (b)	279

2,200	GMO Payment Gateway, Inc. (IT Services)	230

12,400	Hakuhodo DY Holdings, Inc. (Media)	148

7,400	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	322

12,100	Hankyu Hanshin Holdings, Inc. (Road & Rail)	409

1,100	Hikari Tsushin, Inc. (Specialty Retail)	252

15,200	Hino Motors Ltd. (Machinery)	103

1,780	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	195

2,700	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	146

5,700	Hitachi Construction Machinery Co. Ltd. (Machinery)	158

51,280	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	1,630

11,400	Hitachi Metals Ltd. (Metals & Mining)	137

86,554	Honda Motor Co. Ltd. (Automobiles)	2,216

2,700	Hoshizaki Corp. (Machinery)	231

20,100	HOYA Corp. (Health Care Equipment & Supplies)	1,925

16,100	Hulic Co. Ltd. (Real Estate Management & Development)^	152

10,459	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels) (b)	223

7,800	Iida Group Holdings Co. Ltd. (Household Durables)	120

54,300	INPEX Corp. (Oil, Gas & Consumable Fuels)	339

17,900	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	103

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

29,270	Isuzu Motors Ltd. (Automobiles)	$266

2,800	ITO EN Ltd. (Beverages)	158

71,458	ITOCHU Corp. (Trading Companies & Distributors)	1,547

5,100	ITOCHU Techno-Solutions Corp. (IT Services)	192

6,000	Japan Airlines Co. Ltd. (Airlines)	108

2,700	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	116

27,000	Japan Exchange Group, Inc. (Capital Markets)	625

21,500	Japan Post Bank Co. Ltd. (Banks)	160

83,560	Japan Post Holdings Co. Ltd. (Insurance) (b)	596

11,900	Japan Post Insurance Co. Ltd. (Insurance) (b)	157

42	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	123

70	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	359

139	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	174

63,727	Japan Tobacco, Inc. (Tobacco)^	1,184

26,100	JFE Holdings, Inc. (Metals & Mining)	189

11,700	JGC Holdings Corp. (Construction & Engineering)	123

10,833	JSR Corp. (Chemicals)	210

10,900	JTEKT Corp. (Machinery)	85

23,800	Kajima Corp. (Construction & Engineering)	285

7,100	Kakaku.com, Inc. (Interactive Media & Services)	181

5,200	Kamigumi Co. Ltd. (Transportation Infrastructure)	102

9,400	Kansai Paint Co. Ltd. (Chemicals)	199

25,600	Kao Corp. (Personal Products)	2,031

7,500	Kawasaki Heavy Industries Ltd. (Machinery)	108

87,500	KDDI Corp. (Wireless Telecommunication Services)	2,611

5,100	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	228

11,700	Keikyu Corp. (Road & Rail)	179

5,500	Keio Corp. (Road & Rail)	315

6,900	Keisei Electric Railway Co. Ltd. (Road & Rail)	216

9,700	Keyence Corp. (Electronic Equipment, Instruments & Components)	4,066

7,700	Kikkoman Corp. (Food Products)	372

9,100	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	408

43,610	Kirin Holdings Co. Ltd., Class – C (Beverages)	919

2,600	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	229

3,300	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	187

5,500	Koito Manufacturing Co. Ltd. (Auto Components)	223

46,490	Komatsu Ltd. (Machinery)	952

5,000	Konami Holdings Corp. (Entertainment)	167

1,800	Kose Corp. (Personal Products)	218

55,100	Kubota Corp. (Machinery)	824

16,949	Kuraray Co. Ltd. (Chemicals)	177

5,200	Kurita Water Industries Ltd. (Machinery)	145

17,020	Kyocera Corp. (Electronic Equipment, Instruments & Components)	929

14,300	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	376

20,100	Kyushu Electric Power Co., Inc. (Electric Utilities)	168

Shares	Security Description	Value (000)

	Japan (continued)

7,950	Kyushu Railway Co. (Road & Rail)	$207

4,000	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	378

2,626	Lawson, Inc. (Food & Staples Retailing)	132

3,200	LINE Corp. (Interactive Media & Services) (a)	161

11,900	Lion Corp. (Household Products)	286

14,145	LIXIL Group Corp. (Building Products)	199

23,400	M3, Inc. (Health Care Technology)	994

11,900	Makita Corp. (Machinery)	433

87,571	Marubeni Corp. (Trading Companies & Distributors)	398

10,100	Marui Group Co. Ltd. (Multiline Retail)	183

2,977	Maruichi Steel Tube Ltd. (Metals & Mining)	74

30,150	Mazda Motor Corp. (Automobiles)	182

3,500	McDonald’s Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	189

50,100	Mebuki Financial Group, Inc. (Banks)	117

9,700	Medipal Holdings Corp. (Health Care Providers & Services)	187

6,100	MEIJI Holdings Co. Ltd. (Food Products)	485

4,500	Mercari, Inc. (Internet & Direct Marketing Retail) (a)	140

19,300	MINEBEA MITSUMI, Inc. (Machinery)	352

15,100	MISUMI Group, Inc. (Machinery)	379

67,910	Mitsubishi Chemical Holdings Corp. (Chemicals)	396

71,740	Mitsubishi Corp. (Trading Companies & Distributors)	1,516

96,890	Mitsubishi Electric Corp. (Electrical Equipment)	1,266

62,800	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	935

8,400	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	128

16,997	Mitsubishi Heavy Industries Ltd. (Machinery)	401

5,900	Mitsubishi Materials Corp. (Metals & Mining)	125

35,540	Mitsubishi Motors Corp. (Automobiles)	88

648,682	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,552

21,400	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	102

87,866	Mitsui & Co. Ltd. (Trading Companies & Distributors)	1,302

9,750	Mitsui Chemicals, Inc. (Chemicals)	204

49,400	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	878

4,700	Miura Co. Ltd. (Machinery)	196

1,280,122	Mizuho Financial Group, Inc. (Banks)	1,575

6,700	MonotaRO Co. Ltd. (Trading Companies & Distributors)	269

23,600	MS&AD Insurance Group Holdings, Inc. (Insurance)	650

30,500	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	1,798

6,000	Nabtesco Corp. (Machinery)	186

9,900	Nagoya Railroad Co. Ltd. (Road & Rail)	279

13,130	NEC Corp. (Technology Hardware, Storage & Peripherals)	631

25,700	Nexon Co. Ltd. (Entertainment)	580

13,900	NGK Insulators Ltd. (Machinery)	193

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

8,360	NGK Spark Plug Co. Ltd. (Auto Components)	$120

4,400	NH Foods Ltd. (Food Products)	177

23,700	Nidec Corp. (Electrical Equipment)	1,597

7,900	Nihon M&A Center, Inc. (Professional Services)	359

16,000	Nikon Corp. (Household Durables)	134

5,900	Nintendo Co. Ltd. (Entertainment)	2,638

67	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	382

3,900	Nippon Express Co. Ltd. (Road & Rail)	202

7,800	Nippon Paint Holdings Co. Ltd. (Chemicals)^	569

111	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts) (b)	337

2,400	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	196

42,900	Nippon Steel Corp. (Metals & Mining) (b)	404

68,340	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,593

8,100	Nippon Yusen Kabushiki Kaisha (Marine)	115

6,600	Nissan Chemical Corp. (Chemicals)	340

123,200	Nissan Motor Co. Ltd. (Automobiles)	457

10,500	Nisshin Seifun Group, Inc. (Food Products)	157

3,400	Nissin Foods Holdings Co. Ltd. (Food Products)	301

4,300	Nitori Holdings Co. Ltd. (Specialty Retail)	843

8,460	Nitto Denko Corp. (Chemicals)	480

166,900	Nomura Holdings, Inc. (Capital Markets)	751

6,100	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	114

225	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	270

17,020	Nomura Research Institute Ltd. (IT Services)	465

19,000	NSK Ltd. (Machinery)	142

33,500	NTT Data Corp. (IT Services)	375

61,950	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	1,645

34,500	Obayashi Corp. (Construction & Engineering)	324

3,700	Obic Co. Ltd. (IT Services)	652

15,600	Odakyu Electric Railway Co. Ltd. (Road & Rail)	383

45,800	Oji Paper Co. Ltd. (Paper & Forest Products)	214

61,800	Olympus Corp. (Health Care Equipment & Supplies)	1,190

9,800	OMRON Corp. (Electronic Equipment, Instruments & Components)	656

19,600	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	572

2,000	Oracle Corp. Japan (Software)	237

10,600	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	1,401

70,300	ORIX Corp. (Diversified Financial Services)	873

139	ORIX JREIT, Inc. (Equity Real Estate Investment Trusts)	183

19,945	Osaka Gas Co. Ltd. (Gas Utilities)	394

5,500	OTSUKA Corp. (IT Services)	291

20,700	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	902

21,900	Pan Pacific International Holdings Corp. (Multiline Retail)	482

117,200	Panasonic Corp. (Household Durables)	1,028

5,800	Park24 Co. Ltd. (Commercial Services & Supplies)	99

Shares	Security Description	Value (000)

	Japan (continued)

5,000	PeptiDream, Inc. (Biotechnology) (a)	$230

9,400	Persol Holdings Co. Ltd. (Professional Services)	130

6,100	Pigeon Corp. (Household Products)^	236

4,900	Pola Orbis Holdings, Inc. (Personal Products)^	86

45,700	Rakuten, Inc. (Internet & Direct Marketing Retail)	404

67,500	Recruit Holdings Co. Ltd. (Professional Services) (b)	2,322

40,800	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment) (a)(b)	210

110,985	Resona Holdings, Inc. (Banks)	380

35,600	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	255

1,900	Rinnai Corp. (Household Durables)	159

4,670	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	311

12,700	Ryohin Keikaku Co. Ltd. (Multiline Retail)	181

19,100	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	352

12,600	SBI Holdings, Inc. (Capital Markets)	273

2,800	Scsk Corp. (IT Services)	137

11,100	Secom Co. Ltd. (Commercial Services & Supplies)	975

9,200	Sega Sammy Holdings, Inc. (Leisure Products)	110

11,500	Seibu Holdings, Inc. (Industrial Conglomerates)	125

14,869	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	170

19,300	Sekisui Chemical Co. Ltd. (Household Durables)	277

33,025	Sekisui House Ltd. (Household Durables)	631

40,030	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,311

31,300	Seven Bank Ltd. (Banks)	86

8,500	SG Holdings Co. Ltd. (Air Freight & Logistics)	277

11,300	Sharp Corp. (Household Durables)(b)	121

11,800	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	315

1,400	Shimamura Co. Ltd. (Specialty Retail)	95

3,900	Shimano, Inc. (Leisure Products)	750

29,300	Shimizu Corp. (Construction & Engineering)	241

18,785	Shin-Etsu Chemical Co. Ltd. (Chemicals)	2,205

8,200	Shinsei Bank Ltd. (Banks) (b)	99

14,300	Shionogi & Co. Ltd. (Pharmaceuticals)	897

21,200	Shiseido Co. Ltd. (Personal Products)	1,351

7,200	Showa Denko KK (Chemicals)^	163

3,000	SMC Corp. (Machinery)	1,542

101,654	Softbank Corp. (Wireless Telecommunication Services) (b)	1,296

83,200	SoftBank Group Corp. (Wireless Telecommunication Services)	4,196

3,800	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	177

17,860	Sompo Holdings, Inc. (Insurance)	615

67,600	Sony Corp. (Household Durables)	4,667

8,100	Sony Financial Holdings, Inc. (Insurance)	196

4,900	Square Enix Holdings Co. Ltd. (Entertainment)	248

6,900	Stanley Electric Co. Ltd. (Auto Components)	167

32,654	Subaru Corp. (Automobiles)	684

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

14,000	SUMCO Corp. (Semiconductors & Semiconductor Equipment) (b)	$215

79,060	Sumitomo Chemical Co. Ltd. (Chemicals)	238

63,040	Sumitomo Corp. (Trading Companies & Distributors)	725

40,020	Sumitomo Electric Industries Ltd. (Auto Components)	462

5,900	Sumitomo Heavy Industries Ltd. (Machinery)	129

12,300	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	347

69,203	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,953

17,900	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	504

16,400	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	453

9,031	Sumitomo Rubber Industries Ltd. (Auto Components)^	89

3,800	Sundrug Co. Ltd. (Food & Staples Retailing)	126

7,400	Suntory Beverage & Food Ltd. (Beverages)	289

3,600	Suzuken Co. Ltd. (Health Care Providers & Services)	135

19,500	Suzuki Motor Corp. (Automobiles)	666

8,900	Sysmex Corp. (Health Care Equipment & Supplies)	683

28,600	T&D Holdings, Inc. (Insurance)	246

6,400	Taiheiyo Cement Corp. (Construction Materials)	149

10,150	Taisei Corp. (Construction & Engineering)	371

1,800	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	110

8,000	Taiyo Nippon Sanso Corp. (Chemicals)	134

83,645	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	3,007

6,900	TDK Corp. (Electronic Equipment, Instruments & Components)	687

9,450	Teijin Ltd. (Chemicals)	150

34,300	Terumo Corp. (Health Care Equipment & Supplies)	1,306

3,000	The Bank of Kyoto Ltd. (Banks)	107

28,100	The Chiba Bank Ltd. (Banks)	133

15,400	The Chugoku Electric Power Company, Inc. (Electric Utilities)	205

37,410	The Kansai Electric Power Co., Inc. (Electric Utilities)	363

22,500	The Shizuoka Bank Ltd. (Banks)	145

6,300	The Yokohama Rubber Co. Ltd. (Auto Components)	89

6,400	THK Co. Ltd. (Machinery)	159

11,900	TIS, Inc. (IT Services)	252

10,100	Tobu Railway Co. Ltd. (Road & Rail)	334

5,900	Toho Co. Ltd. (Entertainment)	213

3,900	Toho Gas Co. Ltd. (Gas Utilities)	195

22,700	Tohoku Electric Power Co., Inc. (Electric Utilities)	216

33,940	Tokio Marine Holdings, Inc. (Insurance)	1,485

2,300	Tokyo Century Corp. (Diversified Financial Services)	118

76,800	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities) (a)	236

Shares	Security Description	Value (000)

	Japan (continued)

7,960	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	$1,964

32,500	Tokyo Fudosan Holdings Corp. (Real Estate Management & Development) (b)	153

20,000	Tokyo Gas Co. Ltd. (Gas Utilities)	479

26,500	Tokyu Corp. (Road & Rail)	373

13,900	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	232

73,600	Toray Industries, Inc. (Chemicals)	347

20,500	Toshiba Corp. (Industrial Conglomerates)	658

13,800	Tosoh Corp. (Chemicals)	190

7,500	TOTO Ltd. (Building Products)	288

4,700	Toyo Suisan Kaisha Ltd. (Food Products)	263

3,400	Toyoda Gosei Co. Ltd. (Auto Components)	71

7,800	Toyota Industries Corp. (Auto Components)	415

112,520	Toyota Motor Corp. (Automobiles)	7,076

11,300	Toyota Tsusho Corp. (Trading Companies & Distributors)	288

7,100	Trend Micro, Inc. (Software)	397

2,000	Tsuruha Holdings, Inc. (Food & Staples Retailing)	276

21,400	Unicharm Corp. (Household Products)	878

157	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	169

11,600	USS Co. Ltd. (Specialty Retail)	186

2,500	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	202

8,600	West Japan Railway Co. (Road & Rail)	482

6,400	Yakult Honsha Co. Ltd. (Food Products) (b)	377

38,500	Yamada Denki Co. Ltd. (Specialty Retail)	191

7,100	Yamaha Corp. (Leisure Products)	335

14,900	Yamaha Motor Co. Ltd. (Automobiles)	235

16,400	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	356

6,400	Yamazaki Baking Co. Ltd. (Food Products)	110

12,700	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	442

12,100	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	190

140,800	Z Holdings Corp. (Interactive Media & Services)	691

5,800	ZOZO, Inc. (Internet & Direct Marketing Retail)	129

		177,345

	Jersey — 0.12%

530,303	Glencore PLC (Metals & Mining) (b)	1,129

65,665	WPP PLC (Media)	512

		1,641

	Luxembourg — 0.06%

33,050	Altice Europe NV (Media)(a)(b)	128

38,039	ArcelorMittal SA (Metals & Mining) (a)	403

20,348	SES SA (Media) (b)	139

25,058	Tenaris SA (Energy Equipment & Services)	163

		833

	Netherlands — 2.22%

22,447	ABN AMRO Group N.V. (Banks) (b)	193

958	Adyen N.V. (IT Services) (a) (b)	1,394

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Netherlands (continued)

94,954	AEGON N.V. (Insurance)	$281

6,986	AerCap Holdings N.V. (Trading Companies & Distributors) (a)	215

31,170	Airbus SE (Aerospace & Defense) (a)	2,233

10,592	Akzo Nobel N.V. (Chemicals)	952

22,588	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(b)	8,263

54,303	CNH Industrial N.V. (Machinery)	381

5,755	Exor N.V. (Diversified Financial Services)	330

6,114	Heineken Holding N.V., Class—A (Beverages)	500

13,755	Heineken N.V. (Beverages)	1,268

206,788	ING Groep N.V. (Banks)	1,442

6,440	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail)(a)(b)	673

58,411	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	1,592

9,146	Koninklijke DSM N.V. (Chemicals)	1,269

189,574	Koninklijke KPN N.V. (Diversified Telecommunication Services)	504

47,586	Koninklijke Philips N.V. (Health Care Equipment & Supplies)	2,220

3,731	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	197

15,496	NN Group N.V. (Insurance)(b)	520

25,864	Prosus N.V. (Internet & Direct Marketing Retail) (a)(b)	2,405

12,249	QIAGEN N.V. (Life Sciences Tools & Services) (a)	528

6,323	Randstad N.V. (Professional Services)	283

33,847	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	923

14,488	Wolters Kluwer N.V. (Professional Services)	1,131

		29,697

	New Zealand — 0.17%

39,050	a2 Milk Co. Ltd. (Food Products) (a)	511

64,484	Auckland International Airport Ltd. (Transportation Infrastructure)	274

30,489	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	703

36,145	Mercury NZ Ltd. (Electric Utilities)	110

68,003	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	212

21,226	Ryman Healthcare Ltd. (Health Care Providers & Services)	180

97,483	Spark New Zealand Ltd. (Diversified Telecommunication Services)	288

		2,278

	Norway — 0.27%

50,316	DNB ASA (Banks)(a)	672

53,151	Equinor ASA (Oil, Gas & Consumable Fuels)	766

10,613	Gjensidige Forsikring ASA (Insurance)(a)	196

23,325	Mowi ASA (Food Products)	445

71,365	Norsk Hydro ASA (Metals & Mining) (a)	199

39,856	Orkla ASA (Food Products)	350

5,201	Schibsted ASA, Class—B (Media) (a) (b)	123

38,273	Telenor ASA (Diversified Telecommunication Services)	559

Shares	Security Description	Value (000)

	Norway (continued)

9,396	Yara International ASA (Chemicals)	$328

		3,638

	Papua New Guinea — 0.02%

104,712	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	232

	Portugal — 0.09%

135,827	EDP—Energias de Portugal SA (Electric Utilities)	648

26,600	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels) (b)	309

13,358	Jeronimo Martins, SGPS, SA (Food & Staples Retailing) (a)	234

		1,191

	Singapore — 0.58%

163,200	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	375

143,339	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts)	175

136,300	CapitaLand Ltd. (Real Estate Management & Development) (a)	288

136,990	CapitaLand Mall Trust (Equity Real Estate Investment Trusts)	194

24,100	City Developments Ltd. (Real Estate Management & Development)	147

95,200	DBS Group Holdings Ltd. (Banks)	1,433

320,900	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	177

5,200	Jardine Cycle & Carriage Ltd. (Distributors)	76

80,200	Keppel Corp. Ltd. (Industrial Conglomerates)	345

114,100	Mapletree Commercial Trust (Equity Real Estate Investment Trusts)	160

141,200	Mapletree Logistics Trust (Equity Real Estate Investment Trusts)	198

175,500	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,144

71,600	Singapore Airlines Ltd. (Airlines)	193

42,700	Singapore Exchange Ltd. (Capital Markets)	257

82,800	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	198

433,240	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	771

104,380	Suntec REIT (Equity Real Estate Investment Trusts)	107

62,400	United Overseas Bank Ltd. (Banks)	912

24,600	United Overseas Land Group Ltd. (Real Estate Management & Development)	121

14,600	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	171

101,900	Wilmar International Ltd. (Food Products)	301

137,100	Yangzijiang Shipbuilding Holdings Ltd. (Machinery)	92

		7,835

	Spain — 1.25%

13,558	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	348

3,582	Aena SME SA (Transportation Infrastructure) (a)(b)	479

22,886	Amadeus IT Group SA (IT Services)	1,201

353,841	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,218

881,864	Banco Santander SA (Banks) (b)	2,158

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (ccontinued)

	Spain (continued)

35,774	Bankinter SA (Banks)	$171

190,446	CaixaBank SA (Banks)	407

13,291	Cellnex Telecom SA (Diversified Telecommunication Services) (b)	812

13,208	Enagas SA (Oil, Gas & Consumable Fuels)(b)	323

16,855	Endesa SA (Electric Utilities)	418

25,717	Ferrovial SA (Construction & Engineering)	688

15,829	Grifols SA (Biotechnology)	481

308,222	Iberdrola SA (Electric Utilities)	3,599

57,886	Industria de Diseno Textil SA (Specialty Retail)	1,536

57,196	Mapfre SA (Insurance)	102

15,667	Naturgy Energy Group SA (Gas Utilities)	292

22,970	Red Electrica Corp. SA (Electric Utilities)	430

74,793	Repsol SA (Oil, Gas & Consumable Fuels)	661

12,651	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment) (a)	225

247,975	Telefonica SA (Diversified Telecommunication Services)	1,186

		16,735

	Sweden — 1.50%

16,694	Alfa Laval AB (Machinery) (a)	368

53,188	Assa Abloy AB, B Shares (Building Products)	1,089

35,635	Atlas Copco AB, A Shares (Machinery)	1,518

20,707	Atlas Copco AB, B Shares (Machinery)	770

14,514	Boliden AB (Metals & Mining)	333

11,969	Electrolux AB, B Shares (Household Durables)	201

34,971	Epiroc AB, Class—A (Machinery)	438

20,694	Epiroc AB, Class—B (Machinery)	254

12,643	Equities AB (Capital Markets)	228

32,541	Essity AB, Class—B (Household Products)(a)	1,055

6,747	Evolution Gaming Group AB (Hotels, Restaurants & Leisure) (b)	401

42,632	Hennes & Mauritz AB, B Shares (Specialty Retail)	622

14,934	Hexagon AB, Class—B (Electronic Equipment, Instruments & Components) (a)	877

22,176	Husqvarna AB (Household Durables)	183

5,337	ICA Gruppen AB (Food & Staples Retailing)	254

8,420	Industrivarden AB, C Shares (Diversified Financial Services) (a)	192

7,856	Investment AB Latour, Class – B (Industrial Conglomerates)	143

24,171	Investor AB, B Shares (Diversified Financial Services)	1,283

12,837	Kinnevik AB, Class – B (Diversified Financial Services)	339

4,033	L E Lundbergforetagen AB, Class - B (Diversified Financial Services)(a)	184

9,862	Lundin Energy AB (Oil, Gas & Consumable Fuels)	241

16,548	Nibe Industrier AB, B Shares (Building Products)(a)	367

59,909	Sandvik AB (Machinery)(a)	1,128

16,616	Securitas AB, B Shares (Commercial Services & Supplies)(a)	225

86,366	Skandinaviska Enskilda Banken AB, Class – A (Banks)(a)	750

Shares	Security Description	Value (000)

	Sweden (continued)

18,051	Skanska AB, B Shares (Construction & Engineering)(a)	$369

20,200	SKF AB, B Shares (Machinery)	378

32,151	Svenska Cellulosa AB SCA, B Shares (Paper & Forest Products)(a)	385

82,562	Svenska Handelsbanken AB, A Shares (Banks)(a)	783

48,057	Swedbank AB, A Shares (Banks)(a)	617

9,019	Swedish Match AB (Tobacco)	637

26,500	Tele2 AB, B Shares (Wireless Telecommunication Services)	353

154,889	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	1,436

131,361	Telia Co. AB (Diversified Telecommunication Services)(b)	492

78,899	Volvo AB, B Shares (Machinery)	1,242

		20,135

	Switzerland — 5.39%

97,797	ABB Ltd., Registered Shares (Electrical Equipment)	2,219

8,235	Adecco Group AG (Professional Services)	388

26,093	Alcon, Inc. (Health Care Equipment & Supplies)(a)	1,500

2,460	Baloise Holding AG, Registered Shares (Insurance)	371

1,598	Banque Cantonale Vaudoise, Registered Shares (Banks)	156

160	Barry Callebaut AG, Registered Shares (Food Products)	305

57	Chocoladefabriken Lindt & Spruengli AG (Food Products)	471

5	Chocoladefabriken Lindt & Spruengli AG (Food Products)	431

10,569	Clariant AG, Registered Shares (Chemicals)(a)	208

10,606	Coca-Cola HBC AG (Beverages)	265

27,701	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	1,787

128,856	Credit Suisse Group AG, Registered Shares (Capital Markets)	1,341

434	EMS-Chemie Holding AG (Chemicals)	337

1,966	Geberit AG, Registered Shares (Building Products)	987

490	Givaudan SA, Registered Shares (Chemicals)	1,832

11,877	Julius Baer Group Ltd. (Capital Markets)	499

2,866	Kuehne & Nagel International AG, Registered Shares (Marine)(a)	478

27,782	LafargeHolcim Ltd., Registered Shares (Construction Materials)(b)	1,224

8,727	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	572

3,952	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)(b)	2,094

157,926	Nestle SA, Registered Shares (Food Products)	17,515

114,001	Novartis AG, Registered Shares (Pharmaceuticals)	9,935

898	Pargesa Holding SA (Diversified Financial Services)	68

984	Partners Group Holding AG (Capital Markets)	896

37,283	Roche Holding AG (Pharmaceuticals)	12,919

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Switzerland (continued)

2,161	Schindler Holding AG (Machinery)	$512

1,068	Schindler Holding AG, Registered Shares (Machinery)	253

321	SGS SA, Registered Shares (Professional Services) (b)	787

7,524	Sika AG, Registered Shares (Chemicals) (b)	1,451

2,924	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies) (a)(b)	585

548	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	474

1,694	Swiss Life Holding AG (Insurance)	630

4,031	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	374

15,637	Swiss Re AG (Insurance)	1,213

1,374	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	721

3,475	Temenos AG, Registered Shares (Software)	540

2,792	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	110

1,536	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	308

194,547	UBS Group AG (Capital Markets)	2,248

2,414	Vifor Pharma AG (Pharmaceuticals)	365

7,939	Zurich Financial Services AG (Insurance)	2,814

		72,183

	United Kingdom — 7.15%

51,637	3i Group PLC (Capital Markets)	532

10,130	Admiral Group PLC (Insurance)	287

65,179	Anglo American PLC (Metals & Mining)	1,502

20,287	Antofagasta PLC (Metals & Mining)	235

23,923	Ashtead Group PLC (Trading Companies & Distributors)	807

18,905	Associated British Foods PLC (Food Products)	447

69,633	AstraZeneca PLC (Pharmaceuticals)(b)	7,247

51,266	Auto Trader Group PLC (Interactive Media & Services) (b)	334

3,428	Aveva Group PLC (Software)	174

208,112	Aviva PLC (Insurance)	705

170,129	BAE Systems PLC (Aerospace & Defense)	1,017

919,392	Barclays PLC (Banks)	1,297

54,037	Barratt Developments PLC (Household Durables)	332

6,680	Berkeley Group Holdings PLC (Household Durables)	344

1,074,769	BP PLC (Oil, Gas & Consumable Fuels)	4,117

121,728	British American Tobacco PLC (Tobacco)	4,668

46,715	British Land Co. PLC (Equity Real Estate Investment Trusts)	223

471,969	BT Group PLC (Diversified Telecommunication Services)	667

17,872	Bunzl PLC (Trading Companies & Distributors)	479

21,474	Burberry Group PLC (Textiles, Apparel & Luxury Goods) (b)	424

10,892	Coca-Cola European Partners PLC (Beverages)	411

94,656	Compass Group PLC (Hotels, Restaurants & Leisure) (b)	1,302

Shares	Security Description	Value (000)

	United Kingdom (continued)

6,840	Croda International PLC (Chemicals)	$445

124,013	Diageo PLC (Beverages)	4,121

72,964	Direct Line Insurance Group PLC (Insurance)	245

26,965	Evraz PLC (Metals & Mining)	96

11,961	Ferguson PLC (Trading Companies & Distributors)	978

266,203	GlaxoSmithKline PLC (Pharmaceuticals)	5,376

20,146	Halma PLC (Electronic Equipment, Instruments & Components)	574

17,619	Hargreaves Lansdown PLC (Capital Markets)	355

7,716	Hikma Pharmaceuticals PLC (Pharmaceuticals) (b)	212

1,077,973	HSBC Holdings PLC (Banks)	5,009

50,222	Imperial Brand PLC (Tobacco)	956

79,711	Informa PLC (Media)	460

9,177	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	405

8,564	Intertek Group PLC (Professional Services)	577

192,248	ITV PLC (Media)	178

93,942	J Sainsbury PLC (Food & Staples Retailing)	243

23,240	JD Sports Fashion PLC (Specialty Retail) (b)	179

10,270	Johnson Matthey PLC (Chemicals)	267

111,974	Kingfisher PLC (Specialty Retail)	308

37,379	Land Securities Group PLC (Equity Real Estate Investment Trusts)	255

316,562	Legal & General Group PLC (Insurance)	863

3,729,789	Lloyds Banking Group PLC (Banks)	1,439

16,704	London Stock Exchange Group PLC (Capital Markets) (b)	1,736

137,967	M&G PLC (Diversified Financial Services)	286

257,810	Melrose Industries PLC (Electrical Equipment)	363

25,766	Mondi PLC (Paper & Forest Products)	482

186,171	National Grid PLC (Multi-Utilities)	2,271

7,055	Next PLC (Multiline Retail)	427

24,527	Ocado Group PLC (Internet & Direct Marketing Retail) (a)(b)	616

40,739	Pearson PLC (Media)	290

16,924	Persimmon PLC (Household Durables)	479

138,043	Prudential PLC (Insurance)	2,080

37,664	RecKitt Benckiser Group PLC (Household Products)	3,464

102,601	RELX PLC (Professional Services)	2,374

98,137	Rentokil Initial PLC (Commercial Services & Supplies)	620

59,523	Rio Tinto PLC (Metals & Mining)	3,349

102,471	Rolls-Royce Holdings PLC (Aerospace & Defense) (b)	362

256,710	Royal Bank of Scotland Group PLC (Banks) (b)	385

218,418	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	3,497

197,623	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	2,996

54,746	RSA Insurance Group PLC (Insurance)	277

6,597	Schroders PLC (Capital Markets)	241

58,194	Segro PLC (Equity Real Estate Investment Trusts)	644

12,627	Severn Trent PLC (Water Utilities)	386

46,412	Smith & Nephew PLC (Health Care Equipment & Supplies)	865

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United Kingdom (continued)

20,360	Smiths Group PLC (Industrial Conglomerates)	$356

3,909	Spirax-Sarco Engineering PLC (Machinery)	481

54,655	SSE PLC (Electric Utilities)	925

28,390	St. James Place PLC (Capital Markets)	334

144,169	Standard Chartered PLC (Banks)	781

123,566	Standard Life Aberdeen PLC (Diversified Financial Services)	410

174,242	Taylor Wimpey PLC (Household Durables) (b)	307

519,705	Tesco PLC (Food & Staples Retailing)	1,462

57,925	The Sage Group PLC (Software)	481

77,515	Unilever N.V. (Personal Products)	4,133

62,010	Unilever PLC (Personal Products)	3,344

36,185	United Utilities Group PLC (Water Utilities)	407

1,420,648	Vodafone Group PLC (Wireless Telecommunication Services)	2,258

10,696	Whitbread PLC (Hotels, Restaurants & Leisure)	294

124,895	William Morrison Supermarkets PLC (Food & Staples Retailing)	294

		95,849

	Total Common Stocks	693,604

	Preferred Stocks — 0.28%

	Germany — 0.28%

2,997	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	146

3,688	FUCHS PETROLUB SE – Preferred (Chemicals)	148

9,454	Henkel AG & Co. KGAA – Preferred (Household Products)	882

8,126	Porsche Automobil Holding SE – Preferred (Automobiles) (a)	471

1,887	Sartorius AG – Preferred (Health Care Equipment & Supplies)	623

9,848	Volkswagen AG – Preferred (Automobiles) (a)	1,496

	Total Preferred Stocks	3,766

	Rights — 0.01%

	Spain — 0.01%

13,552	ACS Actividades de Construccion y Servicios SA (Construction & Engineering) (a)	21

74,793	Repsol SA (Oil, Gas & Consumable Fuels) (a)	36

247,975	Telefonica SA (Diversified Telecommunication Services) (a)	49

	Total Rights	106

Principal Amount (000)

	U.S. Treasury Obligations — 0.07%

$981	U.S. Treasury Bill, 0.16%, 2/25/21 (d)(e)	980

	Total U.S. Treasury Obligations	980

Shares	Security Description	Value (000)

	Investment Companies — 42.55%

120,058	Aberforth Smaller Companies Trust PLC	$1,374

42,149	Adams Natural Resources Fund, Inc.	479

282,320	Baillie Gifford European Growth Trust PLC	3,640

95,873	Baillie Gifford Japan Trust	930

290,000	Baillie Gifford Shin Nippon PLC	694

2,016,091	Baillie Gifford UK Growth Fund PLC	4,529

378,545	BlackRock World Mining Trust PLC	1,763

721,188	BMO Global Smaller Companies PLC	1,041

579,383	Edinburgh Investment Trust PLC	3,338

723,116	European Assets Trust PLC	872

47,526	European Opportunities Trust PLC	410

4,488,014	Federated Treasury Obligations Fund, Institutional Shares, 0.10%^^ (f)	4,488

926,654	Fidelity European Values PLC	2,981

868,670	Fidelity Japan Trust PLC	1,908

52,611	First Trust Dynamic Europe Equity Income Fund	544

197,033	Genesis Emerging Markets Fund Ltd.	1,755

218,000	Henderson European Focus Trust PLC	3,270

157,145	Henderson EuroTrust PLC	2,395

716,219	Japan Smaller Capitalization Fund, Inc.	5,600

1,165,587	JPMorgan European Investment Trust PLC – Growth	3,851

555,000	JPMorgan European Investment Trust PLC – Income	804

38,430	JPMorgan European Smaller Companies Trust PLC	261

969,371	JPMorgan Indian Investment Trust PLC	4,045

491,608	JPMorgan Japan Smaller Companies Investment Trust, Ordinary Shares	2,715

551,811	JPMorgan Japanese Investment Trust PLC	3,697

106,644	Morgan Stanley China A Share Fund, Inc.	2,081

519,262	Neuberger Berman MLP and Energy Income Fund, Inc.	1,527

611,246	Oakley Capital Investments Ltd.	1,632

1,456,529	Perpetual Income & Growth Investment Trust	4,080

110,336	Pershing Square Holdings Fund Ltd.	2,588

2,445,411	Platinum Asia Investments Ltd.	1,710

3,703,762	PM Capital Global Opportunities Fund Ltd.	2,316

1,305,088	Polar Capital Global Financials Trust PLC	1,762

2,431,800	Schroder Japan Growth Fund PLC	5,208

4,624,972	Schroder UK Public Private Trust PLC	1,461

478,853,393	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (f)	478,853

413,310	Strategic Equity Capital PLC	1,006

102,130	Temple Bar Investment Trust PLC	972

188,000	Templeton Emerging Markets Investment Trust PLC	1,809

73,545	The Mexico Fund, Inc.	721

151,931	The New Germany Fund, Inc.	2,306

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Investment Companies (continued)

272,462	TR European Growth Trust PLC	$2,855

	Total Investment Companies	570,271

	Purchased Options on Futures — 0.08%
	Total Purchased Options on Futures	1,057

	Total Investments (cost $1,253,416) — 94.74%	1,269,784
	Other assets in excess of liabilities — 5.26%	70,472

	Net Assets—100.00%	$1,340,256

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2020. The total value of securities on loan as of June 30, 2020, was $12,677 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2020.
(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2020.

(d)	The rate disclosed represents effective yield at purchase.

(e)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(f)	The rate disclosed is the rate in effect on June 30, 2020.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Institutional International Equity Portfolio	City of London Investment Management Company, Limited	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	—	51.75%	—	—	51.75%
Preferred Stocks	—	0.28%	—	—	0.28%
Rights	—	0.01%	—	—	0.01%
U.S. Treasury Obligations	—	0.07%	—	—	0.07%
Investment Companies	6.60%	0.86%	35.08%	0.01%	42.55%
Purchased Options on Futures	—	—	0.08%	—	0.08%
Other Assets (Liabilities)	0.02%	-0.22%	4.44%	1.02%	5.26%

Total Net Assets	6.62%	52.75%	39.60%	1.03%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	5,743	9/18/20	$510,668	$10,643

			$510,668	$10,643

	Total Unrealized Appreciation			$10,643
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$10,643

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	84	$12,432	$2,960.00	7/31/20	$(211)
E-Mini S&P 500 Future Option	Put	50	5,775	2,310.00	7/31/20	(9)
E-Mini S&P 500 Future Option	Put	100	11,250	2,250.00	7/31/20	(16)
E-Mini S&P 500 Future Option	Put	42	5,145	2,450.00	7/31/20	(11)
E-Mini S&P 500 Future Option	Put	84	12,264	2,920.00	8/31/20	(323)
E-Mini S&P 500 Future Option	Put	42	5,460	2,600.00	8/31/20	(57)
E-Mini S&P 500 Future Option	Put	42	4,935	2,350.00	8/31/20	(25)
E-Mini S&P 500 Future Option	Put	100	12,750	2,550.00	8/31/20	(116)
E-Mini S&P 500 Future Option	Put	40	4,900	2,450.00	9/18/20	(49)
E-Mini S&P 500 Future Option	Put	84	12,075	2,875.00	9/18/20	(355)

						$(1,172)

Exchanged-traded options on futures contacts purchased as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	42	$6,615	$3,150.00	7/31/20	$240
E-Mini S&P 500 Future Option	Put	50	6,625	2,650.00	7/31/20	30
E-Mini S&P 500 Future Option	Put	42	6,510	3,100.00	8/31/20	274
E-Mini S&P 500 Future Option	Put	50	7,125	2,850.00	8/31/20	155
E-Mini S&P 500 Future Option	Put	42	6,615	3,150.00	9/18/20	358

						$1,057

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks — 85.98%

	Bermuda — 0.19%

286,000	Alibaba Health Information Technology Ltd. (Health Care Technology) (a)	$841

2,515,733	Beijing Enterprises Water Group Ltd. (Water Utilities) (b)	987

		1,828

	Brazil — 3.78%

1,025,100	Ambev SA (Beverages)	2,666

39,400	B2W CIA Digital (Internet & Direct Marketing Retail) (a)	776

361,600	B3 SA – Brasil Bolsa Balcao (Capital Markets)	3,664

915,265	Banco Bradesco SA (Banks)	3,191

120,800	Banco do Brasil SA (Banks)	714

243,950	BB Seguridade Participacoes SA (Insurance)	1,224

108,500	BRF SA (Food Products) (a)	424

69,300	Centrais Electricas Brasileiras SA (Electric Utilities)	395

193,100	Companhia Siderurgica Nacional SA (CSN) (Metals & Mining)	379

538,600	Itau Unibanco Holding SA (Banks)	2,521

133,700	JBS SA (Food Products)	520

107,100	Klabin SA (Containers & Packaging)	400

55,965	Localiza Rent A Car SA (Road & Rail) (b)	421

190,740	Lojas Renner SA (Multiline Retail)	1,466

140,600	Magazine Luiza SA (Multiline Retail) (b)	1,853

184,600	Natura & Co. Holding SA (Personal Products) (a)	1,355

795,400	Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	3,268

182,440	Raia Drogasil SA (Food & Staples Retailing)	3,712

108,800	Rumo SA (Road & Rail) (a)	450

41,400	Suzano SA (Paper & Forest Products) (a)	280

260,400	Tim Participacoes SA (Wireless Telecommunication Services)	680

377,100	Vale SA (Metals & Mining)	3,879

144,700	WEG SA (Machinery)	1,347

		35,585

	Cayman Islands — 0.59%

14,000	AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	86

103,000	Anta Sports Products Ltd. (Textiles, Apparel & Luxury Goods) (b)	916

24,000	China Mengniu Dairy Co. Ltd. (Food Products)	92

750,000	Geely Automobile Holdings Ltd. (Automobiles) (b)	1,192

62,000	Kingsoft Corp. Ltd. (Software) (b)	290

22,000	New Oriental Education & Technology Group, Inc., ADR (Diversified Consumer Services) (a)	2,866

2,706	SINA Corp. (Interactive Media & Services) (a)	97

		5,539

	Chile — 0.50%

17,142	Banco de Credito e Inversiones SA (Banks)	583

293,158	Empresas CMPC SA (Paper & Forest Products)	583

Shares	Security Description	Value (000)

	Chile (continued)

6,534,380	Enel Americas SA (Electric Utilities)	$987

7,027,795	Enersis Chile SA (Electric Utilities)	526

634,167	S.A.C.I. Falabella (Multiline Retail)	2,008

		4,687

	China — 29.15%

263,765	360 Security Technology, Inc., Class – A (Software)	685

1,200	51Job, Inc., ADR (Professional Services) (a)	86

16,864	58.com, Inc., ADR (Interactive Media & Services) (a)	910

3,430,000	Agricultural Bank of China Ltd., H Shares (Banks)	1,388

75,400	Air China Ltd. - Class A (Airlines)	71

118,000	Air China Ltd. - Class H (Airlines)	71

56,000	AK Medical Holdings Ltd. (Health Care Equipment & Supplies) (b)	178

247,731	Alibaba Group Holding Ltd., ADR (Internet & Direct Marketing Retail) (a)	53,437

314,000	Aluminum Corp of China Ltd., H Shares (Metals & Mining) (a)	59

6,100	Autobio Diagnostics Co. Ltd., Class – A (Health Care Equipment & Supplies)	140

8,900	Autohome, Inc., ADR (Interactive Media & Services)	672

97,600	Avic Shenyang Aircraft Co. Ltd. (Aerospace & Defense)	454

148,500	BAIC Bluepark New Energy Technology Co. Ltd. (Automobiles) (a)	136

186,000	BAIC Motor Corp. Ltd. (Automobiles) (b)	81

34,632	Baidu, Inc., ADR (Interactive Media & Services) (a)	4,152

9,637,100	Bank of China Ltd., H Shares (Banks) (a)	3,570

3,165,000	Bank of Communications Co. Ltd., H Shares (Banks)	1,960

3,400	Baozun, Inc., ADR (Internet & Direct Marketing Retail) (a)	131

569,850	Beijing Dabeinong Technology Group Co. Ltd., Class – A (Food Products)	734

123,400	Beijing Shiji Information Technology Co. Ltd. (Software)	684

23,000	Beijing Tiantan Biological Products Corp. Ltd. (Biotechnology) (a)	148

5,127	Bilibili, Inc., ADR (Entertainment) (a)	237

122,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	110

36,500	BTG Hotels Group Co. Ltd. (Hotels, Restaurants & Leisure) (a)	80

109,053	BYD Co. Ltd. (Automobiles)	1,116

19,000	BYD Co. Ltd., H Shares (Automobiles)	148

115,500	BYD Electronic International Co. Ltd. (Communications Equipment)	267

44,100	Centre Testing International Group Co. Ltd. (Professional Services)	124

68,000	China Aoyuan Group Ltd. (Real Estate Management & Development)	83

432,000	China Cinda Asset Management Co. Ltd., H Shares (Capital Markets) (b)	85

75,100	China Communications Construction Co. Ltd. (Construction & Engineering)	78

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	China (continued)

806,000	China Communications Services Corp. Ltd., H Shares (Diversified Telecommunication Services)	$505

545,000	China Conch Venture Holdings Ltd. (Machinery)	2,313

15,868,350	China Construction Bank Corp., H Shares (Banks)	12,907

242,500	China COSCO Shipping Holdings Co. Ltd., H Shares (Marine) (a)	70

176,000	China Eastern Airlines Corp. Ltd. (Airlines) (a)	63

1,641,000	China Everbright Bank Co. Ltd., H Shares (Banks)	620

38,000	China Evergrande Group (Real Estate Management & Development)	99

174,000	China Galaxy Securities Co. Ltd., H Shares (Capital Markets) (a)	95

607,000	China Huarong Asset Management Co. Ltd., H (Capital Markets) (b)	61

50,800	China International Capital Corp. Ltd. (Capital Markets) (a)(b)	101

7,500	China International Travel Service Corp. Ltd. (Hotels, Restaurants & Leisure) (a)	164

1,387,000	China Life Insurance Co. Ltd., H Shares (Insurance)	2,799

22,400	China Literature Ltd. (Media) (a)(b)	152

27,000	China Merchants Bank Co. Ltd. (Banks)	129

597,500	China Merchants Bank Co. Ltd., H Shares (Banks)	2,769

56,106	China Mobile Ltd., ADR (Wireless Telecommunication Services)	1,887

576,000	China Mobile Ltd. (Wireless Telecommunication Services) (b)	3,890

285,000	China Molybdenum Co. Ltd. (Metals & Mining)	94

102,000	China National Building Material Co. Ltd., H Shares (Construction Materials) (b)	109

197,450	China Northern Rare Earth Group High-Tech Co. Ltd. (Metals & Mining) (a)	262

805,400	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	337

1,056,000	China Resources Cement Holdings Ltd. (Construction Materials) (b)	1,303

866,673	China Resources Land Ltd. (Real Estate Management & Development)	3,313

1,244,143	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	1,467

697,500	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	1,083

162,000	China Southern Airlines Co. Ltd., H Shares (Airlines)^ (a)	72

1,652,000	China Tower Corp. Ltd. (Diversified Telecommunication Services) (b)	294

38,000	China Transinfo Technology Co. Ltd. (IT Services) (a)	130

304,900	China Vanke Co. Ltd., H Shares (Real Estate Management & Development) (b)	973

12,400	Chongqing Brewery Co. Ltd. (Beverages)	128

Shares	Security Description	Value (000)

	China (continued)

485,000	Chongqing Rural Commercial Bank Co. Ltd., H Shares (Banks)	$192

13,500	Chongqing Zhifei Biological Products Co. Ltd. (Biotechnology) (a)	191

192,000	CIFI Holdings Group Co. Ltd. (Real Estate Management & Development)	151

29,100	CITIC Securities Co. Ltd. (Capital Markets)	100

48,500	CITIC Securities Co. Ltd., H Shares (Capital Markets)	93

2,508,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2,815

888,000	COSCO Shipping Holdings Co. Ltd. (Marine) (a)	437

2,410,000	Country Garden Holdings Co. (Real Estate Management & Development) (b)	2,989

204,678	Country Garden Services Holdings Co. Ltd., Series S (Commercial Services & Supplies) (b)	956

28,500	CSC Financial Co. Ltd. (Capital Markets)	158

73,400	Dongfang Electric Corp. Ltd. (Electrical Equipment)	92

54,240	East Money Information Co. Ltd. (Capital Markets)	155

162,500	ENN Energy Holdings Ltd. (Gas Utilities)	1,836

30,223	Eve Energy Co. Ltd. (Electrical Equipment)	206

85,400	Fangda Carbon New Material Co. Ltd. (Electrical Equipment) (a)	76

133,400	Focus Media Information Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	106

126,752	Foshan Haitian Flavouring & Food Co. Ltd. (Food Products)	2,232

25,400	Fujian Sunner Development Co. Ltd. (Food Products)	105

889,946	Fuyao Glass Industry Group Co. Ltd. (Auto Components) (a)	2,131

11,610	GDS Holdings Ltd., ADR (IT Services) (a)	925

78,000	Genscript Biotech Corp. (Life Sciences Tools & Services) (b)	161

85,000	GF Securities Co. Ltd., Class – H (Capital Markets)	92

91,500	Grandjoy Holdings Group Co. Ltd. (Real Estate Management & Development) (a)	66

164,500	Great Wall Motor Co. Ltd., H Shares (Automobiles)	104

43,000	Gree Electric Appliances, Inc. (Household Durables)	345

598,000	Guangzhou Automobile Group Co. Ltd., H Shares (Automobiles)	436

58,800	Guotai Junan Securities Co. Ltd. (Capital Markets) (b)	82

21,000	Haidilao International Holding Ltd. (Hotels, Restaurants & Leisure) (b)	89

45,900	Haitong Securities Co. Ltd. (Capital Markets)	82

88,400	Haitong Securities Co. Ltd., H Shares (Capital Markets)	72

16,600	Hefei Meiya Optoelectronic Technology, Inc. (Machinery)	124

45,000	Hengli Petrochemical Co. Ltd. (Chemicals)	89

6,800	Hithink Royalflush Information Network Co. Ltd. (Capital Markets)	129

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	China (continued)

54,000	Hua Hong Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)^ (a)(b)	$189

25,200	Huadong Medicine Co. Ltd. (Health Care Providers & Services)	90

59,000	Huatai Securities Co. Ltd., Class – H (Capital Markets) (b)	94

2,500	Huazhu Group Ltd., ADR (Hotels, Restaurants & Leisure)	88

4,100	Huya, Inc., ADR (Entertainment) (a)	77

100,900	Iflytek Co. Ltd. (Software)	537

8,309,440	Industrial & Commercial Bank of China Ltd., H Shares (Banks)	5,024

492,300	Inner Mongolia Baotou Steel Union Co. Ltd. (Metals & Mining)	75

245,200	Inner Mongolia Mengdian Huaneng Thermal Power Corp. (Independent Power and Renewable Electricity Producers)	86

23,184	Inspur Electronic Information Industry Co. Ltd. (Technology Hardware, Storage & Peripherals)	130

14,242	iQiyi, Inc., ADR (Entertainment) (a)	330

91,272	JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	5,493

1,180,000	Jiangsu Expressway Co. Ltd., H Shares (Transportation Infrastructure)	1,387

249,243	Jiangsu Hengrui Medicine Co. Ltd. (Pharmaceuticals)	3,257

271,600	Jiangxi Zhengbang Technology Co. Ltd. (Food Products)	674

98,300	Jinke Properties Group Co. Ltd. (Real Estate Management & Development) (a)	114

1,500	JOYY, Inc., ADR (Interactive Media & Services) (a)	133

14,100	Juewei Food Co. Ltd. (Food Products) (a)	141

376,000	Kaisa Group Holdings Ltd. (Real Estate Management & Development)	143

34,000	Kingboard Holdings Ltd. (Electronic Equipment, Instruments & Components)	89

277,000	Kingdee International Software Group Co. Ltd. (Software) (b)	648

600	Kweichow Moutai Co. Ltd. (Beverages)	125

139,000	Lee & Man Paper Manufacturing Ltd. (Paper & Forest Products)	76

46,500	Lens Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	185

278,500	LI Ning Co. Ltd. (Textiles, Apparel & Luxury Goods) (b)	892

256,319	Luxshare Precision Industry Co. Ltd. (Electrical Equipment)	1,875

113,500	Luye Pharma Group Ltd. (Pharmaceuticals) (b)	70

218,160	Meinian Onehealth Healthcare Holdings Co. Ltd. (Health Care Providers & Services) (a)	446

332,100	Meituan Dianping (Internet & Direct Marketing Retail) (a)	7,421

260,254	Midea Group Co. Ltd., Class – A (Household Durables)	2,206

22,923	Momo, Inc., ADR (Interactive Media & Services)	401

107,100	Muyuan Foodstuff Co. Ltd. (Food Products)	1,245

Shares	Security Description	Value (000)

	China (continued)

61,400	Nanji E-Commerce Co. Ltd. (Media)	$184

8,139	NetEase, Inc., ADR (Entertainment)	3,495

22,400	New China Life Insurance Co. Ltd., H Shares (Insurance) (b)	76

78,300	NIO, Inc., ADR (Automobiles) (a)	604

5,300	Noah Holdings Ltd., ADR (Capital Markets) (a)	135

150,400	Oceanwide Holdings Co. Ltd. (Real Estate Management & Development)	81

77,290	O-FILM Tech Co. Ltd. (Electronic Equipment, Instruments & Components) (a)	202

16,800	Ovctek China, Inc. (Health Care Equipment & Supplies)	165

74,400	Perfect World Co. Ltd., Class – A (Entertainment) (a)	609

2,764,000	PetroChina Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	924

18,965	Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)	1,628

1,438,655	Ping An Insurance Group Company of China Ltd. (Insurance)	14,341

230,400	Rongsheng Petro Chemical Co. Ltd., Class – A (Chemicals)	403

53,500	SDIC Capital Co. Ltd. (Capital Markets)	97

142,000	Seazen Group Ltd. (Real Estate Management & Development)	123

373,000	Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (a)	1,309

120,299	Shandong Buchang Pharmaceuticals Co. Ltd., Class – A (Pharmaceuticals)	491

26,900	Shandong Sinocera Functional Material Co. Ltd. (Chemicals)	128

136,100	Shanghai Electric Group Co. Ltd. (Electrical Equipment)	97

181,000	Shanghai Industrial Holdings Ltd. (Industrial Conglomerates)	280

1,141,900	Shanghai Pharmaceuticals Holding Co. Ltd., H Shares (Health Care Providers & Services)	1,920

43,600	Shanghai Zhangjiang High-Tech Park Development Co. (Real Estate Management & Development)	126

82,200	Shanxi Meijin Energy Co. Ltd. (Oil, Gas & Consumable Fuels) (a)	73

41,500	Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (Pharmaceuticals)	147

70,700	Shenzhen Kangtai Biological Products Co. Ltd. (Biotechnology)	1,621

32,900	Shenzhen Kingdom Sci-Tech Co. Ltd. (Software)	91

331,000	Shimao Property Holdings Ltd. (Real Estate Management & Development) (b)	1,415

26,100	Sichuan Kelun Pharmaceutical Co. Ltd. (Pharmaceuticals)	78

334,000	Sinopec Shanghai Petrochemical Co. Ltd., H Shares (Chemicals)	80

54,000	Sinotruk Hong Kong Ltd. (Machinery)	141

704,500	SOHO China Ltd. (Real Estate Management & Development) (a)	249

262,917	Songcheng Performance Development Co. Ltd., Class – A (Hotels, Restaurants & Leisure)	646

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	China (continued)

53,221	Spring Airlines Co. Ltd., Class – A (Airlines) (a)	$268

155,000	Sunac China Holdings Ltd. (Real Estate Management & Development) (b)	656

243,589	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	3,921

30,900	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class – A (Electronic Equipment, Instruments & Components)	132

52,122	TAL Education Group, ADR (Diversified Consumer Services) (a)	3,564

856,561	Tencent Holdings Ltd. (Interactive Media & Services) (b)	54,887

15,400	Tencent Music Entertainment Group, ADR (Entertainment) (a)	207

207,300	The Pacific Securities Co. Ltd. (Capital Markets) (a)	93

164,295	Tianqi Lithium Corp. (Chemicals) (a)	536

149,600	Toly Bread Co. Ltd. (Food Products)	1,078

83,200	Tonghua Dongbao Pharmaceutical Co. Ltd. (Pharmaceuticals)	206

89,000	Transfar Zhilian Co. Ltd. (Chemicals)	69

49,000	Trip.com Group Ltd., ADR (Internet & Direct Marketing Retail) (a)	1,270

22,100	Unisplendour Corp. Ltd., Class – A (Electronic Equipment, Instruments & Components) (a)	135

56,563	Vipshop Holdings Ltd., ADR (Internet & Direct Marketing Retail) (a)	1,126

269,675	Walvax Biotechnology Co Ltd., Class – A (Biotechnology)	1,995

72,200	Wangsu Science & Technology Co. Ltd., Class – A (IT Services)	87

8,500	Weibo Corp., ADR (Interactive Media & Services) (a)	286

50,500	Weichai Power Co. Ltd. (Machinery)	98

54,000	Weichai Power Co. Ltd. (Machinery)	102

20,760	Wens Foodstuffs Group Co. Ltd. (Food Products)	64

52,700	Wuhan Guide Infrared Co. Ltd. (Electronic Equipment, Instruments & Components)	219

4,800	Wuliangye Yibin Co. Ltd., Class – A (Beverages)	117

27,600	WUS Printed Circuit Kunshan Co. Ltd. (Electronic Equipment, Instruments & Components)	98

82,500	Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services)(a)(b)	1,515

170,000	Xiaomi Corp. (Technology Hardware, Storage & Peripherals) (a)(b)	282

51,700	Xinjiang Goldwind Science & Technology Co. Ltd. (Electrical Equipment)	73

13,950	Yealink Network Technology Corp. Ltd. (Communications Equipment)	135

61,000	Yihai International Holdings (Food Products)	629

54,600	Yintai Gold Co. Ltd. (Metals & Mining)	123

120,276	Yonyou Network Technology Co. Ltd. (Software)	754

297,830	Yunda Holding Co. Ltd. (Air Freight & Logistics)	1,034

Shares	Security Description	Value (000)

	China (continued)

204,000	Yuzhou Properties Co. Ltd. (Real Estate Management & Development) (b)	$89

4,926	Zai Lab Ltd., ADR (Biotechnology) (a)	405

28,000	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	676

13,440	Zhejiang Dingli Machinery Co. Ltd. (Machinery)	145

1,094,000	Zhejiang Expressway Co. Ltd., H Shares (Transportation Infrastructure)	777

48,300	Zhejiang Longsheng Group Co. Ltd. (Chemicals) (a)	88

61,300	Zhejiang Semir Garment Co. Ltd. (Textiles, Apparel & Luxury Goods)	61

8,200	Zhejiang Supor Co. Ltd. (Household Durables)	83

75,900	Zheshang Securities Co. Ltd. (Capital Markets)	107

29,200	ZhongAn Online P&C Insurance Co. Ltd. (Insurance) (a)(b)	146

15,300	Zhongji Innolight Co. Ltd. (Machinery) (a)	137

63,500	Zhongsheng Group Holdings Ltd. (Specialty Retail)	355

120,400	Zoomlion Heavy Industry Science & Technology Co. Ltd., H Shares (Machinery) (a)	93

170,500	ZTE Corp. (Communications Equipment) (a)	971

32,600	ZTE Corp., H Shares (Communications Equipment)	101

12,800	ZTO Express Cayman, Inc., ADR (Air Freight & Logistics)	470

		274,244

	Colombia — 0.17%

2,938,428	Ecopetrol SA (Oil, Gas & Consumable Fuels)	1,624

	Czech Republic — 0.02%

96,212	Moneta Money Bank A/S (Banks) (b)	218

	Egypt — 0.06%

146,596	Commercial International Bank Egypt SAE (Banks)	588

	Greece — 0.28%

192,661	Hellenic Telecommunication Organization SA (Diversified Telecommunication Services)	2,602

	Hong Kong — 2.05%

616,218	AIA Group Ltd. (Insurance)	5,767

3,310,000	Alibaba Pictures Group Ltd. (Entertainment) (a)	443

38,000	China Education Group Holdings Ltd. (Diversified Consumer Services)	61

1,550,182	China Everbright International Ltd. (Commercial Services & Supplies)	823

58,000	China Everbright Ltd. (Capital Markets)	85

2,202,000	China Jinmao Holdings Group Ltd. (Real Estate Management & Development) (b)	1,567

942,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	2,877

112,000	China State Construction International Holdings Ltd. (Construction & Engineering)	66

38,200	China Taiping Insurance Holdings Co. Ltd. (Insurance) (b)	62

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Hong Kong (continued)

180,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals) (b)	$341

1,172,000	Far East Horizon Ltd. (Diversified Financial Services) (b)	1,001

67,000	Fosun International Ltd. (Industrial Conglomerates)	86

62,400	Guangzhou R&F Properties Co. Ltd., H Shares (Real Estate Management & Development) (b)	73

179,000	Hengan International Group Co. Ltd. (Personal Products)	1,409

38,854	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	1,654

25,200	Hutchison China Meditech Ltd., ADR (Pharmaceuticals) (a)	695

88,500	Kingboard Laminates Holdings Ltd. (Electronic Equipment, Instruments & Components)	89

117,000	KWG Group Holdings Ltd. (Real Estate Management & Development)	199

124,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	69

490,000	Sino Biopharmaceutiical Ltd. (Pharmaceuticals)	923

678,000	Sino-Ocean Land Holdings Ltd. (Real Estate Management & Development)	163

4,500,000	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	807

		19,260

	Hungary — 0.34%

10,516	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels) (a)	62

50,547	OTP Bank Nyrt PLC (Banks) (a)	1,781

67,255	Richter Gedeon Nyrt (Pharmaceuticals)	1,398

		3,241

	India — 8.87%

530,383	Adani Ports and Special Economic Zone Ltd. (Transportation Infrastructure)	2,410

319,100	Ambuja Cements Ltd. (Construction Materials)	818

34,614	Aurobindo Pharma Ltd. (Pharmaceuticals) (b)	354

59,511	Avenue Supermarts Ltd. (Food & Staples Retailing) (a)(b)	1,827

387,549	Axis Bank Ltd. (Banks) (b)	2,097

56,393	Bajaj Auto Ltd. (Automobiles)	2,110

36,919	Bajaj Finance Ltd. (Consumer Finance) (b)	1,390

8,504	Bajaj Finserv Ltd. (Insurance)	659

183,570	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	910

8,842,285	Chennai Super Kings Cricket Ltd. (Entertainment) (a)(c)	—

513,160	Coal India Ltd. (Oil, Gas & Consumable Fuels)	907

108,557	Dr. Reddy’s Laboratories Ltd., ADR (Pharmaceuticals)	5,754

1,202	Eicher Motors Ltd. (Automobiles) (b)	292

479,732	GAIL India Ltd. (Gas Utilities)	653

133,690	HCL Technologies Ltd. (IT Services)	987

Shares	Security Description	Value (000)

	India (continued)

237,719	HDFC Bank Ltd. (Banks)	$3,341

58,783	Hero MotoCorp Ltd. (Automobiles)	1,987

455,722	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	10,597

1,001,014	ICICI Bank Ltd. (Banks)	4,668

389,156	Infosys Ltd. (IT Services)	3,783

830,343	ITC Ltd. (Tobacco) (b)	2,144

513,496	Mahindra & Mahindra Ltd. (Automobiles)	3,485

837,768	NTPC Ltd. (Independent Power and Renewable Electricity Producers) (b)	1,066

562,281	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	611

19,352	Pidilite Industries Ltd. (Chemicals)	352

400,537	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	9,111

136,393	Rural Electrification Corp. Ltd. (Diversified Financial Services)	196

5,607	Shree Cement Ltd. (Construction Materials) (b)	1,714

542,997	State Bank of India (Banks) (a)(b)	1,286

391,039	Tata Consultancy Services Ltd. (IT Services) (b)	10,764

38,270	Tata Motors Ltd. (Automobiles) (a)	50

274,732	Tata Steel Ltd. (Metals & Mining)	1,203

19,873	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	250

41,901	Ultra Tech Cement Ltd. (Construction Materials)	2,167

222,144	United Spirits Ltd. (Beverages) (a)	1,743

382,804	Vedanta Ltd. (Metals & Mining)	547

382,497	Wipro Ltd. (IT Services) (b)	1,117

22,406	ZEE Entertainment Enterprises Ltd. (Media) (b)	51

		83,401

	Indonesia — 1.46%

345,000	Indah Kiat Pulp & Paper TBK (Paper & Forest Products)	146

1,184,400	PT Astra International Tbk (Automobiles)	403

1,747,510	PT Bank Central Asia Tbk (Banks)	3,515

6,006,000	PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,289

1,875,600	PT Charoen Pokphand Indonesia Tbk (Food Products) (a)	739

436,600	PT Indocement Tunggal Prakarsa Tbk (Construction Materials) (a)	364

2,093,700	PT Indofood Sukses Makmur Tbk (Food Products) (a)	967

31,350,583	PT Kalbe Farma Tbk (Pharmaceuticals)	3,233

3,254,500	PT Perusahaan Gas Negara Tbk (Gas Utilities)	262

621,400	PT Semen Gresik (Persero) Tbk (Construction Materials)	424

9,855,550	PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services) (b)	2,122

251,300	PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	294

		13,758

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Luxembourg — 0.02%

1,000	Globant SA (Software) (a)	$150

	Malaysia — 1.33%

241,900	AMMB Holdings Berhad (Banks)	176

1,078,600	Dialog Group Berhad (Energy Equipment & Services)	915

281,400	Hartalega Holdings Berhad (Health Care Equipment & Supplies)	859

1,093,800	IHH Healthcare Berhad (Health Care Providers & Services)	1,411

2,223,000	IOI Corp. Berhad (Food Products)	2,259

146,614	Malayan Banking Berhad (Banks)	258

581,500	Maxis Berhad (Wireless Telecommunication Services) (b)	731

600,100	Press Metal Aluminum Holdings (Metals & Mining)	639

95,000	Public Bank Berhad (Banks)	367

994,000	Ql Resources Berhad (Food Products)	2,227

558,900	Sime Darby Berhad (Industrial Conglomerates)	282

817,800	Sime Darby Plantation Berhad (Food Products)	945

310,700	Top Glove Corp. Berhad (Health Care Equipment & Supplies)	1,173

1,566,312	YTL Corp. Berhad (Multi-Utilities)	305

		12,547

	Mexico — 1.79%

5,161,500	America Movil SAB de CV (Wireless Telecommunication Services)	3,313

2,686,000	CEMEX SAB de CV (Construction Materials)	757

386,200	Coca-Cola Femsa SAB de CV (Beverages)	1,691

573,300	Fibra Uno Amdinistracion SA (Equity Real Estate Investment Trusts) (b)	455

62,414	Fomento Economico Mexicano SAB de CV, ADR (Beverages)	3,870

121,430	Grupo Aeroportuario del Sureste SAB de CV, Class – B (Transportation Infrastructure)(a)	1,356

363,500	Grupo Bimbo SAB de CV, Series A (Food Products)	609

315,800	Grupo Financiero Banorte SAB de CV (Banks) (a)	1,096

724,545	Grupo Mexico SAB de CV, Series B (Metals & Mining)	1,685

255,700	Grupo Televisa SAB de CV (Media) (a)	269

576,600	Kimberly-Clark de Mexico SAB de CV, A Shares (Household Products)	900

585,425	Orbia Advance Corp SAB de CV (Chemicals)	866

		16,867

	Peru — 0.44%

74,356	Compania de Minas Buenaventura SA, ADR (Metals & Mining)	680

25,209	Credicorp Ltd. (Banks)	3,369

700	Credicorp Ltd. (Banks)	94

		4,143

	Philippines — 0.93%

1,181,140	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates) (b)	1,081

Shares	Security Description	Value (000)

	Philippines (continued)

719,500	Aboitiz Power Corp. (Independent Power and Renewable Electricity Producers)	$391

2,129,373	Metropolitan Bank & Trust Co. (Banks)	1,591

17,765	PLDT, Inc. (Wireless Telecommunication Services)	442

278,395	SM Investments Corp. (Industrial Conglomerates) (a)	5,288

		8,793

	Poland — 0.27%

124,320	Bank Pekao SA (Banks) (b)	1,705

3,287	CD Projekt SA (Entertainment) (a)	331

3,670	KGHM Polska Miedz SA (Metals & Mining) (a)	85

42,368	Powszechny Zaklad Ubezpieczen SA (Insurance) (b)	312

85,078	Telekomunikacja Polska SA (Diversified Telecommunication Services) (a)	135

		2,568

	Qatar — 0.45%

1,111,074	Industries Qatar QSC (Industrial Conglomerates)	2,355

125,342	Mesaieed Petrochemical Holding Co. (Chemicals)	70

277,120	Qatar National Bank (Banks)	1,329

427,550	The Commercial Bank of Qatar QSC (Banks)	446

		4,200

	Russia — 2.23%

280,855	Gazprom PJSC, ADR (Oil, Gas & Consumable Fuels)	1,517

939,810	Gazprom PJSC (Oil, Gas & Consumable Fuels)	2,565

63,788	LUKOIL (Oil, Gas & Consumable Fuels)	4,757

29,660	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	2,205

14,664	Novatek OAO, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	2,079

201,637	Sberbank of Russia PJSC, ADR (Banks) (a)	2,292

113,164	Severstal, Registered Shares, GDR (Metals & Mining)	1,369

55,190	Tatneft PJSC, Class – S (Oil, Gas & Consumable Fuels)	432

2,118,666	The Moscow Exchange (Capital Markets)	3,381

814,600,000	VTB Bank PJSC (Banks) (a)	402

		20,999

	Saudi Arabia — 1.53%

63,145	Advanced Petrochemical Co. (Chemicals)	900

149,250	Al Rajhi Bank (Banks)	2,256

77,181	Banque Saudi Fransi (Banks)	590

16,955	Bupa Arabia For Cooperative Insurance Co. (Insurance)	494

88,057	Dar Al Arkan Real Estate Development Co. (Real Estate Management & Development) (a)	167

205,974	Emaar Economic City (Real Estate Management & Development) (a)	375

15,003	Etihad Etisalat Co. (Wireless Telecommunication Services) (a)	107

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Saudi Arabia (continued)

166,492	National Commercial Bank (Banks)	$1,661

172,781	Riyad Bank (Banks)	779

46,591	Sahara International Petrochemical Co. (Chemicals)	180

59,797	Saudi Arabian Fertilizer Co. (Chemicals)	1,191

98,341	Saudi Arabian Mining Co. (Metals & Mining) (a)	922

78,058	Saudi Basic Industries Corp. (Chemicals)	1,839

31,231	Saudi Industrial Investment Group (Chemicals)	169

127,544	Saudi Kayan Petrochemical Co. (Chemicals) (a)	280

62,907	Saudi Telecom Co. (Diversified Telecommunication Services)	1,667

71,146	The Saudi British Bank (Banks)	434

37,378	The Savola Group (Food Products)	421

		14,432

	South Africa — 4.52%

8,100	Absa Group Ltd. (Banks)	40

26,243	Anglo American Platinum Ltd. (Metals & Mining)	1,911

84,699	AngloGold Ashanti Ltd. (Metals & Mining)	2,494

11,124	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals) (a)	92

69,391	Bid Corp. Ltd. (Food & Staples Retailing)	1,140

6,139	Bidvest Group Ltd. (Industrial Conglomerates)	50

262,283	Clicks Group Ltd. (Food & Staples Retailing)	3,182

346,912	Discovery Ltd. (Insurance) (b)	2,096

109,992	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels) (b)	831

1,015,242	FirstRand Ltd. (Diversified Financial Services) (b)	2,233

23,283	Gold Fields Ltd. (Metals & Mining) (b)	220

625,187	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts)	483

3,537	Kumba Iron Ore Ltd. (Metals & Mining)	95

628,024	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)	605

542,500	Momentum Metropolitan Holdings (Insurance) (b)	552

8,188	Mr. Price Group Ltd. (Specialty Retail)	68

286,830	MTN Group Ltd. (Wireless Telecommunication Services)	879

79,012	MultiChoice Group Ltd. (Media) (a)	483

111,694	Naspers Ltd. (Media)	20,538

5,586	Nedbank Group Ltd. (Banks) (b)	33

65,767	Old Mutual Ltd. (Insurance)	46

5,531	PSG Group Ltd. (Diversified Financial Services)	51

43,185	Rand Merchant Investment Holdings Ltd. (Insurance)	73

7,269	Remgro Ltd. (Diversified Financial Services)	42

16,089	Sanlam Ltd. (Insurance) (b)	55

88,600	Sasol Ltd. (Chemicals) (a)	681

9,822	Shoprite Holdings Ltd. (Food & Staples Retailing)	60

Shares	Security Description	Value (000)

	South Africa (continued)

559,980	Sibanye Stillwater Ltd. (Metals & Mining) (a)	$1,216

368,878	Standard Bank Group Ltd. (Banks)	2,227

22,743	Woolworths Holdings Ltd. (Multiline Retail) (b)	43

		42,519

	South Korea — 9.54%

15,041	AmorePacific Corp. (Personal Products)	2,104

7,018	Celltrion Healthcare Co. Ltd. (Health Care Providers & Services) (a)	636

13,060	Celltrion, Inc. (Biotechnology) (a)	3,342

4,889	CJ Cheiljedang Corp. (Food Products)	1,335

3,672	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Machinery) (a)	84

10,846	Dongbu Insurance Co. Ltd. (Insurance) (b)	389

7,304	E-Mart Co. Ltd. (Food & Staples Retailing)	646

7,366	Fila Korea Ltd. (Textiles, Apparel & Luxury Goods)	217

30,590	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	927

46,765	Hana Financial Group, Inc. (Banks)	1,064

2,925	Hankook Tire & Technology Co. Ltd. (Auto Components)	61

206,795	Hanon Systems (Auto Components)	1,567

3,778	Helixmith Co. Ltd. (Biotechnology) (a)	194

3,283	HLB, Inc. (Leisure Products) (a)	254

5,698	Hotel Shilla Co. Ltd. (Specialty Retail)	339

23,284	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	645

8,959	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	172

9,975	Hyundai Mobis Co. Ltd. (Auto Components)	1,601

14,665	Hyundai Motor Co. Ltd. (Automobiles)	1,205

42,225	Industrial Bank of Korea (Banks)	287

70,198	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	1,265

48,138	KB Financial Group, Inc. (Banks) (b)	1,363

39,491	Kia Motors Corp. (Automobiles)	1,067

52,858	Korea Electric Power Corp. (Electric Utilities) (a)	862

9,376	Korea Shipbuilding & Offshore Engineering Co. Ltd. (Machinery) (a)	690

34,183	KT&G Corp. (Tobacco) (b)	2,232

6,700	Kumho Petro Chemical Co. Ltd. (Chemicals)	419

35,797	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components) (a)	343

630	LG Household & Health Care Ltd. (Personal Products)	706

849	LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)	125

87,500	Mirae Asset Daewoo Co. Ltd. (Capital Markets)	491

16,768	Naver Corp. (Interactive Media & Services)	3,773

6,892	NCsoft Corp. (Entertainment)	5,127

88,865	Pan Ocean Co. Ltd. (Marine) (a)	284

14,689	POSCO (Metals & Mining)	2,140

6,713	POSCO Chemical Co. Ltd. (Construction Materials)	424

9,828	Posco International Corp. (Trading Companies & Distributors)	115

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	South Korea (continued)

2,753	Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(b)	$1,786

16,220	Samsung Card Co. Ltd. (Consumer Finance)	371

6,353	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	689

559,687	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	24,776

54,624	Samsung Engineering Co. Ltd. (Construction & Engineering) (a)(b)	563

20,768	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	3,054

4,798	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,467

204,503	Shinhan Financial Group Co. Ltd. (Banks)	4,942

139,769	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	9,979

12,467	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	1,378

12,594	SK Telecom Co. Ltd., ADR (Wireless Telecommunication Services)	243

3,693	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	651

15,050	Woongjin Coway Co. Ltd. (Household Durables)	910

57,981	Woori Financial Group, Inc. (Banks)	427

		89,731

	Taiwan — 10.71%

41,000	Airtac International Group (Machinery)	725

979,672	ASE Technology Holding Co. Ltd., Class – H (Semiconductors & Semiconductor Equipment)	2,257

787,971	Asia Cement Corp. (Construction Materials)	1,169

82,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	603

30,000	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	227

719,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	826

135,049	Chicony Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	392

5,034,000	China Development Financial Holding Corp. (Banks)	1,619

307,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	1,220

1,359,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	890

1,972,958	E.Sun Financial Holding Co. Ltd. (Banks)	1,869

42,000	ECLAT Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	489

454,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	1,049

539,000	Formosa Taffeta Co. Ltd. (Textiles, Apparel & Luxury Goods)	668

2,143,996	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	3,202

39,000	Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	537

58,700	Highwealth Construction Corp. (Real Estate Management & Development)	87

Shares	Security Description	Value (000)

	Taiwan (continued)

100,340	Hiwin Technologies Corp. (Machinery)	$1,006

1,201,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	3,527

399,000	Innolux Corp. (Electronic Equipment, Instruments & Components)	108

625,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	534

43,066	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	5,990

515,554	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	812

390,435	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	7,722

2,724,477	Mega Financial Holding Co. Ltd. (Banks)	2,866

58,000	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)(b)	121

52,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	404

497,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	1,084

99,620	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	98

150,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	548

1,963,706	President Enterprises Corp. (Food Products)	4,760

645,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	1,561

179,280	Ruentex Development Co. Ltd. (Real Estate Management & Development)	312

859,457	Standard Foods Corp. (Food Products)	1,840

637,900	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	904

1,410,189	Taiwan Cement Corp. (Construction Materials)	2,053

249,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	934

3,724,436	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	39,787

459,000	Tatung Co. Ltd. (Household Durables) (a)	328

176,243	The Shanghai Commercial & Savings Bank Ltd. (Banks)	273

39,000	Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	238

42,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	429

238,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	109

1,094,155	Wistron Corp. (Technology Hardware, Storage & Peripherals)	1,336

686,400	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	916

29,000	Yageo Corp. (Electronic Equipment, Instruments & Components)	378

3,262,000	Yuanta Financial Holding Co. Ltd. (Capital Markets)	1,942

		100,749

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2020

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Thailand — 1.67%

254,800	Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)	$1,534

379,300	Airports of Thailand PCL (Transportation Infrastructure)	747

12,200	Bangkok Bank Public Co. Ltd. – Foreign Registered Shares (Banks)	43

16,300	Bangkok Bank Public Co. Ltd. – NVDR (Banks)	57

691,100	Berli Jucker PCL (Food & Staples Retailing)	888

3,111,600	BTS Group Holdings PCL (Road & Rail)	1,144

171,633	Central Retail Corp.-Local (Multiline Retail) (a)	184

276,000	Delta Electronics Public Co. Ltd. – NVDR (Electronic Equipment, Instruments & Components)	1,575

688,700	Energy Absolute PCL (Independent Power and Renewable Electricity Producers)	881

2,075,000	Gulf Energy Development PCL (Independent Power and Renewable Electricity Producers)	2,548

89,800	Indorama Ventures PCL – NVDR (Chemicals)	81

485,391	Kasikornbank Public Co. Ltd. (Banks)	1,472

3,072,800	Krung Thai Bank Public Co. Ltd., Registered Shares (Banks)	1,027

682,900	Minor International PCL (Hotels, Restaurants & Leisure) (a)	451

123,100	Muangthai Capital PCL (Consumer Finance)	209

429,142	PTT Chemical Public Co. Ltd. (Chemicals)	649

406,375	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	1,222

361,600	Siam Commercial Bank Public Co. Ltd. – NVDR (Banks)	852

98,100	Thai Oil Public Co. Ltd. (Oil, Gas & Consumable Fuels)	142

		15,706

	Turkey — 0.46%

86,765	Aselsan Elektronik Sanayi VE Ticaret A/S (Aerospace & Defense)	409

39,242	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	390

2,970,318	Enka Insaat ve Sanayi A/S (Industrial Conglomerates)	2,679

68,200	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining) (a)	86

1	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class – D (Metals & Mining)	—

117,930	TAV Havalimanlari Holding A/S (Transportation Infrastructure)	335

40,398	Turk Hava Yollari Anonim Ortakligi A/S (Airlines) (a)	74

167,030	Turkcell Iletisim Hizmetleri A/S (Wireless Telecommunication Services)	399

		4,372

	United Arab Emirates — 0.23%

193,132	Abu Dhabi Commercial Bank PJSC (Banks)	262

488,800	Dubai Islamic Bank PJSC (Banks)	510

Shares	Security Description	Value (000)

	United Arab Emirates (continued)

452,292	First Abu Dhabi Bank PJSC (Banks)	$1,403

		2,175

	United Kingdom — 1.61%

518,581	Antofagasta PLC (Metals & Mining)	6,001

133,040	Mondi PLC (Paper & Forest Products)	2,498

123,943	Unilever PLC (Personal Products)	6,685

		15,184

	United States — 0.79%

26	Legend Biotech Corp., ADR (Biotechnology) (a)	1

1,077	MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	1,062

6,800	Southern Copper Corp. (Metals & Mining)	270

126,576	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	6,085

		7,418

	Total Common Stocks	809,128

	Preferred Stocks — 0.83%

	Brazil — 0.41%

532,620	Banco Bradesco SA – Preferred (Banks) (b)	2,027

13,100	Braskem SA – Preferred, Class – A (Chemicals)	56

294,812	Companhia Energetica de Minas Gerais SA – Preferred (Electric Utilities)	598

24,400	Gerdau SA – Preferred (Metals & Mining)	72

139,733	Lojas Americanas SA – Preferred (Multiline Retail) (b)	826

76,600	Petroleo Brasileiro SA – Preferred (Oil, Gas & Consumable Fuels)	304

		3,883

	Chile — 0.02%

5,610	Sociedad Quimica y Minera de Chile SA – Preferred, B Shares (Chemicals)	146

	South Korea — 0.40%

5,056	Hyundai Motor Co. Ltd. – Preferred (Automobiles)	234

7,683	Hyundai Motor Co. Ltd. 2nd – Preferred (Automobiles)	367

81,869	Samsung Electronics Co. Ltd. – Preferred (Technology Hardware, Storage & Peripherals)	3,190

		3,791

	Total Preferred Stocks	7,820

	Rights — 0.00%

	Thailand — 0.00%

83,280	Minor International PCL (Hotels, Restaurants & Leisure) (a)	4

	Total Rights	4

	Warrant — 0.00%

	Thailand — 0.00%

311,160	BTS Group Holdings PCL (Road & Rail)	11

	Total Warrant	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Value (000)

	U.S. Treasury Obligations — 0.19%

$260	U.S. Treasury Bill, 0.13%, 9/10/20 (d)(e)	$260

51	U.S. Treasury Bill, 0.16%, 12/31/20 (d)(e)	51

1,521	U.S. Treasury Bill, 0.16%, 2/25/21 (d)(e)	1,519

	Total U.S. Treasury Obligations	1,830

Shares

	Investment Companies — 11.46%

12,629	Federated Treasury Obligations Fund, Institutional Shares, 0.10%^^ (f)	$13

107,834,939	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.09% (f)	107,835

	Total Investment Companies	107,848

	Purchased Options on Futures — 0.07%
	Total Purchased Options on Futures	671

	Total Investments (cost $867,347) — 98.53%	927,312
	Other assets in excess of liabilities — 1.47%	13,859

	Net Assets — 100.00%	$941,171

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2020. The total value of securities on loan as of June 30, 2020, was $84 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2020.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2020.

(d)	The rate disclosed represents effective yield at purchase.

(e)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(f)	The rate disclosed is the rate in effect on June 30, 2020.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non-Voting Depository Receipt

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Emerging Markets Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	RBC Global Asset Management (UK) Limited	Total
Common Stocks	66.10%	—	19.88%	85.98%
Preferred Stocks	0.83%	—	—	0.83%
Rights	0.00%	—	—	0.00%
Warrant	0.00%	—	—	0.00%
U.S. Treasury Obligations	0.19%	—	—	0.19%
Investment Companies	1.17%	10.20%	0.09%	11.46%
Purchased Options on Futures	—	0.07%	—	0.07%
Other Assets (Liabilities)	0.35%	1.19%	-0.07%	1.47%

Total Net Assets	68.64%	11.46%	19.90%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI Emerging Markets Index Future	2,139	9/18/20	$105,421	$1,316

			$105,421	$1,316

	Total Unrealized Appreciation			$1,316
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$1,316

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	54	$7,992	$2,960.00	7/31/20	$(136)
E-Mini S&P 500 Future Option	Put	30	3,465	2,310.00	7/31/20	(5)
E-Mini S&P 500 Future Option	Put	65	7,313	2,250.00	7/31/20	(10)
E-Mini S&P 500 Future Option	Put	27	3,308	2,450.00	7/31/20	(7)
E-Mini S&P 500 Future Option	Put	60	7,650	2,550.00	8/31/20	(69)
E-Mini S&P 500 Future Option	Put	54	7,884	2,920.00	8/31/20	(208)
E-Mini S&P 500 Future Option	Put	27	3,510	2,600.00	8/31/20	(37)
E-Mini S&P 500 Future Option	Put	27	3,173	2,350.00	8/31/20	(16)
E-Mini S&P 500 Future Option	Put	54	7,763	2,875.00	9/18/20	(229)
E-Mini S&P 500 Future Option	Put	28	3,430	2,450.00	9/18/20	(34)

						$(751)

Exchanged-traded options on futures contacts purchased as of June 30, 2020 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	27	$4,253	$3,150.00	7/31/20	$154
E-Mini S&P 500 Future Option	Put	30	3,975	2,650.00	7/31/20	18
E-Mini S&P 500 Future Option	Put	30	4,275	2,850.00	8/31/20	93
E-Mini S&P 500 Future Option	Put	27	4,185	3,100.00	8/31/20	176
E-Mini S&P 500 Future Option	Put	27	4,253	3,150.00	9/18/20	230

						$671

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Asset Backed Securities — 0.40%

$35	Ally Auto Receivables Trust, Series 2019-2, Class – A4, Callable 3/15/23 @ 100.00	2.26		8/15/24	$37

25	CarMax Auto Owner Trust, Series 2017-2, Class – A4, Callable 6/15/21 @ 100.00	2.25		9/15/22	25

100	Citibank Credit Card Issuance Trust, Series 2014-A5, Class – A5	2.68		6/7/23	102

18	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class – A3, Callable 5/16/22 @ 100.00	3.02		5/16/23	18

15	Hyundai Auto Receivables Trust, Series 2019-B, Class – A3, Callable 12/15/23 @ 100.00	1.94		2/15/24	15

25	Nissan Auto Receivables Owner Trust, Series 2019-A, Class – A3, Callable 4/15/23 @ 100.00	2.90		10/16/23	26

25	Toyota Auto Receivables Owner Trust, Series 2018-A, Class – A4, Callable 1/15/22 @ 100.00	2.52		5/15/23	26

18	World Financial Network Credit Card Master Trust, Series 2016-A, Class – A	2.03		4/15/25	18

	Total Asset Backed Securities				267

	Collateralized Mortgage Obligations — 1.70%

20	Bank, Series 2019-BN21, Class – A5	2.85		10/15/52	22

40	Bank, Series 2017-BNK8, Class – A3	3.23		11/15/50	44

25	Bank, Series 2017-BNK9, Class – ASB	3.47		11/15/54	27

10	Benchmark Mortgage Trust, Series 2019-B9, Class – A5	4.02		3/15/52	12

25	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class – A4	2.88		2/10/48	26

15	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class – AS	2.92		2/15/53	16

10	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class – A4	3.10		12/15/72	11

20	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class – A5	3.14		2/10/48	21

25	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class – A4	3.31		4/10/49	27

25	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class – A4	3.62		7/10/47	27

25	Commercial Mortgage Trust, Series 2015-LC19, Class – A4	3.18		2/10/48	27

20	Commercial Mortgage Trust, Series 2015-DC1, Class – A5	3.35		2/10/48	22

25	Commercial Mortgage Trust, Series 2013-CR8, Class – A5	3.61	(a)	6/10/46	27

25	Commercial Mortgage Trust, Series 2014-UBS3, Class – A4	3.82		6/10/47	27

25	Commercial Mortgage Trust, Series 2013-CR11, Class – B	5.28	(a)	8/10/50	27

10	Fannie Mae-ACES, Series 2015-M8, Class – A2	2.90	(a)	1/25/25	11

25	Fannie Mae-ACES, Series 2016-M1, Class – A2	2.94	(a)	1/25/26	28

25	Fannie Mae-ACES, Series 2018-M1, Class – A2	3.08	(a)	12/25/27	28

29	Fannie Mae-ACES, Series 2014-M9, Class – A2	3.10	(a)	7/25/24	32

25	Fannie Mae-ACES, Series 2017-M12, Class – A2	3.18	(a)	6/25/27	28

20	Fannie Mae-ACES, Series 2019-M5, Class – A2	3.27		1/25/29	23

25	Fannie Mae-ACES, Series 2018-M10, Class – A2	3.50	(a)	7/25/28	29

25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class – A2	2.31		8/25/22	26

34	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K726, Class – A2	2.91		7/25/49	35

7	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class – A1	3.02		2/25/23	7

30	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class – A2	3.06	(a)	7/25/23	32

19	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K716, Class – A2	3.13		6/25/21	19

25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K052, Class – A2	3.15		11/25/25	28

50	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K091, Class – A2	3.51		3/25/29	59

25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K082, Class – A2	3.92	(a)	9/25/28	30

25	GS Mortgage Securities Trust, Series 2017-GS5, Class – A2	3.22		3/10/50	25

50	GS Mortgage Securities Trust, Series 2018-GS9, Class – A4	3.99	(a)	3/10/51	57

25	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class – A5	3.64		11/15/47	27

50	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class – A3	3.14		12/15/49	53

18	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-C8, Class – A3	2.83		10/15/45	19

25	Morgan Stanley BAML Trust, Series 2013-C9, Class – AS	3.46		5/15/46	26

25	Morgan Stanley BAML Trust, Series 2014-C19, Class – A4	3.53		12/15/47	27

25	Morgan Stanley BAML Trust, Series 2017-C33, Class – A5	3.60		5/15/50	28

25	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class – A4	3.06		10/10/48	27

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Collateralized Mortgage Obligations (continued)

$25	UBS Commercial Mortgage Trust, Series 2018-C12, Class – A5	4.30	8/15/51	$30

25	Wells Fargo Commercial Mortgage Trust, Series 2018-C47, Class – A4	4.44	9/15/61	30

	Total Collateralized Mortgage Obligations			1,127

	U.S. Government Agency Mortgages — 20.35%

26	Fannie Mae, Pool #AS2673	2.00	5/1/29	27

20	Fannie Mae, Pool #BD8046	2.50	9/1/31	21

24	Fannie Mae, Pool #MA3902	2.50	12/1/49	25

24	Fannie Mae, Pool #MA1277	2.50	12/1/27	25

17	Fannie Mae, Pool #AS4946	2.50	5/1/30	18

22	Fannie Mae, Pool #MA3827	2.50	11/1/34	23

32	Fannie Mae, Pool #AU6677	2.50	9/1/28	34

16	Fannie Mae, Pool #MA3154	2.50	10/1/32	17

27	Fannie Mae, Pool #AB7391	2.50	12/1/42	28

31	Fannie Mae, Pool #BC9041	2.50	11/1/31	32

16	Fannie Mae, Pool #MA2789	2.50	10/1/36	16

24	Fannie Mae, Pool #MA3930	2.50	2/1/35	25

22	Fannie Mae, Pool #MA3765	2.50	9/1/49	23

47	Fannie Mae, Pool #AP4742	2.50	8/1/27	49

23	Fannie Mae, Pool #MA3833	2.50	11/1/49	24

17	Fannie Mae, Pool #MA3246	2.50	1/1/33	18

26	Fannie Mae, Series 2015-M1, Class A2	2.53	9/25/24	28

22	Fannie Mae, Pool #BO3192	3.00	10/1/49	23

35	Fannie Mae, Pool #BC4764	3.00	10/1/46	37

53	Fannie Mae, Pool #AS0302	3.00	8/1/43	57

21	Fannie Mae, Pool #BO2201	3.00	9/1/49	22

16	Fannie Mae, Pool #MA3339	3.00	4/1/33	17

21	Fannie Mae, Pool #AZ2936	3.00	9/1/45	22

25	Fannie Mae, Pool #AS5977	3.00	10/1/30	26

33	Fannie Mae, Pool #AS7908	3.00	9/1/46	35

37	Fannie Mae, Pool #BD2446	3.00	1/1/47	39

18	Fannie Mae, Pool #FM1299	3.00	7/1/49	19

47	Fannie Mae, Pool #AT0682	3.00	4/1/43	50

22	Fannie Mae, Pool #FM2132	3.00	1/1/50	23

18	Fannie Mae, Pool #MA2863	3.00	1/1/47	19

20	Fannie Mae, Pool #BN7703	3.00	8/1/49	21

75	Fannie Mae, Pool #AO0752	3.00	4/1/42	80

18	Fannie Mae, Pool #MA3237	3.00	1/1/48	19

40	Fannie Mae, Pool #AQ7920	3.00	12/1/42	43

42	Fannie Mae, Pool #AK0006	3.00	1/1/27	44

16	Fannie Mae, Pool #MA3127	3.00	9/1/37	17

65	Fannie Mae, Pool #AB7099	3.00	11/1/42	69

22	Fannie Mae, Pool #MA3831	3.00	11/1/39	23

20	Fannie Mae, Pool #AL9263	3.00	10/1/46	22

25	Fannie Mae, Pool #FM1585	3.00	9/1/49	26

24	Fannie Mae, Pool #MA3905	3.00	1/1/50	25

24	Fannie Mae, Pool #MA3937	3.00	2/1/50	25

25	Fannie Mae, Pool #MA4048	3.00	6/1/50	26

22	Fannie Mae, Pool #MA3834	3.00	11/1/49	23

50	Fannie Mae, Pool #AB8897	3.00	4/1/43	53

22	Fannie Mae, Pool #AU3353	3.00	8/1/43	24

18	Fannie Mae, Pool #MA3691	3.00	7/1/49	19

21	Fannie Mae, Pool #FM1370	3.00	4/1/46	22

17	Fannie Mae, Pool #MA2897	3.00	2/1/37	18

20	Fannie Mae, Pool #AS8074	3.00	10/1/46	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$24	Fannie Mae, Pool #CA5423	3.00	3/1/50	$26

23	Fannie Mae, Pool #MA3871	3.00	12/1/49	24

14	Fannie Mae, Pool #BH8817	3.00	10/1/47	15

21	Fannie Mae, Pool #AS8414	3.00	11/1/46	22

42	Fannie Mae, Pool #MA2246	3.00	4/1/30	44

36	Fannie Mae, Pool #AL9865	3.00	2/1/47	38

43	Fannie Mae, Pool #AY2961	3.00	5/1/45	46

18	Fannie Mae, Pool #MA1307	3.00	1/1/33	20

17	Fannie Mae, Pool #BD5545	3.00	10/1/46	18

17	Fannie Mae, Pool #AS8739	3.00	2/1/37	19

12	Fannie Mae, Pool #MA2523	3.00	2/1/36	13

12	Fannie Mae, Pool #MA2416	3.00	10/1/35	13

35	Fannie Mae, Pool #BC9003	3.00	11/1/46	37

17	Fannie Mae, Pool #AL9996	3.00	4/1/32	19

72	Fannie Mae, Pool #AS8483	3.00	12/1/46	76

24	Fannie Mae, Pool #MA3890	3.00	1/1/40	25

20	Fannie Mae, Pool #MA3774	3.00	9/1/49	21

14	Fannie Mae, Pool #890566	3.00	12/1/43	15

34	Fannie Mae, Pool #AS8276	3.00	11/1/46	36

9	Fannie Mae, Pool #AO7628	3.00	6/1/27	9

20	Fannie Mae, Pool #MA3377	3.00	5/1/48	21

23	Fannie Mae, Pool #AB2047	3.00	1/1/26	24

42	Fannie Mae, Pool #MA3802	3.00	10/1/49	45

19	Fannie Mae, Pool #MA3744	3.00	8/1/49	20

25	Fannie Mae, Pool #BP1932	3.00	4/1/50	26

18	Fannie Mae, Pool #MA3057	3.50	7/1/47	19

29	Fannie Mae, Pool #MA3026	3.50	6/1/47	31

37	Fannie Mae, Pool #AB5511	3.50	7/1/42	39

14	Fannie Mae, Pool #AJ1886	3.50	3/1/42	15

18	Fannie Mae, Pool #BM2000	3.50	5/1/49	19

18	Fannie Mae, Pool #AS0024	3.50	7/1/43	19

17	Fannie Mae, Pool #MA3148	3.50	10/1/47	18

17	Fannie Mae, Pool #MA3305	3.50	3/1/48	18

33	Fannie Mae, Pool #MA3182	3.50	11/1/47	34

19	Fannie Mae, Pool #FM1566	3.50	11/1/48	21

18	Fannie Mae, Pool #FM1001	3.50	11/1/48	20

25	Fannie Mae, Pool #AZ0862	3.50	7/1/45	27

19	Fannie Mae, Pool #MA3210	3.50	12/1/49	21

14	Fannie Mae, Pool #MA3637	3.50	4/1/49	15

10	Fannie Mae, Pool #AS5596	3.50	8/1/45	11

14	Fannie Mae, Pool #MA3494	3.50	10/1/48	14

13	Fannie Mae, Pool #MA3614	3.50	3/1/49	14

17	Fannie Mae, Pool #BK9038	3.50	10/1/33	18

39	Fannie Mae, Pool #AS4771	3.50	4/1/45	42

30	Fannie Mae, Pool #MA3520	3.50	10/1/48	31

36	Fannie Mae, Pool #BJ4916	3.50	3/1/48	38

32	Fannie Mae, Pool #AS4772	3.50	4/1/45	34

38	Fannie Mae, Pool #MA2125	3.50	12/1/44	40

21	Fannie Mae, Pool #MA3835	3.50	11/1/49	22

29	Fannie Mae, Pool #MA1980	3.50	8/1/44	31

22	Fannie Mae, Pool #BC1158	3.50	2/1/46	24

11	Fannie Mae, Pool #BA1893	3.50	8/1/45	12

26	Fannie Mae, Pool #AS7491	3.50	7/1/46	28

33	Fannie Mae, Pool #MA3243	3.50	1/1/38	35

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$13	Fannie Mae, Pool #MA3597	3.50	2/1/49	$14

18	Fannie Mae, Pool #BJ3716	3.50	12/1/47	19

25	Fannie Mae, Pool #BP1947	3.50	4/1/50	26

17	Fannie Mae, Pool #BM1568	3.50	7/1/47	19

14	Fannie Mae, Pool #BM5485	3.50	2/1/49	15

17	Fannie Mae, Pool #ZM4908	3.50	11/1/47	18

17	Fannie Mae, Pool #MA3663	3.50	5/1/49	18

14	Fannie Mae, Pool #MA3059	3.50	7/1/37	15

18	Fannie Mae, Pool #MA3775	3.50	9/1/49	19

29	Fannie Mae, Pool #BC2926	3.50	3/1/46	30

24	Fannie Mae, Pool #BA3123	3.50	2/1/46	26

24	Fannie Mae, Pool #AS7388	3.50	6/1/46	25

23	Fannie Mae, Pool #MA3906	3.50	1/1/50	24

16	Fannie Mae, Pool #BD5046	3.50	2/1/47	16

12	Fannie Mae, Pool #MA2389	3.50	9/1/35	13

21	Fannie Mae, Pool #FM1911	3.50	7/1/48	22

17	Fannie Mae, Pool #FM0020	3.50	7/1/49	18

16	Fannie Mae, Pool #CA4026	3.50	5/1/49	17

16	Fannie Mae, Pool #MA3692	3.50	7/1/49	17

36	Fannie Mae, Pool #ZS4618	3.50	6/1/45	38

19	Fannie Mae, Pool #ZA5052	3.50	11/1/47	20

18	Fannie Mae, Pool #BM4703	3.50	2/1/48	19

19	Fannie Mae, Pool #SD8001	3.50	7/1/49	20

24	Fannie Mae, Pool #AS6102	3.50	11/1/45	26

12	Fannie Mae, Pool #AS6394	3.50	12/1/45	13

16	Fannie Mae, Pool #BC0443	3.50	12/1/45	17

24	Fannie Mae, Pool #AB2052	3.50	1/1/26	25

13	Fannie Mae, Pool #MA2522	3.50	2/1/46	13

44	Fannie Mae, Pool #AS3133	3.50	8/1/44	48

126	Fannie Mae, Pool #AO2548	3.50	4/1/42	135

65	Fannie Mae, Pool #AQ0546	3.50	11/1/42	70

26	Fannie Mae, Pool #MA2706	3.50	8/1/46	28

11	Fannie Mae, Pool #AS4236	3.50	1/1/45	11

17	Fannie Mae, Pool #MA3745	3.50	8/1/49	18

19	Fannie Mae, Pool #AL1717	3.50	5/1/27	20

71	Fannie Mae, Pool #AB6017	3.50	8/1/42	77

17	Fannie Mae, Pool #FM0021	4.00	3/1/49	18

13	Fannie Mae, Pool #MA3521	4.00	11/1/48	14

84	Fannie Mae, Pool #190405	4.00	10/1/40	92

29	Fannie Mae, Pool #ZA4988	4.00	8/1/47	31

19	Fannie Mae, Pool #AS3452	4.00	9/1/44	20

16	Fannie Mae, Pool #FM1415	4.00	12/1/48	18

12	Fannie Mae, Pool #AZ7362	4.00	11/1/45	13

20	Fannie Mae, Pool #MA0534	4.00	10/1/30	21

24	Fannie Mae, Pool #ZS4708	4.00	3/1/47	26

13	Fannie Mae, Pool #BK0920	4.00	7/1/48	14

15	Fannie Mae, Pool #FM1571	4.00	12/1/48	16

29	Fannie Mae, Pool #BM1066	4.00	2/1/47	32

9	Fannie Mae, Pool #AV0606	4.00	11/1/43	10

17	Fannie Mae, Pool #BD7165	4.00	4/1/47	18

8	Fannie Mae, Pool #AY9901	4.00	7/1/45	9

14	Fannie Mae, Pool #AS7600	4.00	7/1/46	15

11	Fannie Mae, Pool #AS8532	4.00	12/1/46	12

24	Fannie Mae, Pool #BM4306	4.00	9/1/25	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$17	Fannie Mae, Pool #FM1960	4.00	5/1/49	$18

12	Fannie Mae, Pool #MA2415	4.00	10/1/45	13

7	Fannie Mae, Pool #AZ1210	4.00	5/1/45	8

26	Fannie Mae, Pool #AX0841	4.00	9/1/44	28

13	Fannie Mae, Pool #BE8373	4.00	2/1/47	14

26	Fannie Mae, Pool #AH6242	4.00	4/1/26	27

15	Fannie Mae, Pool #MA3277	4.00	2/1/48	16

26	Fannie Mae, Pool #BM2002	4.00	10/1/47	28

33	Fannie Mae, Pool #AS3468	4.00	10/1/44	36

13	Fannie Mae, Pool #MA3638	4.00	4/1/49	14

15	Fannie Mae, Pool #MA3183	4.00	11/1/47	16

28	Fannie Mae, Pool #MA2995	4.00	5/1/47	30

14	Fannie Mae, Pool #CA0183	4.00	8/1/47	15

18	Fannie Mae, Pool #AU8849	4.00	11/1/43	20

28	Fannie Mae, Pool #AC7328	4.00	12/1/39	31

16	Fannie Mae, Pool #BD7060	4.00	3/1/47	17

49	Fannie Mae, Pool #AJ5303	4.00	11/1/41	54

12	Fannie Mae, Pool #MA3615	4.00	3/1/49	13

11	Fannie Mae, Pool #MA3592	4.00	2/1/49	11

23	Fannie Mae, Pool #AS7558	4.00	7/1/46	25

14	Fannie Mae, Pool #BK0909	4.00	7/1/48	15

18	Fannie Mae, Pool #MA3746	4.00	8/1/49	19

16	Fannie Mae, Pool #MA3563	4.00	1/1/49	17

25	Fannie Mae, Pool #AL8139	4.00	2/1/32	26

13	Fannie Mae, Pool #BM4991	4.00	9/1/48	14

26	Fannie Mae, Pool #AS9831	4.00	6/1/47	27

36	Fannie Mae, Pool #AO2959	4.00	5/1/42	39

23	Fannie Mae, Pool #MA3804	4.00	10/1/49	25

28	Fannie Mae, Pool #MA3121	4.00	9/1/47	30

25	Fannie Mae, Pool #AS9314	4.00	3/1/47	27

13	Fannie Mae, Pool #CA2316	4.00	7/1/48	14

18	Fannie Mae, Pool #BN6677	4.00	6/1/49	19

17	Fannie Mae, Pool #BN0334	4.00	12/1/48	18

30	Fannie Mae, Pool #AS8823	4.00	2/1/47	32

32	Fannie Mae, Pool #AS3467	4.00	10/1/44	35

12	Fannie Mae, Pool #MA3537	4.50	12/1/48	13

13	Fannie Mae, Pool #BK6328	4.50	6/1/48	14

13	Fannie Mae, Pool #AL6567	4.50	10/1/44	15

46	Fannie Mae, Pool #AL1107	4.50	11/1/41	50

—	Fannie Mae, Pool #829106	4.50	10/1/20	–

9	Fannie Mae, Pool #AU9017	4.50	9/1/43	10

15	Fannie Mae, Pool #BM3286	4.50	11/1/47	17

40	Fannie Mae, Pool #AE0954	4.50	2/1/41	44

13	Fannie Mae, Pool #AS2751	4.50	6/1/44	14

11	Fannie Mae, Pool #BN4309	4.50	1/1/49	12

15	Fannie Mae, Pool #MA3639	4.50	4/1/49	16

53	Fannie Mae, Pool #AE0217	4.50	8/1/40	58

15	Fannie Mae, Pool #CA1711	4.50	5/1/48	16

15	Fannie Mae, Pool #BK4850	4.50	5/1/48	16

13	Fannie Mae, Pool #CA0623	4.50	10/1/47	14

8	Fannie Mae, Pool #BE6489	4.50	1/1/47	9

7	Fannie Mae, Pool #BH3310	4.50	5/1/47	8

6	Fannie Mae, Pool #930998	4.50	4/1/29	7

41	Fannie Mae, Pool #889117	5.00	10/1/35	48

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$6	Fannie Mae, Pool #890603	5.00	8/1/41	$7

19	Fannie Mae, Pool #725238	5.00	3/1/34	22

14	Fannie Mae, Pool #BM3904	5.00	5/1/48	16

8	Fannie Mae, Pool #725027	5.00	11/1/33	10

8	Fannie Mae, Pool #890221	5.50	12/1/33	9

16	Fannie Mae, Pool #959451	6.00	12/1/37	19

47	Fannie Mae, Pool #725228	6.00	3/1/34	55

23	Fannie Mae, Pool #AE0442	6.50	1/1/39	28

25	Fannie Mae, 15 YR TBA	2.00	7/25/33	26

25	Fannie Mae, 15 YR TBA	2.00	8/25/35	26

25	Fannie Mae, 15 YR TBA	2.50	8/25/35	26

50	Fannie Mae, 15 YR TBA	2.50	7/25/35	52

100	Fannie Mae, 15 YR TBA	3.00	7/25/35	105

50	Fannie Mae, 15 YR TBA	3.50	7/25/35	52

50	Fannie Mae, 30 YR TBA	2.00	8/25/50	51

225	Fannie Mae, 30 YR TBA	2.50	8/25/50	234

325	Fannie Mae, 30 YR TBA	2.50	7/25/49	339

25	Fannie Mae, 30 YR TBA	3.00	8/25/50	26

350	Fannie Mae, 30 YR TBA	3.00	7/25/50	369

25	Fannie Mae, 30 YR TBA	3.50	7/25/50	26

75	Fannie Mae, 30 YR TBA	4.00	7/25/49	79

150	Fannie Mae, 30 YR TBA	4.50	7/25/50	161

21	Freddie Mac, Pool #J25686	2.00	9/1/28	22

25	Freddie Mac, Pool #SB8045	2.50	5/1/35	26

16	Freddie Mac, Pool #G18635	2.50	3/1/32	17

19	Freddie Mac, Pool #G18683	2.50	4/1/33	20

32	Freddie Mac, Pool #G18470	2.50	6/1/28	34

33	Freddie Mac, Pool #G18485	2.50	10/1/28	34

15	Freddie Mac, Pool #J35896	2.50	12/1/31	16

25	Freddie Mac, Pool #RB5043	2.50	4/1/40	26

15	Freddie Mac, Pool #G07445	2.50	7/1/43	16

18	Freddie Mac, Pool #G18687	2.50	5/1/33	18

43	Freddie Mac, Pool #G18459	2.50	3/1/28	45

4	Freddie Mac, Pool #J15438	3.00	5/1/21	4

17	Freddie Mac, Pool #ZM2089	3.00	11/1/46	18

25	Freddie Mac, Pool #SD8056	3.00	4/1/50	26

19	Freddie Mac, Pool #G08803	3.00	3/1/48	20

8	Freddie Mac, Pool #G18518	3.00	7/1/29	9

13	Freddie Mac, Pool #J25193	3.00	8/1/23	13

18	Freddie Mac, Pool #Q46441	3.00	2/1/47	19

18	Freddie Mac, Pool #ZM2169	3.00	11/1/46	19

13	Freddie Mac, Pool #G08635	3.00	4/1/45	14

36	Freddie Mac, Pool #ZS4706	3.00	3/1/47	38

20	Freddie Mac, Pool #QA1033	3.00	7/1/49	21

23	Freddie Mac, Pool #G15145	3.00	7/1/29	24

18	Freddie Mac, Pool #J38057	3.00	12/1/32	19

78	Freddie Mac, Pool #C09035	3.00	4/1/43	84

30	Freddie Mac, Pool #C91709	3.00	6/1/33	31

18	Freddie Mac, Pool #J36428	3.00	2/1/32	19

46	Freddie Mac, Pool #SD8030	3.00	11/1/49	49

11	Freddie Mac, Pool #C91809	3.00	2/1/35	11

20	Freddie Mac, Pool #G61680	3.00	4/1/47	21

13	Freddie Mac, Pool #G18601	3.00	5/1/31	13

16	Freddie Mac, Pool #ZS4688	3.00	11/1/46	17

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$34	Freddie Mac, Pool #G08737	3.00	12/1/46	$35

31	Freddie Mac, Pool #G18663	3.00	10/1/32	33

16	Freddie Mac, Pool #C91927	3.00	5/1/37	17

79	Freddie Mac, Pool #ZS4522	3.00	7/1/43	85

50	Freddie Mac, Pool #ZS4606	3.00	3/1/45	53

34	Freddie Mac, Pool #ZS4658	3.00	4/1/46	36

54	Freddie Mac, Pool #G08524	3.00	3/1/43	57

36	Freddie Mac, Pool #G60989	3.00	12/1/46	38

70	Freddie Mac, Pool #ZS4697	3.00	1/1/47	74

31	Freddie Mac, Pool #G61148	3.50	9/1/47	32

39	Freddie Mac, Pool #C03759	3.50	2/1/42	42

37	Freddie Mac, Pool #Q09896	3.50	8/1/42	40

15	Freddie Mac, Pool #G08770	3.50	7/1/47	15

26	Freddie Mac, Pool #G08784	3.50	10/1/47	28

44	Freddie Mac, Pool #G08554	3.50	10/1/43	47

13	Freddie Mac, Pool #ZS4659	3.50	4/1/46	14

23	Freddie Mac, Pool #Q53176	3.50	12/1/47	24

16	Freddie Mac, Pool #ZA5128	3.50	12/1/47	17

25	Freddie Mac, Pool #G08687	3.50	1/1/46	27

15	Freddie Mac, Pool #ZS4771	3.50	6/1/48	16

28	Freddie Mac, Pool #G08761	3.50	5/1/47	29

80	Freddie Mac, Pool #ZS4487	3.50	6/1/42	86

23	Freddie Mac, Pool #Q43933	3.50	10/1/46	24

26	Freddie Mac, Pool #G08698	3.50	3/1/46	28

14	Freddie Mac, Pool #ZS4713	3.50	4/1/47	15

50	Freddie Mac, Pool #G08636	3.50	4/1/45	54

46	Freddie Mac, Pool #ZS4642	3.50	12/1/45	50

12	Freddie Mac, Pool #Q57871	3.50	8/1/48	13

2	Freddie Mac, Pool #J13919	3.50	12/1/20	2

13	Freddie Mac, Pool #ZS4599	3.50	1/1/45	14

10	Freddie Mac, Pool #J30284	3.50	11/1/29	11

23	Freddie Mac, Pool #ZS4651	3.50	3/1/46	25

10	Freddie Mac, Pool #J14069	3.50	1/1/26	10

17	Freddie Mac, Pool #V83453	3.50	10/1/47	18

11	Freddie Mac, Pool #G08627	3.50	2/1/45	12

30	Freddie Mac, Pool #C91456	3.50	6/1/32	32

16	Freddie Mac, Pool #G08620	3.50	12/1/44	17

25	Freddie Mac, Pool #ZT1320	4.00	11/1/48	27

28	Freddie Mac, Pool #A96286	4.00	1/1/41	30

16	Freddie Mac, Pool #G08801	4.00	2/1/48	17

31	Freddie Mac, Pool #G08606	4.00	9/1/44	33

18	Freddie Mac, Pool #Q58680	4.00	9/1/48	19

13	Freddie Mac, Pool #C91395	4.00	9/1/31	14

19	Freddie Mac, Pool #G08563	4.00	1/1/44	21

40	Freddie Mac, Pool #G08637	4.00	4/1/45	43

16	Freddie Mac, Pool #ZT1840	4.00	9/1/48	17

22	Freddie Mac, Pool #SD0290	4.00	4/1/50	24

25	Freddie Mac, Pool #ZS4631	4.00	9/1/45	27

17	Freddie Mac, Pool #G08771	4.00	7/1/47	18

17	Freddie Mac, Pool #ZT2106	4.00	3/1/49	18

26	Freddie Mac, Pool #G08567	4.00	1/1/44	29

17	Freddie Mac, Pool #ZA6946	4.00	5/1/49	18

34	Freddie Mac, Pool #G06506	4.00	12/1/40	36

28	Freddie Mac, Pool #G08775	4.00	8/1/47	29

35	Freddie Mac, Pool #Q24955	4.00	2/1/44	38

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$13	Freddie Mac, Pool #G08781	4.50	9/1/47	$14

15	Freddie Mac, Pool #Q58217	4.50	9/1/48	16

16	Freddie Mac, Pool #Q52321	4.50	11/1/47	17

12	Freddie Mac, Pool #ZS4774	4.50	5/1/48	13

4	Freddie Mac, Pool #C90686	4.50	6/1/23	4

46	Freddie Mac, Pool #A97692	4.50	3/1/41	51

11	Freddie Mac, Pool #C09059	4.50	3/1/44	12

28	Freddie Mac, Pool #G01890	4.50	10/1/35	31

15	Freddie Mac, Pool #A97186	4.50	3/1/41	16

17	Freddie Mac, Pool #G04817	5.00	9/1/38	19

30	Freddie Mac, Pool #ZT1779	5.00	3/1/49	33

18	Freddie Mac, Pool #G01962	5.00	12/1/35	20

13	Freddie Mac, Pool #G08838	5.00	9/1/48	14

19	Freddie Mac, Pool #G05904	5.00	9/1/39	21

28	Freddie Mac, Pool #G01665	5.50	3/1/34	32

9	Freddie Mac, Pool #G03616	6.00	12/1/37	11

18	Freddie Mac, Pool #G02794	6.00	5/1/37	21

3	Freddie Mac, Pool #C90989	6.00	9/1/26	3

15	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	16

6	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	7

9	Government National Mortgage Association, Pool #MA1155	2.50	7/20/43	9

17	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	18

18	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	19

24	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	26

34	Government National Mortgage Association, Pool #MA1011	3.00	5/20/43	36

17	Government National Mortgage Association, Pool #MA5815	3.00	3/20/49	18

26	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	27

34	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	36

40	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	43

23	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	24

12	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	13

40	Government National Mortgage Association, Pool #MA4003	3.00	10/20/46	43

51	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	54

27	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	29

18	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	19

19	Government National Mortgage Association, Pool #MA4509	3.00	6/20/47	20

17	Government National Mortgage Association, Pool #AA5897	3.00	12/15/42	18

18	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	19

41	Government National Mortgage Association, Pool #MA1447	3.00	11/20/43	43

21	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	22

21	Government National Mortgage Association, Pool #MA3243	3.00	11/20/45	22

34	Government National Mortgage Association, Pool #MA3375	3.00	1/20/46	36

31	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	33

25	Government National Mortgage Association, Pool #MA6409	3.00	1/20/50	26

30	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	32

15	Government National Mortgage Association, Pool #MA4261	3.00	2/20/47	16

23	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	24

36	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	38

17	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	18

33	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	35

34	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	36

25	Government National Mortgage Association, Pool #MA6599	3.00	4/20/50	27

25	Government National Mortgage Association, Pool #MA6656	3.00	5/20/50	26

29	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	30

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$24	Government National Mortgage Association, Pool #MA6338	3.00	12/20/49	$26

27	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	29

25	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	27

54	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	58

25	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	27

29	Government National Mortgage Association, Pool #MA0318	3.50	8/20/42	32

29	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	31

7	Government National Mortgage Association, Pool #MA1600	3.50	1/20/44	7

16	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	17

11	Government National Mortgage Association, Pool #AB9211	3.50	11/15/42	11

22	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	23

18	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	19

21	Government National Mortgage Association, Pool #MA2223	3.50	9/20/44	23

31	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	34

15	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	16

14	Government National Mortgage Association, Pool #MA5816	3.50	3/20/49	15

16	Government National Mortgage Association, Pool #MA2826	3.50	5/20/45	18

22	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	24

38	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	41

13	Government National Mortgage Association, Pool #AJ0411	3.50	9/15/44	14

11	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	12

19	Government National Mortgage Association, Pool #MA4962	3.50	1/20/48	20

16	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	17

30	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	32

22	Government National Mortgage Association, Pool #MA5019	3.50	2/20/48	24

27	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	29

27	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	29

24	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	25

14	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	15

27	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	29

28	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	29

25	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	26

21	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	22

20	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	22

26	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	28

24	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	26

31	Government National Mortgage Association, Pool #MA5875	3.50	4/20/49	33

36	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	40

22	Government National Mortgage Association, Pool #MA3105	3.50	9/20/45	23

12	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	13

32	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	34

10	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	11

30	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	32

18	Government National Mortgage Association, Pool #MA5191	3.50	5/20/48	19

31	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	33

14	Government National Mortgage Association, Pool #MA5762	3.50	2/20/49	15

23	Government National Mortgage Association, Pool #MA6219	3.50	10/20/49	24

13	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	14

13	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	14

13	Government National Mortgage Association, Pool #MA5651	4.00	12/20/48	14

28	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	30

12	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	13

14	Government National Mortgage Association, Pool #MA5876	4.00	4/20/49	15

20	Government National Mortgage Association, Pool #MA6155	4.00	9/20/49	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$40	Government National Mortgage Association, Pool #MA6091	4.00	8/20/49	$43

23	Government National Mortgage Association, Pool #MA5931	4.00	5/20/49	25

16	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	17

11	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	12

11	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	12

13	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	14

23	Government National Mortgage Association, Pool #MA4383	4.00	4/20/47	25

10	Government National Mortgage Association, Pool #BD9886	4.00	1/15/48	11

54	Government National Mortgage Association, Pool #MA1091	4.00	6/20/43	58

19	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	20

8	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	9

12	Government National Mortgage Association, Pool #MA4452	4.00	5/20/47	13

36	Government National Mortgage Association, Pool #MA6040	4.00	7/20/49	38

16	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	17

15	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	16

24	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	26

8	Government National Mortgage Association, Pool #MA0023	4.00	4/20/42	9

13	Government National Mortgage Association, Pool #MA3522	4.00	3/20/46	14

9	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	10

15	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	17

25	Government National Mortgage Association, Pool #MA4587	4.00	7/20/47	27

16	Government National Mortgage Association, Pool #MA5986	4.00	6/20/49	17

56	Government National Mortgage Association, Pool #4801	4.50	9/20/40	61

16	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	17

12	Government National Mortgage Association, Pool #738906	4.50	10/15/41	13

12	Government National Mortgage Association, Pool #MA5818	4.50	3/20/49	13

32	Government National Mortgage Association, Pool #721760	4.50	8/15/40	35

25	Government National Mortgage Association, Pool #MA5764	4.50	2/20/49	27

12	Government National Mortgage Association, Pool #MA5193	4.50	5/20/48	13

11	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	12

13	Government National Mortgage Association, Pool #BA2485	4.50	4/15/47	14

24	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	26

12	Government National Mortgage Association, Pool #MA2373	4.50	11/20/44	13

37	Government National Mortgage Association, Pool #MA5987	4.50	6/20/49	40

11	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	12

7	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	7

18	Government National Mortgage Association, Pool #MA5988	5.00	6/20/49	19

33	Government National Mortgage Association, Pool #4559	5.00	10/20/39	37

24	Government National Mortgage Association, Pool #697946	5.00	3/15/39	27

16	Government National Mortgage Association, Pool #MA5933	5.00	5/20/49	18

11	Government National Mortgage Association, Pool #MA5653	5.00	12/20/48	12

11	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	12

16	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	18

14	Government National Mortgage Association, Pool #510835	5.50	2/15/35	17

15	Government National Mortgage Association, Pool #4222	6.00	8/20/38	17

2	Government National Mortgage Association, Pool #582199	6.50	1/15/32	3

50	Government National Mortgage Association, 30 YR TBA	2.50	8/20/50	53

125	Government National Mortgage Association, 30 YR TBA	2.50	7/20/50	130

200	Government National Mortgage Association, 30 YR TBA	3.00	7/20/49	211

25	Government National Mortgage Association, 30 YR TBA	3.00	8/20/50	26

50	Government National Mortgage Association, 30 YR TBA	3.50	7/20/48	53

	Total U.S. Government Agency Mortgages			13,486

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Securities — 1.19%

$25	Fannie Mae	0.25	5/22/23	$25

25	Fannie Mae	0.50	6/17/25	25

65	Fannie Mae	1.25	5/6/21	66

25	Fannie Mae	1.63	1/7/25	26

30	Fannie Mae	2.13	4/24/26	33

10	Fannie Mae	5.63	7/15/37	16

20	Fannie Mae	6.63	11/15/30	31

50	Federal Farm Credit Bank	0.38	4/8/22	50

25	Federal Farm Credit Bank	1.55	8/16/21	25

25	Federal Home Loan Bank	1.13	7/14/21	25

25	Federal Home Loan Bank	1.38	2/17/23	26

55	Federal Home Loan Bank	1.88	11/29/21	57

50	Federal Home Loan Bank	1.88	7/7/21	51

25	Federal Home Loan Bank	2.13	3/10/23	26

40	Federal Home Loan Bank	2.88	9/13/24	44

15	Federal Home Loan Bank	5.63	6/11/21	16

25	Freddie Mac	0.25	6/8/22	25

50	Freddie Mac	0.38	4/20/23	49

40	Freddie Mac	2.38	1/13/22	41

15	Freddie Mac	6.25	7/15/32	24

25	Freddie Mac	6.75	9/15/29	38

10	Freddie Mac	6.75	3/15/31	16

5	Tennessee Valley Authority	3.50	12/15/42	6

30	Tennessee Valley Authority	5.88	4/1/36	47

	Total U.S. Government Agency Securities			788

	Corporate Bonds — 34.75%

25	AbbVie, Inc. (Biotechnology), Callable 8/14/28 @ 100.00	4.25	11/14/28	29

145	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	174

135	AbbVie, Inc. (Biotechnology), Callable 11/14/34 @ 100.00	4.50	5/14/35	164

80	Air Products And Chemicals, Inc. (Chemicals), Callable 3/15/27 @ 100.00	1.85	5/15/27	84

25	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	30

120	Ameriprise Financial, Inc. (Capital Markets)	3.70	10/15/24	134

100	Amgen, Inc. (Biotechnology), Callable 5/19/26 @ 100.00	2.60	8/19/26	109

25	Amgen, Inc. (Biotechnology), Callable 8/21/39 @ 100.00	3.15	2/21/40	27

80	Amgen, Inc. (Biotechnology), Callable 5/15/41 @ 100.00	5.15	11/15/41	106

420	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/5/26 @ 100.00	3.50	12/5/26	471

140	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	164

160	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	195

170	Anheuser-Busch InBev Finance, Inc. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	199

20	Anthem, Inc. (Health Care Providers & Services), Callable 2/15/30 @ 100.00	2.25	5/15/30	21

177	Anthem, Inc. (Health Care Providers & Services), Callable 9/1/27 @ 100.00	3.65	12/1/27	201

70	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	88

135	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	184

90	Archer-Daniels-Midland Co., Class—C (Food Products)	4.02	4/16/43	107

340	AT&T, Inc. (Diversified Telecommunication Services), Callable 1/1/24 @ 100.00	4.45	4/1/24	381

160	AT&T, Inc. (Diversified Telecommunication Services)	5.35	9/1/40	199

90	AT&T, Inc. (Diversified Telecommunication Services)	5.55	8/15/41	114

65	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	80

35	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	43

325	Bank of America Corp. (Banks), Callable 10/1/24 @ 100.00	3.09 (US0003M + 109.00 bps)(b)	10/1/25	351

70	Bank of America Corp., MTN (Banks), Callable 10/21/26 @ 100.00	3.25	10/21/27	77

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$370	Bank of America Corp. (Banks), Callable 12/20/27 @ 100.00	3.42 (US0003M + 104.00 bps)(b)	12/20/28	$412

50	Bank of America Corp., MTN (Banks), Callable 4/23/26 @ 100.00	3.56 (US0003M + 106.00 bps)(b)	4/23/27	56

130	Bank of America Corp., MTN (Banks)	3.88	8/1/25	147

135	Bank One Corp. (Banks)	8.00	4/29/27	188

270	Berkshire Hathaway, Inc. (Multi-Utilities), Callable 8/1/44 @ 100.00	4.50	2/1/45	338

115	BP Capital Markets America, Inc. (Diversified Financial Services), Callable 1/6/30 @ 100.00	3.63	4/6/30	130

65	Bristol-Myers Squibb Co. (Pharmaceuticals), Callable 4/26/49 @ 100.00	4.25	10/26/49	86

75	Bristol-Myers Squibb Co. (Pharmaceuticals)	6.80	11/15/26	99

50	Bunge Limited Finance Corp. (Food Products), Callable 8/25/22 @ 100.00	3.00	9/25/22	52

155	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	160

80	Capital One Financial Corp. (Consumer Finance), Callable 1/5/25 @ 100.00	3.20	2/5/25	86

130	Capital One Financial Corp. (Consumer Finance), Callable 9/30/24 @ 100.00	3.30	10/30/24	139

390	Capital One Financial Corp. (Consumer Finance)	3.50	6/15/23	418

115	Caterpillar, Inc. (Machinery), Callable 1/9/30 @ 100.00	2.60	4/9/30	125

35	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	51

595	Citigroup, Inc. (Banks), Callable 7/21/26 @ 100.00	3.20	10/21/26	652

120	Citigroup, Inc. (Banks), Callable 4/23/28 @ 100.00	4.08 (US0003M + 119.20 bps)(b)	4/23/29	137

25	Comcast Corp. (Media)	4.65	7/15/42	32

245	Comcast Corp. (Media)	4.75	3/1/44	323

170	ConocoPhillips (Oil, Gas & Consumable Fuels)	6.50	2/1/39	246

20	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	30

180	Constellation Brands, Inc. (Beverages)	4.75	11/15/24	208

45	Constellation Brands, Inc. (Beverages)	4.75	12/1/25	53

210	CSX Corp. (Road & Rail)	6.22	4/30/40	306

285	CVS Health Corp. (Health Care Providers & Services), Callable 12/25/27 @ 100.00	4.30	3/25/28	333

165	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/37 @ 100.00	4.78	3/25/38	203

188	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	183

225	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 1/1/23 @ 100.00	2.75	2/1/23	235

90	Dominion Energy Gas Holding LLC (Multi-Utilities), Callable 8/15/29 @ 100.00	3.00	11/15/29	96

225	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	246

35	Duke Energy Carolinas LLC (Electric Utilities), Callable 6/15/41 @ 100.00	4.25	12/15/41	43

25	Duke Energy Progress LLC (Electric Utilities), Callable 2/15/45 @ 100.00	4.20	8/15/45	31

55	E.I. du Pont de Nemours and Co. (Chemicals), Callable 4/15/30 @ 100.00	2.30	7/15/30	57

50	Ecolab, Inc. (Chemicals), Callable 12/24/29 @ 100.00	4.80	3/24/30	63

145	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	156

80	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 11/15/25 @ 100.00	3.70	2/15/26	90

199	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	231

135	FedEx Corp. (Air Freight & Logistics), Callable 1/1/26 @ 100.00	3.25	4/1/26	145

45	FedEx Corp. (Air Freight & Logistics)	4.90	1/15/34	55

35	Fiserv, Inc. (IT Services), Callable 4/1/29 @ 100.00	3.50	7/1/29	39

155	Fiserv, Inc. (IT Services), Callable 3/1/25 @ 100.00	3.85	6/1/25	175

10	Fiserv, Inc. (IT Services), Callable 1/1/49 @ 100.00	4.40	7/1/49	12

80	General Motors Financial Co. (Consumer Finance), Callable 3/9/23 @ 100.00	3.70	5/9/23	82

295	General Motors Financial Co. (Consumer Finance), Callable 2/1/21 @ 100.00	4.20	3/1/21	299

101	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	131

50	GlaxoSmithKline Capital, Inc. (Diversified Financial Services)	6.38	5/15/38	76

275	Healthcare Trust of America Holdings LP (Equity Real Estate Investment Trusts), Callable 5/1/26 @ 100.00	3.50	8/1/26	296

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$110	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 6/8/47 @ 100.00	3.73	12/8/47	$132

105	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	137

120	Interpublic Group of Companies, Inc. (Media)	3.50	10/1/20	121

250	Interpublic Group of Companies, Inc. (Media)	4.20	4/15/24	273

295	JPMorgan Chase & Co. (Banks), Callable 5/1/27 @ 100.00	3.54 (US0003M + 138.00 bps)(b)	5/1/28	329

150	JPMorgan Chase & Co. (Banks), Callable 5/6/29 @ 100.00	3.70 (US0003M + 116.00 bps)(b)	5/6/30	171

110	Lincoln National Corp. (Insurance), Callable 9/15/26 @ 100.00	3.63	12/12/26	122

175	Lincoln National Corp. (Insurance)	7.00	6/15/40	246

45	Lockheed Martin Corp. (Aerospace & Defense)	4.07	12/15/42	58

135	Lockheed Martin Corp. (Aerospace & Defense), Callable 11/15/35 @ 100.00	4.50	5/15/36	176

85	LYB International Finance BV (Chemicals), Callable 9/15/43 @ 100.00	4.88	3/15/44	99

45	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45	6/1/27	49

135	Martin Marietta Materials, Inc. (Construction Materials), Callable 4/2/24 @ 100.00	4.25	7/2/24	147

175	Microsoft Corp. (Software), Callable 8/6/56 @ 100.00	4.50	2/6/57	246

105	Mohawk Industries, Inc. (Household Durables), Callable 2/15/30 @ 100.00	3.63	5/15/30	114

180	Morgan Stanley (Capital Markets)	3.88	1/27/26	204

160	Morgan Stanley, MTN (Capital Markets), Callable 1/23/29 @ 100.00	4.43 (US0003M + 162.80 bps)(b)	1/23/30	190

90	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 4/1/25 @ 100.00	2.75	5/1/25	98

50	Northrop Grumman Corp. (Aerospace & Defense), Callable 4/15/47 @ 100.00	4.03	10/15/47	60

35	Nucor Corp. (Metals & Mining), Callable 3/1/30 @ 100.00	2.70	6/1/30	37

125	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	160

195	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 6/16/26 @ 100.00	3.20	9/16/26	221

173	Oracle Corp. (Software)	5.38	7/15/40	239

120	Pfizer, Inc. (Pharmaceuticals), Callable 3/15/38 @ 100.00	4.10	9/15/38	149

126	Philip Morris International, Inc. (Tobacco)	4.13	5/17/21	130

115	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	141

155	Principal Financial Group, Inc. (Insurance), Callable 8/15/26 @ 100.00	3.10	11/15/26	169

225	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	303

110	Prudential Financial, Inc. (Insurance)	4.60	5/15/44	133

15	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	22

30	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	34

100	RELX Capital, Inc. (Professional Services), Callable 2/22/30 @ 100.00	3.00	5/22/30	108

100	RELX Capital, Inc. (Professional Services), Callable 2/16/23 @ 100.00	3.50	3/16/23	106

155	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00	3.50	3/15/27	173

190	Roper Technologies, Inc. (Industrial Conglomerates), Callable 9/15/25 @ 100.00	3.85	12/15/25	215

30	Roper Technologies, Inc. (Industrial Conglomerates), Callable 6/15/28 @ 100.00	4.20	9/15/28	35

150	Southern Company Gas Capital Corp. (Electric Utilities), Callable 8/1/23 @ 100.00	2.45	10/1/23	157

30	Southern Company Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	32

80	Southern Company Gas Capital Corp. (Electric Utilities), Callable 11/30/46 @ 100.00	4.40	5/30/47	96

60	Southwest Airlines Co. (Airlines), Callable 8/15/26 @ 100.00	3.00	11/15/26	59

115	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15	2/1/24	113

255	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	264

185	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	166

25	Target Corp. (Multiline Retail), Callable 6/15/30 @ 100.00	2.65	9/15/30	27

150	TCI Communications, Inc. (Media)	7.88	2/15/26	204

215	The Goldman Sachs Group, Inc. (Capital Markets), Callable 10/23/24 @ 100.00	3.50	1/23/25	234

215	The Goldman Sachs Group, Inc. (Capital Markets), Callable 1/26/26 @ 100.00	3.85	1/26/27	242

65	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	86

145	The Home Depot, Inc. (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	207

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$120	The Travelers Companies, Inc. (Insurance)	6.25	6/15/37	$176

135	The Walt Disney Co. (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	171

115	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 6/19/26 @ 100.00	2.95	9/19/26	127

120	Toyota Motor Credit Corp., MTN (Consumer Finance)	3.38	4/1/30	138

250	Truist Bank (Banks), Callable 2/10/25 @ 100.00	1.50	3/10/25	256

95	Union Pacific Corp. (Road & Rail), Callable 6/10/28 @ 100.00	3.95	9/10/28	112

15	United Parcel Service, Inc. (Air Freight & Logistics), Callable 3/1/49 @ 100.00	3.40	9/1/49	17

15	United Parcel Service, Inc. (Air Freight & Logistics), Callable 9/15/48 @ 100.00	4.25	3/15/49	19

50	United Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	62

75	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63	11/15/41	97

95	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75	7/15/45	128

135	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	177

175	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 11/1/24 @ 100.00	3.50	2/1/25	181

470	Verizon Communications, Inc. (Diversified Telecommunication Services)	4.33	9/21/28	566

200	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.01	8/21/54	286

80	Virginia Electric & Power Co. (Electric Utilities), Callable 2/15/43 @ 100.00	4.65	8/15/43	102

60	Walmart, Inc. (Food & Staples Retailing)	5.63	4/1/40	90

95	Waste Management, Inc. (Commercial Services & Supplies), Callable 3/15/29 @ 100.00	3.45	6/15/29	98

65	Waste Management, Inc. (Commercial Services & Supplies), Callable 1/15/39 @ 100.00	4.00	7/15/39	67

115	Wells Fargo & Co., MTN (Banks), Callable 10/30/29 @ 100.00	2.88 (US0003M + 117.00 bps)(b)	10/30/30	123

30	Wells Fargo & Co. (Banks)	3.00	4/22/26	33

465	Wells Fargo & Co. (Banks)	3.00	10/23/26	507

55	Wells Fargo & Co., MTN (Banks), Callable 6/17/26 @ 100.00	3.20 (US0003M + 117.00 bps)(b)	6/17/27	60

70	Wells Fargo & Co., MTN (Banks), Callable 10/24/28 @ 100.00	4.15	1/24/29	82

55	Westvaco Corp. (Containers & Packaging)	8.20	1/15/30	78

15	WRKCo, Inc. (Containers & Packaging), Callable 3/15/33 @ 100.00	3.00	6/15/33	16

265	WRKCo, Inc. (Containers & Packaging), Callable 1/15/26 @ 100.00	4.65	3/15/26	307

165	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	236

	Total Corporate Bonds			23,029

	U.S. Treasury Obligations — 30.88%

45	U.S. Treasury Bond	1.13	5/15/40	45

70	U.S. Treasury Bond	1.25	5/15/50	67

106	U.S. Treasury Bond	2.00	2/15/50	121

91	U.S. Treasury Bond	2.25	8/15/49	109

117	U.S. Treasury Bond	2.25	8/15/46	139

96	U.S. Treasury Bond	2.38	11/15/49	118

125	U.S. Treasury Bond	2.50	5/15/46	155

60	U.S. Treasury Bond	2.50	2/15/45	74

120	U.S. Treasury Bond	2.50	2/15/46	149

20	U.S. Treasury Bond	2.75	11/15/42	26

110	U.S. Treasury Bond	2.75	11/15/47	144

55	U.S. Treasury Bond	2.75	8/15/47	72

94	U.S. Treasury Bond	2.88	5/15/49	127

110	U.S. Treasury Bond	2.88	8/15/45	145

115	U.S. Treasury Bond	2.88	11/15/46	153

125	U.S. Treasury Bond	2.88	5/15/43	163

75	U.S. Treasury Bond	3.00	11/15/45	101

120	U.S. Treasury Bond	3.00	8/15/48	165

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$125	U.S. Treasury Bond	3.00	11/15/44	$167

50	U.S. Treasury Bond	3.00	5/15/45	67

75	U.S. Treasury Bond	3.00	2/15/47	102

90	U.S. Treasury Bond	3.00	2/15/49	124

125	U.S. Treasury Bond	3.00	5/15/47	170

50	U.S. Treasury Bond	3.00	2/15/48	68

80	U.S. Treasury Bond	3.13	5/15/48	112

90	U.S. Treasury Bond	3.13	2/15/43	122

10	U.S. Treasury Bond	3.13	11/15/41	14

115	U.S. Treasury Bond	3.13	8/15/44	157

22	U.S. Treasury Bond	3.13	2/15/42	30

75	U.S. Treasury Bond	3.38	5/15/44	106

55	U.S. Treasury Bond	3.38	11/15/48	81

8	U.S. Treasury Bond	3.50	2/15/39	11

75	U.S. Treasury Bond	3.63	8/15/43	110

115	U.S. Treasury Bond	3.63	2/15/44	168

33	U.S. Treasury Bond	3.75	8/15/41	49

75	U.S. Treasury Bond	3.75	11/15/43	112

10	U.S. Treasury Bond	3.88	8/15/40	15

25	U.S. Treasury Bond	4.38	2/15/38	39

35	U.S. Treasury Bond	4.38	5/15/41	56

25	U.S. Treasury Bond	4.38	11/15/39	39

15	U.S. Treasury Bond	4.38	5/15/40	24

10	U.S. Treasury Bond	4.50	2/15/36	15

15	U.S. Treasury Bond	4.63	2/15/40	24

70	U.S. Treasury Bond	4.75	2/15/41	116

40	U.S. Treasury Bond	5.00	5/15/37	66

20	U.S. Treasury Bond	5.25	2/15/29	28

40	U.S. Treasury Bond	5.38	2/15/31	59

25	U.S. Treasury Bond	6.00	2/15/26	33

60	U.S. Treasury Bond	6.13	11/15/27	84

25	U.S. Treasury Bond	6.13	8/15/29	37

35	U.S. Treasury Bond	6.25	5/15/30	54

15	U.S. Treasury Bond	6.50	11/15/26	21

17	U.S. Treasury Bond	7.50	11/15/24	22

15	U.S. Treasury Bond	7.63	2/15/25	20

40	U.S. Treasury Bond	8.00	11/15/21	44

95	U.S. Treasury Note	0.13	4/30/22	95

110	U.S. Treasury Note	0.13	5/31/22	110

100	U.S. Treasury Note	0.13	5/15/23	100

110	U.S. Treasury Note	0.13	6/30/22	110

95	U.S. Treasury Note	0.25	4/15/23	95

100	U.S. Treasury Note	0.25	5/31/25	100

125	U.S. Treasury Note	0.25	6/30/25	125

105	U.S. Treasury Note	0.25	6/15/23	105

85	U.S. Treasury Note	0.38	4/30/25	85

90	U.S. Treasury Note	0.38	3/31/22	90

95	U.S. Treasury Note	0.50	6/30/27	95

80	U.S. Treasury Note	0.50	4/30/27	80

90	U.S. Treasury Note	0.50	3/15/23	91

90	U.S. Treasury Note	0.50	5/31/27	90

70	U.S. Treasury Note	0.63	3/31/27	71

120	U.S. Treasury Note	0.63	5/15/30	120

70	U.S. Treasury Note	1.13	2/28/27	73

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$45	U.S. Treasury Note	1.13	2/28/25	$47

25	U.S. Treasury Note	1.13	9/30/21	25

55	U.S. Treasury Note	1.13	8/31/21	56

85	U.S. Treasury Note	1.13	2/28/22	86

95	U.S. Treasury Note	1.25	8/31/24	99

50	U.S. Treasury Note	1.38	10/15/22	51

85	U.S. Treasury Note	1.38	1/31/22	87

95	U.S. Treasury Note	1.38	1/31/25	100

70	U.S. Treasury Note	1.38	6/30/23	73

75	U.S. Treasury Note	1.38	9/30/23	78

80	U.S. Treasury Note	1.38	2/15/23	83

75	U.S. Treasury Note	1.38	8/31/26	79

25	U.S. Treasury Note	1.38	8/31/23	26

50	U.S. Treasury Note	1.50	10/31/21	51

45	U.S. Treasury Note	1.50	8/15/26	48

70	U.S. Treasury Note	1.50	1/31/27	75

80	U.S. Treasury Note	1.50	1/15/23	83

25	U.S. Treasury Note	1.50	8/15/22	26

50	U.S. Treasury Note	1.50	1/31/22	51

85	U.S. Treasury Note	1.50	11/30/21	87

48	U.S. Treasury Note	1.50	2/15/30	52

105	U.S. Treasury Note	1.50	2/28/23	109

5	U.S. Treasury Note	1.50	9/15/22	5

85	U.S. Treasury Note	1.50	10/31/24	90

90	U.S. Treasury Note	1.50	11/30/24	95

90	U.S. Treasury Note	1.50	9/30/21	91

45	U.S. Treasury Note	1.50	8/31/21	46

80	U.S. Treasury Note	1.50	9/30/24	84

102	U.S. Treasury Note	1.63	11/15/22	106

60	U.S. Treasury Note	1.63	5/15/26	64

50	U.S. Treasury Note	1.63	12/15/22	52

10	U.S. Treasury Note	1.63	11/30/26	11

80	U.S. Treasury Note	1.63	5/31/23	83

120	U.S. Treasury Note	1.63	12/31/21	123

120	U.S. Treasury Note	1.63	2/15/26	128

60	U.S. Treasury Note	1.63	4/30/23	62

70	U.S. Treasury Note	1.63	9/30/26	75

65	U.S. Treasury Note	1.63	8/15/22	67

130	U.S. Treasury Note	1.63	8/15/29	142

100	U.S. Treasury Note	1.63	10/31/23	105

80	U.S. Treasury Note	1.75	1/31/23	83

95	U.S. Treasury Note	1.75	7/31/21	97

70	U.S. Treasury Note	1.75	12/31/26	76

85	U.S. Treasury Note	1.75	3/31/22	87

80	U.S. Treasury Note	1.75	7/31/24	85

164	U.S. Treasury Note	1.75	5/15/23	171

50	U.S. Treasury Note	1.75	6/15/22	52

75	U.S. Treasury Note	1.75	6/30/24	80

88	U.S. Treasury Note	1.75	12/31/24	94

90	U.S. Treasury Note	1.75	7/15/22	93

110	U.S. Treasury Note	1.75	9/30/22	114

35	U.S. Treasury Note	1.75	11/30/21	36

120	U.S. Treasury Note	1.75	11/15/29	132

90	U.S. Treasury Note	1.75	5/15/22	93

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$65	U.S. Treasury Note	1.88	7/31/22	$67

70	U.S. Treasury Note	1.88	10/31/22	73

90	U.S. Treasury Note	1.88	9/30/22	93

75	U.S. Treasury Note	1.88	7/31/26	82

20	U.S. Treasury Note	1.88	8/31/24	21

85	U.S. Treasury Note	1.88	8/31/22	88

105	U.S. Treasury Note	1.88	1/31/22	108

50	U.S. Treasury Note	1.88	2/28/22	51

125	U.S. Treasury Note	1.88	4/30/22	129

25	U.S. Treasury Note	1.88	6/30/26	27

100	U.S. Treasury Note	1.88	3/31/22	103

35	U.S. Treasury Note	1.88	5/31/22	36

110	U.S. Treasury Note	1.88	11/30/21	113

50	U.S. Treasury Note	2.00	2/15/22	51

95	U.S. Treasury Note	2.00	6/30/24	102

75	U.S. Treasury Note	2.00	10/31/22	78

145	U.S. Treasury Note	2.00	11/15/21	149

70	U.S. Treasury Note	2.00	4/30/24	75

110	U.S. Treasury Note	2.00	12/31/21	113

170	U.S. Treasury Note	2.00	2/15/25	183

60	U.S. Treasury Note	2.00	10/31/21	61

125	U.S. Treasury Note	2.00	5/31/24	134

80	U.S. Treasury Note	2.00	8/31/21	82

185	U.S. Treasury Note	2.00	11/15/26	202

150	U.S. Treasury Note	2.00	11/30/22	157

95	U.S. Treasury Note	2.00	7/31/22	99

90	U.S. Treasury Note	2.13	11/30/23	96

45	U.S. Treasury Note	2.13	8/15/21	46

5	U.S. Treasury Note	2.13	9/30/21	5

110	U.S. Treasury Note	2.13	12/31/22	115

90	U.S. Treasury Note	2.13	6/30/22	94

85	U.S. Treasury Note	2.13	5/15/25	93

65	U.S. Treasury Note	2.13	9/30/24	70

100	U.S. Treasury Note	2.13	5/31/26	110

105	U.S. Treasury Note	2.13	12/31/21	108

5	U.S. Treasury Note	2.13	2/29/24	5

170	U.S. Treasury Note	2.13	3/31/24	182

55	U.S. Treasury Note	2.13	7/31/24	59

80	U.S. Treasury Note	2.25	3/31/26	89

160	U.S. Treasury Note	2.25	8/15/27	180

100	U.S. Treasury Note	2.25	4/15/22	104

55	U.S. Treasury Note	2.25	12/31/24	60

165	U.S. Treasury Note	2.25	2/15/27	184

50	U.S. Treasury Note	2.25	4/30/24	54

75	U.S. Treasury Note	2.25	10/31/24	81

80	U.S. Treasury Note	2.25	1/31/24	86

40	U.S. Treasury Note	2.25	7/31/21	41

80	U.S. Treasury Note	2.25	12/31/23	86

95	U.S. Treasury Note	2.25	11/15/25	105

175	U.S. Treasury Note	2.25	11/15/27	196

150	U.S. Treasury Note	2.25	11/15/24	163

95	U.S. Treasury Note	2.38	3/15/22	99

175	U.S. Treasury Note	2.38	5/15/27	196

100	U.S. Treasury Note	2.38	8/15/24	109

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$100	U.S. Treasury Note	2.38	2/29/24	$108

110	U.S. Treasury Note	2.38	1/31/23	116

80	U.S. Treasury Note	2.38	4/30/26	89

120	U.S. Treasury Note	2.38	5/15/29	138

85	U.S. Treasury Note	2.50	2/28/26	95

105	U.S. Treasury Note	2.50	5/15/24	114

50	U.S. Treasury Note	2.50	1/31/24	54

50	U.S. Treasury Note	2.50	1/15/22	52

90	U.S. Treasury Note	2.50	3/31/23	96

67	U.S. Treasury Note	2.50	8/15/23	72

105	U.S. Treasury Note	2.50	2/15/22	109

100	U.S. Treasury Note	2.63	12/31/23	108

105	U.S. Treasury Note	2.63	12/15/21	109

90	U.S. Treasury Note	2.63	12/31/25	101

100	U.S. Treasury Note	2.63	3/31/25	111

165	U.S. Treasury Note	2.63	2/15/29	192

105	U.S. Treasury Note	2.63	6/30/23	113

60	U.S. Treasury Note	2.63	2/28/23	64

85	U.S. Treasury Note	2.63	1/31/26	96

95	U.S. Treasury Note	2.63	7/15/21	97

95	U.S. Treasury Note	2.75	5/31/23	102

105	U.S. Treasury Note	2.75	8/31/23	113

50	U.S. Treasury Note	2.75	9/15/21	52

90	U.S. Treasury Note	2.75	6/30/25	101

45	U.S. Treasury Note	2.75	4/30/23	48

85	U.S. Treasury Note	2.75	8/31/25	96

95	U.S. Treasury Note	2.75	8/15/21	98

105	U.S. Treasury Note	2.75	2/15/28	122

90	U.S. Treasury Note	2.75	2/28/25	100

100	U.S. Treasury Note	2.75	2/15/24	109

90	U.S. Treasury Note	2.75	7/31/23	97

170	U.S. Treasury Note	2.75	11/15/23	185

140	U.S. Treasury Note	2.88	5/15/28	165

100	U.S. Treasury Note	2.88	11/15/21	104

90	U.S. Treasury Note	2.88	4/30/25	101

105	U.S. Treasury Note	2.88	9/30/23	114

200	U.S. Treasury Note	2.88	8/15/28	236

75	U.S. Treasury Note	2.88	7/31/25	85

50	U.S. Treasury Note	2.88	10/31/23	54

50	U.S. Treasury Note	2.88	10/15/21	52

90	U.S. Treasury Note	2.88	11/30/25	102

35	U.S. Treasury Note	2.88	11/30/23	38

85	U.S. Treasury Note	3.00	9/30/25	97

85	U.S. Treasury Note	3.00	10/31/25	97

115	U.S. Treasury Note	3.13	11/15/28	139

65	U.S. Treasury Note	3.63	2/15/21	66

	Total U.S. Treasury Obligations			20,468

	Yankee Dollars — 6.47%

85	America Movil SAB de CV (Wireless Telecommunication Services)	6.13	11/15/37	120

100	Aptiv PLC (Auto Components), Callable 10/15/25 @ 100.00	4.25	1/15/26	110

60	BHP Billiton Finance USA Ltd. (Metals & Mining)	5.00	9/30/43	82

185	BP Capital Markets PLC (Diversified Financial Services)	3.54	11/4/24	204

114	British Telecommunications PLC (Diversified Telecommunication Services)	9.63	12/15/30	186

245	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 12/15/22 @ 100.00	2.95	1/15/23	253

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Yankee Dollars (continued)

$150	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85		6/1/27	$160

70	Canadian Pacific Railway Co. (Road & Rail), Callable 12/5/29 @ 100.00	2.05		3/5/30	72

270	Canadian Pacific Railway Co. (Road & Rail), Callable 12/15/22 @ 100.00	4.45		3/15/23	288

250	Coca-Cola European Partners PLC (Beverages)	3.50		9/15/20	251

105	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75	(c)	6/15/30	164

90	Diageo Capital PLC (Diversified Financial Services)	5.88		9/30/36	128

160	Equinor ASA (Oil, Gas & Consumable Fuels), Callable 1/6/30 @ 100.00	3.13		4/6/30	177

140	Iberdrola International BV (Electric Utilities)	5.81		3/15/25	166

145	Iberdrola International BV (Electric Utilities)	6.75		7/15/36	200

40	LYB International Finance II BV (Chemicals), Callable 12/2/26 @ 100.00	3.50		3/2/27	43

25	LyondellBasell Industries N.V. (Chemicals)	4.00		7/15/23	27

35	LyondellBasell Industries N.V. (Chemicals), Callable 8/26/54 @ 100.00	4.63		2/26/55	39

180	Nutrien Ltd. (Chemicals), Callable 2/13/30 @ 100.00	2.95		5/13/30	190

105	Orange SA (Diversified Telecommunication Services)	9.00		3/1/31	171

80	Shell International Finance BV (Diversified Financial Services), Callable 1/6/30 @ 100.00	2.75		4/6/30	87

90	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13		5/11/35	110

100	Shell International Finance BV (Oil, Gas & Consumable Fuels)	6.38		12/15/38	148

105	Statoil ASA (Oil, Gas & Consumable Fuels)	5.10		8/17/40	134

25	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.46		2/16/21	26

75	Telefonica Emisiones SAU (Diversified Telecommunication Services)	7.05		6/20/36	108

240	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels), Callable 2/15/28 @ 100.00	4.25		5/15/28	274

140	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10		6/1/40	174

20	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.20		10/15/37	27

35	Vodafone Group PLC (Wireless Telecommunication Services)	5.00		5/30/38	44

90	Vodafone Group PLC (Wireless Telecommunication Services)	6.15		2/27/37	125

	Total Yankee Dollars				4,288

Shares
	Investment Companies — 6.93%

147,313	State Street Institutional Treasury Money Market Fund, Premier Class	0.14	(d)		147

4,445,237	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.09	(d)		4,446

	Total Investment Companies				4,593

	Total Investments Before TBA Sale Commitments (cost $62,936) — 102.67%				68,046

Principal Amount (000)
	TBA Sale Commitments (e) — (0.08)%

$(50)	Government National Mortgage Association, 30 YR TBA	4.50		7/20/50	(53)

	Total TBA Sale Commitments				(53)

	Liabilities in excess of other assets — (2.59)%				(1,715)

	Net Assets — 100.00%				$66,278

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2020.

(b)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2020.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate disclosed is the rate in effect on June 30, 2020.
(d)	The rate disclosed is the rate in effect on June 30, 2020.
(e)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

bps—Basis Points

MTN—Medium Term Note

TBA—To Be Announced purchase or sale commitment. Security is subject to delayed delivery

US0003M—3 Month US Dollar LIBOR

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (concluded) — June 30, 2020

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Core Fixed Income Portfolio	Agincourt Capital Management, LLC	Mellon Investments Corporation	HC Capital Solutions	Total
Asset Backed Securities	—	0.40%	—	0.40%
Collateralized Mortgage Obligations	—	1.70%	—	1.70%
U.S. Government Agency Mortgages	—	20.35%	—	20.35%
U.S. Government Agency Securities	—	1.19%	—	1.19%
Corporate Bonds	34.75%	—	—	34.75%
U.S. Treasury Obligations	—	30.88%	—	30.88%
Yankee Dollars	6.47%	—	—	6.47%
Investment Companies	0.22%	3.16%	3.55%	6.93%
TBA Sale Commitments	—	-0.08%	—	-0.08%
Other Assets (Liabilities)	0.36%	-2.92%	-0.03%	-2.59%

Total Net Assets	41.80%	54.68%	3.52%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments — June 30, 2020

Shares	Security Description	Rate %		Value (000)
	Investment Companies — 95.84%
1,176,970	Federated Treasury Obligations Fund, Institutional Shares^^	0.10	(a)	$1,177
417,493,104	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.09	(a)	417,493

	Total Investment Companies			418,670

	Total Investments (cost $418,670) — 95.84%			418,670
	Other assets in excess of liabilities — 4.16%			18,187

	Net Assets — 100.00%			$436,857

^^	Purchased with cash collateral held associated with previous securities lending activities. As of June 30, 2020, there were no remaining securities out on loan.

(a)	The rate disclosed is the rate in effect on June 30, 2020.

As of June 30, 2020, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2020.

Futures Contracts Purchased^
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
5-Year US Treasury Note Future	2,125	9/30/20	$267,202	$619
E-Mini S&P 500 Future	1,084	9/18/20	167,489	4,885

			$434,691	$5,504

	Total Unrealized Appreciation			$5,504
	Total Unrealized Depreciation			–

	Total Net Unrealized Appreciation/(Depreciation)			$5,504

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Securities — 3.47%

$100	Fannie Mae	0.25	5/22/23	$100

150	Fannie Mae	0.50	6/17/25	150

150	Fannie Mae	0.63	4/22/25	151

350	Fannie Mae	1.38	10/7/21	355

275	Fannie Mae	1.75	7/2/24	290

100	Fannie Mae	1.88	9/24/26	108

400	Fannie Mae	2.00	10/5/22	416

200	Fannie Mae	2.00	1/5/22	205

150	Fannie Mae	2.13	4/24/26	164

200	Fannie Mae	2.50	2/5/24	215

250	Fannie Mae	2.63	9/6/24	273

95	Fannie Mae	6.25	5/15/29	138

160	Fannie Mae	6.63	11/15/30	248

180	Fannie Mae	7.25	5/15/30	285

200	Federal Farm Credit Bank	0.25	5/6/22	200

350	Federal Farm Credit Bank	0.38	4/8/22	351

325	Federal Farm Credit Bank	1.55	8/16/21	330

85	Federal Home Loan Bank	1.13	7/14/21	86

500	Federal Home Loan Bank	1.38	2/18/21	504

500	Federal Home Loan Bank	1.38	9/28/20	501

500	Federal Home Loan Bank	1.38	2/17/23	514

250	Federal Home Loan Bank	1.63	11/19/21	255

100	Federal Home Loan Bank	1.88	7/7/21	102

50	Federal Home Loan Bank	2.13	3/10/23	52

100	Federal Home Loan Bank	2.63	10/1/20	101

150	Federal Home Loan Bank	2.88	9/13/24	165

160	Federal Home Loan Bank	2.88	9/11/20	161

500	Federal Home Loan Bank	3.00	10/12/21	517

300	Federal Home Loan Bank	3.38	9/8/23	329

180	Federal Home Loan Bank	5.25	12/11/20	184

65	Federal Home Loan Bank	5.50	7/15/36	102

300	Freddie Mac	0.25	6/8/22	300

150	Freddie Mac	0.38	4/20/23	150

200	Freddie Mac	0.38	5/5/23	201

100	Freddie Mac	1.50	2/12/25	105

500	Freddie Mac	1.88	11/17/20	503

350	Freddie Mac	2.38	1/13/22	362

150	Freddie Mac	2.75	6/19/23	161

150	Freddie Mac	6.25	7/15/32	236

180	Freddie Mac	6.75	3/15/31	283

110	Tennessee Valley Authority	4.70	7/15/33	153

85	Tennessee Valley Authority	5.25	9/15/39	128

100	Tennessee Valley Authority	5.88	4/1/36	156

190	Tennessee Valley Authority	6.15	1/15/38	307

	Total U.S. Government Agency Securities			10,597

	U.S. Treasury Obligations — 91.14%

735	U.S. Treasury Bond	1.13	5/15/40	728

1,005	U.S. Treasury Bond	1.25	5/15/50	965

1,865	U.S. Treasury Bond	2.00	2/15/50	2,134

1,750	U.S. Treasury Bond	2.25	8/15/49	2,103

1,260	U.S. Treasury Bond	2.25	8/15/46	1,493

1,310	U.S. Treasury Bond	2.38	11/15/49	1,617

1,015	U.S. Treasury Bond	2.50	2/15/45	1,251

1,550	U.S. Treasury Bond	2.50	5/15/46	1,922

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$1,135	U.S. Treasury Bond	2.50	2/15/46	$1,405

1,110	U.S. Treasury Bond	2.75	8/15/47	1,449

320	U.S. Treasury Bond	2.75	11/15/47	418

671	U.S. Treasury Bond	2.75	11/15/42	859

177	U.S. Treasury Bond	2.75	8/15/42	227

1,500	U.S. Treasury Bond	2.88	5/15/49	2,027

780	U.S. Treasury Bond	2.88	8/15/45	1,027

955	U.S. Treasury Bond	2.88	11/15/46	1,269

1,116	U.S. Treasury Bond	2.88	5/15/43	1,457

1,795	U.S. Treasury Bond	3.00	2/15/49	2,476

1,260	U.S. Treasury Bond	3.00	5/15/45	1,691

1,075	U.S. Treasury Bond	3.00	5/15/47	1,464

1,015	U.S. Treasury Bond	3.00	11/15/44	1,358

439	U.S. Treasury Bond	3.00	5/15/42	584

1,360	U.S. Treasury Bond	3.00	8/15/48	1,869

705	U.S. Treasury Bond	3.00	2/15/47	960

1,170	U.S. Treasury Bond	3.00	11/15/45	1,576

1,620	U.S. Treasury Bond	3.00	2/15/48	2,216

1,480	U.S. Treasury Bond	3.13	8/15/44	2,017

1,505	U.S. Treasury Bond	3.13	5/15/48	2,107

320	U.S. Treasury Bond	3.13	11/15/41	433

827	U.S. Treasury Bond	3.13	2/15/43	1,121

900	U.S. Treasury Bond	3.38	11/15/48	1,321

1,130	U.S. Treasury Bond	3.38	5/15/44	1,598

40	U.S. Treasury Bond	3.50	2/15/39	57

970	U.S. Treasury Bond	3.63	8/15/43	1,416

1,280	U.S. Treasury Bond	3.63	2/15/44	1,874

180	U.S. Treasury Bond	3.75	8/15/41	265

645	U.S. Treasury Bond	3.75	11/15/43	960

175	U.S. Treasury Bond	3.88	8/15/40	261

30	U.S. Treasury Bond	4.25	5/15/39	46

565	U.S. Treasury Bond	4.25	11/15/40	882

163	U.S. Treasury Bond	4.38	5/15/40	257

551	U.S. Treasury Bond	4.38	5/15/41	876

855	U.S. Treasury Bond	4.38	11/15/39	1,344

530	U.S. Treasury Bond	4.38	2/15/38	823

255	U.S. Treasury Bond	4.50	5/15/38	402

150	U.S. Treasury Bond	4.50	8/15/39	239

400	U.S. Treasury Bond	4.50	2/15/36	612

673	U.S. Treasury Bond	4.63	2/15/40	1,091

70	U.S. Treasury Bond	4.75	2/15/37	112

825	U.S. Treasury Bond	4.75	2/15/41	1,368

235	U.S. Treasury Bond	5.00	5/15/37	385

282	U.S. Treasury Bond	5.25	11/15/28	390

660	U.S. Treasury Bond	5.25	2/15/29	920

599	U.S. Treasury Bond	5.38	2/15/31	890

85	U.S. Treasury Bond	6.00	2/15/26	112

350	U.S. Treasury Bond	6.13	8/15/29	522

265	U.S. Treasury Bond	6.13	11/15/27	373

197	U.S. Treasury Bond	6.25	8/15/23	234

320	U.S. Treasury Bond	6.25	5/15/30	493

100	U.S. Treasury Bond	6.38	8/15/27	141

218	U.S. Treasury Bond	6.50	11/15/26	301

200	U.S. Treasury Bond	6.75	8/15/26	277

300	U.S. Treasury Bond	6.88	8/15/25	400

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$325	U.S. Treasury Bond	7.25	8/15/22	$374

295	U.S. Treasury Bond	7.63	2/15/25	394

400	U.S. Treasury Bond	8.00	11/15/21	443

110	U.S. Treasury Bond	8.13	8/15/21	120

750	U.S. Treasury Note	0.13	5/15/23	749

1,550	U.S. Treasury Note	0.13	4/30/22	1,549

1,475	U.S. Treasury Note	0.13	5/31/22	1,474

1,750	U.S. Treasury Note	0.13	6/30/22	1,749

1,375	U.S. Treasury Note	0.25	6/15/23	1,378

1,565	U.S. Treasury Note	0.25	4/15/23	1,568

1,460	U.S. Treasury Note	0.25	5/31/25	1,458

1,855	U.S. Treasury Note	0.25	6/30/25	1,851

1,850	U.S. Treasury Note	0.38	3/31/22	1,857

1,735	U.S. Treasury Note	0.38	4/30/25	1,743

1,200	U.S. Treasury Note	0.50	5/31/27	1,201

1,280	U.S. Treasury Note	0.50	6/30/27	1,281

1,085	U.S. Treasury Note	0.50	4/30/27	1,086

2,010	U.S. Treasury Note	0.50	3/31/25	2,031

1,380	U.S. Treasury Note	0.50	3/15/23	1,392

895	U.S. Treasury Note	0.63	3/31/27	904

1,585	U.S. Treasury Note	0.63	5/15/30	1,580

95	U.S. Treasury Note	1.13	2/28/27	99

930	U.S. Treasury Note	1.13	9/30/21	941

1,100	U.S. Treasury Note	1.13	8/31/21	1,112

965	U.S. Treasury Note	1.13	2/28/25	1,003

85	U.S. Treasury Note	1.13	7/31/21	86

930	U.S. Treasury Note	1.25	7/31/23	961

670	U.S. Treasury Note	1.25	8/31/24	698

960	U.S. Treasury Note	1.25	10/31/21	974

735	U.S. Treasury Note	1.38	9/30/23	763

1,230	U.S. Treasury Note	1.38	8/31/23	1,277

1,425	U.S. Treasury Note	1.38	6/30/23	1,476

1,510	U.S. Treasury Note	1.38	1/31/22	1,539

890	U.S. Treasury Note	1.38	8/31/26	941

1,060	U.S. Treasury Note	1.38	10/15/22	1,089

1,270	U.S. Treasury Note	1.50	10/31/21	1,292

1,590	U.S. Treasury Note	1.50	11/30/24	1,677

1,200	U.S. Treasury Note	1.50	11/30/21	1,223

1,485	U.S. Treasury Note	1.50	9/30/24	1,564

205	U.S. Treasury Note	1.50	8/15/22	211

1,620	U.S. Treasury Note	1.50	10/31/24	1,707

1,255	U.S. Treasury Note	1.50	9/30/21	1,276

1,330	U.S. Treasury Note	1.50	9/15/22	1,369

925	U.S. Treasury Note	1.50	8/31/21	939

1,195	U.S. Treasury Note	1.50	2/15/30	1,291

905	U.S. Treasury Note	1.50	1/31/27	966

965	U.S. Treasury Note	1.50	3/31/23	1,000

2,030	U.S. Treasury Note	1.50	8/15/26	2,163

1,095	U.S. Treasury Note	1.63	11/30/26	1,177

1,305	U.S. Treasury Note	1.63	12/15/22	1,352

1,375	U.S. Treasury Note	1.63	12/31/21	1,405

1,200	U.S. Treasury Note	1.63	10/31/23	1,257

925	U.S. Treasury Note	1.63	10/31/26	994

1,005	U.S. Treasury Note	1.63	9/30/26	1,079

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$700	U.S. Treasury Note	1.63	8/31/22	$722

990	U.S. Treasury Note	1.63	8/15/22	1,021

1,252	U.S. Treasury Note	1.63	11/15/22	1,295

1,545	U.S. Treasury Note	1.63	8/15/29	1,685

1,250	U.S. Treasury Note	1.63	5/31/23	1,303

1,095	U.S. Treasury Note	1.63	5/15/26	1,173

810	U.S. Treasury Note	1.63	4/30/23	843

1,800	U.S. Treasury Note	1.63	2/15/26	1,925

1,100	U.S. Treasury Note	1.75	6/15/22	1,134

315	U.S. Treasury Note	1.75	3/31/22	324

710	U.S. Treasury Note	1.75	9/30/22	735

1,603	U.S. Treasury Note	1.75	5/15/23	1,675

1,020	U.S. Treasury Note	1.75	7/15/22	1,053

965	U.S. Treasury Note	1.75	6/30/22	995

800	U.S. Treasury Note	1.75	5/31/22	824

700	U.S. Treasury Note	1.75	1/31/23	728

820	U.S. Treasury Note	1.75	4/30/22	844

1,100	U.S. Treasury Note	1.75	12/31/26	1,191

1,160	U.S. Treasury Note	1.75	12/31/24	1,237

745	U.S. Treasury Note	1.75	7/31/24	791

1,290	U.S. Treasury Note	1.75	11/15/29	1,424

1,305	U.S. Treasury Note	1.75	7/31/21	1,327

1,395	U.S. Treasury Note	1.75	11/30/21	1,426

990	U.S. Treasury Note	1.88	8/31/24	1,057

875	U.S. Treasury Note	1.88	8/31/22	907

585	U.S. Treasury Note	1.88	4/30/22	603

820	U.S. Treasury Note	1.88	5/31/22	847

1,260	U.S. Treasury Note	1.88	11/30/21	1,290

1,350	U.S. Treasury Note	1.88	1/31/22	1,386

925	U.S. Treasury Note	1.88	2/28/22	951

850	U.S. Treasury Note	1.88	3/31/22	875

850	U.S. Treasury Note	1.88	10/31/22	884

1,000	U.S. Treasury Note	1.88	6/30/26	1,087

950	U.S. Treasury Note	1.88	7/31/22	984

1,045	U.S. Treasury Note	1.88	7/31/26	1,137

910	U.S. Treasury Note	1.88	9/30/22	945

840	U.S. Treasury Note	2.00	7/31/22	872

1,635	U.S. Treasury Note	2.00	8/15/25	1,775

1,000	U.S. Treasury Note	2.00	10/31/21	1,024

1,750	U.S. Treasury Note	2.00	11/30/22	1,827

975	U.S. Treasury Note	2.00	8/31/21	996

1,310	U.S. Treasury Note	2.00	11/15/21	1,343

1,710	U.S. Treasury Note	2.00	5/31/24	1,828

1,360	U.S. Treasury Note	2.00	4/30/24	1,452

885	U.S. Treasury Note	2.00	11/15/26	972

1,538	U.S. Treasury Note	2.00	2/15/23	1,612

900	U.S. Treasury Note	2.00	10/31/22	938

1,000	U.S. Treasury Note	2.13	5/15/22	1,037

445	U.S. Treasury Note	2.13	11/30/24	482

1,950	U.S. Treasury Note	2.13	3/31/24	2,089

650	U.S. Treasury Note	2.13	11/30/23	693

1,085	U.S. Treasury Note	2.13	9/30/21	1,111

800	U.S. Treasury Note	2.13	12/31/21	823

1,785	U.S. Treasury Note	2.13	12/31/22	1,872

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$365	U.S. Treasury Note	2.13	6/30/22	$379

800	U.S. Treasury Note	2.13	5/15/25	871

590	U.S. Treasury Note	2.13	7/31/24	635

1,720	U.S. Treasury Note	2.13	8/15/21	1,757

1,315	U.S. Treasury Note	2.13	9/30/24	1,419

300	U.S. Treasury Note	2.13	5/31/26	330

1,145	U.S. Treasury Note	2.13	2/29/24	1,225

2,455	U.S. Treasury Note	2.25	11/15/24	2,669

1,100	U.S. Treasury Note	2.25	3/31/26	1,217

700	U.S. Treasury Note	2.25	4/30/24	754

1,770	U.S. Treasury Note	2.25	8/15/27	1,987

2,275	U.S. Treasury Note	2.25	11/15/27	2,563

1,785	U.S. Treasury Note	2.25	2/15/27	1,993

950	U.S. Treasury Note	2.25	12/31/23	1,018

790	U.S. Treasury Note	2.25	10/31/24	858

795	U.S. Treasury Note	2.25	12/31/24	866

2,175	U.S. Treasury Note	2.25	11/15/25	2,396

810	U.S. Treasury Note	2.25	1/31/24	869

837	U.S. Treasury Note	2.25	7/31/21	856

1,675	U.S. Treasury Note	2.38	8/15/24	1,822

1,810	U.S. Treasury Note	2.38	5/15/27	2,042

2,150	U.S. Treasury Note	2.38	5/15/29	2,482

1,140	U.S. Treasury Note	2.38	4/30/26	1,271

1,375	U.S. Treasury Note	2.38	2/29/24	1,484

1,250	U.S. Treasury Note	2.38	1/31/23	1,321

1,305	U.S. Treasury Note	2.38	3/15/22	1,354

1,300	U.S. Treasury Note	2.50	1/31/24	1,406

1,535	U.S. Treasury Note	2.50	2/15/22	1,593

1,370	U.S. Treasury Note	2.50	8/15/23	1,469

1,075	U.S. Treasury Note	2.50	1/15/22	1,113

850	U.S. Treasury Note	2.50	2/28/26	951

1,285	U.S. Treasury Note	2.50	1/31/25	1,416

990	U.S. Treasury Note	2.50	3/31/23	1,053

1,815	U.S. Treasury Note	2.50	5/15/24	1,974

1,260	U.S. Treasury Note	2.63	12/15/21	1,305

260	U.S. Treasury Note	2.63	7/15/21	267

955	U.S. Treasury Note	2.63	3/31/25	1,061

1,500	U.S. Treasury Note	2.63	6/30/23	1,610

1,650	U.S. Treasury Note	2.63	12/31/23	1,789

1,205	U.S. Treasury Note	2.63	12/31/25	1,354

1,995	U.S. Treasury Note	2.63	2/15/29	2,337

1,055	U.S. Treasury Note	2.63	1/31/26	1,187

985	U.S. Treasury Note	2.63	2/28/23	1,049

1,050	U.S. Treasury Note	2.75	7/31/23	1,133

1,075	U.S. Treasury Note	2.75	8/31/23	1,162

2,120	U.S. Treasury Note	2.75	2/15/28	2,472

1,385	U.S. Treasury Note	2.75	5/31/23	1,488

990	U.S. Treasury Note	2.75	8/15/21	1,018

1,010	U.S. Treasury Note	2.75	9/15/21	1,041

1,410	U.S. Treasury Note	2.75	8/31/25	1,586

1,897	U.S. Treasury Note	2.75	11/15/23	2,060

980	U.S. Treasury Note	2.75	4/30/23	1,051

1,920	U.S. Treasury Note	2.88	5/15/28	2,265

1,405	U.S. Treasury Note	2.88	8/15/28	1,663

1,605	U.S. Treasury Note	2.88	10/31/23	1,748

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$1,500	U.S. Treasury Note	2.88		9/30/23	$1,630

835	U.S. Treasury Note	2.88		11/30/25	948

1,005	U.S. Treasury Note	2.88		5/31/25	1,132

1,040	U.S. Treasury Note	2.88		10/15/21	1,076

1,040	U.S. Treasury Note	2.88		11/15/21	1,078

750	U.S. Treasury Note	2.88		11/30/23	818

1,000	U.S. Treasury Note	2.88		7/31/25	1,129

880	U.S. Treasury Note	3.00		10/31/25	1,004

1,395	U.S. Treasury Note	3.00		9/30/25	1,589

1,380	U.S. Treasury Note	3.13		11/15/28	1,668

400	U.S. Treasury Note	5.50		8/15/28	557

	Total U.S. Treasury Obligations				278,610

	Yankee Dollar — 0.04%

115	AID-Israel (Sovereign Bond)	5.50		9/18/23	134

	Total Yankee Dollar				134

Shares

	Investment Company — 2.81%

8,593,263	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.09	(a)		8,593

	Total Investment Company				8,593

	Total Investments (cost $270,424) — 97.46%				297,934
	Other assets in excess of liabilities — 2.54%				7,755

	Net Assets — 100.00%				$305,689

(a)	The rate disclosed is the rate in effect on June 30, 2020.

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The U.S. Government Fixed Income Securities Portfolio	Mellon Investments Corporation	HC Capital Solutions	Total
U.S. Government Agency Securities	3.47%	—	3.47%
U.S. Treasury Obligations	91.14%	—	91.14%
Yankee Dollar	0.04%	—	0.04%
Investment Company	—	2.81%	2.81%
Other Assets (Liabilities)	2.54%	0.00%	2.54%

Total Net Assets	97.19%	2.81%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Inflation Protected Securities Portfolio

Portfolio of Investments — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	U.S. Treasury Obligations — 89.69%

$10,678	U.S. Treasury Inflation Index Bond	0.13		1/15/30	$11,542

9,194	U.S. Treasury Inflation Index Bond	0.13		10/15/24	9,632

2,249	U.S. Treasury Inflation Index Bond	0.25		2/15/50	2,524

4,071	U.S. Treasury Inflation Index Bond	0.63		2/15/43	4,789

6,156	U.S. Treasury Inflation Index Bond	0.75		2/15/45	7,527

5,464	U.S. Treasury Inflation Index Bond	0.75		2/15/42	6,538

8,682	U.S. Treasury Inflation Index Bond	0.75		7/15/28	9,789

3,918	U.S. Treasury Inflation Index Bond	0.88		2/15/47	4,996

3,596	U.S. Treasury Inflation Index Bond	1.00		2/15/46	4,655

3,709	U.S. Treasury Inflation Index Bond	1.00		2/15/48	4,902

3,780	U.S. Treasury Inflation Index Bond	1.00		2/15/49	5,043

5,687	U.S. Treasury Inflation Index Bond	1.38		2/15/44	7,758

4,406	U.S. Treasury Inflation Index Bond	1.75		1/15/28	5,257

5,102	U.S. Treasury Inflation Index Bond	2.00		1/15/26	5,926

2,233	U.S. Treasury Inflation Index Bond	2.13		2/15/40	3,290

3,207	U.S. Treasury Inflation Index Bond	2.13		2/15/41	4,782

7,382	U.S. Treasury Inflation Index Bond	2.38		1/15/25	8,495

4,348	U.S. Treasury Inflation Index Bond	2.38		1/15/27	5,278

3,987	U.S. Treasury Inflation Index Bond	2.50		1/15/29	5,110

1,676	U.S. Treasury Inflation Index Bond	3.38		4/15/32	2,491

4,011	U.S. Treasury Inflation Index Bond	3.63		4/15/28	5,396

4,881	U.S. Treasury Inflation Index Bond	3.88		4/15/29	6,895

12,047	U.S. Treasury Inflation Index Note	0.13		1/15/22	12,210

12,156	U.S. Treasury Inflation Index Note	0.13		7/15/24	12,697

11,767	U.S. Treasury Inflation Index Note	0.13		7/15/22	12,045

12,144	U.S. Treasury Inflation Index Note	0.13		4/15/22	12,320

12,923	U.S. Treasury Inflation Index Note	0.13		1/15/23	13,234

9,211	U.S. Treasury Inflation Index Note	0.13		4/15/25	9,662

9,217	U.S. Treasury Inflation Index Note	0.13		7/15/26	9,792

11,775	U.S. Treasury Inflation Index Note	0.25		1/15/25	12,393

8,505	U.S. Treasury Inflation Index Note	0.25		7/15/29	9,305

9,323	U.S. Treasury Inflation Index Note	0.38		7/15/27	10,134

11,055	U.S. Treasury Inflation Index Note	0.38		7/15/25	11,807

9,147	U.S. Treasury Inflation Index Note	0.38		1/15/27	9,859

12,801	U.S. Treasury Inflation Index Note	0.38		7/15/23	13,328

8,390	U.S. Treasury Inflation Index Note	0.50		4/15/24	8,819

9,749	U.S. Treasury Inflation Index Note	0.50		1/15/28	10,687

10,938	U.S. Treasury Inflation Index Note	0.63		4/15/23	11,374

12,352	U.S. Treasury Inflation Index Note	0.63		1/15/24	13,010

9,128	U.S. Treasury Inflation Index Note	0.63		7/15/21	9,285

9,715	U.S. Treasury Inflation Index Note	0.63		1/15/26	10,520

7,189	U.S. Treasury Inflation Index Note	0.88		1/15/29	8,198

	Total U.S. Treasury Obligations				353,294

Shares

	Investment Company — 9.37%

36,892,967	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.09	(a)		36,893

	Total Investment Company				36,893

	Total Investments (cost $359,141) — 99.06%				390,187
	Other assets in excess of liabilities — 0.94%				3,698

	Net Assets — 100.00%				$393,885

(a)	The rate disclosed is the rate in effect on June 30, 2020.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Inflation Protected Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2020

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Inflation Protected Securities Portfolio	Mellon Investments Corporation	HC Capital Solutions	Total
U.S. Treasury Obligations	89.69%	—	89.69%
Investment Company	0.01%	9.36%	9.37%
Other Assets (Liabilities)	0.94%	0.00%	0.94%

Total Net Assets	90.64%	9.36%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds — 75.87%

$370	AbbVie, Inc. (Biotechnology), Callable 8/14/28 @ 100.00	4.25	11/14/28	$436

989	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	1,192

2,205	AbbVie, Inc. (Biotechnology), Callable 11/14/34 @ 100.00	4.50	5/14/35	2,670

825	Air Products And Chemicals, Inc. (Chemicals), Callable 3/15/27 @ 100.00	1.85	5/15/27	863

530	Alabama Power Co., Series B (Electric Utilities), Callable 6/1/47 @ 100.00	3.70	12/1/47	606

155	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	185

1,870	Ameriprise Financial, Inc. (Capital Markets)	3.70	10/15/24	2,081

1,130	Amgen, Inc. (Biotechnology), Callable 5/19/26 @ 100.00	2.60	8/19/26	1,231

375	Amgen, Inc. (Biotechnology), Callable 8/21/39 @ 100.00	3.15	2/21/40	399

955	Amgen, Inc. (Biotechnology), Callable 5/15/41 @ 100.00	5.15	11/15/41	1,269

4,770	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/5/26 @ 100.00	3.50	12/5/26	5,349

1,066	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	1,250

2,090	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	2,542

1,850	Anheuser-Busch InBev Finance, Inc. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	2,169

335	Anthem, Inc. (Health Care Providers & Services), Callable 2/15/30 @ 100.00	2.25	5/15/30	344

1,980	Anthem, Inc. (Health Care Providers & Services), Callable 9/1/27 @ 100.00	3.65	12/1/27	2,250

790	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	990

2,160	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	2,949

750	Archer-Daniels-Midland Co., Class—C (Food Products)	4.02	4/16/43	888

6,145	AT&T, Inc. (Diversified Telecommunication Services), Callable 1/1/24 @ 100.00	4.45	4/1/24	6,884

1,730	AT&T, Inc. (Diversified Telecommunication Services)	5.35	9/1/40	2,151

585	AT&T, Inc. (Diversified Telecommunication Services)	5.55	8/15/41	740

705	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	872

405	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	496

3,300	Bank of America Corp. (Banks), Callable 10/1/24 @ 100.00	3.09 (US0003M + 109.00 bps)(a)	10/1/25	3,563

760	Bank of America Corp., MTN (Banks), Callable 10/21/26 @ 100.00	3.25	10/21/27	839

4,700	Bank of America Corp. (Banks), Callable 12/20/27 @ 100.00	3.42 (US0003M + 104.00 bps)(a)	12/20/28	5,235

550	Bank of America Corp., MTN (Banks), Callable 4/23/26 @ 100.00	3.56 (US0003M + 106.00 bps)(a)	4/23/27	613

1,443	Bank of America Corp., MTN (Banks)	3.88	8/1/25	1,636

1,358	Bank One Corp. (Banks)	8.00	4/29/27	1,895

1,504	Berkshire Hathaway Energy Co. (Multi-Utilities)	6.13	4/1/36	2,159

1,875	Berkshire Hathaway, Inc. (Multi-Utilities), Callable 8/1/44 @ 100.00	4.50	2/1/45	2,347

1,265	BP Capital Markets America, Inc. (Diversified Financial Services), Callable 1/6/30 @ 100.00	3.63	4/6/30	1,426

705	Bristol-Myers Squibb Co. (Pharmaceuticals), Callable 4/26/49 @ 100.00	4.25	10/26/49	928

823	Bristol-Myers Squibb Co. (Pharmaceuticals)	6.80	11/15/26	1,086

300	Bunge Limited Finance Corp. (Food Products), Callable 8/25/22 @ 100.00	3.00	9/25/22	310

1,510	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	1,569

500	Capital One Bank USA NA (Banks), Callable 1/28/25 @ 100.00	2.28 (SOFR + 91.10 bps)(a)	1/28/26	506

900	Capital One Financial Corp. (Consumer Finance), Callable 1/5/25 @ 100.00	3.20	2/5/25	966

1,350	Capital One Financial Corp. (Consumer Finance), Callable 9/30/24 @ 100.00	3.30	10/30/24	1,448

4,380	Capital One Financial Corp. (Consumer Finance)	3.50	6/15/23	4,693

1,305	Caterpillar, Inc. (Machinery), Callable 1/9/30 @ 100.00	2.60	4/9/30	1,415

600	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	878

7,220	Citigroup, Inc. (Banks), Callable 7/21/26 @ 100.00	3.20	10/21/26	7,905

1,115	Citigroup, Inc. (Banks), Callable 4/23/28 @ 100.00	4.08 (US0003M + 119.20 bps)(a)	4/23/29	1,270

1,035	Comcast Corp. (Media), Callable 9/1/37 @ 100.00	3.90	3/1/38	1,228

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$295	Comcast Corp. (Media)	4.65	7/15/42	$382

2,185	Comcast Corp. (Media)	4.75	3/1/44	2,879

2,220	ConocoPhillips (Oil, Gas & Consumable Fuels)	6.50	2/1/39	3,208

175	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	264

765	Constellation Brands, Inc. (Beverages)	4.75	12/1/25	899

1,650	Constellation Brands, Inc. (Beverages)	4.75	11/15/24	1,905

2,315	CSX Corp. (Road & Rail)	6.22	4/30/40	3,365

3,295	CVS Health Corp. (Health Care Providers & Services), Callable 12/25/27 @ 100.00	4.30	3/25/28	3,851

1,905	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/37 @ 100.00	4.78	3/25/38	2,346

1,765	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	1,719

315	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 9/15/25 @ 100.00	5.85	12/15/25	348

2,445	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 1/1/23 @ 100.00	2.75	2/1/23	2,548

930	Dominion Energy Gas Holding LLC (Multi-Utilities), Callable 8/15/29 @ 100.00	3.00	11/15/29	989

1,830	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	2,003

200	Duke Energy Carolinas LLC (Electric Utilities), Callable 6/15/41 @ 100.00	4.25	12/15/41	246

960	Duke Energy Corp. (Electric Utilities), Callable 5/15/27 @ 100.00	3.15	8/15/27	1,062

660	Duke Energy Progress LLC (Electric Utilities), Callable 2/15/45 @ 100.00	4.20	8/15/45	819

685	E.I. du Pont de Nemours and Co. (Chemicals), Callable 4/15/30 @ 100.00	2.30	7/15/30	712

560	Ecolab, Inc. (Chemicals), Callable 12/24/29 @ 100.00	4.80	3/24/30	708

2,050	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	2,201

920	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 11/15/25 @ 100.00	3.70	2/15/26	1,032

2,782	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	3,231

1,545	FedEx Corp. (Air Freight & Logistics), Callable 1/1/26 @ 100.00	3.25	4/1/26	1,677

495	FedEx Corp. (Air Freight & Logistics)	4.90	1/15/34	601

705	Fiserv, Inc. (IT Services), Callable 4/1/29 @ 100.00	3.50	7/1/29	792

1,195	Fiserv, Inc. (IT Services), Callable 3/1/25 @ 100.00	3.85	6/1/25	1,350

225	Fiserv, Inc. (IT Services), Callable 1/1/49 @ 100.00	4.40	7/1/49	272

920	General Motors Financial Co. (Consumer Finance), Callable 3/9/23 @ 100.00	3.70	5/9/23	946

3,295	General Motors Financial Co. (Consumer Finance), Callable 2/1/21 @ 100.00	4.20	3/1/21	3,336

1,225	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	1,585

393	GlaxoSmithKline Capital, Inc. (Diversified Financial Services)	6.38	5/15/38	598

3,455	Healthcare Trust of America Holdings LP (Equity Real Estate Investment Trusts), Callable 5/1/26 @ 100.00	3.50	8/1/26	3,730

1,212	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 6/8/47 @ 100.00	3.73	12/8/47	1,458

1,135	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	1,481

1,340	Interpublic Group of Companies, Inc. (Media)	3.50	10/1/20	1,351

2,130	Interpublic Group of Companies, Inc. (Media)	4.20	4/15/24	2,325

3,690	JPMorgan Chase & Co. (Banks), Callable 5/1/27 @ 100.00	3.54 (US0003M + 138.00 bps)(a)	5/1/28	4,114

1,658	JPMorgan Chase & Co. (Banks), Callable 5/6/29 @ 100.00	3.70 (US0003M + 116.00 bps)(a)	5/6/30	1,894

1,718	JPMorgan Chase & Co. (Banks), Callable 4/15/25 @ 100.00	3.90	7/15/25	1,939

190	Lincoln National Corp. (Insurance), Callable 9/15/26 @ 100.00	3.63	12/12/26	211

1,940	Lincoln National Corp. (Insurance)	7.00	6/15/40	2,731

595	Lockheed Martin Corp. (Aerospace & Defense)	4.07	12/15/42	763

1,305	Lockheed Martin Corp. (Aerospace & Defense), Callable 11/15/35 @ 100.00	4.50	5/15/36	1,693

295	LYB International Finance BV (Chemicals), Callable 9/15/43 @ 100.00	4.88	3/15/44	345

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$490	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45	6/1/27	$528

1,380	Martin Marietta Materials, Inc. (Construction Materials), Callable 4/2/24 @ 100.00	4.25	7/2/24	1,505

2,170	Microsoft Corp. (Software), Callable 8/6/56 @ 100.00	4.50	2/6/57	3,045

1,590	Mohawk Industries, Inc. (Household Durables), Callable 2/15/30 @ 100.00	3.63	5/15/30	1,733

2,020	Morgan Stanley (Capital Markets)	3.88	1/27/26	2,287

1,860	Morgan Stanley, MTN (Capital Markets), Callable 1/23/29 @ 100.00	4.43 (US0003M + 162.80 bps)(a)	1/23/30	2,209

1,035	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 4/1/25 @ 100.00	2.75	5/1/25	1,121

365	Northrop Grumman Corp. (Aerospace & Defense), Callable 4/15/47 @ 100.00	4.03	10/15/47	441

310	Northrop Grumman Corp. (Aerospace & Defense), Callable 11/1/49 @ 100.00	5.25	5/1/50	443

485	Nucor Corp. (Metals & Mining), Callable 3/1/30 @ 100.00	2.70	6/1/30	509

1,436	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	1,845

2,132	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 6/16/26 @ 100.00	3.20	9/16/26	2,414

380	Oracle Corp. (Software), Callable 11/15/44 @ 100.00	4.13	5/15/45	453

1,535	Oracle Corp. (Software)	5.38	7/15/40	2,125

1,330	Pfizer, Inc. (Pharmaceuticals), Callable 3/15/38 @ 100.00	4.10	9/15/38	1,660

500	Philip Morris International, Inc. (Tobacco)	4.13	5/17/21	516

1,340	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	1,645

1,725	Principal Financial Group, Inc. (Insurance), Callable 8/15/26 @ 100.00	3.10	11/15/26	1,877

2,139	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	2,889

1,230	Prudential Financial, Inc. (Insurance)	4.60	5/15/44	1,483

152	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	225

265	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	305

1,380	RELX Capital, Inc. (Professional Services), Callable 2/22/30 @ 100.00	3.00	5/22/30	1,486

1,145	RELX Capital, Inc. (Professional Services), Callable 2/16/23 @ 100.00	3.50	3/16/23	1,219

1,244	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00	3.50	3/15/27	1,391

1,950	Roper Technologies, Inc. (Industrial Conglomerates), Callable 9/15/25 @ 100.00	3.85	12/15/25	2,209

520	Roper Technologies, Inc. (Industrial Conglomerates), Callable 6/15/28 @ 100.00	4.20	9/15/28	609

385	Southern Company Gas Capital Corp. (Electric Utilities), Callable 8/1/23 @ 100.00	2.45	10/1/23	403

330	Southern Company Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	353

920	Southern Company Gas Capital Corp. (Electric Utilities), Callable 11/30/46 @ 100.00	4.40	5/30/47	1,100

695	Southwest Airlines Co. (Airlines), Callable 8/15/26 @ 100.00	3.00	11/15/26	678

722	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15	2/1/24	714

3,371	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	3,486

1,625	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	1,458

340	Target Corp. (Multiline Retail), Callable 6/15/30 @ 100.00	2.65	9/15/30	373

1,850	TCI Communications, Inc. (Media)	7.88	2/15/26	2,514

3,640	The Goldman Sachs Group, Inc. (Capital Markets), Callable 10/23/24 @ 100.00	3.50	1/23/25	3,968

1,465	The Goldman Sachs Group, Inc. (Capital Markets), Callable 1/26/26 @ 100.00	3.85	1/26/27	1,653

1,290	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	1,711

1,485	The Home Depot, Inc. (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	2,113

1,671	The Travelers Companies, Inc. (Insurance)	6.25	6/15/37	2,449

1,485	The Walt Disney Co. (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	1,879

1,310	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 6/19/26 @ 100.00	2.95	9/19/26	1,442

1,345	Toyota Motor Credit Corp., MTN (Consumer Finance)	3.38	4/1/30	1,546

250	Truist Bank (Banks), Callable 2/10/25 @ 100.00	1.50	3/10/25	256

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Corporate Bonds (continued)

$1,500	Union Pacific Corp. (Road & Rail), Callable 6/10/28 @ 100.00	3.95		9/10/28	$1,772

200	United Parcel Service, Inc. (Air Freight & Logistics), Callable 3/1/49 @ 100.00	3.40		9/1/49	220

140	United Parcel Service, Inc. (Air Freight & Logistics), Callable 9/15/48 @ 100.00	4.25		3/15/49	174

674	United Technologies Corp. (Aerospace & Defense)	4.50		6/1/42	836

810	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63		11/15/41	1,047

1,185	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75		7/15/45	1,596

1,505	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63		6/15/37	1,978

1,300	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 11/1/24 @ 100.00	3.50		2/1/25	1,345

6,425	Verizon Communications, Inc. (Diversified Telecommunication Services)	4.33		9/21/28	7,733

2,022	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.01		8/21/54	2,895

820	Virginia Electric & Power Co. (Electric Utilities), Callable 2/15/43 @ 100.00	4.65		8/15/43	1,044

501	Walmart, Inc. (Food & Staples Retailing)	5.00		10/25/40	710

730	Walmart, Inc. (Food & Staples Retailing)	5.63		4/1/40	1,089

1,120	Waste Management, Inc. (Commercial Services & Supplies), Callable 3/15/29 @ 100.00	3.45		6/15/29	1,156

780	Waste Management, Inc. (Commercial Services & Supplies), Callable 1/15/39 @ 100.00	4.00		7/15/39	803

1,580	Wells Fargo & Co., MTN (Banks), Callable 10/30/29 @ 100.00	2.88 (US0003M + 117.00 bps)(a)		10/30/30	1,689

5,155	Wells Fargo & Co. (Banks)	3.00		10/23/26	5,612

374	Wells Fargo & Co. (Banks)	3.00		4/22/26	407

605	Wells Fargo & Co., MTN (Banks), Callable 6/17/26 @ 100.00	3.20 (US0003M + 117.00 bps)(a)		6/17/27	656

780	Wells Fargo & Co., MTN (Banks), Callable 10/24/28 @ 100.00	4.15		1/24/29	919

340	Westvaco Corp. (Containers & Packaging)	8.20		1/15/30	481

515	WRKCo, Inc. (Containers & Packaging), Callable 3/15/33 @ 100.00	3.00		6/15/33	533

3,045	WRKCo, Inc. (Containers & Packaging), Callable 1/15/26 @ 100.00	4.65		3/15/26	3,530

1,846	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75		8/1/37	2,641

	Total Corporate Bonds				263,764

	Yankee Dollars — 15.28%

850	America Movil SAB de CV (Wireless Telecommunication Services)	6.13		11/15/37	1,197

1,082	Aptiv PLC (Auto Components), Callable 10/15/25 @ 100.00	4.25		1/15/26	1,194

1,800	Barclays PLC (Banks), Callable 1/10/22 @ 100.00	3.68		1/10/23	1,863

645	BHP Billiton Finance USA Ltd. (Metals & Mining)	5.00		9/30/43	885

2,094	BP Capital Markets PLC (Diversified Financial Services)	3.54		11/4/24	2,301

1,246	British Telecommunications PLC (Diversified Telecommunication Services)	9.63		12/15/30	2,037

1,191	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 12/15/22 @ 100.00	2.95		1/15/23	1,229

2,504	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85		6/1/27	2,676

845	Canadian Pacific Railway Co. (Road & Rail), Callable 12/5/29 @ 100.00	2.05		3/5/30	865

350	Canadian Pacific Railway Co. (Road & Rail), Callable 11/1/24 @ 100.00	2.90		2/1/25	377

2,240	Canadian Pacific Railway Co. (Road & Rail), Callable 12/15/22 @ 100.00	4.45		3/15/23	2,395

2,728	Coca-Cola European Partners PLC (Beverages)	3.50		9/15/20	2,740

1,000	Coca-Cola European Partners PLC (Beverages), Callable 6/1/21 @ 100.00	4.50		9/1/21	1,026

1,106	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75	(b)	6/15/30	1,723

1,010	Diageo Capital PLC (Diversified Financial Services)	5.88		9/30/36	1,438

2,180	Equinor ASA (Oil, Gas & Consumable Fuels), Callable 1/6/30 @ 100.00	3.13		4/6/30	2,405

1,430	Iberdrola International BV (Electric Utilities)	5.81		3/15/25	1,695

1,795	Iberdrola International BV (Electric Utilities)	6.75		7/15/36	2,477

525	LYB International Finance II BV (Chemicals), Callable 12/2/26 @ 100.00	3.50		3/2/27	571

321	LyondellBasell Industries N.V. (Chemicals), Callable 8/26/54 @ 100.00	4.63		2/26/55	357

2,000	LyondellBasell Industries N.V. (Chemicals), Callable 1/15/24 @ 100.00	5.75		4/15/24	2,295

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Yankee Dollars (continued)

$2,087	Nutrien Ltd. (Chemicals), Callable 2/13/30 @ 100.00	2.95		5/13/30	$2,205

1,143	Orange SA (Diversified Telecommunication Services)	9.00		3/1/31	1,857

920	Shell International Finance BV (Diversified Financial Services), Callable 1/6/30 @ 100.00	2.75		4/6/30	996

893	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13		5/11/35	1,087

1,185	Shell International Finance BV (Oil, Gas & Consumable Fuels)	6.38		12/15/38	1,761

1,145	Statoil ASA (Oil, Gas & Consumable Fuels)	5.10		8/17/40	1,463

831	Statoil ASA (Oil, Gas & Consumable Fuels)	7.75		6/15/23	990

850	Telefonica Emisiones SA (Diversified Telecommunication Services)	4.67		3/6/38	1,012

280	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.46		2/16/21	288

3,445	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels), Callable 2/15/28 @ 100.00	4.25		5/15/28	3,939

1,040	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10		6/1/40	1,296

451	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.20		10/15/37	601

440	Vodafone Group PLC (Wireless Telecommunication Services)	5.00		5/30/38	549

946	Vodafone Group PLC (Wireless Telecommunication Services)	6.15		2/27/37	1,315

	Total Yankee Dollars				53,105

Shares

	Investment Companies — 8.20%

925,052	State Street Institutional Treasury Money Market Fund, Premier Class	0.14	(c)		925

27,588,657	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.09	(c)		27,589

	Total Investment Companies				28,514

	Total Investments (cost $316,976) — 99.35%				345,383
	Other assets in excess of liabilities — 0.65%				2,270

	Net Assets — 100.00%				$347,653

(a)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2020.
(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate disclosed is the rate in effect on June 30, 2020.
(c)	The rate disclosed is the rate in effect on June 30, 2020.

bps — Basis Points

MTN — Medium Term Note

SOFR — Secured Overnight Financing Rate

US0003M — 3 Month US Dollar LIBOR

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt Capital Management, LLC	HC Capital Solutions	Total
Corporate Bonds	75.87%	—	75.87%
Yankee Dollars	15.28%	—	15.28%
Investment Companies	0.26%	7.94%	8.20%
Other Assets (Liabilities)	0.90%	-0.25%	0.65%

Total Net Assets	92.31%	7.69%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Asset Backed Securities — 1.07%

$200	BMW Vehicle Owner Trust, Series 2018-A, Class—A4, Callable 1/25/22 @ 100.00	2.51		6/25/24	$205

200	Capital One Multi-Asset Execution Trust, Series 2017-A3, Class—A3	2.43		1/15/25	206

270	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class—A1	2.84		12/16/24	280

300	CarMax Auto Owner Trust, Series 2017-2, Class—A4, Callable 6/15/21 @ 100.00	2.25		9/15/22	304

100	Discover Card Execution Note Trust, Series 2017-A2, Class—A2	2.39		7/15/24	102

350	Discover Card Execution Note Trust, Series 2018-A4, Class—A4	3.11		1/16/24	360

90	Ford Credit Floorplan Master Owner Trust, Series 2019-A1, Class—A1	2.23		9/15/24	91

156	GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class—A4, Callable 11/16/21 @ 100.00	2.46		7/17/23	160

250	Nissan Auto Receivables Owner Trust, Series 2019-A, Class—A3, Callable 4/15/23 @ 100.00	2.90		10/16/23	258

200	Synchrony Credit Card Master Note Trust, Series 2018-1, Class—A	2.97		3/15/24	203

200	Toyota Auto Receivables Owner Trust, Series 2018-A, Class—A4, Callable 1/15/22 @ 100.00	2.52		5/15/23	205

50	Toyota Auto Receivables Owner Trust, Series 2019-A, Class—A3, Callable 1/15/23 @ 100.00	2.91		7/17/23	51

50	World Omni Auto Receivables Trust, Series 2019-A3, Class—A3, Callable 1/15/23 @ 100.00	3.04		5/15/24	52

200	World Omni Automobile Lease Securitization Trust, Series 2019-A, Class—A3, Callable 12/15/21 @ 100.00	2.94		5/16/22	204

	Total Asset Backed Securities				2,681

	Collateralized Mortgage Obligations — 6.68%

100	Bank, Series 2019-BN21, Class—A5	2.85		10/15/52	110

100	Bank, Series 2019-BNK19, Class—A3, Callable 7/11/29 @ 100.00	3.18		8/15/61	112

250	Bank, Series 2017-BNK9, Class—ASB	3.47		11/15/54	273

300	Bank, Series 2018-BN10, Class—A5	3.69		2/15/61	341

300	Bank, Series 2019-BN17, Class—A4	3.71		4/15/52	348

200	Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class—A2	3.12		2/15/50	205

100	Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class—ASB	3.37		2/15/50	107

250	Benchmark Mortgage Trust, Series 2019-B9, Class—A5	4.02		3/15/52	293

200	Benchmark Mortgage Trust, Series 2018-B6, Class—A4	4.26		10/10/51	237

228	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class—A4	2.88		2/10/48	239

100	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class—AS	2.92		2/15/53	105

150	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class—A4	3.10		12/15/72	167

183	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class—A5	3.14		2/10/48	194

100	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class—A4	3.31		4/10/49	109

100	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class—A5	3.62		2/10/49	110

228	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class—A4	3.62		7/10/47	246

183	Commercial Mortgage Trust, Series 2015-LC19, Class—A4	3.18		2/10/48	196

80	Commercial Mortgage Trust, Series 2015-DC1, Class—A5	3.35		2/10/48	86

256	Commercial Mortgage Trust, Series 2013-CR8, Class—A5	3.61	(a)	6/10/46	272

100	Commercial Mortgage Trust, Series 2014-UBS4, Class—AM	3.97		8/10/47	107

100	Commercial Mortgage Trust, Series 2013-CR11, Class—B	5.28	(a)	8/10/50	106

200	CSAIL Commercial Mortgage Trust, Series 2016-C7, Class—ASB	3.31		11/15/49	210

500	CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class—A2	3.82		4/15/51	525

117	Fannie Mae-ACES, Series 2016-M6, Class—A1	2.14		5/25/26	123

31	Fannie Mae-ACES, Series 2017-M8, Class—A1	2.65		5/25/27	32

6	Fannie Mae-ACES, Series 2013-M14, Class—APT	2.71	(a)	4/25/23	6

272	Fannie Mae-ACES, Series 2015-M3, Class—A2	2.72		10/25/24	292

179	Fannie Mae-ACES, Series 2012-M1, Class—A2	2.73		10/25/21	183

200	Fannie Mae-ACES, Series 2017-M7, Class—A2	2.96	(a)	2/25/27	223

250	Fannie Mae-ACES, Series 2017-M11, Class—A2	2.98		8/25/29	281

222	Fannie Mae-ACES, Series 2014-M9, Class—A2	3.10	(a)	7/25/24	240

300	Fannie Mae-ACES, Series 2017-M12, Class—A2	3.18	(a)	6/25/27	337

200	Fannie Mae-ACES, Series 2017 M15, Class—ATS2	3.20	(a)	11/25/27	222

250	Fannie Mae-ACES, Series 2018-M14, Class—A2	3.70	(a)	8/25/28	292

200	Fannie Mae-ACES, Series 2019-M2, Class—A2	3.75	(a)	11/25/28	233

400	Freddie Mac Multifamily Structured Pass Through Certificates, Series K081, Class—A2	3.90	(a)	8/25/28	480

100	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K106, Class—A1	1.78		5/25/29	106

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Collateralized Mortgage Obligations (continued)

$49	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K099, Class—A1	2.26		6/25/29	$53

46	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class—A2	2.31		8/25/22	47

87	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K058, Class—A1	2.34		7/25/26	93

183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K027, Class—A2	2.64		1/25/23	191

350	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K055, Class—A2	2.67		3/25/26	382

108	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class—A2	2.87		12/25/21	111

175	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K726, Class—A2	2.91		7/25/49	187

39	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class—A1	3.02		2/25/23	40

365	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K043, Class—A2	3.06		12/25/24	401

271	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K716, Class—A2	3.13		6/25/21	276

100	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K092, Class—A2	3.30		4/25/29	117

183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class—A2	3.31	(a)	5/25/23	196

183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class—A2	3.32	(a)	2/25/23	194

100	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K047, Class—A2, Callable 5/11/25 @ 100.00	3.33	(a)	5/25/25	111

250	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K091, Class—A2	3.51		3/25/29	296

250	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K087, Class—A2	3.77		12/25/28	300

500	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K077, Class—A2	3.85		5/25/28	596

230	GS Mortgage Securities Trust, Series 2016-GS2, Class—A3	2.79		5/10/49	241

200	GS Mortgage Securities Trust, Series 2019-GC42, Class—A4	3.00		9/1/52	221

100	GS Mortgage Securities Trust, Series 2017-GS5, Class—A2	3.22		3/10/50	102

250	GS Mortgage Securities Trust, Series 2017-GS5, Class—A4	3.67		3/10/50	279

100	GS Mortgage Securities Trust, Series 2018-GS10, Class—A5	4.16	(a)	7/10/51	117

274	GS Mortgage Securities Trust, Series 2013-GC14, Class—A5	4.24		8/10/46	296

137	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class—A5	3.64		11/15/47	149

183	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class—A4, Callable 7/15/24 @ 100.00	3.80		9/15/47	199

183	JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class—A5	4.13		11/15/45	197

166	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-C8, Class—A3	2.83		10/15/45	170

93	Morgan Stanley BAML Trust, Series 2015-C21, Class—ASB	3.15		3/15/48	97

183	Morgan Stanley BAML Trust, Series 2015-C20, Class—A4	3.25		2/15/48	194

200	Morgan Stanley BAML Trust, Series 2014-C19, Class—A4	3.53		12/15/47	215

200	Morgan Stanley BAML Trust, Series 2017-C33, Class—A5	3.60		5/15/50	223

100	Morgan Stanley BAML Trust, Series 2014-C17, Class—A5, Callable 7/11/24 @ 100.00	3.74		8/15/47	108

100	Morgan Stanley BAML Trust, Series 2014-C15, Class—A4	4.05		4/15/47	109

200	Morgan Stanley Capital I Trust, Series 2017-H1, Class—A4	3.26		6/15/50	218

183	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class—A4	3.59		3/15/49	202

100	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class—A4	3.06		10/10/48	106

141	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class—A4	3.53		5/10/63	147

272	Wells Fargo Commercial Mortgage Trust, Series 2019-C53, Class—A4	3.04		10/15/52	302

500	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class—A4	3.10		6/15/49	535

183	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class—A4	3.66		9/15/58	201

124	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class—A4	3.81		12/15/48	137

169	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class—A5	3.82		8/15/50	178

142	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class—C	4.07		2/15/48	134

100	Wells Fargo Commercial Mortgage Trust, Series 2018-C47, Class—A4	4.44		9/15/61	119

119	WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class—ASB	2.98		6/15/46	121

	Total Collateralized Mortgage Obligations				16,656

	U.S. Government Agency Mortgages — 78.58%

40	Fannie Mae, Pool #AS0001	2.00		7/1/28	41

18	Fannie Mae, Pool #CA0052	2.00		7/1/32	18

36	Fannie Mae, Pool #AY4232	2.00		5/1/30	37

81	Fannie Mae, Pool #MA2906	2.00		2/1/32	84

25	Fannie Mae, Pool #BJ4362	2.00		11/1/32	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$199	Fannie Mae, Pool #AS1058	2.00	11/1/28	$206

148	Fannie Mae, Pool #AB7391	2.50	12/1/42	154

261	Fannie Mae, Pool #MA3154	2.50	10/1/32	273

35	Fannie Mae, Pool #AS8437	2.50	12/1/36	36

76	Fannie Mae, Pool #AZ6458	2.50	7/1/30	79

236	Fannie Mae, Pool #MA1277	2.50	12/1/27	247

431	Fannie Mae, Pool #MA3902	2.50	12/1/49	449

155	Fannie Mae, Pool #BE3032	2.50	1/1/32	163

34	Fannie Mae, Pool #AS0513	2.50	8/1/43	36

90	Fannie Mae, Pool #MA3801	2.50	10/1/49	94

97	Fannie Mae, Pool #MA3896	2.50	1/1/35	101

154	Fannie Mae, Pool #AU2619	2.50	8/1/28	161

39	Fannie Mae, Pool #MA1270	2.50	11/1/32	40

92	Fannie Mae, Pool #MA3217	2.50	12/1/32	96

19	Fannie Mae, Pool #MA1511	2.50	7/1/33	20

43	Fannie Mae, Pool #MA3788	2.50	9/1/39	45

81	Fannie Mae, Pool #MA3737	2.50	8/1/34	85

443	Fannie Mae, Pool #MA2730	2.50	8/1/46	464

17	Fannie Mae, Pool #AS8172	2.50	10/1/36	17

19	Fannie Mae, Pool #MA2854	2.50	12/1/46	20

18	Fannie Mae, Pool #MA2888	2.50	1/1/47	19

45	Fannie Mae, Pool #MA2868	2.50	1/1/32	47

55	Fannie Mae, Pool #AS4660	2.50	3/1/30	58

264	Fannie Mae, Pool #MA1210	2.50	10/1/27	277

473	Fannie Mae, Pool #MA3246	2.50	1/1/33	496

195	Fannie Mae, Pool #MA3764	2.50	9/1/34	205

92	Fannie Mae, Pool #AS8246	2.50	11/1/31	97

24	Fannie Mae, Pool #MA3965	2.50	3/1/40	26

60	Fannie Mae, Pool #AT2717	2.50	5/1/43	63

214	Fannie Mae, Pool #AP4742	2.50	8/1/27	224

16	Fannie Mae, Pool #MA2789	2.50	10/1/36	16

335	Fannie Mae, Pool #MA3827	2.50	11/1/34	351

161	Fannie Mae, Pool #AS4946	2.50	5/1/30	169

101	Fannie Mae, Pool #AU5334	2.50	11/1/28	105

131	Fannie Mae, Pool #AS8892	2.50	2/1/32	137

70	Fannie Mae, Pool #BJ3944	2.50	1/1/33	74

53	Fannie Mae, Pool #BJ3742	2.50	12/1/32	56

374	Fannie Mae, Pool #MA3765	2.50	9/1/49	390

224	Fannie Mae, Pool #AO3019	2.50	5/1/27	235

45	Fannie Mae, Pool #ZT2094	2.50	6/1/34	47

99	Fannie Mae, Pool #AU6387	2.50	11/1/28	104

70	Fannie Mae, Pool #MA3282	2.50	2/1/33	74

137	Fannie Mae, Pool #BC9041	2.50	11/1/31	144

45	Fannie Mae, Pool #MA3830	2.50	11/1/39	47

529	Fannie Mae, Pool #AP6493	3.00	9/1/42	565

106	Fannie Mae, Pool #MA1401	3.00	4/1/33	113

328	Fannie Mae, Pool #BD2446	3.00	1/1/47	346

77	Fannie Mae, Pool #MA3304	3.00	3/1/48	81

153	Fannie Mae, Pool #MA3147	3.00	10/1/47	162

83	Fannie Mae, Pool #AL8861	3.00	7/1/31	87

105	Fannie Mae, Pool #MA1527	3.00	8/1/33	112

87	Fannie Mae, Pool #MA2773	3.00	10/1/36	93

752	Fannie Mae, Pool #AB7099	3.00	11/1/42	804

165	Fannie Mae, Pool #MA3179	3.00	11/1/47	175

182	Fannie Mae, Pool #AU3735	3.00	8/1/43	194

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$150	Fannie Mae, Pool #BE1901	3.00	12/1/46	$158

117	Fannie Mae, Pool #AS8186	3.00	10/1/46	124

156	Fannie Mae, Pool #CA3788	3.00	7/1/49	164

244	Fannie Mae, Pool #BC4764	3.00	10/1/46	258

195	Fannie Mae, Pool #AS0196	3.00	8/1/28	209

65	Fannie Mae, Pool #AS8438	3.00	12/1/36	69

69	Fannie Mae, Pool #BJ2996	3.00	1/1/33	73

131	Fannie Mae, Pool #AS7908	3.00	9/1/46	138

49	Fannie Mae, Pool #MA2579	3.00	4/1/36	52

80	Fannie Mae, Pool #BE4400	3.00	1/1/47	84

16	Fannie Mae, Pool #MA3100	3.00	8/1/37	16

203	Fannie Mae, Pool #AS8784	3.00	2/1/47	214

298	Fannie Mae, Pool #MA2956	3.00	4/1/47	313

80	Fannie Mae, Pool #BD5076	3.00	2/1/32	84

97	Fannie Mae, Pool #MA3934	3.00	2/1/40	102

49	Fannie Mae, Pool #MA3185	3.00	11/1/37	52

66	Fannie Mae, Pool #MA3247	3.00	1/1/33	70

86	Fannie Mae, Pool #MA3060	3.00	7/1/32	91

113	Fannie Mae, Pool #MA3631	3.00	4/1/34	119

401	Fannie Mae, Pool #MA3834	3.00	11/1/49	422

474	Fannie Mae, Pool #MA4048	3.00	6/1/50	501

73	Fannie Mae, Pool #MA3958	3.00	3/1/40	77

32	Fannie Mae, Pool #MA3218	3.00	12/1/32	34

275	Fannie Mae, Pool #MA3960	3.00	3/1/50	289

132	Fannie Mae, Pool #MA3831	3.00	11/1/39	140

33	Fannie Mae, Pool #MA2897	3.00	2/1/37	36

205	Fannie Mae, Pool #MA2833	3.00	12/1/46	216

25	Fannie Mae, Pool #FM1585	3.00	9/1/49	26

48	Fannie Mae, Pool #MA2832	3.00	12/1/36	51

54	Fannie Mae, Pool #MA1338	3.00	2/1/33	57

33	Fannie Mae, Pool #AR7426	3.00	7/1/43	35

203	Fannie Mae, Pool #FM1134	3.00	4/1/48	214

447	Fannie Mae, Pool #BP1932	3.00	4/1/50	471

35	Fannie Mae, Pool #MA2961	3.00	4/1/37	37

341	Fannie Mae, Pool #MA2737	3.00	9/1/46	359

293	Fannie Mae, Pool #MA3082	3.00	7/1/47	308

80	Fannie Mae, Pool #MA3339	3.00	4/1/33	85

212	Fannie Mae, Pool #MA2863	3.00	1/1/47	224

268	Fannie Mae, Pool #MA2806	3.00	11/1/46	283

215	Fannie Mae, Pool #MA2895	3.00	2/1/47	227

424	Fannie Mae, Pool #MA3871	3.00	12/1/49	446

252	Fannie Mae, Pool #MA1307	3.00	1/1/33	271

31	Fannie Mae, Pool #MA3078	3.00	7/1/37	33

56	Fannie Mae, Pool #BK1015	3.00	2/1/33	59

446	Fannie Mae, Pool #MA3937	3.00	2/1/50	471

450	Fannie Mae, Pool #MA3905	3.00	1/1/50	474

95	Fannie Mae, Pool #MA3331	3.00	4/1/48	100

69	Fannie Mae, Pool #MA3237	3.00	1/1/48	73

77	Fannie Mae, Pool #MA3090	3.00	8/1/32	81

117	Fannie Mae, Pool #MA3127	3.00	9/1/37	124

383	Fannie Mae, Pool #MA3774	3.00	9/1/49	403

574	Fannie Mae, Pool #MA3802	3.00	10/1/49	604

155	Fannie Mae, Pool #MA3744	3.00	8/1/49	163

39	Fannie Mae, Pool #BE9547	3.00	4/1/47	41

446	Fannie Mae, Pool #MA4020	3.00	5/1/50	471

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$123	Fannie Mae, Pool #MA3657	3.00	5/1/34	$129

237	Fannie Mae, Pool #MA3106	3.00	8/1/47	250

67	Fannie Mae, Pool #AL9996	3.00	4/1/32	71

402	Fannie Mae, Pool #AP2465	3.00	8/1/42	429

548	Fannie Mae, Pool #AO0752	3.00	4/1/42	586

44	Fannie Mae, Pool #J24886	3.00	7/1/23	46

83	Fannie Mae, Pool #MA2230	3.00	4/1/35	89

36	Fannie Mae, Pool #AZ4358	3.00	7/1/30	38

24	Fannie Mae, Pool #MA2065	3.00	10/1/34	25

11	Fannie Mae, Pool #BA0826	3.00	10/1/30	11

87	Fannie Mae, Pool #MA2523	3.00	2/1/36	92

262	Fannie Mae, Pool #AT0682	3.00	4/1/43	279

134	Fannie Mae, Pool #AB4483	3.00	2/1/27	141

75	Fannie Mae, Pool #AS2312	3.00	5/1/29	80

79	Fannie Mae, Pool #AQ3223	3.00	11/1/27	84

62	Fannie Mae, Pool #BC4276	3.00	4/1/46	65

96	Fannie Mae, Pool #AZ0538	3.00	9/1/30	102

196	Fannie Mae, Pool #AK3302	3.00	3/1/27	207

191	Fannie Mae, Pool #MA2246	3.00	4/1/30	201

47	Fannie Mae, Pool #AS4334	3.00	1/1/45	49

210	Fannie Mae, Pool #AS4333	3.00	1/1/45	222

317	Fannie Mae, Pool #AS8414	3.00	11/1/46	334

213	Fannie Mae, Pool #AS4884	3.00	5/1/45	226

32	Fannie Mae, Pool #BA4786	3.00	2/1/31	34

64	Fannie Mae, Pool #AS8424	3.00	12/1/36	67

85	Fannie Mae, Pool #MA2425	3.00	10/1/30	89

34	Fannie Mae, Pool #MA2087	3.00	11/1/34	36

72	Fannie Mae, Pool #AS8483	3.00	12/1/46	76

205	Fannie Mae, Pool #AY4829	3.00	5/1/45	217

20	Fannie Mae, Pool #AX8309	3.00	11/1/29	21

146	Fannie Mae, Pool #AS8521	3.00	12/1/46	155

47	Fannie Mae, Pool #BM1370	3.00	4/1/37	50

340	Fannie Mae, Pool #AS7904	3.00	9/1/46	360

232	Fannie Mae, Pool #AT7620	3.00	6/1/43	248

238	Fannie Mae, Pool #AS8276	3.00	11/1/46	251

206	Fannie Mae, Pool #AK0006	3.00	1/1/27	216

937	Fannie Mae, Pool #AP6375	3.00	9/1/42	1,002

249	Fannie Mae, Pool #CA5729	3.00	5/1/50	265

140	Fannie Mae, Pool #CA3754	3.00	6/1/34	148

24	Fannie Mae, Pool #MA2287	3.00	6/1/35	26

44	Fannie Mae, Pool #AT1575	3.00	5/1/43	47

372	Fannie Mae, Pool #BN7703	3.00	8/1/49	391

65	Fannie Mae, Pool #BE3861	3.00	1/1/47	68

129	Fannie Mae, Pool #AS1527	3.00	1/1/29	136

58	Fannie Mae, Pool #AW8295	3.00	8/1/29	61

18	Fannie Mae, Pool #AL9848	3.00	3/1/47	19

391	Fannie Mae, Pool #FM1370	3.00	4/1/46	414

59	Fannie Mae, Pool #AU7890	3.00	9/1/28	62

474	Fannie Mae, Pool #CA5423	3.00	3/1/50	500

34	Fannie Mae, Pool #AS8056	3.00	10/1/46	36

190	Fannie Mae, Pool #AS7238	3.00	5/1/46	200

58	Fannie Mae, Pool #AS3117	3.00	8/1/29	61

210	Fannie Mae, Pool #BD4225	3.00	11/1/46	222

28	Fannie Mae, Pool #MA1058	3.00	5/1/32	30

288	Fannie Mae, Pool #AL9865	3.00	2/1/47	304

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$71	Fannie Mae, Pool #MA2149	3.00	1/1/30	$74

414	Fannie Mae, Pool #BO2201	3.00	9/1/49	436

112	Fannie Mae, Pool #AW7383	3.00	8/1/29	118

357	Fannie Mae, Pool #BO3192	3.00	10/1/49	376

153	Fannie Mae, Pool #BD5545	3.00	10/1/46	162

719	Fannie Mae, Pool #AQ7920	3.00	12/1/42	768

246	Fannie Mae, Pool #AT2014	3.00	4/1/43	262

237	Fannie Mae, Pool #FM2132	3.00	1/1/50	249

179	Fannie Mae, Pool #BD5787	3.00	9/1/46	189

170	Fannie Mae, Pool #FM1552	3.00	12/1/47	180

244	Fannie Mae, Pool #BC9003	3.00	11/1/46	258

148	Fannie Mae, Pool #AY4200	3.00	5/1/45	157

276	Fannie Mae, Pool #AB8897	3.00	4/1/43	294

308	Fannie Mae, Pool #MA3745	3.50	8/1/49	324

61	Fannie Mae, Pool #AY8856	3.50	9/1/45	64

890	Fannie Mae, Pool #AO2548	3.50	4/1/42	957

74	Fannie Mae, Pool #AX7655	3.50	1/1/45	79

62	Fannie Mae, Pool #MA2389	3.50	9/1/35	66

228	Fannie Mae, Pool #FM1028	3.50	6/1/49	240

225	Fannie Mae, Pool #AZ0862	3.50	7/1/45	240

38	Fannie Mae, Pool #MA3634	3.50	4/1/39	40

365	Fannie Mae, Pool #MA3775	3.50	9/1/49	385

71	Fannie Mae, Pool #AS5892	3.50	10/1/45	76

145	Fannie Mae, Pool #AX2486	3.50	10/1/44	155

232	Fannie Mae, Pool #AS7491	3.50	7/1/46	248

124	Fannie Mae, Pool #AY3802	3.50	2/1/45	133

232	Fannie Mae, Pool #FM1911	3.50	7/1/48	250

116	Fannie Mae, Pool #AS5696	3.50	8/1/45	124

201	Fannie Mae, Pool #AS3133	3.50	8/1/44	221

124	Fannie Mae, Pool #AY3913	3.50	2/1/45	132

252	Fannie Mae, Pool #AL1717	3.50	5/1/27	265

13	Fannie Mae, Pool #AL8776	3.50	7/1/46	14

269	Fannie Mae, Pool #MA3238	3.50	1/1/48	285

15	Fannie Mae, Pool #MA1021	3.50	3/1/27	16

109	Fannie Mae, Pool #MA3494	3.50	10/1/48	116

328	Fannie Mae, Pool #AQ0546	3.50	11/1/42	352

298	Fannie Mae, Pool #SD8001	3.50	7/1/49	314

169	Fannie Mae, Pool #BE3767	3.50	7/1/47	179

198	Fannie Mae, Pool #FM0020	3.50	7/1/49	209

286	Fannie Mae, Pool #BH9215	3.50	1/1/48	303

491	Fannie Mae, Pool #ZM4908	3.50	11/1/47	519

221	Fannie Mae, Pool #BM2000	3.50	5/1/49	234

232	Fannie Mae, Pool #FM1001	3.50	11/1/48	246

308	Fannie Mae, Pool #AO3760	3.50	5/1/42	335

296	Fannie Mae, Pool #BH5155	3.50	9/1/47	314

364	Fannie Mae, Pool #BH9277	3.50	2/1/48	386

109	Fannie Mae, Pool #BJ0647	3.50	3/1/48	115

58	Fannie Mae, Pool #BK9622	3.50	10/1/48	62

760	Fannie Mae, Pool #AO8137	3.50	8/1/42	817

45	Fannie Mae, Pool #AP9390	3.50	10/1/42	48

941	Fannie Mae, Pool #AK7497	3.50	4/1/42	1,011

218	Fannie Mae, Pool #FM1566	3.50	11/1/48	230

29	Fannie Mae, Pool #AK0706	3.50	2/1/27	31

208	Fannie Mae, Pool #MA3332	3.50	4/1/48	220

231	Fannie Mae, Pool #MA3026	3.50	6/1/47	245

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$297	Fannie Mae, Pool #MA3182	3.50	11/1/47	$314

154	Fannie Mae, Pool #MA1982	3.50	8/1/34	165

171	Fannie Mae, Pool #MA2125	3.50	12/1/44	183

163	Fannie Mae, Pool #AX9530	3.50	2/1/45	174

199	Fannie Mae, Pool #AY1306	3.50	3/1/45	213

152	Fannie Mae, Pool #AY4300	3.50	1/1/45	163

163	Fannie Mae, Pool #AS7239	3.50	5/1/46	174

190	Fannie Mae, Pool #AJ8476	3.50	12/1/41	205

11	Fannie Mae, Pool #AJ6181	3.50	12/1/26	12

206	Fannie Mae, Pool #MA2292	3.50	6/1/45	219

149	Fannie Mae, Pool #AS5068	3.50	6/1/45	160

227	Fannie Mae, Pool #BM5485	3.50	2/1/49	239

286	Fannie Mae, Pool #BD2436	3.50	1/1/47	304

782	Fannie Mae, Pool #AB6017	3.50	8/1/42	841

283	Fannie Mae, Pool #ZS4618	3.50	6/1/45	303

394	Fannie Mae, Pool #MA3835	3.50	11/1/49	414

79	Fannie Mae, Pool #AJ4093	3.50	10/1/26	83

330	Fannie Mae, Pool #BM4703	3.50	2/1/48	351

24	Fannie Mae, Pool #AS2081	3.50	4/1/29	26

79	Fannie Mae, Pool #BC0163	3.50	1/1/46	85

109	Fannie Mae, Pool #MA3462	3.50	9/1/33	114

157	Fannie Mae, Pool #MA1980	3.50	8/1/44	168

99	Fannie Mae, Pool #MA3692	3.50	7/1/49	104

234	Fannie Mae, Pool #BD5046	3.50	2/1/47	247

68	Fannie Mae, Pool #BA1893	3.50	8/1/45	72

36	Fannie Mae, Pool #MA2495	3.50	1/1/46	39

122	Fannie Mae, Pool #AZ2614	3.50	8/1/45	131

216	Fannie Mae, Pool #MA3057	3.50	7/1/47	229

416	Fannie Mae, Pool #MA3906	3.50	1/1/50	437

103	Fannie Mae, Pool #BE5258	3.50	1/1/47	109

28	Fannie Mae, Pool #MA3059	3.50	7/1/37	30

66	Fannie Mae, Pool #AE5487	3.50	10/1/25	69

244	Fannie Mae, Pool #AU1635	3.50	7/1/43	262

338	Fannie Mae, Pool #MA3663	3.50	5/1/49	357

15	Fannie Mae, Pool #MA2909	3.50	2/1/37	16

24	Fannie Mae, Pool #BM1231	3.50	11/1/31	26

152	Fannie Mae, Pool #AO4385	3.50	6/1/42	163

72	Fannie Mae, Pool #MA2923	3.50	3/1/37	77

98	Fannie Mae, Pool #BM2001	3.50	12/1/46	106

189	Fannie Mae, Pool #AS7388	3.50	6/1/46	201

162	Fannie Mae, Pool #AZ9576	3.50	12/1/45	173

275	Fannie Mae, Pool #MA3305	3.50	3/1/48	290

204	Fannie Mae, Pool #BK9038	3.50	10/1/33	214

102	Fannie Mae, Pool #AS5319	3.50	7/1/45	109

85	Fannie Mae, Pool #MA3637	3.50	4/1/49	89

78	Fannie Mae, Pool #AX5201	3.50	10/1/29	82

147	Fannie Mae, Pool #AS6649	3.50	2/1/46	156

233	Fannie Mae, Pool #MA3414	3.50	7/1/48	246

15	Fannie Mae, Pool #MA2996	3.50	5/1/37	16

25	Fannie Mae, Pool #MA2692	3.50	7/1/36	27

35	Fannie Mae, Pool #CA0234	3.50	8/1/47	37

22	Fannie Mae, Pool #BA5031	3.50	1/1/46	24

103	Fannie Mae, Pool #MA3597	3.50	2/1/49	108

178	Fannie Mae, Pool #MA1107	3.50	7/1/32	194

316	Fannie Mae, Pool #BJ2692	3.50	4/1/48	334

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$121	Fannie Mae, Pool #AU3742	3.50	8/1/43	$132

266	Fannie Mae, Pool #CA0487	3.50	10/1/47	282

279	Fannie Mae, Pool #BM1568	3.50	7/1/47	311

104	Fannie Mae, Pool #AO4647	3.50	6/1/42	112

105	Fannie Mae, Pool #BC3126	3.50	1/1/46	112

148	Fannie Mae, Pool #AS0024	3.50	7/1/43	159

91	Fannie Mae, Pool #AS4772	3.50	4/1/45	97

80	Fannie Mae, Pool #AZ6383	3.50	9/1/45	85

254	Fannie Mae, Pool #BC1158	3.50	2/1/46	272

179	Fannie Mae, Pool #AS4771	3.50	4/1/45	192

268	Fannie Mae, Pool #FM1543	3.50	11/1/48	284

40	Fannie Mae, Pool #310139	3.50	11/1/25	42

172	Fannie Mae, Pool #AS4773	3.50	4/1/45	184

20	Fannie Mae, Pool #AV6407	3.50	2/1/29	21

139	Fannie Mae, Pool #MA1059	3.50	5/1/32	151

103	Fannie Mae, Pool #MA3614	3.50	3/1/49	109

99	Fannie Mae, Pool #AO9140	3.50	7/1/42	107

142	Fannie Mae, Pool #AY5303	3.50	3/1/45	155

50	Fannie Mae, Pool #BC7633	3.50	6/1/46	53

355	Fannie Mae, Pool #MA3520	3.50	10/1/48	376

12	Fannie Mae, Pool #AX0159	3.50	9/1/29	13

29	Fannie Mae, Pool #MA3152	3.50	10/1/37	31

27	Fannie Mae, Pool #BM5446	3.50	2/1/49	28

449	Fannie Mae, Pool #BP1947	3.50	4/1/50	475

132	Fannie Mae, Pool #MA3243	3.50	1/1/38	140

160	Fannie Mae, Pool #AZ8067	4.00	9/1/45	173

111	Fannie Mae, Pool #BA6910	4.00	2/1/46	120

145	Fannie Mae, Pool #AY1377	4.00	4/1/45	157

337	Fannie Mae, Pool #AS0531	4.00	9/1/43	375

168	Fannie Mae, Pool #BK0909	4.00	7/1/48	179

35	Fannie Mae, Pool #BA0847	4.00	3/1/46	38

12	Fannie Mae, Pool #MA2655	4.00	6/1/36	13

44	Fannie Mae, Pool #G08694	4.00	2/1/46	48

184	Fannie Mae, Pool #FM1571	4.00	12/1/48	195

329	Fannie Mae, Pool #AJ7857	4.00	12/1/41	361

368	Fannie Mae, Pool #BN6677	4.00	6/1/49	390

198	Fannie Mae, Pool #BN0334	4.00	12/1/48	212

183	Fannie Mae, Pool #FM1415	4.00	12/1/48	198

123	Fannie Mae, Pool #CA0237	4.00	8/1/47	132

27	Fannie Mae, Pool #MA0695	4.00	4/1/31	29

151	Fannie Mae, Pool #AZ7362	4.00	11/1/45	164

34	Fannie Mae, Pool #BM5525	4.00	3/1/31	36

74	Fannie Mae, Pool #AC2995	4.00	9/1/24	78

405	Fannie Mae, Pool #AJ5303	4.00	11/1/41	444

100	Fannie Mae, Pool #BN0594	4.00	12/1/48	107

222	Fannie Mae, Pool #BK7608	4.00	9/1/48	236

31	Fannie Mae, Pool #AL9742	4.00	7/1/29	33

95	Fannie Mae, Pool #AS3468	4.00	10/1/44	103

137	Fannie Mae, Pool #AS8532	4.00	12/1/46	148

208	Fannie Mae, Pool #BM2002	4.00	10/1/47	226

112	Fannie Mae, Pool #AV2340	4.00	12/1/43	122

212	Fannie Mae, Pool #AS9831	4.00	6/1/47	227

137	Fannie Mae, Pool #AS3216	4.00	9/1/44	150

138	Fannie Mae, Pool #AS3293	4.00	9/1/44	151

131	Fannie Mae, Pool #AX0841	4.00	9/1/44	143

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$165	Fannie Mae, Pool #AO2959	4.00	5/1/42	$180

109	Fannie Mae, Pool #AS7601	4.00	7/1/46	117

137	Fannie Mae, Pool #AS3467	4.00	10/1/44	149

193	Fannie Mae, Pool #CA1015	4.00	1/1/48	207

8	Fannie Mae, Pool #AZ8874	4.00	9/1/45	8

431	Fannie Mae, Pool #AJ7689	4.00	12/1/41	472

71	Fannie Mae, Pool #BC5559	4.00	3/1/46	76

64	Fannie Mae, Pool #AY8981	4.00	8/1/45	69

20	Fannie Mae, Pool #AS2117	4.00	4/1/44	22

156	Fannie Mae, Pool #AL8387	4.00	3/1/46	170

99	Fannie Mae, Pool #AL7347	4.00	9/1/45	107

111	Fannie Mae, Pool #AS2498	4.00	5/1/44	121

21	Fannie Mae, Pool #AS7028	4.00	4/1/46	23

380	Fannie Mae, Pool #MA3804	4.00	10/1/49	402

162	Fannie Mae, Pool #AS9486	4.00	4/1/47	174

96	Fannie Mae, Pool #AS3903	4.00	11/1/44	105

31	Fannie Mae, Pool #AW5109	4.00	8/1/44	34

180	Fannie Mae, Pool #AY1595	4.00	1/1/45	195

16	Fannie Mae, Pool #AW9041	4.00	8/1/44	17

786	Fannie Mae, Pool #190405	4.00	10/1/40	861

159	Fannie Mae, Pool #AH6242	4.00	4/1/26	169

247	Fannie Mae, Pool #AH5859	4.00	2/1/41	270

31	Fannie Mae, Pool #AY2291	4.00	3/1/45	33

114	Fannie Mae, Pool #AW5063	4.00	7/1/44	124

16	Fannie Mae, Pool #CA3084	4.00	2/1/49	17

221	Fannie Mae, Pool #CA0183	4.00	8/1/47	237

60	Fannie Mae, Pool #AL4778	4.00	10/1/32	65

176	Fannie Mae, Pool #MA3563	4.00	1/1/49	187

38	Fannie Mae, Pool #AT3872	4.00	6/1/43	42

48	Fannie Mae, Pool #BM4306	4.00	9/1/25	51

58	Fannie Mae, Pool #AY0025	4.00	2/1/45	63

14	Fannie Mae, Pool #MA3037	4.00	6/1/37	15

217	Fannie Mae, Pool #MA3027	4.00	6/1/47	233

85	Fannie Mae, Pool #MA3592	4.00	2/1/49	90

58	Fannie Mae, Pool #MA3427	4.00	7/1/33	61

157	Fannie Mae, Pool #MA3277	4.00	2/1/48	168

77	Fannie Mae, Pool #AC7328	4.00	12/1/39	84

265	Fannie Mae, Pool #ZS4708	4.00	3/1/47	282

30	Fannie Mae, Pool #MA3413	4.00	7/1/38	32

315	Fannie Mae, Pool #MA3746	4.00	8/1/49	335

233	Fannie Mae, Pool #ZA4988	4.00	8/1/47	251

62	Fannie Mae, Pool #MA3244	4.00	1/1/38	66

203	Fannie Mae, Pool #MA3615	4.00	3/1/49	215

213	Fannie Mae, Pool #MA3211	4.00	12/1/47	228

101	Fannie Mae, Pool #BM4991	4.00	9/1/48	107

102	Fannie Mae, Pool #MA3521	4.00	11/1/48	108

273	Fannie Mae, Pool #MA2995	4.00	5/1/47	292

35	Fannie Mae, Pool #AE0375	4.00	7/1/25	37

26	Fannie Mae, Pool #AS3448	4.00	9/1/44	28

235	Fannie Mae, Pool #MA3183	4.00	11/1/47	251

70	Fannie Mae, Pool #MA3536	4.00	12/1/48	74

33	Fannie Mae, Pool #MA3216	4.00	12/1/37	35

107	Fannie Mae, Pool #MA3638	4.00	4/1/49	113

243	Fannie Mae, Pool #BD7081	4.00	3/1/47	260

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$198	Fannie Mae, Pool #MA3121	4.00	9/1/47	$212

417	Fannie Mae, Pool #AS7558	4.00	7/1/46	448

185	Fannie Mae, Pool #CA1894	4.00	6/1/48	197

238	Fannie Mae, Pool #BJ9169	4.00	5/1/48	253

110	Fannie Mae, Pool #CA2474	4.00	7/1/48	117

153	Fannie Mae, Pool #BM5685	4.00	6/1/48	163

216	Fannie Mae, Pool #BE8050	4.00	4/1/47	231

50	Fannie Mae, Pool #AS8823	4.00	2/1/47	53

62	Fannie Mae, Pool #FM1101	4.00	7/1/34	65

130	Fannie Mae, Pool #BK9697	4.00	12/1/48	138

121	Fannie Mae, Pool #BK0915	4.00	7/1/48	129

48	Fannie Mae, Pool #BJ0639	4.00	3/1/48	51

186	Fannie Mae, Pool #FM1960	4.00	5/1/49	198

39	Fannie Mae, Pool #AL2689	4.00	2/1/27	41

146	Fannie Mae, Pool #MA0641	4.00	2/1/31	157

48	Fannie Mae, Pool #BH2623	4.00	8/1/47	51

264	Fannie Mae, Pool #FM0021	4.00	3/1/49	283

204	Fannie Mae, Pool #AU3753	4.00	8/1/43	223

95	Fannie Mae, Pool #AS7600	4.00	7/1/46	102

31	Fannie Mae, Pool #MA2455	4.00	11/1/35	34

48	Fannie Mae, Pool #MA0493	4.00	8/1/30	53

29	Fannie Mae, Pool #AH3394	4.00	1/1/41	32

12	Fannie Mae, Pool #MA2536	4.00	2/1/36	13

98	Fannie Mae, Pool #BN5258	4.00	2/1/49	104

333	Fannie Mae, Pool #AH7521	4.50	3/1/41	368

236	Fannie Mae, Pool #MA3639	4.50	4/1/49	254

25	Fannie Mae, Pool #AS0861	4.50	10/1/43	27

384	Fannie Mae, Pool #AL1107	4.50	11/1/41	425

160	Fannie Mae, Pool #BN4309	4.50	1/1/49	172

120	Fannie Mae, Pool #254954	4.50	10/1/23	126

110	Fannie Mae, Pool #MA3522	4.50	11/1/48	118

114	Fannie Mae, Pool #AL4450	4.50	12/1/43	124

62	Fannie Mae, Pool #AS1638	4.50	2/1/44	68

152	Fannie Mae, Pool #AE0217	4.50	8/1/40	166

6	Fannie Mae, Pool #AW7048	4.50	6/1/44	7

160	Fannie Mae, Pool #MA3184	4.50	11/1/47	173

96	Fannie Mae, Pool #MA3537	4.50	12/1/48	104

239	Fannie Mae, Pool #MA3593	4.50	2/1/49	258

145	Fannie Mae, Pool #AD8529	4.50	8/1/40	161

24	Fannie Mae, Pool #BN0877	4.50	11/1/48	25

28	Fannie Mae, Pool #AB1470	4.50	9/1/40	31

28	Fannie Mae, Pool #AH6790	4.50	3/1/41	31

29	Fannie Mae, Pool #AS8576	4.50	12/1/46	31

26	Fannie Mae, Pool #AL8816	4.50	9/1/45	28

29	Fannie Mae, Pool #AU5302	4.50	10/1/43	32

115	Fannie Mae, Pool #AS8157	4.50	10/1/46	126

86	Fannie Mae, Pool #CA0623	4.50	10/1/47	92

64	Fannie Mae, Pool #AL5082	4.50	3/1/44	69

82	Fannie Mae, Pool #MA0481	4.50	8/1/30	91

90	Fannie Mae, Pool #BE6489	4.50	1/1/47	99

15	Fannie Mae, Pool #982892	4.50	5/1/23	16

97	Fannie Mae, Pool #BK5283	4.50	6/1/48	105

25	Fannie Mae, Pool #AA0860	4.50	1/1/39	28

27	Fannie Mae, Pool #AA9781	4.50	7/1/24	29

74	Fannie Mae, Pool #AS2276	4.50	4/1/44	80

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$349	Fannie Mae, Pool #AH9055	4.50	4/1/41	$387

140	Fannie Mae, Pool #AI4815	4.50	6/1/41	155

44	Fannie Mae, Pool #CA1218	4.50	2/1/48	47

220	Fannie Mae, Pool #CA0148	4.50	8/1/47	240

50	Fannie Mae, Pool #BM1285	4.50	5/1/47	55

120	Fannie Mae, Pool #BK1416	4.50	5/1/48	130

23	Fannie Mae, Pool #BK8830	4.50	8/1/48	25

81	Fannie Mae, Pool #BE5992	4.50	2/1/47	87

71	Fannie Mae, Pool #AB1389	4.50	8/1/40	79

210	Fannie Mae, Pool #CA1711	4.50	5/1/48	227

142	Fannie Mae, Pool #AB3192	4.50	6/1/41	158

24	Fannie Mae, Pool #890603	5.00	8/1/41	28

52	Fannie Mae, Pool #AS0837	5.00	10/1/43	59

—	Fannie Mae, Pool #868986	5.00	5/1/21	—

36	Fannie Mae, Pool #BM3781	5.00	11/1/30	40

58	Fannie Mae, Pool #AS0575	5.00	9/1/43	66

43	Fannie Mae, Pool #MA3527	5.00	11/1/48	47

560	Fannie Mae, Pool #889117	5.00	10/1/35	648

43	Fannie Mae, Pool #CA0349	5.00	9/1/47	47

72	Fannie Mae, Pool #MA3669	5.00	5/1/49	78

67	Fannie Mae, Pool #836750	5.00	10/1/35	76

100	Fannie Mae, Pool #MA3594	5.00	2/1/49	109

55	Fannie Mae, Pool #CA1795	5.00	5/1/48	60

30	Fannie Mae, Pool #725238	5.00	3/1/34	35

76	Fannie Mae, Pool #AH5988	5.00	3/1/41	85

53	Fannie Mae, Pool #MA3472	5.00	9/1/48	58

72	Fannie Mae, Pool #BM3904	5.00	5/1/48	79

47	Fannie Mae, Pool #MA3617	5.00	3/1/49	51

31	Fannie Mae, Pool #MA3708	5.00	6/1/49	34

28	Fannie Mae, Pool #890621	5.00	5/1/42	31

59	Fannie Mae, Pool #AL5788	5.00	5/1/42	67

880	Fannie Mae, Pool #890221	5.50	12/1/33	1,018

1	Fannie Mae, Pool #A79636	5.50	7/1/38	1

4	Fannie Mae, Pool #A69671	5.50	12/1/37	5

11	Fannie Mae, Pool #929451	5.50	5/1/38	12

11	Fannie Mae, Pool #976945	5.50	2/1/23	11

6	Fannie Mae, Pool #909662	5.50	2/1/22	6

2	Fannie Mae, Pool #AL0725	5.50	6/1/24	2

532	Fannie Mae, Pool #725228	6.00	3/1/34	628

123	Fannie Mae, Pool #889984	6.50	10/1/38	146

500	Fannie Mae, 15 YR TBA	2.00	8/25/35	516

250	Fannie Mae, 15 YR TBA	2.00	7/25/50	256

425	Fannie Mae, 15 YR TBA	2.00	7/25/33	439

350	Fannie Mae, 15 YR TBA	2.50	8/25/35	366

450	Fannie Mae, 15 YR TBA	2.50	7/25/35	471

800	Fannie Mae, 15 YR TBA	3.00	7/25/35	842

625	Fannie Mae, 15 YR TBA	3.50	7/25/35	655

600	Fannie Mae, 30 YR TBA	2.00	8/25/50	612

3,275	Fannie Mae, 30 YR TBA	2.50	8/25/50	3,408

3,750	Fannie Mae, 30 YR TBA	2.50	7/25/49	3,909

3,550	Fannie Mae, 30 YR TBA	3.00	7/25/50	3,738

325	Fannie Mae, 30 YR TBA	3.00	8/25/50	342

1,575	Fannie Mae, 30 YR TBA	3.50	7/25/50	1,657

2,300	Fannie Mae, 30 YR TBA	4.00	7/25/49	2,438

1,950	Fannie Mae, 30 YR TBA	4.50	7/25/50	2,096

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$25	Fannie Mae, 30 YR TBA	5.00	7/25/48	$27

75	Freddie Mac, Pool #J25777	2.00	9/1/28	77

30	Freddie Mac, Pool #J25759	2.00	8/1/28	31

73	Freddie Mac, Pool #G18634	2.00	3/1/32	76

45	Freddie Mac, Pool #G18547	2.00	3/1/30	47

148	Freddie Mac, Pool #G18470	2.50	6/1/28	156

139	Freddie Mac, Pool #J37902	2.50	11/1/32	146

61	Freddie Mac, Pool #C09026	2.50	2/1/43	64

33	Freddie Mac, Pool #C91904	2.50	11/1/36	35

418	Freddie Mac, Pool #RB5043	2.50	4/1/40	436

130	Freddie Mac, Pool #J23440	2.50	4/1/28	137

41	Freddie Mac, Pool #Q42878	2.50	9/1/46	44

139	Freddie Mac, Pool #J18954	2.50	4/1/27	146

119	Freddie Mac, Pool #J35896	2.50	12/1/31	125

23	Freddie Mac, Pool #G18472	2.50	7/1/28	24

113	Freddie Mac, Pool #G18683	2.50	4/1/33	118

170	Freddie Mac, Pool #J26408	2.50	11/1/28	179

37	Freddie Mac, Pool #G18665	2.50	11/1/32	38

158	Freddie Mac, Pool #G18568	2.50	9/1/30	166

127	Freddie Mac, Pool #G18533	2.50	12/1/29	133

130	Freddie Mac, Pool #G18459	2.50	3/1/28	137

447	Freddie Mac, Pool #QA9142	2.50	5/1/50	467

65	Freddie Mac, Pool #G18485	2.50	10/1/28	69

345	Freddie Mac, Pool #SB8045	2.50	5/1/35	361

250	Freddie Mac, Pool #G18680	2.50	3/1/33	262

11	Freddie Mac, Pool #J30875	2.50	3/1/30	11

19	Freddie Mac, Pool #G08755	2.50	2/1/47	20

71	Freddie Mac, Pool #G18704	2.50	6/1/33	75

91	Freddie Mac, Pool #J35643	2.50	11/1/31	95

449	Freddie Mac, Pool #SD8067	2.50	6/1/50	468

41	Freddie Mac, Pool #J25585	2.50	9/1/28	43

20	Freddie Mac, Pool #G08638	2.50	4/1/45	21

127	Freddie Mac, Pool #G18635	2.50	3/1/32	133

262	Freddie Mac, Pool #J38477	2.50	2/1/33	275

138	Freddie Mac, Pool #G15145	3.00	7/1/29	145

156	Freddie Mac, Pool #Q46441	3.00	2/1/47	165

66	Freddie Mac, Pool #ZT2019	3.00	5/1/34	70

72	Freddie Mac, Pool #J36428	3.00	2/1/32	76

138	Freddie Mac, Pool #G18518	3.00	7/1/29	146

77	Freddie Mac, Pool #C91819	3.00	4/1/35	83

32	Freddie Mac, Pool #C91905	3.00	11/1/36	34

218	Freddie Mac, Pool #ZT1323	3.00	10/1/48	230

89	Freddie Mac, Pool #G08648	3.00	6/1/45	95

33	Freddie Mac, Pool #C91924	3.00	4/1/37	36

204	Freddie Mac, Pool #C04446	3.00	1/1/43	217

149	Freddie Mac, Pool #C04422	3.00	12/1/42	157

35	Freddie Mac, Pool #J38807	3.00	4/1/33	37

117	Freddie Mac, Pool #C91724	3.00	9/1/33	123

100	Freddie Mac, Pool #G18677	3.00	2/1/33	105

16	Freddie Mac, Pool #C91949	3.00	9/1/37	17

232	Freddie Mac, Pool #G60187	3.00	8/1/45	246

85	Freddie Mac, Pool #C91927	3.00	5/1/37	90

431	Freddie Mac, Pool #SD8024	3.00	11/1/49	454

131	Freddie Mac, Pool #ZS4688	3.00	11/1/46	139

35	Freddie Mac, Pool #J38057	3.00	12/1/32	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$15	Freddie Mac, Pool #C91939	3.00	6/1/37	$16

260	Freddie Mac, Pool #G18673	3.00	1/1/33	274

116	Freddie Mac, Pool #G18531	3.00	11/1/29	123

33	Freddie Mac, Pool #J33135	3.00	11/1/30	35

48	Freddie Mac, Pool #Q19754	3.00	7/1/43	52

333	Freddie Mac, Pool #QA1033	3.00	7/1/49	351

214	Freddie Mac, Pool #ZS4512	3.00	5/1/43	229

11	Freddie Mac, Pool #Q13086	3.00	11/1/42	12

258	Freddie Mac, Pool #Q16222	3.00	3/1/43	276

422	Freddie Mac, Pool #Q21065	3.00	8/1/43	451

391	Freddie Mac, Pool #ZS4519	3.00	6/1/43	418

72	Freddie Mac, Pool #ZS4703	3.00	2/1/47	76

99	Freddie Mac, Pool #ZS4641	3.00	12/1/45	105

24	Freddie Mac, Pool #C91826	3.00	5/1/35	25

15	Freddie Mac, Pool #Q39527	3.00	3/1/46	16

242	Freddie Mac, Pool #Q43734	3.00	10/1/46	256

11	Freddie Mac, Pool #C91809	3.00	2/1/35	11

39	Freddie Mac, Pool #Q18599	3.00	6/1/43	42

13	Freddie Mac, Pool #Q18882	3.00	5/1/43	14

63	Freddie Mac, Pool #G18715	3.00	11/1/33	66

111	Freddie Mac, Pool #G18569	3.00	9/1/30	117

254	Freddie Mac, Pool #G08635	3.00	4/1/45	269

154	Freddie Mac, Pool #ZM2169	3.00	11/1/46	163

144	Freddie Mac, Pool #G08850	3.00	9/1/48	152

42	Freddie Mac, Pool #G18575	3.00	11/1/30	45

271	Freddie Mac, Pool #G60989	3.00	12/1/46	288

31	Freddie Mac, Pool #C91943	3.00	7/1/37	33

331	Freddie Mac, Pool #ZS4658	3.00	4/1/46	349

176	Freddie Mac, Pool #ZS4779	3.00	6/1/48	186

302	Freddie Mac, Pool #ZM2285	3.00	12/1/46	319

212	Freddie Mac, Pool #J17774	3.00	1/1/27	222

442	Freddie Mac, Pool #SD8056	3.00	4/1/50	467

108	Freddie Mac, Pool #G08640	3.00	5/1/45	115

35	Freddie Mac, Pool #C91969	3.00	1/1/38	37

383	Freddie Mac, Pool #ZS4697	3.00	1/1/47	404

1,100	Freddie Mac, Pool #ZS4522	3.00	7/1/43	1,177

119	Freddie Mac, Pool #ZT0195	3.00	9/1/46	126

51	Freddie Mac, Pool #G08540	3.00	8/1/43	54

165	Freddie Mac, Pool #C91581	3.00	11/1/32	175

224	Freddie Mac, Pool #C04619	3.00	3/1/43	240

135	Freddie Mac, Pool #Q20067	3.00	7/1/43	144

138	Freddie Mac, Pool #G15217	3.00	11/1/29	146

170	Freddie Mac, Pool #G18514	3.00	6/1/29	179

281	Freddie Mac, Pool #ZS4621	3.00	7/1/45	297

33	Freddie Mac, Pool #G18534	3.00	12/1/29	34

86	Freddie Mac, Pool #C91707	3.00	6/1/33	91

27	Freddie Mac, Pool #J29932	3.00	11/1/29	29

46	Freddie Mac, Pool #G30945	3.00	9/1/36	48

209	Freddie Mac, Pool #ZM2089	3.00	11/1/46	221

16	Freddie Mac, Pool #G30999	3.00	2/1/37	17

76	Freddie Mac, Pool #Q41795	3.00	7/1/46	80

10	Freddie Mac, Pool #J17111	3.00	10/1/26	10

58	Freddie Mac, Pool #C91798	3.00	12/1/34	61

63	Freddie Mac, Pool #G18582	3.00	1/1/31	66

335	Freddie Mac, Pool #Q45735	3.00	1/1/47	354

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$18	Freddie Mac, Pool #J14241	3.00	1/1/26	$19

418	Freddie Mac, Pool #SD8030	3.00	11/1/49	440

202	Freddie Mac, Pool #ZS4693	3.00	12/1/46	213

150	Freddie Mac, Pool #G08783	3.00	10/1/47	158

145	Freddie Mac, Pool #ZS4706	3.00	3/1/47	153

69	Freddie Mac, Pool #J38675	3.00	3/1/33	73

239	Freddie Mac, Pool #ZS4651	3.50	3/1/46	254

101	Freddie Mac, Pool #G08813	3.50	5/1/48	106

329	Freddie Mac, Pool #G08766	3.50	6/1/47	347

105	Freddie Mac, Pool #Q58422	3.50	9/1/48	112

137	Freddie Mac, Pool #ZA5128	3.50	12/1/47	145

147	Freddie Mac, Pool #Q08903	3.50	6/1/42	157

125	Freddie Mac, Pool #G18707	3.50	9/1/33	131

233	Freddie Mac, Pool #ZS4642	3.50	12/1/45	250

67	Freddie Mac, Pool #G08599	3.50	8/1/44	71

131	Freddie Mac, Pool #Q57871	3.50	8/1/48	138

231	Freddie Mac, Pool #ZS4713	3.50	4/1/47	244

154	Freddie Mac, Pool #Q37449	3.50	11/1/45	164

150	Freddie Mac, Pool #SB0031	3.50	10/1/27	158

205	Freddie Mac, Pool #Q20860	3.50	8/1/43	220

15	Freddie Mac, Pool #C91925	3.50	4/1/37	15

180	Freddie Mac, Pool #Q53176	3.50	12/1/47	190

39	Freddie Mac, Pool #C92003	3.50	7/1/38	42

66	Freddie Mac, Pool #G08605	3.50	9/1/44	70

50	Freddie Mac, Pool #J27494	3.50	2/1/29	53

705	Freddie Mac, Pool #ZS4487	3.50	6/1/42	753

326	Freddie Mac, Pool #ZS4599	3.50	1/1/45	349

34	Freddie Mac, Pool #ZS4747	3.50	12/1/47	36

56	Freddie Mac, Pool #J13582	3.50	11/1/25	60

9	Freddie Mac, Pool #G14216	3.50	7/1/21	9

245	Freddie Mac, Pool #G61148	3.50	9/1/47	259

178	Freddie Mac, Pool #Q51461	3.50	10/1/47	188

91	Freddie Mac, Pool #ZS4659	3.50	4/1/46	97

32	Freddie Mac, Pool #C91742	3.50	1/1/34	35

47	Freddie Mac, Pool #Q31134	3.50	2/1/45	51

128	Freddie Mac, Pool #C91456	3.50	6/1/32	136

56	Freddie Mac, Pool #G30776	3.50	7/1/35	60

331	Freddie Mac, Pool #G08636	3.50	4/1/45	354

215	Freddie Mac, Pool #G08641	3.50	5/1/45	231

173	Freddie Mac, Pool #Q09896	3.50	8/1/42	184

90	Freddie Mac, Pool #Q12052	3.50	10/1/42	96

177	Freddie Mac, Pool #ZS4771	3.50	6/1/48	186

93	Freddie Mac, Pool #Q04087	3.50	10/1/41	100

193	Freddie Mac, Pool #ZS4630	3.50	9/1/45	206

330	Freddie Mac, Pool #G08804	3.50	3/1/48	347

78	Freddie Mac, Pool #ZT0711	3.50	10/1/48	82

157	Freddie Mac, Pool #J15105	3.50	4/1/26	165

105	Freddie Mac, Pool #Q06749	3.50	3/1/42	113

9	Freddie Mac, Pool #E02735	3.50	10/1/25	10

48	Freddie Mac, Pool #J26144	3.50	10/1/23	50

200	Freddie Mac, Pool #G08632	3.50	3/1/45	214

94	Freddie Mac, Pool #Q36040	3.50	9/1/45	100

280	Freddie Mac, Pool #G08562	3.50	1/1/44	301

198	Freddie Mac, Pool #G08654	3.50	7/1/45	212

47	Freddie Mac, Pool #C91950	3.50	9/1/37	50

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$50	Freddie Mac, Pool #C03920	3.50	5/1/42	$54

102	Freddie Mac, Pool #G08733	3.50	11/1/46	108

109	Freddie Mac, Pool #ZS4759	3.50	3/1/48	115

112	Freddie Mac, Pool #G08687	3.50	1/1/46	120

153	Freddie Mac, Pool #ZT1951	3.50	5/1/49	161

320	Freddie Mac, Pool #G08554	3.50	10/1/43	345

3	Freddie Mac, Pool #J14232	3.50	1/1/21	3

21	Freddie Mac, Pool #Q55002	3.50	3/1/48	22

135	Freddie Mac, Pool #Q08998	3.50	6/1/42	144

113	Freddie Mac, Pool #G08846	3.50	11/1/48	119

104	Freddie Mac, Pool #ZS4663	3.50	5/1/46	111

12	Freddie Mac, Pool #C91760	3.50	5/1/34	12

214	Freddie Mac, Pool #G08761	3.50	5/1/47	226

289	Freddie Mac, Pool #G08627	3.50	2/1/45	309

29	Freddie Mac, Pool #C91940	3.50	6/1/37	31

284	Freddie Mac, Pool #Q49490	3.50	7/1/47	300

118	Freddie Mac, Pool #C91403	3.50	3/1/32	125

24	Freddie Mac, Pool #G08620	3.50	12/1/44	26

100	Freddie Mac, Pool #G08698	3.50	3/1/46	107

375	Freddie Mac, Pool #ZA6946	4.00	5/1/49	399

89	Freddie Mac, Pool #Q58680	4.00	9/1/48	95

119	Freddie Mac, Pool #ZN5030	4.00	4/1/49	126

181	Freddie Mac, Pool #ZT1952	4.00	5/1/49	192

66	Freddie Mac, Pool #Q34081	4.00	6/1/45	70

187	Freddie Mac, Pool #SD8039	4.00	1/1/50	198

438	Freddie Mac, Pool #SD0290	4.00	4/1/50	464

121	Freddie Mac, Pool #G08567	4.00	1/1/44	131

125	Freddie Mac, Pool #G08767	4.00	6/1/47	133

51	Freddie Mac, Pool #G08483	4.00	3/1/42	56

38	Freddie Mac, Pool #G08672	4.00	10/1/45	41

13	Freddie Mac, Pool #C91923	4.00	3/1/37	14

144	Freddie Mac, Pool #G08588	4.00	5/1/44	157

120	Freddie Mac, Pool #ZT1840	4.00	9/1/48	127

109	Freddie Mac, Pool #C09070	4.00	12/1/44	119

16	Freddie Mac, Pool #G08633	4.00	3/1/45	18

111	Freddie Mac, Pool #Q27594	4.00	8/1/44	121

9	Freddie Mac, Pool #G08642	4.00	5/1/45	10

64	Freddie Mac, Pool #C91738	4.00	11/1/33	70

60	Freddie Mac, Pool #C91765	4.00	6/1/34	65

221	Freddie Mac, Pool #ZS4731	4.00	8/1/47	235

101	Freddie Mac, Pool #G08836	4.00	9/1/48	107

136	Freddie Mac, Pool #ZT1320	4.00	11/1/48	144

191	Freddie Mac, Pool #G06506	4.00	12/1/40	208

84	Freddie Mac, Pool #G08637	4.00	4/1/45	91

8	Freddie Mac, Pool #Q27456	4.00	7/1/44	9

98	Freddie Mac, Pool #G08831	4.00	8/1/48	104

140	Freddie Mac, Pool #ZS4573	4.00	7/1/44	153

197	Freddie Mac, Pool #ZS4631	4.00	9/1/45	213

12	Freddie Mac, Pool #J12435	4.00	6/1/25	13

31	Freddie Mac, Pool #C91994	4.00	5/1/38	33

176	Freddie Mac, Pool #G08785	4.00	10/1/47	187

129	Freddie Mac, Pool #G08618	4.00	12/1/44	141

29	Freddie Mac, Pool #C92019	4.00	10/1/38	31

37	Freddie Mac, Pool #ZT1800	4.00	3/1/34	39

190	Freddie Mac, Pool #ZT2106	4.00	3/1/49	203

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$53	Freddie Mac, Pool #G14453	4.00	6/1/26	$56

225	Freddie Mac, Pool #ZS4627	4.00	8/1/45	244

158	Freddie Mac, Pool #Q24955	4.00	2/1/44	173

69	Freddie Mac, Pool #G08601	4.00	8/1/44	75

686	Freddie Mac, Pool #A96286	4.00	1/1/41	752

119	Freddie Mac, Pool #G08459	4.00	9/1/41	130

141	Freddie Mac, Pool #G08616	4.00	11/1/44	153

104	Freddie Mac, Pool #ZS4774	4.50	5/1/48	113

35	Freddie Mac, Pool #G08596	4.50	7/1/44	38

1,292	Freddie Mac, Pool #A97692	4.50	3/1/41	1,433

99	Freddie Mac, Pool #ZS4781	4.50	7/1/48	107

132	Freddie Mac, Pool #G08759	4.50	4/1/47	142

108	Freddie Mac, Pool #Q59805	4.50	11/1/48	117

42	Freddie Mac, Pool #G60512	4.50	12/1/45	45

19	Freddie Mac, Pool #Q25432	4.50	3/1/44	20

33	Freddie Mac, Pool #Q49599	4.50	7/1/47	35

17	Freddie Mac, Pool #C09059	4.50	3/1/44	19

11	Freddie Mac, Pool #J07849	4.50	5/1/23	12

34	Freddie Mac, Pool #Q22671	4.50	11/1/43	36

9	Freddie Mac, Pool #E02862	4.50	3/1/26	10

239	Freddie Mac, Pool #ZT1711	4.50	2/1/49	259

125	Freddie Mac, Pool #Q57957	4.50	8/1/48	135

38	Freddie Mac, Pool #G08781	4.50	9/1/47	41

13	Freddie Mac, Pool #A90437	4.50	1/1/40	15

76	Freddie Mac, Pool #G08754	4.50	3/1/47	82

116	Freddie Mac, Pool #A97495	4.50	3/1/41	128

102	Freddie Mac, Pool #ZT1321	4.50	11/1/48	110

25	Freddie Mac, Pool #G08838	5.00	9/1/48	28

12	Freddie Mac, Pool #G07068	5.00	7/1/41	14

203	Freddie Mac, Pool #Q00763	5.00	5/1/41	228

23	Freddie Mac, Pool #SD0093	5.00	10/1/49	25

186	Freddie Mac, Pool #G04913	5.00	3/1/38	210

420	Freddie Mac, Pool #C01598	5.00	8/1/33	474

20	Freddie Mac, Pool #G13255	5.00	7/1/23	22

28	Freddie Mac, Pool #G05205	5.00	1/1/39	31

240	Freddie Mac, Pool #ZT1779	5.00	3/1/49	262

391	Freddie Mac, Pool #G01665	5.50	3/1/34	452

2	Freddie Mac, Pool #G06091	5.50	5/1/40	3

59	Freddie Mac, Pool #G06031	5.50	3/1/40	67

29	Freddie Mac, Pool #G05709	6.00	6/1/38	34

10	Freddie Mac, Pool #A62706	6.00	6/1/37	12

45	Freddie Mac, Pool #G03551	6.00	11/1/37	53

223	Freddie Mac, Pool #G02794	6.00	5/1/37	264

34	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	36

51	Government National Mortgage Association, Pool #MA4067	2.50	11/20/46	54

28	Government National Mortgage Association, Pool #MA1133	2.50	7/20/28	30

115	Government National Mortgage Association, Pool #MA4125	2.50	12/20/46	121

64	Government National Mortgage Association, Pool #MA1283	2.50	9/20/43	65

15	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	16

31	Government National Mortgage Association, Pool #MA4424	2.50	5/20/32	32

12	Government National Mortgage Association, Pool #711729	2.50	3/15/43	13

22	Government National Mortgage Association, Pool #776954	2.50	11/15/42	23

36	Government National Mortgage Association, Pool #MA4717	2.50	9/20/47	39

50	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	53

13	Government National Mortgage Association, Pool #MA2890	2.50	6/20/45	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$29	Government National Mortgage Association, Pool #MA0908	2.50	4/20/28	$30

50	Government National Mortgage Association, Pool #MA0601	2.50	12/20/27	52

28	Government National Mortgage Association, Pool #AK7285	3.00	3/15/45	30

265	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	281

150	Government National Mortgage Association, Pool #MA3104	3.00	9/20/45	160

528	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	562

15	Government National Mortgage Association, Pool #MA4935	3.00	1/20/33	16

394	Government National Mortgage Association, Pool #MA6409	3.00	1/20/50	420

470	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	500

28	Government National Mortgage Association, Pool #MA2797	3.00	5/20/30	30

539	Government National Mortgage Association, Pool #MA4003	3.00	10/20/46	574

265	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	282

67	Government National Mortgage Association, Pool #MA4836	3.00	11/20/47	72

11	Government National Mortgage Association, Pool #5276	3.00	1/20/27	11

239	Government National Mortgage Association, Pool #MA4450	3.00	5/20/47	254

182	Government National Mortgage Association, Pool #MA4381	3.00	4/20/47	193

133	Government National Mortgage Association, Pool #MA3172	3.00	10/20/45	142

342	Government National Mortgage Association, Pool #MA4651	3.00	8/20/47	363

565	Government National Mortgage Association, Pool #MA5076	3.00	3/20/48	599

411	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	438

66	Government National Mortgage Association, Pool #MA3520	3.00	3/20/46	70

291	Government National Mortgage Association, Pool #MA0391	3.00	9/20/42	308

163	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	172

349	Government National Mortgage Association, Pool #MA6656	3.00	5/20/50	370

472	Government National Mortgage Association, Pool #MA6599	3.00	4/20/50	505

22	Government National Mortgage Association, Pool #AA2934	3.00	7/15/42	23

179	Government National Mortgage Association, Pool #MA0153	3.00	6/20/42	189

57	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	59

239	Government National Mortgage Association, Pool #MA2147	3.00	8/20/44	257

97	Government National Mortgage Association, Pool #779084	3.00	4/15/42	103

147	Government National Mortgage Association, Pool #MA2825	3.00	5/20/45	157

145	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	155

183	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	195

69	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	73

238	Government National Mortgage Association, Pool #AD8433	3.00	7/15/43	252

42	Government National Mortgage Association, Pool #AG0440	3.00	8/15/43	45

101	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	107

188	Government National Mortgage Association, Pool #MA1374	3.00	10/20/43	199

1,027	Government National Mortgage Association, Pool #MA0624	3.00	12/20/42	1,088

156	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	166

26	Government National Mortgage Association, Pool #AN5756	3.00	7/15/45	27

168	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	179

526	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	558

53	Government National Mortgage Association, Pool #MA1265	3.00	9/20/28	56

190	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	202

245	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	261

441	Government National Mortgage Association, Pool #MA6338	3.00	12/20/49	467

56	Government National Mortgage Association, Pool #MA4559	3.00	7/20/32	59

65	Government National Mortgage Association, Pool #MA3243	3.00	11/20/45	69

14	Government National Mortgage Association, Pool #AL5058	3.00	3/15/45	15

18	Government National Mortgage Association, Pool #MA1890	3.00	5/20/29	19

202	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	215

230	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	245

372	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	395

117	Government National Mortgage Association, Pool #MA2753	3.00	4/20/45	125

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$299	Government National Mortgage Association, Pool #MA4509	3.00	6/20/47	$317

179	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	190

57	Government National Mortgage Association, Pool #MA2600	3.00	2/20/45	61

166	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	177

194	Government National Mortgage Association, Pool #MA3033	3.00	8/20/45	206

94	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	100

21	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	22

12	Government National Mortgage Association, Pool #MA1266	3.50	9/20/28	13

220	Government National Mortgage Association, Pool #MA2303	3.50	10/20/44	236

48	Government National Mortgage Association, Pool #AD2954	3.50	7/15/44	51

44	Government National Mortgage Association, Pool #AD2416	3.50	5/15/43	47

277	Government National Mortgage Association, Pool #MA6219	3.50	10/20/49	293

216	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	231

144	Government National Mortgage Association, Pool #783976	3.50	4/20/43	154

294	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	319

315	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	337

208	Government National Mortgage Association, Pool #MA0088	3.50	5/20/42	226

14	Government National Mortgage Association, Pool #AL8566	3.50	3/15/45	15

501	Government National Mortgage Association, Pool #MA2148	3.50	8/20/44	537

163	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	175

429	Government National Mortgage Association, Pool #MA5136	3.50	4/20/48	456

138	Government National Mortgage Association, Pool #MA2754	3.50	4/20/45	149

180	Government National Mortgage Association, Pool #MA3663	3.50	5/20/46	191

217	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	232

278	Government National Mortgage Association, Pool #MA1090	3.50	6/20/43	299

533	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	579

286	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	308

200	Government National Mortgage Association, Pool #MA2678	3.50	3/20/45	214

250	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	269

92	Government National Mortgage Association, Pool #778157	3.50	3/15/42	98

329	Government National Mortgage Association, Pool #MA4196	3.50	1/20/47	352

165	Government National Mortgage Association, Pool #MA0022	3.50	4/20/42	180

208	Government National Mortgage Association, Pool #MA4069	3.50	11/20/46	222

182	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	194

262	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	280

127	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	136

165	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	176

147	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	160

100	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	107

202	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	216

358	Government National Mortgage Association, Pool #MA2073	3.50	7/20/44	384

173	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	182

330	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	351

191	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	204

66	Government National Mortgage Association, Pool #740798	3.50	1/15/42	71

175	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	186

112	Government National Mortgage Association, Pool #MA4451	3.50	5/20/47	119

121	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	130

171	Government National Mortgage Association, Pool #MA5263	3.50	6/20/48	181

112	Government National Mortgage Association, Pool #MA1838	3.50	4/20/44	120

222	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	237

51	Government National Mortgage Association, Pool #738602	3.50	8/15/26	54

249	Government National Mortgage Association, Pool #MA5816	3.50	3/20/49	264

88	Government National Mortgage Association, Pool #BD5909	3.50	10/15/47	93

246	Government National Mortgage Association, Pool #MA0852	3.50	3/20/43	264

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$329	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	$351

176	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	187

433	Government National Mortgage Association, Pool #MA5019	3.50	2/20/48	460

161	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	172

243	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	260

95	Government National Mortgage Association, Pool #MA1919	3.50	5/20/44	102

228	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	243

247	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	263

485	Government National Mortgage Association, Pool #MA5762	3.50	2/20/49	515

217	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	231

244	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	259

330	Government National Mortgage Association, Pool #MA4962	3.50	1/20/48	351

245	Government National Mortgage Association, Pool #MA5875	3.50	4/20/49	259

109	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	117

257	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	275

251	Government National Mortgage Association, Pool #MA4900	3.50	12/20/47	267

271	Government National Mortgage Association, Pool #MA3034	3.50	8/20/45	291

301	Government National Mortgage Association, Pool #MA3521	3.50	3/20/46	320

217	Government National Mortgage Association, Pool #MA2892	3.50	6/20/45	232

29	Government National Mortgage Association, Pool #796271	3.50	7/15/42	31

539	Government National Mortgage Association, Pool #MA6040	4.00	7/20/49	572

376	Government National Mortgage Association, Pool #5139	4.00	8/20/41	409

52	Government National Mortgage Association, Pool #AM8203	4.00	5/15/45	55

218	Government National Mortgage Association, Pool #MA5876	4.00	4/20/49	232

138	Government National Mortgage Association, Pool #MA3598	4.00	4/20/46	149

164	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	178

129	Government National Mortgage Association, Pool #MA1376	4.00	10/20/43	140

63	Government National Mortgage Association, Pool #MA2149	4.00	8/20/44	68

112	Government National Mortgage Association, Pool #MA2522	4.00	1/20/45	122

28	Government National Mortgage Association, Pool #4922	4.00	1/20/41	30

46	Government National Mortgage Association, Pool #MA0155	4.00	6/20/42	50

196	Government National Mortgage Association, Pool #MA1839	4.00	4/20/44	212

71	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	77

141	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	150

75	Government National Mortgage Association, Pool #MA2602	4.00	2/20/45	81

125	Government National Mortgage Association, Pool #713876	4.00	8/15/39	136

190	Government National Mortgage Association, Pool #MA2074	4.00	7/20/44	206

82	Government National Mortgage Association, Pool #AB1483	4.00	8/15/42	87

37	Government National Mortgage Association, Pool #753254	4.00	9/15/43	40

163	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	177

21	Government National Mortgage Association, Pool #766495	4.00	10/15/41	22

43	Government National Mortgage Association, Pool #MA3455	4.00	2/20/46	47

34	Government National Mortgage Association, Pool #740068	4.00	9/15/40	36

191	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	203

192	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	205

68	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	74

127	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	137

272	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	291

67	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	72

305	Government National Mortgage Association, Pool #MA4452	4.00	5/20/47	327

46	Government National Mortgage Association, Pool #738710	4.00	9/15/41	50

25	Government National Mortgage Association, Pool #779401	4.00	6/15/42	27

129	Government National Mortgage Association, Pool #MA1449	4.00	11/20/43	141

205	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	220

99	Government National Mortgage Association, Pool #MA1678	4.00	2/20/44	107

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$104	Government National Mortgage Association, Pool #MA0319	4.00	8/20/42	$112

36	Government National Mortgage Association, Pool #AV6086	4.00	7/15/47	39

237	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	252

178	Government National Mortgage Association, Pool #MA5986	4.00	6/20/49	189

282	Government National Mortgage Association, Pool #MA5931	4.00	5/20/49	299

308	Government National Mortgage Association, Pool #MA6155	4.00	9/20/49	327

141	Government National Mortgage Association, Pool #MA4197	4.00	1/20/47	152

80	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	86

569	Government National Mortgage Association, Pool #MA6091	4.00	8/20/49	604

188	Government National Mortgage Association, Pool #MA5078	4.00	3/20/48	200

40	Government National Mortgage Association, Pool #MA3106	4.00	9/20/45	43

55	Government National Mortgage Association, Pool #MA5330	4.00	7/20/48	58

8	Government National Mortgage Association, Pool #AJ2722	4.00	8/15/44	9

24	Government National Mortgage Association, Pool #MA3174	4.00	10/20/45	25

124	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	134

185	Government National Mortgage Association, Pool #MA4383	4.00	4/20/47	198

356	Government National Mortgage Association, Pool #MA4587	4.00	7/20/47	383

65	Government National Mortgage Association, Pool #AD5627	4.00	4/15/43	71

56	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	60

25	Government National Mortgage Association, Pool #BC0597	4.50	8/15/47	27

186	Government National Mortgage Association, Pool #MA5652	4.50	12/20/48	199

185	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	199

186	Government National Mortgage Association, Pool #MA5877	4.50	4/20/49	201

164	Government National Mortgage Association, Pool #MA5818	4.50	3/20/49	175

45	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	48

104	Government National Mortgage Association, Pool #MA4512	4.50	6/20/47	113

127	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	139

29	Government National Mortgage Association, Pool #729511	4.50	4/15/40	32

197	Government National Mortgage Association, Pool #MA5711	4.50	1/20/49	211

50	Government National Mortgage Association, Pool #MA3805	4.50	7/20/46	55

28	Government National Mortgage Association, Pool #BB7097	4.50	8/15/47	30

278	Government National Mortgage Association, Pool #MA5764	4.50	2/20/49	299

33	Government National Mortgage Association, Pool #738793	4.50	9/15/41	36

526	Government National Mortgage Association, Pool #4801	4.50	9/20/40	578

39	Government National Mortgage Association, Pool #MA1092	4.50	6/20/43	44

366	Government National Mortgage Association, Pool #721760	4.50	8/15/40	402

88	Government National Mortgage Association, Pool #MA0701	4.50	1/20/43	99

191	Government National Mortgage Association, Pool #MA5529	4.50	10/20/48	205

391	Government National Mortgage Association, Pool #MA5987	4.50	6/20/49	418

53	Government National Mortgage Association, Pool #MA4780	4.50	10/20/47	58

130	Government National Mortgage Association, Pool #5260	4.50	12/20/41	147

22	Government National Mortgage Association, Pool #MA4129	4.50	12/20/46	25

142	Government National Mortgage Association, Pool #MA4384	4.50	4/20/47	152

134	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	146

194	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	207

105	Government National Mortgage Association, Pool #MA5467	4.50	9/20/48	113

181	Government National Mortgage Association, Pool #717148	4.50	5/15/39	199

158	Government National Mortgage Association, Pool #782523	5.00	11/15/35	178

46	Government National Mortgage Association, Pool #MA5765	5.00	2/20/49	50

48	Government National Mortgage Association, Pool #MA5819	5.00	3/20/49	52

45	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	49

47	Government National Mortgage Association, Pool #MA5400	5.00	8/20/48	52

95	Government National Mortgage Association, Pool #MA5933	5.00	5/20/49	103

367	Government National Mortgage Association, Pool #4559	5.00	10/20/39	412

55	Government National Mortgage Association, Pool #MA4007	5.00	10/20/46	63

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$13	Government National Mortgage Association, Pool #MA0465	5.00		10/20/42	$14

47	Government National Mortgage Association, Pool #712690	5.00		4/15/39	52

82	Government National Mortgage Association, Pool #694531	5.00		11/15/38	93

25	Government National Mortgage Association, Pool #675179	5.00		3/15/38	29

86	Government National Mortgage Association, Pool #MA5597	5.00		11/20/48	93

85	Government National Mortgage Association, Pool #604285	5.00		5/15/33	95

21	Government National Mortgage Association, Pool #782468	5.00		11/15/38	23

75	Government National Mortgage Association, Pool #MA2076	5.00		7/20/44	87

103	Government National Mortgage Association, Pool #MA5080	5.00		3/20/48	113

21	Government National Mortgage Association, Pool #MA5712	5.00		1/20/49	23

109	Government National Mortgage Association, Pool #MA5653	5.00		12/20/48	119

71	Government National Mortgage Association, Pool #MA5988	5.00		6/20/49	78

30	Government National Mortgage Association, Pool #658181	5.50		11/15/36	34

134	Government National Mortgage Association, Pool #783284	5.50		6/20/40	144

82	Government National Mortgage Association, Pool #510835	5.50		2/15/35	94

15	Government National Mortgage Association, Pool #MA0466	5.50		10/20/42	17

52	Government National Mortgage Association, Pool #781959	6.00		7/15/35	58

54	Government National Mortgage Association, Pool #4222	6.00		8/20/38	63

62	Government National Mortgage Association, Pool #4245	6.00		9/20/38	73

31	Government National Mortgage Association, Pool #699237	6.50		9/15/38	37

2	Government National Mortgage Association, Pool #690789	6.50		5/15/38	2

1,750	Government National Mortgage Association, 30 YR TBA	2.50		7/20/50	1,841

850	Government National Mortgage Association, 30 YR TBA	2.50		8/20/50	893

325	Government National Mortgage Association, 30 YR TBA	3.00		8/20/50	344

3,300	Government National Mortgage Association, 30 YR TBA	3.00		7/20/49	3,494

1,625	Government National Mortgage Association, 30 YR TBA	3.50		7/20/48	1,714

50	Government National Mortgage Association, 30 YR TBA	4.00		7/20/48	53

	Total U.S. Government Agency Mortgages				196,059

Shares
	Investment Company — 26.35%

65,752,795	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.09	(b)		65,753

	Total Investment Company				65,753

	Total Investments Before TBA Sale Commitments (cost $273,670) — 112.68%				281,149

Principal Amount (000)

	TBA Sale Commitments (c) — (0.49)%

$(100)	Fannie Mae, 30 YR TBA	5.50		7/25/48	(110)

(725)	Government National Mortgage Association, 30 YR TBA	4.50		7/20/50	(773)

(325)	Government National Mortgage Association, 30 YR TBA	5.00		7/20/50	(352)

	Total TBA Sale Commitments				(1,235)

	Liabilities in excess of other assets — (12.19)%				(30,405)

	Net Assets — 100.00%				$249,509

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2020.

(b)	The rate disclosed is the rate in effect on June 30, 2020.

(c)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

TBA — To Be Announced purchase or sale commitment. Security is subject to delayed delivery

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2020

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon Investments Corporation	HC Capital Solutions	Total
Asset Backed Securities	1.07%	—	1.07%
Collateralized Mortgage Obligations	6.68%	—	6.68%
U.S. Government Agency Mortgages	78.58%	—	78.58%
Investment Company	12.34%	14.01%	26.35%
TBA Sale Commitments	-0.49%	—	-0.49%
Other Assets (Liabilities)	-12.00%	-0.19%	-12.19%

Total Net Assets	86.18%	13.82%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds — 88.59%

	Alabama — 2.35%

$2,025	County of Baldwin Alabama, GO, Callable 11/1/24 @ 100.00	5.00	5/1/25	$2,407

710	University of Alabama Revenue, Series A, Callable 7/1/22 @ 100.00	5.00	7/1/23	775

				3,182

	Alaska — 1.08%

1,385	Municipality of Anchorage Alaska, GO, Series B	5.00	9/1/21	1,460

	Arizona — 3.11%

805	County of Pima Arizona Sewer System Revenue	5.00	7/1/23	913

1,350	Maricopa County Unified School District No. 41 Gilbert, GO, Series C	5.00	7/1/25	1,636

1,590	Maricopa County Unified School District No. 48 Scottsdale, GO, Series 48-B, Callable 7/1/21 @ 100.00	4.25	7/1/25	1,652

				4,201

	Arkansas — 1.91%

2,295	Rogers School District No. 30, GO, Callable 8/1/24 @ 100.00 (State Aid Withholding)	4.00	2/1/26	2,593

	Connecticut — 0.96%

1,200	State of Connecticut, GO, Series A	5.00	4/15/22	1,294

	District of Columbia — 1.75%

2,000	District of Columbia, GO, Series D	5.00	6/1/24	2,358

	Florida — 8.57%

1,000	County of Miami-Dade Florida, GO	5.00	7/1/21	1,048

425	JEA Florida Electric System Revenue, Series D	5.00	10/1/22	470

800	JEA Florida Water & Sewer System Revenue, Series A	5.00	10/1/20	809

1,245	School District of Broward County Florida Revenue, Series A	5.00	7/1/20	1,245

950	State of Florida Department of Education Revenue, Series A	5.00	7/1/22	1,027

400	State of Florida Department of Environmental Protection Preservation Revenue, Series A	5.00	7/1/20	400

1,645	State of Florida Department of Management Services Refunding Certificates of Participation, Series A	5.00	11/1/23	1,892

400	State of Florida Lottery Revenue, Series A	5.00	7/1/20	400

1,950	State of Florida Turnpike Enterprise Revenue, Series B	5.00	7/1/21	2,037

2,105	Tohopekaliga Water Authority Utility System Revenue, Series A (Pre-Refunded/Escrowed to Maturity)	5.25	10/1/36	2,231

				11,559

	Georgia — 1.54%

2,000	Bulloch County Board of Education, GO (State Aid Withholding)	5.00	5/1/21	2,077

	Hawaii — 2.02%

1,970	City & County Honolulu Hawaii Wastewater System Revenue	4.00	7/1/25	2,292

425	State of Hawaii, GO, Series EO	5.00	8/1/21	446

				2,738

	Indiana — 1.59%

1,930	Indiana Municipal Power Agency Revenue, Series A	5.00	1/1/23	2,144

	Iowa — 2.60%

1,440	Ankeny Community School District, GO	5.00	6/1/23	1,630

1,155	City of Ankeny, GO, Series A	5.00	6/1/21	1,204

550	Linn-Mar Community School District, GO, Callable 5/1/26 @ 100.00	5.00	5/1/27	680

				3,514

	Kansas — 1.50%

1,790	Kansas Development Finance Authority Revenue	5.00	5/1/23	2,022

	Kentucky — 1.90%

1,610	Louisville/Jefferson County Metropolitan Government, GO, Series A	5.00	8/1/22	1,763

685	University of Kentucky, GO, Series A, Callable 4/1/24 @ 100.00 (State Intercept)	5.00	4/1/25	802

				2,565

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds (continued)

	Maine — 1.05%

$1,340	Maine Municipal Bond Bank Revenue, Series B	5.00	11/1/21	$1,421

	Maryland — 0.80%

1,000	University System of Maryland, GO, Series A	5.00	4/1/22	1,080

	Michigan — 4.24%

2,470	Charter Township of Meridian, GO	5.00	10/1/21	2,610

500	Oakland University Michigan Revenue	5.00	3/1/21	515

2,105	Wayne State University Revenue	5.00	11/15/26	2,600

				5,725

	Minnesota — 2.22%

2,765	White Bear Lake Independent School, GO, Series A (SD CRED PROG)	4.00	2/1/23	3,022

	Missouri — 1.48%

1,885	Saint Charles County Francis Howell School District, GO (State Aid Withholding)	4.00	3/1/22	1,997

	Nevada — 1.54%

250	Clark County, Nevada Highway Revenue	5.00	7/1/20	250

1,765	County of Clark Department of Aviation Revenue, Series A	5.00	7/1/21	1,837

				2,087

	New Jersey — 2.69%

375	Middlesex County Improvement Authority Revenue (CNTY-GTD)	3.00	9/1/20	377

2,815	New Jersey Infrastructure Bank, Series A	3.00	9/1/24	3,109

130	South Brunswick Township New Jersey, GO	4.00	9/1/20	131

				3,617

	New Mexico — 3.95%

1,400	Carlsbad Municipal School District, GO (State Aid Withholding)	5.00	8/1/22	1,528

1,100	County of Bernalillo New Mexico, GO	5.00	8/15/20	1,106

2,500	New Mexico Finance Authority Revenue, Series B	5.00	6/1/22	2,721

				5,355

	New York — 3.29%

790	New York City Fiscal 2019, GO, Series A	5.00	8/1/20	793

250	New York City Municipal Water Finance Authority Water & Sewer System Revenue, Callable 12/15/21 @ 100.00	5.00	6/15/23	267

900	New York City Transitional Finance Authority Future Tax Secured Revenue, Series C1	5.00	5/1/21	936

385	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00	11/1/21	408

405	New York State Dormitory Authority Revenue, Series A	5.00	2/15/24	471

1,400	New York State Dormitory Authority Revenue, Series B	5.00	2/15/23	1,564

				4,439

	North Carolina — 2.71%

1,625	County of Johnston Revenue, Series A	5.00	4/1/22	1,755

1,470	North Carolina State University at Raleigh Revenue	5.00	10/1/20	1,488

375	State of North Carolina Revenue	5.00	3/1/23	417

				3,660

	Ohio — 5.69%

1,930	Cleveland Department of Public Utilities Division of Water Revenue, Series D	5.00	1/1/22	2,060

2,020	Ohio University Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	12/1/32	2,246

2,955	State of Ohio, GO, Series B	5.00	8/1/23	3,377

				7,683

	Oregon — 0.46%

590	Multnomah County School District No. 1 Portland, GO, Series B (SCH BD GTY)	5.00	6/15/21	616

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds (continued)

	Pennsylvania — 2.30%

$2,010	Millcreek Township School District, GO (BAM)	5.00	9/15/27	$2,572

525	Philadelphia Pennsylvania Authority For Industrial Development Temple University Revenue, Series 2016	5.00	4/1/21	542

				3,114

	South Carolina — 1.31%

1,635	Aiken County Consolidated School District South Carolina, GO, Series B (SCSDE)	5.00	4/1/22	1,765

	South Dakota — 0.30%

395	City of Sioux Falls South Dakota Sales Tax Revenue, Series A	5.00	11/15/20	402

	Tennessee — 0.27%

350	City of Clarksville Tennessee Water Sewer & Gas Revenue	5.00	2/1/21	359

	Texas — 12.87%

1,770	Carroll Independent School District, GO (PSF-GTD)	5.00	2/15/22	1,901

1,255	City of Arlington Texas, GO, Series A	5.00	8/15/22	1,379

1,565	City of Bryan Texas, GO	5.00	8/15/22	1,716

1,550	City of Garland Texas Electric Utility System Revenue	5.00	3/1/24	1,787

2,250	City of Grand Prairie Texas, GO	5.00	2/15/22	2,417

1,015	Conroe Independent School District, GO (PSF-GTD)	5.00	2/15/25	1,220

705	County of Travis Texas, GO	5.00	3/1/21	727

685	Cypress-Fairbanks Independent School District, GO, Series C (PSF-GTD)	5.00	2/15/22	736

660	Dallas Area Rapid Transit Revenue, Series A	5.00	12/1/24	780

450	Goose Creek Texas Consolidated Independent School District, GO, Callable 2/15/21 @ 100.00 (PSF-GTD)	5.00	2/15/22	463

430	Harris County Toll Road Authority Revenue, Series B	5.00	8/15/22	471

690	Katy Independent School District, GO, Series B (PSF-GTD)	5.00	2/15/22	741

625	North East Independent School District Texas, GO (PSF-GTD)	5.00	8/1/22	684

1,150	Round Rock Independent School District, GO (PSF-GTD)	5.00	8/1/25	1,402

950	State of Texas, GO, Series C	1.78	10/1/20	953

				17,377

	Virginia — 0.76%

1,020	Virginia Housing Development Authority Revenue, Series A, Continuously Callable @ 100.00	2.05	3/1/22	1,021

	Washington — 5.77%

1,735	City of Seattle Washington Municipal Light & Power Revenue, Series A	5.00	1/1/24	2,014

1,260	County of King Washington, GO, Series B	5.00	7/1/25	1,535

1,300	King County School District No. 411 Issaquah, GO (SCH BD GTY)	4.00	12/1/20	1,321

1,085	King County Washington School District No. 405, GO, Series B (SCH BD GTY)	5.00	12/1/24	1,297

215	King County Washington Sewer Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	1/1/22	215

135	King County Washington Sewer Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	1/1/22	135

365	State of Washington Revenue, Series A	5.00	7/1/20	365

820	State of Washington Revenue, Series F	5.00	9/1/22	901

				7,783

	Wisconsin — 4.01%

380	City of Milwaukee Wisconsin, GO, Series N4&B5	5.00	4/1/23	427

880	State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Revenue, Series 1	4.00	6/1/21	910

1,000	Stevens Point Area Public School District Wisconsin, GO	5.00	4/1/24	1,169

1,630	Wauwatosa School District, GO, Series A	4.00	3/1/21	1,667

525	Wisconsin Energy Power Supply Revenue, Series A	5.00	7/1/22	573

665	Wisconsin Health & Educational Facilities Authority Revenue	5.00	11/15/20	676

				5,422

	Total Municipal Bonds			119,652

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Shares	Security Description	Rate %		Value (000)

	Investment Company — 11.62%

15,700,651	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.09	(a)	$15,701

	Total Investment Company			15,701

	Total Investments (cost $132,767) — 100.21%			135,353
	Liabilities in excess of other assets — (0.21)%			(288)

	Net Assets — 100.00%			$135,065

(a)	The rate disclosed is the rate in effect on June 30, 2020.

BAM — Build America Mutual

CNTY-GTD — County Guarantee

GO — General Obligation

PSF-GTD — Public School Fund Guaranteed

SCH BD GTY — School Board Guaranty

SCSDE — Insured by South Carolina School Discount Enhancement

SD CRED PROG — School District Credit Program

As of June 30, 2020, 100% of the Portfolio’s net assets were managed by Breckinridge Capital Advisors, Inc.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds — 96.80%

	Alabama — 1.84%

$1,675	Auburn University Revenue, Series A	5.00		6/1/26	$2,095

1,400	Birmingham Alabama Water Works Board Water Revenue, Series B	5.00		1/1/24	1,611

1,000	Jefferson County Alabama Revenue	5.00		9/15/22	1,099

1,000	Lower Alabama Gas District Revenue, Callable 9/1/25 @ 100.58	4.00	(a)	12/1/50	1,120

1,000	Troy University Revenue, Series A (BAM)	5.00		11/1/26	1,251

					7,176

	Arizona — 1.30%

1,000	Maricopa County High School District No. 210-Phoenix, GO	5.00		7/1/25	1,212

1,215	Northern Arizona University Revenue, Series B (BAM)	5.00		6/1/26	1,480

1,000	Salt Verde Arizona Financial Corp. Senior Gas Revenue (Citigroup, Inc.)	5.25		12/1/24	1,137

1,015	State of Arizona, Series A	5.00		10/1/25	1,236

					5,065

	Arkansas — 0.33%

1,200	Arkansas State Development Finance Authority Hospital Revenue, Series B	5.00		2/1/23	1,309

	California — 2.23%

820	California State Department of Water Resources Revenue, Central Valley Project, Continuously Callable @ 100.00	5.25		7/1/22	823

1,250	California State, GO	5.00		8/1/24	1,475

2,460	Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue, Series A-1	5.00		6/1/26	2,961

1,000	Los Angeles California Department of Airports Revenue	5.00		5/15/23	1,121

1,750	State of California, GO, Callable 4/1/29 @ 100.00	5.00		4/1/30	2,299

65	University of California Revenue, Series Q, Continuously Callable @ 100.00	5.25		5/15/23	65

					8,744

	Colorado — 5.61%

3,550	Colorado Health Facilities Authority Revenue, Series A	5.00		1/1/25	4,088

1,225	Colorado State Board of Governors University Enterprise System Revenue, Series E-2	5.00		3/1/25	1,475

5,000	Colorado State Health Facilities Authority Revenue, Catholic Health Initiatives, Series D-3	5.00	(a)	10/1/38	5,262

1,750	Denver City & County Colorado Airport System Revenue, Series A	5.00		11/15/23	1,984

3,600	Denver City & County Colorado Airport System Revenue, Series A	5.00		12/1/25	4,230

2,970	Denver City & County School District No. 1, GO, Series A (State Aid Withholding)	5.50		12/1/25	3,756

1,000	State of Colorado, Certificate of Participation	5.00		3/15/23	1,124

					21,919

	Connecticut — 1.87%

1,085	Connecticut State Health & Educational Facilities Authority Revenue, Series B	5.00		12/1/26	1,260

2,500	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series A	5.00		9/1/21	2,627

3,000	State of Connecticut, GO, Series A, Callable 10/15/23 @ 100.00	5.00		10/15/25	3,395

					7,282

	District of Columbia — 0.77%

1,500	District of Columbia University Revenue	5.00		4/1/25	1,710

1,200	Metropolitan Washington Airports Authority Revenue, Series A (AMT)	5.00		10/1/22	1,301

					3,011

	Florida — 3.96%

2,000	Alachua County Health Facilities Authority Revenue, Callable 6/1/26 @ 100.00	5.00	(a)	12/1/37	2,411

955	County of Polk Florida Utility System Revenue	5.00		10/1/27	1,225

1,000	Florida Municipal Power Agency Revenue	5.00		10/1/25	1,218

1,615	Lee County Florida Solid Waste System Revenue	5.00		10/1/22	1,748

1,500	Lee County Florida Solid Waste System Revenue (AMT)	5.00		10/1/25	1,741

3,250	Orange County Florida Tourist Development Tax Revenue, Series B	5.00		10/1/25	3,742

1,500	Palm Beach County Florida Health Facilities Authority Revenue	5.00		11/15/21	1,579

1,750	South Florida Water Management District Corps, Certificate of Participation	5.00		10/1/21	1,848

					15,512

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	Georgia — 4.19%

$1,000	Atlanta Georgia Development Authority Revenue, Series A-1	5.00		7/1/23	$1,061

1,000	Fayette County Hospital Authority Revenue, Callable 1/1/24 @ 100.00	5.00	(a)	7/1/54	1,157

1,250	Fulton County Georgia Development Authority Revenue, Series A	5.00		7/1/23	1,397

1,600	Fulton County Georgia Development Authority Revenue, Series A	5.00		7/1/24	1,844

3,050	Georgia State Municipal Gas Authority Revenue, Gas Portfolio III Project, Series U	5.00		10/1/21	3,220

1,000	Main Street Natural Gas, Inc. Revenue, Series B, Callable 6/1/23 @ 100.00	0.87 (US0001M + 75.00 bps)	(b)	4/1/48	965

5,000	Main Street Natural Gas, Inc. Revenue, Callable 6/1/26 @ 100.50	4.00	(a)	3/1/50	5,720

1,000	Savannah Economic Development Authority Revenue	1.90		8/1/24	993

					16,357

	Illinois — 8.11%

85	Chicago Illinois Certificates of Participation, Tax Increment Allocation Revenue, Diversey/Narragansett Project, Series NT Continuously Callable @ 100.00	7.46		2/15/26	68

1,000	Chicago Park District, GO, Series B, Callable 1/1/24 @ 100.00	5.00		1/1/26	1,085

1,000	City of Chicago Illinois Waterworks Revenue	5.00		11/1/24	1,087

1,000	City of Chicago Illinois Waterworks Revenue, Callable 11/1/22 @ 100.00	5.00		11/1/24	1,064

1,000	City of Chicago Illinois Waterworks Revenue, Callable 11/1/24 @ 100.00	5.00		11/1/25	1,112

275	Illinois State Finance Authority Revenue	5.00		5/1/22	298

965	Illinois State Finance Authority Revenue	5.00		5/1/22	1,047

4,600	Illinois State Sales Tax Revenue, Series A	5.00		6/15/25	5,431

1,635	Illinois State Toll Highway Authority Revenue	5.00		1/1/25	1,914

1,725	Metropolitan Water Reclamation District of Greater Chicago, GO, Series B	5.00		12/1/24	2,008

3,035	Metropolitan Water Reclamation District of Greater Chicago, GO, Series A, Callable 12/1/26 @ 100.00	5.00		12/1/27	3,665

750	Northern Illinois Municipal Power Agency Project Revenue, Series A	5.00		12/1/22	818

2,000	Railsplitter Tobacco Settlement Authority Revenue	5.00		6/1/22	2,166

2,000	Regional Transportation Authority Revenue (AGC)	6.00		6/1/25	2,439

2,000	Sales Tax Securitization Corp. Revenue, Series A	5.00		1/1/29	2,410

1,450	University of Illinois Revenue, Series C, Callable 10/1/21 @ 100.00	5.00		4/1/25	1,510

2,995	University of Illinois, Certificate of Participation, Series B, Callable 10/1/26 @ 100.00	5.00		10/1/27	3,619

					31,741

	Indiana — 2.70%

2,500	City of Whiting Indiana Revenue	5.00	(a)	12/1/44	2,961

1,150	Indiana Finance Authority Revenue, Series A	5.00		11/1/23	1,311

1,000	Indiana Finance Authority Revenue, Series A	5.00		11/1/24	1,178

1,500	Indiana Finance Authority Revenue, Series A	3.13		12/1/24	1,642

2,250	Indiana Finance Authority Revenue, Series B, Callable 1/1/25 @ 100.00	2.25	(a)	12/1/58	2,362

1,000	Indiana State Finance Authority Revenue, Stadium Project, Series A	5.00		2/1/23	1,118

					10,572

	Kentucky — 2.48%

1,300	City of Owensboro Kentucky Electric Light & Power System Revenue	4.00		1/1/23	1,396

3,160	Kentucky Public Energy Authority Revenue, Series A	4.00		4/1/23	3,427

1,000	Kentucky Public Energy Authority Revenue, Series A, Callable 1/2/24 @ 100.40	4.00		4/1/24	1,107

3,500	Kentucky Public Energy Authority Revenue, Series B, Callable 10/1/24 @ 100.24	4.00	(a)	1/1/49	3,762

					9,692

	Louisiana — 2.11%

1,415	Jefferson Sales Tax District, Series A (AGM)	5.00		12/1/25	1,721

2,500	Louisiana Offshore Terminal Authority Revenue	1.65	(a)	9/1/33	2,476

2,850	Louisiana State Citizens Property Insurance Corp. Revenue (AGM)	5.00		6/1/22	3,088

1,000	Parish of St. John the Baptist Louisiana Revenue	2.10	(a)	6/1/37	974

					8,259

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds (continued)

	Maine — 0.32%

$1,025	Finance Authority of Maine Revenue (AGC)	5.00	12/1/26	$1,254

	Maryland — 2.16%

1,000	Maryland State Health & Higher Educational Facilities Authority Revenue, Series B	5.00	7/1/22	1,074

4,040	Maryland State Stadium Authority Revenue	5.00	5/1/24	4,742

2,090	Maryland State Transportation Authority Revenue (AMT)	5.00	6/1/28	2,679

				8,495

	Massachusetts — 0.74%

1,615	Massachusetts State Educational Financing Authority Revenue, Series A (AMT)	5.00	7/1/23	1,757

1,000	Massachusetts State Educational Financing Authority Revenue (AMT)	5.00	1/1/25	1,123

				2,880

	Michigan — 2.69%

1,810	Great Lakes Michigan Water Authority Sewage Disposal System Revenue, Series B	5.00	7/1/24	2,118

1,000	Michigan Finance Authority Revenue, Callable 6/1/25 @ 100.00	5.50	12/1/29	1,197

1,450	Michigan State Building Authority Revenue	5.00	4/15/25	1,754

1,605	Michigan Strategic Fund Revenue	5.00	6/30/25	1,791

2,960	Utica Community Schools, GO (Q-SBLF)	5.00	5/1/26	3,645

				10,505

	Minnesota — 0.30%

1,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Series C	5.00	1/1/26	1,164

	Missouri — 1.01%

2,400	Health & Educational Facilities Authority of the State of Missouri Revenue	5.00	6/1/25	2,876

1,000	Missouri State Health & Educational Facilities Authority Revenue	5.00	11/15/23	1,105

				3,981

	Nevada — 1.60%

3,470	Clark County Nevada School District, GO, Series A	5.00	6/15/23	3,865

1,000	Clark County Nevada School District, GO, Series A	5.00	6/15/26	1,210

1,000	State of Nevada Highway Improvement Revenue	5.00	12/1/24	1,190

				6,265

	New Jersey — 2.99%

430	New Jersey Economic Development Authority Revenue, Callable 11/1/29 @ 100.00	5.00	11/1/30	502

2,695	New Jersey Economic Development Authority Revenue, School Facilities Construction	5.00	3/1/21	2,734

1,055	New Jersey Economic Development Authority Revenue, School Facilities Construction	5.00	3/1/21	1,085

1,660	New Jersey Housing & Mortgage Finance Agency Revenue, Series D	4.00	4/1/22	1,744

1,210	New Jersey State Economic Development Authority Revenue, School Facilities Construction	5.00	6/15/28	1,343

2,000	New Jersey State Higher Education Student Assistance Authority Revenue, Series B (AMT)	5.00	12/1/22	2,180

1,990	Tobacco Settlement Financing Corp. New Jersey Revenue, Series B	3.20	6/1/27	2,091

				11,679

	New York — 4.85%

2,110	Metropolitan Transportation Authority New York Revenue, Series A-1	5.00	11/15/22	2,224

2,000	Metropolitan Transportation Authority New York Revenue, Series B	5.00	11/15/22	2,108

3,000	New York City Housing Development Corp. Revenue, Series B-2, Callable 7/1/23 @ 100.00	5.00	7/1/26	3,377

1,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series B-1, Callable 8/1/24 @ 100.00	5.00	8/1/29	1,159

1,500	New York State Dormitory Authority Revenue, Series D	5.00	2/15/25	1,796

3,255	New York State Transportation Development Corp. Special Facilities Revenue, Terminal One Group Associates	5.00	1/1/21	3,281

4,500	Port Authority of New York & New Jersey New York Revenue, Consolidated 185th (AMT)	5.00	9/1/23	5,030

				18,975

	North Carolina — 1.84%

1,000	City of Charlotte North Carolina Airport Revenue, Series C	5.00	7/1/24	1,170

1,000	County of Wake North Carolina Revenue	5.00	9/1/28	1,328

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	North Carolina (continued)

$3,000	County of Wake North Carolina, GO	5.00		9/1/24	$3,568

1,000	North Carolina State Turnpike Authority Revenue (AGC)	5.00		1/1/24	1,127

					7,193

	Ohio — 3.85%

1,750	American Municipal Power, Inc. Revenue, Series A	5.00		2/15/24	2,029

1,500	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00		2/15/27	1,720

3,000	Buckeye Tobacco Settlement Financing Authority Revenue, Series A-2, Callable 6/1/30 @ 100.00	5.00		6/1/32	3,941

660	Mahoning County Ohio Hospital Facilities Revenue, Western Reserve Care System Continuously Callable @ 100.00 (MBIA)	5.50		10/15/25	746

2,500	Montgomery County Ohio Revenue, Miami Valley Hospital, Series A, Callable 11/15/20 @ 100.00	5.75		11/15/22	2,540

700	University of Cincinnati Revenue	5.00		6/1/25	839

775	University of Cincinnati Revenue	5.00		6/1/26	950

1,850	University of Cincinnati Revenue	5.00		6/1/27	2,304

					15,069

	Oklahoma — 0.25%

1,000	Oklahoma Development Finance Authority Revenue, Callable 6/30/22 @ 100.00	1.63		7/6/23	993

	Oregon — 0.41%

1,305	Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis, GO, Series A (SCH BD GTY)	5.00	(a)	6/15/25	1,585

	Pennsylvania — 6.15%

1,000	City of Philadelphia Pennsylvania Water & Wastewater Revenue, Series B	5.00		11/1/27	1,269

1,250	Commonwealth Financing Authority Revenue, Tobacco Master Settlement	5.00		6/1/23	1,394

4,000	Delaware Valley Regional Finance Authority Revenue, Series B, Callable 9/1/21 @ 100.00 (CNTY-GTD)	0.55 (MUNIPSA + 42.00 bps)	(b)	9/1/48	3,974

850	Easton Area School District, GO, Series A (State Aid Withholding)	4.00		4/1/25	983

1,860	Luzerne County Industrial Development Authority Revenue, Callable 12/3/29 @ 100.00	2.45	(a)	12/1/39	1,973

2,500	Pennsylvania Economic Development Financing Authority Revenue (AMT)	2.15	(a)	7/1/41	2,524

2,500	Pennsylvania State Turnpike Commission Revenue	5.00		6/1/24	2,803

3,000	Philadelphia Pennsylvania Gas Works Revenue	5.00		8/1/21	3,138

3,225	School District of Philadelphia, GO	5.00		9/1/28	4,127

1,700	Southeastern Pennsylvania Transportation Authority Revenue	5.00		3/1/23	1,898

					24,083

	Rhode Island — 0.82%

2,000	Rhode Island Health & Educational Building Corp. Revenue	5.00		5/15/23	2,201

1,000	Rhode Island State Student Loan Authority Student Loan Revenue, Series A (AMT)	5.00		12/1/22	1,063

					3,264

	South Carolina — 1.77%

3,680	County of Charleston South Carolina, GO, Series A (State Aid Withholding)	5.00		11/1/26	4,656

2,250	Piedmont Municipal Power Agency Electric Revenue, Series A-2, Callable 1/1/21 @ 100.00	5.00		1/1/22	2,298

					6,954

	Tennessee — 0.77%

1,500	Tennessee Energy Acquisition Corp. Revenue, Callable 8/1/25 @ 100.22	4.00	(a)	11/1/49	1,674

1,250	Tennessee State Energy Acquisition Corp. Gas Revenue, Series E, Callable 2/1/23 @ 100.43	4.00	(a)	5/1/48	1,341

					3,015

	Texas — 19.50%

2,000	Aldine Texas Independent School District, GO (PSF-GTD)	5.00		2/15/25	2,413

1,025	Arlington Higher Education Finance Corp. Revenue (PSF-GTD)	5.00		8/15/27	1,296

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	Texas (continued)

$1,230	Arlington Higher Education Finance Corp. Revenue (PSF-GTD)	5.00		8/15/28	$1,588

1,000	Austin Texas Community College District, GO	5.00		8/1/23	1,139

1,000	City of Dallas Texas, GO, Series A, Callable 2/15/23 @ 100.00	5.00		2/15/26	1,111

2,450	City of Dallas Texas, GO, Callable 2/15/25 @ 100.00	5.00		2/15/27	2,895

2,500	City of Houston Texas Airport System Revenue, Series C (AMT)	5.00		7/1/25	2,923

1,205	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00		8/15/24	1,423

2,200	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00		8/15/25	2,680

2,500	Dallas Independent School District, GO, Series A, Callable 2/15/25 @ 100.00 (PSF-GTD)	5.00		2/15/27	2,978

2,300	Dallas Love Field Revenue (AMT)	5.00		11/1/25	2,575

3,500	Dallas-Fort Worth Texas International Airport Revenue, Series E	5.00		11/1/22	3,752

1,100	Denton Texas Utility System Revenue	5.00		12/1/22	1,217

1,000	El Paso Texas Water & Sewer Revenue	5.00		3/1/22	1,077

3,500	Grand Parkway Transportation Corp. Revenue	5.00		2/1/23	3,793

2,100	Harris County Cultural Education Facilities Finance Corp. Baylor College of Medicine Revenue	5.00		11/15/27	2,581

2,095	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00		11/15/23	2,345

1,650	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00		11/15/25	2,012

1,650	Harris County Toll Road Authority Revenue, Series A	5.00		8/15/23	1,879

1,000	Love Field Texas Airport Modernization Corp. General Airport Revenue (AMT)	5.00		11/1/22	1,064

1,220	Love Field Texas Airport Modernization Corp. General Airport Revenue, Callable 11/1/22 @ 100.00	5.00		11/1/28	1,236

1,000	Lower Colorado River Texas Authority Revenue	5.00		5/15/26	1,235

1,000	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00		5/15/22	1,084

1,075	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00		5/15/23	1,212

1,695	North Texas Tollway Authority Revenue, Series A	5.00		1/1/22	1,785

2,500	North Texas Tollway Authority Revenue, Series A	5.00		1/1/22	2,670

1,000	North Texas Tollway Authority Revenue, Series A	5.00		1/1/24	1,147

1,000	North Texas Tollway Authority Revenue, Series B, Callable 1/1/23 @ 100.00	5.00		1/1/26	1,106

1,000	Northside Texas Independent School District, GO (PSF-GTD)	5.00		6/15/24	1,176

1,070	Sam Rayburn Texas Municipal Power Agency Revenue	5.00		10/1/20	1,080

1,750	San Antonio Texas Airport System Revenue	5.00		7/1/25	1,970

1,000	San Antonio Texas Airport System Revenue	5.00		7/1/26	1,139

1,175	San Antonio Texas Water Revenue, Junior Lien, Series A	5.00		5/15/22	1,276

1,505	Texas A&M University Revenue, Series E	5.00		5/15/23	1,702

4,365	Texas State College Student Loan, GO	5.00		8/1/22	4,768

2,230	University of Houston Revenue, Series C, Callable 2/15/26 @ 100.00	5.00		2/15/28	2,726

3,000	University of Texas Revenue, Series E	5.00		8/15/23	3,425

1,300	West Harris County Regional Water Authority Revenue	5.00		12/15/27	1,653

1,000	West Travis County Public Utility Agency Revenue (BAM)	5.00		8/15/26	1,232

					76,363

	Utah — 0.35%

1,090	Utah Transit Authority Revenue	5.00		12/15/26	1,356

	Virginia — 2.99%

1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00		5/15/22	1,084

1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00		5/15/23	1,128

1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00		5/15/24	1,169

3,600	Hampton Roads Transportation Accountability Commission Revenue, Series A	5.00		7/1/22	3,923

2,000	King George County Economic Development Authority Revenue	2.50	(a)	6/1/23	2,005

1,000	Roanoke Economic Development Authority Revenue	5.00		7/1/25	1,202

1,000	Virginia Public Building Authority Revenue, Series B (AMT)	5.00		8/1/24	1,175

					11,686

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	Washington — 2.34%

$1,420	Grant County Washington Public Utilities District #2 Priest Rapids Hydro Electric Revenue, Series B (AMT)	5.00		1/1/22	$1,520

1,500	Port of Seattle Washington Revenue (AMT)	5.00		4/1/26	1,757

2,310	Washington Health Care Facilities Authority Revenue	5.00		8/15/23	2,596

1,250	Washington Health Care Facilities Authority Revenue	5.00		10/1/25	1,511

1,600	Washington Health Care Facilities Authority Revenue, Series B1, Callable 2/1/24 @ 100.00	5.00	(a)	8/1/49	1,755

					9,139

	Wisconsin — 1.60%

1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00		3/1/22	1,062

1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00		3/1/23	1,097

1,225	University of Wisconsin Hospitals & Clinics Revenue	5.00		4/1/26	1,498

1,100	Wisconsin Health & Educational Facilities Authority	4.00		11/15/26	1,312

1,155	Wisconsin State Health & Educational Facilities Authority Revenue, Series A	5.00		11/15/22	1,278

					6,247

	Total Municipal Bonds				378,784

Shares

	Investment Company — 1.15%

4,500,446	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.09	(c)		4,500

	Total Investment Company				4,500

	Total Investments (cost $372,461) — 97.95%				383,284
	Other assets in excess of liabilities — 2.05%				8,024

	Net Assets — 100.00%				$391,308

(a)	Interest rate is determined by the Remarketing Agent. The rate disclosed is the rate in effect on June 30, 2020.

(b)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2020.

(c)	The rate disclosed is the rate in effect on June 30, 2020.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

bps — Basis Points

CNTY-GTD — County Guarantee

GO — General Obligation

MBIA — Municipal Bond Insurance Association

MUNIPSA — SIFMA Municipal Swap Index Yield

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified School Bond Loan Fund

SCH BD GTY — School Board Guaranty

US0001M — 1 Month US Dollar LIBOR

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Intermediate Term Municipal Bond Portfolio	Mellon Investments Corporation	HC Capital Solutions	Total
Municipal Bonds	96.80%	—	96.80%

Investment Company	—	1.15%	1.15%

Other Assets (Liabilities)	2.20%	-0.15%	2.05%

Total Net Assets	99.00%	1.00%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments — June 30, 2020

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds — 88.97%

	Alabama — 3.53%

$1,415	Birmingham Alabama Special Care Facilities Financing Authority Health Care Facility, Callable 6/1/25 @ 100.00	5.00	6/1/29	$1,630

1,000	Pell City Alabama, GO, Series A, Callable 2/1/25 @ 100.00	5.00	2/1/26	1,191

				2,821

	Alaska — 1.55%

1,230	Municipality of Anchorage Alaska, GO, Series B	5.00	9/1/20	1,240

	Arizona — 0.77%

450	Maricopa County Arizona Unified School District No. 48, GO	5.00	7/1/21	471

140	Yuma County Arizona Jail District Revenue, Pledge Obligation	5.00	7/1/20	140

				611

	Florida — 14.77%

1,455	East Central Regional Wastewater Treatment Facilities Operation Board Revenue (Pre-Refunded/Escrowed to Maturity)	5.50	10/1/44	1,775

1,525	Florida Department of Environmental Protection Revenue, Series A	5.00	7/1/24	1,784

1,250	Florida State Board of Education Lottery Revenue, Series A	5.00	7/1/26	1,567

1,400	Lee County Florida School Board Certificates of Participation, Series A, Callable 8/1/24 @ 100.00	5.00	8/1/27	1,635

1,000	Miami-Dade County Florida Water & Sewer Revenue, Series B (AGM)	5.25	10/1/20	1,012

750	Miami-Dade County Florida, GO, Series A, Callable 11/1/24 @ 100.00	5.00	11/1/27	878

585	Orange County Florida School Board, Certificates of Participation, Series A	5.00	8/1/23	667

800	State of Florida, GO, Series A	5.00	6/1/23	909

1,500	West Palm Beach Florida Utility System Revenue, Series A, Callable 10/1/21 @ 100.00	5.00	10/1/22	1,585

				11,812

	Idaho — 1.74%

1,285	Idaho State Housing & Finance Association, Grant & Revenue Anticipation Federal Highway Trust, Series A	5.00	7/15/22	1,394

	Illinois — 2.21%

1,400	Illinois Finance Authority Revenue	5.00	1/1/27	1,769

	Iowa — 2.14%

1,410	City of Bettendorf Iowa, GO, Series D	5.00	6/1/25	1,709

	Kansas — 1.22%

850	City of Olathe Kansas, GO, Series 230	5.00	10/1/23	975

	Massachusetts — 2.16%

1,000	Massachusetts State Bay Transportation Authority Sales Tax Revenue	4.00	12/1/21	1,052

600	Massachusetts State, GO, Series A	5.00	3/1/23	673

				1,725

	Nevada — 3.92%

800	Clark County Nevada Highway Improvement Revenue	5.00	7/1/23	902

1,105	Las Vegas Valley Nevada Water District, GO, Series B	5.00	12/1/24	1,313

800	Nevada State System of Higher Education Certificates of Participation Revenue, Series A, Callable 7/1/24 @ 100.00	5.00	7/1/26	923

				3,138

	New Mexico — 1.66%

1,025	Albuquerque Municipal School District No. 12, GO, Callable 8/1/28 @ 100.00 (State Aid Withholding)	5.00	8/1/29	1,325

	New York — 4.72%

600	Metropolitan Transportation Authority Revenue, Series A-1	5.00	2/1/23	636

495	New York City Transitional Finance Authority Revenue, Series D, Callable 2/1/21 @ 100.00	5.25	2/1/22	509

1,470	New York State Dormitory Authority Revenue, Series E, Callable 9/15/28 @ 100.00	5.00	3/15/30	1,906

625	New York State Dormitory Authority State Personal Income Tax Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/26	719

				3,770

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (continued) — June 30, 2020

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	North Carolina — 2.85%

$1,500	North Carolina State Revenue, Series B	5.00		5/1/27	$1,918

300	University of North Carolina at Greensboro Revenue	5.00		4/1/25	358

					2,276

	Ohio — 8.16%

700	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00		2/15/27	803

1,000	Butler County Ohio Hospital Facilities Revenue, Series X	5.00		5/15/29	1,322

1,600	Columbus Ohio State, GO, Series 1 (Pre-Refunded/Escrowed to Maturity)	5.00		7/1/24	1,825

500	Ohio State Hospital Facility Revenue, Callable 1/1/28 @ 100.00	5.00		1/1/30	635

800	Ohio State University Revenue	5.00		12/1/22	888

975	Ohio Water Development Authority Revenue	5.00		6/1/22	1,063

					6,536

	Pennsylvania — 1.93%

1,375	Blairsville-Saltsburg School District, GO (BAM State Aid Withholding)	5.00		3/15/23	1,544

	South Dakota — 2.54%

1,675	South Dakota Board of Regents Revenue, Callable 10/1/27 @ 100.00	5.00		4/1/29	2,042

	Texas — 17.83%

275	City of Denton Texas, GO	5.00		2/15/21	283

1,550	City of Missouri City Texas, GO, Callable 6/15/26 @ 100.00	5.00		6/15/30	1,891

300	City of Pearland Texas, GO, Callable 3/1/27 @ 100.00	5.00		3/1/29	375

710	Dallas Texas Waterworks & Sewer System Revenue (Pre-Refunded/Escrowed to Maturity)	5.00		10/1/23	754

540	Dallas Texas Waterworks & Sewer System Revenue (Pre-Refunded/Escrowed to Maturity)	5.00		10/1/23	570

1,500	Harris County Texas Cultural Education Facilities Finance Corp. Medicine Facilities Revenue, Callable 10/1/25 @ 100.00	5.00		10/1/27	1,808

1,545	Harris County Texas Revenue, Series A, Callable 8/15/26 @ 100.00	5.00		8/15/30	1,893

1,120	Houston Community College System Revenue	5.00		4/15/21	1,160

1,460	Humble Independent School District, GO, Series C	5.00		2/15/24	1,701

1,715	North East Independent School District Texas, GO, Series B (PSF-GTD)	5.00		2/1/24	1,991

1,500	Texas State Water Development Board Revenue, Series A, Callable 10/15/25 @ 100.00	5.00		4/15/26	1,840

					14,266

	Washington — 11.87%

1,050	King County School District No. 405 Bellevue, GO, Callable 12/1/27 @ 100.00 (SCH BD GTY)	5.00		12/1/29	1,344

1,250	King County School District No. 410 Snoqualmie Valley, GO, Callable 6/1/27 @ 100.00 (SCH BD GTY)	5.00		12/1/27	1,594

1,400	King County Washington Sewer Revenue (Pre-Refunded/Escrowed to Maturity)	5.00		1/1/24	1,498

1,000	King County Washington, GO	5.25		1/1/23	1,123

1,575	King County Washington, GO, Callable 1/1/29 @ 100.00	5.00		1/1/30	2,095

1,750	State of Washington, GO, Series A	5.00		8/1/21	1,838

					9,492

	West Virginia — 2.37%

1,465	State of West Virginia, GO, Series A, Callable 6/1/29 @ 100.00	5.00		6/1/33	1,892

	Wisconsin — 1.03%

800	DeForest Area School District, GO	5.00		4/1/21	827

	Total Municipal Bonds				71,164

Shares

	Investment Company — 9.92%

7,934,753	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.09	(a)		7,935

	Total Investment Company				7,935

	Total Investments (cost $75,192) — 98.89%				79,099
	Other assets in excess of liabilities — 1.11%				887

	Net Assets — 100.00%				$79,986

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (concluded) — June 30, 2020

(a)	The rate disclosed is the rate in effect on June 30, 2020.

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual

GO — General Obligation

PSF-GTD — Public School Fund Guaranteed

SCH BD GTY — School Board Guaranty

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2020.

The Intermediate Term Municipal Bond II Portfolio	Breckinridge Capital Advisors, Inc.	HC Capital Solutions	Total
Municipal Bonds	88.97%	—	88.97%

Investment Company	5.09%	4.83%	9.92%

Other Assets (Liabilities)	1.27%	-0.16%	1.11%

Total Net Assets	95.33%	4.67%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities

As of June 30, 2020

(Amounts in thousands, except per share amounts)

	The Value Equity Portfolio	The Growth Equity Portfolio	The Institutional U.S. Equity Portfolio	The Small Capitalization– Mid Capitalization Equity Portfolio
ASSETS:
Investments in securities, at value(a)	$537,473	$735,645	$2,714,075	$67,486
Cash	175	1,439	12,043	1,079
Foreign currency, at value (Cost $15, $0, $2 and $0, respectively)	15	—	2	—
Receivable for portfolio shares issued	—	—	708	—
Receivable from investments sold	—	—	14,547	17
Variation margin receivable on derivatives	—	—	—	112
Cash held as collateral at broker for derivatives	1,480	1,940	10,110	1,200
Dividends and interest receivable	426	549	2,069	48
Foreign tax reclaims receivable	—	118	284	4
Prepaid expenses	12	14	27	9

Total assets	539,581	739,705	2,753,865	69,955

LIABILITIES:
Written options, at fair value (Premiums received $915, $1,266, $5,326 and $0, respectively)	337	477	1,999	—
Payable for investments purchased	—	140	15,669	67
Payable for portfolio shares redeemed	—	100	7,970	65
Payable for collateral received on loaned securities	410	1,260	1,537	1,258
Variation margin on derivatives	357	587	1,363	—
Advisory fees payable	38	149	389	13
Management fees payable	22	30	117	3
Administrative services fees payable	19	24	102	7
Professional fees payable	43	59	185	8
Custodian fees payable	10	13	52	4
Other accrued expenses	19	26	91	3

Total liabilities	1,255	2,865	29,474	1,428

NET ASSETS	$538,326	$736,840	$2,724,391	$68,527

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$25	$29	$159	$3
Additional paid-in capital	377,336	285,454	2,155,146	56,989
Total distributable earnings/(loss)	160,965	451,357	569,086	11,535

Net Assets	$538,326	$736,840	$2,724,391	$68,527

NET ASSETS:
HC Strategic Shares	$538,326	$736,840	$2,724,391	$68,527

Total	$538,326	$736,840	$2,724,391	$68,527

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	25,358	28,514	159,153	2,941

Total	25,358	28,514	159,153	2,941

Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$21.23	$25.84	$17.12	$23.30

Investments in securities, at cost	$355,022	$311,741	$2,159,112	$50,072

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $402, $1,233, $1,488 and $1,127, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2020

(Amounts in thousands, except per share amounts)

	The Commodity Returns Strategy Portfolio(a)	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio
ASSETS:
Investments in securities, at value(b)	$12,291	$130,789	$53,165	$589,956
Cash	410	250	1	2,783
Foreign currency, at value (Cost $148, $405, $111 and $4,304, respectively)	151	395	109	4,294
Receivable for portfolio shares issued	—	—	—	3
Receivable from investments sold	—	8	5	—
Variation margin receivable on derivatives	185	58	—	—
Cash held as collateral at broker for derivatives	1,200	800	—	4,400
Dividends and interest receivable	24	95	48	810
Foreign tax reclaims receivable	266	274	52	3,621
Prepaid expenses	14	4	3	15

Total assets	14,541	132,673	53,383	605,882

LIABILITIES:
Written options, at fair value (Premiums received $0, $0, $0 and $890, respectively)	—	—	—	452
Payable for investments purchased	—	144	75	—
Payable for portfolio shares redeemed	300	—	—	—
Payable for collateral received on loaned securities	—	—	195	—
Variation margin on derivatives	—	—	—	57
Advisory fees payable	2	19	3	42
Management fees payable	1	5	2	26
Administrative services fees payable	4	13	10	26
Professional fees payable	20	21	9	127
Custodian fees payable	7	10	4	30
Other accrued expenses	1	9	2	25

Total liabilities	335	221	300	785

NET ASSETS	$14,206	$132,452	$53,083	$605,097

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$2	$12	$5	$62
Additional paid-in capital	157,002	124,111	50,499	597,570
Total distributable earnings/(loss)	(142,798)	8,329	2,579	7,465

Net Assets	$14,206	$132,452	$53,083	$605,097

NET ASSETS:
HC Strategic Shares	$14,206	$132,452	$53,083	$605,097

Total	$14,206	$132,452	$53,083	$605,097

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	2,175	12,359	4,563	62,083

Total	2,175	12,359	4,563	62,083

Net Asset Value, offering and redemption price per share:(c)
HC Strategic Shares	$6.53	$10.72	$11.63	$9.75

Investments in securities, at cost	$12,291	$122,992	$49,790	$493,140

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2.N. in the Notes to Financial Statements for basis of consolidation.

(b)	Includes securities on loan of $0, $0, $231 and $0, respectively.

(c)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2020

(Amounts in thousands, except per share amounts)

	The Institutional International Equity Portfolio	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Fixed Income Opportunity Portfolio
ASSETS:
Investments in securities, at value(a)	$1,269,784	$927,312	$68,046	$418,670
Cash	9,518	707	59	2,421
Foreign currency, at value (Cost $1,412, $571, $0 and $0, respectively)	1,414	615	—	—
Receivable for portfolio shares issued	322	138	5	1,000
Receivable from investments sold	184	521	646	—
Variation margin receivable on derivatives	—	—	—	2,240
Cash held as collateral at broker for derivatives	59,500	13,000	—	14,000
Dividends and interest receivable	1,943	2,567	384	32
Foreign tax reclaims receivable	7,403	8	—	—
TBA sale commitments receivable	—	—	53	—
Prepaid expenses	17	14	8	11

Total assets	1,350,085	944,882	69,201	438,374

LIABILITIES:
Written options, at fair value (Premiums received $2,227, $1,411, $0 and $0, respectively)	1,172	751	—	—
Distributions payable	—	—	1	—
Payable for investments purchased	24	—	2,815	—
Payable for portfolio shares redeemed	2,584	1,013	28	208
Payable for collateral received on loaned securities	4,488	13	—	1,177
Variation margin on derivatives	988	462	—	—
Accrued foreign capital gains tax	—	528	—	—
TBA sale commitments, at fair value	—	—	53	—
Advisory fees payable	104	406	4	27
Management fees payable	58	38	3	18
Administrative services fees payable	49	37	10	12
Professional fees payable	218	127	5	44
Custodian fees payable	66	277	3	9
Other accrued expenses	78	59	1	22

Total liabilities	9,829	3,711	2,923	1,517

NET ASSETS	$1,340,256	$941,171	$66,278	$436,857

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$151	$55	$6	$61
Additional paid-in capital	1,413,284	1,052,107	60,818	458,432
Total distributable earnings/(loss)	(73,179)	(110,991)	5,454	(21,636)

Net Assets	$1,340,256	$941,171	$66,278	$436,857

NET ASSETS:
HC Strategic Shares	$1,340,256	$941,171	$66,278	$436,857

Total	$1,340,256	$941,171	$66,278	$436,857

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	151,400	55,496	6,260	61,158

Total	151,400	55,496	6,260	61,158

Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$8.85	$16.96	$10.59	$7.14

Investments in securities, at cost	$1,253,416	$867,347	$62,936	$418,670

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $12,677, $84, $0 and $0, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2020

(Amounts in thousands, except per share amounts)

	The U.S. Government Fixed Income Securities Portfolio	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
ASSETS:
Investments in securities, at value	$297,934	$390,187	$345,383	$281,149
Cash	1,511	—	—	—
Receivable for portfolio shares issued	6,478	3,109	59	166
Receivable from investments sold	6,811	4,536	—	2,319
Dividends and interest receivable	1,370	864	2,906	503
TBA sale commitments receivable	—	—	—	1,239
Prepaid expenses	8	13	7	6

Total assets	314,112	398,709	348,355	285,382

LIABILITIES:
Distributions payable	147	—	276	144
Payable for investments purchased	7,994	4,511	—	34,308
Payable for portfolio shares redeemed	215	228	338	124
TBA sale commitments, at fair value	—	—	—	1,235
Advisory fees payable	14	12	21	11
Management fees payable	12	16	14	10
Administrative services fees payable	10	14	13	14
Professional fees payable	14	26	23	15
Custodian fees payable	9	6	4	4
Other accrued expenses	8	11	13	8

Total liabilities	8,423	4,824	702	35,873

NET ASSETS	$305,689	$393,885	$347,653	$249,509

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$28	$36	$32	$25
Additional paid-in capital	269,485	364,226	315,231	251,952
Total distributable earnings/(loss)	36,176	29,623	32,390	(2,468)

Net Assets	$305,689	$393,885	$347,653	$249,509

NET ASSETS:
HC Strategic Shares	$305,689	$393,885	$347,653	$249,509

Total	$305,689	$393,885	$347,653	$249,509

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	28,238	36,437	31,829	25,454

Total	28,238	36,437	31,829	25,454

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$10.83	$10.81	$10.92	$9.80

Investments in securities, at cost	$270,424	$359,141	$316,976	$273,670

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (concluded)

As of June 30, 2020

(Amounts in thousands, except per share amounts)

	The Short-Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
ASSETS:
Investments in securities, at value	$135,353	$383,284	$79,099
Cash	—	4,247	—
Receivable for portfolio shares issued	18	51	16
Dividends and interest receivable	1,506	4,159	925
Prepaid expenses	6	10	8

Total assets	136,883	391,751	80,048

LIABILITIES:
Distributions payable	5	26	6
Payable for investments purchased	1,755	—	—
Payable for portfolio shares redeemed	19	187	30
Advisory fees payable	13	154	8
Management fees payable	5	16	3
Administrative services fees payable	7	15	5
Professional fees payable	9	28	6
Custodian fees payable	2	5	2
Other accrued expenses	3	12	2

Total liabilities	1,818	443	62

NET ASSETS	$135,065	$391,308	$79,986

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$13	$38	$8
Additional paid-in capital	132,442	381,390	75,945
Total distributable earnings/(loss)	2,610	9,880	4,033

Net Assets	$135,065	$391,308	$79,986

NET ASSETS:
HC Strategic Shares	$135,065	$391,308	$79,986

Total	$135,065	$391,308	$79,986

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	13,436	37,929	7,586

Total	13,436	37,929	7,586

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$10.05	$10.32	$10.54

Investments in securities, at cost	$132,767	$372,461	$75,192

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations

For the Year Ended June 30, 2020

(Amounts in thousands)

	The Value Equity Portfolio	The Growth Equity Portfolio	The Institutional U.S. Equity Portfolio	The Small Capitalization– Mid Capitalization Equity Portfolio
INVESTMENT INCOME:
Interest	$8	$8	$62	$4
Dividends (net of foreign withholding tax of $2, $0, $0 and $7, respectively)	10,740	11,539	25,991	896
Income from securities lending	16	44	5	76

Total Investment Income	10,764	11,591	26,058	976

EXPENSES:
Advisory fees	479	985	1,643	252
Management fees	283	381	817	42
Administrative services fees	201	257	574	61
Professional fees	103	129	370	18
Transfer agent fees	16	22	49	3
Compliance service fees	12	16	35	2
Custodian fees	54	71	168	34
Registration and filing fees	20	20	18	18
Trustee fees	37	50	125	7
Other	48	60	150	12

Total expenses before expenses paid indirectly	1,253	1,991	3,949	449
Less: Expenses paid indirectly	—	(5)	(9)	(8)

Net Expenses	1,253	1,986	3,940	441

Net Investment Income	9,511	9,605	22,118	535

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities and foreign currency translations	(9,531)	37,739	93,511	(6,406)
Net realized gains/(losses) from futures transactions	(1,995)	1,138	4,858	2,695
Net realized gains/(losses) from written options transactions	1,981	2,576	7,545	—
Net realized gains/(losses) from forward currency contracts transactions	—	—	(68)	—

Net realized gains/(losses) from investments	(9,545)	41,453	105,846	(3,711)
Change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	31,652	23,761	182,349	(7,116)
Change in unrealized appreciation/(depreciation) on futures	(511)	(825)	(314)	423
Change in unrealized appreciation/(depreciation) on written options	578	789	3,327	—

Change in unrealized appreciation/(depreciation) on investments	31,719	23,725	185,362	(6,693)

Net realized/unrealized gains/(losses) from investments	22,174	65,178	291,208	(10,404)

Change in net assets resulting from operations	$31,685	$74,783	$313,326	$(9,869)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2020

(Amounts in thousands)

	The Commodity Returns Strategy Portfolio(a)	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio
INVESTMENT INCOME:
Interest	$75	$5	$—	$107
Dividends (net of foreign withholding tax of $262, $183, $72 and $2,383, respectively)	2,995	2,921	1,096	17,884
Income from securities lending	9	—	5	67

Total Investment Income	3,079	2,926	1,101	18,058

EXPENSES:
Advisory fees	128	233	66	1,985
Management fees	48	73	26	395
Administrative services fees	61	94	62	299
Professional fees	60	55	29	188
Transfer agent fees	3	5	2	23
Compliance service fees	2	3	1	17
Custodian fees	81	35	19	208
Registration and filing fees	22	5	1	20
Trustee fees	7	10	4	54
Other	19	20	7	73

Total expenses before waivers and expenses paid indirectly	431	533	217	3,262
Less: Expenses waived by Specialist Manager	—	(38)	(14)	—
Expenses paid indirectly	—	—	—	(4)
Expenses waived and/or reimbursed by Adviser	—	—	(41)	—

Net Expenses	431	495	162	3,258

Net Investment Income	2,648	2,431	939	14,800

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities and foreign currency translations	(14,576)	(522)	(744)	(49,554)
Net realized gains/(losses) from futures transactions	7,261	1,912	—	8,701
Net realized gains/(losses) from written options transactions	—	—	—	1,400
Net realized gains/(losses) from swap transactions	(9)	—	—	—
Net realized gains/(losses) from forward currency contracts transactions	(5)	17	(1)	882

Net realized gains/(losses) from investments	(7,329)	1,407	(745)	(38,571)
Change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(32,372)	139	1,335	(22,233)
Change in unrealized appreciation/(depreciation) on futures	(129)	55	—	482
Change in unrealized appreciation/(depreciation) on written options	—	—	—	438
Change in unrealized appreciation/(depreciation) on swaps	(5)	—	—	—
Change in unrealized appreciation/(depreciation) on forward currency contracts	—	—	—	(1)

Change in unrealized appreciation/(depreciation) on investments	(32,506)	194	1,335	(21,314)

Net realized/unrealized gains/(losses) from investments	(39,835)	1,601	590	(59,885)

Change in net assets resulting from operations	$(37,187)	$4,032	$1,529	$(45,085)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2.N. in the Notes to Financial Statements for basis of consolidation.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2020

(Amounts in thousands)

	The Institutional International Equity Portfolio	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Fixed Income Opportunity Portfolio
INVESTMENT INCOME:
Interest	$124	$74	$1,733	$13,073
Dividends (net of foreign withholding tax of $4,705, $3,329, $0 and $0, respectively)	38,784	25,917	66	2,832
Non-cash dividends	—	13,355	—	—
Income from securities lending	188	201	—	76

Total Investment Income	39,096	39,547	1,799	15,981

EXPENSES:
Advisory fees	4,724	3,045	44	961
Management fees	817	605	33	256
Administrative services fees	583	433	80	185
Professional fees	305	246	10	78
Transfer agent fees	46	39	2	15
Compliance service fees	34	29	1	11
Custodian fees	382	1,470	16	58
Registration and filing fees	17	16	12	13
Trustee fees	100	95	4	36
Other	162	128	7	44

Total expenses before waivers and expenses paid indirectly	7,170	6,106	209	1,657
Less: Expenses waived by Specialist Manager	(8)	—	—	—
Expenses paid indirectly	(6)	—	—	—

Net Expenses	7,156	6,106	209	1,657

Net Investment Income	31,940	33,441	1,590	14,324

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities and foreign currency translations	(68,652)	(58,500)	1,081	9,649
Net realized gains/(losses) from futures transactions	15,624	7,776	—	14,165
Net realized gains/(losses) from written options transactions	2,942	2,286	—	—
Net realized gains/(losses) from swap transactions	—	—	—	378
Net realized gains/(losses) from forward currency contracts transactions	1,322	24	—	—

Net realized gains/(losses) from investments	(48,764)	(48,414)	1,081	24,192
Change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations (net of deferred foreign tax)	(109,241)	(58,671)	2,918	(20,140)
Change in unrealized appreciation/(depreciation) on forward currency contracts	—	98	—	—
Change in unrealized appreciation/(depreciation) on futures	9,386	(328)	—	5,555
Change in unrealized appreciation/(depreciation) on written options	1,055	660	—	—
Change in unrealized appreciation/(depreciation) on swaps	—	—	—	(167)

Change in unrealized appreciation/(depreciation) on investments	(98,800)	(58,241)	2,918	(14,752)

Net realized/unrealized gains/(losses) from investments	(147,564)	(106,655)	3,999	9,440

Change in net assets resulting from operations	$(115,624)	$(73,214)	$5,589	$23,764

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2020

(Amounts in thousands)

	The U.S. Government Fixed Income Securities Portfolio	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
INVESTMENT INCOME:
Interest	$6,813	$3,005	$10,350	$4,614
Dividends	64	135	233	512

Total Investment Income	6,877	3,140	10,583	5,126

EXPENSES:
Advisory fees	186	137	246	127
Management fees	158	179	163	114
Administrative services fees	119	128	128	140
Professional fees	43	53	50	34
Transfer agent fees	8	10	9	6
Compliance service fees	6	7	7	5
Custodian fees	39	30	26	22
Registration and filing fees	14	22	14	14
Trustee fees	18	22	21	14
Other	23	30	26	18

Net Expenses	614	618	690	494

Net Investment Income	6,263	2,522	9,893	4,632

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities	10,358	1,928	6,939	1,027

Change in unrealized appreciation/(depreciation) on investments	16,281	22,490	14,807	5,650

Net realized/unrealized gains/(losses) from investments	26,639	24,418	21,746	6,677

Change in net assets resulting from operations	$32,902	$26,940	$31,639	$11,309

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (concluded)

For the Year Ended June 30, 2020

(Amounts in thousands)

	The Short-Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
INVESTMENT INCOME:
Interest	$1,866	$7,949	$1,705
Dividends	43	716	48

Total Investment Income	1,909	8,665	1,753

EXPENSES:
Advisory fees	139	678	94
Management fees	56	195	39
Administrative services fees	55	146	44
Professional fees	18	72	13
Transfer agent fees	3	11	2
Compliance service fees	2	8	2
Custodian fees	9	31	9
Registration and filing fees	11	14	13
Trustee fees	7	21	10
Other	9	29	6

Net Expenses	309	1,205	232

Net Investment Income	1,600	7,460	1,521

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities	3	(368)	205

Change in unrealized appreciation/(depreciation) on investments	1,292	4,912	1,117

Net realized/unrealized gains/(losses) from investments	1,295	4,544	1,322

Change in net assets resulting from operations	$2,895	$12,004	$2,843

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets

(Amounts in thousands)

	The Value Equity Portfolio		The Growth Equity Portfolio		The Institutional U.S. Equity Portfolio
	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Operations:
Net investment income	$9,511	$11,877	$9,605	$10,177	$22,118	$16,960
Net realized gains/(losses) from investments	(9,545)	4,736	41,453	37,168	105,846	204,695
Change in unrealized appreciation/(depreciation) from investments	31,719	33,631	23,725	40,916	185,362	(61,045)

Change in net assets resulting from operations	31,685	50,244	74,783	88,261	313,326	160,610

Distributions to Shareholders from:
HC Strategic Shares	(9,570)	(42,981)	(41,447)	(53,543)	(277,323)	(100,792)
HC Advisors Shares(a)	—	(30)	—	(36)	—	(25)

Change in net assets resulting from distributions	(9,570)	(43,011)	(41,447)	(53,579)	(277,323)	(100,817)

HC Strategic Shares
Proceeds from shares issued	36,601	28,980	11,282	21,813	234,628	431,839
Proceeds from merger (Note 7)	—	—	—	—	1,241,491	—
Proceeds from reinvestment of dividends	7,717	37,868	34,857	46,104	273,663	99,183
Cost of shares redeemed	(111,864)	(89,821)	(145,473)	(108,675)	(597,353)	(242,575)

Change in net assets from HC Strategic Shares of beneficial interest	(67,546)	(22,973)	(99,334)	(40,758)	1,152,429	288,447

HC Advisors Shares(a)
Proceeds from shares issued	—	13	—	15	—	32
Cost of shares redeemed	—	(648)	—	(891)	—	(1,054)

Change in net assets from HC Advisors Shares of beneficial interest	—	(635)	—	(876)	—	(1,022)

Change in net assets from shares of beneficial interest	(67,546)	(23,608)	(99,334)	(41,634)	1,152,429	287,425

Change in net assets	(45,431)	(16,375)	(65,998)	(6,952)	1,188,432	347,218

Net Assets:
Beginning of period	583,757	600,132	802,838	809,790	1,535,959	1,188,741

End of period	$538,326	$583,757	$736,840	$802,838	$2,724,391	$1,535,959

Share Transactions:
HC Strategic Shares
Issued	1,778	1,530	459	993	14,400	25,010
Issued from merger (Note 7)	—	—	—	—	80,669	—
Reinvested	377	2,111	1,389	2,178	16,397	6,154
Redeemed	(5,687)	(4,800)	(6,079)	(4,786)	(35,221)	(13,348)

Change in HC Strategic Shares	(3,532)	(1,159)	(4,231)	(1,615)	76,245	17,816

HC Advisors Shares(a)
Issued	—	1	—	1	—	2
Redeemed	—	(35)	—	(40)	—	(58)

Change in HC Advisors Shares	—	(34)	—	(39)	—	(56)

Total change in shares	(3,532)	(1,193)	(4,231)	(1,654)	76,245	17,760

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2020.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Small Capitalization- Mid Capitalization Equity Portfolio		The Commodity Returns Strategy Portfolio(a)		The ESG Growth Portfolio
	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Operations:
Net investment income	$535	$357	$2,648	$13,522	$2,431	$3,832
Net realized gains/(losses) from investments	(3,711)	7,394	(7,329)	14,422	1,407	11,942
Change in unrealized appreciation/(depreciation) from investments	(6,693)	(9,721)	(32,506)	(120,763)	194	(13,544)

Change in net assets resulting from operations	(9,869)	(1,970)	(37,187)	(92,819)	4,032	2,230

Distributions to Shareholders from:
HC Strategic Shares	(4,490)	(9,174)	(2,907)	(14,912)	(9,617)	(8,913)
HC Advisors Shares(b)	—	(6)	—	(6)	—	—

Change in net assets resulting from distributions	(4,490)	(9,180)	(2,907)	(14,918)	(9,617)	(8,913)

HC Strategic Shares
Proceeds from shares issued	1,261	2,553	1,009	14,080	2,711	5,591
Proceeds from reinvestment of dividends	4,023	8,315	1,882	11,539	7,557	5,792
Cost of shares redeemed	(18,012)	(14,609)	(108,060)	(619,892)	(21,209)	(22,245)

Change in net assets from HC Strategic Shares of beneficial interest	(12,728)	(3,741)	(105,169)	(594,273)	(10,941)	(10,862)

HC Advisors Shares(b)
Proceeds from shares issued	—	3	—	13	—	—
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	—	(108)	—	(663)	—	(1)

Change in net assets from HC Advisors Shares of beneficial interest	—	(105)	—	(650)	—	(1)

Change in net assets from shares of beneficial interest	(12,728)	(3,846)	(105,169)	(594,923)	(10,941)	(10,863)

Change in net assets	(27,087)	(14,996)	(145,263)	(702,660)	(16,526)	(17,546)

Net Assets:
Beginning of period	95,614	110,610	159,469	862,129	148,978	166,524

End of period	$68,527	$95,614	$14,206	$159,469	$132,452	$148,978

Share Transactions:
HC Strategic Shares
Issued	51	95	148	1,491	269	529
Reinvested	154	368	238	1,301	675	565
Redeemed	(907)	(563)	(15,750)	(73,508)	(2,226)	(2,038)

Change in HC Strategic Shares	(702)	(100)	(15,364)	(70,716)	(1,282)	(944)

HC Advisors Shares(b)
Issued	—	—	—	—	—	—
Redeemed	—	(4)	—	(72)	—	—

Change in HC Advisors Shares	—	(4)	—	(72)	—	—

Total change in shares	(702)	(104)	(15,364)	(70,788)	(1,282)	(944)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2.N. in the Notes to Financial Statements for basis of consolidation.

(b)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2020.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Catholic SRI Growth Portfolio		The International Equity Portfolio		The Institutional International Equity Portfolio
	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Operations:
Net investment income	$939	$1,181	$14,800	$34,757	$31,940	$76,229
Net realized gains/(losses) from investments	(745)	3,159	(38,571)	(10,948)	(48,764)	(196)
Change in unrealized appreciation/(depreciation) from investments	1,335	(3,046)	(21,314)	(42,918)	(98,800)	(80,298)

Change in net assets resulting from operations	1,529	1,294	(45,085)	(19,109)	(115,624)	(4,265)

Distributions to Shareholders from:
HC Strategic Shares	(2,435)	(3,740)	(14,463)	(35,540)	(33,400)	(175,500)
HC Advisors Shares(a)	—	—	—	(3)	—	(35)

Change in net assets resulting from distributions	(2,435)	(3,740)	(14,463)	(35,543)	(33,400)	(175,535)

HC Strategic Shares
Proceeds from shares issued	6,018	22,409	47,656	47,958	93,104	111,172
Proceeds from reinvestment of dividends	2,435	3,740	10,104	24,844	25,587	158,564
Cost of shares redeemed	(5,865)	(1,715)	(304,174)	(320,394)	(515,587)	(536,181)

Change in net assets from HC Strategic Shares of beneficial interest	2,588	24,434	(246,414)	(247,592)	(396,896)	(266,445)

HC Advisors Shares(a)
Proceeds from shares issued	—	—	—	82	—	95
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	—	(1)	—	(1,631)	—	(1,895)

Change in net assets from HC Advisors Shares of beneficial interest	—	(1)	—	(1,549)	—	(1,800)

Change in net assets from shares of beneficial interest	2,588	24,433	(246,414)	(249,141)	(396,896)	(268,245)

Change in net assets	1,682	21,987	(305,962)	(303,793)	(545,920)	(448,045)

Net Assets:
Beginning of period	51,401	29,414	911,059	1,214,852	1,886,176	2,334,221

End of period	$53,083	$51,401	$605,097	$911,059	$1,340,256	$1,886,176

Share Transactions:
HC Strategic Shares
Issued	531	1,830	5,042	4,609	10,347	11,561
Reinvested	201	341	1,018	2,422	2,673	17,309
Redeemed	(510)	(144)	(31,816)	(32,177)	(56,005)	(55,215)

Change in HC Strategic Shares	222	2,027	(25,756)	(25,146)	(42,985)	(26,345)

HC Advisors Shares(a)
Issued	—	—	—	8	—	10
Redeemed	—	—	—	(163)	—	(187)

Change in HC Advisors Shares	—	—	—	(155)	—	(177)

Total change in shares	222	2,027	(25,756)	(25,301)	(42,985)	(26,522)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2020.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Emerging Markets Portfolio		The Core Fixed Income Portfolio		The Fixed Income Opportunity Portfolio
	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Operations:
Net investment income	$33,441	$35,359	$1,590	$1,737	$14,324	$38,199
Net realized gains/(losses) from investments	(48,414)	(56,290)	1,081	(208)	24,192	71
Change in unrealized appreciation/(depreciation) from investments	(58,241)	77,271	2,918	3,640	(14,752)	15,717

Change in net assets resulting from operations	(73,214)	56,340	5,589	5,169	23,764	53,987

Distributions to Shareholders from:
HC Strategic Shares	(43,230)	(29,759)	(1,684)	(1,823)	(17,477)	(38,443)
HC Advisors Shares(a)	—	(15)	—	(8)	—	(4)

Change in net assets resulting from distributions	(43,230)	(29,774)	(1,684)	(1,831)	(17,477)	(38,447)

HC Strategic Shares
Proceeds from shares issued	83,672	139,680	10,566	11,131	56,290	47,965
Proceeds from reinvestment of dividends	35,515	25,237	1,677	1,817	15,945	33,241
Cost of shares redeemed	(527,700)	(357,243)	(18,137)	(13,401)	(239,513)	(172,169)

Change in net assets from HC Strategic Shares of beneficial interest	(408,513)	(192,326)	(5,894)	(453)	(167,278)	(90,963)

HC Advisors Shares(a)
Proceeds from shares issued	—	101	—	11	—	1
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	—	(1,527)	—	(1,378)	—	(363)

Change in net assets from HC Advisors Shares of beneficial interest	—	(1,426)	—	(1,367)	—	(362)

Change in net assets from shares of beneficial interest	(408,513)	(193,752)	(5,894)	(1,820)	(167,278)	(91,325)

Change in net assets	(524,957)	(167,186)	(1,989)	1,518	(160,991)	(75,785)

Net Assets:
Beginning of period	1,466,128	1,633,314	68,267	66,749	597,848	673,633

End of period	$941,171	$1,466,128	$66,278	$68,267	$436,857	$597,848

Share Transactions:
HC Strategic Shares
Issued	4,823	7,970	1,036	1,160	8,087	7,007
Reinvested	1,904	1,571	163	190	2,302	4,862
Redeemed	(32,035)	(20,514)	(1,778)	(1,398)	(34,498)	(24,924)

Change in HC Strategic Shares	(25,308)	(10,973)	(579)	(48)	(24,109)	(13,055)

HC Advisors Shares(a)
Issued	—	6	—	1	—	—
Redeemed	—	(88)	—	(144)	—	(53)

Change in HC Advisors Shares	—	(82)	—	(143)	—	(53)

Total change in shares	(25,308)	(11,055)	(579)	(191)	(24,109)	(13,108)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2020.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The U.S. Government Fixed Income Securities Portfolio		The Inflation Protected Securities Portfolio		The U.S. Corporate Fixed Income Securities Portfolio
	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Operations:
Net investment income	$6,263	$5,964	$2,522	$8,742	$9,893	$10,164
Net realized gains/(losses) from investments	10,358	(572)	1,928	(1,262)	6,939	(523)
Change in unrealized appreciation/(depreciation) from investments	16,281	14,782	22,490	8,685	14,807	21,518

Change in net assets resulting from operations	32,902	20,174	26,940	16,165	31,639	31,159

Distributions to Shareholders from:
HC Strategic Shares	(6,410)	(5,899)	(5,510)	(9,032)	(12,068)	(10,131)

Change in net assets resulting from distributions	(6,410)	(5,899)	(5,510)	(9,032)	(12,068)	(10,131)

HC Strategic Shares
Proceeds from shares issued	103,946	81,740	113,961	22,684	71,684	29,116
Proceeds from reinvestment of dividends	4,911	4,878	4,443	7,322	9,873	8,351
Cost of shares redeemed	(135,191)	(28,739)	(103,178)	(81,366)	(65,730)	(33,196)

Change in net assets from HC Strategic Shares of beneficial interest	(26,334)	57,879	15,226	(51,360)	15,827	4,271

HC Advisors Shares(a)
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	—	—	—	(1)	—	—

Change in net assets from HC Advisors Shares of beneficial interest	—	—	—	(1)	—	—

Change in net assets from shares of beneficial interest	(26,334)	57,879	15,226	(51,361)	15,827	4,271

Change in net assets	158	72,154	36,656	(44,228)	35,398	25,299

Net Assets:
Beginning of period	305,531	233,377	357,229	401,457	312,255	286,956

End of period	$305,689	$305,531	$393,885	$357,229	$347,653	$312,255

Share Transactions:
HC Strategic Shares
Issued	10,037	8,575	10,820	2,296	6,782	2,985
Reinvested	473	503	431	743	936	857
Redeemed	(12,718)	(2,968)	(9,846)	(8,211)	(6,230)	(3,408)

Change in HC Strategic Shares	(2,208)	6,110	1,405	(5,172)	1,488	434

HC Advisors Shares(a)
Issued	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Change in HC Advisors Shares	—	—	—	—	—	—

Total change in shares	(2,208)	6,110	1,405	(5,172)	1,488	434

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2020.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio		The Short-Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond Portfolio
	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Operations:
Net investment income	$4,632	$5,375	$1,600	$1,436	$7,460	$8,515
Net realized gains/(losses) from investments	1,027	636	3	(1)	(368)	322
Change in unrealized appreciation/(depreciation) from investments	5,650	5,649	1,292	1,311	4,912	11,738

Change in net assets resulting from operations	11,309	11,660	2,895	2,746	12,004	20,575

Distributions to Shareholders from:
HC Strategic Shares	(5,960)	(6,006)	(1,609)	(1,415)	(8,113)	(8,566)
HC Advisors Shares(a)	—	—	—	—	—	(8)

Change in net assets resulting from distributions	(5,960)	(6,006)	(1,609)	(1,415)	(8,113)	(8,574)

HC Strategic Shares
Proceeds from shares issued	71,960	23,624	45,187	35,021	32,222	34,264
Proceeds from reinvestment of dividends	4,649	4,893	1,544	1,359	7,794	8,143
Cost of shares redeemed	(48,852)	(22,906)	(19,226)	(11,049)	(45,696)	(44,510)

Change in net assets from HC Strategic Shares of beneficial interest	27,757	5,611	27,505	25,331	(5,680)	(2,103)

HC Advisors Shares(a)
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	—	—	—	—	—	(1,009)

Change in net assets from HC Advisors Shares of beneficial interest	—	—	—	—	—	(1,009)

Change in net assets from shares of beneficial interest	27,757	5,611	27,505	25,331	(5,680)	(3,112)

Change in net assets	33,106	11,265	28,791	26,662	(1,789)	8,889

Net Assets:
Beginning of period	216,403	205,138	106,274	79,612	393,097	384,208

End of period	$249,509	$216,403	$135,065	$106,274	$391,308	$393,097

Share Transactions:
HC Strategic Shares
Issued	7,406	2,510	4,513	3,558	3,128	3,425
Reinvested	479	523	155	138	758	818
Redeemed	(5,035)	(2,447)	(1,930)	(1,122)	(4,453)	(4,453)

Change in HC Strategic Shares	2,850	586	2,738	2,574	(567)	(210)

HC Advisors Shares(a)
Issued	—	—	—	—	—	—
Redeemed	—	—	—	—	—	(102)

Change in HC Advisors Shares	—	—	—	—	—	(102)

Total change in shares	2,850	586	2,738	2,574	(567)	(312)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2020.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (concluded)

(Amounts in thousands)

	The Intermediate Term Municipal Bond II Portfolio
	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Operations:
Net investment income	$1,521	$1,674
Net realized gains/(losses) from investments	205	55
Change in unrealized appreciation/(depreciation) from investments	1,117	2,276

Change in net assets resulting from operations	2,843	4,005

Distributions to Shareholders from:
HC Strategic Shares	(1,634)	(1,774)
HC Advisors Shares(a)	—	(3)

Change in net assets resulting from distributions	(1,634)	(1,777)

HC Strategic Shares
Proceeds from shares issued	8,219	7,915
Proceeds from reinvestment of dividends	1,560	1,672
Cost of shares redeemed	(9,707)	(10,564)

Change in net assets from HC Strategic Shares of beneficial interest	72	(977)

HC Advisors Shares(a)
Proceeds from shares issued	—	—
Cost of shares redeemed	—	(261)

Change in net assets from HC Advisors Shares of beneficial interest	—	(261)

Change in net assets from shares of beneficial interest	72	(1,238)

Change in net assets	1,281	990

Net Assets:
Beginning of period	78,705	77,715

End of period	$79,986	$78,705

Share Transactions:
HC Strategic Shares
Issued	786	776
Reinvested	149	165
Redeemed	(930)	(1,038)

Change in HC Strategic Shares	5	(97)

HC Advisors Shares(a)
Issued	—	—
Redeemed	—	(26)

Change in HC Advisors Shares	—	(26)

Total change in shares	5	(123)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2020.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:					Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments		Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Value Equity Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$20.21	$0.35	(d)	$1.03		$1.38	$(0.35)	$(0.01)	$(0.36)	$21.23	6.89%	$538,326	0.22%	0.22%	1.68%	19%

Year Ended June 30, 2019	19.95	0.40	(d)(e)	1.34	(e)	1.74	(0.41)	(1.07)	(1.48)	20.21	9.78%	583,757	0.21%	0.21%	2.05%	74%

Year Ended June 30, 2018	19.53	0.42		1.36		1.78	(0.44)	(0.92)	(1.36)	19.95	9.11%	599,457	0.27%	0.26%	2.10%	59%

Year Ended June 30, 2017	17.70	0.42		2.51		2.93	(0.41)	(0.69)	(1.10)	19.53	16.78%	612,508	0.29%	0.28%	2.22%	61%

Year Ended June 30, 2016	18.46	0.41		(0.02)		0.39	(0.41)	(0.74)	(1.15)	17.70	2.49%	583,078	0.27%	0.26%	2.35%	67%

HC Advisors Shares

Period Ended May 1, 2019(f)	$19.95	$0.46	(d)(e)	$1.26	(e)	$1.72	$(0.33)	$(1.07)	$(1.40)	$20.27	9.69%	$—	0.46%	0.21%	2.29%	74%

Year Ended June 30, 2018	19.52	0.43		1.36		1.79	(0.44)	(0.92)	(1.36)	19.95	9.17%	675	0.52%	0.26%	2.08%	59%

Year Ended June 30, 2017	17.69	0.42		2.51		2.93	(0.41)	(0.69)	(1.10)	19.52	16.79%	845	0.54%	0.28%	2.22%	61%

Year Ended June 30, 2016	18.46	0.44		(0.06)		0.38	(0.41)	(0.74)	(1.15)	17.69	2.43%	786	0.52%	0.26%	2.38%	67%

The Growth Equity Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$24.52	$0.31	(d)	$2.37		$2.68	$(0.33)	$(1.03)	$(1.36)	$25.84	11.17%	$736,840	0.26%	0.26%	1.26%	37%

Year Ended June 30, 2019	23.54	0.30	(d)	2.30		2.60	(0.30)	(1.32)	(1.62)	24.52	12.22%	802,838	0.25%	0.25%	1.28%	41%

Year Ended June 30, 2018	20.90	0.22		3.70		3.92	(0.22)	(1.06)	(1.28)	23.54	19.12%	808,868	0.30%	0.29%	0.96%	40%

Year Ended June 30, 2017	18.78	0.19		3.27		3.46	(0.19)	(1.15)	(1.34)	20.90	19.31%	786,563	0.31%	0.31%	0.98%	38%

Year Ended June 30, 2016	22.37	0.20		1.03		1.23	(0.20)	(4.62)	(4.82)	18.78	5.88%	763,770	0.29%	0.29%	0.99%	39%

HC Advisors Shares

Period Ended May 1, 2019(f)	$23.50	$0.28	(d)	$2.00		$2.28	$(0.23)	$(1.32)	$(1.55)	$24.23	10.77%	$—	0.51%	0.26%	1.19%	41%

Year Ended June 30, 2018	20.86	0.22		3.70		3.92	(0.22)	(1.06)	(1.28)	23.50	19.16%	922	0.55%	0.29%	0.94%	40%

Year Ended June 30, 2017	18.76	0.19		3.25		3.44	(0.19)	(1.15)	(1.34)	20.86	19.23%	1,118	0.56%	0.31%	0.98%	38%

Year Ended June 30, 2016	22.35	0.22		1.01		1.23	(0.20)	(4.62)	(4.82)	18.76	5.89%	1,085	0.54%	0.29%	1.00%	39%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)

The amounts reported for a share outstanding throughout the period may not correlate to the aggregate amounts for the fiscal period due to the timing of sales and repurchases of Portfolio shares in relation to income earned and/or fluctuating fair value of the investments of the Portfolio.

(f)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:								Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital		Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Institutional U.S. Equity Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$18.53	$0.23	(d)	$1.98	$2.21	$(0.21)	$(3.41)	$—		$(3.62)	$17.12	12.71%	$2,724,391	0.24%	0.24%	1.36%	74%

Year Ended June 30, 2019	18.25	0.24	(d)(e)	1.59	1.83	(0.24)	(1.31)	—		(1.55)	18.53	11.46%	1,535,959	0.23%	0.23%	1.31%	70%

Year Ended June 30, 2018	16.10	0.18		2.82	3.00	(0.18)	(0.67)	—		(0.85)	18.25	18.97%	1,187,715	0.28%	0.28%	1.04%	43%

Year Ended June 30, 2017	14.80	0.17		2.48	2.65	(0.17)	(1.18)	—		(1.35)	16.10	19.03%	1,034,294	0.29%	0.29%	1.06%	22%

Year Ended June 30, 2016	17.14	0.16		0.85	1.01	(0.16)	(3.19)	—		(3.35)	14.80	6.36%	1,282,473	0.27%	0.27%	1.05%	37%

HC Advisors Shares

Period Ended May 13, 2019(f)	$18.25	$0.25	(d)(e)	$0.72	$0.97	$(0.19)	$(1.31)	$—		$(1.50)	$17.72	6.27%	$—	0.48%	0.23%	1.36%	70%

Year Ended June 30, 2018	16.10	0.20		2.80	3.00	(0.18)	(0.67)	—		(0.85)	18.25	18.97%	1,026	0.53%	0.28%	1.00%	43%

Year Ended June 30, 2017	14.80	0.17		2.48	2.65	(0.17)	(1.18)	—		(1.35)	16.10	19.03%	2,008	0.54%	0.29%	1.08%	22%

Year Ended June 30, 2016	17.15	0.17		0.83	1.00	(0.16)	(3.19)	—		(3.35)	14.80	6.30%	1,931	0.52%	0.27%	1.05%	37%

The Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$26.25	$0.15	(d)	$(1.82)	$(1.67)	$(0.18)	$(1.10)	$—		$(1.28)	$23.30	(6.83)%	$68,527	0.53%	0.52%	0.64%	87%

Year Ended June 30, 2019	29.52	0.10	(d)	(0.77)	(0.67)	(0.13)	(2.47)	—		(2.60)	26.25	(0.81)%	95,614	0.68%	0.67%	0.36%	79%

Year Ended June 30, 2018	25.23	0.10		4.29	4.39	(0.10)	—	—		(0.10)	29.52	17.42%	110,489	0.77%	0.76%	0.37%	62%

Year Ended June 30, 2017	21.04	0.02		4.20	4.22	(0.03)	—	—		(0.03)	25.23	20.07%	107,395	0.83%	0.82%	0.09%	49%

Year Ended June 30, 2016	22.68	0.02		(1.65)	(1.63)	(0.01)	—	—	(g)	(0.01)	21.04	(7.17)%	98,325	0.79%	0.76%	0.09%	49%

HC Advisors Shares

Period Ended May 1, 2019(h)	$29.49	$0.08	(d)	$(0.97)	$(0.89)	$(0.10)	$(2.47)	$—		$(2.57)	$26.03	(1.62)%	$—	0.93%	0.66%	0.27%	79%

Year Ended June 30, 2018	25.21	0.10		4.28	4.38	(0.10)	—	—		(0.10)	29.49	17.40%	121	1.02%	0.76%	0.36%	62%

Year Ended June 30, 2017	21.02	0.02		4.20	4.22	(0.03)	—	—		(0.03)	25.21	20.09%	141	1.08%	0.82%	0.09%	49%

Year Ended June 30, 2016	22.66	0.01		(1.64)	(1.63)	(0.01)	—	—	(g)	(0.01)	21.02	(7.18)%	131	1.04%	0.76%	0.08%	49%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)

The amounts reported for a share outstanding throughout the period may not correlate to the aggregate amounts for the fiscal period due to the timing of sales and repurchases of Portfolio shares in relation to income earned and/or fluctuating fair value of the investments of the Portfolio.

(f)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(g)	Amounts round to less than $0.05 per share.
(h)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Commodity Returns Strategy Portfolio(d)
HC Strategic Shares

Year Ended June 30, 2020	$9.09	$0.23	(e)	$(2.54)	$(2.31)	$(0.25)	$—	$(0.25)	$6.53	(25.78)%	$14,206	0.45%	0.45%	2.78%	2%

Year Ended June 30, 2019	9.76	0.24	(e)	(0.61)	(0.37)	(0.30)	—	(0.30)	9.09	(3.73)%	159,469	0.36%	0.32%	2.62%	15%

Year Ended June 30, 2018	8.48	0.23		1.34	1.57	(0.29)	—	(0.29)	9.76	18.61%	861,431	0.40%	0.35%	2.46%	29%

Year Ended June 30, 2017	7.87	0.18		0.60	0.78	(0.17)	—	(0.17)	8.48	9.87%	764,818	0.42%	0.42%	1.99%	56%

Year Ended June 30, 2016	8.80	0.14		(0.94)	(0.80)	(0.13)	—	(0.13)	7.87	(9.01)%	1,111,071	0.44%	0.44%	1.89%	130%

HC Advisors Shares

Period Ended May 13, 2019(f)	$9.76	$0.23	(e)	$(1.09)	$(0.86)	$(0.22)	$—	$(0.22)	$8.68	(8.84)%	$—	0.62%	0.32%	2.48%	15%

Year Ended June 30, 2018	8.48	0.20		1.37	1.57	(0.29)	—	(0.29)	9.76	18.61%	698	0.65%	0.35%	2.38%	29%

Year Ended June 30, 2017	7.86	0.17		0.62	0.79	(0.17)	—	(0.17)	8.48	10.01%	1,068	0.67%	0.42%	1.99%	56%

Year Ended June 30, 2016	8.80	0.14		(0.95)	(0.81)	(0.13)	—	(0.13)	7.86	(9.12)%	1,351	0.69%	0.44%	1.86%	130%

The ESG Growth Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$10.92	$0.18	(e)	$0.32	$0.50	$(0.19)	$(0.51)	$(0.70)	$10.72	4.49%	$132,452	0.36%	0.34%	1.66%	31%

Year Ended June 30, 2019	11.42	0.28	(e)	(0.10)	0.18	(0.30)	(0.38)	(0.68)	10.92	2.06%	148,978	0.34%	0.34%	2.52%	172%

Year Ended June 30, 2018	10.65	0.30		0.78	1.08	(0.31)	—	(0.31)	11.42	10.16%	166,523	0.29%	0.29%	2.69%	16%

Year Ended June 30, 2017	9.34	0.27		1.32	1.59	(0.28)	—	(0.28)	10.65	17.19%	148,643	0.35%	0.34%	2.70%	25%

Period Ended June 30, 2016(g)	10.00	0.24		(0.65)	(0.41)	(0.23)	(0.02)	(0.25)	9.34	(4.16)%	121,325	0.42%	0.42%	2.76%	36%

HC Advisors Shares

Period Ended June 14, 2019(h)	$11.41	$0.28	(e)	$(0.29)	$(0.01)	$(0.21)	$(0.38)	$(0.59)	$10.81	0.32%	$—	0.60%	0.35%	2.56%	172%

Year Ended June 30, 2018	10.64	0.30		0.78	1.08	(0.31)	—	(0.31)	11.41	10.17%	1	0.54%	0.29%	2.67%	16%

Year Ended June 30, 2017	9.34	0.27		1.31	1.58	(0.28)	—	(0.28)	10.64	17.08%	1	0.60%	0.34%	2.67%	25%

Period Ended June 30, 2016(g)	10.00	0.24		(0.65)	(0.41)	(0.23)	(0.02)	(0.25)	9.34	(4.16)%	1	0.67%	0.42%	2.76%	36%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Statement has been consolidated. See Note 2.N. in the Notes to Financial Statements for basis of consolidation.
(e)	Per share amounts are based on average shares outstanding.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(g)	For the period July 14, 2015 (commencement of operations) through June 30, 2016.
(h)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Catholic SRI Growth Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$11.84	$0.21	(d)	$0.13	$0.34	$(0.20)	$(0.35)	$(0.55)	$11.63	2.72%	$53,083	0.42%	0.31%	1.80%	14%

Year Ended June 30, 2019	12.71	0.31	(d)	(0.14)	0.17	(0.31)	(0.73)	(1.04)	11.84	2.16%	51,401	0.41%	0.31%	2.60%	180%

Year Ended June 30, 2018	12.02	0.34		1.00	1.34	(0.34)	(0.31)	(0.65)	12.71	11.23%	29,413	0.37%	0.31%	2.65%	17%

Year Ended June 30, 2017	10.75	0.31		1.58	1.89	(0.35)	(0.27)	(0.62)	12.02	18.02%	27,992	0.57%	0.31%	2.85%	27%

Period Ended June 30, 2016(e)	10.00	0.19		0.74	0.93	(0.18)	—	(0.18)	10.75	8.81%	20,324	0.84%	0.31%	3.88%	26%

HC Advisors Shares

Period Ended June 14, 2019(f)	$12.72	$0.31	(d)	$(0.39)	$(0.08)	$(0.20)	$(0.73)	$(0.93)	$11.71	0.07%	$—	0.66%	0.31%	2.60%	180%

Year Ended June 30, 2018	12.03	0.35		0.99	1.34	(0.34)	(0.31)	(0.65)	12.72	11.22%	1	0.62%	0.31%	2.72%	17%

Year Ended June 30, 2017	10.76	0.32		1.57	1.89	(0.35)	(0.27)	(0.62)	12.03	18.00%	1	0.82%	0.31%	2.77%	27%

Period Ended June 30, 2016(e)	10.00	0.19		0.75	0.94	(0.18)	—	(0.18)	10.76	8.91%	1	1.09%	0.31%	3.88%	26%

The International Equity Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$10.37	$0.19	(d)	$(0.58)	$(0.39)	$(0.23)	$—	$(0.23)	$9.75	(3.82)%	$605,097	0.41%	0.41%	1.88%	95%

Year Ended June 30, 2019	10.74	0.34	(d)	(0.32)	0.02	(0.39)	—	(0.39)	10.37	0.24%	911,059	0.47%	0.47%	3.28%	55%

Year Ended June 30, 2018	10.48	0.33		0.26	0.59	(0.33)	—	(0.33)	10.74	5.60%	1,213,191	0.44%	0.44%	2.88%	30%

Year Ended June 30, 2017	9.00	0.29		1.49	1.78	(0.30)	—	(0.30)	10.48	19.75%	1,234,134	0.43%	0.42%	2.74%	53%

Year Ended June 30, 2016	11.18	0.28		(1.40)	(1.12)	(0.27)	(0.79)	(1.06)	9.00	(10.15)%	1,165,041	0.38%	0.37%	2.75%	42%

HC Advisors Shares

Period Ended May 1, 2019(g)	$10.75	$0.20	(d)	$(0.17)	$0.03	$(0.03)	$—	$(0.03)	$10.75	0.31%	$—	0.72%	0.46%	1.95%	55%

Year Ended June 30, 2018	10.49	0.38		0.21	0.59	(0.33)	—	(0.33)	10.75	5.60%	1,661	0.69%	0.44%	2.77%	30%

Year Ended June 30, 2017	9.00	0.28		1.51	1.79	(0.30)	—	(0.30)	10.49	19.87%	2,222	0.68%	0.42%	2.79%	53%

Year Ended June 30, 2016	11.18	0.28		(1.40)	(1.12)	(0.27)	(0.79)	(1.06)	9.00	(10.16)%	1,986	0.63%	0.37%	2.64%	42%

The Institutional International Equity Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$9.70	$0.18	(d)	$(0.83)	$(0.65)	$(0.20)	$—	$(0.20)	$8.85	(6.83)%	$1,340,256	0.44%	0.44%	1.96%	64%

Year Ended June 30, 2019	10.57	0.34	(d)	(0.40)	(0.06)	(0.42)	(0.39)	(0.81)	9.70	0.09%	1,886,176	0.42%	0.42%	3.46%	38%

Year Ended June 30, 2018	10.38	0.35		0.26	0.61	(0.40)	(0.02)	(0.42)	10.57	5.77%	2,332,353	0.40%	0.40%	3.11%	40%

Year Ended June 30, 2017	8.87	0.28		1.52	1.80	(0.29)	—	(0.29)	10.38	20.38%	2,452,608	0.40%	0.40%	2.83%	53%

Year Ended June 30, 2016	10.58	0.28		(1.28)	(1.00)	(0.27)	(0.44)	(0.71)	8.87	(9.54)%	2,586,742	0.36%	0.36%	3.00%	44%

HC Advisors Shares

Period Ended May 13, 2019(h)	$10.56	$0.22	(d)	$(0.69)	$(0.47)	$(0.15)	$(0.39)	$(0.54)	$9.55	(4.06)%	$—	0.67%	0.42%	2.14%	38%

Year Ended June 30, 2018	10.37	0.30		0.31	0.61	(0.40)	(0.02)	(0.42)	10.56	5.78%	1,868	0.65%	0.40%	2.78%	40%

Year Ended June 30, 2017	8.86	0.28		1.52	1.80	(0.29)	—	(0.29)	10.37	20.40%	3,979	0.65%	0.40%	2.84%	53%

Year Ended June 30, 2016	10.57	0.28		(1.28)	(1.00)	(0.27)	(0.44)	(0.71)	8.86	(9.56)%	3,554	0.61%	0.36%	2.98%	44%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	For the period January 12, 2016 (commencement of operations) through June 30, 2016.
(f)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.
(g)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(h)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

			Change in Net Assets Resulting From Operations:				Distributions to Shareholders:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period		Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Emerging Markets Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$18.14		$0.48	(d)	$(1.05)	$(0.57)	$(0.61)	$—	$(0.61)	$16.96		(3.44)%	$941,171	0.51%	0.51%	2.77%	11%

Year Ended June 30, 2019	17.78		0.39	(d)	0.30	0.69	(0.33)	—	(0.33)	18.14		4.11%	1,466,128	0.58%	0.58%	2.24%	50%

Year Ended June 30, 2018	17.92		0.40	(d)	(0.13)	0.27	(0.41)	—	(0.41)	17.78		1.34%	1,631,863	0.67%	0.67%	2.09%	55%

Year Ended June 30, 2017	15.15		0.35		2.84	3.19	(0.42)	—	(0.42)	17.92		21.51%	1,775,379	0.59%	0.59%	2.04%	61%

Year Ended June 30, 2016	17.58		0.37		(2.44)	(2.07)	(0.36)	—	(0.36)	15.15		(11.66)%	1,833,571	0.57%	0.57%	2.82%	40%

HC Advisors Shares

Period Ended May 13, 2019(e)	$17.78		$0.38	(d)	$(0.58)	$(0.20)	$(0.33)	$—	$(0.33)	$17.25		(0.99)%	$—	0.84%	0.59%	2.19%	50%

Year Ended June 30, 2018	17.92		0.38	(d)	(0.11)	0.27	(0.41)	—	(0.41)	17.78		1.34%	1,451	0.92%	0.67%	1.97%	55%

Year Ended June 30, 2017	15.15		0.35		2.84	3.19	(0.42)	—	(0.42)	17.92		21.51%	2,633	0.84%	0.59%	2.04%	61%

Year Ended June 30, 2016	17.57		0.39		(2.45)	(2.06)	(0.36)	—	(0.36)	15.15		(11.61)%	2,349	0.82%	0.57%	2.69%	40%

The Core Fixed Income Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$9.98		$0.25	(d)	$0.62	$0.87	$(0.26)	$—	$(0.26)	$10.59		8.85%	$66,278	0.32%	0.32%	2.42%	36	%(f)

Year Ended June 30, 2019	9.49		0.25	(d)	0.51	0.76	(0.27)	—	(0.27)	9.98		8.12%	68,267	0.35%	0.35%	2.63%	34	%(f)

Year Ended June 30, 2018	9.80		0.22		(0.30)	(0.08)	(0.23)	—	(0.23)	9.49		(0.85)%	65,387	0.33%	0.33%	2.26%	44	%(f)

Year Ended June 30, 2017	10.01		0.19		(0.18)	0.01	(0.22)	—	(0.22)	9.80		0.07%	85,653	0.33%	0.33%	1.97%	46	%(f)

Year Ended June 30, 2016	9.78		0.21		0.35	0.56	(0.24)	(0.09)	(0.33)	10.01		5.87%	86,767	0.27%	0.27%	2.11%	58	%(f)

HC Advisors Shares

Period Ended May 13, 2019(e)	$9.49		$0.25	(d)	$0.23	$0.48	$(0.22)	$—	$(0.22)	$9.75		5.14%	$—	0.60%	0.35%	2.63%	34	%(f)

Year Ended June 30, 2018	9.79		0.23		(0.30)	(0.07)	(0.23)	—	(0.23)	9.49		(0.75)%	1,362	0.58%	0.33%	2.25%	44	%(f)

Year Ended June 30, 2017	10.01		0.20		(0.20)	—	(0.22)	—	(0.22)	9.79		(0.03)%	2,942	0.58%	0.33%	1.97%	46	%(f)

Year Ended June 30, 2016	9.77		0.21		0.36	0.57	(0.24)	(0.09)	(0.33)	10.01		5.98%	2,625	0.52%	0.27%	2.11%	58	%(f)

The Fixed Income Opportunity Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$7.01	(g)	$0.20	(d)	$0.16	$0.36	$(0.23)	$—	$(0.23)	$7.14		5.23%	$436,857	0.32%	0.32%	2.81%	40%

Year Ended June 30, 2019	6.85		0.40	(d)	0.17	0.57	(0.41)	—	(0.41)	7.01	(g)	8.62%	597,848	0.47%	0.47%	5.81%	52%

Year Ended June 30, 2018	6.95		0.38		(0.10)	0.28	(0.38)	—	(0.38)	6.85		4.06%	673,271	0.44%	0.44%	5.46%	38%

Year Ended June 30, 2017	6.62		0.39		0.33	0.72	(0.39)	—	(0.39)	6.95		11.07%	673,681	0.43%	0.43%	5.53%	41%

Year Ended June 30, 2016	7.08		0.37		(0.43)	(0.06)	(0.38)	(0.02)	(0.40)	6.62		(0.61)%	784,435	0.39%	0.39%	5.57%	67	%(f)

HC Advisors Shares

Period Ended May 13, 2019(e)	$6.85		$0.39	(d)	$0.05	$0.44	$(0.30)	$—	$(0.30)	$6.99		6.61%	$—	0.72%	0.47%	5.74%	52%

Year Ended June 30, 2018	6.95		0.42		(0.14)	0.28	(0.38)	—	(0.38)	6.85		4.06%	362	0.69%	0.44%	5.43%	38%

Year Ended June 30, 2017	6.62		0.38		0.34	0.72	(0.39)	—	(0.39)	6.95		11.08%	789	0.68%	0.43%	5.54%	41%

Year Ended June 30, 2016	7.08		0.38		(0.44)	(0.06)	(0.38)	(0.02)	(0.40)	6.62		(0.60)%	1,012	0.64%	0.39%	5.58%	67	%(f)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(f)	Portfolio turnover does not include TBA security transactions.
(g)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The U.S. Government Fixed Income Securities Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$10.03	$0.21	(d)	$0.80	$1.01	$(0.21)	$—	$(0.21)	$10.83	10.21%	$305,689	0.19%	0.19%	1.99%	58%

Year Ended June 30, 2019	9.59	0.21	(d)	0.44	0.65	(0.21)	—	(0.21)	10.03	6.87%	305,531	0.20%	0.20%	2.22%	31%

Year Ended June 30, 2018	9.84	0.17		(0.25)	(0.08)	(0.17)	—	(0.17)	9.59	(0.79)%	233,377	0.19%	0.19%	1.81%	33%

Year Ended June 30, 2017	10.30	0.15		(0.36)	(0.21)	(0.15)	(0.10)	(0.25)	9.84	(2.03)%	215,595	0.19%	0.19%	1.47%	47%

Year Ended June 30, 2016	10.02	0.14		0.38	0.52	(0.14)	(0.10)	(0.24)	10.30	5.26%	241,795	0.17%	0.17%	1.38%	50%

The Inflation Protected Securities Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$10.19	$0.07	(d)	$0.71	$0.78	$(0.16)	$—	$(0.16)	$10.81	7.77%	$393,885	0.17%	0.17%	0.71%	20%

Year Ended June 30, 2019	9.98	0.23	(d)	0.22	0.45	(0.24)	—	(0.24)	10.19	4.59%	357,229	0.17%	0.17%	2.29%	20%

Year Ended June 30, 2018	10.03	0.26		(0.08)	0.18	(0.23)	—	(0.23)	9.98	1.83%	401,456	0.16%	0.16%	2.66%	21%

Year Ended June 30, 2017	10.40	0.27		(0.35)	(0.08)	(0.29)	—	(0.29)	10.03	(0.81)%	361,996	0.15%	0.15%	2.31%	22%

Year Ended June 30, 2016	10.02	0.11		0.29	0.40	(0.02)	—	(0.02)	10.40	3.99%	493,152	0.15%	0.15%	1.11%	21%

HC Advisors Shares

Period Ended June 14, 2019(e)	$9.98	$0.21	(d)	$0.12	$0.33	$(0.18)	$—	$(0.18)	$10.13	3.42%	$—	0.42%	0.17%	2.14%	20%

Year Ended June 30, 2018	10.02	0.27		(0.08)	0.19	(0.23)	—	(0.23)	9.98	1.93%	1	0.41%	0.16%	2.70%	21%

Year Ended June 30, 2017	10.39	0.23		(0.31)	(0.08)	(0.29)	—	(0.29)	10.02	(0.81)%	1	0.40%	0.15%	2.28%	22%

Year Ended June 30, 2016	10.01	0.11		0.29	0.40	(0.02)	—	(0.02)	10.39	4.00%	1	0.40%	0.15%	1.09%	21%

The U.S. Corporate Fixed Income Securities Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$10.29	$0.32	(d)	$0.70	$1.02	$(0.32)	$(0.07)	$(0.39)	$10.92	10.10%	$347,653	0.21%	0.21%	3.04%	43%

Year Ended June 30, 2019	9.59	0.34	(d)	0.70	1.04	(0.34)	—	(0.34)	10.29	11.07%	312,255	0.21%	0.21%	3.47%	25%

Year Ended June 30, 2018	10.03	0.29		(0.41)	(0.12)	(0.29)	(0.03)	(0.32)	9.59	(1.21)%	286,956	0.20%	0.20%	3.00%	45%

Year Ended June 30, 2017	10.16	0.26		(0.10)	0.16	(0.26)	(0.03)	(0.29)	10.03	1.62%	254,908	0.19%	0.19%	2.59%	40%

Year Ended June 30, 2016	9.88	0.27		0.48	0.75	(0.27)	(0.20)	(0.47)	10.16	7.92%	289,331	0.19%	0.19%	2.84%	64%

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$9.57	$0.20	(d)	$0.28	$0.48	$(0.25)	$—	$(0.25)	$9.80	5.12%	$249,509	0.22%	0.22%	2.04%	32	%(f)

Year Ended June 30, 2019	9.32	0.24	(d)	0.28	0.52	(0.27)	—	(0.27)	9.57	5.70%	216,403	0.24%	0.24%	2.60%	15	%(f)

Year Ended June 30, 2018	9.59	0.21		(0.23)	(0.02)	(0.25)	—	(0.25)	9.32	(0.20)%	205,138	0.23%	0.23%	2.24%	17	%(f)

Year Ended June 30, 2017	9.88	0.18		(0.22)	(0.04)	(0.25)	—	(0.25)	9.59	(0.38)%	183,834	0.22%	0.22%	1.86%	18	%(f)

Year Ended June 30, 2016	9.81	0.21		0.14	0.35	(0.28)	—	(0.28)	9.88	3.67%	208,969	0.19%	0.19%	2.12%	15	%(f)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.
(f)	Portfolio turnover does not include TBA security transactions.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (concluded)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Short-Term Municipal Bond Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$9.93	$0.14	(d)	$0.12	$0.26	$(0.14)	$—	$(0.14)	$10.05	2.68%	$135,065	0.28%	0.28%	1.44%	21%

Year Ended June 30, 2019	9.80	0.15	(d)	0.13	0.28	(0.15)	—	(0.15)	9.93	2.88%	106,274	0.28%	0.28%	1.56%	15%

Year Ended June 30, 2018	9.87	0.11		(0.08)	0.03	(0.10)	—	(0.10)	9.80	0.34%	79,612	0.33%	0.33%	1.23%	19%

Year Ended June 30, 2017	9.96	0.10		(0.09)	0.01	(0.10)	—	(0.10)	9.87	0.12%	17,788	0.35%	0.35%	1.05%	25%

Year Ended June 30, 2016	9.94	0.12		0.02	0.14	(0.12)	— (e)	(0.12)	9.96	1.37%	18,665	0.31%	0.31%	1.13%	38%

The Intermediate Term Municipal Bond Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$10.21	$0.20	(d)	$0.12	$0.32	$(0.20)	$(0.01)	$(0.21)	$10.32	3.21%	$391,308	0.31%	0.31%	1.92%	36%

Year Ended June 30, 2019	9.90	0.22	(d)	0.31	0.53	(0.22)	—	(0.22)	10.21	5.45%	393,097	0.32%	0.32%	2.21%	27%

Year Ended June 30, 2018	10.08	0.19		(0.18)	0.01	(0.19)	—	(0.19)	9.90	0.13%	383,200	0.29%	0.29%	1.94%	26%

Year Ended June 30, 2017	10.25	0.20		(0.17)	0.03	(0.20)	—	(0.20)	10.08	0.28%	385,133	0.28%	0.28%	1.94%	20%

Year Ended June 30, 2016	10.06	0.21		0.19	0.40	(0.21)	—	(0.21)	10.25	4.05%	406,302	0.26%	0.26%	2.08%	30%

HC Advisors Shares

Period Ended May 1, 2019(f)	$9.90	$0.22	(d)	$0.32	$0.54	$(0.19)	$—	$(0.19)	$10.25	5.48%	$—	0.57%	0.31%	2.20%	27%

Year Ended June 30, 2018	10.08	0.20		(0.19)	0.01	(0.19)	—	(0.19)	9.90	0.14%	1,008	0.54%	0.29%	1.94%	26%

Year Ended June 30, 2017	10.25	0.20		(0.17)	0.03	(0.20)	—	(0.20)	10.08	0.28%	1,437	0.53%	0.28%	1.94%	20%

Year Ended June 30, 2016	10.06	0.21		0.19	0.40	(0.21)	—	(0.21)	10.25	4.05%	1,400	0.51%	0.26%	2.08%	30%

The Intermediate Term Municipal Bond II Portfolio
HC Strategic Shares

Year Ended June 30, 2020	$10.38	$0.20	(d)	$0.18	$0.38	$(0.21)	$(0.01)	$(0.22)	$10.54	3.69%	$79,986	0.30%	0.30%	1.95%	8%

Year Ended June 30, 2019	10.09	0.22	(d)	0.30	0.52	(0.22)	(0.01)	(0.23)	10.38	5.26%	78,705	0.31%	0.31%	2.16%	17%

Year Ended June 30, 2018	10.30	0.22		(0.21)	0.01	(0.22)	— (e)	(0.22)	10.09	0.07%	77,455	0.27%	0.27%	2.14%	22%

Year Ended June 30, 2017	10.58	0.22		(0.27)	(0.05)	(0.22)	(0.01)	(0.23)	10.30	(0.41)%	74,163	0.27%	0.27%	2.13%	15%

Year Ended June 30, 2016	10.31	0.21		0.27	0.48	(0.21)	— (e)	(0.21)	10.58	4.77%	75,147	0.25%	0.25%	2.03%	11%

HC Advisors Shares

Period Ended May 1, 2019(f)	$10.09	$0.22	(d)	$0.05	$0.27	$(0.18)	$(0.01)	$(0.19)	$10.17	2.78%	$—	0.56%	0.30%	2.18%	17%

Year Ended June 30, 2018	10.30	0.22		(0.21)	0.01	(0.22)	— (e)	(0.22)	10.09	0.07%	260	0.52%	0.27%	2.13%	22%

Year Ended June 30, 2017	10.59	0.22		(0.28)	(0.06)	(0.22)	(0.01)	(0.23)	10.30	(0.50)%	372	0.52%	0.27%	2.13%	15%

Year Ended June 30, 2016	10.31	0.21		0.28	0.49	(0.21)	— (e)	(0.21)	10.59	4.87%	408	0.50%	0.25%	2.02%	11%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	Amounts round to less than $0.005 per share.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Notes to Financial Statements — June 30, 2020

1.    DESCRIPTION.    HC Capital Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management series investment company. The Trust is a Delaware statutory trust which was organized on December 15, 1994. As of June 30, 2020, the Trust offered nineteen separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Institutional U.S. Equity Portfolio (“Institutional U.S. Portfolio”) (formerly, The Institutional Growth Equity Portfolio), The Small Capitalization-Mid Capitalization Equity Portfolio (“Small Cap-Mid Cap Portfolio”), The Commodity Returns Strategy Portfolio (“Commodity Portfolio”), The ESG Growth Portfolio (“ESG Growth Portfolio”), The Catholic SRI Growth Portfolio (“Catholic SRI Growth Portfolio”), The International Equity Portfolio (“International Portfolio”), The Institutional International Equity Portfolio (“Institutional International Portfolio”), The Emerging Markets Portfolio (“Emerging Markets Portfolio”), The Core Fixed Income Portfolio (“Core Fixed Income Portfolio”), The Fixed Income Opportunity Portfolio (“Fixed Opportunity Portfolio”), The U.S. Government Fixed Income Securities Portfolio (“U.S. Government Fixed Income Portfolio”), The Inflation Protected Securities Portfolio (“Inflation Protected Portfolio”), The U.S. Corporate Fixed Income Securities Portfolio (“U.S. Corporate Fixed Income Portfolio”), The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (“U.S. Mortgage/Asset Backed Fixed Income Portfolio”), The Short-Term Municipal Bond Portfolio (“Short-Term Municipal Portfolio”), The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”), and The Intermediate Term Municipal Bond II Portfolio (“Intermediate Municipal II Portfolio) (each a “Portfolio” and collectively the “Portfolios”).

Each Portfolio is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each in two classes of shares: HC Advisors Shares and HC Strategic Shares. As of and for the year ended June 30, 2020, the HC Advisors Shares were not active for any of the Portfolios. Each class of shares for each of the Portfolios has identical rights and privileges except with respect to voting rights on matters affecting a single class of shares. The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co., LLC.

As of June 30, 2020, all Portfolios in the Trust are diversified Portfolios under the 1940 Act.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES.    The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The Portfolios are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of the Portfolios’ financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.    Portfolio Valuation.    The net asset value (“NAV”) per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. Each class’s NAV per share is calculated by adding the market value or fair value, as applicable, of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares.

B.    Securities Valuation.    Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to such procedures, the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the security at the price the Portfolio would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

For disclosure purposes, the Trust has a three-tier fair value hierarchy that is dependent upon the observability of various “inputs” used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfer in and out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Equity Securities (Common and Preferred Stock and Exchange-Traded Funds): Readily marketable portfolio securities listed on a securities exchange, including Nasdaq, are valued at the closing price on the exchange or at the Nasdaq Official Closing Price. If there have been no sales on such exchange, the securities are valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Readily marketable securities traded only in the over-the-counter market are valued at the closing price and are typically categorized as Level 1 in the fair value hierarchy, or, if there have been no sales, are valued at the mean of the last reported bid and asked prices and are typically categorized as Level 2 in the fair value hierarchy.

Securities listed on a foreign exchange are valued at the closing price on that exchange provided that where the prices of such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars at the time of the NAV calculation. If there have been no sales on such exchange, the security is valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. Such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Portfolio may use a systematic valuation model provided by an independent third party to fair value its international securities. Such systematic valuations are typically categorized as Level 2 in the fair value hierarchy.

Mutual Funds: Mutual funds are valued at their respective daily net asset value and are typically categorized as Level 1 in the fair value hierarchy.

Fixed Income Securities (Corporate, Municipal and Foreign Bonds, U.S. Government and Agency Securities and Inflation Indexed Bonds): Fixed income securities are valued using various inputs including benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

Asset-Backed and Mortgage-Backed Securities: In addition to the inputs discussed above for fixed-income securities, asset-backed and mortgage-backed securities are valued using new issue data, monthly payment information and collateral performance, and are typically categorized as Level 2 in the fair value hierarchy.

Short-Term Obligations: Short-term obligations with maturities of 60 days or less may also be valued at amortized cost, which constitutes fair value as determined by the Board. Such securities are typically categorized as Level 2 in the fair value hierarchy.

Derivative Instruments (Futures, Options, Swaptions, Swaps and Forward Currency Contracts): Swaps and swaptions are valued using interdealer broker rates, benchmark yields, and swap details and are typically categorized as Level 2 in the fair value hierarchy. Exchange traded futures, swaps and options are valued using quoted prices from the exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are valued using market quotes posted by major currency dealers and are typically categorized as Level 2 in the fair value hierarchy.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

The following is a summary of the inputs used to value the following Portfolios’ securities as of June 30, 2020 (amounts in thousands). The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio.

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
Value Portfolio
Common Stocks	$512,396	$—	$—		$512,396
Contingent Rights	—	—	—		—
Rights	5	—	—		5
Investment Companies	24,781	—	—		24,781
Purchased Options on Futures	291	—	—		291

Total Investment Securities	$537,473	$—	$—		$537,473

Other Financial Instruments[1]
Futures	$(331)	$—	$—		$(331)
Written Options on Futures	(337)	—	—		(337)

Total Investments	$536,805	$—	$—		$536,805

Growth Portfolio
Common Stocks	$709,581	$—	$—		$709,581
Investment Companies	25,659	—	—		$25,659
Purchased Options on Futures	405	—	—		$405

Total Investment Securities	$735,645	$—	$—		$735,645

Other Financial Instruments[1]
Futures	$(544)	$—	$—		$(544)
Written Options on Futures	(477)	—	—		(477)

Total Investments	$734,624	$—	$—		$734,624

Institutional U.S. Portfolio
Common Stocks	$2,572,357	$40,969	$—		$2,613,326
Preferred Stock	18	—	—		18
Contingent Rights	170	—	—	[2]	170
Rights	5	—	—		5
U.S. Treasury Obligations	—	411	—		411
Exchange-Traded Fund	657	—	—		657
Investment Companies	97,781	—	—		97,781
Purchased Options on Futures	1,707	—	—		1,707

Total Investment Securities	$2,672,695	$41,380	$—		$2,714,075
Other Financial Instruments[1]
Futures	$147	$—	$—		$147
Written Options on Futures	(1,999)	—	—		(1,999)

Total Investments	$2,670,843	$41,380	$—		$2,712,223

Small Cap–Mid Cap Portfolio
Common Stocks	$56,259	$—	$—		$56,259
Preferred Stocks	13	—	—		13
Contingent Rights	121	—	—	[2]	121
Investment Companies	11,093	—	—		11,093

Total Investment Securities	$67,486	$—	$—		$67,486
Other Financial Instruments[1]
Futures	$450	$—	$—		$450

Total Investments	$67,936	$—	$—		$67,936

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total

Commodity Portfolio
Investment Company	$12,291	$—	$—		$12,291

Total Investment Securities	$12,291	$—	$—		$12,291
Other Financial Instruments[1]
Futures	$395	$—	$—		$395

Total Investments	$12,686	$—	$—		$12,686

ESG Growth Portfolio
Common Stocks	$85,309	$38,213	$—	[2]	$123,522
Preferred Stocks	—	83	—		83
Rights	6	—	—		6
Investment Company	7,178	—	—		7,178

Total Investment Securities	$92,493	$38,296	$—		$130,789
Other Financial Instruments[1]
Futures	$199	$—	$—		$199

Total Investments	$92,692	$38,296	$—		$130,988

Catholic SRI Growth Portfolio
Common Stocks	$37,155	$15,645	$—	[2]	$52,800
Preferred Stocks	—	102	—		102
Rights	3	—	—		3
Investment Companies	260	—	—		260

Total Investment Securities	$37,418	$15,747	$—		$53,165

International Portfolio
Common Stocks	$58,929	$490,194	$—	[2]	$549,123
Preferred Stocks	—	2,393	—		2,393
Rights	33	—	—		33
Investment Companies	38,001	—	—		38,001
Purchased Options on Futures	406	—	—		406

Total Investment Securities	$97,369	$492,587	$—		$589,956
Other Financial Instruments[1]
Futures	$701	$—	$—		$701
Written Options on Futures	(452)	—	—		(452)

Total Investments	$97,618	$492,587	$—		$590,205

Institutional International Portfolio
Common Stocks	$15,156	$678,448	$—	[2]	$693,604
Preferred Stocks	—	3,766	—		3,766
Rights	106	—	—		106
U. S. Treasury Obligations	—	980	—		980
Investment Companies	502,218	68,053	—		570,271
Purchased Options on Futures	1,057	—	—		1,057

Total Investment Securities	$518,537	$751,247	$—		$1,269,784
Other Financial Instruments[1]
Futures	$10,643	$—	$—		10,643
Written Options on Futures	(1,172)	—	—		(1,172)

Total Investments	$528,008	$751,247	$—		$1,279,255

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total

Emerging Markets Portfolio
Common Stocks	$166,536	$642,592	$—	[2]	$809,128
Preferred Stocks	4,029	3,791	—		7,820
Rights	—	4	—		4
Warrant	11	—	—		11
U.S. Treasury Obligations	—	1,830	—		1,830
Investment Companies	107,848	—	—		107,848
Purchased Options on Futures	671	—	—		671

Total Investment Securities	$279,095	$648,217	$—		$927,312
Other Financial Instruments[1]
Futures	$1,316	$—	$—		1,316
Written Options on Futures	(751)	—	—		(751)

Total Investments	$279,660	$648,217	$—		$927,877

Core Fixed Income Portfolio
Asset Backed Securities	$—	$267	$—		$267
Collateralized Mortgage Obligations	—	1,127	—		1,127
U.S. Government Agency Mortgages	—	13,486	—		13,486
U.S. Government Agency Securities	—	788	—		788
Corporate Bonds	—	23,029	—		23,029
U.S. Treasury Obligations	—	20,468	—		20,468
Yankee Dollars	—	4,288	—		4,288
Investment Companies	4,593	—	—		4,593

Total Investment Securities	$4,593	$63,453	$—		$68,046

Other Financial Instruments[3]
TBA Sale Commitments	$—	$(53)	$—		(53)

Total Investments	$4,593	$63,400	$—		$67,993

Fixed Opportunity Portfolio
Investment Companies	$418,670	$—	$—		$418,670

Total Investment Securities	$418,670	$—	$—		$418,670
Other Financial Instruments[1]
Futures	$5,504	$—	$—		$5,504

Total Investments	$424,174	$—	$—		$424,174

U.S. Government Fixed Income Portfolio
U.S. Government Agency Securities	$—	$10,597	$—		$10,597
U.S. Treasury Obligations	—	278,610	—		278,610
Yankee Dollar	—	134	—		134
Investment Company	8,593	—	—		8,593

Total Investment Securities	$8,593	$289,341	$—		$297,934

Inflation Protected Portfolio
U.S. Treasury Obligations	$—	$353,294	$—		353,294
Investment Company	36,893	—	—		36,893

Total Investment Securities	$36,893	$353,294	$—		$390,187

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total

U.S. Corporate Fixed Income Portfolio
Corporate Bonds	$—	$263,764	$—	$263,764
Yankee Dollars	—	53,105	—	53,105
Investment Companies	28,514	—	—	28,514

Total Investment Securities	$28,514	$316,869	$—	$345,383

U.S. Mortgage/Asset Backed Fixed Income Portfolio
Asset Backed Securities	$—	$2,681	$—	$2,681
Collateralized Mortgage Obligations	—	16,656	—	16,656
U.S. Government Agency Mortgages	—	196,059	—	196,059
Investment Company	65,753	—	—	65,753

Total Investment Securities	$65,753	$215,396	$—	$281,149
Other Financial Instruments[3]
TBA Sale Commitments	$—	$(1,235)	$—	(1,235)

Total Investments	$65,753	$214,161	$—	$279,914

Short-Term Municipal Portfolio
Municipal Bonds	$—	$119,652	$—	119,652
Investment Company	15,701	—	—	15,701

Total Investment Securities	$15,701	$119,652	$—	$135,353

Intermediate Municipal Portfolio
Municipal Bonds	$—	$378,784	$—	378,784
Investment Company	4,500	—	—	4,500

Total Investment Securities	$4,500	$378,784	$—	$383,284

Intermediate Municipal II Portfolio
Municipal Bonds	$—	$71,164	$—	71,164
Investment Company	7,935	—	—	7,935

Total Investment Securities	$7,935	$71,164	$—	$79,099

Amounts designated as “—” are $0 or have been rounded to $0.

[1]

Other Financial Instruments are derivative instruments not reflected in the total investments such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument and written options, which are valued at fair value.

[2]

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with the additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of June 30, 2020 Level 3 investments were 0.00% of net assets and are not considered significant.

[3]	Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at the time.

C.    Securities Transactions and Investment Income.    For financial reporting purposes, portfolio securities transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized as soon as reliable information is available from the Portfolio’s sources. Interest income, including amortization of premium and accretion of discount on investments, is accrued daily. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold to the net sales proceeds. Realized gains and losses from principal payment transactions on mortgage-backed and asset-backed securities are classified as investment income or loss for financial reporting purposes.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

For certain securities, including real estate investment trusts, the Portfolio records distributions received in excess of income as a reduction of the cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio records adjustments to the estimated amounts of the components of distributions to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

D.    Restricted Securities.    A restricted security is a security that cannot be offered for public sale without prior registration under the Securities Act of 1933 (the “1933 Act”) (absent an exemption). Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid.

E.    Allocations.    Expenses directly attributable to a Portfolio are charged to that Portfolio. Class-specific expenses, if any, are borne by that class. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method. Income, non-class-specific expenses and realized and unrealized gains and losses are allocated to the respective classes based on relative net assets.

F.    Dividends and Capital Gain Distributions to Shareholders.    The Core Fixed Income Portfolio, U.S. Government Fixed Income Portfolio, Inflation Protected Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, Short-Term Municipal Portfolio, Intermediate Municipal Portfolio, and Intermediate Municipal II Portfolio declare and distribute dividends from net investment income, if any, on a monthly basis. The Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, ESG Growth Portfolio, Catholic SRI Growth Portfolio and Fixed Opportunity Portfolio declare and distribute dividends from net investment income, if any, on a quarterly basis. The International Portfolio and Institutional International Portfolio declare and distribute dividends from net investment income, if any, on a semiannual basis. The Emerging Markets Portfolio declares and distributes dividends from net investment income, if any, on an annual basis. Net realized capital gains, if any, are declared and distributed at least annually by each Portfolio.

G.    Repurchase Agreements.    Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security from the Portfolio at an agreed-upon price and date. Repurchase agreements may involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the seller’s obligation to repurchase is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by cash and/or government securities (as defined in the 1940 Act). If approved by the Adviser, repurchase agreements may also be fully collateralized by other securities that, at the time the repurchase agreement is entered into, are determined by the Board, or its authorized delegate, to be (i) issued by an issuer that has an exceptionally strong capacity to meet its obligations on the collateral, and (ii) sufficiently liquid that they can be sold by the Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. Master Repurchase Agreements (“MRA”) permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the transaction. Upon a bankruptcy or insolvency of the counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

H.    TBA Purchase and Sale Commitments.    Certain of the Portfolios may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBA commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities Valuation” above.

I.    Commission Recapture.    Certain of the Portfolios participate in a commission recapture program. These Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

investment advisory and distribution fees. The expenses eligible to be paid will include, but are not limited to, administrative service fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as “Expenses paid indirectly” on the Statements of Operations.

For the year ended June 30, 2020, the following commissions were recaptured:

Portfolio	Commissions Recaptured (000)
Growth Portfolio	$5
Institutional U.S. Portfolio	9
Small Cap–Mid Cap Portfolio	8
International Portfolio	4
Institutional International Portfolio	6

J.    Foreign Exchange Transactions.    The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)	value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)	purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Portfolios may be subject to foreign taxes on gains in investments or currency repatriation. The Portfolios accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

K.    Derivative Instruments.    Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, financial futures contracts, options contracts and swap agreements.

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Notes to Financial Statements (continued) — June 30, 2020

The following is a summary of the fair value of derivative instruments held by the Portfolios as of June 30, 2020 (amounts in thousands).

	Assets
Portfolio	Unrealized appreciation on futures contracts*	Investments, at value for purchased options
Equity Risk Exposure:
Value Portfolio	$68	$291
Growth Portfolio	—	405
Institutional U.S. Portfolio	176	1,707
Small Cap–Mid Cap Portfolio	450	—
Commodity Portfolio	395	—
ESG Growth Portfolio	199	—
International Portfolio	701	406
Institutional International Portfolio	10,643	1,057
Emerging Markets Portfolio	1,316	671
Fixed Opportunity Portfolio	4,885	—

Interest Rate Risk Exposure:
Fixed Opportunity Portfolio	619	—

	Liabilities
Portfolio	Unrealized depreciation on futures contracts*	Written options, at fair value
Equity Risk Exposure:
Value Portfolio	$399	$337
Growth Portfolio	544	477
Institutional U.S. Portfolio	29	1,999
International Portfolio	—	452
Institutional International Portfolio	—	1,172
Emerging Markets Portfolio	—	751

*	Total fair value is presented by Primary Risk Exposure. For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

Amounts designated as “—” are $0 or have been rounded to $0.

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Notes to Financial Statements (continued) — June 30, 2020

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2020 (amounts in thousands):

Portfolio	Net realized gains/(losses) from futures transactions	Net realized gains/(losses) from written options transactions	Net realized gains/(losses) from purchased swaptions and options transactions	Net realized gains/(losses) from forward currency contracts	Net realized gains/(losses) from swap transactions
Equity Risk Exposure:
Value Portfolio	$(1,995)	$1,981	$(205)	$—	$—
Growth Portfolio	1,138	2,576	(269)	—	—
Institutional U.S Portfolio	4,858	7,545	(1,950)	—	—
Small Cap-Mid Cap Portfolio	2,695	—	—	—	—
Commodity Portfolio	8,060	—	—	—	—
ESG Growth Portfolio	1,912	—	—	—	—
International Portfolio	8,701	1,400	(125)	—	—
Institutional International Portfolio	15,624	2,942	(312)	—	—
Emerging Markets Portfolio	7,776	2,286	(187)	—	—
Fixed Opportunity Portfolio	(6,359)	—	—	—	—

Foreign Exchange Rate Risk Exposure:
Institutional U.S Portfolio	—	—	—	(68)	—
Commodity Portfolio	64	—	—	(5)	—
ESG Growth Portfolio	—	—	—	17	—
Catholic SRI Growth	—	—	—	(1)	—
International Portfolio	—	—	—	882	—
Institutional International Portfolio	—	—	—	1,322	—
Emerging Markets Portfolio	—	—	—	24	—
Fixed Opportunity Portfolio	339	—	—	—	—

Commodity Risk Exposure:
Commodity Portfolio	(863)	—	—	—	(9)

Credit Risk Exposure:
Fixed Opportunity Portfolio	—	—	(16)	—	378

Interest Rate Risk Exposure:
Fixed Opportunity Portfolio	20,185	—	—	—	—

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on written options	Change in unrealized appreciation/ (depreciation) on purchased swaptions and options	Change in unrealized appreciation/ (depreciation) on forward currency contracts	Change in unrealized appreciation/ (depreciation) on swaps
Equity Risk Exposure:
Value Portfolio	$(511)	$578	$(373)	$—	$—
Growth Portfolio	(825)	789	(492)	—	—
Institutional U.S. Portfolio	(314)	3,327	(2,030)	—	—
Small Cap-Mid Cap Portfolio	423	—	—	—	—
Commodity Portfolio	104	—	—	—	—
ESG Growth Portfolio	55	—	—	—	—
Catholic SRI Growth	—	—	—	—	—
International Portfolio	482	438	(234)	(1)	—
Institutional International Portfolio	9,386	1,055	(579)	—	—
Emerging Markets Portfolio	(328)	660	(342)	—	—
Fixed Opportunity Portfolio	4,885	—	—	—	—

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Notes to Financial Statements (continued) — June 30, 2020

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on written options	Change in unrealized appreciation/ (depreciation) on purchased swaptions and options	Change in unrealized appreciation/ (depreciation) on forward currency contracts	Change in unrealized appreciation/ (depreciation) on swaps

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	$(100)	$—	$—	$—	$—

Commodity Risk Exposure:
Commodity Portfolio	(133)	—	—	—	(5)

Credit Risk Exposure:
Fixed Opportunity Portfolio	—	—	9	—	(167)

Interest Rate Risk Exposure:
Fixed Opportunity Portfolio	670	—	—	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

The Trust may be subject to master netting agreements (“MNA”) that allow for amounts owed between a Portfolio and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the counterparty. The MNA do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable MNA. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Portfolio’s ability to transact net amounts with counterparties at June 30, 2020. As of June 30, 2020, there were no investments subject to master netting agreements.

As of June 30, 2020, each Portfolio’s derivative assets and liabilities by type are as follows (amounts in thousands):

	Value Portfolio		Growth Portfolio		Institutional U.S. Portfolio		Small Cap-Mid Cap Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$68	$399	$—	$544	$176	$29	$450	$—
Options on futures contracts	291	337	405	477	1,707	1,999	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	359	736	405	1,021	1,883	2,028	450	—
Derivatives not subject to a MNA or similar agreement	(359)	(736)	(405)	(1,021)	(1,883)	(2,028)	(450)	—

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$—	$—

	Commodity Portfolio		ESG Growth Portfolio		International Portfolio		Institutional International Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$395	$—	$199	$—	$701	$—	$10,643	$—
Options on futures contracts	—	—	—	—	406	452	1,057	1,172

Total derivative assets and liabilities in the Statements of Assets and Liabilities	395	—	199	—	1,107	452	11,700	1,172
Derivatives not subject to a MNA or similar agreement	(395)	—	(199)	—	(1,107)	(452)	(11,700)	(1,172)

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$—	$—

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Notes to Financial Statements (continued) — June 30, 2020

	Emerging Markets Portfolio		Fixed Opportunity Portfolio
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,316	$—	$5,504	$—
Options on futures contracts	671	751	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,987	751	5,504	—
Derivatives not subject to a MNA or similar agreement	(1,987)	(751)	(5,504)	—

Total assets and liabilities subject to a MNA	$—	$—	$—	$—

Forward Currency Contracts: Certain of the Portfolios may be subject to currency exchange rate risk in the normal course of pursuing their investment objectives. A Portfolio enters into forward currency contracts (“forward contracts”) for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings. A forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Portfolio is subject to credit risk, which is the risk that the counterparty is unable to meet the terms of a forward contract, and market risk, which is the risk that the value of the currency changes unfavorably.

Forward contracts may involve credit or market risk in excess of the amounts reflected on a Portfolio’s Statement of Assets and Liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such forward contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2020 are recorded for financial reporting purposes as net unrealized gains or losses. In addition, at June 30, 2020, the Portfolios entered into currency contracts to settle trades in foreign currencies. These transactions are included in “Receivable from investments sold” and “Payable for investments purchased” on the Statements of Assets and Liabilities. The month-end average contract amount for all forward contracts during the year ended June 30, 2020 are detailed in the table below:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Forward Foreign Currency Exchange Contracts:	Long	Short	Long	Short
Institutional U.S. Portfolio .	$—	$—	$—	$—
Commodity Portfolio	—	—	—	—
ESG Growth Portfolio	—	—	—	—
Catholic SRI Growth Portfolio	—	—	—	—
International Portfolio	—	—	—	—
Institutional International Portfolio	—	—	25	—
Emerging Markets Portfolio	—	—	—	30
Fixed Opportunity Portfolio	—	—	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

Financial Futures Contracts: Certain of the Portfolios may be subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may invest in financial futures contracts (“futures contracts”) in order to reduce such risks, as part of their investment strategies or to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. The Commodity Portfolio may invest in commodity-linked futures contracts to gain exposure to the commodities market. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or

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Notes to Financial Statements (continued) — June 30, 2020

other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” may be made or received by a Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instrument. A Portfolio recognizes a gain or loss equal to the daily variation margin, which is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a futures contract is closed, a realized gain or loss is recorded as “Net realized gains/(losses) from futures transactions” on the Statement of Operations. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. Securities designated as collateral for market value on futures contracts are noted in each Portfolio’s Portfolio of Investments (if applicable). Such collateral is held with the broker. The notional value of the futures contracts outstanding at June 30, 2020 and the month-end average notional amount for the year ended June 30, 2020 are detailed in the table below:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Futures Contracts:	Long	Short	Long	Short
Value Portfolio	$4,158	$6,489	$10,870	$541
Growth Portfolio	—	13,454	7,526	1,121
Institutional U.S. Portfolio	7,726	6,950	99,584	579
Small Cap–Mid Cap Portfolio	11,141	—	8,157	—
Commodity Portfolio	13,442	—	14,762	246
ESG Growth Portfolio	7,748	—	9,766	—
International Portfolio	29,610	—	36,680	—
Institutional International Portfolio	510,668	—	250,157	—
Emerging Markets Portfolio	105,421	—	105,368	—
Fixed Opportunity Portfolio	434,691	—	352,487	22,990

Purchased Options & Swaptions Contracts: Certain of the Portfolios may be subject to equity price risk, commodities price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may purchase put or call options. Options contracts provide the purchaser with the right, but not the obligation, to buy or sell (call or put option, respectively) a financial instrument at the exercise price. The Portfolio pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction.

Written Options & Swaptions Contracts: Certain of the Portfolios may be subject to equity price risk, commodities price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may write put or call options. Premiums received from written options contracts are recorded as liabilities on the Statement of Assets and Liabilities and are marked-to-market to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Realized gains and losses are reported as “Net realized gains/(losses) from written options transactions” on the Statement of Operations (if applicable). When writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the underlying instrument.

Credit default swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specific date in the future.

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Notes to Financial Statements (continued) — June 30, 2020

With exchange-traded options, there is minimal counterparty credit risk to the Portfolios since the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. With over-the-counter options, the Portfolios bear the risk that counterparties will be unable to perform under the terms of the contracts.

The notional value of purchased and written options and swaptions outstanding at June 30, 2020 and the month-end average notional amount for the year ending June 30, 2020 are detailed in the table below:

Purchased Option Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Value Portfolio	$12,300	$8,503	(a)
Growth Portfolio	16,675	11,291	(a)
Institutional U.S. Portfolio	69,650	53,900	(a)
Commodity Portfolio	—	48	(b)
International Portfolio	13,020	6,005	(a)
Institutional International Portfolio	33,490	15,248	(a)
Emerging Markets Portfolio	20,940	9,360	(a)
Fixed Opportunity Portfolio	—	8,336	(c)

Written Option Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Value Portfolio	$34,478	$37,816	(a)
Growth Portfolio	48,255	49,979	(a)
Institutional U.S. Portfolio	201,378	182,869	(a)
Commodity Portfolio	—	—	(b)
International Portfolio	34,483	22,184	(a)
Institutional International Portfolio	86,986	52,181	(a)
Emerging Markets Portfolio	55,486	34,999	(a)

Amounts	designated as “—” are $0 or have been rounded to $0.
(a)	For the period March 1, 2020 through June 30, 2020.
(b)	For the period July 1, 2019 through March 31, 2020.
(c)	For the period July 1, 2019 through August 31, 2019.

Swap Agreements: Certain of the Portfolios may enter into swap agreements (“swaps”) for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. A swap is a two-party contract entered into for periods ranging from one day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swap”). Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation or depreciation on swap agreements on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on swap agreements on the Statement of Assets and Liabilities.

Total Return Swaps: Certain of the Portfolios may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Portfolio will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a

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Notes to Financial Statements (continued) — June 30, 2020

Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, is maintained at the broker-dealer or the Portfolio’s custodian. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Portfolio on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap transactions.” A Portfolio may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Portfolio on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Portfolio will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

Credit Default Swaps: Certain of the Portfolios may invest in credit default swaps for hedging purposes or for market exposure. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding for which a Portfolio is the seller of protection are disclosed in the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Portfolio will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy obligations to the Portfolio. The unrealized gain or loss at June 30, 2020 is disclosed in the swap tables included in the Portfolios of Investments. The notional value of the swap agreements outstanding at June 30, 2020 and the month-end average notional amount for the year ended June 30, 2020 are detailed in the tables below (amounts in thousands):

Portfolio	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Total Return Swap Agreements:
Commodity Portfolio	$—	$145	(a)

Commodity Forward Swap Agreements:
Commodity Portfolio	—	45	(a)

(a)	For the period July 1, 2019 through March 31, 2020.

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Portfolio	Buy Protection	Sell Protection	Buy Protection		Sell Protection
Credit Default Swap Agreements:
Fixed Opportunity Portfolio	$—	$—	$34,516	(b)	$—

(b)	For the period July 1, 2019 through November 30, 2019.

L.    Inflation Indexed Bonds.    Certain of the Portfolios may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest

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Notes to Financial Statements (continued) — June 30, 2020

will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond resulting from inflation or deflation, respectively, as measured by the change in the Consumer Price Index, will be included as interest income or loss on the Statements of Operations, even though investors do not receive their principal until maturity. During the year ended June 30, 2020, the Inflation Protected Portfolio recognized income due to the increase in the Consumer Price Index.

Interest rates on conventional bonds have two primary components: a “real” yield and an increment that reflects investor expectations of future inflation. By contrast, interest payments on inflation-indexed bonds are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only changes in real rates to influence the price of inflation-indexed bonds. A rise in real rates will cause the price of inflation-indexed bonds to fall, while a decline in real rates will boost the price of inflation-indexed bonds. Inflation-indexed bonds issued by non-U.S. governments are generally indexed to the inflation rates prevailing in those countries.

The primary risk associated with the use of inflation-indexed bonds is that the principal value of an investment is not protected or otherwise guaranteed by virtue of the Portfolio’s investments in inflation-indexed bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value. Deflation risk is the possibility that prices throughout the economy decline over time, in which case, the principal and income of an inflation-protected bond will decline and may result in losses.

M.    Securities Lending.    Certain of the Portfolios may lend their portfolio securities to broker-dealers pursuant to a Master Securities Lending Agreement (“MSLA”) that requires the borrower to post collateral equal to at least the market value of the securities loaned, which is marked-to-market on a daily basis. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Portfolios pay various fees in connection with the investment of the collateral. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. Currently cash collateral received by a Portfolio in securities lending transactions may only be invested in repurchase agreements or money market funds that invest in U.S. treasury obligations. A Portfolio bears the risk of such investments. Securities on loan at June 30, 2020 are presented in the Portfolios of Investments. The Portfolios pay the Securities Lending Agent fees based on the investment income received from securities lending activities as reflected on the Statements of Operations.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as “Payable for collateral received on loaned securities.” Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Portfolios as an investment, at value on the Statements of Assets and Liabilities. The Portfolios may receive non-cash collateral in the form of securities such as U.S. treasuries, which the Portfolios may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by a Portfolio under a MSLA which permits the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and create a net payment due to or from the Portfolio.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings, which are subject to offset under an MSLA, at June 30, 2020 (amounts in thousands):

Portfolio	Value of Securities on Loan	Value of Collateral Received*	Net Amount
Value Portfolio	$402	$402	$—
Growth Portfolio	1,233	1,233	—
Institutional U.S. Portfolio	1,488	1,488	—
Small Cap-Mid Cap Portfolio	1,127	1,127	—
Catholic SRI Growth Portfolio	231	231	—
Institutional International Portfolio	12,677	12,677	—
Emerging Markets Portfolio	84	84	—

*

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the value of securities on loan as disclosed in the Portfolios of Investments. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day.

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Notes to Financial Statements (continued) — June 30, 2020

Securities lending transactions as of June 30, 2020 (amounts in thousands):

	Security Type	Remaining Contractual Maturity of the Agreements
Portfolio	Common Stocks	Overnight and Continuous	Up to 30 days	Total Value of Securities on Loan	Value of Collateral Received		Net Amount Due to/(from) Counterparty
Value Portfolio	$402	$402	$—	$402	$410		$8
Growth Portfolio	1,233	1,233	—	1,233	1,260		27
Institutional U.S. Portfolio	1,488	1,488	—	1,488	1,537		49
Small Cap-Mid Cap Portfolio	1,127	1,127	—	1,127	1,258		131
Catholic SRI Growth Portfolio	231	46	185	231	255	*	24
Institutional International Portfolio	12,677	853	11,824	12,677	13,500	*	823
Emerging Markets Portfolio	84	84	—	84	130	*	46
Fixed Opportunity Portfolio	—	—	—	—	1,177		1,177

*

Includes non-cash collateral received with a value of (amounts in thousands) $60, $9,012 and $117 for the Catholic SRI Growth Portfolio, Institutional International Portfolio, and Emerging Markets Portfolio, respectively.

N.    Basis for Consolidation for the Commodity Portfolio.    The HC Commodity Related Securities Fund, Ltd. (the “Fund”) is incorporated as Cayman Islands exempted company. The Fund is a wholly-owned subsidiary of the Commodity Portfolio and acted as investment vehicle for the Commodity Portfolio for the purpose of effecting certain commodity-linked investments consistent with its investment objectives. The Fund may invest in commodity-linked derivative instruments including options, futures and swaps. The Fund may also invest in debt securities, some of which are intended to serve as margin or collateral for the Fund’s derivative positions.

Under the Articles of Association, shares issued by the Fund give the Commodity Portfolio, as the sole shareholder, the right to receive notice of, to attend, and to vote at general meetings of the Fund, the right to participate in the profits of the Fund and rights to the assets of the Fund in the event that they are liquidated.

The Commodity Portfolio had no investment in the Fund as of June 30, 2020.

O.    Recent Accounting Pronouncements.    In March 2017, the FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”),“Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolios have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of July 1, 2019. As a result of the adoption of ASU 2017-08, as of July 1, 2019, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased for certain Portfolios but without any significant impact. The adoption had no impact on the Portfolios’ net assets or overall results from operations.

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides the Portfolios with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Portfolios will consider this optional guidance prospectively, if applicable.

3.    INVESTMENT ADVISORY AND ADMINISTRATIVE CONTRACTS.    The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management for that portion of the Portfolio allocated to it and for placing all orders for the purchase and sale of securities and other instruments for such portion of the Portfolio. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average daily net assets of that portion of the Portfolio managed.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

For the year ended June 30, 2020, the Portfolios incurred the following investment advisory fees, before any applicable fee waivers, with respect to the services of the indicated Specialist Manager(s). The following annual fee rates are applied to the portions of the Portfolios that are managed by the Specialist Managers in determining amounts earned, except as footnoted.

Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.075	%(a)(c)
Echo Street Capital Management, LLC	—	0.56	%(b)(c)
Frontier Capital Management Company, LLC	—	0.45	%(c)(d)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(c)(e)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(c)(e)
Mellon Investments Corporation (U.S. Multi-Factor Strategy)	—	0.08	%(c)(e)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	22	0.16	%(f)
Parametric Portfolio Associates, LLC (Defensive Strategy)	—	0.35	%(c)(g)
Parametric Portfolio Associates, LLC (Targeted Strategy)	3	0.22	%(h)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	454	0.08	%(i)

Total	$479	0.09%

Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.075	%(a)(c)
Echo Street Capital Management, LLC	—	0.56	%(b)(c)
Jennison Associates, LLC	485	0.29	%(j)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(c)(e)
Mellon Investments Corporation (Factor and Quality Strategy)	—	0.065	%(c)(e)
Mellon Investments Corporation (U.S. Multi-Factor Strategy)	—	0.08	%(c)(e)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	19	0.17	%(f)
Parametric Portfolio Associates, LLC (Defensive Strategy)	—	0.35	%(c)(g)
Parametric Portfolio Associates, LLC (Targeted Strategy)	3	0.18	%(h)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	478	0.08	%(i)

Total	$985	0.13%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

Institutional U.S. Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.075	%(a)(c)
Echo Street Capital Management, LLC	424	0.56	%(b)
Frontier Capital Management Company, LLC	12	0.45	%(d)
Jennison Associates, LLC	543	0.29	%(j)
Mellon Investments Corporation (Index Strategy)	398	0.04	%(e)
Mellon Investments Corporation (Factor Strategy)	157	0.065	%(e)
Mellon Investments Corporation (U.S. Multi-Factor Strategy)	—	0.08	%(c)(e)
Pacific Investment Management Company, LLC (RAFI U.S. Multi-Factor Strategy)	18	0.18	%(k)
Pacific Investment Management Company, LLC (Enhanced Index Strategy)	—	0.25	%(c)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	58	0.08	%(f)
Parametric Portfolio Associates, LLC (Defensive Strategy)	—	0.35	%(c)(g)
Parametric Portfolio Associates, LLC (Targeted Strategy)	10	0.11	%(h)
Wellington Management Company, LLP	23	0.75	%(l)

Total	$1,643	0.10%

Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Advisory Research, Inc.	$29	0.85	%(m)
Ariel Investments, LLC	12	1.00	%(n)
Cadence Capital Management, LLC	—	0.075	%(a)(c)
Frontier Capital Management Company, LLC	153	0.45	%(d)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(c)(e)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(c)(e)
Pzena Investment Management, LLC	13	1.00	%(o)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	15	0.19	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(h)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	30	0.08	%(i)

Total	$252	0.30%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

Commodity Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.11	%(c)(p)
Mellon Investments Corporation	82	0.10	%(q)
Pacific Investment Management Company, LLC	—	0.25	%(c)
Vaughan Nelson Investment Management, L.P.	—	0.35	%(c)(r)
Wellington Management Company, LLP (Global National Resources Strategy)	—	0.85	%(c)(s)
Wellington Management Company, LLP (Commodity Futures Strategy)	31	0.75%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	15	0.18	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(h)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	—	0.08	%(c)(i)

Total	$128	0.13%

ESG Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(c)
Mellon Investments Corporation	172	0.13	%(t)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	16	0.17	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(h)
RBC Global Asset Management (U.K.) Limited	45	0.55%

Total	$233	0.16%

Catholic SRI Growth Portfolio

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(c)
Mellon Investments Corporation	66	0.13	%(t)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	—	0.05	%(c)(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(h)

Total	$66	0.13%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Artisan Partners Limited Partnership	$1,041	0.63	%(u)
Cadence Capital Management, LLC (Emerging Markets Strategy)	—	0.15	%(c)(v)
Cadence Capital Management, LLC (Developed Markets Strategy)	147	0.11	%(w)
Causeway Capital Management, LLC	528	0.45	%(x)
City of London Investment Management Company, Limited	—	0.62	%(c)(y)
Mellon Investments Corporation (Developed Index Strategy)	—	0.05	%(c)(z)
Mellon Investments Corporation (Developed Factor Strategy)	—	0.075	%(c)(z)
Mellon Investments Corporation (Emerging Markets Strategy)	—	0.13	%(c)(aa)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	27	0.10	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	3	0.26	%(h)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	239	0.08	%(i)

Total	$1,985	0.25%

Institutional International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Artisan Partners Limited Partnership	$1,374	0.62	%(u)
Cadence Capital Management, LLC (Emerging Markets Strategy)	—	0.13	%(c)(v)
Cadence Capital Management, LLC (Developed Markets Strategy)	675	0.11	%(w)
Causeway Capital Management, LLC	1,049	0.45	%(x)
City of London Investment Management Company, Limited	558	0.63	%(y)
Lazard Asset Management LLC	871	0.37	%(bb)
Mellon Investments Corporation (Developed Markets Strategy)	30	0.07	%(z)
Mellon Investments Corporation (Developed Factor Strategy)	—	0.075	%(c)(z)
Mellon Investments Corporation (Emerging Markets Strategy)	—	0.13	%(c)(aa)
Pacific Investment Management Company, LLC	—	0.45	%(c)(cc)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	163	0.07	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	4	0.16	%(h)

Total	$4,724	0.29%

Emerging Markets Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.13	%(c)(v)
City of London Investment Management Company, Limited	—	1.00	%(c)(dd)
Mellon Investments Corporation	1,112	0.13	%(aa)
RBC Global Asset Management (U.K.) Limited	1,864	0.70	%(ee)
XY Investments (HK) Limited	—	1.00	%(c)(ff)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	66	0.08	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	3	0.18	%(h)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	—	0.08	%(c)(i)

Total	$3,045	0.25%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

Core Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$22	0.08%
Mellon Investments Corporation (Mortgage and Asset-Backed Strategy)	22	0.06%
Mellon Investments Corporation (Corporate Strategy)	—	0.15	%(c)
Pacific Investment Management Company, LLC	—	0.50	%(c)(gg)

Total	$44	0.07%

Fixed Opportunity Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$—	0.45	%(c)
Fort Washington Investment Advisors, Inc.	307	0.20	%(hh)
Mellon Investments Corporation	—	0.25	%(c)
Pacific Investment Management Company, LLC	—	0.50	%(c)(ii)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	195	0.07	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(h)
Sound Point Capital Management, LP	—	2.00	%(c)
Western Asset Management Company, Ltd.	459	0.75%

Total	$961	0.19%

U.S. Government Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$186	0.06%

Inflation Protected Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$137	0.04	%(jj)

U.S. Corporate Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$246	0.08%
Mellon Investments Corporation	—	0.15	%(c)
Pacific Investment Management Company, LLC	—	0.06	%(c)(kk)

Total	$246	0.08%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

U.S. Mortgage/Asset Backed Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$127	0.06%
Pacific Investment Management Company, LLC	—	0.06	%(c)(kk)

Total	$127	0.06%

Short-Term Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$139	0.125%

Intermediate Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$70	0.45	%†
Mellon Investments Corporation	608	0.16	%(ll)

Total	$678	0.17%

Intermediate Municipal II Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$94	0.125%
City of London Investment Management Company, Limited	—	0.45	%(c)

Total	$94	0.125%

†	As of June 30, 2020, no assets were allocated.

(a)

Cadence Capital Management, LLC (“Cadence”) received a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of that portion of the Portfolio managed by Cadence. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.075% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence using these strategies in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(b)

Echo Street Capital Management LLC (“Echo Street”) receives a fee based on the average daily net assets, payable monthly, of that portion of assets managed by it, at the annual rate of 0.75% of the first $50 million of Combined Assets (as defined below); 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets; and 0.45% of Combined Assets in excess of $200 million.

“Combined Assets” shall mean the sum of: the net assets of each portion of the Value Portfolio, Growth Portfolio, and Institutional U.S. Portfolio allocated to Echo Street.

(c)	Specialist Manager approved by the Board but a strategy to which no assets were allocated during the period ended June 30, 2020.

(d)

Frontier Capital Management Company, LLC (“Frontier”) receives a fee based on the average daily net assets of that portion of assets managed by it, at an annual rate of 0.45% on the first $90 million of the Combined Assets (as defined below) and 0.75% of Combined Assets exceeding $90 million.

“Combined Assets” shall mean the sum of: the net assets of that portion managed by Frontier in the Value Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, and the net assets invested in the same strategy as the Portfolios that are managed by Frontier for certain other clients of the Trust’s primary adviser.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

(e)

Mellon Investments Corporation (“Mellon”) receives a fee for assets allocated to an Index Strategy, for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.04% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawals or redemptions reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.065%. Index Strategy shall mean a portfolio wherein the Portfolio Manager seeks to approximate, over the long term, the performance of a specific market index.

For assets allocated to a Factor Strategy, for so long as the Combined Assets are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.075%. Factor Strategy shall mean a portfolio wherein the Portfolio Manager seeks to implement a strategy developed by Hirtle Callaghan & Co. or an affiliate with the objective of obtaining exposure to one or more factors such as value or quality within the U.S. equity markets.

For assets allocated to a U.S. Multi-Factor Strategy, for so long as the Combined Assets are greater than $2 billion, the fee shall be at the annual rate of 0.08% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.10%. U.S. Multi-Factor Strategy shall mean a portfolio wherein the Portfolio Manager seeks to implement a proprietary strategy developed by the Portfolio Manager that seeks to obtain a targeted exposure to multi-factor equity model factors such as value, momentum, and low volatility within the U.S. equity markets.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon using these strategies in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(f)

With respect to its Liquidity Strategy, Parametric Portfolio Associates, LLC (“Parametric”), a subsidiary of Eaton Vance Corporation, receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of Combined Liquidity Assets; and 0.05% of Combined Liquidity Assets over $150 million. Parametric is also entitled to receive a flat fee of $10,000 per year for each Portfolio. One Twelfth of such fee will be waived with respect to each calendar month during which no Portfolio assets were allocated to the Liquidity Strategy in that Portfolio.

“Combined Liquidity Assets” shall mean the sum of: the net assets of that portion of each Portfolio managed by Parametric for investment in its Liquidity Strategy.

(g)

With respect to its Defensive Strategy, Parametric receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.35% of the first $50 million of the Combined Defensive Assets (as defined below) and 0.25% of Combined Defensive Assets over $50 million.

“Combined Defensive Assets” shall mean the sum of: the net assets of that portion of the Value Portfolio, Growth Portfolio, and Institutional U.S. Portfolio managed by Parametric for investment in its Defensive Strategy.

Parametric Defensive Strategy was terminated effective June 16, 2020.

(h)

With respect to its Targeted Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the rate of 0.05%. Parametric is also entitled to receive a flat fee of $5,000 per year for each Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy in that Portfolio.

(i)

With respect to its Tax-Managed Custom Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Strategy Assets (as defined below); 0.09% of the next $250 million of the Combined Tax-Managed Custom Strategy Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Strategy Assets; and 0.07% of the Combined Tax-Managed Custom Strategy Assets over $1 billion.

“Combined Tax-Managed Custom Strategy Assets” shall mean the sum of: the net assets of that portion of each of the other Portfolios of the Trust allocated to Parametric from time to time for investment in their Tax-Management Custom Core Strategy.

(j)

Jennison Associates LLC (“Jennison”) is entitled to receive an annual fee of no more than 0.30% of average daily net assets of that portion of the Growth Portfolio and Institutional U.S. Portfolio allocated to Jennison (the “Jennison Accounts”). While the rate at which Jennison’s fee for managing the Portfolios will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Accounts and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Trust’s primary adviser at the following annual rates:

— 0.75% on the first $10 million;

— 0.50% on the next $30 million;

— 0.35% on the next $25 million;

— 0.25% on the next $335 million;

— 0.22% on the next $600 million;

— 0.20% on the next $4 billion; and

— 0.25% on the balance

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

(k)

For its services with respect to the RAFI U.S. Multi-Factor Strategy, Pacific Investment Management Company, LLC (“PIMCO”) receives an annual fee from the Portfolio at the annual rate of 0.175% of the first $600 million of the RAFI U.S. Multi-Factor Strategy Assets; 0.15% on the next $700 million of RAFI U.S. Multi-Factor Strategy Assets; and 0.125% on RAFI U.S. Multi-Factor Strategy Assets over $1.3 billion. Should these assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%; prior to December 19, 2019, the fee for the minimum asset requirement was contractually reduced to 0.175% of the Portfolio’s average daily net assets of the Account. Fees are payable monthly in arrears and are computed based on the market value of the Assets as reported on the custodian’s statement at the end of the billing period.

PIMCO utilizes the services of Parametric as an account sub-advisor to assist with the implementation of the Account’s investment strategy. Parametric receives a fee for these services paid by PIMCO.

(l)

Wellington Management Company, LLP (“Wellington”), a wholly owned subsidiary of Legg Mason, Inc., receives a fee, which shall be payable monthly in arrears of 0.75% of the average daily net assets of the first $50 million of the Combined Assets (as defined below). On Combined Assets over $50 million, the fee shall be at the annual rate of 0.65% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets of the Institutional U.S. Portfolio and assets in the same investment strategy as the Portfolio that are managed by Wellington for certain other clients of the Trust’s primary adviser.

(m)	Advisory Research, Inc.’s Portfolio Management Agreement was terminated on September 30, 2019.

(n)

For its services to the Small Cap-Mid Cap Portfolio and the Institutional Small Cap-Mid Cap Portfolio, Ariel Investments, LLC (“Ariel”) received an annual fee, calculated daily and payable quarterly, in arrears, based on the Combined Assets (as defined below), in accordance with the following schedule: 1.00% of the first $10 million of Combined Assets, 0.75% of the next $10 million of Combined Assets, and 0.50% of Combined Assets exceeding $20 million.

“Combined Assets” shall mean the sum of: the net assets managed by Ariel in the Small Cap-Mid Cap Portfolio and the net assets invested in the same strategy as the Portfolios that are managed by Ariel for certain other clients of the Trust’s primary adviser or certain of its affiliates.

Ariel’s Portfolio Management Agreement terminated on September 30, 2019.

(o)	Pzena Investment Management, LLC’s Portfolio Management Agreement was terminated on September 30, 2019.

(p)

Cadence received a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio managed by Cadence. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

Cadence’s Portfolio Management Agreement was terminated in the International Portfolio and in the Institutional International Portfolio on December 31, 2019 and June 30, 2020, respectively.

(q)

Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio managed by Mellon. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(r)

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) received a fee, which was calculated daily and payable quarterly, at the annual rate of 0.35% of the first $25 million of the Combined Assets (as defined below), 0.25% of the next $75 million of Combined Assets, and 0.20% of Combined Assets exceeding $100 million.

“Combined Assets” shall mean the sum of: the net assets of the Commodity Portfolio and the net assets managed by Vaughan Nelson in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(s)

With respect to its Global National Resources Strategy (“GNRS”), Wellington received a fee, which was payable monthly in arrears at the annual rate of 0.60% of the average daily net assets of the GNRS account, so long as at least $150 million in assets were present in the GNRS and 0.85% if less than $150 million in assets were present in the GNRS.

Wellington’s GNRS Portfolio Management Agreement terminated on December 31, 2019.

(t)

Mellon receives a fee of 0.10% of the average daily net assets of the portion of the assets of each the ESG Growth Portfolio and Catholic SRI Growth Portfolio managed by it. Prior to December 11, 2019, Mellon received a fee of 0.16%, however, this fee was being voluntarily waived to 0.10% of the average daily net assets of that portion of the Account.

(u)

Artisan Partners Limited Partnership (“Artisan”) received a fee, which was payable monthly in arrears. For so long as the Combined Assets (as defined below) were greater than $500 million, the fee was at the annual rate of 0.47% of the average daily net assets of the Portfolios. If the Combined Assets were reduced to $500 million or less, the fee was calculated based on average daily net assets of the Portfolios at the following annual rates:

— 0.80% on assets up to $50 million; and

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

— 0.60% on assets in excess of $50 million

“Combined Assets” shall mean the sum of: the net assets of the International Portfolio managed by Artisan and the net assets of the Institutional International Portfolio managed by Artisan.

Artisan’s Portfolio Management Agreement was terminated in the International Portfolio and in the Institutional International Portfolio on June 16, 2020.

(v)

With respect to the emerging markets portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

Cadence was terminated in the International Equity and in the Institutional International Portfolio effective December 31, 2019 and June 16, 2020, respectively.

(w)

With respect to the developed markets portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

Cadence was terminated in the International Portfolio and in the Institutional International Portfolio effective December 31, 2019 and June 16, 2020, respectively.

(x)	Specialist Manager was terminated in the International Equity Portfolio and in the Institutional International Portfolio effective December 31, 2019 and June 16, 2020, respectively.

(y)

City of London Investment Management Company, Limited (“CLIM”) receives a fee, which shall be calculated daily and payable monthly in arrears at the annual rate of 0.80% of the first $50 million of the Combined Assets (as defined below) and 0.40% of the Combined assets exceeding $50 million.

“Combined Assets” shall mean the sum of: the net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(z)

Mellon receives a fee with respect to Mellon’s Developed Index Strategy (“Index Strategy”) and Developed Factor Strategy (“Factor Strategy”) for the International Equity Portfolio and Institutional International Portfolio. For assets allocated to an Index Strategy (as defined below) for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.05% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at an annual rate of 0.06%.

For assets allocated to a Factor Strategy for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.075% of the average daily net assets of the Factor Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at an annual rate of 0.085%.

The term “Combined Assets” means the sum of: (a) the net assets of Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid-Cap Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio and the Emerging Markets Portfolio managed by the Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in Trust Portfolios.

Index Strategy shall mean a portfolio wherein the Portfolio Manager seeks to approximate over the long term, the performance of a specific market index or defined subset thereof.

Factor Strategy shall mean a portfolio wherein the Portfolio Manager seeks to implement a strategy developed by Hirtle Callaghan & Co, LLC, or an affiliate thereof, with the objective of obtaining exposure to one or more factors such as value or quality within the developed international equity markets.

Prior to June 16, 2020, with respect the developed markets portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

Mellon voluntarily waived its fee down from 0.10% to 0.05% for the period June 5, 2020 to June 16, 2020 for management fees in the Institutional International Portfolio.

(aa)

With respect to the emerging markets portion of the Portfolio managed by Mellon for International Portfolio, Institutional International Portfolio and Emerging Markets Portfolio, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or one of its affiliates serves as investment adviser.

(bb)

Lazard Asset Management, LLC (“Lazard”) received a fee, which was payable monthly in arrears at the annual rate of 0.40% of the average daily net assets of the first $75 million and 0.35% of the average daily net assets exceeding $75 million of that portion of the Portfolio managed by Lazard.

Lazard was terminated in the Institutional International Portfolio effective June 30, 2020.

(cc)

PIMCO receives annual fees for advice and counseling services respect to the assets of Institutional International Portfolio at 0.45% on the first $150 million and 0.40% thereafter. PIMCO fees are payable in arrears and are computed based on the market value of the Account as reported on the custodian’s statement at the end of the billing period prorated for contributions or withdrawals in accordance with Portfolio Manager’s standard policy, which currently provides for adjustment of daily net flows in excess of 1% of the account market value when calculating fees.

(dd)

CLIM receives a fee, which shall be calculated daily and payable quarterly in arrears at the annual rate of 1.00% of the first $100 million of the Combined Assets (as defined below); 0.80% of the next $100 million of Combined Assets; and 0.50% of Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(ee)

RBC Global Asset Management (U.K.) Limited receives a fee, which shall be payable quarterly in arrears at the annual rate of 0.80% of the first $100 million of the Combined Assets (as defined below); 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million.

“Combined Assets” shall mean the sum of: (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which Hirtle Callaghan & Co. serves as investment adviser and for which Portfolio Manager provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account.

(ff)

XY Investments receives a fee, which shall be payable monthly in arrears at the annual rate of 1.00%. The annual rate shall be reduced to 0.90% once the assets under management with respect to the Portfolio Manager’s and its affiliates Offshore Strategy exceeds $2 billion.

“Offshore Strategy” shall mean any vehicle, fund, account or other product utilizing a quantitative enhanced index investment strategy of investing in a China A-share market, but excluding any vehicle, fund, account or product dedicated solely to the Portfolio Manager’s Shanghai business.

(gg)

PIMCO receives annual fees for advice and counseling services respect to the assets of Core Fixed Portfolio at 0.50% on the first $25 million and 0.375% on the next $25 million and 0.25% thereafter. PIMCO fees are payable in arrears and are computed based on the market value of the Account as reported on the custodian’s statement at the end of the billing period prorated for contributions or withdrawals in accordance with Portfolio Manager’s standard policy, which currently provides for adjustment of daily net flows in excess of 1% of the account market value when calculating fees.

(hh)

Fort Washington Investment Advisors, Inc. (“Fort Washington”) received a fee, which was payable quarterly in arrears. For so long as the Combined Assets (as defined below) were greater than $200 million, the fee was at the annual rate of 0.20% of the Combined Assets. If the Combined Assets were reduced to $200 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date of such withdrawals or redemptions, the fee was based on 0.40% of the Combined Assets of the first $25 million, 0.375% of the Combined Assets of the next $25 million, 0.3375% of the Combined Assets of the next $50 million, 0.25% of the Combined Assets of the next $100 million, and 0.20% of the Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by Fort Washington in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Fort Washington for the benefit of certain investors who are clients of the Trust’s primary adviser.

(ii)

PIMCO receives annual fees for advice and counseling services respect to the assets of Fixed Income Portfolio at 0.50% on the first $100 million and 0.45% on the next $100 million and 0.40% thereafter. PIMCO fees are payable in arrears and are computed based on the market value of the Account as reported on the custodian’s statement at the end of the billing period prorated for contributions or withdrawals in accordance with Portfolio Manager’s standard policy, which currently provides for adjustment of daily net flows in excess of 1% of the account market value when calculating fees.

(jj)

Mellon receives a fee, which shall be payable monthly in arrears, at the annual rate of 0.04% of the average daily net assets invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets invested according to an emerging-markets inflation-protected securities strategy.

(kk)

PIMCO receives annual fees for advice and counseling services respect to the assets of U.S. Corporate Fixed Income Portfolio and U.S. Mortgage/Asset Backed Fixed Income Portfolio at 0.06%. PIMCO fees are payable in arrears and are computed based on the market value of the Account as

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

reported on the custodian’s statement at the end of the billing period prorated for contributions or withdrawals in accordance with Portfolio Manager’s standard policy, which currently provides for adjustment of daily net flows in excess of 1% of the account market value when calculating fees.

(ll)

Mellon receives a fee, which shall be calculated daily and payable quarterly, at an annual rate of 0.25% for the first $100 million of the Combined Assets (as defined below) and 0.15% of the Combined Assets exceeding $100 million. Mellon is entitled to receive a fee at an annual rate not to exceed 0.20% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Mellon for the benefit of certain investors who are clients of the Trust’s primary adviser.

Pursuant to discretionary investment advisory agreements between the Trust and the Adviser, the Adviser is paid a fee which is accrued daily and paid monthly at an annual rate of 0.05% of average daily net assets per Portfolio. The fees that the Adviser receives are listed as “Management fees” on the Statements of Operations. The Adviser continuously monitors the performance of various investment management organizations, including the Specialist Managers retained by the Trust, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. The Adviser is also authorized to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Board. In addition, the Adviser makes its officers available to serve as officers and/or Trustees of the Trust, and maintains office space sufficient for the Trust’s principal office. The Securities and Exchange Commission has issued an order that permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio under certain circumstances.

Citi Fund Services Ohio, Inc. (“Citi”) provides the Portfolios with administrative and fund accounting services. The fees for these services are disclosed as “Administrative service fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0506% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0276% of average daily net assets in excess of $12 billion. Citi receives additional fees paid by the Trust for compliance services, regulatory reporting services and reimbursement of certain expenses.

FIS Investor Services LLC, a wholly-owned subsidiary of Fidelity National Information Services, provides dividend and capital gains disbursing agent and transfer agency services. The fees for these services are disclosed as “Transfer agency fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0034% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0019% of average daily net assets in excess of $12 billion.

The Trust has adopted a Distribution Plan for the HC Advisors Shares under which the Adviser may receive compensation for distribution services. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser is entitled to receive a fee of up to 0.25% annually of the average daily net assets attributable to the HC Advisors Shares. The Adviser has voluntarily waived all fees associated with the Distribution Plan through June 30, 2020 and there is no current intention to collect such a fee in the future.

Ultimus Fund Distributors, LLC (“Ultimus”), provides certain distribution services to the Trust. Ultimus receives an annual fee of $50,000 for performing the services listed under its agreement with the Trust. None of Ultimus’ duties under its agreement are primarily intended to result in the sale of Trust shares.

Alaric Compliance Services, LLC (“Alaric”) provides an employee to serve as the Trust’s Chief Compliance Officer. Alaric is entitled to an annual fee of $164,000 for those services.

The Portfolios are permitted to purchase and sell securities (“cross trade”) from and to other Portfolios within the Trust pursuant to “Cross-Trading” Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross trade of securities by the respective Portfolio from or to another Portfolio that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. As required by Rule 17a-7, and as defined under these procedures, each cross trade is executed at the current market price. For the year ended June 30, 2020, the Portfolios did not engage in cross trade.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

4.    PURCHASE AND SALE TRANSACTIONS.    The aggregate cost of purchases and proceeds from sales of investment securities, other than long-term U.S. government securities, TBA securities and short-term securities, for the year ended June 30, 2020 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Value Portfolio	$102,972	$174,934
Growth Portfolio	270,927	400,923
Institutional U.S Portfolio	1,129,906	1,456,223
Small Cap-Mid Cap Portfolio	65,214	85,051
Commodity Portfolio	1,346	85,590
ESG Growth Portfolio	42,401	58,853
Catholic SRI Growth Portfolio	12,742	7,315
International Portfolio	694,117	942,512
Institutional International Portfolio	859,828	1,658,894
Emerging Markets Portfolio	121,713	588,890
Core Fixed Income Portfolio	11,568	13,238
Fixed Opportunity Portfolio	88,901	564,462
U.S. Corporate Fixed Income Portfolio	129,130	135,872
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1,832	1,189
Short-Term Municipal Portfolio	42,663	22,050
Intermediate Municipal Portfolio	137,975	143,015
Intermediate Municipal II Portfolio	5,878	10,640

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended June 30, 2020 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$10,339	$13,347
Fixed Opportunity Portfolio	—	30,720
U.S. Government Fixed Income Portfolio	177,950	218,470
Inflation Protected Portfolio	68,328	81,391
U.S. Mortgage/Asset Backed Fixed Income Portfolio	56,465	56,578

5.    FEDERAL INCOME TAXES.    It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it (but not the shareholders) from all, or substantially all, federal income taxes. The Portfolios may, under certain circumstances, utilize equalization accounting for tax purposes by designating earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether it is more likely than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a tax authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally the last three tax year ends 2017 to 2019, and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements. Furthermore, management of the Portfolios is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

A.    As of June 30, 2020, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows (amounts in thousands):

Portfolio	Tax Cost of Investments	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	$356,280	$183,404	$(1,840)	$181,564
Growth Portfolio	313,432	424,035	(1,330)	422,705
Institutional U.S. Portfolio	2,187,329	641,475	(112,699)	528,776
Small Cap Mid-Cap Portfolio	51,532	18,540	(2,586)	15,954
ESG Growth Portfolio	123,905	18,543	(11,666)	6,877
Catholic SRI Growth Portfolio	50,144	8,119	(5,099)	3,020
International Portfolio	503,123	93,242	(6,126)	87,116
Institutional International Portfolio	1,288,338	51,263	(69,103)	(17,840)
Emerging Markets Portfolio	876,074	157,924	(106,877)	51,047
Core Fixed Income Portfolio	62,958	5,089	(54)	5,035
Fixed Opportunity Portfolio	418,670	—	—	—
U.S. Government Fixed Income Portfolio	271,025	26,964	(55)	26,909
Inflation Protected Portfolio	359,836	30,351	—	30,351
U.S. Corporate Fixed Income Portfolio	316,986	28,834	(437)	28,397
U.S. Mortgage/Asset Backed Fixed Income Portfolio	272,431	7,555	(75)	7,480
Short-Term Municipal Portfolio	132,748	2,609	(4)	2,605
Intermediate Municipal Portfolio	372,461	12,034	(1,211)	10,823
Intermediate Municipal II Portfolio	75,192	3,927	(20)	3,907

The tax cost of investments includes the cost of securities, proceeds received from TBA sales commitments and any upfront premiums paid or received on derivatives, as applicable. The tax unrealized appreciation/depreciation includes securities, TBA sales commitments and derivatives that are not considered realized for tax purposes, as applicable.

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, the difference between book and tax accretion methods for market discount, derivatives, and an in-kind purchases by investors that, for tax purposes, created a controlling interest in a Portfolio.

B.    Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended June 30, 2020	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$9,320	$250	$9,570	$—	$9,570
Growth Portfolio	9,836	31,611	41,447	—	41,447
Institutional U.S. Portfolio	32,988	244,335	277,323	—	277,323
Small Cap-Mid Cap Portfolio	563	3,927	4,490	—	4,490
ESG Growth Portfolio	2,639	6,978	9,617	—	9,617
Catholic SRI Growth Portfolio	888	1,547	2,435	—	2,435
International Portfolio	14,463	—	14,463	—	14,463
Institutional International Portfolio	33,253	147	33,400	—	33,400
Emerging Markets Portfolio	43,230	—	43,230	—	43,230
Core Fixed Income Portfolio	1,684	—	1,684	—	1,684
Fixed Opportunity Portfolio	17,477	—	17,477	—	17,477
U.S. Government Fixed Income Portfolio	6,361	—	6,361	—	6,361
Inflation Protected Portfolio	5,857	—	5,857	—	5,857
U.S. Corporate Fixed Income Portfolio	9,931	2,007	11,938	—	11,938

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

	Distributions Paid From:
Year Ended June 30, 2020	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Mortgage/Asset Backed Fixed Income Portfolio	$5,909	$—	$5,909	$—	$5,909
Short-Term Municipal Portfolio	64	—	64	1,543	1,607
Intermediate Municipal Portfolio	68	693	761	7,347	8,108
Intermediate Municipal II Portfolio	45	99	144	1,486	1,630

	Distributions Paid From:
Year Ended June 30, 2019	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$11,937	$31,074	$43,011	$—	$43,011
Growth Portfolio	10,115	43,464	53,579	—	53,579
Institutional U.S. Portfolio	21,091	79,726	100,817	—	100,817
Small Cap-Mid Cap Portfolio.	368	8,812	9,180	—	9,180
ESG Growth Portfolio	4,165	4,748	8,913	—	8,913
Catholic SRI Growth Portfolio	1,438	2,302	3,740	—	3,740
International Portfolio.	35,543	—	35,543	—	35,543
Institutional International Portfolio	105,857	69,678	175,535	—	175,535
Emerging Markets Portfolio.	29,774	—	29,774	—	29,774
Core Fixed Income Portfolio	1,834	—	1,834	—	1,834
Fixed Opportunity Portfolio	38,447	—	38,447	—	38,447
U.S. Government Fixed Income Portfolio	5,868	—	5,868	—	5,868
Inflation Protected Portfolio	9,115	—	9,115	—	9,115
U.S. Corporate Fixed Income Portfolio	10,119	—	10,119	—	10,119
U.S. Mortgage/Asset Backed Fixed Income Portfolio	5,998	—	5,998	—	5,998
Short-Term Municipal Portfolio	82	—	82	1,331	1,413
Intermediate Municipal Portfolio	98	—	98	8,495	8,593
Intermediate Municipal II Portfolio.	55	107	162	1,619	1,781

*	Total distributions paid may differ from what appears in the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

C.     Components of Distributable Earnings

As of June 30, 2020, the components of distributable earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses		Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)*
Value Portfolio	$191	$—	$191	$—	$(20,788	)(a)	$181,564	$160,967
Growth Portfolio	—	31,310	31,310	—	(2,659	)(a)	422,705	451,355
Institutional U.S. Portfolio	1,172	69,557	70,729	—	(30,422	)(a)	528,776	569,083
Small Cap-Mid Cap Portfolio	—	—	—	—	(4,416)		15,954	11,538
ESG Growth Portfolio	82	1,369	1,451	—	—		6,877	8,328
Catholic SRI Growth Portfolio	47	—	47	—	(489)		3,020	2,578
International Portfolio	176	—	176	—	(79,828	)(a)	87,116	7,464
Institutional International Portfolio	2,515	—	2,515	—	(57,849)		(17,840)	(73,174)
Emerging Markets Portfolio	—	—	—	—	(162,025)		51,047	(110,978)
Core Fixed Income Portfolio	29	387	416	(1)	—		5,036	5,452
Fixed Opportunity Portfolio	—	—	—	—	(21,630)		—	(21,630)

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)*
U.S. Government Fixed Income Portfolio	$2,904	$6,511	$9,414	$(147)	$—	$26,909	$36,176
Inflation Protected Portfolio	—	—	—	—	(728)	30,351	29,623
U.S. Corporate Fixed Income Portfolio	1,358	2,911	4,268	(276)	—	28,397	32,389
U.S. Mortgage/Asset Backed Fixed Income Portfolio	247	—	247	(144)	(10,052)	7,481	(2,468)
Short-Term Municipal Portfolio	15	—	15	(5)	(2)	2,605	2,613
Intermediate Municipal Portfolio	134	—	134	(26)	(1,029)	10,824	9,902
Intermediate Municipal II Portfolio	30	114	144	(6)	—	3,907	4,045

*

Total accumulated earnings/(deficit) may differ from the total distributable earnings amounts reported in the Statements of Assets and Liabilities due to certain temporary differences between book-basis and tax-basis.

(a)	Includes $1,271, $2,659, $3,270 and $132 of straddle losses which were deferred for the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio and International Portfolio, respectively.

D.     Capital Loss Carryforwards

As of their tax year ended June 30, 2020, the following Portfolios had capital loss carryforwards (“CLCFs”) not subject to expiration as summarized below (amounts in thousands):

Portfolio	Short-Term Amount	Long-Term Amount	Total
Value Portfolio	$19,517	$—	$19,517
Institutional U.S. Portfolio	11,634	15,512	27,146	(a)
Catholic SRI Growth Portfolio	471	18	489
International Portfolio	79,558	—	79,558
Institutional International Portfolio	37,808	20,041	57,849
Emerging Markets Portfolio	49,475	112,550	162,025
Fixed Opportunity Portfolio	—	21,630	21,630
Inflation Protected Portfolio	431	—	431
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1,798	8,254	10,052
Short-Term Municipal Portfolio	2	—	2

(a)	All or a portion are limited as a result of changes in ownership in connection with merger reorganizations. Unused limitations during a year accumulate for future use in offsetting net capital gains.

E.     Deferred Losses

Under current tax law, capital losses and specified ordinary losses realized after October 31 or non-specified ordinary losses realized after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had net deferred losses, which will be treated as arising on the first day of the fiscal year ended June 30, 2021 (amounts in thousands):

Portfolio	Post-October Capital Losses	Late Year Ordinary Losses
Small Cap-Mid Cap Portfolio	$4,416	$—
International Portfolio	—	138
Inflation Protected Portfolio	—	297
Intermediate Municipal Portfolio	1,029	—

F.     Commodity Portfolio Tax Information

The Commodity Portfolio has a tax year end of December 31.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

The Commodity Portfolio’s tax cost of investments as of December 31, 2019 was $96,899, resulting in accumulated net unrealized appreciation of $27,628, consisting of $37,505 in gross unrealized appreciation and $9,877 in gross unrealized depreciation (amounts in thousands). The tax cost of investments includes the cost of securities and any upfront premiums paid or received on derivatives. The tax unrealized appreciation/depreciation includes securities and derivatives that are not considered realized for tax purposes. The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, derivatives, and investments in wholly-owned Cayman Islands exempted companies.

The tax characteristics of distributions paid during the tax years ended December 31, 2019 and December 31, 2018 were as follows (amounts in thousands):

	Distributions Paid From:			In Excess of Net Investment Income			Total Distributions Paid*
Year Ended December 31, 2019	Ordinary Income	Net Long Term Gains	Total Taxable Distributions		Tax Return of Capital	Tax-Exempt Distributions
Commodity Portfolio	$5,104	$—	$5,104	$—	$—	$—	$5,104

Year Ended December 31, 2018
Commodity Portfolio	22,750	—	22,750	217	—	—	22,967

*	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

As of December 31, 2019, the components of distributable earnings (deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Commodity Portfolio	$105	$—	$105	$—	$(52,560)	$122,594	$70,139

Amounts designated as “—” are $0 or have been rounded to $0.

At December 31, 2019, the Commodity Portfolio had the following CLCFs not subject to expiration (amounts in thousands):

Portfolio	Short-Term Amount	Long-Term Amount	Total
Commodity Portfolio	$9,251	$43,309	$52,560

G.     Book-To-Tax Differences

Distributions are based on amounts calculated in accordance with applicable federal tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature (e.g., net operating losses, reclassification of bond discount and premium, equalization accounting, treatment of gains and losses relating to foreign currency transactions, distribution re-characterization, in-kind redemptions, differing treatment of income relating to swap agreements and investments in wholly-owned Cayman Islands exempted companies), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

6.     RISK CONSIDERATIONS.

Market Risk — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

Credit Risk — Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region.

Foreign Investment Risk — Investments in securities issued by non-U.S. companies and non-U.S. governments and their agencies may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. In addition, risks associated with foreign investments may be intensified in the case of investments in emerging-market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

Concentration Risk — Concentration risk is the risk that results from focusing investments in one industry or market sector. The Commodity Portfolio concentrates its investments in commodity-related industries which may present greater risks of loss than if the Portfolio were more broadly diversified over numerous unrelated industries.

Commodity-Related Derivatives Risk — The Commodity Portfolio, through its investment in its subsidiaries, may hold commodity-related derivatives but no longer invested in related subsidiaries as of June 30, 2020. Commodity-related derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in such physical commodities. The value of a commodity-related derivative typically is based on the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-related derivatives may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, pandemic risk, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-related derivatives, and there can be no assurance that one will develop.

Options Risk — Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investments risks. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When a Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

Options Writing Strategy Risk — If the index appreciates or depreciates sufficiently over the period to offset the new premium from the written option on that index, a net loss will result. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options.

Floating Rate Investments Risk — Coupon rates on these investments are most often floating, not fixed, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate or “LIBOR”. The risks associated with floating rate loans are similar to the risks of below investment grade securities. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. The sale and purchase of a bank loan are subject to the requirements of the underlying credit agreement governing such bank loan. These requirements may limit the eligible pool of potential bank loan holders by placing conditions or restrictions on sales and purchases of bank loans. Further, bank loans are not traded on an exchange and purchasers and sellers of bank loans rely on market makers, usually the administrative agent for a particular bank loan, to trade bank loans. These factors, in addition to overall market volatility, may negatively impact the liquidity of loans. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2020

listed securities. The Portfolio may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Portfolio or the financial instruments in which the Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

7.    BUSINESS COMBINATIONS.

In December 2019, the Board approved the Adviser’s proposal to merge Institutional Value Equity Portfolio, Institutional Small Capitalization-Mid Capitalization Equity Portfolio and Real Estate Securities Portfolio (the “Target Portfolios”) into Institutional U.S. Equity Portfolio (the “Acquiring Portfolio”). The Plan of Reorganization (the “Plan”) was approved by the Board on December 10, 2019 and by a joint special meeting of the shareholders of the Target Portfolios on April 16, 2020. The purpose of the transaction was to reduce the overall costs paid by shareholders, enhance flexibility to improve investment results, improved efficiency and allow for clearer and easier to understand communication with shareholders under a consolidated Acquiring Portfolio. The transaction was effective after the close of business on May 1, 2020. The Acquiring Portfolio acquired all of the assets and assumed all of the liabilities of the Target Portfolios as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Plan, shareholders of the Target Portfolios received a number of shares of the corresponding class in the Acquiring Portfolio, with a value equal to their holdings in the Target Portfolios as of the close of business on May 1, 2020. The investment portfolios of the Target Portfolios, with a fair value of approximately $1,214,528,362 and identified cost of approximately $1,213,378,901 as of the date of the reorganization, were the principal assets acquired by the Acquiring Portfolio.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization:

Target Portfolios (Strategic Shares)	Shares Outstanding (000)	Net Assets (000)	Net Asset Value Per Share	Net Unrealized Appreciation / (Depreciation) (000)
Institutional Value Equity Portfolio	98,983	$1,106,107	$11.17	$(2,090)
Institutional Small Capitalization-Mid Capitalization Equity Portfolio	8,496	83,473	9.83	(5,448)
Real Estate Securities Portfolio	23,607	51,911	2.20	8,688

Acquiring Portfolio (Strategic Shares)
Institutional U.S. Equity Portfolio	85,070	1,309,210	15.39	246,539

Post Reorganization (Strategic Shares)
Institutional U.S. Equity Portfolio	165,739	2,550,701	15.39	247,689

Expenses related to reorganization were incurred by the Trust. The following are the expenses related to the reorganization paid from the Targeted Portfolios and Acquiring Portfolio:

Portfolio	Expenses (000)
Institutional Value Equity Portfolio	$78
Institutional Small Capitalization-Mid Capitalization Equity Portfolio	11
Real Estate Securities Portfolio	9
Institutional U.S. Equity Portfolio	94

HC CAPITAL TRUST

Notes to Financial Statements (continued) —June 30, 2020

Assuming the reorganization had been completed on July 1, 2019, the beginning of the annual reporting period, the pro forma results of operations of the Acquiring Portfolio, post reorganization for the year ended June 30, 2020, are as follows (amounts in thousands):

Net investment income (loss)	$48,630
Net realized/unrealized gains (losses)	122,818

Change in net assets resulting from operations	$171,448

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolios that have been included in the Statements of Operations of the Acquiring Portfolio, post reorganization since May 1, 2020.

8.    SIGNIFICANT SHAREHOLDERS.

Shareholders, including other funds, individuals, accounts, as well as the Portfolio’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Portfolios which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities.

Portfolio	Number of shareholders with ownership of voting securities of the Portfolio greater than 10% and less than 25% of the total Portfolio’s outstanding voting securities	Number of shareholders with ownership of voting securities of the Portfolio greater than 25% of the total Portfolio’s outstanding voting securities
Institutional U.S. Portfolio	1	—
Small Cap-Mid Cap Portfolio	2	—
Commodity Portfolio	1	—
ESG Growth Portfolio	—	1
Catholic SRI Growth Portfolio	1	2
Institutional International Portfolio	1	—
U.S. Government Fixed Income Portfolio	1	—
Inflation Protected Portfolio	1	—
U.S. Corporate Fixed Income Portfolio	1	—
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1	—
Short-Term Municipal Portfolio	1	—

9.    SUBSEQUENT EVENTS.

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2020.

Effective August 3, 2020, the Board terminated the Portfolio Management Agreements between Cadence and the Trust related to each of Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Commodity Portfolio, and Emerging Markets Portfolio of the Trust.

Effective August 7, 2020, the shareholders of the Trust approved the following:

•	Engagement of PIMCO as an additional investment advisory organization (“Specialist Manager”) to manage a portion of the assets of the Institutional International Portfolio on that date

•	Engagement of PIMCO as an additional Specialist Manager to manage a portion of the assets of the Core Fixed Income Portfolio on that date

HC CAPITAL TRUST

Notes to Financial Statements (concluded) —June 30, 2020

•	Engagement of PIMCO as an additional Specialist Manager to manage a portion of the assets of the Fixed Opportunity Portfolio on that date

•	Engagement of PIMCO as an additional Specialist Manager to manage a portion of the assets of the U.S. Corporate Fixed Income Portfolio on that date

•	Engagement of PIMCO as an additional Specialist Manager to manage a portion of the assets of the U.S. Mortgage/Asset Backed Fixed Income Portfolio on that date

•	Engagement of Sound Point Capital Management, LP as an additional Specialist Manager to manage a portion of the assets of the Fixed Opportunity Portfolio on that date

Effective August 17, 2020, The Fixed Income Opportunity Portfolio changed its name to The Corporate Opportunities Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of HC Capital Trust and Shareholders of

The Value Equity Portfolio	The Core Fixed Income Portfolio
The Growth Equity Portfolio	The Fixed Income Opportunity Portfolio
The Institutional U.S. Equity Portfolio	The U.S. Government Fixed Income Securities Portfolio
The Small Capitalization-Mid Capitalization Equity Portfolio	The Inflation Protected Securities Portfolio
The Commodity Returns Strategy Portfolio	The U.S. Corporate Fixed Income Securities Portfolio
The ESG Growth Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
The Catholic SRI Growth Portfolio	The Short-Term Municipal Bond Portfolio
The International Equity Portfolio	The Intermediate Term Municipal Bond Portfolio
The Institutional International Equity Portfolio	The Intermediate Term Municipal Bond II Portfolio
The Emerging Markets Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio (formerly, The Institutional Growth Equity Portfolio), The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio, and The Intermediate Term Municipal Bond II Portfolio (constituting HC Capital Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Columbus, Ohio

August 25, 2020

We have served as the auditor of one or more investment companies in HC Capital Trust since 1995.

HC CAPITAL TRUST

Additional Information — June 30, 2020 (Unaudited)

1.    SECURITY PROXY VOTING.    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is contained in the Statement of Additional Information. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve months ended June 30, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2.    SHAREHOLDER VOTES.

A special meeting of shareholders of the Portfolios was held on February 11, 2020. At the February 11, 2020 meeting, shareholders of the Portfolios approved the following:

1.    Approval of a Portfolio Management Agreement between the Trust, on behalf of the Institutional U.S. Equity Portfolio (formerly The Institutional Growth Equity Portfolio), and Frontier Captial Management Company, LLC:

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional U.S. Equity Portfolio (formerly The Institutional Growth Equity Portfolio)	75,424,769.14	45,883,907.59	60.83%	45,877,913.59	99.99%

2.    Approval of a portfolio management agreement between the Trust, on behalf of The Institutional U.S. Equity Portfolio (formerly The Institutional Growth Equity Portfolio), and Echo Street Capital Management LLC:

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional U.S. Equity Portfolio (formerly The Institutional Growth Equity Portfolio)	75,424,769.14	45,883,907.59	60.83%	45,877,913.59	99.99%

3.    Approval of a portfolio management agreement between the Trust, on behalf of The Institutional U.S. Equity Portfolio (formerly The Institutional Growth Equity Portfolio), and Wellington Management Company LLP:

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional U.S. Equity Portfolio (formerly The Institutional Growth Equity Portfolio)	75,424,769.14	45,883,907.59	60.83%	45,877,913.59	99.99%

4.    Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Frontier Captial Management Company, LLC :

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Value Equity Portfolio	27,297,209.64	26,568,393.83	97.33%	24,677,785.83	92.88%

5.    Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Echo Street Capital Management LLC (“Echo Street”):

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Value Equity Portfolio	27,297,209.64	26,568,393.83	97.33%	24,677,785.83	92.88%

6.    Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Echo Street Capital Management LLC (“Echo Street”):

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Growth Equity Portfolio	30,567,837.32	29,427,601.03	96.27%	26,817,506.03	91.13%

7.    Approval of a portfolio management agreement between the Trust, on behalf of The ESG Growth Portfolio, and RBC Global Asset Management (UK) Limited:

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The ESG Growth Portfolio	13,697,652.58	13,230,970.18	96.59%	13,230,970.18	100.00%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

A special meeting of shareholders of the Portfolios was held on April 16, 2020. At the April 16, 2020 meeting, shareholders of the Portfolios approved the following:

1.    On the Proposal for a plan of reorganization among the Target Portfolios to be acquired by the Institutional U.S. Equity Portfolio;

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional Value Equity Portfolio	107,525,506.343	91,009,713.099	84.640%	91,009,713.099	100%

2.    On the Proposal for a plan of reorganization among the Target Portfolios to be acquired by the Institutional U.S. Equity Portfolio;

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional Small Cap-Mid Cap Portfolio	10,654,690.524	9,208,036.026	86.422%	9,208,036.026	100%

3.    On the Proposal for a plan of reorganization among the Target Portfolios to be acquired by the Institutional U.S. Equity Portfolio;

Nominee	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Real Estate Securities Portfolio	32,253,046.703	26,941,382.936	83.531%	26,941,382.936	100%

A special meeting of shareholders of the Emerging Markets Portfolio was held on April 30, 2020. At the April 30, 2020 meeting, shareholders of the Portfolios approved the following:

On the approval of a portfolio management agreement between the Trust and XY Investments (HK) Ltd relating to The Emerging Markets Portfolio

Affected Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Emerging Markets Portfolio	67,085,759.317	59,876,885.990	89.254%	59,743,532.990	99.778%

3.     EXPENSE EXAMPLE.     As a shareholder of the Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses:     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:     The table below provides information about hypothetical account values and hypothetical expenses based on each of the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio			Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period[1]	Annualized Expense Ratio
Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$971.20	$1.13	0.23%
		Hypothetical[2]	$1,000.00	$1,023.72	$1.16	0.23%

Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,017.90	$1.35	0.27%
		Hypothetical[2]	$1,000.00	$1,023.52	$1.36	0.27%

Institutional U.S. Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,019.60	$1.46	0.29%
		Hypothetical[2]	$1,000.00	$1,023.42	$1.46	0.29%

Small Cap-Mid Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$872.70	$2.23	0.48%
		Hypothetical[2]	$1,000.00	$1,022.48	$2.41	0.48%

Commodity Portfolio	HC Strategic Shares	Actual	$1,000.00	$719.20	$1.75	0.41%
		Hypothetical[2]	$1,000.00	$1,022.82	$2.06	0.41%

ESG Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$956.20	$1.95	0.40%
		Hypothetical[2]	$1,000.00	$1,022.87	$2.01	0.40%

Catholic SRI Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$942.90	$1.50	0.31%
		Hypothetical[2]	$1,000.00	$1,023.32	$1.56	0.31%

International Portfolio	HC Strategic Shares	Actual	$1,000.00	$888.70	$1.50	0.32%
		Hypothetical[2]	$1,000.00	$1,023.27	$1.61	0.32%

Institutional International Portfolio	HC Strategic Shares	Actual	$1,000.00	$866.60	$1.95	0.42%
		Hypothetical[2]	$1,000.00	$1,022.77	$2.11	0.42%

Emerging Markets Portfolio	HC Strategic Shares	Actual	$1,000.00	$902.10	$2.51	0.53%
		Hypothetical[2]	$1,000.00	$1,022.23	$2.66	0.53%

Core Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,062.10	$1.64	0.32%
		Hypothetical[2]	$1,000.00	$1,023.27	$1.61	0.32%

Fixed Opportunity Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,033.20	$1.01	0.20%
		Hypothetical[2]	$1,000.00	$1,023.87	$1.01	0.20%

U.S. Government Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,085.20	$1.04	0.20%
		Hypothetical[2]	$1,000.00	$1,023.87	$1.01	0.20%

Inflation Protected Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,055.70	$0.87	0.17%
		Hypothetical[2]	$1,000.00	$1,024.02	$0.86	0.17%

U.S. Corporate Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,058.40	$1.07	0.21%
		Hypothetical[2]	$1,000.00	$1,023.82	$1.06	0.21%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

Portfolio			Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period[1]	Annualized Expense Ratio

U.S. Mortgage/Asset Backed Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,030.40	$1.06	0.21%
		Hypothetical[2]	$1,000.00	$1,023.82	$1.06	0.21%

Short-Term Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,016.60	$1.40	0.28%
		Hypothetical[2]	$1,000.00	$1,023.47	$1.41	0.28%

Intermediate Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,015.30	$1.50	0.30%
		Hypothetical[2]	$1,000.00	$1,023.37	$1.51	0.30%

Intermediate Municipal II Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,022.60	$1.51	0.30%
		Hypothetical[2]	$1,000.00	$1,023.37	$1.51	0.30%

[1]	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 182/366 (to reflect the one half year period).

[2]	Represents the hypothetical 5% annual return before expenses.

4.     ADDITIONAL FEDERAL INCOME TAX INFORMATION

A.    Dividends Received Deduction.    For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ending June 30, 2020, qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Dividends Received Deduction
Value Portfolio	98.12%
Growth Portfolio	97.13%
Institutional U.S. Portfolio	78.88%
Small Cap–Mid Cap Portfolio	100.00%
ESG Growth Portfolio	55.38%
Catholic SRI Growth Portfolio	57.90%
International Portfolio	0.13%
Institutional International Portfolio	0.18%
Emerging Markets Portfolio	0.03%

B.    Qualified Dividends.    For the fiscal year ending June 30, 2020, under current tax law, the following dividends paid may be subject to a maximum tax rate of 15%:

Portfolio	Dividends Paid
Value Portfolio	100.00%
Growth Portfolio	100.00%
Institutional U.S. Portfolio	82.89%
Small Cap–Mid Cap Portfolio	100.00%
ESG Growth Portfolio	100.00%
Catholic SRI Growth Portfolio	100.00%
International Portfolio	99.20%
Institutional International Portfolio	85.97%
Emerging Markets Portfolio	85.80%

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Additional Information (continued) — June 30, 2020 (Unaudited)

C.    Foreign Tax Pass through Credit.    Certain HC Capital Trust Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2020. These shareholders will receive more detailed information along with their 2020 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2020, are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.31	$0.04
Institutional International Portfolio	$0.25	$0.03
Emerging Markets Portfolio	$0.73	$0.06

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

D.    Qualified Interest Income.    For the fiscal year ending June 30, 2020, the following dividends paid by the Portfolios were designated as Qualified Interest Income that may be exempt from U.S. withholding tax on accounts of foreign investors.

Portfolio	Qualified Interest Income
Value Portfolio	0.07%
Growth Portfolio	0.07%
Institutional U.S. Portfolio	0.23%
Small Cap–Mid Cap Portfolio	0.35%
ESG Growth Portfolio	0.15%
International Portfolio	0.48%
Institutional International Portfolio	0.27%
Emerging Markets Portfolio	0.17%
Core Fixed Income Portfolio	99.98%
Fixed Opportunity Portfolio	82.91%
U.S. Government Fixed Income Portfolio	98.98%
Inflation Protected Portfolio	100.00%
U.S. Corporate Fixed Income Portfolio	100.00%
U.S. Mortgage/Asset Backed Fixed Income Portfolio	94.31%

E.    Long Term Capital Gains.    The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount (000)
Value Portfolio	$250
Growth Portfolio	35,810
Institutional U.S. Portfolio	244,335
Small Cap–Mid Cap Portfolio	3,933
ESG Growth Portfolio	6,978
Catholic SRI Growth Portfolio	1,547
Institutional International Portfolio	147
U.S. Corporate Fixed Income Portfolio	2,007
Intermediate Municipal Portfolio	693
Intermediate Municipal II Portfolio	99

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

F.    Short Term Capital Gains. The Portfolios declared short term distributions of realized gains as follows:

Portfolio	Amount (000)
Institutional U.S. Portfolio	$11,847
U.S. Government Fixed Income Portfolio	76
U.S. Corporate Fixed Income Portfolio	91
Intermediate Municipal II Portfolio	3

G.    Tax Exempt Distributions.    The Portfolios declared and paid tax exempt distributions for the fiscal year ending June 30, 2020, as follows:

Portfolio	Amount (000)
Short-Term Municipal Portfolio	$1,543
Intermediate Municipal Portfolio	7,347
Intermediate Municipal II Portfolio	1,486

5.    ACCESS TO QUARTERLY HOLDINGS

A complete schedule of each Portfolio’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the SEC on Form N-PORT and is available on the SEC’s website at http://www.sec.gov.

6.    ADDITIONAL PORTFOLIO HOLDINGS INFORMATION

The following tables reflect the percentage of the total investments of each Portfolio attributable to the indicated industry sector, type of security or geographic region, as appropriate for the indicated Portfolio.

Value Portfolio

Security Allocation	Percentage of Value
Information Technology	26.4%
Health Care	13.6%
Consumer Discretionary	10.6%
Communication Services	9.6%
Financials	9.1%
Industrials	8.6%
Consumer Staples	6.3%
Investment Companies	4.6%
Utilities	3.0%
Real Estate	3.0%
Energy	2.7%
Materials	2.4%
Other	0.1%

Total	100.0%

Growth Portfolio

Security Allocation	Percentage of Value
Information Technology	33.0%
Consumer Discretionary	13.9%
Health Care	12.9%
Communication Services	8.5%
Financials	7.7%
Industrials	6.2%
Consumer Staples	5.6%
Investment Companies	3.5%
Real Estate	2.5%
Utilities	2.3%
Materials	2.1%
Energy	1.7%
Other	0.1%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

Institutional U.S. Portfolio

Security Allocation	Percentage of Value
Information Technology	28.4%
Health Care	13.0%
Consumer Discretionary	11.1%
Communication Services	9.7%
Industrials	8.2%
Financials	8.1%
Consumer Staples	6.1%
Real Estate	5.0%
Investment Companies	3.6%
Utilities	2.4%
Materials	2.4%
Energy	1.9%
Other	0.1%
Exchange-Traded Fund	0.0%
U.S. Treasury Obligation	0.0%

Total	100.0%

Small Cap–Mid Cap Portfolio

Security Allocation	Percentage of Value
Information Technology	16.6%
Investment Companies	16.4%
Health Care	14.4%
Industrials	14.4%
Financials	11.7%
Consumer Discretionary	9.3%
Materials	5.5%
Real Estate	4.1%
Energy	2.2%
Communication Services	2.1%
Consumer Staples	2.0%
Utilities	1.3%

Total	100.0%

Commodity Portfolio

Security Allocation	Percentage of Value
Investment Company	100.0%

Total	100.0%

ESG Growth Portfolio

Security Allocation	Percentage of Value
Information Technology	19.1%
Health Care	13.6%
Financials	12.5%
Consumer Discretionary	10.3%
Industrials	10.1%
Communication Services	8.0%
Consumer Staples	7.0%
Investment Company	5.5%
Materials	4.5%
Utilities	3.9%
Energy	3.3%
Real Estate	2.2%

Total	100.0%

Catholic SRI Growth Portfolio

Security Allocation	Percentage of Value
Information Technology	23.9%
Financials	14.4%
Consumer Discretionary	12.2%
Communication Services	9.8%
Industrials	9.3%
Consumer Staples	7.4%
Health Care	7.0%
Materials	4.8%
Utilities	3.7%
Energy	3.7%
Real Estate	3.3%
Investment Companies	0.5%

Total	100.0%

International Portfolio

Security Allocation	Percentage of Value
Financials	16.6%
Industrials	13.0%
Health Care	12.8%
Consumer Staples	10.8%
Consumer Discretionary	9.2%
Information Technology	8.0%
Materials	7.5%
Investment Companies	6.4%
Communication Services	4.9%
Energy	4.2%
Utilities	3.7%
Real Estate	2.8%
Other	0.1%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

Institutional International Portfolio

Security Allocation	Percentage of Value
Investment Companies	44.9%
Financials	8.8%
Health Care	8.1%
Industrials	8.0%
Consumer Staples	6.8%
Consumer Discretionary	6.0%
Information Technology	4.5%
Materials	4.0%
Communication Services	2.9%
Utilities	2.1%
Energy	1.9%
Real Estate	1.8%
Other	0.1%
U.S. Treasury Obligation	0.1%

Total	100.0%

Emerging Markets Portfolio

Security Allocation	Percentage of Value
Financials	17.6%
Information Technology	15.4%
Consumer Discretionary	13.4%
Communication Services	13.3%
Investment Companies	11.5%
Consumer Staples	6.9%
Materials	5.5%
Energy	4.5%
Industrials	4.1%
Health Care	4.0%
Real Estate	2.0%
Utilities	1.5%
U.S. Treasury Obligations	0.2%
Other	0.1%

Total	100.0%

Core Fixed Income Portfolio

Security Allocation	Percentage of Value
Corporate	33.8%
Treasury	30.0%
Agency	19.8%
Investment Companies	6.8%
Yankee Dollar	6.3%
Mortgage	1.7%
U.S. Government Agency Securities	1.2%
Asset Backed Securities	0.4%

Total	100.0%

Fixed Opportunity Portfolio

Security Allocation	Percentage of Value
Investment Companies	100.0%

Total	100.0%

U.S. Government Fixed Income Portfolio

Security Allocation	Percentage of Value
Treasury	93.5%
U.S. Government Agency Securities	3.6%
Investment Company	2.9%
Yankee Dollar	0.0%

Total	100.0%

Inflation Protected Portfolio

Security Allocation	Percentage of Value
Treasury	90.5%
Investment Company	9.5%

Total	100.0%

U.S. Corporate Fixed Income Portfolio

Security Allocation	Percentage of Value
Financials	24.2%
Communication Services	12.4%
Energy	11.2%
Investment Companies	8.3%
Industrials	7.9%
Health Care	7.6%
Utilities	6.8%
Information Technology	6.1%
Materials	5.6%
Consumer Staples	5.6%
Real Estate	2.2%
Consumer Discretionary	2.1%

Total	100.0%

U.S. Mortgage/Asset Backed Fixed Income Portfolio

Security Allocation	Percentage of Value
Agency	69.5%
Investment Company	23.5%
Mortgage	6.0%
Asset Backed Securities	1.0%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

Short-Term Municipal Portfolio

Security Allocation	Percentage of Value
General Obligation	53.8%
Revenue Bonds	34.7%
Investment Company	11.5%

Total	100.0%

Intermediate Municipal Portfolio

Security Allocation	Percentage of Value
Revenue Bonds	48.0%
General Obligation	11.6%
General	10.5%
Transportation	6.2%
Medical	4.8%
Water	3.0%
Facilities	2.4%
Airport	2.1%
Power	2.0%
Education	1.9%
Tobacco Settlement	1.3%
School District	1.3%
Investment Company	1.2%
Utilities	1.2%
Student Loan	1.1%
Higher Education	1.1%
Nursing Homes	0.3%

Total	100.0%

Intermediate Municipal II Portfolio

Security Allocation	Percentage of Value
General Obligation	36.6%
Revenue Bonds	26.2%
Investment Company	10.0%
Water	7.2%
School District	5.4%
General	4.7%
Medical	3.7%
Utilities	3.0%
Transportation	1.8%
Higher Education	1.2%
Facilities	0.2%

Total	100.0%

7.     BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co. LLC (“Hirtle Callaghan”). The Adviser provides overall investment management services with respect to HC Capital Trust (the “Trust”) and each of its separate portfolios (“Portfolios”) pursuant to the terms of two separate agreements with the Trust (the “HC Contracts”). The Adviser is authorized under the HC Contracts to purchase and sell portfolio securities for the Portfolios. Day-to-day portfolio management services are generally provided to the respective Portfolios by one or more investment advisory organizations (each a “Specialist Manager”) pursuant to the terms of separate investment advisory agreements (each a “Portfolio Management Agreement”). At the beginning of the fiscal year ended June 30, 2020, the Trust offered twenty-two Portfolios, eighteen of which were managed by two or more Specialist Managers.1 On May 4, 2020, three of those Portfolios, The Institutional Value Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio and The Real Estate Portfolio, merged into The Institutional U.S. Equity Portfolio. Accordingly, as of the end of the fiscal year ended June 30, 2020, the Trust offered nineteen Portfolios, sixteen of which were managed by two or more Specialist Managers. Each Specialist Manager is responsible for providing day-to-day portfolio management services for that portion of a Portfolio’s assets allocated to it by, and under the supervision of, the Adviser.

During the six-month period covered by this report, the Trust’s Board of Trustees (the “Board”):

•	Approved the continuation of the HC Contracts;

•	Approved the continuation of certain Portfolio Management Agreements, as set forth below;

[1]	See Note 3.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

•	Approved a new Portfolio Management Agreement with XY Investments LLC (“XY”) related to The Emerging Markets Portfolio;

•	Approved a new Portfolio Management Agreement with Western Asset Management Company (“WAMCO”) related to The Corporate Opportunities Portfolio;[2]

•	Approved new Portfolio Management Agreements with Pacific Investment Management Company LLC (“PIMCO”) related to five Portfolios;

•	Approved a new Portfolio Management Agreement with Sound Point Capital Management, LP (“Sound Point”) related to The Corporate Opportunities Portfolio;[2]

•	Approved Amendments to Portfolio Management Agreements with City of London Investment Management Company Limited (“CLIM”) relating to six Portfolios; and

•	Approved amendments to Portfolio Management Agreements with Mellon Investments Corporation (“Mellon”) related to two Portfolios.

In considering the information and materials described herein, the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser within the meaning of the Investment Company Act (the “Independent Trustees”) were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In view of the broad scope and variety of factors and information, the Board did not find it practicable to, and did, assign relative weights to the specific factors considered in reaching its conclusions to approve the HC Contracts and the various Portfolio Management Agreements and amendments. Rather, the conclusions were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Approval of the HC Contracts.     During the six-month period covered by this report, the Trust’s Board approved the continuation of both of the HC Contracts. In approving the HC Contracts, the Board gave substantial weight to the fact that the Trust and the Portfolios are designed to serve as asset allocation vehicles for, and are available exclusively to, clients of Hirtle Callaghan. Other factors considered by the Board in connection with its determination to approve the HC Contracts are summarized below.

With respect to the nature, extent and quality of the services provided by the Adviser to the Trust, the Board concluded that it was satisfied with the services. The Board determined that the Adviser’s services, including its role in the selection and oversight of the Specialist Managers, the allocation of assets among the Specialist Managers in multi-manager Portfolios, the process for identifying instances where there may be a need to replace a Specialist Manager and the process with regard to the efficient and economical implementation of such changes were consistent with the expectations of the Trust’s shareholders. In reaching this determination, the Board considered the services of the Trust’s executive officers, each of whom is an employee of Hirtle Callaghan, their oversight of the activities of the Trust’s administrator and other service providers, and the oversight of the Specialist Managers provided by the Adviser. The Board also considered the Adviser’s efforts to control the costs of the Trust, including obtaining advisory fee concessions from various Specialist Managers. The Board further considered the Adviser’s response to the market volatility and uncertainty during the recent pandemic and the implementation of the Adviser’s business continuity plan.

With respect to the performance achieved by the Trust’s Portfolios, the Board viewed the overall performance of the respective Portfolios in the context of their use as vehicles through which the Adviser seeks to access specific asset classes on behalf of Hirtle Callaghan clients. The Board was informed with respect to publicly available information about the performance of peer funds but based its conclusions primarily on the specific facts and circumstances of the Trust. The Board concluded that the performance results achieved by each Portfolio reflect appropriate manager selection by the Adviser and that the continuation of the relationship with the Adviser and approval of the HC Contracts were in the best interests of the Trust’s shareholders and consistent with shareholder expectations.

With respect to the fees paid to the Adviser under the HC Contracts, the Board considered the fact that Hirtle Callaghan’s standard client agreement provides for a fee reduction to the extent that a client’s assets are invested in a Portfolio that is equal to the 0.05% fee payable to the Adviser by each Portfolio under the HC Contract, effectively reducing

[2]	At the time that the Agreement was approved, the Portfolio was named The Fixed Income Opportunity Portfolio. Its name was changed to The Corporate Opportunities Portfolio as of August 17, 2020.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

the Adviser’s income from the Trust to 0.00%. Although informed with respect to advisory fees charged by peer funds, the Board did not consider such information to be a material factor in reaching its conclusion regarding the reasonableness of the fees paid to the Adviser by the Portfolios under the HC Contracts although the Board did consider comparisons of overall expenses to those of peer funds. In light of the unique fee reduction feature embedded in Hirtle Callaghan’s standard client agreements, the Board did not consider the financial position of the Adviser or specific information with respect to the costs and expenses incurred by the Adviser in providing services to the Trust other than to confirm the Adviser’s continued financial viability. Given the structure of the Advisor’s fee schedule, the Board determined that there was little, if any, opportunity for a Portfolio to achieve economies of scale with respect to the level of the Adviser’s fee. Based on the foregoing and other information relating to the structure and level of the Adviser’s fee provided to the Board, the Board concluded that the rate at which the Adviser is paid by the Trust for the services it provides to each Portfolio is reasonable.

Continuation of Certain Portfolio Management Agreements.     The Portfolio Management Agreements approved for continuance during the period (collectively, the “Continuing Agreements”) are identified below, together with the Specialist Managers subject to review during the period.

Specialist Manager	Portfolios
Agincourt Capital Management, LLC	The ESG Growth Portfolio The Catholic SRI Growth Portfolio The Core Fixed Income Portfolio The U.S. Corporate Fixed Income Securities Portfolio

Mellon Investments Corporation

The Value Equity Portfolio

The Institutional Value Equity Portfolio[3]

The Growth Equity Portfolio

The Institutional U.S. Equity Portfolio

The Small Capitalization-Mid Capitalization Equity Portfolio

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio[3]

The Real Estate Securities Portfolio[3]

The Commodity Returns Strategy Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio (two agreements related to two different strategies)

The Core Fixed Income Portfolio

The Corporate Opportunities Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The Intermediate Term Municipal Bond Portfolio

Breckinridge Capital Advisors, Inc.	The Short-Term Municipal Bond Portfolio The Intermediate Term Municipal Bond Portfolio II

City of London Investment Management Company, Limited

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Corporate Opportunities Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond Portfolio II

[3]	Portfolio subsequently merged into The Institutional U.S. Equity Portfolio.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

Specialist Manager	Portfolios

Fort Washington Investment Advisors, Inc.	The Corporate Opportunities Portfolio

Western Asset Management Company	The Corporate Opportunities Portfolio

Jennison Associates LLC	The Growth Equity Portfolio The Institutional U.S. Equity Portfolio

Pacific Investment Management Co., LLC	The Institutional U.S. Equity Portfolio The Commodity Returns Strategy Portfolio

Parametric Portfolio Associates

The Value Equity Portfolio (three agreements related to three different strategies)

The Growth Equity Portfolio (three agreements related to three different strategies)

The Institutional U.S. Equity Portfolio (two agreements related to two different strategies)

The Small Capitalization-Mid Capitalization Equity Portfolio (three agreements related to three different strategies)

The Commodity Returns Strategy Portfolio (three agreements related to three different strategies)

The ESG Growth Portfolio (two agreements related to two different strategies)

The Catholic SRI Growth Portfolio (two agreements related to two different strategies)

The International Equity Portfolio (three agreements related to three different strategies)

The Institutional International Equity Portfolio (two agreements related to two different strategies)

The Emerging Markets Portfolio (three agreements related to three different strategies)

The Corporate Opportunities Portfolio (two agreements related to two different strategies)

Vaughan Nelson Investment Management, L.P.	The Commodity Returns Strategy Portfolio

In its deliberations with respect to each of the Continuing Agreements, the Board recognized that, under each such agreement, a Specialist Manager is responsible only for day-to-day investment decisions with respect that portion of a Portfolio’s assets allocated to it. The Board further recognized that the Specialist Managers do not participate in the administration of any of the Portfolios or in the distribution of shares of any of the Portfolios and thus receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios for investment management services.

In approving the Continuing Agreements, the Board concluded that continuation of each of the Continuing Agreements was in the best interests of each respective Portfolio and consistent with the expectations of shareholders of the Portfolios. While the Board did not identify any particular factor as controlling, the Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of Hirtle Callaghan’s clients; and that shares of the respective Portfolios are generally available only to such clients. With respect to the nature, extent and quality of the services provided by each of the Specialist Managers, the Board was informed with respect to the specific investment process employed by each of the Specialist Managers in managing the assets of the respective Portfolios allocated to them and the qualifications of each Specialist Manager’s investment management personnel. The Board was also informed with respect to each Specialist Manager’s infrastructure and whether it appears to adequately support the strategies being implemented for the various Portfolios. The Board was further informed about the impact of the recent pandemic on the Specialist Managers and the implementation of their business continuity plans. The Board concluded that the nature, extent and quality of the portfolio management services provided by each of the Specialist Managers were satisfactory in light of the specific strategies employed on behalf of the respective Portfolios and, thus, supported a decision to approve the continuation of each of the Continuing Agreements.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

The Board also considered representations made by the Adviser that the performance achieved by the relevant Specialist Managers was consistent with the Adviser’s expectations in the context of the overall objectives, and multi-manager strategy, of each of the respective Portfolios. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of peer funds managed by other investment advisory organizations. The Board did not specifically rely on such information but based its conclusions on the facts and circumstances related to each Portfolio.

In concluding that continuation of the Continuing Agreements was appropriate, the Board did not rely upon any single factor but gave considerable weight to the Adviser’s recommendations and its assessment of each Specialist Manager’s overall compliance profile and the success and future ability of each Specialist Manager in capturing the respective Portfolios’ desired asset classes. Based on the foregoing, the Board concluded that the performance of the Specialist Managers was satisfactory and that continuation of such contracts was in the best interest of shareholders of the respective Portfolios.

The Board also concluded that the rate at which each of the Specialist Managers is compensated under the Continuing Agreements is reasonable. In reaching this conclusion, the Board had before it information about the impact of break-points, financial information about the Specialist Managers relating to factors such as profitability, comparable fees charged to other institutional clients and/or to peer funds for similar services and costs incurred by the Specialist Managers in providing services to the respective Portfolios. The Board was also informed with respect to advisory fees paid by other, unaffiliated, funds with similar objectives and strategies. In considering this information, the Board gave substantial weight to information demonstrating that the rate at which these Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser, including in several cases, negotiated fee waivers/reductions and scheduled breakpoints designed to recognize economies of scale where appropriate.

Approval of New Portfolio Management Agreement with XY.     During the period, the Board approved a new Portfolio Management Agreement (the “XY Agreement”) between the Trust and XY relating to The Emerging Markets Portfolio (the “Affected Portfolio”).

Based upon the Adviser’s recommendation, it was determined by the Board that an allocation of assets of the Affected Portfolio to XY was appropriate in order to access the firm’s ability to employ quantitative strategies in the China A Shares market. Accordingly, the Board approved the terms of the XY Agreement.

In connection with its deliberations, the Board reviewed and considered information that it had requested and received from XY, as well as information provided to it by the Adviser in connection with the December 2019 Board meeting and the March 2020 Meeting. In addition, the Board had the opportunity to meet with and ask questions of principals of XY. During the course of the Board’s deliberations, the Independent Trustees were represented by independent legal counsel.

In concluding that the approval of the XY Agreement was in the best interests of the Affected Portfolio and consistent with the expectations of its shareholders, the Board gave substantial weight to the Adviser’s views, as well as the Adviser’s assessment of the potential contribution to the Affected Portfolio of XY’s strategy. The Board also considered the Adviser’s representation that an allocation of approximately 5% of the Affected Portfolio’s assets is expected to be made to XY subject to changes in the Adviser’s assessment of the markets and related factors. The Board noted the Adviser’s explanation that the Affected Portfolio was currently underweight China in comparison to its benchmark and belief that an allocation to XY was appropriate to access the China A Shares market.

Other factors considered by the Board in approving the XY Agreement included the nature, extent and quality of the services expected to be provided by XY, and the Adviser’s expectations for the Affected Portfolio and the types of circumstances that might lead the Adviser to recommend changes in the level of assets allocated to XY. The Board also reviewed and considered, among other things, the Adviser’s prior exposure to XY through a private investment; the risk profile of XY’s proposed investment strategy, as well as the risk of investing in China more generally; the qualifications, background and experience of the investment personnel at XY who would be responsible for the day-to-day portfolio management of the Affected Portfolio’s allocated assets; XY’s experience in managing other funds and accounts; XY’s financial condition; XY’s policies and procedures designed to prevent violations of the Federal Securities laws (as defined in Rule 38a-1 under the Investment Company Act of 1940); and the domestic and foreign regulatory bodies to which XY must report, including the U.S. Securities and Exchange Commission.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

The Board also determined that the rate at which XY would be compensated for its services under the XY Agreement was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolio managed by other investment advisers (the “peer group”) and with information from XY regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Affected Portfolio and of the Trust as a whole and the fact that the terms of the XY Agreement were determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

The Board was aware of the fact that implementing the XY engagement would result in an increase in the overall advisory fees paid by the Affected Portfolio but balanced such increase against the Adviser’s recommendation that access to XY’s strategy would benefit the Affected Portfolio. The Board also recognized that the overall levels of advisory fees experienced by the Affected Portfolio depends upon the manner in which its assets are allocated among the various Specialist Managers.

In concluding that implementation of the XY Agreement would be appropriate and, further, that approval of the XY Agreement was in the best interests of shareholders of the Affected Portfolio, the Board considered it of importance that, like all of the Portfolios of the Trust, the Affected Portfolio is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolio are generally available only to such clients.

Approval of New Portfolio Management Agreements with WAMCO.     During the period, the Board also approved a new Portfolio Management Agreement (the “New WAMCO Agreement”) with WAMCO related to The Corporate Opportunities Portfolio.

In approving the New WAMCO Agreement, the Board received information about certain anticipated changes in the ownership structure of WAMCO, which, under the 1940 Act, would result in the automatic termination of the then existing agreement (“Prior Agreement”) between the Trust and WAMCO. In determining to approve the New WAMCO Agreement, the Board considered the fact that the New WAMCO Agreement was substantively identical to the Prior Agreement and that the fees to which WAMCO would be entitled and the expenses of the Portfolio served by WAMCO would not increase as a result of the changes in WAMCO’s structure or implementation of the New WAMCO Agreement. The Board also considered representations provided by WAMCO to the Adviser and the Trust’s officers to the effect that the services to be provided to the Trust under the New WAMCO Agreement would not change as a result of the approval of the New WAMCO Agreement and that approval of the New WAMCO Agreement would avoid disruption of the portfolio management services provided to the Portfolio. The Board also considered each of the factors it had considered in approving continuation of the Continuing Agreements noted above.

Approval New Portfolio Management Agreements with PIMCO and Sound Point.    During the period, the Board approved new Portfolio Management Agreements (the “PIMCO Agreements”) between the Trust and PIMCO relating to each of The Institutional International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio as well as a new Portfolio Management Agreement (the “Sound Point Agreement” and, collectively with the PIMCO Agreements, the “New Agreements”) between the Trust and Sound Point relating to The Corporate Opportunities Portfolio (collectively with the Portfolios for which New PIMCO Agreements were approved, the “Affected Portfolios”).

In connection with its deliberations, the Board reviewed and considered information provided by each of PIMCO and Sound Point (together, the “Proposed Managers”) at the meeting. The Board also reviewed and considered information provided in response to a set of requests for information submitted to each Proposed Manager by the Independent Trustees in connection with their consideration of the New Agreements. The Board reviewed and considered information about each Proposed Manager’s business operations, financial position, costs and/or profitability, other accounts and related information.

In concluding that approval of each of the New Agreements was in the best interests of each of the respective Affected Portfolios and consistent with the expectations of its shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of each Affected Portfolio, the role of the various Specialist Managers currently serving each Affected Portfolio, and the potential benefits of engaging each of the Proposed Managers to manage a portion of each of the respective Affected Portfolios’ assets.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

The Board also considered information provided to it by the Adviser and each of the Proposed Managers with respect to the nature and quality of the services expected to be provided by each of the Proposed Managers, each Proposed Manager’s performance record in managing investment accounts similar to the respective Affected Portfolios, each Proposed Manager’s commitment to maintaining a consistent investment strategy, the size and depth of each organization and other factors. The Board also considered the specific terms of each New Agreement including fees payable to each of the Proposed Managers.

The information received from the Adviser included the Adviser’s overall evaluation of each of the Proposed Managers, the investment style that the Adviser expects each Proposed Manager to bring to its assignment, the Adviser’s expectations for each Affected Portfolio and the types of circumstances that may lead the Adviser to recommend changes in the level of assets allocated to the strategy assigned to each of the Proposed Managers.

In summary, the Board concluded that the implementation of each of the New Agreements would be in the best interests of the Trust and the shareholders of each respective Affected Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to each Proposed Manager’s management style and past performance record. Specifically, in considering the nature, extent and quality (including performance) of the services expected to be provided by each Proposed Manager, the Board considered information provided by the Adviser and each Proposed Manager with respect to each Proposed Manager’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds, when applicable) in the past, and information relating to its compliance programs and back office systems. The Board further considered information with respect to the experience and professional backgrounds of the members of the proposed portfolio management teams. The Board also considered information provided throughout the year about PIMCO, which serves as a specialist manager for other of the Trust’s series, as well as information provided by a representative of Sound Point in a presentation made to the Board at its June 16, 2020 meeting. In concluding the fact that the services expected to be provided by each Proposed Manager were reasonably likely to benefit each respective Affected Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of each Proposed Manager to carry out the investment policies of each respective Affected Portfolio and to implement its investment strategies.

The Board also determined that the terms of each New Agreement were fair and reasonable and that the rate at which each Proposed Manager would be compensated for its services under the applicable New Agreements was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”) and with information from each Proposed Manager regarding the fee structures of its similarly-managed accounts. While the Board found the information presented useful as an indication of the range of fees and services in the peer groups and among similarly-managed accounts of each Proposed Manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of each Affected Portfolio and of the Trust as a whole and the fact that the rate at which each Proposed Manager is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board was aware of the fact that implementing the proposed engagements could result in an increase in the overall advisory fees paid by each of the Affected Portfolios at certain asset levels, but balanced such possible increases against the advantage to each Affected Portfolio expected to be achieved by virtue of access to the various investment strategies to be employed by each Proposed Manager. The Board also recognized that the overall levels of advisory fees and expenses experienced by each Affected Portfolio depend upon the manner in which the assets of such Affected Portfolio are allocated among the various Specialist Managers by the Adviser.

In concluding that the engagement of each Proposed Manager would be appropriate and, further, that approval of each of the New Agreements was in the best interests of shareholders of each respective Affected Portfolio, the Board considered it of importance that, like all of the portfolios of the Trust, the Affected Portfolios are designed primarily to serve as vehicles through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolios are generally available only to such clients. The Board also had before it information to the effect that each of the Proposed Managers would be responsible only for the day-to-day investment decisions for that portion of the assets of the Affected Portfolio allocated to it. Moreover, the Board was informed that none of the Proposed Managers would participate in the administration of any of the respective Affected Portfolios or the distribution of their shares and would receive limited, if any, benefit from their association with the Affected Portfolios or the

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by each of the Proposed Managers, referencing the expected investment styles to be employed, the experience of the personnel expected to be assigned to each Affected Portfolio and the past performance of the organizations including, as applicable, peer group comparisons and comparisons with each Proposed Manager’s other similarly-managed accounts. The Board considered that each Proposed Manager is not affiliated with the Adviser and that the rate to be paid to each Proposed Manager represents arm’s-length negotiation between the Adviser and the Proposed Manager. For these reasons, the Board determined that the profitability to each Proposed Manager from its relationship with an Affected Portfolio was not a material factor in its deliberations with respect to consideration of the approval of each New Agreement. The Board further considered that the arm’s-length negotiations between the Adviser and each Proposed Manager resulted in fee reductions and scheduled breakpoints designed to recognize economies of scale where appropriate.

Approval of Amendments to Portfolio Management Agreements with CLIM.     During the period, the Board also approved amendments (the “CLIM Amendments”) to the Portfolio Management Agreements (the “CLIM Agreements”) with CLIM related to each of The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Corporate Opportunities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio (the “Affected Portfolios”). The Board reviewed the effect of the CLIM Amendments which was to change the frequency with which CLIM is paid from quarterly to monthly for certain Affected Portfolios, add disclosure related to MiFID II for certain Affected Portfolios and to change the identification of the recipient of notices in each of the Affected Portfolios. At its meeting in March, 2020, the Board approved the CLIM Amendments. The Board noted that the CLIM Amendments did not change either the services provided to any of the Affected Portfolios or the total amount of compensation to be paid to CLIM. The Board also reviewed updated information about CLIM and its services. Based on all of the information presented, the Board concluded that implementation of the CLIM Amendments was in the interests of shareholders of the Affected Portfolios.

Approval of Amendments to Portfolio Management Agreements with Mellon.     During the period, the Board also approved amendments (the “Mellon Amendments”) to the Portfolio Management Agreements (the “Mellon Agreements”) with Mellon related to its developed markets strategies for each of The International Equity Portfolio and The Institutional International Equity Portfolio (the “Affected Portfolios”). The Board was informed that the Mellon Amendments would reduce the fees payable to Mellon with respect to developed markets assets it managed for each of the Affected Portfolios, with different fees based on whether the assets were to be managed using indexing or factor strategies.

At its meeting in June, 2020, the Board approved the Mellon Amendments. In making this approval, the Board reviewed updated information from Mellon with respect to the nature, extent and quality of the services provided by Mellon and the role of the organization in the context of the Affected Portfolios and noted that the only effect of the Mellon Amendments was to lower the applicable fees. Based on all of the information presented, the Board concluded that implementation of the Mellon Amendments was in the interests of shareholders of the Affected Portfolios.

8.     OPERATION AND IMPLEMENTATION OF THE LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has implemented a liquidity risk management program (“Liquidity Program”) pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended. The Liquidity Program is designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has approved the Liquidity Program as well as the designation of the Fund Liquidity Review Group, which consists of investment, operations, risk, and compliance representatives from the Adviser, to administer the Liquidity Program, subject to the oversight of the Board. The Fund Liquidity Review Group may engage third parties to perform certain functions under the Liquidity Program.

On April 1, 2020, the Fund Liquidity Review Group provided to the Board its annual report on the Liquidity Program (the “Annual Liquidity Report”). The Annual Liquidity Report, which covered the period from December 1, 2018 through December 31, 2019 (the “Review Period”), reviewed the operation of the Liquidity Program and assessed the adequacy and effectiveness of the Liquidity Program’s implementation. The Annual Liquidity Report addressed the key components of the Liquidity Program, including the periodic assessment of the Funds’ liquidity risk based on a number of factors (including a Fund’s investment strategy and liquidity of its portfolio investments), classification of portfolio investments into one of four liquidity categories, 15% limit on the Funds’ acquisition of illiquid investments, highly liquid investment minimum requirements, and processes related to in-kind redemptions. The Fund Liquidity Review Group also reported on certain material events that occurred after the Review Period.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2020 (Unaudited)

As reflected in the Annual Liquidity Report, the Fund Liquidity Review Group concluded that: (1) the Liquidity Program continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk; (2) each Fund’s liquidity risk continues to be appropriate in light of the Fund’s investment objective and strategies and each Fund’s investment strategies continue to be appropriate for an open-end management investment company; and (3) the Liquidity Program has been adequately and effectively implemented with respect to each Fund during the Review Period.

OFFICERS.    The table below sets forth certain information about the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Geoffrey A. Trzepacz Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1975	President	Indefinite; President since 12/11/18	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	19

Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Director of the Adviser. She has been with the Adviser for more than five years.	19

Guy Talarico Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/13	Mr. Talarico is President and CEO of Alaric Compliance Services, LLC and has been since the company’s inception in 2004.	19

Umar Ehtisham Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1981	Liquidity Risk Officer	Indefinite; Since 12/01/18	Mr. Ehtisham is currently the Chief Compliance & Risk Officer (CCO) of the Adviser since May 2018. Prior to January 2018, he served as Director & CCO at Cipperman Compliance Services (09/2014 – 05/2018) and Audit Manager at E*Trade Financial (01/2013 – 09/2014).	19

Curtis Barnes Citi Fund Services 4400 Easton Commons, Suite 200 Columbus, OH 43219 Born: 1953	Secretary	Indefinite; Since 6/05/14	Mr. Barnes is a Senior Vice President and has been with Citi Fund Services Ohio, Inc. since June 1995.	19

HC CAPITAL TRUST

Additional Information (concluded) — June 30, 2020 (Unaudited)

INDEPENDENT TRUSTEES.     The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
John M. Dyer Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1954	Trustee	Indefinite: Since 6/18/19	Mr. Dyer is currently a Board member of Cox Enterprises, Inc. (technology, communications and automotive services) (“Cox”) since 2010 and World Wide Technology (technology services) since 2019. Formerly, President and CEO of Cox (2014-2017)	19	None

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, a registered investment adviser.	19	None

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1945	Trustee and Chairman	Indefinite; Trustee since 7/15/99; Chairman since 3/21/17	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	19	None

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	19	Oncor Electric Delivery Company LLC

INTERESTED TRUSTEE.     The following table sets forth certain information about the Interested Trustee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Geoffrey A. Trzepacz ** Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1975	Trustee and President	Indefinite; Since 1/01/19	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	19	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

**	Mr. Trzepacz is considered to be “interested” as a result of his present positions with the Adviser or its affiliates.

HC CAPITAL TRUST

Trustees

GEOFFREY A. TRZEPACZ*

JOHN M. DYER

JARRETT B. KLING

R. RICHARD WILLIAMS

RICHARD W. WORTHAM III

* ‘Interested Person’ as that term is defined in the Investment Company Act of 1940.

Investment Adviser

HC Capital Solutions

Five Tower Bridge

300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

Administrator

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

41 South High Street, Suite 2500

Columbus, OH 43215

Custodian

State Street Bank and Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

This report is for the information of the shareholders of HC Capital Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/20

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Code of Ethics is included as an Exhibit. During the period covered by the report, with respect to the Registrant’s Code of Ethics, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John M. Dyer, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Dyer was appointed to the Board of Trustees effective June 17, 2019 and was determined to be an audit committee financial expert on June 16, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2019	$646,253
2020	$617,375

For the fiscal years ended June 30, 2019 and June 30, 2020, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of the financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years for the Registrant are shown in the table above.

Audit-related fees include the aggregate fees billed in each of the last two fiscal years for assurance and related services provided by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under Audit Fees under Item 4(a).

(b) Audit-Related Fees

2019	$0
2020	$0

(c) Tax Fees

2019	$168,755
2020	$185,882

Tax fees include amounts related to tax compliance, tax advice, and tax planning. Such tax services included the review of income and excise tax returns for the Registrant as shown in the table above for the fiscal years ended June 30, 2019 and June 30, 2020.

(d) All Other Fees

2019	$125,423
2020	$238,249

Other fees include amounts related to international tax services for the Registrant as shown in the table above for the fiscal years ended June 30, 2019 and June 30, 2020.

(e)(1) - Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the HC Capital Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Portfolios. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) - The following percentages of the services summarized in (b)-(d) above were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

2019	0%
2020	0%

(f) - Not applicable.

(g) - For the fiscal years ended June 30, 2019 and June 30, 2020, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and to the Registrant’s investment advisers (the “Advisers”) and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h) - Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (“the Act”) (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HC Capital Trust

By (Signature and Title)	/s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date:    November 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Colette Bergman
Colette Bergman, Principal Financial Officer

Date:    November 18, 2020

By (Signature and Title)	/s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date:    November 18, 2020